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                                                             Annual Report
                                                             December 31, 2000

            Investment Vision
                 The Variable Series  |  Variable Series Trust

--------------------------------------------------------------------------------
   Insurance Products:
 .  Are NOT FDIC insured; NOT insured by the FDIC, NCUSIF, or any other federal entity;
 .  Are NOT deposits or other obligations of any bank and are NOT guaranteed by any bank; and
 .  Are subject to investment risk, including the possible loss of principal investment.
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

Dear Shareholder,

The economic and financial landscape has shifted dramatically since our last report to you six months ago The Federal Reserve has finally achieved its goal of slowing economic growth, and market sentiment has moved abruptly toward fear of an impending recession.

The Fed acknowledged in December that economic weakness is now a greater concern than inflation, but stopped short of lowering interest rates to stimulate the economy at that time. However, the rate was cut at a special meeting called on January 3, 2001. The overall macroeconomic picture right now is almost exactly what Alan Greenspan has been targeting; growth still positive but slightly below the economy's potential, minimal inflation, and a slight increase in the unemployment rate.

There are two key reasons for the bleak mood in financial markets. First, the economic slowdown, even if it proceeds exactly according to the Fed's plan, implies a jarring halt to the recent pace of growth in corporate earnings. Stocks and bonds are both being hit by changed expectations of profits and defaults. Second, there is a legitimate fear that the Fed may have made a mistake, overdoing the monetary tightening earlier in 2000. It takes up to a year for the full impact of interest rate changes to work its way through the economy, so there could still be more tightening in the pipeline from last May's 50-basis-point increase. While the best guess is that the Fed is getting it right, and stands ready to ease rates again if the need is compelling, markets are still reflecting a valid concern that we might already be on a slippery slope.

But while the market was turbulent this past year, not everyone faired poorly. Most financial pundits agree that those who had their assets well diversified in year 2000 were generally much better off than those who weren't diversified. John Hancock offers a unique and highly diversified group of funds for our shareholders to select from for their variable life and annuity products. Further, we monitor all of our funds regularly to ensure that each maintains its stated investment style. By offering you many choices across all investment styles, you can make sure that your variable life or variable annuity assets are properly diversified.

It may be time for you to review the fund choices in your variable life and/or annuity policies to see if the asset allocation you selected is still appropriate for your current situation. If so, please contact the registered representative who assisted you with the purchase of your policy and he or she will assist you in that process. We want to help you get the most out of your John Hancock variable products. Diversification of investment choices, which meet your asset allocation preferences, is another way we may be able to achieve your objectives.

Thank you for purchasing your variable life and/or annuity products from John Hancock. You can rest assured that we will continue to work on your behalf.

Sincerely,

/s/ Michele G. Van Leer           /s/ Thomas J. Lee

Michele G. Van Leer               Thomas J. Lee
Chairman                          President and Vice Chairman

[PHOTO]                           [PHOTO]
Michele G. Van Leer               Thomas J. Lee
Chairman                          President and Vice Chairman

 Economic Overview
 John Hancock Economic Research


Economic conditions in the US shifted dramatically during 2000, slowing from over a 5% pace of growth in the first half to just over 2% in the second. The abrupt downshift cut sharply into corporate earnings, resulting in rising loan losses and bond defaults, and slumping equity prices for high-flying technology stocks.

Changing conditions brought a chastened mood in financial markets and the media, with widespread fears of recession for the first time in several years. The Federal Reserve announced in December a reassessment of the relative risk of recession and inflation, followed in January by a surprise half-point cut in short-term interest rates.

Investors seemed reassured by the Fed's action, seeing it as proof that Chairman Greenspan was on the job and ready to prevent a recession, despite some fear that his surprise rate cut showed that the economy must be even weaker than we had thought. Stock prices recovered some lost ground, and credit spreads narrowed as money started moving back into higher-risk corporate bonds. Overall, however, markets have remained volatile.

A soft landing: soft for whom?

We still appear to be headed for a soft landing rather than a recession. But "soft" means only that overall growth remains positive--it does not mean comfortable. A downshift from over 5% growth to under 2% may cause just as much pain to many sectors as past recessions. In financial markets, the impact of precipitous drops in corporate earnings can make a soft landing for the economy feel very bumpy.

In addition, the risk of an actual recession has increased. Consumer confidence has fallen sharply, which may cut into spending (auto sales are already down), while lower stock prices and tighter credit cut into both the desire and the ability of businesses to finance new capital investment. We still believe that the Federal Reserve will successfully avert a recession, but the chance that a mistake or an external shock will put us over the edge are clearly much higher when growth is already sluggish.

Inflation: dead but not buried

With the economy slowing, the specter of inflation has almost evaporated as cost pressures which had been building in the services sectors start to abate. Wage growth will probably slow as jobs become less plentiful.

Nonetheless, oil costs remain a constant worry, as OPEC tries to sustain high prices. In addition, falling interest rates normally weaken the dollar, boosting goods prices across the board. For the moment it seems that foreign interest rates will follow US rates down, so that there will not necessarily be any relative weakening of the dollar. But with slower US growth and a huge trade deficit, there is a real risk that imported inflation could at some point limit the Fed's freedom to stimulate the economy with more interest rate cuts.

                                                     Inception: March 29, 1986

 Growth & Income Fund
 Independence Investment Associates, Inc.                      Paul F. McManus
 Putnam Investments                                             C. Beth Cotner


Effective November 1, the Fund was modified to a multi-managed investment approach
 The Growth & Income Fund is a multi-manager fund with two sub-advisers each independently managing their own portion of the Fund. The two managers employ a distinct and complementary investment strategy. This unique multi-manager approach seeks to produce more consistent investment returns over market cycles and to reduce the risk of any one manager or strategy being out of favor in certain market environments.
 IIA selects stocks using a combination of fundamental equity research and quantitative tools and focuses on large cap stocks that are undervalued relative to the stock's history and have improving earnings growth prospects.
 Putnam selects stocks using a systematic screening approach and fundamental equity research and focuses on large and mid cap stocks with opportunities for above average growth.
 As of December 31, 2000, IIA managed approximately 77% and Putnam managed approximately 23% of the Fund's assets. For the year, the Fund performed - 13.10% below the benchmark's performance of -9.11%.

Independence Investment Associates, Inc.
 The Fund outperformed the benchmark in the fourth quarter. Stock prices declined in the period as fears over an accelerating economic slowdown were discounted in the market. Increasing numbers of technology companies began to preannounce earnings shortfalls. The Fund was modestly underweight technology stocks, and this benefited portfolio performance, although specific stock selection skill was slightly negative. Health care was over weighted, particularly in large drug companies. Both stock selection and the active overweight benefited performance for the quarter. Holdings in Bristol Meyers, Merck and Pharmacia Upjohn helped the portfolio. Electric utilities were another positive are as investors were becoming even more defensive as the economy was slowing. Perceived as safer technology stocks, information services companies like First Data Corp and EDS did relatively well and helped portfolio performance.
 With the market being defensive, food and beverage stocks did well. We had an underweight there as valuations did not justify the purchases of some of the stocks. This relative underweight negatively impacted performance in the quarter. In the media area, fears of the slowing economy affected the broadcasters as advertising budgets became suspect. Also, the delay of Time Warner--AOL adversely affected performance of those stocks.
 Looking forward, we continue to maintain a broad sector neutral strategy while emphasizing individual stock selection. Based upon the relative valuation of stocks we will continue to select the best stocks within industries based upon their valuation and outlook for sustainable earnings growth.

Putnam Investments
 The Fund benefited from overweighting the robust energy, conglomerate, utilities, and financial sectors, along with strong stock selection. In particular, exceptional stock performance by one of our holdings (Tyco) made conglomerates the greatest contributor to performance. The next-largest contribution came from energy, where oil services stocks boosted returns; in financial services, insurance (American International Group) and investment banking/brokerage (Goldman Sachs) aided performance.
 The single largest detractor from performance came from technology, where the benefit of being underweight in a very weak sector was more than offset by poor stock performance in software (Openwave Systems, Veritas Software), communications equipment (Redback Networks, Juniper Networks), and business applications software (Agile Software, I2 Technologies). Fund performance was also hindered by health care (underweighting pharmaceuticals and weak stock selection in biotechnology); overweighting communications services (the worst-performing sector), along with weak stock performance from that sector in the cellular industry (Sprint PCS, Nextel); underweighting consumer staples (along with not owning non-alcoholic beverage companies and owning weak TV broadcasting companies); and finally, underweighting consumer cyclicals.
 In the volatile environment of the new year, we anticipate additional earnings disappointments, especially in stocks leveraged to the consumer. We believe that the current environment will continue to place pressure on rapidly expanding, high-quality growth companies. We have concentrated the Fund on companies with a proven record of expanding profits even in unsettled economic times. Higher energy prices should benefit oil and gas producers and energy services companies. Going forward, we will be overweight energy (oil services) and financial services (banking/brokerage services and insurance) stocks while underweighting technology (communications equipment and software) and consumer staples (media and TV broadcasting.)

                                                     Inception: March 29, 1986

 Growth & Income Fund
 Independence Investment Associates, Inc.                      Paul F. McManus
 Putnam Investments                                             C. Beth Cotner


                                    [GRAPH]

          Growth & Income    S&P 500.            Growth & Income    S&P 500.
               Fund            Index                  Fund            Index

12/31/90     $10,000         $10,000   01/31/96     $21,300         $22,266
01/31/91      10,449          10,442   02/29/96      21,576          22,479
02/28/91      11,145          11,190   03/31/96      21,852          22,695
03/31/91      11,406          11,456   04/30/96      22,098          23,029
04/30/91      11,401          11,488   05/31/96      22,609          23,623
05/31/91      11,844          11,980   06/30/96      22,733          23,720
06/31/91      11,266          11,432   07/31/96      21,659          22,664
07/31/91      11,655          11,967   08/31/96      22,175          23,145
08/31/91      11,905          12,249   09/30/96      23,205          24,445
09/30/91      11,760          12,048   10/31/96      23,772          25,115
10/31/91      11,933          12,209   11/30/96      25,354          27,021
11/30/91      11,518          11,716   12/31/96      24,918          26,492
12/31/91      12,596          13,055   01/31/97      26,201          28,137
01/31/92      12,375          12,812   02/28/97      26,344          28,365
02/29/92      12,522          12,976   03/31/97      25,318          27,185
03/31/92      12,311          12,722   04/30/97      26,545          28,808
04/30/92      12,702          13,092   05/31/97      27,985          30,577
05/31/92      12,827          13,163   06/30/97      29,088          31,940
06/30/92      12,732          12,972   07/31/97      31,688          34,476
07/31/92      12,734          13,495   08/31/97      30,083          32,559
08/31/92      12,911          13,222   09/30/97      31,832          34,344
09/30/92      13,056          13,374   10/31/97      30,635          33,197
10/31/92      13,033          13,422   11/30/97      31,787          34,734
11/30/92      13,541          13,875   12/31/97      32,341          35,331
12/31/92      13,717          14,056   01/31/98      32,690          35,723
01/31/93      13,858          14,159   02/28/98      35,358          38,299
02/28/93      14,052          14,350   03/31/98      37,336          40,260
03/31/93      14,487          14,659   04/30/98      37,439          40,666
04/30/93      14,101          14,299   05/31/98      37,030          39,967
05/31/93      14,467          14,686   06/30/98      38,602          41,590
06/30/93      14,609          14,734   07/31/98      38,151          41,149
07/31/93      14,530          14,665   08/31/98      32,294          35,199
08/31/93      15,115          15,223   09/30/98      33,951          37,455
09/30/93      15,142          15,111   10/31/98      36,978          40,500
10/31/93      15,400          15,418   11/30/98      39,191          42,954
11/30/93      15,263          15,273   12/31/98      42,123          45,428
12/31/93      15,545          15,460   01/31/99      43,536          47,327
01/31/94      16,007          15,978   02/28/99      42,184          45,855
02/28/94      15,541          15,547   03/31/99      43,433          47,690
03/31/94      14,939          14,871   04/30/99      45,263          49,535
04/30/94      15,199          15,064   05/31/99      43,943          48,366
05/31/94      15,257          15,310   06/30/99      46,973          51,051
06/30/94      14,980          14,931   07/31/99      45,365          49,458
07/31/94      15,385          15,426   08/31/99      44,829          49,210
08/31/94      15,957          16,053   09/30/99      43,592          47,862
09/30/94      15,486          15,667   10/31/99      46,142          50,892
10/31/94      15,733          16,025   11/30/99      46,676          51,925
11/30/94      15,211          15,437   12/31/99      47,579          54,983
12/31/94      15,459          15,663   01/31/00      47,808          52,223
01/31/95      15,777          16,070   02/29/00      48,957          51,236
02/28/95      16,400          16,693   03/31/00      45,974          56,247
03/31/95      16,763          17,187   04/30/00      44,819          54,554
04/30/95      17,252          17,688   05/31/00      49,836          53,436
05/31/95      17,826          18,386   06/30/00      48,617          54,750
06/30/95      18,232          18,818   07/31/00      47,976          53,896
07/31/95      18,814          19,445   08/31/00      48,744          57,243
08/31/95      18,936          19,498   09/30/00      48,151          54,221
09/30/95      19,757          20,314   10/31/00      51,130          53,993
10/31/95      19,628          20,243   11/30/00      48,040          49,738
11/30/95      20,456          21,134   12/31/00      34,913          49,982
12/31/95      20,748          21,525


Top Ten Holdings (as of December 31, 2000)
---------------------------------------------------------------------------
                                            % of          six months ago
                                         investments     % of investments
General Electric Co.                        3.3%               5.9%
Pfizer, Inc.                                3.0%               0.9%
Cisco Systems, Inc.                         2.4%               4.6%
Citigroup, Inc.                             2.3%               4.1%
Merck & Co., Inc.                           2.2%               1.6%
Microsoft Corp.                             2.1%               7.1%
Exxon Mobil Corp.                           2.1%               1.4%
Wal-Mart Stores, Inc.                       1.9%               1.5%
Intel Corp.                                 N/A                3.1%
Tyco International, Ltd.                    1.9%               1.5%

Average Annual Total Returns*
---------------------------------------------------------------------------
                 Growth & Income      S&P 500          MorningStar
                       Fund            Index           Peer Group+
                     --------       -----------        -----------
  1 Year              -13.10%          -9.11%             -7.52%
 3 Years                9.57           12.26              11.71
 5 Years               15.44           18.35              17.02
10 Years               15.58           16.56              16.58

Top Ten Sectors (as of December 31, 2000)
---------------------------------------------------------------------------
                       % of                                % of
                    investments                         investments
Technology             28.1%        Energy                 5.6%
Health Care            17.9%        Consumer Cyclical      4.9%
Financial              15.4%        Utility                4.5%
Capital Equipment      13.6%        Consumer Staple        1.7%
Retail                  5.6%        Basic Material         1.6%

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the Fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

 . "Standard & Poor's 500" is a trademark of the McGraw-Hill companies, Inc.
  and has been licensed for use by John Hancock Life Insurance Company. The product is not sponsored, endorsed, fold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a Large Blend investment category.

                                                        Inception: May 1, 1996

 Equity Index Fund
 State Street Global Advisors                                  Management Team

 The year 2000 provided the first negative return of the S&P 500 since 1990. This is only the second calendar year since 1980 to finish in the red. For the year, the S&P 500 was down 9.09%. Technology stocks grabbed most of the headlines during the year. The Nasdaq Composite Index fell more than 50% from its high on March 10, and finished the year down approximately 40%.
 The news was not all bad, as Financials, Health Care and Utilities all posted strong returns. In fact, the S&P 500 ex-Technology posted a gain for 2000. The smaller stocks in the Index performed much better than the giants in 2000. The top quartile of names lost about 15% in 2000, while the other 4 quartiles all posted gains ranging from 9.6% to 17.3%*. Value stocks outperformed their growth counterparts by over 28% during the year.
 The Equity Index Fund return was -9.15% for the year. The Index return was - 9.09% for the year. Fees cost the Fund -0.17% during the year. Removing these from the calculation shows the Fund slightly outperformed its goal for the year.
 The Equity Index Fund attempts to track the performance of The S&P 500 Index by fully replicating the index. The Fund attempts to match the index holdings and weights for each security in order to provide returns close to the index return.


                                    [GRAPH]

                         Equity Index      S&P 500.
                             Fund           Index

         5/1/96            $10,000         $10,000
        5/31/96             10,210          10,258
        6/28/96             10,231          10,300
        7/31/96              9,825           9,842
        8/30/96              9,971          10,050
        9/30/96             10,509          10,615
       10/31/96             10,787          10,906
       11/29/96             11,561          11,734
       12/31/96             11,423          11,504
        1/31/97             12,133          12,218
        2/28/97             12,221          12,317
        3/31/97             11,736          11,805
        4/30/97             12,409          12,510
        5/30/97             13,119          13,278
        6/30/97             13,727          13,870
        7/31/97             14,821          14,971
        8/29/97             13,993          14,139
        9/30/97             14,756          14,913
       10/31/97             14,267          14,415
       11/28/97             14,887          15,083
       12/31/97             15,169          15,342
         1/1/98             15,336          15,513
        2/27/98             16,441          16,631
        3/31/98             17,280          17,482
        4/30/98             17,455          17,659
        5/29/98             17,151          17,355
        6/30/98             17,850          18,060
        7/31/98             17,664          17,868
        8/31/98             15,096          15,285
        9/30/98             16,067          16,264
       10/30/98             17,369          17,587
       11/30/98             18,419          18,653
       12/31/98             19,484          19,727
        1/29/99             20,296          20,551
        2/26/99             19,669          19,912
        3/31/99             20,464          20,709
        4/30/99             21,252          21,510
        5/28/99             20,743          21,003
        6/30/99             21,904          22,168
        7/31/99             21,220          21,477
        8/31/99             21,115          21,369
        9/30/99             20,541          20,784
       10/31/99             21,833          22,099
       11/30/99             22,274          22,548
       12/31/99             23,592          23,876
        1/31/00             22,400          22,677
        2/29/00             21,978          22,249
        3/31/00             24,120          24,425
        4/30/00             23,394          23,690
        5/31/00             22,910          23,204
        6/30/00             23,475          23,775
        7/31/00             23,108          23,404
        8/31/00             24,546          24,857
        9/30/00             23,245          23,545
       10/31/00             23,146          23,446
       11/30/00             21,326          21,598
       12/31/00             21,433          21,704


Top Ten Holdings (as of December 31, 2000)
---------------------------------------------------------------------------
                                            % of          six months ago
                                         investments     % of investments
General Electric Co.                        2.5%               3.6%
Exxon Mobil Corp.                           2.4%               2.0%
Pfizer, Inc.                                2.2%               0.9%
Cisco Systems, Inc.                         2.0%               2.5%
Citigroup, Inc.                             2.0%               1.3%
Wal-Mart Stores, Inc.                       2.0%               2.2%
Microsoft Corp.                             1.8%               4.3%
American International Group, Inc.          1.7%               1.2%
Merck & Co., Inc.                           N/A                1.1%
Intel Corp.                                 1.4%               2.0%

Average Annual Total Returns*
---------------------------------------------------------------------------
                      Equity Index         S&P 500.         MorningStar
                         Fund(1)            Index           Peer Group+
                      -------------      -----------        -----------
1 Year                     -9.15%           -9.11%             -7.52%
3 Years                    12.21            12.26              11.71
Since Inception (5/1/96)   17.74            18.06               N/A

Top Ten Sectors (as of December 31, 2000)
---------------------------------------------------------------------------
                       % of                                % of
                    investments                         investments
Technology             23.7%        Consumer Staple        6.5%
Financial              16.9%        Retail                 6.3%
Health Care            13.5%        Utility                6.2%
Capital Equipment      10.2%        Consumer Cyclical      5.5%
Energy                  6.8%        Basic Material         2.4%

(1) Returns reflect waiver of advisory fee, reimbursement of all non-advisory fund expenses, and extra-ordinary capital contributions of $84,000 in 1996 and $250,000 in 1997.

  * Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

  . "Standard & Poor's 500" is a trademark of The McGraw-Hill Companies, Inc.
    and has been licensed for use by John Hancock Life Insurance Company. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

  + Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all the variable annuity and life sub-accounts within the Morningstar variable universe having a Large Blend investment category.


* Source: Prudential Securities.

                                                        Inception: May 1, 1996

 Large Cap Value Fund
 T. Rowe Price Associates, Inc.                                Brian C. Rogers

 In what will be remembered as one of the most tumultuous years in recent history, the stock market limped to the finish line with its first loss in several years and its worst overall showing in more than two decades. During the year, the Fed maintained a generally restrictive monetary policy, the economy showed signs of deceleration, and once high-flying sectors finally experienced the effects of gravity. In this challenging environment, the trust enjoyed an outstanding year as value stocks returned to favor.
 The Fund posted a strong gain for the 12-month period ended December 31, 2000, 13.83%, comfortably ahead of the Russell 1000 Value Index, 7.01%.
 Many of the beneficiaries of this difficult environment were companies with defensive characteristics and those that appeared, according to our assessment, to be undervalued. Companies with predictable revenue and earnings streams fared especially well in the turmoil of 2000. After all, at the beginning of the year, who would have guessed that the best performing S&P sector would be the electric and gas utility industry?
 Over the past 12 months, holdings in the utility, consumer products, financial, and energy sectors helped the Fund's performance. These sectors provided positive returns at a time when many stocks struggled. The trust also benefited from continued merger and acquisition activity, such as the acquisitions of Fort James, J.P. Morgan, and Honeywell International. Despite the trust's strong return, we also had some losers in the Fund, including Xerox and AT&T. Fortunately, some of the trust's better performing positions more than offset the drag of declining share prices.
 We made several transactions that are representative of how we manage the trust. Many of the positions we reduced or eliminated had generated good returns over the time we held the stocks. Our general strategy is to reduce position size when price appreciation results in less attractive valuations for the shares. For example, as Duke Energy's price rose last year, its relative valuation appeal (the relationship between upside potential and downside risk) became less attractive and we trimmed our stake. On the other hand, the stock of Sprint had declined fairly sharply, increasing the appeal of its relative valuation, which induced us to initiate a position in the shares. Honeywell International's price declined so sharply in the first half of the year that General Electric decided its relative valuation and strategic appeal was so compelling that it opted to buy Honeywell in its entirety. In making these Fund adjustments, we slightly increased the trust's volatility relative to the S&P 500. As the market's value structure has changed, it makes sense for us to take on slightly more risk. For example, at certain levels, some technology companies may offer better opportunities as value plays than utility stocks that have appreciated strongly.


                               [GRAPH]

                      Russell 1000                   Large Cap
                      Value Index                   Value Fund

         5/1/96         $10,000                      $10,000
        5/31/96          10,125                       10,190
        6/28/96          10,133                       10,255
        7/31/96           9,750                        9,977
        8/30/96          10,029                       10,186
        9/30/96          10,428                       10,618
       10/31/96          10,832                       10,860
       11/29/96          11,617                       11,451
       12/31/96          11,468                       11,390
        1/31/97          12,024                       11,699
        2/28/97          12,201                       11,979
        3/31/97          11,762                       11,724
        4/30/97          12,256                       12,016
        5/30/97          12,941                       12,582
        6/30/97          13,496                       13,059
        7/31/97          14,511                       13,805
        8/29/97          13,995                       13,447
        9/30/97          14,840                       14,081
       10/31/97          14,426                       13,703
       11/28/97          15,063                       14,220
       12/31/97          15,503                       14,643
        1/30/98          15,283                       14,538
        2/27/98          16,312                       15,249
        3/31/98          17,310                       15,954
        4/30/98          17,426                       15,869
        5/29/98          17,168                       15,598
        6/30/98          17,388                       15,561
        7/31/98          17,082                       15,106
        8/31/98          14,540                       13,634
        9/30/98          15,375                       14,373
       10/30/98          16,566                       15,261
       11/30/98          17,338                       15,884
       12/31/98          17,928                       15,999
        1/29/99          18,071                       15,599
        2/26/99          17,816                       15,470
        3/31/99          18,185                       15,889
        4/30/99          19,883                       17,600
        5/28/99          19,665                       17,469
        6/30/99          20,235                       17,932
        7/30/99          19,642                       17,537
        8/31/99          18,913                       17,003
        9/30/99          18,251                       16,393
       10/29/99          19,303                       16,973
       11/30/99          19,152                       16,131
       12/31/99          19,244                       16,523
        1/31/00          18,617                       15,751
        2/29/00          17,234                       14,460
        3/31/00          19,336                       16,066
        4/28/00          19,112                       16,208
        5/31/00          19,312                       16,987
        6/30/00          18,430                       16,140
        7/31/00          18,660                       16,308
        8/31/00          19,698                       17,100
        9/30/00          19,879                       17,218
       10/31/00          20,368                       18,043
       11/30/00          19,612                       17,845
       12/31/00          20,595                       18,667


Top Ten Holdings (as of December 31, 2000)
-----------------------------------------------------------------------------

                                               % of           six months ago
                                           investments       % of investments

Mellon Financial Corp.                         2.7%               1.5%
Exxon Mobil Corp.                              2.3%               2.9%
American Home Products Corp.                   2.1%               1.5%
Lockheed Martin Corp.                          1.9%               0.9%
BP Amoco plc                                   1.9%               1.6%
Federal National Mortgage Assoc.               1.8%               1.0%
International Paper Co.                        1.8%               1.7%
Minnesota Mining & Manufacturing Co.           1.8%               1.2%
SBC Communications, Inc.                       1.8%               1.7%
Verizon Communications                         1.8%                N/A


Average Annual Total Returns*
-----------------------------------------------------------------------------

                              Large Cap       Russell 1000         MorningStar
                             Value Fund       Value Index          Peer Group+
                             -----------      ------------         -----------
1 Year                          12.97%            7.01%               7.01%
3 Years                          8.43             9.93                8.37
Since Inception (5/1/96)        14.30            16.74                N/A


Top Ten Sectors (as of December 31, 2000)
-----------------------------------------------------------------------------

                               % of                                    % of
                           investments                             investments

Financial                     20.3%          Capital Equipment         8.8%
Consumer Staple               12.3%          Technology                8.3%
Energy                        12.0%          Basic Material            7.4%
Utility                       10.3%          Health Care               4.6%
Consumer Cyclical              9.0%          Retail                    2.8%

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Large Value investment category.

                                                   Inception: August 31, 1999

 Large Cap Value Core Fund
 Goldman Sachs Asset Management                            Brown/Jones/Pinter


 During the one-year reporting period the Large Cap Value CORE Fund generated a total cumulative return of 5.12%, versus the 7.01% total cumulative return of the Fund's benchmark, the Russell 1000 Value Index.
 The Fund's strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. The diversification of our models typically adds value because, when one theme doesn't work, others usually do. For example, when momentum stocks underperform, value stocks typically advance more than average.
 Over the reporting period the returns of our various investment themes were extremely erratic. In fact, virtually every theme experienced one of its best months since inception, as well as at least one of its worst months ever. In addition, some months saw extremely positive returns for one variable and extremely negative for another--reflecting the high overall return dispersion nature of the market.
 The CORE themes struggled within the Index universe, especially the Value theme. In particular, Value had its two worst quarters (second and fourth quarters) since inception, and the fourth quarter of 2000 marked the worst quarter since inception of our Momentum and Stability themes. Though Research did not do as badly as the other three themes, it did have a slightly negative return for the year. Strong stock selection within the Financial and Consumer Non-Cyclical sectors helped returns, though we lagged the benchmark in the Consumer Services and Consumer Cyclical sectors.
 Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor momentum stocks, lower-risk stocks should perform better than higher risk stocks, as should those favored by research analysts. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

                                [GRAPH]

                  Large Cap Value    Russell 1000
                     CORE Fund       Value Index

        8/31/99      $10000.00        $10000.00
        9/30/99        9710.99          9650.00
       10/31/99       10331.58         10205.84
       11/30/99       10222.01         10126.23
       12/31/99       10357.99         10174.84
        1/31/00        9966.70          9843.14
        2/29/00        9306.14          9111.80
        3/31/00       10353.69         10223.43
        4/30/00       10235.53         10104.84
        5/31/00       10315.02         10210.94
        6/30/00        9925.40          9744.30
        7/31/00       10094.18          9866.11
        8/31/00       10735.04         10414.66
        9/30/00       10780.50         10510.48
       10/31/00       10929.67         10769.04
       11/30/00       10420.97         10369.50
       12/31/00       10888.02         10889.02

Top Ten Holdings (as of December 31, 2000)
--------------------------------------------------------------------------
                                                % of       six months ago
                                            investments   % of investments
Citigroup, Inc.                                 4.3%            1.4%
Exxon Mobil Corp.                               3.9%            2.2%
SBC Communications, Inc.                        2.4%            1.1%
Johnson & Johnson                               2.3%            0.1%
American International Group, Inc.              2.3%            0.8%
Merck & Co., Inc.                               2.1%            N/A
Verizon Communications                          1.9%            N/A
Wells Fargo & Co.                               1.8%            0.6%
Chevron Corp.                                   1.6%            0.7%
Morgan Stanley, Dean Witter, Discover & Co.     1.4%            0.4%

Average Annual Total Returns*
---------------------------------------------------------------------------
                              Large Cap       Russell 1000     MorningStar
                           Value CORE Fund    Value Index      Peer Group+
                          ----------------    ------------     -----------
1 Year                          5.12%             7.01%           7.01%
Since Inception (8/31/99)       6.58              6.60             N/A

Top Ten Sectors (as of December 31, 2000)
---------------------------------------------------------------------------
                          % of                                   % of
                       investments                           investments
Financial                 29.8%        Consumer Cyclical         8.0%
Energy                    11.0%        Capital Equipment         7.8%
Health Care                9.4%        Technology                7.4%
Utility                    8.7%        Basic Material            4.0%
Consumer Staple            8.1%        Retail                    3.0%

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual return for all variable annuity and life sub-accounts within the MorningStar variable universe having a Large Value investment category.

                                                     Inception: June 30, 2000

 American Leaders Large Cap Value Fund
 Federated Investment Management Company             M. Donnelly/K. McCloskey

 The fourth quarter marked a dramatic shift in market leadership and investor sentiment. Value strategies outperformed growth strategies during the quarter as investors continued to flee technology and telecommunications shares, as many of these companies lowered current and future earnings expectations. The American Leaders Large Cap Value Fund returned 2.89% during the fourth quarter, underperforming the benchmark Russell 1000 Value Index, which returned 3.6%. Relative to the Russell 1000 Value Index, positive influences on performance included an underweight position in Utilities and overweight positions in Healthcare and Other. Additional positive influences on performance included good security selection in Financial Services (Conseco up 73%, Cigna up 27%), Consumer Discretionary (Waste Management up 59%, Charter Communications up 39%), and Consumer Staples (Philip Morris up 51%, Sara Lee up 22%). Offsetting these positive influences on relative performance was an overweight position and unfavorable security selection in Technology (Sun Microsystems down 53%, Novell down 47%), as well as an underweight position in Consumer Staples. Unfavorable security selection in Utilities (Worldcom down 54%, AT&T down 41%), Producer Durables (Philips Electronics down 15%, Northrop Grumman down 8%) and an unassigned sector (News Corp. Ltd down 38%) also detracted from relative returns.
 For the six-month period, positive influences on relative performance were an underweight position in Utilities as well as an overweight position and favorable security selection in Healthcare (Healthsouth up 127%, Unitedhealth Group up 43%, Baxter Intl. up 27%). Favorable security selection in Financial Services (Washington Mutual up 87%, PNC Financial up 58%, Allstate up 97%) and Consumer Discretionary (Waste Management up 46%, Kimberly-Clark up 25%, Charter Communications up 38%) also aided relative returns. Offsetting these positive influences on performance were overweight positions in Technology and Unassigned names, as well as unfavorable security selection in Other Energy (Ensco Intl. down 5%) and Integrated Oils (Chevron up 1%, Royal Dutch Petroleum down 1%).


                                  [GRAPH]

                           Russell 1000   American Leaders Large
                           Value Index        Cap Value Fund

        6/30/00              $ 9,543             $10,000
        7/31/00                9,662               9,842
        8/31/00               10,200              10,692
        9/30/00               10,293              10,499
       10/31/00               10,547              10,827
       11/30/00               10,155              10,283
       12/31/00               10,664              10,802

Top Ten Holdings (as of December 31, 2000)
--------------------------------------------------------------------------
                                                % of       six months ago
                                            investments   % of investments
Phillip Morris Cos., Inc.                       2.9%            N/A
Exxon Mobile Corp.                              2.4%            N/A
Bristol-Meyers Squibb Co.                       2.3%            N/A
UnitedHealth Group, Inc.                        2.1%            N/A
Verizon Communications                          2.1%            N/A
PNC Bank Corp.                                  2.0%            N/A
HEALTHSOUTH Corp.                               2.0%            N/A
Allstate Corp.                                  2.0%            N/A
Kimberley-Clark Corp.                           2.0%            N/A
Waste Management, Inc.                          1.9%            N/A

Average Annual Total Returns*
---------------------------------------------------------------------------
                        American Leaders      Russell 1000     MorningStar
                      Large Cap Value Fund    Value Index      Peer Group+
                      --------------------    ------------     -----------
Since Inception
 (6/30/00)                    8.02%              11.65%            N/A

Top Ten Sectors (as of December 31, 2000)
---------------------------------------------------------------------------
                          % of                                   % of
                       investments                           investments
Financial                 24.0%        Consumer Cyclical         8.6%
Technology                15.0%        Utility                   7.7%
Health Care               12.4%        Consumer Staple           5.6%
Energy                     9.4%        Basic Material            5.4%
Capital Equipment          9.3%        Retail                    1.4%

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Large Value investment category.

                                                     Inception: March 29, 1986

 Large Cap Growth Fund
 Independence Investment Associates, Inc.                          Mark Lapman


 We are pleased to report that your Fund ended a difficult and volatile partial year well ahead of its benchmark. Your Fund returned -17.89% for the year, over 4.5% ahead of the -22.42% return of the Russell 1000 Growth Index. During 2000, there was an overall broadening of the US equity market, which we view as healthy despite the market's negative absolute return.
 While fourth quarter returns were negative, we were able to add value through solid stock selection. Your Fund returned -18.29% over 3% ahead of the -21.35% return of the Russell Growth Index. During the quarter, health care names such as Universal Health Services, Merck and St. Jude Medical were especially strong, due to their consistent and reliable earnings growth. Financial stocks also performed well, driven higher by the sentiment that the Fed will soon begin to cut interest rates. Holdings in Fannie Mae and Partnerre benefited from this trend. Resistant to an economic slowdown, consumer non-cyclicals such as Colgate Palmolive performed strongly, as investors focused on the fact that people buy toothpaste no matter what the economy is doing. After taking a beating earlier in the year, many retailers came back strong in the fourth quarter. Investors began to anticipate the positive impact of lower interest rates on consumer spending and snapped up shares of TJX and Kohls.
 It was a difficult, emotional year for the stock market, yet we were pleased to deliver a competitive return on your Fund, which exceeded your benchmark. These results were achieved by sticking to our philosophy that cheap stocks with improving fundamentals are attractive. We feel confident that with our unique blend of strong fundamental research, a disciplined investment philosophy and process, and strong risk control positions us well to have another.


                                    [GRAPH]

           Large Cap   Large Cap                 Large Cap   Large Cap
             Growth      Growth                    Growth      Growth
              Fund     Benchmark(1)                 Fund     Benchmark(1)

 6/29/90    $10,000     $10,000        7/31/95    $18,981     $22,266
 7/31/90     10,052      10,442        8/31/95     19,127      22,479
 8/31/90      9,532      11,190        9/29/95     19,903      22,695
 9/28/90      9,162      11,456       10/31/95     19,674      23,029
10/31/90      9,172      11,488       11/30/95     20,491      23,832
11/30/90      9,809      11,980       12/29/95     20,777      23,866
12/31/90     10,155      11,432        1/31/96     21,264      22,467
 1/31/91     10,632      11,967        2/29/96     21,514      23,047
 2/28/91     11,363      12,249        3/29/96     21,787      24,725
 3/28/91     11,712      12,048        4/30/96     22,154      24,873
 4/30/91     11,742      12,209        5/31/96     22,643      26,741
 5/31/91     12,250      11,716        6/28/96     22,617      26,217
 6/28/91     11,658      13,055        7/31/96     21,114      28,055
 7/31/91     12,034      12,812        8/30/96     21,788      27,864
 8/30/91     12,278      12,976        9/30/96     23,122      26,356
 9/30/91     12,073      12,722       10/31/96     23,293      28,107
10/31/91     12,129      13,092       11/29/96     24,983      30,136
11/27/91     11,705      13,163       12/31/96     24,572      31,341
12/31/91     12,739      12,972        1/31/97     25,978      34,112
 1/31/92     12,545      13,495        2/28/97     26,171      32,116
 2/28/92     12,686      13,222        3/31/97     24,939      33,696
 3/31/92     12,460      13,374        4/30/97     26,258      32,450
 4/30/92     12,853      13,422        5/30/97     27,770      33,829
 5/29/92     13,001      13,875        6/30/97     28,869      34,208
 6/30/92     12,897      14,056        7/31/97     31,656      35,230
 7/31/92     13,358      14,159        8/29/97     30,080      37,880
 8/31/92     13,109      14,350        9/30/97     31,954      39,391
 9/30/92     13,239      14,659       10/31/97     30,666      39,935
10/30/92     13,255      14,299       11/28/97     31,806      38,801
11/30/92     13,746      14,686       12/31/97     32,163      41,175
12/31/92     14,006      14,734        1/31/98     33,023      40,903
 1/29/93     14,138      14,665        2/27/98     36,148      34,764
 2/26/93     14,395      15,223        3/31/98     38,193      37,434
 3/31/93     14,832      15,111        4/30/98     38,483      40,443
 4/30/93     14,297      15,418        5/29/98     37,652      43,521
 5/28/93     14,726      15,273        6/30/98     39,523      47,447
 6/30/93     14,940      15,460        7/31/98     39,331      50,232
 7/30/93     14,825      15,978        8/31/98     33,172      47,936
 8/31/93     15,468      15,547        9/30/98     35,113      50,462
 9/30/93     15,661      14,871       10/30/98     37,758      50,528
10/29/93     15,897      15,064       11/30/98     40,758      48,977
11/30/93     15,722      15,310       12/31/98     44,872      52,405
12/31/93     15,939      14,931        1/29/99     47,369      50,739
 1/31/94     16,423      15,426        2/26/99     45,089      51,566
 2/28/94     15,914      16,053        3/31/99     46,987      50,483
 3/31/94     15,400      15,667        4/30/99     47,680      54,294
 4/29/94     15,702      16,025        5/28/99     46,300      57,226
 5/31/94     15,651      15,437        6/30/99     49,748      63,178
 6/30/94     15,417      15,663        7/30/99     48,102      60,215
 7/29/94     15,803      16,070        8/31/99     48,377      63,159
 8/31/94     16,356      16,693        9/30/99     47,268      67,681
 9/30/94     15,865      17,187       10/29/99     50,039      64,460
10/31/94     16,016      17,688       11/30/99     51,727      61,211
11/30/94     15,549      18,386       12/31/99     55,671      65,851
12/30/94     15,782      18,818        1/31/00     52,340      63,105
 1/31/95     16,078      19,445        2/29/00     53,994      68,816
 2/28/95     16,687      19,498        3/31/00     59,753      62,306
 3/31/95     17,065      20,314        4/28/00     57,723      59,359
 4/28/95     17,487      20,243        5/31/00     55,633      50,609
 5/31/95     18,082      21,134        6/30/00     58,852      49,010
 6/30/95     18,386      21,525        7/31/00     56,070      63,105
                                       8/31/00     61,542      68,816
                                       9/30/00     55,095      62,306
                                      10/31/00     53,458      59,359
                                      11/30/00     46,338      50,609
                                      12/31/00     45,017      49,010


Top Ten Holdings (as of December 31, 2000)
---------------------------------------------------------------------------
                                            % of          six months ago
                                         investments     % of investments
General Electric Co.                        5.7%               5.4%
Pfizer, Inc.                                3.7%               1.9%
Cisco Systems, Inc.                         3.3%               7.0%
Intel Corp.                                 2.9%               4.9%
EMC Corp.                                   2.6%               0.9%
Microsoft Corp.                             2.5%               7.5%
Merck & Co., Inc.                           2.1%               2.0%
Oracle Corp.                                2.1%               3.4%
America Online, Inc.                        2.0%               4.1%
International Business Machines Corp.       1.8%               2.1%

Average Annual Total Returns*
---------------------------------------------------------------------------
                    Large Cap     Large Cap Growth     MorningStar
                   Growth Fund      Benchmark(1)       Peer Group+
                 ---------------  ----------------     -----------
  1 Year              -17.89%         -22.42%            -15.05%
 3 Years               12.43           12.74              18.46
 5 Years               17.08           17.89              18.78
10 Years               16.24           16.34              17.43

Top Ten Sectors (as of December 31, 2000)
---------------------------------------------------------------------------
                       % of                                % of
                    investments                         investments
Technology             50.0%        Consumer Cyclical      3.9%
Health Care            21.6%        Energy                 1.0%
Capital Equipment      13.1%        Utility                0.7%
Retail                  6.9%        Governmental           0.2%
Financial               4.0%        Consumer Staple        N/A

(1) The benchmark is represented by the S&P 500 for the period April 1986 to April 1996 and the Russell Large Cap Growth Index for the period May 1996 to present.

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a Large Cap Growth investment category. Prior to May 1996 (concurrent with the Fund's strategy change), the peer group represents the Large Blend investment category.

                                                    Inception: August 31, 1999

 Large Cap Aggressive Growth Fund
 Alliance Capital Management L.P.                       J. Fogarty/A. Harrison


 The Fund returned -18.77% compared to the Russell 1000 Growth Index return of -22.4% for the year ended December 31, 2000. The Fund outperformed due to an underweight in the poor-performing technology sector and an overweight and strong stock performance in financial services. Strong gains from capital goods stocks were also positive contributors to performance. Although the market is likely to remain volatile as sentiment vacillates with the economic data and corporate earnings reports, we believe the stage is set for a rebound during 2001. Looking out over the next six to twelve months, the most ideal, and we believe the most likely, economic scenario continues to be a "soft landing." In an economic environment of solid, albeit lower, growth and benign inflation, high quality, industry dominant growth companies traditionally outperform. We expect further interest rate cuts by the Federal Reserve to provide a positive tailwind for the market. While the next few months will likely bring more earnings disappointments and re-acceleration of earnings growth may not be visible until mid-year, the speculative excesses have been substantially reduced and many premier growth stocks, especially in technology, have been beaten down to valuation levels not seen in two years. We remain focussed on a relatively concentrated list of high quality growth stocks in technology, consumer services, financial services and healthcare that we believe will continue to generate superior investment returns. We will actively trade the core holdings in the Fund to take advantage of the natural volatility that is observed in the market and continue to strive to marry the Fundamentals with price considerations on each specific stock decision.

                                    [GRAPH]
                        Large Cap Aggressive    Russell 1000
                            Growth Fund         Growth Index
        8/31/99                $10,000             $10,000
        9/30/99                  9,948               9,790
       10/31/99                 10,811              10,529
       11/30/99                 11,047              11,098
       12/31/99                 12,018              12,252
        1/31/00                 11,465              11,677
        2/29/00                 11,569              12,248
        3/31/00                 12,833              13,125
        4/30/00                 12,364              12,501
        5/31/00                 11,692              11,870
        6/30/00                 12,284              12,770
        7/31/00                 12,151              12,238
        8/31/00                 12,933              13,345
        9/30/00                 11,513              12,083
       10/31/00                 11,116              11,511
       11/30/00                  9,841               9,815
       12/31/00                  9,762               9,504


Top Ten Holdings (as of December 31, 2000)
---------------------------------------------------------------------------
                                         % of             six months ago
                                     investments         % of investments
Citigroup, Inc.                          5.8%                  1.7%
Pfizer, Inc.                             5.6%                  0.8%
Cisco Systems, Inc.                      5.6%                  2.5%
Nokia Oyj                                5.3%                  3.2%
Tyco International, Ltd.                 4.8%                  2.2%
Time Warner, Inc.                        4.8%                  0.8%
Honeywell International, Inc.            4.2%                  0.8%
EMC Corp.                                3.7%                  1.1%
MBNA Corp.                                N/A                  1.4%
Schering-Plough Corp.                    3.1%                  1.7%

Average Annual Total Returns*
---------------------------------------------------------------------------
                             Large Cap
                            Aggressive     Russell 1000     MorningStar
                            Growth Fund    Growth Index     Peer Group+
                            -----------    ------------     -----------
1 Year                        -18.77%         -22.42%         -15.15%
Since Inception (8/31/99)      -1.79           -3.74             N/A

Top Ten Sectors (as of December 31, 2000)
---------------------------------------------------------------------------
                          % of                           % of
                      investments                    investments
Technology               34.2%       Retail              6.6%
Financial                17.8%       Governmental        2.3%
Health Care              14.0%       Consumer Staple     1.6%
Capital Equipment        11.8%       Utility             1.5%
Consumer Cyclical        10.2%

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future". Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Souce: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within MorningStar variable universe having a Large Growth investment category.

                                                    Inception: August 31, 1999

 Large/Mid Cap Value Fund
 Wellington Management Company, LLP                          D. Chu/L. Gabriel


 During the fourth quarter, the Large/Mid Cap Value Fund gained 4.14%, outperforming the Fund's benchmark, the Russell 1000 Value Index, which increased 3.6% for the quarter ended December 31, 2000. For the one-year period ending December 31, 2000 the Fund returned 13.41% well ahead of its 2001 benchmark which only increased 7.0%.
 The US equity market lost ground during the fourth quarter due to fears over eroding corporate earnings, high energy prices, and uncertainty concerning the outcome of the US presidential election. Growth stocks lagged while value issues led the way as the Russell 1000 Value Index (3.6%) outperformed the Russell 1000 Growth Index (-21.4%) during the fourth quarter.
 During the quarter, the Fund's sector weights were kept closely in line with those of the Russell 1000 Value Index. The sectors in the Fund that added the most value were finance and energy. Conversely, the utilities and health care sectors detracted from returns.
 Some of the Fund's largest contributors through stock selection during the quarter include: Washington Mutual, which was the Fund's top performer, Ultramar Diamond Shamrock, which was a solid performer in the energy sector, and Fannie Mae, which was able to beat expectations, driven by strong loan growth and stable credit conditions.
 The year 2000 was the beginning of what we believe to be a longer-term rally in US larger capitalization value stocks. A Euro that has strengthened from the 2000 lows will boost larger-company profits, while continued consolidation in many economically sensitive sectors will drive the returns of many value stocks upward in the quarters to come. As we begin the New Year, we continue to believe that broad diversification across economic sectors is a central tenet of the investment strategy. We will continue to look for opportunities in large cap stocks that represent value through active Fund management.

                                    [GRAPH]
                           Large/Mid Cap          Russell 1000
                            Value Fund            Value Index

        8/31/99               $10,000               $10,000
        9/30/99                 9,787                 9,650
       10/31/99                10,352                10,206
       11/30/99                10,295                10,126
       12/31/99                10,472                10,175
        1/31/00                10,031                 9,843
        2/29/00                 9,614                 9,112
        3/31/00                10,829                10,223
        4/30/00                10,445                10,105
        5/31/00                10,607                10,211
        6/30/00                10,218                 9,744
        7/31/00                10,452                 9,866
        8/31/00                11,179                10,415
        9/30/00                11,405                10,510
       10/31/00                11,710                10,769
       11/30/00                11,229                10,370
       12/31/00                11,877                10,889

Top Ten Holdings (as of December 31, 2000)
--------------------------------------------------------------------------
                                                % of       six months ago
                                            investments   % of investments
Citigroup, Inc.                                 3.3%            2.2%
Verizon Communications                          3.1%            N/A
Washington Mutual, Inc.                         2.9%            N/A
Exxon Mobile Corp.                              2.6%            N/A
Federal National Mortgage Assoc.                2.4%            1.0%
American International Group, Inc.              2.4%            0.8%
Cigna Corp.                                     2.2%            0.7%
Wachovia Corp.                                  2.0%            0.7%
KeyCorp                                         N/A             N/A
Sara Lee Corp.                                  1.9%            0.3%

Average Annual Total Returns*
---------------------------------------------------------------------------
                          Large/Mid Cap        Russell 1000     MorningStar
                            Value Fund         Value Index      Peer Group+
                          -------------        ------------     -----------
1 Year                        13.41%               7.01%           11.37%
Since Inception (8/31/99)     13.76                6.60             N/A

Top Ten Sectors (as of December 31, 2000)
---------------------------------------------------------------------------
                          % of                                   % of
                       investments                           investments
Financial                  8.6%        Utility                   5.1%
Technology                 8.5%        Health Care               4.7%
Capital Equiptment         7.9%        Consumer Staple           4.1%
Energy                     7.6%        Basic Material            N/A
Consumer Staple            7.5%        Retail                    2.9%

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a 50% weighting of the Large Cap Value category and a 50% weighting of the Mid Cap Value category.

                                                        Inception: May 1, 1996

 Mid Cap Value Fund
 Neuberger Berman, LLC                                            R. Gendelman


 For the fourth quarter ended December 31, 2000, the Mid Cap Value Fund/1/ returned 6.20%. This gain fell short of the Russell Mid-Cap Value Index's/2/ return of 9.44%. However, the fund significantly outperformed the index for the one-year period: the Mid Cap Value rose an impressive 28.38% while the Russell Mid-Cap Value gained 19.18%.
 In the fourth quarter, we continued our commitment to invest in good businesses at attractive prices that possess positive risk-reward characteristics. Our holdings within Financial Services (33.04% of total market value as of 12-31-2000) had the most favorable impact on portfolio total return. We were overweight the Russell Mid-Cap Value and our stock selection led to better absolute returns. Dime Bancorp (1.75% of total net assets) and M&T Bank Corp. (1.64% of total net assets) were two of the top performers in the period. The Producer Durables sector (7.35% of total market value) also had a positive impact on total return. As with Financial Services, the fund was overweight the index and achieved superior absolute returns. Waste Management (1.32% of total net assets) and General Dynamics (1.56% of total net assets) both made solid contributions to portfolio return. Contrarily, many of our Technology holdings (6.20% of total market value) were not immune to the weakness in the sector and detracted from total return. 3Com and Comdisco, both of which were sold during the period, had negative impacts on return. Holdings within Materials & Processing (4.91% of total market value) and Utilities (11.01%) led to lost ground versus the index. The fund was underweight the M&P sector and had inferior returns. And while Utilities did have a small positive impact on total return, the fund was underweight the sector and had lower returns as compared to the index.

(1) 28.32% and 14.01% were the average annual returns for the 1-year and since inception (5/01/96) periods through December 31, 2000. Results are shown on a total return basis and include reinvestment of all dividends and capital gains distributions. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.
(2) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.


                                    [GRAPH]

                                     Russell Mid Cap           Mid Cap
                                       Value Index           Value Fund

         5/1/96                          $10,000               $10,000
        5/31/96                           10,096                10,249
        6/28/96                           10,107                10,095
        7/31/96                            9,626                 9,572
        8/30/96                           10,030                10,035
        9/30/96                           10,398                10,516
       10/31/96                           10,672                10,708
       11/29/96                           11,342                11,616
       12/31/96                           11,294                11,618
        1/31/97                           11,649                12,270
        2/28/97                           11,846                12,227
        3/31/97                           11,486                11,872
        4/30/97                           11,775                12,211
        5/30/97                           12,470                13,281
        6/30/97                           12,933                13,423
        7/31/97                           13,892                14,692
        8/29/97                           13,730                14,905
        9/30/97                           14,581                15,713
       10/31/97                           14,138                15,047
       11/28/97                           14,614                15,249
       12/31/97                           15,174                15,355
        1/30/98                           14,880                15,248
        2/27/98                           15,873                16,325
        3/31/98                           16,691                16,945
        4/30/98                           16,597                16,838
        5/29/98                           16,209                16,044
        6/30/98                           16,261                15,464
        7/31/98                           15,437                14,323
        8/31/98                           13,266                11,803
        9/30/98                           14,041                12,171
       10/30/98                           14,951                13,019
       11/30/98                           15,476                13,328
       12/31/98                           15,946                13,615
        1/29/99                           15,574                13,381
        2/26/99                           15,232                13,015
        3/31/99                           15,450                13,076
        4/30/99                           16,913                14,378
        5/28/99                           16,984                14,538
        6/30/99                           17,177                15,114
        7/30/99                           16,748                14,647
        8/31/99                           16,168                13,726
        9/30/99                           15,350                13,080
       10/29/99                           15,803                13,153
       11/30/99                           15,514                13,151
       12/31/99                           15,930                14,367
        1/31/00                           14,977                13,761
        2/29/00                           14,351                14,119
        3/31/00                           16,090                15,577
        4/28/00                           16,155                14,892
        5/31/00                           16,433                15,197
        6/30/00                           15,820                15,190
        7/31/00                           16,190                15,190
        8/31/00                           17,182                16,066
        9/30/00                           17,347                16,906
       10/31/00                           17,677                17,369
       11/30/00                           17,447                17,574
       12/31/00                           18,986                18,445


Top Ten Holdings (as of December 31, 2000)
---------------------------------------------------------------------------
                                            % of          six months ago
                                         investments     % of investments
Choicepoint, Inc.                           2.4%                N/A
Exelon Corp.                                2.2%                N/A
FMC Corp.                                   2.0%                N/A
Dime Bancorp, Inc.                          1.8%                N/A
GATX Corp.                                  1.8%                N/A
XL Capital, Ltd.                            1.8%                1.0%
Countrywide Credit Industries, Inc.         1.7%                1.4%
Termo Electron   Corp.                      1.7%                N/A
M & T Bank Corp.                            1.7%                N/A
Ace, Ltd.                                   1.7%                N/A

Average Annual Total Returns*
---------------------------------------------------------------------------
                         Mid Cap        Russell Mid Cap        MorningStar
                        Value Fund        Value Index          Peer Group+
                        ----------      ---------------        -----------
1 Year                    28.38%             19.18%               14.98%
3 Years                    6.30               7.75                 7.42
Since Inception (5/1/96)  14.01              14.73                  N/A

Top Ten Sectors (as of December 31, 2000)
---------------------------------------------------------------------------
                       % of                                % of
                    investments                         investments
Financial              8.9%         Consumer Cyclical      4.9%
Capital Equipment      8.8%         Health Care            3.6%
Energy                 8.5%         Basic Material         2.7%
Technology             7.5%         Transportation         N/A
Utility                6.7%         Retail                 1.5%

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. *Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future.*Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the Fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. represents an average annual total return for all variable annuity and life sub-accounts within the morningStar variable universe having a Mid Cap Value Investment category.

                                                    Inception: August 31, 1999

 Fundamental Growth Fund (formerly Fundamental Mid Cap Growth Fund)
 Putnam Investments                                          Eric M. Wetlaufer


Effective August 1, 2000 Putnam Investments assumed management of the Fund.
 The Fund returned -20.91% for the fourth quarter, outpacing the Russell Mid Cap Growth Index return of -23.25%. Outperformance in this hostile environment for growth investing was largely due to adept stock selection, particularly in the battered technology sector. Selection in health care contributed early in the period but detracted in the fourth quarter largely due to weakness in biotechnology. Energy, utilities, and financial holdings benefited performance throughout the period. Communications services holdings hurt results.
 The U.S. equity market remains extremely volatile as we begin the new year. We anticipate additional earnings disappointments, especially in stocks leveraged to the consumer. In the light of signs that the economy is slowing significantly, we expect several interest-rate cuts over the first half of 2001.
 High energy prices will continue to act as a tax on the economy, reducing consumers' disposable income and adding pressure to corporate profit margins. A forecasted colder-than-average winter will exacerbate the effect of higher oil and natural gas prices on local economies and on consumer spending.
 We expect growing unemployment and business failures--especially in the dot-com universe. As a result, consumer confidence will continue to erode, creating a difficult environment for retailers.
 We have concentrated the Fund on growth companies with a proven track record of expanding profits even in unsettled economic times. Higher energy prices should benefit oil and gas producers and energy services companies. Within the financial sector we will emphasize the regional banks and credit-cards issuers that should benefit from Fed rate cuts. While underweighting technology as a whole--particularly semiconductors and components--we will overweight software and communications and equipment. Within the underweight sector of consumer staples, we will emphasize broadcasting and restaurants, while underweighting foods.


                                    [GRAPH]

                             Fundamental      Russell Mid Cap
                             Growth Fund       Growth Index

        8/31/99               $10,000            $10,000
        9/30/99                10,000              9,915
       10/31/99                10,836             10,681
       11/30/99                12,529             11,788
       12/31/99                15,457             13,829
        1/31/00                15,972             13,826
        2/29/00                22,030             16,732
        3/31/00                18,801             16,749
        4/30/00                16,532             15,122
        5/31/00                14,461             14,020
        6/30/00                18,224             15,507
        7/31/00                17,402             14,526
        8/31/00                18,979             16,716
        9/30/00                18,950             15,899
       10/31/00                17,465             14,811
       11/30/00                13,822             11,593
       12/31/00                14,989             12,204

Top Ten Holdings (as of December 31, 2000)
---------------------------------------------------------------------------
                                            % of          six months ago
                                         investments     % of investments
Allergan, Inc.                              2.6%               N/A
Brocade Communications Systems, Inc.        2.4%               0.2%
Palm, Inc.                                  2.2%               N/A
Applera Corporation -                       2.2%               N/A
Applied Biosystems Group
Medimmune, Inc.                             1.9%               0.4%
Rational Software Corp.                     1.9%               0.2%
PerkinElmer, Inc.                           1.8%               N/A
Immunex Corp.                               1.8%               N/A
Transocean Sedco Forex, Inc.                N/A                N/A
Symbol Technologies, Inc.                   1.7%               N/A

Average Annual Total Returns*
---------------------------------------------------------------------------
                             Fundamental Russell Mid Cap MorningStar Growth Fund Growth Index Peer Group+
                           ---------------  ---------------     -----------
1 Year                          -3.03%         -11.75              -7.87
Since Inception (8/31/99)       35.44           16.11               N/A

Top Ten Sectors (as of December 31, 2000)
---------------------------------------------------------------------------
                       % of                                % of
                    investments                         investments
Technology             37.5%        Retail                 4.5%
Health Care            25.3%        Utility                3.3%
Energy                  9.9%        Consumer Cyclical      2.8%
Financial               7.5%        Consumer Staple        1.9%
Capital Equipment       6.0%        Transportation         1.4%

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a Mid Cap Growth investment category.

                                                   Inception: August 31, 1999

 Mid Cap Blend Fund
 Independence Investment Associates, Inc.                     Coreen Kraysler


 The Mid Cap Blend Fund posted another strong quarter, returning -1.5% vs. the Frank Russell Midcap Index return of -3.59%, while for the year the Fund returned 18.58%, far exceeding the benchmark return of 8.25%. Worried about an impending economic slowdown, investors took a defensive posture during the most recent quarter, and thus placed their bets on consumer noncyclical stocks such as the food and beverage names. As a result, holdings in Archer-Daniels-Midland and Conagra performed strongly. Unable to sustain high valuations after a string of earnings disappointments, technology and telecom names remained weak, hurting positions in Portal Software, Jabil Circuit and Vishay Intertechnology. Instead, investors preferred to seek out value in beaten down basic materials stocks. Consequently, paper & forest product holdings in Abitibi and Westvaco performed well. Similarly, chemical stocks such as Avery Dennison, Eastman Chemical and Air Products also outperformed. Industrial stocks such as Ingersoll Rand and Parker Hannifin also made a comeback. In anticipation of a decline in interest rates, financial stocks also outperformed. Holdings in Golden West and Torchmark benefited from this trend. In addition to the positive interest rate environment, property & casualty insurance stocks, such as St. Paul, XL Capital and Partner Re benefited from an upturn in insurance prices.
 During the quarter, we sold Stryker Corp., Capital One Financial and Hispanic Broadcasting after they met our price targets. We initiated positions in Lincare, Southern Energy and Southtrust. As always, we continue to look for inexpensive mid cap stocks with good growth potential.

                                    [GRAPH]

                                   Mid Cap                        Russell Mid
                                  Blend Fund                       Cap Index

        8/31/99                    $10,000                          $10,000
        9/30/99                      9,729                            9,648
       10/29/99                     10,182                           10,105
       11/30/99                     10,633                           10,396
       12/31/99                     11,153                           11,311
        1/31/00                     10,739                           10,937
        2/29/00                     11,484                           11,778
        3/31/00                     12,645                           12,453
        4/28/00                     12,620                           11,864
        5/31/00                     12,361                           11,549
        6/30/00                     12,610                           11,891
        7/31/00                     12,437                           11,758
        8/31/00                     13,789                           12,884
        9/30/00                     13,427                           12,701
       10/31/00                     13,612                           12,506
       11/30/00                     12,237                           11,380
       12/31/00                     13,226                           12,246

Top Ten Holdings (as of December 31, 2000)
---------------------------------------------------------------------------
                                            % of          six months ago
                                         investments     % of investments
Comerica, Inc.                              2.0%                0.2%
Stillwell Financial, Inc.                   1.9%                N/A
St. Paul Cos., Inc.                         1.9%                0.3%
Southern Energy, Inc.                       1.7%                N/A
Waters  Corp.                               1.7%                0.5%
Lincoln National Corp.                      1.7%                N/A
Noble Drilling Corp.                        1.6%                N/A
Golden West Financial Corp.                 1.5%                0.3%
Exelon Corp.                                N/A                 N/A
El Paso Energy Corp.                        1.4%                0.3%

Average Annual Total Returns*
---------------------------------------------------------------------------
                            Mid Cap         Russell Mid       MorningStar
                           Blend Fund        Cap Index        Peer Group+
                           ----------       -----------       -----------
1 Year                       18.58%            8.25%             6.70%
Since Inception (8/31/99)    23.31            16.41               N/A

Top Ten Sectors (as of December 31, 2000)
---------------------------------------------------------------------------
                       % of                                % of
                    investments                         investments
Technology             16.6%        Energy                  8.3%
Health Care            12.5%        Capital Equipment       5.6%
Financial              11.0%        Retail                  4.1%
Utility                 9.6%        Basic Material          3.9%
Consumer Cyclical       8.3%        Consumer Staple         2.3%

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the Fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a Mid Cap Blend investment category.

                                                        Inception: May 1, 1996

 Mid Cap Growth Fund
 Janus                                                              James Goff


 The Mid Cap Growth Fund lost 29.24% during the fourth quarter, a period that saw our benchmark, the Russell Mid Cap Growth Index, lose 23.25% of its value. For the year ended December 31, 2000, the Fund lost 35.86%, while the Index lost 11.75%.
 Both the Fund and its benchmark were pressured by evidence suggesting the U.S. economy was slowing faster than many analysts expected--a development that forced stocks lower nearly across the board. Fast-growing companies suffered the most, as illustrated by the Nasdaq Composite Index's more than 32% plunge as disappointing earnings news from a number of high-profile technology companies magnified the impacts of a slowing economy. Although small- and mid-sized stocks fared somewhat better than the market at large, many of the midcap market's most significant successes during the quarter fell toward the value side of the spectrum.
 Individual disappointments included biotechnology Millennium Pharmaceuticals and Human Genome Sciences, both of which fell sharply as investors shied away from the sector. While we were discouraged by the declines recorded by both companies, Millennium's performance was particularly difficult to understand given the progress of its anti-Leukemia drug Campath with FDA regulators. Other setbacks included Web hosting company Exodus Communications and Internet security and domain name registrar VeriSign.
 Meanwhile, notable successes included Hanover Compressor, a company that provides compression services critical to the production of natural gas from existing wells. The company reported a 48% increase in net income and a massive 60% increase in cash flow during the quarter, a strong performance that provided lift for the shares.
 Looking ahead, stocks could remain volatile as investors factor economic weakness and uncertainty surrounding the corporate earnings outlook into share prices. However, there is growing evidence that several key areas of the market may finally be oversold, and we have actively tried to position the Fund to benefit by using focused research to identify outstanding growth.


                                    [GRAPH]

                             Russell Mid Cap                  Mid Cap
                              Growth Index                  Growth Fund

         5/1/96                  $10,000                      $10,000
        5/31/96                   10,204                       10,252
        6/28/96                    9,896                       10,020
        7/31/96                    9,128                        9,186
        8/30/96                    9,622                        9,881
        9/30/96                   10,233                       10,473
       10/31/96                   10,113                       10,325
       11/29/96                   10,709                       10,408
       12/31/96                   10,529                       10,269
        1/31/97                   10,994                        9,994
        2/28/97                   10,752                        9,827
        3/31/97                   10,145                        9,079
        4/30/97                   10,393                        9,186
        5/30/97                   11,325                       10,176
        6/30/97                   11,638                       10,693
        7/31/97                   12,752                       10,907
        8/29/97                   12,627                       10,950
        9/30/97                   13,266                       11,734
       10/31/97                   12,601                       11,385
       11/28/97                   12,734                       11,547
       12/31/97                   12,900                       11,980
        1/30/98                   12,668                       11,743
        2/27/98                   13,859                       12,728
        3/31/98                   14,440                       13,429
        4/30/98                   14,636                       13,656
        5/29/98                   14,035                       13,098
        6/30/98                   14,432                       14,211
        7/31/98                   13,814                       14,045
        8/31/98                   11,177                       11,448
        9/30/98                   12,022                       12,370
       10/30/98                   12,907                       13,332
       11/30/98                   13,777                       14,295
       12/31/98                   15,204                       16,660
        1/29/99                   15,660                       17,539
        2/26/99                   14,894                       16,892
        3/31/99                   15,724                       19,064
        4/30/99                   16,441                       20,313
        5/28/99                   16,229                       20,063
        6/30/99                   17,362                       21,164
        7/30/99                   16,810                       20,863
        8/31/99                   16,635                       21,977
        9/30/99                   16,493                       22,828
       10/29/99                   17,768                       26,427
       11/30/99                   19,609                       29,295
       12/31/99                   23,003                       36,370
        1/31/00                   22,999                       37,510
        2/29/00                   27,833                       44,729
        3/31/00                   27,861                       37,361
        4/28/00                   25,156                       32,525
        5/31/00                   23,322                       30,325
        6/30/00                   25,796                       34,862
        7/31/00                   24,163                       32,535
        8/31/00                   27,807                       36,543
        9/30/00                   26,447                       32,968
       10/31/00                   24,638                       30,025
       11/30/00                   19,284                       21,906
       12/31/00                   20,301                       23,328


Top Ten Holdings (as of December 31, 2000)
---------------------------------------------------------------------------
                                            % of          six months ago
                                         investments     % of investments
EOG Resources, Inc.                         4.8%               N/A
American Tower Corp.                        4.5%               0.8%
Cree, Inc.                                  4.2%               N/A
Paychex, Inc.                               4.1%               4.5%
Crown Castle International Corp.            3.9%               3.5%
Avanex, Corp.                               3.8%               N/A
Apollo Group, Inc.                          3.5%               2.2%
Human Genome Sciences, Inc.                 3.2%               N/A
Integrated Device Technology, Inc.          N/A                N/A
Millenium Pharmaceuticals, Inc.             3.0%               N/A

Average Annual Total Returns*
---------------------------------------------------------------------------
                               Mid Cap      Russell Mid Cap     MorningStar
                             Growth Fund      Growth Index      Peer Group+
                           ---------------  ---------------     -----------
1 Year                         -35.86%         -11.75%             -7.87%
3 Years                         24.88           16.32              20.03
Since Inception (5/1/96)        19.90           16.38                N/A

Top Ten Sectors (as of December 31, 2000)
---------------------------------------------------------------------------
                       % of                                % of
                    investments                         investments
Technology             42.4%        Financial              6.3%
Health Care            21.9%        Consumer Cyclical      5.1%
Capital Equipment      10.2%        Utility                0.7%
Energy                  8.0%

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a Mid Cap Growth investment category.

                                                    Inception: August 31, 1999

 Small/Mid Cap Value Fund
 The Boston Company Asset Management, LLC                     Peter I. Higgins


 Value stocks have continued their dominance over growth stocks on a year-to-date basis. The Fund was up 4.67% for the quarter while the Russell 2500 Value Index was up 8.62%. For the year ended December 31, 2000 the Fund ended up 34.19% while the Russell 2500 Value ended up 20.79%
 Our holdings in the energy, health care, consumer services and capital goods sectors were up nicely and outperformed their respective sectors in the index. Our energy holdings, with emphasis on natural gas exploration and production and energy service companies, were again a successful strategy. These holdings remain attractively priced even with the dramatic rise in oil prices in recent quarters. Our best performing energy companies included Devon Energy Corp., Noble Affiliates, and Weatherford International. Our top performers in the health care sector included Bausch & Lomb, Healthsouth and Bergen Brunswig. The Fund has benefited from our overweight in the consumer services sector. Our emphasis in this sector is in retailing and related areas where continued strength in consumer spending has been the major earnings driver. Albertson's, TJX, and Valassis Communications all had strong positive impacts on this sector.
 Sectors that lagged the index this quarter included utilities and financial services and technology. Underweights in utilities and financial services had negative contributions relative to the index. The Fund has a zero weighting in utilities because we feel that stocks within that sector are trading at fair valuations. We continue to emphasize the technology sector as our holdings represent good value and growth prospects appear favorable.
 The current investment strategy has yielded strong gains and will remain unchanged. We will maintain our focus on undervalued securities with improving business momentum and we believe that the Fund is well positioned to outperform the benchmark over the long term

                              [GRAPH]

                                     Russell
                    Small/Mid Cap   2500 Value
                     Value Fund       Index

        8/31/99       $10,000        $10,000
        9/30/99         9,560          9,685
       10/31/99         9,443          9,695
       11/30/99         9,942          9,748
       12/31/99        10,508         10,080
        1/31/00         9,756          9,661
        2/29/00         9,775          9,828
        3/31/00        11,918         10,552
        4/30/00        12,266         10,547
        5/31/00        12,275         10,528
        6/30/00        12,414         10,488
        7/31/00        12,368         10,716
        8/31/00        13,857         11,277
        9/30/00        13,472         11,210
       10/31/00        13,915         11,203
       11/30/00        12,936         11,061
       12/31/00        14,101         12,176

Top Ten Holdings (as of December 31, 2000)
---------------------------------------------------------------------------
                                  % of        six months ago
                               investments   % of investments
Cendant Corp.                      2.3%             N/A
Emmis Communications Corp.         2.3%             N/A
Circuit City Stores, inc.          2.1%             N/A
Devon Energy Corp.                 2.0%             N/A
Agrium, Inc.                       2.0%             N/A
Entercom Communications Corp.      1.9%             N/A
Stillwell Financial, Inc.          1.9%             N/A
Varco International, Inc.          1.8%             N/A
R&B Falcon Corp.                   N/A              N/A
Weatherford International, Inc.    1.8%             0.5%

Average Annual Total Returns*
---------------------------------------------------------------------------
                             Small/Mid Cap    Russell 2500     MorningStar
                              Value Fund       Value Index     Peer Group+
                             -------------    ------------     -----------
1 Year                           34.19%           20.79%          18.29%
Since Inception (8/31/99)        29.38            15.91            N/A

Top Ten Sectors (as of December 31, 2000)
---------------------------------------------------------------------------
                        % of                             % of
                     investments                      investments
Consumer Cyclical       18.6%       Capital Equipment    7.6%
Technology              16.6%       Financial            4.8%
Energy                  14.7%       Consumer Staple      3.5%
Retail                  14.6%       Transportation       2.6%
Basic Material          13.9%       Health Care          2.5%

* Total returns for the period ended December 31, 2000. returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. *Results may have been achieved during market conditions or pursuing performance oppotunities, including investment in initial public offerings, that may not continue to occur in the future.* Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of the Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a 50% weighting of the Mid Cap Value category and a 50% weighting of the Small Cap Value category.

                                                        Inception: May 1, 1998

 Small/Mid Cap CORE Fund
 Goldman Sachs Asset Management                             Jones/Brown/Pinter

 During the one-year reporting period the Fund generated a total cumulative return of 4.63%, versus the 4.27% total cumulative return of the Fund's benchmark, the Russell 2500 Index. The Fund's strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. The diversification of our models typically adds value because, when one theme doesn't work, others usually do. For example, when momentum stocks underperform, value stocks typically advance more than average.
 Overall, within the Index, the CORE themes performed well this year. Momentum and Research had their highest positive returns of the year in the first quarter, while Value's best quarter this year was the fourth quarter. However, on a month-by-month basis, the themes varied significantly. For example, Stability had its worst month ever among small/mid-cap stocks in April, but came back to have one of its best ever in June. Value had its worst month ever in February, followed by its best ever in March. For the period on average, the returns to Momentum, Research, and Value were positive among Index names, though Stability produced negative results. In the Fund, return to risk factor exposures, especially positive exposures to earnings yield, value and earnings variation, has been very positive. Stock selection was strongest within the technology sector, followed by the Consumer Non-Cyclicals sector. The Industrial and Basic Materials sectors lagged the benchmark in stock selection for the year.
 Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor momentum stocks, lower-risk stocks should perform better than higher risk stocks, as should those favored by research analysts. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.


                                    [GRAPH]

                                     Small/Mid Cap        Russell
                                       CORE Fund         2500 Index

        4/30/98                        $10,000            $10,000
        5/31/98                          9,577              9,536
        6/30/98                          9,721              9,547
        7/31/98                          9,040              8,892
        8/31/98                          7,377              7,215
        9/30/98                          7,776              7,727
       10/31/98                          7,960              8,149
       11/30/98                          8,422              8,553
       12/31/98                          9,019              9,071
        1/31/99                          8,940              9,056
        2/28/99                          8,305              8,461
        3/31/99                          8,438              8,642
        4/30/99                          9,172              9,415
        5/31/99                          9,251              9,561
        6/30/99                          9,810             10,058
        7/31/99                          9,648              9,861
        8/31/99                          9,347              9,553
        9/30/99                          9,224              9,410
       10/31/99                          9,430              9,616
       11/30/99                          9,887             10,160
       12/31/99                         10,871             11,262
        1/31/00                         10,456             11,003
        2/29/00                         11,807             12,592
        3/31/00                         11,700             12,399
        4/30/00                         11,257             11,732
        5/31/00                         10,720             11,169
        6/30/00                         11,414             11,903
        7/31/00                         11,267             11,599
        8/31/00                         12,208             12,598
        9/30/00                         11,766             12,189
       10/31/00                         11,467             11,855
       11/30/00                         10,396             10,811
       12/31/00                         11,375             11,742


Top Ten Holdings (as of December 31, 2000)
---------------------------------------------------------------------------
                                            % of          six months ago
                                         investments     % of investments
Brown-Forman Corp.                          0.7%               N/A
Spleker Properties, Inc.                    0.7%               N/A
Peoples Energy Corp.                        0.7%               0.1%
PPL Corp.                                   0.6%               N/A
R.J. Reynolds Tobacco Holdings, Inc.        0.6%               N/A
GreenPoint Financial Corp.                  0.6%               0.1%
Thermo Electron Corp.                       0.6%               0.0%
Allegheny Energy, Inc.                      0.6%               N/A
The MONEY Group, Inc.                       N/A                0.1%
Pinnacle West Capital Corp.                 0.6%               0.1%

Average Annual Total Returns*
---------------------------------------------------------------------------
                       Small/Mid Cap     Russell 2500       MorningStar
                         CORE Fund          Index           Peer Group+
                       -------------     ------------       -----------
1 Year                      4.63%           4.27%              4.54%
Since Inception (5/1/98)    4.94            6.21                N/A

Top Ten Sectors (as of December 31, 2000)
---------------------------------------------------------------------------
                       % of                                % of
                    investments                         investments
Financial              22.3%        Utility                6.3%
Technology             18.5%        Energy                 5.8%
Health Care            11.5%        Basic Material         5.3%
Capital Equipment      10.8%        Retail                 4.1%
Consumer Cyclical       9.5%        Consumer Staple        3.8%

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe. The peer group represents a 50% weighting of the Mid Cap Blend category and a 50% weighting of the Small Cap Blend style for periods since May 1999.

                                                        Inception: May 1, 1994

 Small/Mid Cap Growth Fund
 Wellington Management Company, LLP                          Frank V. Wisneski

 During the quarter, the Fund decreased by -4.32% compared to a -19.36% return of the Russell 2500 Growth Index. For the one-year period ended December 31, 2000, the Fund gained 9.25% considerably ahead of the -16.11% return of the Russell 2500 Growth Index.
 The Fund's outperformance was achieved primarily through stock selection. Strong positive performances in the Health Care and Energy sectors also led to better than index returns. Even though the Technology sector performed poorly during the quarter, the Fund was still able to benefit from its focus on service companies within this sector. Companies with strong balance sheets paid off as our technology names performed better than the index.
 Some of the recent stock successes include ACNielsen Corp, which was the top performing stock in the information and entertainment sector, IMS Health Inc., which is a leader in global marketing research and analysis for the healthcare industry, and Hanover Compressor, which was the strongest contributor to performance in the energy sector. In terms of additions to the Fund, we sought to add names where we had strong conviction that the downside risk was minimal. An example of this strategy would be CDW Computer Centers, a distributor of laptops, PCs, and computer-related equipment.
 The first quarter of 2001 will be challenging. The economy is cooling. Layoffs have increased. Energy prices remain relatively high, and many companies have cautioned about a much more lean 2001. On the positive side, a stronger Euro, lower interest rates, a more favorable labor market are all positives for equity investors. Nonetheless, we have positioned the Fund somewhat defensively in this environment, but maintain our focus on growth. We also believe that our investment approach, with its focus on stable predictable growth companies, solid balance sheets, and sound business models should continue to serve us well.


                                           [GRAPH]

                                  Small/Mid Cap           Small/Mid Cap
                                   Growth Fund         Growth Benchmark(1)
        04/01/94                     $10,000                  $10,000
         5/31/94                      10,020                   10,015
         6/30/94                      10,043                    9,584
         7/29/94                      10,066                    9,850
         8/31/94                      10,359                   10,437
         9/30/94                      10,094                   10,265
        10/31/94                      10,263                   10,442
        11/30/94                       9,992                    9,982
        12/30/94                      10,056                   10,122
         1/31/95                       9,934                   10,243
         2/28/95                      10,283                   10,788
         3/31/95                      10,798                   11,216
         4/28/95                      11,069                   11,310
         5/31/95                      11,087                   11,589
         6/30/95                      11,652                   12,116
         7/31/95                      12,564                   12,878
         8/31/95                      12,807                   13,020
         9/29/95                      12,764                   13,310
        10/31/95                      12,361                   12,973
        11/30/95                      13,160                   13,553
        12/29/95                      13,672                   13,560
         1/31/96                      14,151                   13,800
         2/29/96                      14,612                   14,322
         3/29/96                      14,939                   14,435
         4/30/96                      16,011                   15,132
         5/31/96                      16,455                   15,441
         6/28/96                      16,237                   14,974
         7/31/96                      14,615                   13,812
         8/30/96                      15,484                   14,560
         9/30/96                      16,411                   15,484
        10/31/96                      16,926                   15,303
        11/29/96                      17,438                   16,204
        12/31/96                      17,820                   15,932
         1/31/97                      17,845                   16,636
         2/28/97                      16,824                   16,270
         3/31/97                      15,825                   15,351
         4/30/97                      15,365                   15,727
         5/30/97                      16,487                   17,136
         6/30/97                      16,713                   17,611
         7/31/97                      18,028                   19,296
         8/29/97                      17,686                   19,107
         9/30/97                      19,025                   20,074
        10/31/97                      18,622                   19,068
        11/28/97                      18,188                   19,268
        12/31/97                      18,432                   19,521
          1/1/98                      18,106                   19,169
         2/27/98                      19,666                   20,971
         3/31/98                      20,641                   21,850
         4/30/98                      20,584                   22,147
         5/29/98                      19,648                   21,237
         6/30/98                      20,389                   21,838
         7/31/98                      19,268                   20,903
         8/31/98                      15,227                   16,913
         9/30/98                      16,009                   18,192
        10/30/98                      16,874                   19,530
        11/30/98                      17,602                   20,847
        12/31/98                      19,466                   23,007
         1/29/99                      19,610                   23,697
         2/26/99                      18,154                   22,538
         3/31/99                      19,356                   23,793
         4/30/99                      20,435                   24,878
         5/28/99                      20,604                   25,135
         6/30/99                      21,478                   26,912
         7/31/99                      20,970                   26,363
         8/31/99                      19,348                   25,793
         9/30/99                      18,728                   25,979
        10/31/99                      18,829                   27,244
        11/30/99                      19,019                   30,461
        12/31/99                      20,468                   36,207
         1/31/00                      19,750                   36,004
         2/29/00                      20,275                   45,239
         3/31/00                      21,919                   41,687
         4/30/00                      21,322                   37,627
         5/31/00                      20,907                   34,278
         6/30/00                      22,219                   38,810
         7/31/00                      22,048                   35,628
         8/31/00                      23,961                   40,270
         9/30/00                      23,370                   37,664
        10/31/00                      23,161                   35,337
        11/30/00                      21,058                   28,601
        12/31/00                      22,361                   30,375


Top Ten Holdings (as of December 31, 2000)
---------------------------------------------------------------------------
                                            % of          six months ago
                                         investments     % of investments
Herman Miller, Inc.                         2.5%               2.1%
Acxiom Corp.                                2.5%               2.3%
Family Dollar Stores, Inc.                  2.4%               1.6%
IMS Health, Inc.                            2.4%               N/A
Reinsurance Group of America                2.4%               2.5%
Rational Software Corp.                     2.4%               N/A
Catalina Marketing Corp.                    2.3%               3.8%
Helmerich & Payne, Inc.                     2.2%               N/A
Symbol Technologies, Inc.                   N/A                2.2%
G & K Services, Inc.                        2.2%               2.4%

Average Annual Total Returns*
---------------------------------------------------------------------------
                         Small/Mid          Small/Mid Cap      MorningStar
                      Cap Growth Fund    Growth Benchmark(1)   Peer Group+
                      ---------------    -------------------   -----------
1 Year                      9.25%             -16.11%             -8.45%
3 Years                     6.65               15.88              20.87
5 Years                    10.34               17.50              18.36
Since Inception (5/1/94)   12.85               18.13               N/A

Top Ten Sectors (as of December 31, 2000)
---------------------------------------------------------------------------
                       % of                                % of
                    investments                         investments
Technology             34.8%        Energy                 7.4%
Capital Equipment      13.7%        Retail                 6.5%
Health Care             9.6%        Utility                4.7%
Consumer Cyclical       9.4%        Consumer Staple        3.0%
Energy                  8.7%        Transportation         1.3%

(1) The Small/Mid Cap Growth Fund benchmark is the Russell Mid Cap Growth Index from May 1994 to April 1999 and the Russell 2500 Growth Index May 1999-present.
  * Total returns are for the period ended December 31, 2000, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate that shares, when redeemed, may be worth more or less than their original cost. Sector investing entail special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

  + Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Mid Cap Growth and a Small-Cap Growth investment style. The peer group represents a 50% weighting of the Mid Cap Growth category and a 50% weighting of the Small Cap Growth category. Prior to May 1999, the peer group represents the Mid Cap Growth investment category.

                                                       Inception: May 1, 1996

 Small Cap Equity Fund (formerly the Small Cap Value Fund)
 Capital Guardian Trust Company                               Management Team

Effective November 1, the Fund's sub-adviser changed to Capital Guardian Trust Company.

 The positioning of the Fund did not change since November and remains overweight technology, media, and biotechnology companies, all of which hurt relative performance significantly as these sectors fell the most in the recent period.
 One positive contributor to relative performance was the Fund's holdings in the financial services sector, especially insurance companies, banks, and investment management companies, which enjoyed the benefit of market rotation into more stable sectors. These interest-rate-sensitive stocks also were helped by the growing belief that the Federal Reserve would move to lower rates in early 2001.
 From a top-down perspective, small-cap stocks still represent good value relative to large caps, and continue to trade at a large discount to them. We feel the recent volatility in the small-cap universe is short-term oriented and not related to the quality of individual companies within the universe. Looking forward three to five years, the technology, media, and biotechnology companies in the Fund are positioned to deliver superior results despite near-term volatility, and we are enthusiastic about the potential for earnings growth of our individual holdings. With financial services stocks having performed well recently we would expect to reduce our holdings in some of these names.


                                    [GRAPH]

                     Small Cap Equity              Small Cap Equity
                       Benchmark(1)                      Fund

        4/30/96           $10,000                      $10,000
        5/31/96            10,324                       10,232
        6/30/96            10,051                       10,126
        7/31/96             9,346                        9,630
        8/31/96             9,820                       10,161
        9/30/96            10,146                       10,450
       10/31/96            10,126                       10,340
       11/30/96            10,607                       10,678
       12/31/96            10,918                       11,033
        1/31/97            11,111                       11,115
        2/28/97            11,029                       10,927
        3/31/97            10,621                       10,594
        4/30/97            10,714                       10,831
        5/31/97            11,736                       11,818
        6/30/97            12,284                       12,513
        7/31/97            12,828                       13,256
        8/31/97            13,077                       13,389
        9/30/97            13,989                       14,242
       10/31/97            13,491                       13,761
       11/30/97            13,521                       13,863
       12/31/97            13,869                       13,855
        1/31/98            13,634                       13,514
        2/28/98            14,550                       14,524
        3/31/98            15,146                       15,130
        4/30/98            15,224                       15,214
        5/31/98            14,545                       14,450
        6/30/98            14,519                       14,450
        7/31/98            13,363                       13,262
        8/31/98            11,019                       10,895
        9/30/98            11,762                       11,407
       10/31/98            12,176                       11,727
       11/30/98            12,660                       12,313
       12/31/98            13,250                       13,029
        1/31/99            13,187                       12,708
        2/28/99            12,204                       11,869
        3/31/99            12,249                       11,819
        4/30/99            13,356                       12,612
        5/31/99            13,659                       12,790
        6/30/99            14,215                       13,622
        7/31/99            13,851                       13,436
        8/31/99            13,341                       12,841
        9/30/99            13,075                       12,613
       10/31/99            12,813                       12,358
       11/30/99            12,880                       12,260
       12/31/99            13,275                       12,583
        1/31/00            12,927                       11,848
        2/29/00            13,717                       12,338
        3/31/00            13,782                       12,567
        4/30/00            13,863                       12,780
        5/31/00            13,651                       12,663
        6/30/00            14,049                       12,733
        7/31/00            14,517                       12,996
        8/31/00            15,166                       13,754
        9/30/00            15,080                       13,766
       10/31/00            15,026                       13,760
       11/30/00            13,484                       10,726
       12/31/00            14,642                       11,464


Top Ten Holdings (as of December 31, 2000)
---------------------------------------------------------------------------
                                            % of          six months ago
                                         investments     % of investments
EMCORE Corporation                          1.8%                N/A
Anaren Micro Circuits, Inc.                 1.7%                N/A
Everest Re Group, Ltd.                      1.6%                N/A
Polaris Industries Inc.                     1.4%                N/A
Fidelity National Financial, Inc.           1.2%                0.2%
Werner Enterprises, Inc.                    1.2%                0.3%
About.com, Inc.                             1.2%                N/A
LTX Corp.                                   1.2%                N/A
Trimeris, Inc.                              N/A                 N/A
First American Financial Corp.              1.2%                N/A

Average Annual Total Returns*
---------------------------------------------------------------------------
                         Small Cap      Small Cap Equity       MorningStar
                        Equity Fund       Benchmark(1)         Peer Group+
                        -----------     ----------------       ------------
1 Year                    -8.89%             10.32%               10.08%
3 Years                   -6.12               1.83                 2.42
Since Inception (5/1/96)   2.97               8.51                  N/A

Top Ten Sectors (as of December 31, 2000)
---------------------------------------------------------------------------
                       % of                                % of
                    investments                         investments
Technology            30.5%         Retail                 3.6%
Consumer Cyclical     16.2%         Utility                3.2%
Health Care           11.3%         Transportation         3.1%
Financial             10.2%         Consumer Staple        2.2%
Capital Equipment      8.4%         Basic Material         1.7%

(1) The Small Cap Equity Benchmark is 50% Russell 2000 and 50% Russell 2000 Value Index, May 1996 thru August 1999 and the Russell 2000 Value, September 1999 thru October 2000 and thru the Russell 2000 Index October 2000 to present.

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the MorningStar variable universe having a Small Cap Blend investment category. Prior to November 2000, the peer group represents the Small Cap Value investment category.

                                                        Inception: May 1, 1996

 Small Cap Growth Fund
 John Hancock Advisers, Inc.                                     Bernice Behar

 The fourth quarter brought yet another challenging environment for equity investors. A steady stream of pessimistic news fueled the volatility. Many companies, across a broad spectrum of industries, reported lower than expected earnings or reduced future growth rates. This led investors to more value-oriented sectors such as utilities, energy, financial services and certain health care groups. The trend caused a wide divergence between growth and value--a trend most pronounced in the small caps. The Fund was hurt by this market environment and underperformed the benchmark declining (21.43)% versus (20.2%) for the Russell 2000 Growth Index.
 Our healthcare holdings produced mixed results. After many months of impressive performance, biotechnology stocks stalled in October. Our sizeable allocation hurt performance as they underperformed through quarter end. Fortunately, we purchased many biotechnology names in early 2000 at prices well below current levels. Recently, their Fundamental outlook has weakened. As a result, we expect to lock-in current profits. We also owned several strong performing health care services companies. These stocks benefited from increased government reimbursement due to the Balanced Budget Refinement Act. The more reasonable reimbursement levels improved profit margins and revenue growth. In addition, patient volumes have increased as HMOs eased restrictions on admissions. We remain positive on the longer-term position for these stocks and expect maintain a focus to this group.
 Technology stocks were among the weakest performers in the benchmark declining over 36%. Lofty valuations coupled with a barrage of bad news caused the dramatic sell-off. We were underweight which helped relative performance versus our benchmark. Despite our reduced exposure, the sector's dismal results adversely impacted absolute performance. We expect negative news to continue through early 2001 extending the period of volatility. Accordingly, we will continue to underweight this sector.


                                    [GRAPH]

                         Russell 2000                   Small Cap
                         Growth Index                  Growth Fund

         5/1/96            $10,000                       $10,000
        5/31/96             10,513                        10,599
        6/28/96              9,830                        10,294
        7/31/96              8,629                         9,480
        8/30/96              9,268                        10,298
        9/30/96              9,745                        11,151
       10/31/96              9,325                        10,170
       11/29/96              9,585                         9,976
       12/31/96              9,771                         9,950
        1/31/97             10,016                        10,302
        2/28/97              9,411                         9,638
        3/31/97              8,746                         8,962
        4/30/97              8,645                         8,763
        5/30/97              9,944                         9,781
        6/30/97             10,281                        10,514
        7/31/97             10,808                        11,205
        8/29/97             11,132                        11,571
        9/30/97             12,020                        12,817
       10/31/97             11,298                        11,834
       11/28/97             11,029                        11,387
       12/31/97             11,036                        11,370
         1/1/98             10,889                        11,170
        2/27/98             11,850                        12,062
        3/31/98             12,348                        12,788
        4/30/98             12,423                        12,730
        5/29/98             11,521                        11,856
        6/30/98             11,639                        12,366
        7/31/98             10,667                        11,537
        8/31/98              8,205                         8,966
        9/30/98              9,037                         9,701
       10/30/98              9,509                        10,230
       11/30/98             10,247                        11,424
       12/31/98             11,174                        13,017
        1/29/99             11,677                        13,456
        2/26/99             10,609                        12,384
        3/31/99             10,986                        13,341
        4/30/99             11,956                        13,873
        5/28/99             11,975                        13,626
        6/30/99             12,606                        14,903
        7/31/99             12,217                        15,022
        8/31/99             11,760                        14,920
        9/30/99             11,987                        15,236
       10/31/99             12,294                        16,337
       11/30/99             13,593                        18,479
       12/31/99             15,988                        22,179
        1/31/00             15,840                        21,633
        2/29/00             19,526                        27,928
        3/31/00             17,474                        25,551
        4/30/00             15,709                        21,939
        5/31/00             14,333                        19,338
        6/30/00             16,184                        23,398
        7/31/00             14,797                        21,153
        8/31/00             16,354                        23,673
        9/30/00             15,541                        22,478
       10/31/00             14,279                        20,010
       11/30/00             11,686                        16,004
       12/31/00             12,401                        17,425

Top Ten Holdings (as of December 31, 2000)
-----------------------------------------------------------------------------

                                               % of           six months ago
                                           investments       % of investments

Bindley Western Industries, Inc.               1.4%                N/A
Corporate Executive Board Co.                  1.3%               0.6%
LifePoint Hospitals, Inc.                      1.3%                N/A
Province Healthcare Co.                        1.3%                N/A
AmeriSource Health Corp.                       1.3%                N/A
NewField Exploration Co.                       1.2%               0.5%
Fidelity National Financial, Inc.              1.2%                N/A
Universal Compression Holdings                 1.2%                N/A
Affiliated Managers Group, Inc.                N/A                0.4%
NPS Pharmaceuticals, Inc.                      1.2%                N/A


Average Annual Total Returns*
-----------------------------------------------------------------------------

                              Small Cap       Russell 2000      MorningStar
                             Growth Fund      Growth Index      Peer Group+
                             -----------      ------------      -----------

1 Year                         -21.43%          -22.43%           -9.18%
3 Years                         15.30             3.96            15.10
Since Inception (5/1/96)        12.63             4.72             N/A


Top Ten Sectors (as of December 31, 2000)
-----------------------------------------------------------------------------

                               % of                                   % of
                           investments                            investments

Technology                    26.5%         Energy                    7.3%
Health Care                   23.0%         Capital Equipment         5.2%
Financial                     11.7%         Transportation            1.8%
Retail                         7.7%         Utility                   0.9%
Consumer Cyclical              7.6%         Basic Material            0.8%

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Small Growth investment category.

                                                        Inception: May 2, 1988

 International Equity Index Fund
 Independence International Associates, Inc.             B. Greenleaf/D. Nolan

 During the fourth quarter of 2000, The International Equity Index Fund returned -3.80%, outperforming its custom blended benchmark return of -5.32%. In gross total return terms, the Fund has tracked the Custom Benchmark within 18 basis points for the quarter. For the year 2000, the Fund tracked its benchmark within 54 basis points in net terms and within 32 basis points in gross terms. This resulting tracking error is well within our expectations.
 The source of outperformance during this last quarter of 2000 was attributable to exchange rate differences between the fund administrator and the MSCI Index in order to value securities in the Fund. The difference set of exchange rates accounted for 14 basis points of performance. The most noticeable rate differences came from the Japanese yen, the British pound and the Euro. If the same set of rates were used, the Fund would have performed the Custom Benchmark within 2 basis points.
 It was generally a weak fourth quarter for both the developed and the emerging markets. Among the developed markets as measured by the MSCI EAFE GDP Index, information technology and telecommunications related shares were the bottom performers while consumer staples and materials related shares were the top performers. Country performance ranged from +15% in Switzerland to -15% in Japan. The emerging markets experienced the same results as the developed countries. Information technology shares plunged while consumer staples climbed. Twenty-three of the twenty-six MSCI emerging market country indices declined during the quarter. Individual market performance ranged from +18% in Poland to -32% in Russia.
 Our performance objective is to approximately track the Custom Index of 90% EAFE GDP Index and 10% MSCI Emerging Markets Index. We manage the Fund using a risk model that allows us to identify and capture the risk characteristics of the custom index. In this way we can avoid the expense associated with full replication.


                                    [GRAPH]

          International  International            International  International
              Equity      Equity Index                Equity      Equity Index
            Index Fund    Benchmark(1)              Index Fund    Benchmark(1)

12/31/90     $10,000        $10,000     1/31/96      $16,511        $15,958
 1/31/91      10,153         10,326     2/29/96       16,698         16,015
 2/28/91      10,749         11,436     3/29/96       16,857         16,360
 3/28/91      10,888         10,752     4/30/96       17,482         16,839
 4/30/91      10,934         10,861     5/31/96       17,304         16,533
 5/31/91      11,188         10,977     6/28/96       17,343         16,630
 6/28/91      10,602         10,173     7/31/96       16,607         16,148
 7/31/91      11,128         10,676     8/30/96       16,737         16,187
 8/30/91      11,239         10,461     9/30/96       17,050         16,620
 9/30/91      11,327         11,054    10/31/96       16,945         16,454
10/31/91      11,522         11,213    11/29/96       17,703         17,112
11/27/91      11,261         10,692    12/31/96       17,748         16,897
12/31/91      12,337         11,247     1/31/97       17,441         16,309
 1/31/92      12,307         11,010     2/28/97       17,507         16,579
 2/28/92      12,284         10,619     3/31/97       17,181         16,644
 3/31/92      11,722          9,922     4/30/97       17,303         16,736
 4/30/92      11,689          9,971     5/30/97       18,761         17,828
 5/29/92      12,020         10,642     6/30/97       19,732         18,816
 6/30/92      11,792         10,141     7/31/97       20,353         19,125
 7/31/92      11,724          9,884     8/29/97       18,135         17,700
 8/31/92      11,595         10,508     9/30/97       19,446         18,695
 9/30/92      11,554         10,304    10/31/97       16,811         17,263
10/30/92      11,492          9,766    11/28/97       16,806         17,090
11/30/92      11,973          9,861    12/31/97       16,856         17,244
12/31/92      12,134          9,915     1/31/98       16,868         18,037
 1/29/93      12,208          9,917     2/27/98       18,163         19,199
 2/26/93      12,146         10,220     3/31/98       18,900         19,794
 3/31/93      12,549         11,114     4/30/98       19,405         19,954
 4/30/93      12,627         12,172     5/29/98       19,520         20,241
 5/28/93      13,268         12,433     6/30/98       19,757         20,436
 6/30/93      13,151         12,241     7/31/98       19,918         20,708
 7/30/93      13,383         12,672     8/31/98       17,384         17,985
 8/31/93      14,132         13,359     9/30/98       16,844         17,488
 9/30/93      14,317         13,061    10/30/98       18,667         19,440
10/29/93      15,240         13,466    11/30/98       19,571         20,453
11/30/93      14,670         12,292    12/31/98       20,365         21,281
12/31/93      16,053         13,181     1/29/99       20,410         21,309
 1/31/94      16,164         14,299     2/26/99       19,719         20,644
 2/28/94      15,975         14,262     3/31/99       20,753         21,736
 3/31/94      15,142         13,650     4/30/99       21,547         22,614
 4/29/94      15,427         14,233     5/28/99       20,504         21,434
 5/31/94      15,608         14,155     6/30/99       21,561         22,516
 6/30/94      15,205         14,359     7/30/99       22,067         23,077
 7/29/94      15,555         14,499     8/31/99       22,268         23,238
 8/31/94      16,275         14,846     9/30/99       22,425         23,524
 9/30/94      15,937         14,381    10/29/99       23,177         24,307
10/31/94      16,256         14,863    11/30/99       24,199         25,314
11/30/94      15,192         14,153    12/31/99       26,652         27,853
12/30/94      15,048         14,245     1/31/00       25,088         26,488
 1/31/95      14,208         13,700     2/29/00       25,943         27,407
 2/28/95      14,450         13,665     3/31/00       26,643         28,158
 3/31/95      14,975         14,522     4/28/00       24,930         26,342
 4/28/95      15,426         15,072     5/31/00       24,449         25,710
 5/31/95      15,741         14,896     6/30/00       25,308         26,812
 6/30/95      15,590         14,638     7/31/00       24,105         25,466
 7/31/95      16,456         15,553     8/31/00       24,338         25,736
 8/31/95      15,988         14,963     9/29/00       23,159         24,439
 9/29/95      16,215         15,260    10/31/00       22,395         23,638
10/31/95      15,933         14,854    11/30/00       21,420         22,583
11/30/95      16,007         15,271    12/31/00       22,009         23,139
12/31/95      16,255         15,890



Top Ten Holdings (as of December 31, 2000)
-----------------------------------------------------------------------------

                                               % of           six months ago
                                           investments       % of investments

Toyota Motor Corp.                             1.8%                2.7%
Deutsche Telekom AG                            1.7%                4.0%
Nippon Telegraph & Telephone Corp.             1.5%                3.3%
Allianz AG                                     1.5%                1.5%
Siemens AG                                     1.2%                1.3%
Vodafone AirTouch plc                          1.2%                N/A
Telecom Italia Mobile SpA                      1.1%                1.9%
Muenchener Rueckversicherungs-                 1.0%                0.7%
Gesellschaft AG
Total Fina SA                                  1.0%                N/A
BP Amoco plc                                   1.0%                1.3%
Average Annual Total Returns*
-----------------------------------------------------------------------------

                          International    International Equity    MorningStar
                        Equity Index Fund   Index Benchmark(1)     Peer Group+
                        -----------------  --------------------    -----------
1 Year                         -17.42%          -16.93%             -15.21%
3 Years                          9.30            10.30                9.84
5 Years                          6.25             7.81                9.60
10 Years                         8.21             8.32               10.59

Top Ten Countries (as of December 31, 2000)
-----------------------------------------------------------------------------

                               % of                                 % of
                           investments                          investments

Germany                       13.5%          Netherlands            2.9%
United Kingdom                10.7%          Australia              2.8%
France                         9.6%          Sweden                 1.9%
Italy                          8.1%          Switzerland            1.7%
Spain                          3.9%          Hong Kong              1.5%


(1)The International Equity Index Benchmark represents the MSCI EAFE from May 1998 to April 1998 and then MSCI EAFE GDP weighted from May 1998 to June 1999 and now 90% MSCI EAFE GDP weighted/10% MSCI Emerging Markets Free from July 1999 to present.

* Total returns are for the period ended December 31, 2000, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a 90% weighting of the Foreign Stock, Large Cap category and a 10% weighting of the Diversified Emerging Markets category. Prior to July 1999, the peer group represents the Foreign Stock, Large Cap category.

                                                        Inception: May 1, 1996

 International Opportunities Fund
 T. Rowe Price International, Inc.           Warren/Ford/Seddan/Bickford-Smith

 International stocks fell sharply during the second half of 2000, contributing to steep losses for the full year. In the first quarter, telecom, media, and technology stocks carried over their heady performance of 1999. But leadership began to change in the spring as a severe correction hit these sectors, while the more defensive consumer staple, pharmaceutical, and banking stocks found their footing. The recovery in defensive issues, however, failed to compensate for the steep decline in tech stocks.
 Broader concerns weighing on the equities markets included slower economic growth, high oil prices, and euro weakness. Economic growth eased in Europe, but the euro staged a recovery in the fourth quarter, cutting its losses to just 6% against the U.S. dollar for the year. In Japan the consumer sector remained weak and rising bankruptcies failed to alleviate concerns about unemployment. Economic growth in the rest of Asia was strong, although financial instability and political turmoil plagued Korea and Taiwan.
 Fund performance during the 12-month period ended December 31, 2000 underperformed both the MSCI EAFE Index and the Lipper Variable Annuity Average. The Fund's focus on telecom, media, and technology stocks and its lower exposure to recovering defensive shares hurt results compared with the benchmarks. The Fund's underweighted position in Japan aided results, but underweighting Switzerland (where the financial sector was strong) and overweighting Taiwan and Korea (where technology stocks were weak) crimped performance. Within the telecom, media, and technology sectors, however, your Fund's stocks outperformed those of the index.


                                    [GRAPH]

                      International        International
                      Opportunities        Opportunities
                       Benchmark(1)            Fund

        4/30/96         $10,000              $10,000
        5/31/96           9,818               10,024
        6/30/96           9,876               10,129
        7/31/96           9,590                9,820
        8/31/96           9,613                9,971
        9/30/96           9,870               10,191
       10/31/96           9,771               10,150
       11/30/96          10,162               10,609
       12/31/96          10,034               10,672
        1/31/97           9,685               10,544
        2/28/97           9,846               10,672
        3/31/97           9,884               10,659
        4/30/97           9,939               10,701
        5/31/97          10,588               11,332
        6/30/97          11,174               11,796
        7/31/97          11,357               12,113
        8/31/97          10,511               10,992
        9/30/97          11,102               11,719
       10/31/97          10,252               10,863
       11/30/97          10,149               10,859
       12/31/97          10,240               10,880
        1/31/98          10,711               11,254
        2/28/98          11,401               11,932
        3/31/98          11,755               12,346
        4/30/98          11,850               12,435
        5/31/98          11,795               12,391
        6/30/98          11,887               12,416
        7/31/98          12,011               12,560
        8/31/98          10,525               10,980
        9/30/98          10,205               10,715
       10/31/98          11,272               11,681
       11/30/98          11,852               12,199
       12/31/98          12,323               12,612
        1/31/99          12,309               12,484
        2/28/99          12,034               12,268
        3/31/99          12,615               12,769
        4/30/99          13,246               13,241
        5/31/99          12,623               12,623
        6/30/99          13,204               13,113
        7/31/99          13,514               13,359
        8/31/99          13,561               13,495
        9/30/99          13,653               13,582
       10/31/99          14,161               14,039
       11/30/99          14,728               15,022
       12/31/99          16,133               16,901
        1/31/00          15,257               15,834
        2/29/00          15,669               16,712
        3/31/00          16,258               16,885
        4/30/00          15,351               15,946
        5/31/00          14,958               15,446
        6/30/00          15,595               16,251
        7/31/00          14,979               15,693
        8/31/00          15,165               16,034
        9/30/00          14,323               15,020
       10/31/00          13,868               14,414
       11/30/00          13,245               13,656
       12/31/00          13,698               14,136



Top Ten Holdings (as of December 31, 2000)
-----------------------------------------------------------------------------

                                               % of           six months ago
                                           investments       % of investments

GlaxoSmithKline plc                            2.6%                N/A
Royal Bank of Scotland Group                   2.3%                N/A
Nokia Oyj                                      2.2%               1.9%
Vodafone AirTouch plc                          1.9%                N/A
Total Fina SA                                  1.8%                N/A
Shell Transport & Trading Co. plc              1.8%               1.2%
ING Groep NV                                   1.6%               1.0%
Reed International plc                         1.5%               0.7%
Vivendi Universal SA                           N/A                 N/A
Granada Compass plc                            1.5%                N/A


Average Annual Total Returns*
-----------------------------------------------------------------------------

                     Intl. Opportunities    Intl. Opportunities    MorningStar
                             Fund               Benchmark(1)       Peer Group+
                          -----------           ------------       -----------
1 Year                      -16.36%               -15.09%            -15.51%
3 Years                       9.12                 10.18              10.19
Since Inception (5/1/96)      7.70                  6.98                N/A


Top Ten Countries (as of December 31, 2000)
-----------------------------------------------------------------------------

                               % of                                    % of
                           investments                             investments

Japan                         17.0%          Switzerland               3.3%
France                        10.6%          Sweden                    3.1%
Netherlands                    5.5%          Spain                     2.7%
Italy                          4.4%          Hong Kong                 2.4%
Germany                        3.4%          Finland                   2.1%

(1)The International Opportunities Benchmark represents the MSCI EAFE from may 1996 to December 1998 and the MSCI All Country World Free Ex. US from January 1999 to present.

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Foreign Stock, Large Cap investment category.

                                                   Inception: August 31, 1999

 International Equity Fund
 Goldman Sachs Asset Management                           Maeda/Noble/Orchard

 During the one-year reporting period the International Equity Fund generated a total cumulative return of -14.37% at net asset value versus the -13.96% total cumulative return of the Fund's benchmark, the MSCI EAFE Index. As these returns indicate, it has been an extremely challenging period in the financial markets. During the period we strategically moved to reduce the size of our sector positions (overweight or underweight) in response to high market volatility and intra-market rotation. We have focused instead on our key strength, bottom-up stock selection.
 Very few equity markets posted positive returns during the year. From a country standpoint the Fund's strongest absolute returns came from Sweden and Switzerland, while our stocks originating from Japan and The Netherlands generated weak performance. On a sector basis, our Consumer Staples and Utilities stocks enhanced returns, while our Telecom Services, Information Technology and Industrial stocks produced poor results. In terms of individual stocks, Epcos (0.0% of the total Fund at 12/31/00), Reuters Group (0.6%) and Unilever (1.6%) were examples of stocks that enhanced performance. Conversely, Advantest (0.2%), Rohm Co. (0.6%), TDK Corp. (0.0%) and United Pan-Europe Communications (0.3%) all produced disappointing results.





                                [GRAPH]

                     International        MSCI EAFE
                      Equity Fund           Index

        8/31/99        $10,000             $10,000
        9/30/99          9,936              10,103
       10/31/99         10,308              10,484
       11/30/99         11,104              10,851
       12/31/99         12,149              11,826
        1/31/00         11,524              11,077
        2/29/00         12,106              11,377
        3/31/00         12,440              11,820
        4/30/00         11,838              11,201
        5/31/00         11,567              10,930
        6/30/00         11,852              11,359
        7/31/00         11,411              10,886
        8/31/00         11,366              10,983
        9/30/00         10,814              10,450
       10/31/00         10,580              10,205
       11/30/00         10,129               9,825
       12/31/00         10,403              10,177

Top Ten Holdings (as of December 31, 2000)
--------------------------------------------------------------------------
                                                % of       six months ago
                                            investments   % of investments
Vodafone AirTouch plc                           2.5%            1.4%
GlaxoSmithKline plc                             2.1%            N/A
Nokia Oyj                                       2.0%            2.5%
Nestle SA                                       1.9%            0.6%
Royal Dutch Petroleum Co.                       1.7%            N/A
ING Groep NV                                    1.7%            0.8%
BP Amoco plc                                    1.6%            1.1%
Unilever plc                                    1.5%            0.4%
Telefonaktiebolaget LM Ericsson AB              N/A             N/A
Roche Holding AG                                1.4%            0.9%

Average Annual Total Returns*
---------------------------------------------------------------------------
                         International     MSCI EAFE       MorningStar
                          Equity Fund        Index         Peer Group+
                         -------------    ------------     -----------
1 Year                      -14.37%          -13.95%         -15.51%
Since inception (8/31/99)     3.01             1.32            N/A

Top Ten Countries (as of December 31, 2000)
---------------------------------------------------------------------------
                          % of                                   % of
                       investments                           investments
United Kingdom            20.0%            Sweden                4.7%
France                    10.1%            Italy                 2.7%
Netherlands                7.3%            Finland               2.6%
Switzerland                6.6%            Australia             2.4%
Germany                    6.0%            Spain                 2.3%

* Total returns are for the period ended December 31, 2000, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Foreign Stock with Large Cap investment category.

                                                        Inception: May 1, 1998

 Emerging Markets Equity Fund
 MSDW INV. MGMT., INC.                                      Meyer/Ramachandran


 The Fund declined 20.41% during the quarter versus a decline of 13.32% for the MSCI EMF Index. Underperformance was attributable to both stock selection and country allocation. Stock selection in Mexico, South Korea, India, Israel, and Turkey detracted from relative performance. Our overweight stance in South Korea (index return, -27.1%), Russia (-32.2%) and our underweight positions in Chile (-3.9%), Malaysia (-3.1%) and South Africa (+4.5%) detracted from performance. Our underweight position in Taiwan (-26.2%) contributed positively to relative performance.
 In the near term, the emerging markets continue to suffer from fears of a significant global economic slowdown and incredibly high levels of global market volatility. However, we continue to be encouraged by trends in economic recovery, greater fiscal discipline, and improved privatization prospects. We are overweight Brazil and market weight Mexico, as we believe equities in these markets shall fare well in the near term given a more benign global backdrop and a supportive macroeconomic environment. We are currently underweight the Latin American region as a whole due to underweights in the smaller markets. We expect to maintain our underweight in Asia in the near term. Within Asia, our largest overweight is in South Korea, which we believe shall benefit in the longer term restructuring of its corporate and banking sectors. We are underweight Emerging Europe, the Middle East and Africa, with various overweight and underweight positions within the region. Our largest overweight there is in Israel, where exporters of technology-related products and services remain extremely competitive, possess excellent management and are global leaders in their respective areas. We have a significant underweight stance in Greek equities as we believe the market remains expensive vis-a-vis other emerging markets. We expect to maintain our underweight stance in South Africa, as we believe equities are likely to be negatively affected in the near term by a downturn in the commodity cycle.


                                    [GRAPH]

                              Emerging Markets    MSCI Emerging
                                 Equity Fund    Markets Free Index

        4/30/98                    $10,000           $10,000
        5/31/98                      8,688             8,630
        6/30/98                      7,960             7,725
        7/31/98                      8,533             7,970
        8/31/98                      5,845             5,666
        9/30/98                      6,556             6,025
       10/31/98                      7,081             6,659
       11/30/98                      7,668             7,213
       12/31/98                      7,113             7,109
        1/31/99                      6,934             6,994
        2/28/99                      6,732             7,062
        3/31/99                      7,578             7,993
        4/30/99                      8,290             8,982
        5/31/99                      7,990             8,929
        6/30/99                      9,228             9,943
        7/31/99                      8,932             9,672
        8/31/99                      8,752             9,760
        9/30/99                      8,575             9,431
       10/31/99                      9,056             9,631
       11/30/99                     10,560            10,495
       12/31/99                     12,901            11,830
        1/31/00                     12,556            11,901
        2/29/00                     13,603            12,058
        3/31/00                     13,830            12,118
        4/30/00                     12,048            10,969
        5/31/00                     11,235            10,516
        6/30/00                     12,012            10,886
        7/31/00                     11,066            10,326
        8/31/00                     11,162            10,377
        9/30/00                      9,707             9,471
       10/31/00                      8,762             8,784
       11/30/00                      7,692             8,017
       12/31/00                      7,726             8,210

Top Ten Holdings (as of December 31, 2000)
--------------------------------------------------------------------------
                                                % of       six months ago
                                            investments   % of investments
Samsung Electronics                             5.5%            7.4%
Telefonos de Mexico SA                          4.3%            4.1%
Korea Telecom Corp.                             3.5%            2.0%
ECI Telecommunications, Ltd.                    3.4%            1.4%
China Telecom (Hong Kong), Ltd.                 3.2%            1.8%
SK Telecom Co., Ltd.                            3.0%            5.0%
Check Point Software Technologies, Ltd.         2.0%            0.6%
Infosys Technologies, Ltd.                      2.0%            2.6%
Teva Pharmaceutical Industries, Ltd.            1.9%            N/A
Petroleo Brasileiro SA                          1.4%            0.3%

Average Annual Total Returns*
---------------------------------------------------------------------------
                        Emerging Markets MSCI Emerging MorningStar Equity Fund(1) Markets Free Index Peer Group+
                      --------------------  ------------------  -----------
1 Year                       -40.11%            -30.61%           -31.75%
Since Inception
(5/1/98)                      -9.21              -7.14              N/A

Top Ten Countries (as of December 31, 2000)
---------------------------------------------------------------------------
                          % of                                   % of
                       investments                           investments
South Korea               15.3%        Hong Kong                 6.7%
Israel                    11.6%        South Africa              4.8%
Mexico                    11.1%        Soviet Union              2.7%
Taiwan                     9.3%        Turkey                    2.3%
India                      7.2%        Poland                    1.9%

(1) Returns reflect extra-ordinary capital contribution of $445,000 in June 1999

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. International investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Diversified Emerging Markets investment category.

                                                       Inception: May 16, 1988

 Real Estate Equity Fund
 Independence Investment Associates, Inc.                J. DeSantis/T. Spicer
 MSDW Inv. Mgmt., Inc.                                      T. Bigman/D. Funke

Effective June 30, the Fund was modified to a multi-managed investment approach.
 The Real Estate Equity Fund is multi-manager fund with two sub-advisers each of which employs its own independent investment approach in managing its portion of the Fund. The two managers employ a distinct and complementary investment strategy. The multi-manager seeks to produce more consistent investment returns over market cycles and to reduce the risk of any one manager or strategy being out of favor in certain market environments.
 IIA selects real estate stocks using a combination of bottom-up fundamental equity research and quantitative tools. Real estate stocks are purchased that are undervalued relative to the stock's history and have improving earnings growth prospects.
 Morgan Stanley Dean Witter (MSDW) uses a combination of top down market analysis to identify undervalued real estate property sectors and geographic regions and fundamental, bottom-up equity and real estate research to select stocks that attractively priced relative to the underlying real estate value.
 As of December 31, 2000, IIA managed approximately 49% and MSDW managed approximately 51% of the Fund's assets. In the fourth quarter of 2000, the Fund returned 4.95% versus 4.61% for the Wilshire Real Estate Securities Index.
Independence Investment Associates, Inc.
 To say the least, the year 2000 was a rewarding year for real estate investors with the sector substantially outperforming the broad market and returns exceeding 30%. The year began with an extension of the 1999 market in which large cap, growth stocks continued to outperform value stocks by historical proportions. Returns were dominated by technology and telecommunications stocks while other sectors lagged significantly. In March, however, this trend finally reversed as technology and telecommunications names began to falter based on their inability to meet the inflated expectations supporting valuation extremes. At the same time, many of the recently under-appreciated and under-valued sectors, including REITs and utilities, began to lead the market as the predictability of earnings growth began to once again matter to investors. This was evident as REIT mutual funds saw net inflows of $528 million for the year.
 From a fundamental standpoint, real estate markets should remain healthy going forward. These securities have solid and highly predictable earnings and cash flow prospects. Their valuations relative to this growth are fair to attractive. The sector has high current dividend yields and there are expectations of rising payout announcements. Real estate supply and demand will remain in approximate equilibrium and rent growth should continue to outpace inflation. Additionally, REIT management's are committed to maintaining conservative balance sheets with a continued focus on capital recycling. With these characteristics in place, we believe REIT's will be a sound investment into next year.
 It was a difficult, emotional year for the stock market, yet we were pleased to deliver a competitive return on your portfolio. These results were achieved by sticking to our philosophy that cheap stocks with improving fundamentals are attractive. We feel confident that with our unique blend of strong fundamental research, a disciplined investment philosophy and process, and strong risk control position us well to have another successful year in 2001. MSDW Inv. Mgmt., Inc.
 Modest outperformance resulted primarily from top-down sector allocation and to a lesser degree by outperformance from stock selection. An overweight to the manufactured home community sector--the top performer for the month--and an underweight to the mixed office and industrial sector provided a positive impact on performance. An overweight to owners of office space, an underperforming sector, and an underweight to hotels, an outperforming sector, detracted from performance. Bottom-up outperformance was strongest in the lodging sector and in the multifamily sector. Bottom-up underperformance in the office sector was a result of weaker performance from the companies with concentrations on the West Coast and in markets with tech-led demand.
 The top-down weightings in the Fund remain similar to last quarter with a modest shift to a more defensive stance within the sector weightings. We increased our overweighting to central business district and coastal office markets as a large gap exists between lease rates and current market rents and vacancy rates remain below equilibrium. We also added to the defensive apartment and self storage sectors. We reduced our retail weighting to reflect the continuation of oversupply and retailer problems.
 We believe the outlook for the REIT market continues to be favorable. Given the declining levels of construction versus total supply outstanding and low vacancy rates, we believe the real estate market is prepared for a slowdown in the economy. Based on the current discount to its underlying property value of 7.5% and the sector's defensive characteristics we believe the sector should be able to produce its historical average returns, which investors may find attractive given the recent volatility in the equity markets.

                                                      Inception: May 16, 1988

 Real Estate Equity Fund
 Independence Investment Associates, Inc.               J. DeSantis/T. Spicer
 MSDW Inv. Mgmt., Inc.                                     T. Bigman/D. Funke


                                    [GRAPH]

                              Wilshire                                Wilshire
            Real Estate     Real Estate             Real Estate     Real Estate
            Equity Fund        Index                Equity Fund        Index

12/31/90      $10,000        $10,000     1/31/96      $21,232        $17,391
 1/31/91       11,297         10,973     2/29/96       21,455         17,735
 2/28/91       11,644         11,618     3/29/96       21,648         17,879
 3/28/91       12,582         12,653     4/30/96       21,575         17,959
 4/30/91       12,612         12,551     5/31/96       21,976         18,360
 5/31/91       12,972         12,745     6/28/96       22,434         18,727
 6/28/91       12,517         12,117     7/31/96       22,364         18,560
 7/31/91       12,507         12,066     8/30/96       23,307         19,349
 8/30/91       12,556         11,920     9/30/96       23,951         19,833
 9/30/91       12,709         11,784    10/31/96       24,574         20,370
10/31/91       12,483         11,519    11/29/96       25,424         21,216
11/27/91       12,242         11,137    12/31/96       27,928         23,480
12/31/91       13,351         12,003     1/31/97       28,235         23,815
 1/31/92       13,882         12,569     2/28/97       28,212         23,830
 2/28/92       13,732         12,535     3/31/97       28,051         23,911
 3/31/92       13,690         12,264     4/30/97       27,206         23,138
 4/30/92       13,508         12,060     5/30/97       28,058         23,828
 5/29/92       13,902         12,108     6/30/97       29,497         25,010
 6/30/92       13,551         11,744     7/31/97       30,290         25,832
 7/31/92       13,950         11,787     8/29/97       30,098         25,641
 8/31/92       13,992         11,609     9/30/97       32,714         28,170
 9/30/92       14,338         12,051    10/31/97       31,535         26,972
10/30/92       14,594         12,180    11/28/97       31,937         27,514
11/30/92       14,766         12,284    12/31/97       32,738         28,128
12/31/92       15,489         12,886     1/31/98       31,808         27,731
 1/29/93       16,687         13,782     2/27/98       31,245         27,377
 2/26/93       17,422         14,449     3/31/98       32,032         27,916
 3/31/93       18,644         15,418     4/30/98       31,031         27,036
 4/30/93       17,618         14,544     5/29/98       30,816         26,777
 5/28/93       17,334         14,316     6/30/98       30,718         26,635
 6/30/93       17,686         14,691     7/31/98       28,640         24,781
 7/30/93       17,926         14,989     8/31/98       26,056         22,206
 8/31/93       18,045         15,301     9/30/98       27,852         23,450
 9/30/93       19,100         15,997    10/30/98       27,157         23,129
10/29/93       18,744         15,546    11/30/98       27,542         23,564
11/30/93       17,937         14,868    12/31/98       27,269         23,227
12/31/93       18,167         14,850     1/29/99       26,522         22,723
 1/31/94       18,598         15,296     2/26/99       25,874         22,543
 2/28/94       19,368         15,921     3/31/99       25,744         22,421
 3/31/94       18,787         15,184     4/30/99       28,471         24,811
 4/29/94       18,911         15,354     5/28/99       29,218         25,231
 5/31/94       19,294         15,674     6/30/99       28,910         24,802
 6/30/94       18,784         15,365     7/30/99       27,946         23,852
 7/29/94       18,677         15,400     8/31/99       27,819         23,494
 8/31/94       18,703         15,390     9/30/99       26,495         22,435
 9/30/94       18,598         15,133    10/29/99       25,940         22,017
10/31/94       17,801         14,579    11/30/99       25,735         21,672
11/30/94       17,200         14,009    12/31/99       26,809         22,486
12/30/94       18,687         15,094     1/31/00       26,846         22,579
 1/31/95       18,042         14,607     2/29/00       26,274         22,147
 2/28/95       18,421         15,064     3/31/00       27,683         23,117
 3/31/95       18,471         15,151     4/28/00       29,309         24,766
 4/28/95       18,235         15,042     5/31/00       29,708         25,063
 5/31/95       19,010         15,540     6/30/00       30,474         25,908
 6/30/95       19,312         15,811     7/31/00       33,484         28,234
 7/31/95       19,677         16,065     8/31/00       32,388         27,218
 8/31/95       19,813         16,261     9/29/00       33,806         28,102
 9/29/95       20,286         16,560    10/31/00       32,329         26,883
10/31/95       19,603         16,047    11/30/00       33,026         27,487
11/30/95       19,683         16,214    12/31/00       35,465         29,398
12/31/95       20,988         17,154


Top Ten Holdings (as of December 31, 2000)
---------------------------------------------------------------------------
                                            % of          six months ago
                                         investments     % of investments
Equity Office Properties Trust              5.0%               4.1%
Avalonbay Communities, Inc.                 4.4%               4.2%
Equity Residential Properties Trust         4.3%               4.3%
Boston Properties, Inc.                     4.2%               N/A
CarrAmerica Realty Corp.                    4.0%               2.1%
Spieker Properties, Inc.                    3.6%               3.9%
Simon Property Group, Inc.                  3.5%               2.3%
Public Storage, Inc.                        3.3%               2.1%
Archstone Communities Trust                 N/A                N/A
Prologis Trust                              3.2%               1.8%

Average Annual Total Returns*
---------------------------------------------------------------------------
                    Real Estate     Wilshire Real      MorningStar
                    Equity Fund     Estate Index       Peer Group+
                  ---------------   -------------      -----------
  1 Year               31.29%          30.74%             27.22%
 3 Years                2.70            1.48               2.00
 5 Years               11.06           11.38              10.92
10 Years               13.50           10.82              12.31

Top Industries (as of December 31, 2000)
---------------------------------------------------------------------------
                                                           % of
                                                        investments
Real Estate Investment Trust                              95.9%
Real Estate Development                                    2.6%
Real Estate Operations                                     1.5%

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. Sector investing entails special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e.
  investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a Speciality Real Estate investment category.

                                                     Inception: March 29, 1986

 Managed Fund
 Independence Investment Associates, Inc.                   J. Forrelli/J. Leu
 Capital Guardian Trust Company                                Management Team

Effective November 1, the Fund was modified to a multi-managed investment approach.
 The Managed Fund is a multi-manager fund with two sub-advisers, each of which employs its own investment approach and independently manages its portion of the Fund. The two managers employ a distinct and complementary investment strategy. The multi-manager approach seeks to produce more consistent investment returns over market cycles and to reduce the risk of any one manager or strategy being out of favor in certain market environments.
 Independence has a normal target mix of 60% stocks and 40% bonds and selects stocks and bonds using a combination of fundamental equity research and quantitative tools Capital Guardian has a normal target of 70% stocks and 30% bonds and selects stocks and bonds using a fundamental, research-driven approach. Capital Guardian also employs a multiple-manager approach by which each portfolio manager and the research analysts as a group each manage a separate portion of the portfolio to capture the highest conviction ideas of the investment team.
 As of December 31, 2000, IIA managed approximately 84% and Capital Guardian managed approximately 16% of the Fund's assets. The Fund returned 0.03% compared to -0.99% for the benchmark.

Independence Investment Associates, Inc.
 We are pleased to report that your portfolio ended a difficult and volatile year ahead of its benchmark.
 We were able to add value above the S&P 500 through solid stock selection during the fourth quarter. Health care names such as Bristol Myers and Merck were especially strong, due to their consistent and reliable earnings growth. Financial stocks also performed well, driven higher by the sentiment that the Fed will soon begin to cut interest rates. Finally, many retailers, such as TJX and Kohls, came back strong in the fourth quarter.
 The domestic fixed income portion of your portfolio outperformed the Lehman Aggregate index during the quarter due to its overweight in agency bonds as spreads tightened. The domestic fixed income portion benefited from its overweight in finance, which was the stronger-performing corporate sector. Your bond portfolio's international bond exposure was raised to 20% during the quarter. The exposure to international bonds also had a positive impact on your portfolio's performance.
 The pressure on US corporate profits will continue into 2001. We project flat corporate earnings in 2001, followed by a rebound in 2002. We expect US GDP to increase 2% in 2001 after roaring ahead by 5% in 2000. A better environment will unfold later in 2001 as central banks led by the US Fed begin to ease and investors look past the slowdown. We also remain constructive on the fixed income markets. Shorter-term interest rates should decline further as the economy continues to moderate. Looking forward, corporate bonds will be helped by a more accommodative Fed and a steepening yield curve. Deteriorating fundamentals in the short term will make issue and sector selection critical.

Capital Guardian Trust Company
 Overweighting stocks versus bonds hindered returns in the fourth quarter. Within U.S. equities, owning significantly less in technology-related stocks than the index was beneficial to returns. Holding several software stocks that bucked the downward trend also helped. Over the quarter we reduced our exposure to the communications services and equipment areas and increased our exposure to food, beverage, drug, and semi-conductor-related companies.
 Within the fixed-income Fund returns within sectors were good, though our sector mix worked against us. Our overweight position in corporate securities hindered relative returns. Duration was kept close to neutral, though more importantly, we increased our exposure to the intermediate part of the yield curve, which was helpful.
 We are continuing to shift assets away from fixed income and toward U.S. equities. Stock prices and interest rates have both declined significantly, bringing equity valuations back to reasonable levels. From a bottom-up view, our U.S. equity analysts are finding attractive opportunities. While we are optimistic about equities in general, we continue to have concerns in the technology, media, and telecommunications area, and another downturn would not surprise us. Earnings estimates for these companies might be lowered further, given the cooler economic environment.
 Bonds, on the other hand, have rallied and real yields have dropped from near the top of their traditional range to near the bottom. While we were early in shifting away from bonds, we believe the market has now fully priced in a major economic slowdown. Within our bond Funds we have an emphasis on corporate securities. While government bonds have led the rally, spreads to corporate securities are as wide or wider than in the early 1990s and have much room for improvement.

                                                     Inception: March 29, 1986

 Managed Fund
 Independence Investment Associates, Inc.                    J. Forelli/J. Leu
 Capital Guardian Trust Company                                Management Team




                              [GRAPH]
                    Managed Fund    Managed Benchmark(1)
       12/31/90         $10,000          $10,000
       01/31/91          10,282           10,277
       02/28/91          10,683           10,689
       03/28/91          10,836           10,854
       04/30/91          10,889           10,931
       05/31/91          11,166           11,191
       06/28/91          10,876           10,929
       07/31/91          11,134           11,254
       08/30/91          11,400           11,515
       09/30/91          11,433           11,540
       10/31/91          11,576           11,668
       11/27/91          11,420           11,491
       12/31/91          12,198           12,341
       01/31/92          12,009           12,135
       02/28/92          12,093           12,244
       03/31/92          11,938           12,090
       04/30/92          12,190           12,303
       05/29/92          12,364           12,455
       06/30/92          12,401           12,457
       07/31/92          12,746           12,866
       08/31/92          12,649           12,794
       09/30/92          12,808           12,956
       10/30/92          12,688           12,879
       11/30/92          12,941           13,090
       12/31/92          13,139           13,289
       01/29/93          13,307           13,483
       02/26/93          13,509           13,715
       03/31/93          13,753           13,887
       04/30/93          13,548           13,770
       05/28/93          13,751           13,953
       06/30/93          13,957           14,135
       07/30/93          13,941           14,146
       08/31/93          14,413           14,579
       09/30/93          14,469           14,551
       10/29/93          14,636           14,729
       11/30/93          14,497           14,575
       12/31/93          14,663           14,696
       01/31/94          15,006           15,052
       02/28/94          14,608           14,685
       03/31/94          14,180           14,185
       04/29/94          14,253           14,219
       05/31/94          14,255           14,322
       06/30/94          14,113           14,129
       07/29/94          14,431           14,504
       08/31/94          14,655           14,803
       09/30/94          14,346           14,513
       10/31/94          14,409           14,671
       11/30/94          14,186           14,388
       12/30/94          14,336           14,541
       01/31/95          14,605           14,869
       02/28/95          15,043           15,330
       03/31/95          15,239           15,609
       04/28/95          15,578           15,945
       05/31/95          16,175           16,594
       06/30/95          16,412           16,856
       07/31/95          16,673           17,104
       08/31/95          16,873           17,237
       09/29/95          17,373           17,687
       10/31/95          17,407           17,786
       11/30/95          17,966           18,323
       12/29/95          18,220           18,627
       01/31/96          18,501           19,005
       02/29/96          18,424           18,895
       03/29/96          18,445           18,907
       04/30/96          18,482           18,980
       05/31/96          18,704           19,208
       06/28/96          18,882           19,377
       07/31/96          18,468           18,968
       08/30/96          18,626           19,146
       09/30/96          19,211           19,855
       10/31/96          19,679           20,359
       11/29/96          20,434           21,320
       12/31/96          20,173           20,992
       01/31/97          20,651           21,655
       02/28/97          20,722           21,766
       03/31/97          20,239           21,182
       04/30/97          20,787           21,970
       05/30/97          21,389           22,748
       06/30/97          21,969           23,392
       07/31/97          23,211           24,678
       08/29/97          22,554           23,854
       09/30/97          23,311           24,694
       10/31/97          23,079           24,479
       11/28/97          23,632           25,110
       12/31/97          23,949           25,457
       01/31/98          24,214           25,770
       02/27/98          25,313           26,865
       03/31/98          26,249           27,725
       04/30/98          26,427           27,947
       05/29/98          26,341           27,765
       06/30/98          27,082           28,537
       07/31/98          26,802           28,377
       08/31/98          24,292           26,101
       09/30/98          25,127           27,349
       10/30/98          26,464           28,626
       11/30/98          27,569           29,731
       12/31/98          28,838           30,796
       01/29/99          29,276           31,655
       02/26/99          28,479           30,844
       03/31/99          29,086           31,653
       04/30/99          29,923           32,428
       05/28/99          29,450           31,854
       06/30/99          30,496           32,873
       07/30/99          29,856           32,203
       08/31/99          29,669           32,100
       09/30/99          29,293           31,721
       10/29/99          30,426           32,971
       11/30/99          30,621           33,373
       12/31/99          31,463           34,488
       01/31/00          30,286           33,401
       02/29/00          29,874           33,184
       03/31/00          32,026           35,308
       04/28/00          31,551           34,630
       05/31/00          31,278           34,197
       06/30/00          31,845           34,987
       07/31/00          31,673           34,788
       08/31/00          33,123           36,287
       09/29/00          32,100           35,227
       10/31/00          32,267           35,231
       11/30/00          30,904           33,797
       12/31/00          31,471           34,149

Top Ten Holdings (as of December 31, 2000)
---------------------------------------------------------------------------
                                            % of          six months ago
                                         investments     % of investments
Federal National Mortgage Assoc.             2.7%              11.1%
U.S. Treasury                                2.2%               3.1%
Pfizer, Inc.                                 1.8%               0.5%
General Electric Co.                         1.6%               3.1%
Citigroup, Inc.                              1.6%               2.2%
Government National Mortgage Assoc.          1.4%               3.4%
Republic of Italy                            1.4%               1.2%
Bank of America Corp.                        1.4%               N/A
Exxon Mobil Corp.                            N/A                1.0%
Cisco Systems, Inc.                          1.2%               2.6%

Average Annual Total Returns*
---------------------------------------------------------------------------
                      Managed        Managed           MorningStar
                       Fund        Benchmark (1)       Peer Group+
                      -------      -------------       -----------
  1 Year               0.03%          -0.99%               2.10%
 3 Years               9.53           10.28                8.39
 5 Years              11.55           12.89               11.47
10 Years              12.15           12.41               12.21

Top Ten Sectors (as of December 31, 2000)
---------------------------------------------------------------------------
                       % of                                % of
                    investments                         investments
Financial              23.7%        Consumer Cyclical       5.3%
Governmental           22.7%        Retail                  4.1%
Technology             13.0%        Energy                  4.0%
Health Care            11.0%        Utility                 3.9%
Capital Equipment       7.3%        Consumer Staple         2.8%

(1) The Managed Benchmark represents 50% S&P 500/50% Lehman Brothers Government/Corporate Bond from April 1986 to December 1997 then 60% S&P 500/40% Lehman Brothers Government/Corporate Bond from 1998 to April 1998 and now 60% S&P 500/40% Lehman Brothers Aggregate Bond from May 1998 to present.

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Domestic Hybrid investment category.

                                                    Inception: August 31, 1999

 Aggressive Balanced Fund
 Independence Investment Associates, Inc.                    J. Forelli/J. Leu

 Your Fund returned -1.53% compared to -4.07% for your benchmark, outperforming by over 2.5%. The importance of diversification between fixed income and equities, stock selection, risk control, and the benefits of a strong fundamental research team are highlighted during this past year of tremendous uncertainty and unprecedented volatility.
 We were able to add value above the S&P 500 through solid stock selection. During the quarter, health care stocks were especially strong, due to their consistent and reliable earnings growth. Financial stocks such also performed well, driven higher by the sentiment that the Fed will soon begin to cut interest rates. Finally, we also helped the Fund's performance by avoiding very expensive technology stocks.
 The domestic fixed income portion of your Fund matched the Lehman Aggregate index during the quarter. An overweight in agency bonds helped the Fund as spreads tightened and an overweight in the financial and energy sectors also added to performance. However, this advantage was offset by an overweight in BBB securities and the Fund's bar belled structure.
 The pressure on US corporate profits will continue into 2001. We project flat corporate earnings in 2001, followed by a rebound in 2002. We expect US GDP to increase 2% in 2001 after roaring ahead by 5% in 2000. A better environment will unfold later in 2001 as central banks led by the US Fed begin to ease and investors look past the slowdown. We also remain constructive on the fixed income markets. Shorter-term interest rates should decline further as the economy continues to moderate. Looking forward, corporate bonds will be helped by a more accommodative Fed and a steepening yield curve. Deteriorating fundamentals in the short term will make issue and sector selection critical.

                                    [GRAPH]
                          Aggressive      Aggressive Balanced
                         Balanced Fund       Benchmark(1)
        8/31/99            $10,000             $10,000
        9/30/99              9,830               9,823
       10/31/99             10,274              10,298
       11/30/99             10,383              10,455
       12/17/99             10,466              10,905
        1/31/00             10,222              10,485
        2/29/00             10,011              10,367
        3/31/00             10,876              11,162
        4/30/00             10,679              10,902
        5/31/00             10,611              10,733
        6/30/00             10,782              10,988
        7/31/00             10,730              10,884
        8/31/00             11,341              11,431
        9/30/00             10,889              10,997
       10/31/00             10,984              10,980
       11/30/00             10,411              10,376
       12/31/00             10,545              10,462

Top Ten Holdings (as of December 31, 2000)
---------------------------------------------------------------------------
                                            % of          six months ago
                                         investments     % of investments
Federal National Mortgage Assoc.            10.8%              5.0%
U.S. Treasury                                9.4%              3.7%
General Electric Co.                         3.3%              1.5%
Citigroup, Inc.                              2.3%              1.6%
Pfizer, Inc.                                 2.2%              0.3%
Cisco Systems, Inc.                          2.1%              1.7%
Merck & Co., Inc.                            1.7%              0.3%
Microsoft Corp.                              1.7%              2.4%
Intel Corp.                                  1.6%              1.1%
Bank of America Corp.                        1.4%              N/A

Average Annual Total Returns*
---------------------------------------------------------------------------
                     Aggressive          Aggressive           MorningStar
                    Balanced Fund    Balanced Benchmark(1)    Peer Group+
                    -------------    ---------------------    -----------
1 Year                 -1.53%               -4.07%               2.10%
Since Inception         4.06                 3.44                 N/A
  (8/31/99)

Top Ten Sectors (as of December 31, 2000)
---------------------------------------------------------------------------
                       % of                                  % of
                    investments                           investments
Governmental           20.4%         Consumer Cyclical        5.5%
Technology             16.2%         Retail                   4.9%
Financial              15.3%         Utility                  4.9%
Health Care            11.9%         Energy                   3.2%
Capital Equipment       8.2%         Basic Material           1.7%

(1) The benchmark represents 75% S&P 500 and 25% Lehman Brothers Aggregate Bond Index.

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a Domestic Hybrid investment category.

                                                        Inception: May 1, 1996

 Global Balanced Fund (Formerly International Balanced Fund)
 Capital Guardian Trust Company                                Management Team

Effective November 1, Capital Guardian Trust Company assumed management of the Fund.
 We began the period slightly underweight equities, and we increased our equity exposure during the quarter. This was not helpful to returns. Within our equity allocation, however, our overweight position in non-U.S. large caps along with good relative returns from our U.S. large-cap Fund softened the blow. Within our U.S. equity Fund, owning significantly less than the index in technology-related stocks was helpful. On the fixed-income side, returns within sectors were good, though our emphasis on corporate securities worked against us.
 Most of our shift into equities has been the result of moving assets away from U.S. fixed income and toward U.S. large caps. Equity valuations in the U.S. have come down significantly in absolute terms as well as relative to other developed markets. At the same time, interest rates have declined more in the U.S. than in other markets, and real yields have moved from the top end of their range to the bottom. These events have brought U.S. equity valuations back to reasonable levels. From a bottom-up view, our analysts are finding attractive opportunities. Today, our U.S. large cap position is only slightly underweight, whereas it was significantly underweight earlier in the year on valuation concerns. We continue to be overweight non-U.S. large caps, U.S. small caps, and emerging markets equity, and underweight non-U.S. small caps.
 While we were early in moving away from U.S. bonds, we believe the market has now fully priced in a major economic slowdown. Non-U.S. bonds, while also underweight, appear relatively more attractive having lagged the U.S. market and due to our belief that the dollar will continue to weaken against the euro. Within our bond Funds we have an emphasis on corporate securities. While government bonds have led the rally, credit spreads have widened, leaving corporate bonds room for improvement.


                                    [GRAPH]

                     Global Balanced     Global Balanced
                           Fund       Composite Benchmark(1)

        4/30/96          $10,000             $10,000
        5/31/96            9,992               9,892
        6/30/96           10,055               9,941
        7/31/96            9,956               9,850
        8/31/96           10,007               9,899
        9/30/96           10,257              10,068
       10/31/96           10,315              10,086
       11/30/96           10,678              10,398
       12/31/96           10,673              10,280
        1/31/97           10,509               9,927
        2/28/97           10,624               9,986
        3/31/97           10,568               9,972
        4/30/97           10,507               9,943
        5/31/97           11,089              10,499
        6/30/97           11,433              10,910
        7/31/97           11,471              10,942
        8/31/97           10,986              10,437
        9/30/97           11,470              10,908
       10/31/97           11,127              10,460
       11/30/97           10,967              10,292
       12/31/97           10,955              10,321
        1/31/98           11,195              10,633
        2/28/98           11,630              11,137
        3/31/98           11,808              11,313
        4/30/98           11,952              11,458
        5/31/98           11,952              11,415
        6/30/98           11,915              11,442
        7/31/98           11,962              11,497
        8/31/98           11,270              10,654
        9/30/98           11,435              10,703
       10/31/98           12,221              11,598
       11/30/98           12,443              11,699
       12/31/98           12,925              12,315
        1/31/99           12,914              12,251
        2/28/99           12,390              11,902
        3/31/99           12,558              12,235
        4/30/99           12,778              12,572
        5/31/99           12,313              12,072
        6/30/99           12,412              12,280
        7/31/99           12,785              12,663
        8/31/99           12,772              12,718
        9/30/99           12,781              12,890
       10/31/99           12,912              13,211
       11/30/99           12,992              13,450
       12/31/99           13,289              14,251
        1/31/00           13,586              13,539
        2/29/00           12,794              13,717
        3/31/00           12,820              14,253
        4/28/00           13,195              13,557
        5/31/00           12,657              13,372
        6/30/00           12,991              13,779
        7/30/00           12,725              13,448
        8/30/00           12,892              13,699
        9/30/00           12,571              13,216
       10/30/00           12,497              13,014
       11/30/00           11,946              12,645
       12/31/00           12,353              12,949


Top Ten Holdings (as of December 31, 2000)
--------------------------------------------------------------------------
                                                % of       six months ago
                                            investments   % of investments
Netherlands Government                          9.2%            N/A
U.S. Treasury                                   8.3%            N/A
Federal Republic of Germany                     3.2%            2.0%
Federal National Mortgage Assoc.                2.5%            N/A
AstraZeneca Group plc                           2.3%            0.3%
U.K. Treasury                                   1.8%            4.4%
Nokia Oyj                                       1.7%            1.0%
Kingdom of Spain                                1.5%            N/A
Vodafone AirTouch plc                           1.5%            N/A
Asian Development Bank                          1.4%            N/A

Average Annual Total Returns*
---------------------------------------------------------------------------
                        Global Balanced    Global Balanced      MorningStar
                              Fund      Composite Benchmark(1)  Peer Group+
                        --------------  ----------------------  -----------
1 Year                       -9.08%             -9.14%             -6.85%
3 Years                       4.08               7.85               5.80
Since inception (5/1/96)      4.63               5.69                N/A

Top Ten Countries (as of December 31, 2000)
---------------------------------------------------------------------------
                          % of                                   % of
                       investments                           investments
Japan                     13.8%            Canada                3.5%
France                     8.4%            Spain                 3.1%
United Kingdom             8.0%            Australia             2.0%
Germany                    4.8%            Netherlands           2.0%
Italy                      4.5%            Sweden                2.0%

(1) International Balanced Composite Index: 65% Morgan Stanley Capital International World Index Excluding US, and 35% Salomon Brothers Non-US Govt. Bond Index, unhedged, May 1996 to April 2000, 65% MSCI World/35% Salomon Brothers World Government Bond, Unhedged, May 2000 to October 2000 and 60% MSCI World/40% Salomon Brothers World Government Bond, Unhedged, November 2000 to present

    There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a 60% World Stock, Large Cap, 10% General Bond Intermediate and 30% International Bond then prior to November 2000, 65% weighting of the World Stock, Large Cap category, a 12% weighting of the General Bond Intermediate category and a 23% weighting of the International Bond category. Prior to May 2000 (concurrent with the Fund's strategy change), the peer group represents the International Hybrid investment category.

                                                        Inception: May 1, 1994

 Short-Term Bond Fund
 Independence Investment Associates, Inc.                              Jay Leu

 Interest rates across all maturities continued to fall during the quarter because of evidence of a sharper economic slowdown and equity market jitters. The yield curve continued to "disinvert" with short and intermediate rates falling more than longer term rates on expectations that the Federal Reserve will need to aggressively lower interest rates. The Fund benefited from investing in shorter maturity securities whose yields fell the farthest in the fourth quarter.
 Investment grade corporate bonds underperformed Treasury securities in the fourth quarter. Corporate bonds have been impacted by deteriorating fundamentals as the economy's growth rate slowed significantly. Corporate bonds have been helped by the steepening or "disinverting" of the yield curve as well as by the Federal Reserve's move to an accommodative stance. Corporate bond performance has varied significantly by industry and issuer, though. Within the corporate bond market, the finance sector led the way followed by the utilities and then industrials.
 The Short-Term Bond Fund outperformed its benchmark for the quarter despite the difficult environment for corporate bonds. The Fund continues to benefit from a yield advantage provided by an overweight in corporate and asset-backed securities relative to the benchmark. The Fund also benefited from its overweight in asset-backed securities that outperformed corporate bonds. Our individual securities held in the Fund outperformed relative to the average corporate bond in the benchmark. Strong performers included: Gulf Canada, BankBoston, Donaldson, Lufkin, and Jenrette, Philip Morris, and FNMA.
 Looking forward, corporate bonds will be helped by attractive valuations, a more accommodative Federal Reserve, and a steepening yield curve. Deteriorating fundamentals in the short term will make issue and sector selection critical. We believe short maturity corporate bonds and asset-backed securities are attractively priced relative to Treasury securities and we will continue to overweight them.

                       [GRAPH]

                    Short-Term       Short-Term
                 Bond Benchmark(1)   Bond Fund

        4/30/94       $10,000         $10,000
        5/31/94        10,013           9,999
        6/30/94        10,032          10,010
        7/31/94        10,137          10,109
        8/31/94        10,171          10,130
        9/30/94        10,117          10,075
       10/31/94        10,129          10,078
       11/30/94        10,074          10,032
       12/31/94        10,102          10,033
        1/31/95        10,258          10,172
        2/28/95        10,431          10,324
        3/31/95        10,489          10,367
        4/30/95        10,597          10,462
        5/31/95        10,844          10,694
        6/30/95        10,908          10,769
        7/31/95        10,935          10,780
        8/31/95        11,011          10,844
        9/30/95        11,072          10,892
       10/31/95        11,181          10,996
       11/30/95        11,300          11,098
       12/31/95        11,400          11,187
        1/31/96        11,502          11,273
        2/29/96        11,420          11,183
        3/31/96        11,385          11,143
        4/30/96        11,374          11,124
        5/31/96        11,381          11,123
        6/30/96        11,476          11,211
        7/31/96        11,516          11,238
        8/31/96        11,544          11,260
        9/30/96        11,669          11,392
       10/31/96        11,827          11,527
       11/30/96        11,940          11,607
       12/31/96        11,910          11,591
        1/31/97        11,964          11,642
        2/28/97        11,983          11,661
        3/31/97        11,954          11,631
        4/30/97        12,068          11,727
        5/31/97        12,154          11,805
        6/30/97        12,248          11,894
        7/31/97        12,426          12,058
        8/31/97        12,408          12,033
        9/30/97        12,522          12,138
       10/31/97        12,636          12,241
       11/30/97        12,663          12,247
       12/31/97        12,758          12,334
        1/31/98        12,906          12,464
        2/28/98        12,903          12,460
        3/31/98        12,952          12,503
        4/30/98        13,013          12,559
        5/31/98        13,089          12,622
        6/30/98        13,155          12,679
        7/31/98        13,216          12,737
        8/31/98        13,339          12,872
        9/30/98        13,523          13,007
       10/31/98        13,554          12,999
       11/30/98        13,591          13,019
       12/31/98        13,645          13,051
        1/31/99        13,721          13,081
        2/28/99        13,673          13,035
        3/31/99        13,781          13,105
        4/30/99        13,841          13,154
        5/31/99        13,824          13,122
        6/30/99        13,867          13,165
        7/31/99        13,896          13,192
        8/31/99        13,927          13,225
        9/30/99        14,028          13,327
       10/31/99        14,079          13,363
       11/30/99        14,120          13,412
       12/31/99        14,139          13,438
        1/31/00        14,146          13,435
        2/29/00        14,248          13,530
        3/31/00        14,318          13,598
        4/30/00        14,329          13,630
        5/31/00        14,380          13,679
        6/30/00        14,536          13,841
        7/31/00        14,629          13,928
        8/31/00        14,741          14,031
        9/30/00        14,856          14,152
       10/31/00        14,936          14,182
       11/30/00        15,081          14,330
       12/31/00        15,266          14,510


Top Ten Holdings (as of December 31, 2000)
---------------------------------------------------------------------------
                                            % of          six months ago
                                         investments     % of investments
Federal National Mortgage Assoc.            4.3%               4.0%
U.S. Treasury                               2.6%               2.7%
General Electric Capital Corp.              2.6%               N/A
Norfolk Southern Corp.                      2.4%               2.8%
Dial Corp.                                  2.4%               2.7%
BankBoston Corp.                            2.3%               2.6%
Donaldson, Lufkin & Jenrette, Inc.          1.9%               2.6%
Residential Asset Securitization Trust      1.9%               N/A
Heller Financial, Inc.                      N/A                2.1%
Cox Communications, Inc.                    1.9%               2.1%

Average Annual Total Returns*
---------------------------------------------------------------------------
                              Short-Term   Short-Term Bond      MorningStar
                              Bond Fund      Benchmark(1)       Peer Group+
                              ----------   ---------------      -----------
 1 Year                          7.98%           7.98%              7.45%
 3 Years                         5.57            6.16               5.27
 5 Years                         5.34            6.01               5.30
 Since Inception (5/1/94)        5.74            6.55               N/A

Fund Composition (as of December 31, 2000)
---------------------------------------------------------------------------

Credit Quality                      Duration
--------------                      --------
Short Term             1.61%        less than 1 Year         35.17%
AAA                   44.98%        1-3 Years                50.02%
AA                     3.11%        3-5 Years                14.81%
A                     24.32%        5-10 Years                0.00%
BBB                   22.95%        greater than 10 Years     0.00%
BB                     3.03%
Below B                0.00%
NR/NA                  0.00%

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a Short Term Bond investment category. Prior to May 1998 (concurrent with the Fund's strategy change), the peer group represents the Short Term Government Bond category.

(1) Short-Term Bond Index represents the Merrill Lynch 1 to 5 year Government Bond from May 1994 to April 1998, 65% Lehman Brothers 1 to 3 year Credit Bond. 35% Lehman Brothers 1-3 year Government Index, May 1998 to present.

                                                        Inception: May 1, 1998

 Bond Index Fund
 Mellon Bond Associates, LLP                                    Gregory Curran


 The Fund continues to meet its investment objective: to match the performance of the Lehman Brothers Government Credit Index, which includes U.S. dollar-based, fixed-coupon debt from the U.S. Government, its agencies and investment-grade corporations. Performance net of fees for the portfolio was 2.03% for December, 4.59% for the fourth quarter, 11.81% for the year. Corresponding returns for the benchmark were 1.97%, 4.37%, and 11.84%. The Fund uses a representative sample of issues selected through proprietary quantitative techniques. Selected issues have the best risk-adjusted expected return and, as a group, match the characteristics of the 4,750 issues in the Index including price sensitivity, industry, and quality exposures. An indexed portfolio typically eliminates many risks associated with active management and has lower fees and expenses.
 Recent changes in supply of debt to the investment grade fixed income markets are being reflected in the Lehman Brothers Government Credit Index, and therefore in the portfolio as well. As the Treasury Department decreases the new issuance of Treasury notes and bonds due to the budget surplus, the representation in the Index has decreased. Treasuries were 51.53% of the Index on December 31, 1999 and were only 43.58% of the Index on December 31, 2000. We expect this trend to continue. The Government Sponsored Enterprises, particularly Fannie Mae and Freddie Mac, have increased the size and liquidity of their issuance to fund their portfolio growth and as an attempt to become the replacement asset class of choice for Treasury investors. Agencies were 14.46% of the Index of the end of 1999 and were 17.62% of the Index at year end 2000. Corporates have grown from 34.02% of the Index to 38.80% because of the addition of 144A's to the Index in June and increased issuance in the Telecom sector as they funded the purchase of licenses to expand their businesses.

                                    [GRAPH]

                                        Lehman Brothers
                        Bond Index        Gov't./Corp.
                           Fund            Bond Index

        4/30/98          $10,000            $10,000
        5/31/98           10,102             10,107
        6/30/98           10,211             10,210
        7/31/98           10,220             10,218
        8/31/98           10,461             10,418
        9/30/98           10,757             10,715
       10/31/98           10,689             10,639
       11/30/98           10,703             10,703
       12/31/98           10,720             10,729
        1/31/99           10,795             10,805
        2/28/99           10,521             10,548
        3/31/99           10,584             10,601
        4/30/99           10,609             10,627
        5/31/99           10,485             10,518
        6/30/99           10,450             10,485
        7/31/99           10,420             10,456
        8/31/99           10,414             10,447
        9/30/99           10,497             10,541
       10/31/99           10,514             10,569
       11/30/99           10,513             10,562
       12/31/99           10,445             10,498
        1/31/00           10,425             10,495
        2/29/00           10,551             10,626
        3/31/00           10,713             10,779
        4/30/00           10,666             10,726
        5/31/00           10,640             10,717
        6/30/00           10,855             10,935
        7/31/00           10,956             11,051
        8/31/00           11,122             11,207
        9/30/00           11,165             11,250
       10/31/00           11,244             11,320
       11/30/00           11,445             11,514
       12/31/00           11,678             11,741

Top Ten Holdings (as of December 31, 2000)
--------------------------------------------------------------------------
                                                % of       six months ago
                                            investments   % of investments
U.S. Treasury                                   7.2%            34.6%
Federal National Mortgage Assoc.                3.1%             3.7%
Federal Home Loan Mortgage Corp.                1.7%             4.6%
Federal Home Loan Bank                          0.9%             0.5%
Ford Motor Credit Co.                           0.7%             N/A
General Motors Acceptance Corp.                 0.5%             0.6%
DaimlerChrysler NA Holding Co.                  0.5%             0.3%
Wells Fargo & Co.                               0.5%             0.3%
Lockheed Martin Corp.                           N/A              N/A
KFW International Finance                       0.5%             0.5%

Average Annual Total Returns*
---------------------------------------------------------------------------
                            Bond Index    L/B Govt./Credit    MorningStar
                               Fund          Bond Index       Peer Group+
                            ----------    ----------------    -----------
1 Year                        11.81%           11.84%           11.08%
Since Inception (5/1/98)       5.98             6.20              N/A

Fund Composition (as of December 31, 2000)
---------------------------------------------------------------------------

Credit Quality                     Duration
--------------                     --------
Short Term          1.80%              less than 1 Year          5.70%
AAA                66.80%                      1-3 Years        22.46%
AA                  6.40%                      3-5 Years        18.96%
A                  15.60%                     5-10 Years        23.77%
BBB                 9.40%          greater than 10 Years        29.16%
Below BB            0.00%
NR/NA               0.00%

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual return for all variable annuity and life sub-accounts within the MorningStar variable universe having a General Bond Intermediate High Quality investment category.

                                                     Inception: March 29, 1986

 Active Bond Fund (Formerly Sovereign Bond Fund)
 John Hancock Advisers, Inc.                                          James Ho

 During the quarter the Fund gained 3.84%, underperforming the Lehman Aggregate Index at 4.21%. YTD the Fund performed well on an absolute basis, returning 10.45%, though underperforming the index return of 11.63%. Underperformance can be attributed to the Fund's bias towards spread product, as most spread sectors underperformed Treasuries for both periods. Treasuries had their best year of performance since 1995. Our underweight position in this sector relative to the benchmark, for both the quarter and year, detracted from performance results. The Fund's overweight position in corporate bonds relative to the index detracted from performance results for both the quarter and 2000.
 With the unexpected and aggressive rate cut on January 3rd, the Fed effectively put a floor under the economy and the risk of recession is greatly reduced. Given an expected upturn in the economy later in 2001 in response to this stimulus action, we think interest rates may be close to bottom. We plan to use periods of market strength to reduce interest rate sensitivity by shortening duration. With a backdrop of a stronger economy expected, we plan to reduce our defensive stance. We'll likely reduce our Treasury holdings and asset backed securities and increase investments in the high-yield sector, which currently offers very attractive values and yields. We'll also look for attractive values among lower-rated investment grade issues. Additionally, we're likely to move away from defensive industry sectors-- such as energy, health care and utilities-in favor of more economically sensitive sectors such as autos, home building and financials. Our neutral weighting in mortgage securities is likely to remain constant, and we will emphasize prepayment-resistant securities with coupons of between 6% and 7%. Emerging markets may present opportunities, especially if the U.S. economy rebounds.


                                                      [GRAPH]

            Active Bond  Active Bond                 Active Bond  Active Bond
               Fund       Benchmark                     Fund       Benchmark

  12/31/90    $10,000       $10,000        01/31/96    $16,299       $16,061
  01/31/91     10,081        10,112        02/29/96     15,986        15,721
  02/28/91     10,204        10,199        03/31/96     15,888        15,589
  03/31/91     10,298        10,269        04/30/96     15,808        15,481
  04/30/91     10,448        10,387        05/31/96     15,804        15,455
  05/31/91     10,526        10,436        06/30/96     15,964        15,662
  06/30/91     10,534        10,425        07/31/96     16,015        15,698
  07/31/91     10,648        10,556        08/31/96     16,027        15,660
  08/31/91     10,889        10,799        09/30/96     16,317        15,939
  09/30/91     11,110        11,025        10/31/96     16,664        16,311
  10/31/91     11,219        11,123        11/30/96     16,925        16,611
  11/30/91     11,313        11,234        12/31/96     16,868        16,426
  12/31/91     11,666        11,613        01/31/97     16,931        16,446
  01/31/92     11,553        11,441        02/28/97     17,011        16,481
  02/29/92     11,583        11,501        03/31/97     16,831        16,284
  03/31/92     11,554        11,438        04/30/97     17,061        16,522
  04/30/92     11,628        11,507        05/31/97     17,253        16,676
  05/31/92     11,822        11,730        06/30/97     17,479        16,876
  06/30/92     11,976        11,902        07/31/97     18,003        17,392
  07/31/92     12,265        12,207        08/31/97     17,826        17,198
  08/31/92     12,398        12,316        09/30/97     18,115        17,468
  09/30/92     12,565        12,483        10/31/97     18,271        17,747
  10/31/92     12,412        12,292        11/30/97     18,372        17,841
  11/30/92     12,374        12,281        12/31/97     18,573        18,028
  12/31/92     12,559        12,492        01/31/98     18,828        18,283
  01/31/93     12,783        12,765        02/28/98     18,812        18,246
  02/28/93     13,049        13,030        03/31/98     18,919        18,303
  03/31/93     13,121        13,075        04/30/98     19,011        18,394
  04/30/93     13,203        13,175        05/31/98     19,180        18,591
  05/31/93     13,196        13,169        06/30/98     19,364        18,781
  06/30/93     13,467        13,468        07/31/98     19,400        18,796
  07/31/93     13,581        13,554        08/31/98     19,591        19,162
  08/31/93     13,868        13,865        09/30/98     20,040        19,710
  09/30/93     13,936        13,914        10/31/98     19,852        19,570
  10/31/93     13,951        13,971        11/30/98     20,043        19,688
  11/30/93     13,846        13,813        12/31/98     20,102        19,735
  12/31/93     13,911        13,874        01/31/99     20,287        19,875
  01/31/94     14,114        14,082        02/28/99     19,871        19,402
  02/28/94     13,855        13,775        03/31/99     20,013        19,499
  03/31/94     13,561        13,438        04/30/99     20,076        19,548
  04/30/94     13,440        13,326        05/31/99     19,859        19,346
  05/31/94     13,417        13,302        06/30/99     19,809        19,286
  06/30/94     13,404        13,271        07/31/99     19,769        19,232
  07/31/94     13,621        13,537        08/31/99     19,730        19,217
  08/31/94     13,654        13,542        09/30/99     19,906        19,390
  09/30/94     13,495        13,338        10/31/99     19,946        19,462
  10/31/94     13,473        13,323        11/30/99     20,016        19,460
  11/30/94     13,448        13,299        12/31/99     19,913        19,366
  12/31/94     13,554        13,387        01/31/00     19,830        19,302
  01/31/95     13,812        13,644        02/29/00     20,053        19,536
  02/28/95     14,143        13,960        03/31/00     20,256        19,794
  03/31/95     14,253        14,054        04/30/00     20,178        19,736
  04/30/95     14,459        14,249        05/31/00     20,160        19,727
  05/31/95     15,081        14,846        06/30/00     20,583        20,137
  06/30/95     15,211        14,965        07/31/00     20,748        20,320
  07/31/95     15,145        14,907        08/31/00     21,062        20,615
  08/31/95     15,320        15,098        09/30/00     21,181        20,745
  09/30/95     15,474        15,252        10/31/00     21,293        20,882
  10/31/95     15,726        15,476        11/30/00     21,576        21,224
  11/30/95     15,960        15,731        12/31/00     21,994        21,619
  12/31/95     16,203        15,962


Top Ten Holdings (as of December 31, 2000)
---------------------------------------------------------------------------
                                            % of          six months ago
                                         investments     % of investments
Government National Mortgage Assoc.        25.9%              22.1%
U.S. Treasury                              11.4%              18.4%
Federal National Mortgage Assoc.            8.8%              10.4%
GMAC Commercial Mortgage Securities, Inc.   1.4%               1.4%
Peco Energy Transition Trust                1.3%               0.3%
Hydro-Quebec                                1.1%               1.1%
Amresco Residential Securities              1.0%               1.0%
Morgan Stanley Capital                      1.0%               N/A
UCFC Home Equity Loan                       1.0%               1.5%
Cleveland Electric Illuminating Co.         0.8%               0.8%

Average Annual Total Returns*
---------------------------------------------------------------------------
                    Active Bond     Active Bond        MorningStar
                       Fund         Benchmark(1)       Peer Group+
                     --------     ---------------      -----------
  1 Year               10.45%          11.63%              8.21%
 3 Years                5.80            6.24               4.86
 5 Years                6.30            6.25               5.69
10 Years                8.20            7.62               7.80

Fund Composition (as of December 31, 2000)
---------------------------------------------------------------------------
Credit Quality                     Duration
--------------                     --------
Short Term              5.30%      less than 1 Year        5.30%
AAA                    44.80%      1-3  Years              0.30%
AA                      8.0%       3-5  Years              0.00%
A                      13.80%      5-10 Years             86.60%
BBB                    15.40%      greater than 10 Years   7.80%
BB                      8.80%
B                       3.50%
Below B                 0.00%
NR/NA                   0.40%

(1) The Active Bond Benchmark represents the Lehman Brothers Government/ Corporate Bond Index from April 1986 to September 1999 and Lehman Brothers Aggregate Bond Index from October 1999 to present.

* Total returns are for the period ended December 31, 2000, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having an Intermediate Term Bond investment category.

                                                      Inception: June 30, 2000

 Core Bond Fund
 Federated Investment Management Company       Balestrino/Ellenberger/Durbiano


 The 6 months ended December 31, 2000 were very profitable for bond investors as interest rates fell precipitously on weak economic growth. The bond market typically thrives on bad economic news as interest rates fall and, conversely, bond prices rise.
 Interest rates generally fell 50 to 125 basis points over the past three months. Intermediate interest rates, such as the 2-year and 5-year Treasury yields, experienced the greatest declines, falling 127 and 121 basis points, respectively. This steep decline in the "belly of the yield curve" benefited the Core Bond Fund, given that it has the bulk of investments in the 2 to 10 year maturity area. The Federal Reserve Board held monetary policy steady throughout the whole period, causing the yield curve to be quite inverted with long-term interest rates lower than short-term rates.
 In terms of relative fixed income sector performance, the six months demonstrated a preference for Treasury securities and other high quality, highly liquid securities over less liquid or lower quality securities. The higher quality spread sectors performed relatively well, while the lower quality sectors underperformed the treasury market. The lower quality sectors were undoubtedly dragged down by stock market volatility and nervousness that spread worldwide. The election-results stalemate also caused quite a bit of concern to the equity, high yield and investment-grade corporate markets.
 The Fund outperformed the Lehman Brothers Aggregate Bond Index returning 4.11% during the fourth quarter of 2000 versus 4.21% for the benchmark. The NAV of the Fund ended the quarter at $10.33 per share versus $10.00 at initiation of the Fund on June 30, 2000.
 For the six months, outperformance of the Fund versus the benchmark can be attributed to positioning on the yield curve and security selection. Sector allocation was a drag on the Fund for the quarter due to the overweight in corporates and mortgage-backed securities, which performed relatively poorly during the quarter. Duration stance was a slight negative for the six months. Yield curve stance and security selection were definite positives to the Fund, from holdings in 20-year Treasuries, Tosco, United Airlines, USA Waste, Enterprise Oil, Lockheed Martin, Clear Channel Communications, and Inco.





                                         [GRAPH]
                                                       Lehmen Brothers
                             Core Bond Fund          Aggregate Bond Index
        6/30/00                   9,990                     10,208
        7/31/00                  10,076                     10,301
        8/31/00                  10,214                     10,450
        9/30/00                  10,278                     10,516
       10/31/00                  10,339                     10,586
       11/30/00                  10,511                     10,759
       12/31/00                  10,700                     10,959

Top Ten Holdings (as of December 31, 2000)
------------------------------------------------------------------------------
--
                                           % of               six months ago
                                       investments           % of investments

Federal National Mortgage Assoc.          34.5%                    N/A
U.S. Treasury                             15.4%                    N/A
Federal Home Loan Mortgage Corp.           9.3%                    N/A
Government National Mortgage Assoc.        3.8%                    N/A
TOSCO Corp.                                2.1%                    N/A
United Airlines                            2.0%                    N/A
National Bank of Canada                    2.0%                    N/A
Target Corp.                               2.0%                    N/A
Hertz Corp.                                2.0%                    N/A
International Speedway Corp.               2.0%                    N/A
Average Annual Total Returns*
------------------------------------------------------------------------------
--

                           Core Bond Fund     Lehman Brothers       MorningStar
                                            Aggregate Bond Index    Peer Group+
                           --------------   --------------------    ----------
-
Since Inception (6/30/00)       7.00%              7.36%                N/A


Fund Composition (as of December 31, 2000)
------------------------------------------------------------------------------
--

Credit Quality                      Duration
--------------                      --------
Short Term             2.54%
AAA                   67.09%        Less than 1 Year             6.35%
AA                     1.46%        1-3  Years                  34.11%
A                     15.38%        3-5  Years                  26.13%
BBB                   12.82%        5-10 Years                  23.47%
BB                     0.00%        Greater than 10 Years        9.94%
B                      0.71%
* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerate extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a Intermediate Term Bond investment category.

                                                        Inception: May 1, 1998

 High Yield Bond Fund
 Wellington Management Company, LLP                      Crawford/Smith/McEvoy

 During the quarter, the Fund decreased by -8.8% compared to a -5.24% return of the Lehman High Yield Index.
 In the fourth quarter of 2000, the US high yield market, as measured by the Lehman HY Index, had a return of -5.2%. This performance lagged the 4.2% return of investment grade bonds, as measured by the Lehman Brothers Aggregate Index. This underperformance of the high yield market versus higher quality bonds came from the widening of the spread of high yield versus the 10-year treasury from 707 basis points on September 30 to 934 basis points on December 31, 2000. This widening of spreads was due to equity market volatility, corporate earnings warnings, high yield mutual Fund outflows, and default rates. However, the high yield market did stabilize in December, matching the 1.9% performance of the Lehman Aggregate. December's high yield market rebound was attributed to high yield spreads widening to their most attractive levels in nearly 10 years and prospects for improving liquidity conditions.
 Within high yield, lower quality ("B- rated") bonds continued to lag higher quality bonds ("BB-rated") throughout the quarter.
 During the quarter, we continued to adhere to our long-running preference for issuers that have recurring revenue from repeat customers. To that end, health care, media/entertainment, and cable continue to be the three largest industry weightings in the Fund.

                                                      [GRAPH]
                              High-Yield Bond Fund   High-Yield Bond Index
                 4/30/98                  $10,000              $10,000
                 5/31/98                    9,987               10,035
                 6/30/98                   10,028               10,071
                 7/31/98                   10,075               10,129
                 8/31/98                    9,309                9,569
                 9/30/98                    9,280                9,613
                10/31/98                    9,120                9,415
                11/30/98                    9,802                9,806
                12/31/98                    9,702                9,817
                 1/31/99                    9,819                9,962
                 2/28/99                    9,884                9,903
                 3/31/99                   10,062                9,998
                 4/30/99                   10,214               10,192
                 5/31/99                    9,992               10,054
                 6/30/99                    9,989               10,033
                 7/31/99                    9,993               10,073
                 8/31/99                    9,925                9,961
                 9/30/99                    9,874                9,889
                10/31/99                    9,806                9,824
                11/30/99                   10,090                9,940
                12/31/99                   10,200               10,051
                 1/31/00                   10,132               10,008
                 2/29/00                   10,123               10,027
                 3/31/00                    9,876                9,817
                 4/30/00                    9,945                9,832
                 5/31/00                    9,777                9,731
                 6/30/00                   10,007                9,930
                 7/31/00                   10,121               10,005
                 8/31/00                   10,203               10,073
                 9/30/00                    9,975                9,985
                10/31/00                    9,578                9,666
                11/30/00                    9,016                9,283
                12/31/00                    9,097                9,462


Top Ten Holdings (as of December 31, 2000)
------------------------------------------------------------------------------
--

                                           % of          six months ago
                                        investments     % of investments

Nextel Communications, Inc.                2.2%               2.0%
EchoStar DBS Corp.                         2.2%               1.5%
Lyondell Chemical Co.                      1.9%               1.3%
Charter Communications Holdings, LLC       1.8%               1.2%
Lin Holdings Corp.                         1.7%               1.3%
Duane Reade, Inc.                          1.7%               1.3%
Lear Corp.                                 1.7%               0.4%
Intermedia Communications, Inc.            1.6%               1.3%
McLeodUSA, Inc.                            N/A                0.8%
John Q. Hammons Hotels                     1.6%               N/A
Average Annual Total Returns*
------------------------------------------------------------------------------
--

                            High Yield      L/B High Yield      MorningStar
                            Bond Fund         Bond Index        Peer Group+
                            ----------      --------------      -----------
1 Year                        -10.81%            -5.86%            -7.01%
Since Inception (5/1/98)       -3.48             -2.05              N/A


Fund Composition (as of December 31, 2000)
------------------------------------------------------------------------------
--

Credit Quality                  Duration
--------------                  --------

Short Term         4.50%        Less than 1 Year           4.50%
AAA                0.00%        1-3  Years                 2.40%
AA                 0.00%        3-5  Years                 9.60%
A                  0.00%        5-10 Years                81.67%
BBB                1.50%        Greater than 10 Years      1.83%
BB                17.80%
B                 75.30%
Below B            8.40%
NR/NA              0.90%


* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, date completeness and accuracy cannot be guaranteed. represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a High Yield investment category.

                                                        Inception: May 1, 1996

 Global Bond Fund
 Capital Guardian Trust Company                                Management Team

Effective November 1, Capital Guardian Trust Company assumed management of the Fund.
 The Fund's slight overweight in U.S. bonds certainly added to overall performance. Because we maintained our belief that there is little upside potential in Japanese bonds, our underweight in Japan during the quarter hurt Fund returns.
 As has been the case for most of the year, exposure to corporate bonds in the U.S. and Europe also hurt returns. Credit spreads continued to widen in even the highest quality, most liquid sectors as corporate earnings downgrades stung the markets. Additionally, spread widening in Europe was worse than the U.S. due to liquidity concerns. Following the change in Fed policy in December, however, corporate bonds showed signs of meaningful improvement.
 The global government bond markets have priced in the beginning of a central bank easing cycle. Despite the evidence of a slowdown in the global economy, we believe there is little chance of an economic hard landing. With U.S. government bonds becoming richly valued we will look for opportunities to add quality corporate credits to the Fund. We will also continue to evaluate our overweight position in the euro and add to our exposure as warranted. Finally, based on the very attractive yield spreads available in corporate bonds globally, we expect them to measurably outperform government bonds in 2001.


                                    [GRAPH]

                       Global Bond Fund      Global Bond Benchmark(1)
          4/30/96          $10,000                   $10,000
          5/31/96            9,983                    10,002
          6/30/96           10,068                    10,123
          7/31/96           10,103                    10,163
          8/31/96           10,112                    10,184
          9/30/96           10,297                    10,371
         10/31/96           10,490                    10,587
         11/30/96           10,674                    10,775
         12/31/96           10,671                    10,704
          1/31/97           10,723                    10,763
          2/28/97           10,755                    10,801
          3/31/97           10,634                    10,697
          4/30/97           10,761                    10,847
          5/31/97           10,871                    10,938
          6/30/97           11,021                    11,082
          7/31/97           11,262                    11,351
          8/31/97           11,194                    11,281
          9/30/97           11,396                    11,456
         10/31/97           11,459                    11,599
         11/30/97           11,518                    11,661
         12/31/97           11,637                    11,787
          1/31/98           11,774                    11,939
          2/28/98           11,795                    11,958
          3/31/98           11,844                    12,015
          4/30/98           11,899                    12,078
          5/31/98           12,012                    12,206
          6/30/98           12,101                    12,296
          7/31/98           12,133                    12,344
          8/31/98           12,315                    12,556
          9/30/98           12,624                    12,852
         10/31/98           12,538                    12,796
         11/30/98           12,639                    12,886
         12/31/98           12,702                    12,910
          1/31/99           12,811                    13,019
          2/28/99           12,564                    12,826
          3/31/99           12,667                    12,917
          4/30/99           12,704                    12,990
          5/31/99           12,577                    12,912
          6/30/99           12,446                    12,766
          7/31/99           12,562                    12,739
          8/31/99           12,512                    12,753
          9/30/99           12,435                    12,818
         10/31/99           12,430                    12,844
         11/30/99           12,454                    12,887
         12/31/99           12,428                    12,889
          1/31/00           12,395                    12,899
          2/29/00           12,496                    13,029
          3/31/00           12,673                    13,245
          4/30/00           12,670                    13,279
          5/31/00           12,739                    13,357
          6/30/00           12,827                    13,473
          7/31/00           12,903                    13,575
          8/31/00           12,936                    13,638
          9/30/00           13,005                    13,717
         10/31/00           13,113                    13,832
         11/30/00           13,319                    14,107
         12/31/00           13,919                    14,613


Top Ten Holdings (as of December 31, 2000)
---------------------------------------------------------------------------
                                            % of          six months ago
                                         investments     % of investments
U.S. Treasury                               9.8%              15.8%
Federal Republic of Germany                 4.6%               1.4%
Federal National Mortgage Assoc.            4.6%               N/A
International Bank of Reconstruction
& Development                               4.6%               N/A
Republic of Finland                         4.5%               N/A
Government of France                        4.2%              17.8%
Bundesrepublic Deutschland                  4.0%               1.9%
U.K. Treasury                               4.0%               5.9%
Government of Netherlands                   N/A                5.3%
Kingdom of Spain                            3.4%               N/A

Average Annual Total Returns*
---------------------------------------------------------------------------
                             Global Bond     Global Bond      MorningStar
                                Fund         Benchmark(1)     Peer Group+
                              --------       ------------     -----------
  1 Year                        12.00%          13.37%            8.89%
 3 Years                         6.15            7.42             4.90
Since Inception (5/1/96)         7.34            8.46             5.38

Fund Composition (as of December 31, 2000)
---------------------------------------------------------------------------
Credit Quality                      Duration
--------------                      --------
Short Term             4.17%        less than 1 Year            4.17%
AAA                   83.26%        1-3 Years                  18.29%
AA                     1.78%        3-5 Years                  25.00%
A                      8.39%        5-10 Years                 51.45%
BBB                    1.69%        greater than 10 Years       1.09%
BB                     0.00%
B                      0.71%
Below B                0.00%
Foreign Currency      60.35%

(1) Global Bond Benchmark: 75% Lehman Brothers Aggregate Bond and 25% J.P. Morgan Non-US Government Bond Index, Hedged, from May 1996 to April 1999, the J.P. Morgan Global Bond Index (Hedged) May 1999 to October 2000 and the Salomon Brothers World Government Bond Index, Unhedged, November 2000 to present.

* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a 75% International Bond and 25% General Bond Intermediate category. Prior to November 2000, General Bond Intermediate High Quality investment style and an International Bond investment style. The peer group represents a 35% weighting of the General Bond Intermediate High Quality category and a 65% weighting of the International Bond category. Prior to May 1999 (concurrent with the Fund's strategy change), the peer group represents a 75% weighting of the General Bond Intermediate High Quality category and a 25% weighting of the International Bond category.

                                                     Inception: March 29, 1986

 Money Market Fund
 John Hancock Life Insurance Co.                             Peter Mitsopoulos


 The Federal Reserve's monetary tightening actions starting in 1999 continued as we entered 2000, but by mid-year the Fed abandoned further rate increases as the economy showed signs of weakness. The Fed Funds target rate stood at 6.50% and the Fed remained on hold through December 31. Just a few days after the New Year, however, the Fed enacted a 50 basis point reduction in the rate to 6.0%. During the first half of the year we shortened the fund's weighted average maturity (WAM) in order to capture higher yields under the tightening policy. The WAM of the Fund was approximately 45 days at year-end 1999 and had reached a low of 21 days in late April. We made efforts to push the level into the 30 day to 40 day range for the later part of the year given growing expectations for an end to fed tightening and ended the year with a WAM of 31 days.
 The Fund performed generally in-line with expectations during the year. We had become more cautious in our acquisition of adjustable rate securities because of two factors: They were becoming more expensive and some of the more active issuers were developing credit concerns. The Fund ended with only a 16% position versus 22% at year-end 1999. The market continues to make it difficult to pick up any appreciable yield differential by going out beyond one or two months. However, when we see value out on the curve, we will acquire securities in an effort to lock in yield and increase the Fund's weighted average maturity.
 The Fund is invested primarily in commercial paper (78%), adjustable rate notes (16%) with other money market securities making up the balance.

                                           [GRAPH]
                                                Money
                                                Market
                                                 Fund

                                12/31/90       $10,000
                                 1/31/91        10,063
                                 2/28/91        10,115
                                 3/31/91        10,165
                                 4/30/91        10,222
                                 5/31/91        10,271
                                 6/30/91        10,315
                                 7/31/91        10,369
                                 8/31/91        10,417
                                 9/30/91        10,465
                                10/31/91        10,511
                                11/30/91        10,549
                                12/31/91        10,596
                                 1/31/92        10,633
                                 2/29/92        10,664
                                 3/31/92        10,700
                                 4/30/92        10,735
                                 5/31/92        10,767
                                 6/30/92        10,804
                                 7/31/92        10,838
                                 8/31/92        10,870
                                 9/30/92        10,901
                                10/31/92        10,920
                                11/30/92        10,950
                                12/31/92        10,981
                                 1/31/93        11,009
                                 2/28/93        11,035
                                 3/31/93        11,065
                                 4/30/93        11,093
                                 5/31/93        11,118
                                 6/30/93        11,147
                                 7/31/93        11,175
                                 8/31/93        11,204
                                 9/30/93        11,232
                                10/31/93        11,258
                                11/30/93        11,287
                                12/31/93        11,316
                                 1/31/94        11,346
                                 2/28/94        11,372
                                 3/31/94        11,403
                                 4/30/94        11,432
                                 5/31/94        11,467
                                 6/30/94        11,505
                                 7/31/94        11,542
                                 8/31/94        11,588
                                 9/30/94        11,632
                                10/31/94        11,673
                                11/30/94        11,719
                                12/31/94        11,773
                                 1/31/95        11,829
                                 2/28/95        11,880
                                 3/31/95        11,939
                                 4/30/95        11,992
                                 5/31/95        12,054
                                 6/30/95        12,110
                                 7/31/95        12,168
                                 8/31/95        12,225
                                 9/30/95        12,279
                                10/31/95        12,338
                                11/30/95        12,394
                                12/31/95        12,453
                                 1/31/96        12,511
                                 2/29/96        12,562
                                 3/31/96        12,613
                                 4/30/96        12,668
                                 5/31/96        12,723
                                 6/30/96        12,773
                                 7/31/96        12,833
                                 8/31/96        12,888
                                 9/30/96        12,945
                                10/31/96        13,002
                                11/30/96        13,051
                                12/31/96        13,116
                                 1/31/97        13,174
                                 2/28/97        13,226
                                 3/31/97        13,284
                                 4/30/97        13,341
                                 5/31/97        13,400
                                 6/30/97        13,461
                                 7/31/97        13,522
                                 8/31/97        13,579
                                 9/30/97        13,643
                                10/31/97        13,706
                                11/30/97        13,762
                                12/31/97        13,830
                                 1/31/98        13,894
                                 2/28/98        13,949
                                 3/31/98        14,012
                                 4/30/98        14,074
                                 5/31/98        14,138
                                 6/30/98        14,200
                                 7/31/98        14,264
                                 8/31/98        14,329
                                 9/30/98        14,392
                                10/31/98        14,456
                                11/30/98        14,517
                                12/31/98        14,579
                                 1/31/99        14,640
                                 2/28/99        14,693
                                 3/31/99        14,752
                                 4/30/99        14,807
                                 5/31/99        14,866
                                 6/30/99        14,923
                                 7/31/99        14,984
                                 8/31/99        15,047
                                 9/30/99        15,109
                                10/31/99        15,176
                                11/30/99        15,242
                                12/31/99        15,315
                                 1/31/00        15,388
                                 2/29/00        15,457
                                 3/31/00        15,531
                                 4/30/00        15,604
                                 5/31/00        15,684
                                 6/30/00        15,766
                                 7/31/00        15,851
                                 8/31/00        15,937
                                 9/30/00        16,020
                                10/31/00        16,105
                                11/30/00        16,190
                                12/31/00        16,278

Top Ten Holdings (as of December 31, 2000)
---------------------------------------------------------------------------
                                            % of          six months ago
                                         investments     % of investments
Monte Rosa Capital Corp.                    4,2%               1.0%
Falcon Asset Securitization Corp.           3.7%               2.1%
Sigma Finance, Inc.                         3.6%               4.2%
Centric Capital Corp.                       3.6%               3.2%
Sheffield Receivables Corp.                 3.3%               4.1%
Merrill Lynch & Co., Inc.                   3.3%               0.5%
DOVER Corp. YRS 3+4                         3.2%               N/A
Lehman Brothers Holdings                    2.9%               N/A
Enterprise Funding Corp.                    2.7%               N/A
K2 USA LLC                                  2.6%               2.9%

Average Annual Total Returns*
---------------------------------------------------------------------------
                                    Money Market
                                       Fund/1/
                                    ------------
                      1 Year            6.29%
                      3 Years           5.58%
                      5 Years           5.50%
                     10 Years           4.99%

---------------------------------------------------------------------------
Top Ten Sectors (as of December 31, 2000)
---------------------------------------------------------------------------
                       % of                                % of
                    investments                         investments
Financial              83.9%        Consumer Staple        2.3%
Capital Equipment       5.7%        Technologyyclical      1.3%
Consumer Cyclical       3.5%        Basic Material         0.4%
Utility                 2.9%
---------------------------------------------------------------------------
    The Money Market Fund is neither insured nor guaranteed by the U.S. Government and there is no guarantee the fund will be able to maintain a stable net asset value of $10.00/share.
* Total returns are for the period ended December 31, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." The performance of the Fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

/1/ Returns reflect extra-ordinary capital contribution of $284,471 in October
    2000

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)

                                                                                 Emerging
                          Large Cap   Fundamental Aggressive  Active             Markets   International International
                            Growth      Growth     Balanced    Bond    CORE Bond  Equity   Equity Index     Equity
                          ----------  ----------- ---------- --------  --------- --------  ------------- -------------
ASSETS
Long-Term Investments at
cost....................  $1,127,776    $49,497    $20,328   $768,472   $5,100   $41,395     $ 183,681      $15,406
Net unrealized
appreciation
(depreciation) of
investments.............      14,405     (5,942)       182     12,367      166   (12,835)        4,768         (699)
Short-Term Investments
at market...............      10,374      2,023      1,853     50,033       69     2,076         5,935          800
                          ----------    -------    -------   --------   ------   -------     ---------      -------
 Total Investments......   1,152,555     45,578     22,363    830,872    5,335    30,636       194,384       15,507
Cash....................                                        1,258                428                        203
Receivable for:
 Investments sold.......                    544                                      153           541
 Fund shares sold.......                    165         15                  21                                   25
 Interest...............                                69     11,939       73
 Dividends..............         667          7         16                            26           230           22
 Unrealized appreciation
 in forward foreign
 currency contracts.....                                                                            63
                          ----------    -------    -------   --------   ------   -------     ---------      -------
 TOTAL ASSETS...........   1,153,222     46,294     22,463    844,069    5,429    31,243       195,218       15,757
LIABILITIES
Payables for:
 Due to custodian.......           1
 Investments purchased..       5,558        164      1,506      1,258                 60                         24
 Fund shares purchased..          84                              292                131             3
 Futures contracts
 variation margin.......                                                                            18            3
 Other liabilities......         792         16         16        220        1        42           185           14
                          ----------    -------    -------   --------   ------   -------     ---------      -------
 TOTAL LIABILITIES......       6,435        180      1,522      1,770        1       233           206           41
                          ----------    -------    -------   --------   ------   -------     ---------      -------
NET ASSETS..............  $1,146,787    $46,114    $20,941   $842,299   $5,428   $31,010     $ 195,012      $15,716
                          ==========    =======    =======   ========   ======   =======     =========      =======
Shares of beneficial
interest outstanding....      60,719      3,684      2,046     89,197      525     4,629        12,668        1,595
                          ----------    -------    -------   --------   ------   -------     ---------      -------
Net asset value per
share...................  $    18.89    $ 12.52    $ 10.24   $   9.44   $10.33   $  6.70     $   15.39      $  9.85
                          ==========    =======    =======   ========   ======   =======     =========      =======
Composition of net
assets:
 Capital Paid in........   1,172,736     54,265     21,000    862,827    5,259    47,462       190,658       16,478
 Accumulated net
 realized gain (loss) on
 investments............     (40,354)    (2,209)      (243)   (38,924)            (3,468)          150          (58)
 Undistributed
 (distribution in excess
 of) net investment
 income (loss)..........                                 2      6,029        3      (151)        (441)           20
 Net unrealized
 appreciation
 (depreciation) of:
 Investments............      14,405     (5,942)       182     12,367      166   (12,835)        4,768         (699)
 Foreign currency
 translation............                                                               2            47           (2)
 Futures contracts......                                                                          (170)         (23)
                          ----------    -------    -------   --------   ------   -------     ---------      -------
Net Assets..............  $1,146,787    $46,114    $20,941   $842,299   $5,428   $31,010     $ 195,012      $15,716
                          ==========    =======    =======   ========   ======   =======     =========      =======

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)

                          Small Cap   Global   Mid Cap   Mid Cap Large Cap Large Cap  American Leaders Large/Mid
                           Growth    Balanced   Growth    Blend    Value   Value CORE Large Cap Value  Cap Value
                          ---------  --------  --------  ------- --------- ---------- ---------------- ---------
ASSETS
Long-Term Investments at
cost....................  $237,946   $27,948   $426,286  $19,357 $179,326   $15,509        $5,383       $13,535
Net unrealized
appreciation
(depreciation) of
investments.............    (9,242)     (552)   (59,334)   1,370   16,076       697           373         1,531
Short-Term Investments
at market...............     6,544       800     26,942      409   10,401     1,701           246           461
                          --------   -------   --------  ------- --------   -------        ------       -------
 Total Investments......   235,248    28,196    393,894   21,136  205,803    17,907         6,002        15,527
Cash....................                 152        105                         143
Receivable for:
 Investments sold.......       368         4      1,421                                                      81
 Fund shares sold.......                  31                 114       75       104            21           150
 Interest...............                 301
 Dividends..............        31        25                  20      276        22             7            15
 Unrealized appreciation
 in forward foreign
 currency contracts.....
                          --------   -------   --------  ------- --------   -------        ------       -------
 TOTAL ASSETS...........   235,647    28,709    395,420   21,270  206,154    18,176         6,030        15,773
LIABILITIES
Payables for:
 Due to custodian.......                                                2
 Investments purchased..       293       161        240             1,607                                    36
 Fund shares purchased..       755                1,120
 Other liabilities......        57        21         72       11       10        12             1             9
                          --------   -------   --------  ------- --------   -------        ------       -------
 TOTAL LIABILITIES......     1,105       182      1,432       11    1,619        12             1            45
                          --------   -------   --------  ------- --------   -------        ------       -------
NET ASSETS..............  $234,542   $28,527   $393,988  $21,259 $204,535   $18,164        $6,029       $15,728
                          ========   =======   ========  ======= ========   =======        ======       =======
Shares of beneficial
interest outstanding....    17,409     3,076     25,254    1,753   14,225     1,743           563         1,360
                          --------   -------   --------  ------- --------   -------        ------       -------
Net asset value per
share...................  $  13.47   $  9.27   $  15.60  $ 12.12 $  14.38   $ 10.42        $10.71       $ 11.57
                          ========   =======   ========  ======= ========   =======        ======       =======
Composition of net
assets:
 Capital Paid in........   256,144    29,929    494,657   20,346  188,660    17,535         5,656        14,276
 Accumulated net
 realized gain (loss) on
 investments............   (12,360)     (201)  (41,335)    (457)    (252)       (68)                        (79)
 Undistributed
 (distribution in excess
 of) net investment
 income.................                (667)                          51
 Net unrealized
 appreciation
 (depreciation) of:
 Investments............    (9,242)     (552)   (59,334)   1,370   16,076       697           373         1,531
 Foreign currency
 translation............                  18
                          --------   -------   --------  ------- --------   -------        ------       -------
Net Assets..............  $234,542   $28,527   $393,988  $21,259 $204,535   $18,164        $6,029       $15,728
                          ========   =======   ========  ======= ========   =======        ======       =======

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)

                          Money    Mid Cap   Small/Mid Cap  Bond        Large Cap     Small/Mid Cap Small/Mid Cap Real Estate
                          Market    Value       Growth      Index   Aggressive Growth     CORE          Value       Equity
                         --------  --------  ------------- -------  ----------------- ------------- ------------- -----------
ASSETS
Long-Term Investments
at cost................            $103,554    $176,651    $61,775       $28,690         $20,277       $28,089     $132,782
Net unrealized
appreciation
(depreciation) of
investments............              18,934       3,509        698        (3,085)            281          (143)      21,083
Short-Term Investments
at market..............  $489,445     6,504      10,456      1,167         1,122             800           975        4,220
                         --------  --------    --------    -------       -------         -------       -------     --------
 Total Investments.....   489,445   128,992     190,616     63,640        26,727          21,358        28,921      158,085
Cash...................         1                                              1             218            20
Receivable for:
 Investments sold......                           1,366                                                                 106
 Fund shares sold......     5,891       180          62         64            71              64           508          332
 Interest..............     1,598                            1,091
 Dividends.............                  80          38                        6              27            21          992
                         --------  --------    --------    -------       -------         -------       -------     --------
 TOTAL ASSETS..........   496,935   129,252     192,082     64,795        26,805          21,667        29,470      159,515
LIABILITIES
Payables for:
 Investments purchased.                           2,024                      550                            20          637
 Futures contracts
 variation margin......                                                                       16
 Other liabilities.....        82        19          48         27            11              15            14           67
                         --------  --------    --------    -------       -------         -------       -------     --------
 TOTAL LIABILITIES.....        82        19       2,072         27           561              31            34          704
                         --------  --------    --------    -------       -------         -------       -------     --------
NET ASSETS.............  $496,853  $129,233    $190,010    $64,768       $26,244         $21,636       $29,436     $158,811
                         ========  ========    ========    =======       =======         =======       =======     ========
Shares of beneficial
interest outstanding...    49,685     8,819      13,866      6,648         2,758           2,204         2,515       11,617
                         --------  --------    --------    -------       -------         -------       -------     --------
Net asset value per
share..................  $  10.00  $  14.65    $  13.70    $  9.74       $  9.52         $  9.82       $ 11.70     $  13.67
                         ========  ========    ========    =======       =======         =======       =======     ========
Composition of net
assets:
 Capital Paid in.......   496,853   111,999     186,447     64,748        30,148          21,435        29,574      136,878
 Accumulated net
 realized gain (loss)
 on investments........       (92)   (1,700)         24       (723)         (819)           (112)            5         (87)
 Undistributed
 (distribution in
 excess of) net
 investment income.....        92                               45                                                      936
 Net unrealized
 appreciation
 (depreciation) of:
 Investments...........              18,934       3,509        698        (3,085)            281          (143)      21,083
 Foreign currency
 translation...........                                                                                                   1
 Futures contracts.....                                                                       32
                         --------  --------    --------    -------       -------         -------       -------     --------
Net Assets.............  $496,853  $129,233    $190,010    $64,768       $26,244         $21,636       $29,436     $158,811
                         ========  ========    ========    =======       =======         =======       =======     ========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)

                           Growth &               Short-Term Small Cap  International  Equity   High Yield Global
                            Income     Managed       Bond     Equity    Opportunities  Index       Bond     Bond
                          ----------  ----------  ---------- ---------  ------------- --------  ---------- -------
ASSETS
Long-Term Investments at
cost....................  $3,093,579  $2,733,012   $77,268   $ 81,153     $119,383    $491,247   $29,399   $62,664
Net unrealized
appreciation
(depreciation) of
investments.............     167,294     189,423       309    (13,694)      (4,033)     15,336    (5,393)    2,743
Short-Term Investments
at market...............     106,957     242,351     1,289      3,191        3,919      18,699     1,127     1,716
                          ----------  ----------   -------   --------     --------    --------   -------   -------
 Total Investments......   3,367,830   3,164,786    78,866     70,650      119,269     525,282    25,133    67,123
Cash....................                     512                               761          68        29
Receivable for:
 Investments sold.......       2,711      57,348                                                                 3
 Fund shares sold.......                               147                                 268        77
 Interest...............                  16,640     1,129                                           775     1,802
 Dividends..............       2,683       1,627                   39          147         428
 Futures contracts
 variation margin.......                     175
 Unrealized appreciation
 in forward foreign
 currency contracts.....                   3,780                                                                21
                          ----------  ----------   -------   --------     --------    --------   -------   -------
 TOTAL ASSETS...........   3,373,224   3,244,868    80,142     70,689      120,177     526,046    26,014    68,949
LIABILITIES
Payables for:
 Due to custodian.......
 Investments purchased..      46,640     238,293                  175                                 29
 Fund shares purchased..         466       1,091                  480           30                              34
 Futures contracts
 variation margin.......                                                                   241
 Unrealized depreciation
 in forward foreign
 currency contracts.....                   8,831                                                               434
 Other liabilities......       1,130         859        33          3          113         146         7         8
                          ----------  ----------   -------   --------     --------    --------   -------   -------
 TOTAL LIABILITIES......      48,236     249,074        33        658          143         387        36       476
                          ----------  ----------   -------   --------     --------    --------   -------   -------
NET ASSETS..............  $3,324,988  $2,995,794   $80,109   $ 70,031     $120,034    $525,659   $25,978   $68,473
                          ==========  ==========   =======   ========     ========    ========   =======   =======
Shares of beneficial
interest outstanding....     234,464     216,688     8,122      7,661       10,128      29,793     3,543     6,623
                          ----------  ----------   -------   --------     --------    --------   -------   -------
Net asset value per
share...................  $    14.18  $    13.82   $  9.86   $   9.14     $  11.85    $  17.64   $  7.33   $ 10.34
                          ==========  ==========   =======   ========     ========    ========   =======   =======
Composition of net
assets:
 Capital Paid in........   3,184,314   2,754,839    81,811     83,810      124,544     511,015    32,140    67,985
 Accumulated net
 realized gain (loss) on
 investments............     (26,620)      7,732    (2,145)      (100)        (469)       (119)     (796)   (3,395)
 Undistributed
 (distribution in excess
 of) net investment
 income.................                  47,075       134         15                                 27     1,463
 Net unrealized
 appreciation
 (depreciation) of:
 Investments............     167,294     189,423       309    (13,694)      (4,033)     15,336    (5,393)    2,743
 Foreign currency
 translation............                  (4,920)                               (8)                           (323)
 Futures contracts......                   1,645                                          (573)
                          ----------  ----------   -------   --------     --------    --------   -------   -------
Net Assets..............  $3,324,988  $2,995,794   $80,109   $ 70,031     $120,034    $525,659   $25,978   $68,473
                          ==========  ==========   =======   ========     ========    ========   =======   =======

See notes to financial statements.

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)

                                                                          Emerging
                          Large Cap  Fundmental Aggressive Active   CORE  Markets   International International
                           Growth      Growth    Balanced   Bond    Bond*  Equity   Equity Index     Equity
                          ---------  ---------- ---------- -------  ----- --------  ------------- -------------
INVESTMENT INCOME
 Income
 Interest...............  $   1,135   $   129     $ 268    $60,911  $178  $    112    $    357       $    53
 Dividends (Note B).....      6,567        40       139                        334       2,899           175
 Securities lending.....        130                            162                         172
                          ---------   -------     -----    -------  ----  --------    --------       -------
                              7,832       169       407     61,073   178       446       3,428           228
 Expenses
 Investment advisory fee
 (Note C)...............      4,956       249       104      2,573    18       524         354           139
 Auditors fees..........        102         2         1         59               3          16             1
 Custodian fees.........        401        19        29        357             529         346           102
 Fidelity Bond fees.....          1                              1
 Legal fees.............         22                             13               1           4
 Printing & mailing
 fees...................        909        16         3        580     1         8          34             3
 Trustees fees..........         22                             13               1           4
 Other fees.............          9         2                    5                           6             1
                          ---------   -------     -----    -------  ----  --------    --------       -------
                              6,422       288       137      3,601    19     1,066         764           246
 Less expenses
 reimbursed (Note C)....                   10        18        202             500         196            92
                          ---------   -------     -----    -------  ----  --------    --------       -------
                              6,422       278       119      3,399    19       566         568           154
                          ---------   -------     -----    -------  ----  --------    --------       -------
Net Investment Income
(Loss)..................      1,410      (109)      288     57,674   159      (120)      2,860            74
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS
 Net realized gain
 (loss) on sales of
 investments............    101,421     2,219      (221)   (11,679)   27      (614)      6,657           454
 Increase in unrealized
 appreciation
 (depreciation) of:
 Investments............   (356,204)   (8,121)     (433)    36,205   166   (21,121)    (51,096)       (2,652)
 Foreign currency
 translation............                                                       144          70            (2)
 Futures................                                      (177)                       (559)          (43)
                          ---------   -------     -----    -------  ----  --------    --------       -------
 Net realized and
 unrealized gain (loss)
 on investments.........   (254,783)   (5,902)     (654)    24,349   193   (21,591)    (44,928)       (2,243)
                          ---------   -------     -----    -------  ----  --------    --------       -------
 Net increase (decrease)
 in net assets resulting
 from operations .......  $(253,373)  $(6,011)    $(366)   $82,023  $352  $(21,711)   $(42,068)      $(2,169)
                          =========   =======     =====    =======  ====  ========    ========       =======

(*) Commenced investment operations on June 30, 2000
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)

                       Small Cap   Global    Mid Cap   Mid Cap Large Cap Large Cap  American Leaders Large/Mid Cap  Money
                        Growth    Balanced   Growth     Blend    Value   Value CORE Large Cap Value*     Value     Market
                       ---------  --------  ---------  ------- --------- ---------- ---------------- ------------- -------
INVESTMENT INCOME
 Income
 Interest............  $    306   $   707   $   1,570  $   23   $   442     $ 35          $  9          $   18     $26,023
 Dividends (Note B)..       122       272         141     121     4,257      226            48             169
 Securities lending..       418                   506                24
                       --------   -------   ---------  ------   -------     ----          ----          ------     -------
                            846       979       2,217     144     4,723      261            57             187      26,023
 Expenses
 Investment advisory
 fee (Note C)........     1,965       261       4,303      84     1,222       82            22              88       1,026
 Auditors fees.......        19         2          39       1        11        1                             1          28
 Custodian fees......       127       100         140      30        68       36                            36          91
 Fidelity Bond fees..                               1
 Legal fees..........         4         1           9                 3                                                  7
 Printing & mailing
 fees................        31        12          24       1                  1             1               1          37
 Trustees fees.......         4         1           9                 2                                                  6
 Other fees..........         4                     3                 1                                                  1
                       --------   -------   ---------  ------   -------     ----          ----          ------     -------
                          2,154       377       4,528     116     1,307      120            23             126       1,196
 Less expenses
 reimbursed (Note C).                  86                  21                 27                            29
                       --------   -------   ---------  ------   -------     ----          ----          ------     -------
                          2,154       291       4,528      95     1,307       93            23              97       1,196
                       --------   -------   ---------  ------   -------     ----          ----          ------     -------
Net Investment Income
(Loss)...............    (1,308)      688      (2,311)     49     3,416      168            34              90      24,827
REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENTS
 Net realized gain
 (loss) on sales of
 investments.........    (9,498)     (789)     (7,215)    324     7,226       79            18             103
 Increase in
 unrealized
 appreciation
 (depreciation) of:
 Investments.........   (67,925)   (2,824)   (229,686)  1,064    11,967      627           373           1,310
 Foreign currency
 translation.........                  86
 Futures.............                                                         (8)
                       --------   -------   ---------  ------   -------     ----          ----          ------     -------
 Net realized and
 unrealized gain
 (loss) on
 investments.........   (77,423)   (3,527)   (236,901)  1,388    19,193      698           391           1,413
                       --------   -------   ---------  ------   -------     ----          ----          ------     -------
 Net increase
 (decrease) in net
 assets resulting
 from operations ....  $(78,731)  $(2,839)  $(239,212) $1,437   $22,609     $866          $425          $1,503     $24,827
                       ========   =======   =========  ======   =======     ====          ====          ======     =======

(*) Commenced investment operations on June 30, 2000
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)

                          Mid Cap Small/Mid   Bond       Large Cap     Small/Mid Cap Small/Mid Cap Real Estate
                           Value  Cap Growth Index   Aggressive Growth     CORE          Value       Equity
                          ------- ---------- ------  ----------------- ------------- ------------- -----------
INVESTMENT INCOME
 Income
 Interest...............  $   221  $   489   $3,416       $    55          $  44        $   31       $   174
 Dividends (Note B).....    1,080      644                     95            195           127         9,360
 Securities lending.....       34       72
                          -------  -------   ------       -------          -----        ------       -------
                            1,335    1,205    3,416           150            239           158         9,534
 Expenses
 Investment advisory fee
 (Note C)...............      830    1,382       73           214            131           127           946
 Auditors fees..........        7       13        3             2              1             1            10
 Custodian fees.........       52       74       48            29             67            43            42
 Legal fees.............        1        3                                                                 2
 Printing & mailing
 fees...................        9       95        7             4              2             1            74
 Trustees fees..........        2        3        1                                                        2
 Other fees.............        1        1                                     1                           2
                          -------  -------   ------       -------          -----        ------       -------
                              902    1,571      132           249            202           172         1,078
 Less expenses
 reimbursed (Note C)....                         11            11             54            32
                          -------  -------   ------       -------          -----        ------       -------
                              902    1,571      121           238            148           140         1,078
                          -------  -------   ------       -------          -----        ------       -------
Net Investment Income
(Loss)..................      433     (366)   3,295           (88)            91            18         8,456
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS
 Net realized gain
 (loss) on sales of
 investments ...........   12,793   18,384     (532)         (648)           669         3,781         4,057
 Increase in unrealized
 appreciation
 (depreciation) of:
 Investments............   13,928   (2,257)   2,964        (5,205)          (561)         (223)       25,633
 Foreign currency
 translation............                                                                                   1
 Futures................                                                      25
                          -------  -------   ------       -------          -----        ------       -------
 Net realized and
 unrealized gain (loss)
 on investments.........   26,721   16,127    2,432        (5,853)           133         3,558        29,691
                          -------  -------   ------       -------          -----        ------       -------
 Net increase (decrease)
 in net assets resulting
 from operations .......  $27,154  $15,761   $5,727       $(5,941)         $ 224        $3,576       $38,147
                          =======  =======   ======       =======          =====        ======       =======

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)

                          Growth &             Short-Term Small Cap International  Equity   High Yield Global
                           Income    Managed      Bond     Equity   Opportunities  Index       Bond     Bond
                          ---------  --------  ---------- --------- ------------- --------  ---------- ------
INVESTMENT INCOME
 Income
 Interest...............  $   3,666  $ 83,116    $4,870    $   120    $    281    $    336   $ 2,348   $3,593
 Dividends (Note B).....     44,115    22,600                1,479       1,049       6,368        11
 Securities lending.....        255       391         7                     53                             19
                          ---------  --------    ------    -------    --------    --------   -------   ------
                             48,036   106,107     4,877      1,599       1,383       6,704     2,359    3,612
 Expenses
 Investment advisory fee
 (Note C)...............     12,188    12,069       221        602         820         682       159      468
 Auditors fees..........        283       230         4          5           7          35         2        5
 Custodian fees.........      1,038     1,017        35         52         177         165        48       61
 Fidelity Bond fees.....          4         3
 Legal fees.............         64        52         1          1           1           7                  1
 Printing & mailing
 fees...................      1,796     1,358                   40          65          73         4       59
 Trustees fees..........         61        49         1          1           2           8         1        1
 Other fees.............         24        19                    1                      11
                          ---------  --------    ------    -------    --------    --------   -------   ------
                             15,458    14,797       262        702       1,072         981       214      595
 Less expenses
 reimbursed (Note C)....                                        23         154                    30       64
                          ---------  --------    ------    -------    --------    --------   -------   ------
                             15,458    14,797       262        679         918         981       184      531
                          ---------  --------    ------    -------    --------    --------   -------   ------
Net Investment Income ..     32,578    91,310     4,615        920         465       5,723     2,175    3,081
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS
 Net realized gain
 (loss) on sales of
 investments ...........    445,349   237,169      (582)     4,551       4,855      18,724      (518)    (126)
 Increase in unrealized
 appreciation
 (depreciation) of:
 Investments............   (990,353) (319,332)    1,702    (12,268)    (22,685)    (76,321)   (4,604)   6,101
 Foreign currency
 translation ...........              (11,297)                              (3)                        (1,596)
 Futures................                1,645                                         (928)               (90)
                          ---------  --------    ------    -------    --------    --------   -------   ------
Net realized and
unrealized gain (loss)
on investments..........   (545,004)  (91,815)    1,120     (7,717)    (17,833)    (58,525)   (5,122)   4,289
                          ---------  --------    ------    -------    --------    --------   -------   ------
Net increase (decrease)
in net assets resulting
from operations ........  $(512,426) $   (505)   $5,735    $(6,797)   $(17,368)   $(52,802)  $(2,947)  $7,370
                          =========  ========    ======    =======    ========    ========   =======   ======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                         Large Cap Growth             Fundamental Growth              Aggressive Balanced
                     ------------------------- -------------------------------- --------------------------------
                                                                Period from                      Period from
                      Year Ended   Year Ended   Year Ended  August 31, 1999 (*)  Year Ended  August 31, 1999 (*)
                     December 31, December 31, December 31,   to December 31,   December 31,   to December 31,
                         2000         1999         2000            1999             2000            1999
                     ------------ ------------ ------------ ------------------- ------------ -------------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income (loss)....    $    1,410   $    4,048    $  (109)         $  (11)         $   288          $    60
 Net realized gain
 (loss) on sales
 of investments...       101,421      246,459      2,219             786             (221)              73
 Change in net
 unrealized
 appreciation
 (depreciation) of
 Investments......      (356,204)      20,524     (8,121)          2,179             (433)             615
 Futures..........
                      ----------   ----------    -------          ------          -------          -------
 Net increase
 (decrease) in net
 assets resulting
 from operations..      (253,373)     271,031     (6,011)          2,954             (366)             748
Distributions to
Shareholders From:
 Net investment
 income...........        (2,000)      (3,925)                                       (289)             (56)
 In excess of net
 investment
 income...........
 Realized gain on
 investments......      (137,737)    (208,789)    (2,478)           (516)             (41)             (39)
 In excess of
 realized gain....       (40,230)                 (2,097)                             (15)
 Capital paid in..        (3,418)                   (111)
                      ----------   ----------    -------          ------          -------          -------
  Decrease in net
  assets resulting
  from
  distributions...      (183,385)    (212,714)    (4,686)           (516)            (345)             (95)
Trust Share
Transactions
 Proceeds from
 shares sold......       206,257      154,558     76,255           6,365           10,598           11,694
 Distributions
 reinvested.......       183,384      212,714      4,686             516              345               95
 Payment for
 shares redeemed..      (188,569)    (169,880)   (33,305)           (144)          (1,174)            (559)
                      ----------   ----------    -------          ------          -------          -------
  Increase
  (decrease) from
  trust share
  transactions....       201,072      197,392     47,636           6,737            9,769           11,230
                      ----------   ----------    -------          ------          -------          -------
NET INCREASE
(DECREASE) IN NET
ASSETS............      (235,686)     255,709     36,939           9,175            9,058           11,883
NET ASSETS
 Beginning of
 Period...........     1,382,473    1,126,764      9,175                           11,883
                      ----------   ----------    -------          ------          -------          -------
 End of Period....    $1,146,787   $1,382,473    $46,114          $9,175          $20,941          $11,883
                      ==========   ==========    =======          ======          =======          =======
Analysis of Trust
Share
Transactions:
 Sold.............         7,547        5,540      4,670             608            1,004            1,164
 Reinvested.......         9,625        8,043        383              41               33                9
 Redeemed.........        (7,033)      (6,019)    (2,005)            (13)            (110)             (54)
                      ----------   ----------    -------          ------          -------          -------
Net increase
(decrease) in
shares
outstanding.......        10,139        7,564      3,048             636              927            1,119
                      ==========   ==========    =======          ======          =======          =======
                            Active Bond
                     -------------------------
                      Year Ended   Year Ended
                     December 31, December 31,
                         2000         1999
                     ------------ ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income (loss)....     $ 57,674     $ 61,745
 Net realized gain
 (loss) on sales
 of investments...      (11,679)     (25,838)
 Change in net
 unrealized
 appreciation
 (depreciation) of
 Investments......       36,205      (44,681)
 Futures..........         (177)         177
                     ------------ ------------
 Net increase
 (decrease) in net
 assets resulting
 from operations..       82,023       (8,597)
Distributions to
Shareholders From:
 Net investment
 income...........      (53,480)     (65,478)
 In excess of net
 investment
 income...........
 Realized gain on
 investments......
 In excess of
 realized gain....
 Capital paid in..
                     ------------ ------------
  Decrease in net
  assets resulting
  from
  distributions...      (53,480)     (65,478)
Trust Share
Transactions
 Proceeds from
 shares sold......       95,188       86,852
 Distributions
 reinvested.......       53,480       65,478
 Payment for
 shares redeemed..     (185,198)    (135,090)
                     ------------ ------------
  Increase
  (decrease) from
  trust share
  transactions....      (36,530)      17,240
                     ------------ ------------
NET INCREASE
(DECREASE) IN NET
ASSETS............       (7,987)     (56,835)
NET ASSETS
 Beginning of
 Period...........      850,286      907,121
                     ------------ ------------
 End of Period....     $842,299     $850,286
                     ============ ============
Analysis of Trust
Share
Transactions:
 Sold.............       10,355        9,038
 Reinvested.......        5,823        6,931
 Redeemed.........      (20,181)     (14,198)
                     ------------ ------------
Net increase
(decrease) in
shares
outstanding.......       (4,003)       1,771
                     ============ ============

(*) Commencement of operations
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                                                     International Equity
                           CORE Bond      Emerging Markets Equity            Index               International Equity
                       ----------------- ------------------------- ------------------------- -----------------------------
                          Period from                                                                       Period from
                       June 29, 2000 (*)  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended  August 1,1999(*)
                        to December 31,  December 31, December 31, December 31, December 31, December 31, to December 31,
                             2000            2000         1999         2000         1999         2000           1999
                       ----------------- ------------ ------------ ------------ ------------ ------------ ----------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income (loss).......       $  159         $  (120)     $    27      $  2,860     $  2,404     $    74        $     7
 Net realized gain
 (loss) on sales of
 investments.........           27            (614)       1,607         6,657        4,750         454            190
 Change in net
 unrealized
 appreciation
 (depreciation) of
 Investments.........          166         (21,121)       9,598       (51,096)      48,346      (2,652)         1,953
 Foreign currency
 translation.........                          144         (142)           70         (133)         (2)
 Futures.............                                                    (559)         517         (43)            20
                            ------         -------      -------      --------     --------     -------        -------
 Net increase
 (decrease) in net
 assets resulting
 from operations.....          352         (21,711)      11,090       (42,068)      55,884      (2,169)         2,170
Distributions to
Shareholders From:
 Net investment
 income..............         (156)                         (17)       (2,257)      (2,382)        (47)           (12)
 In excess of net
 investment income...                                       (44)
 Realized gain on
 investments.........          (27)         (2,658)        (250)       (7,138)      (4,633)       (471)          (175)
 In excess of
 realized gain.......                                      (936)                      (583)        (58)
 Capital paid in.....                          (47)                      (916)
                            ------         -------      -------      --------     --------     -------        -------
  Decrease in net
  assets resulting
  from distributions.         (183)         (2,705)      (1,247)      (10,311)      (7,598)       (576)          (187)
Capital Contribution.                                       445
Trust Share
Transactions
 Proceeds from shares
 sold................        5,120          59,279       29,538        61,181       62,080      13,293         10,271
 Distributions
 reinvested..........          183           2,705        1,247        10,313        7,598         576            187
 Payment for shares
 redeemed............          (44)        (39,154)     (15,787)      (68,120)     (47,084)     (7,838)           (11)
                            ------         -------      -------      --------     --------     -------        -------
  Increase from trust
  share transactions.        5,259          22,830       14,998         3,374       22,594       6,031         10,447
                            ------         -------      -------      --------     --------     -------        -------
NET INCREASE
(DECREASE) IN NET
ASSETS...............        5,428          (1,586)      25,286       (49,005)      70,880       3,286         12,430
NET ASSETS
 Beginning of Period.                       32,596        7,310       244,017      173,137      12,430
                            ------         -------      -------      --------     --------     -------        -------
 End of Period.......       $5,428         $31,010      $32,596      $195,012     $244,017     $15,716        $12,430
                            ======         =======      =======      ========     ========     =======        =======
Analysis of Trust
Share Transactions:
 Sold................          512           5,177        3,232         3,450        3,668       1,223          1,024
 Reinvested..........           18             408          113           651          428          59             17
 Redeemed............           (5)         (3,614)      (1,719)       (3,854)      (2,802)       (727)            (1)
                            ------         -------      -------      --------     --------     -------        -------
Net increase
(decrease) in shares
outstanding..........          525           1,971        1,626           247        1,294         555          1,040
                            ======         =======      =======      ========     ========     =======        =======

(*) Commencement of operations
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                       Small Cap Growth           Global Balanced           Mid Cap Growth                Mid Cap Blend
                   ------------------------- ------------------------- ------------------------- -------------------------------
                                                                                                                 Period from
                    Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended  August 31, 1999(*)
                   December 31, December 31, December 31, December 31, December 31, December 31, December 31,  to December 31,
                       2000         1999         2000         1999         2000         1999         2000            1999
                   ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------------
INCREASE
(DECREASE) IN NET
ASSETS
From Operations
 Net investment
 income (loss)...    $ (1,308)    $   (679)    $   688      $   813     $  (2,311)    $ (1,351)    $    49          $   14
 Net realized
 gain (loss) on
 sales of
 investments.....      (9,498)      24,283        (789)       1,839        (7,215)      55,989         324             268
 Change in net
 unrealized
 appreciation
 (depreciation)
 of Investments..     (67,925)      41,804      (2,824)        (519)     (229,686)     148,557       1,064             306
 Foreign currency
 translation.....                                   86         (606)                       (33)
                     --------     --------     -------      -------     ---------     --------     -------          ------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations......     (78,731)      65,408      (2,839)       1,527      (239,212)     203,162       1,437             588
Distributions to
Shareholders
From:
 Net investment
 income..........                                 (703)        (565)                                   (51)            (13)
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....      (1,933)     (21,491)        (41)      (1,836)       (8,563)     (46,186)       (391)           (204)
 In excess of
 realized gain...                                 (283)                   (33,799)                    (455)
 Capital paid in.     (20,976)                    (355)        (230)      (22,185)
                     --------     --------     -------      -------     ---------     --------     -------          ------
 Decrease in net
 assets resulting
 from
 distributions...     (22,909)     (21,491)     (1,382)      (2,631)      (64,547)     (46,186)       (897)           (217)
Trust Share
Transactions
 Proceeds from
 shares sold.....     239,410       66,717       8,360        6,406       311,599      192,846      17,016           5,275
 Distributions
 reinvested......      22,968       21,491       1,382        2,631        64,547       46,186         897             217
 Payment for
 shares redeemed.    (105,766)     (27,404)     (8,571)      (6,772)     (131,336)     (37,156)     (3,004)            (53)
                     --------     --------     -------      -------     ---------     --------     -------          ------
 Increase from
 trust share
 transactions....     156,612       60,804       1,171        2,265       244,810      201,876      14,909           5,439
                     --------     --------     -------      -------     ---------     --------     -------          ------
NET INCREASE
(DECREASE) IN NET
ASSETS...........      54,972      104,721      (3,050)       1,161       (58,949)     358,852      15,449           5,810
NET ASSETS
 Beginning of
 Period..........     179,570       74,849      31,577       30,416       452,937       94,085       5,810
                     --------     --------     -------      -------     ---------     --------     -------          ------
 End of Period...    $234,542     $179,570     $28,527      $31,577     $ 393,988     $452,937     $21,259          $5,810
                     ========     ========     =======      =======     =========     ========     =======          ======
Analysis of Trust
Share
Transactions:
 Sold............      11,984        4,233         848          590        10,835        9,353       1,377             526
 Reinvested......       1,788        1,245         145          251         4,228        1,749          75              22
 Redeemed........      (5,757)      (1,847)       (867)        (625)       (5,305)      (1,830)       (242)             (5)
                     --------     --------     -------      -------     ---------     --------     -------          ------
Net increase in
shares
outstanding......       8,015        3,631         126          216         9,758        9,272       1,210             543
                     ========     ========     =======      =======     =========     ========     =======          ======

(*) Commencement of operations
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                                                             American Leaders
                                                        Large Cap               Large Cap
                        Large Cap Value                Value CORE                 Value             Large/Mid Cap Value
                   ------------------------- ------------------------------- ---------------- -------------------------------
                                                             Period from       Period from                    Period from
                    Year Ended   Year Ended   Year Ended  August 31, 1999(*) June 30, 2000(*)  Year Ended  August 31, 1999(*)
                   December 31, December 31, December 31,  to December 31,   to December 31,  December 31,  to December 31,
                       2000         1999         2000            1999              2000           2000            1999
                   ------------ ------------ ------------ ------------------ ---------------- ------------ ------------------
INCREASE
(DECREASE) IN NET
ASSETS
From Operations
 Net investment
 income..........    $  3,416     $  2,774     $   168          $   21            $   34        $    90          $   17
 Net realized
 gain on sales of
 investments.....       7,226        7,671          79             100                18            103              11
 Change in net
 unrealized
 appreciation
 (depreciation)
 of
 Investments.....      11,967       (7,556)        627              70               373          1,310             221
 Futures.........                                   (8)              8
                     --------     --------     -------          ------            ------        -------          ------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations......      22,609        2,889         866             199               425          1,503             249
Distributions to
Shareholders
From:
 Net investment
 income..........      (3,459)      (2,733)       (169)            (19)              (34)           (91)            (15)
 In excess of net
 investment
 income..........          (6)
 Realized gain on
 investments.....      (7,200)      (7,756)        (93)            (82)              (18)          (106)            (11)
 In excess of
 realized gain...        (131)         (28)        (59)             (4)                             (71)             (4)
 Capital paid in.         (90)                     (14)             (9)
                     --------     --------     -------          ------            ------        -------          ------
 Decrease in net
 assets resulting
 from
 distributions...     (10,886)     (10,517)       (335)           (114)              (52)          (268)            (30)
Trust Share
Transactions
 Proceeds from
 shares sold.....      73,820       64,676      11,275           6,323             6,694          8,712           5,905
 Distributions
 reinvested......      10,886       10,517         335             114                51            268              30
 Payment for
 shares redeemed.     (47,743)     (35,081)       (348)           (151)           (1,089)          (588)            (53)
                     --------     --------     -------          ------            ------        -------          ------
 Increase from
 trust share
 transactions....      36,963       40,112      11,262           6,286             5,656          8,392           5,882
                     --------     --------     -------          ------            ------        -------          ------
NET INCREASE
(DECREASE) IN NET
ASSETS...........      48,686       32,484      11,793           6,371             6,029          9,627           6,101
NET ASSETS
 Beginning of
 Period..........     155,849      123,365       6,371                                            6,101
                     --------     --------     -------          ------            ------        -------          ------
 End of Period...    $204,535     $155,849     $18,164          $6,371            $6,029        $15,728          $6,101
                     ========     ========     =======          ======            ======        =======          ======
Analysis of Trust
Share
Transactions:
 Sold............       5,462        4,383       1,118             630               662            806             588
 Reinvested......         780          774          33              12                 4             24               3
 Redeemed........      (3,569)      (2,404)        (35)            (15)             (103)           (56)             (5)
                     --------     --------     -------          ------            ------        -------          ------
Net increase in
shares
outstanding......       2,673        2,753       1,116             627               563            774             586
                     ========     ========     =======          ======            ======        =======          ======

(*) Commencement of operations
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                         Money Market              Mid Cap Value         Small/Mid Cap Growth           Bond Index
                   ------------------------- ------------------------- ------------------------- -------------------------
                    Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                   December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
                       2000         1999         2000         1999         2000         1999         2000         1999
                   ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
INCREASE
(DECREASE) IN NET
ASSETS
From Operations
 Net investment
 income (loss)...    $ 24,827     $ 19,133     $    433     $   584      $   (366)    $   (497)    $ 3,295      $ 2,119
 Net realized
 gain (loss) on
 sales of
 investments.....                                12,793      (2,104)       18,384       26,575        (532)        (186)
 Change in net
 unrealized
 appreciation
 (depreciation)
 of investments..                                13,928       5,960        (2,257)     (17,156)      2,964       (2,724)
                     --------     --------     --------     -------      --------     --------     -------      -------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations......      24,827       19,133       27,154       4,440        15,761        8,922       5,727         (791)
Distributions to
Shareholders
From:
 Net investment
 income..........     (25,112)     (19,133)        (434)       (580)                   (26,069)     (3,317)      (2,057)
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....                                (3,233)                  (17,683)      (1,884)
 In excess of
 realized gain...                                (9,663)                   (1,947)
 Capital paid in.
                     --------     --------     --------     -------      --------     --------     -------      -------
 Decrease in net
 assets resulting
 from
 distributions...     (25,112)     (19,133)     (13,330)       (580)      (19,630)     (27,953)     (3,317)      (2,057)
Capital
Contribution.....         284
Trust Share
Transactions
 Proceeds from
 shares sold.....     582,795      557,157       46,034      29,586        35,984       22,355      45,465       14,617
 Distributions
 reinvested......      25,121       19,133       13,330         580        19,630       27,953       1,488        2,057
 Payment for
 shares redeemed.    (562,297)    (520,250)     (36,105)    (36,696)      (43,666)     (42,678)    (23,031)      (3,391)
                     --------     --------     --------     -------      --------     --------     -------      -------
 Increase
 (decrease) from
 trust share
 transactions....      45,619       56,040       23,259      (6,530)       11,948        7,630      23,922       13,283
                     --------     --------     --------     -------      --------     --------     -------      -------
NET INCREASE
(DECREASE) IN NET
ASSETS...........      45,618       56,040       37,083      (2,670)        8,079      (11,401)     26,332       10,435
NET ASSETS
 Beginning of
 Period..........     451,235      395,195       92,150      94,820       181,931      193,332      38,436       28,001
                     --------     --------     --------     -------      --------     --------     -------      -------
 End of Period...    $496,853     $451,235     $129,233     $92,150      $190,010     $181,931     $64,768      $38,436
                     ========     ========     ========     =======      ========     ========     =======      =======
Analysis of Trust
Share
Transactions:
 Sold............      58,279       55,717        3,243       2,380         2,392        1,398       4,808        1,516
 Reinvested......       2,512        1,913          935          48         1,474        2,105         158          213
 Redeemed........     (56,230)     (52,025)      (2,571)     (2,997)       (2,963)      (2,669)     (2,443)        (352)
                     --------     --------     --------     -------      --------     --------     -------      -------
Net increase
(decrease) in
shares
outstanding......       4,561        5,605        1,607        (569)          903          834       2,523        1,377
                     ========     ========     ========     =======      ========     ========     =======      =======

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                      Large Cap Aggressive Growth       Small/Mid Cap CORE           Small/Mid Cap Value
                    -------------------------------- ------------------------- --------------------------------
                                     Period from                                                Period from
                     Year Ended  August 31, 1999 (*)  Year Ended   Year Ended   Year Ended  August 31, 1999 (*)
                    December 31,   to December 31,   December 31, December 31, December 31,   to December 31,
                        2000            1999             2000         1999         2000            1999
                    ------------ ------------------- ------------ ------------ ------------ -------------------
INCREASE
(DECREASE) IN NET
ASSETS
From Operations
 Net investment
 income (loss)....    $   (88)         $   (15)        $    91       $   18      $    18          $   (2)
 Net realized gain
 (loss) on sales
 of investments...       (648)             133             669          714        3,781             190
 Change in net
 unrealized
 appreciation
 (depreciation) of
 Investments......     (5,205)           2,120            (561)         578         (223)             80
 Foreign currency
 translation......
 Futures..........                                          25            7
                      -------          -------         -------       ------      -------          ------
 Net increase
 (decrease) in net
 assets resulting
 from operations..     (5,941)           2,238             224        1,317        3,576             268
Distributions to
Shareholders From:
 Net investment
 income...........                                         (90)         (18)         (17)
 In excess of net
 investment
 income...........
 Realized gain on
 investments......        (28)             (93)           (671)        (715)      (3,779)           (185)
 In excess of
 realized gain....       (168)                            (102)
 Capital paid in..       (284)                             (53)
                      -------          -------         -------       ------      -------          ------
 Decrease in net
 assets resulting
 from
 distributions....       (480)             (93)           (916)        (733)      (3,796)           (185)
 Trust Share
 Transactions
 Proceeds from
 shares sold......     24,586           12,920          22,514        5,301       21,624           5,326
 Distributions
 reinvested.......        481               93             669          733        3,796             185
 Payment for
 shares redeemed..     (7,476)             (84)         (9,103)      (3,385)      (1,334)            (24)
                      -------          -------         -------       ------      -------          ------
  Increase
  (decrease) from
  trust share
  transactions....     17,591           12,929          14,080        2,649       24,086           5,487
                      -------          -------         -------       ------      -------          ------
NET INCREASE
(DECREASE) IN NET
ASSETS............     11,170           15,074          13,388        3,233       23,866           5,570
NET ASSETS
 Beginning of
 Period...........     15,074                            8,248        5,015        5,570
                      -------          -------         -------       ------      -------          ------
 End of Period....    $26,244          $15,074         $21,636       $8,248      $29,436          $5,570
                      =======          =======         =======       ======      =======          ======
Analysis of Trust
Share
Transactions:
 Sold.............      2,136            1,262           2,174          557        1,733             533
 Reinvested.......         51                8              70           80          339              19
 Redeemed.........       (692)              (7)           (880)        (353)        (107)             (2)
                      -------          -------         -------       ------      -------          ------
Net increase
(decrease) in
shares
outstanding.......      1,495            1,263           1,364          284        1,965             550
                      =======          =======         =======       ======      =======          ======
                       Real Estate Equity
                    -------------------------
                     Year Ended   Year Ended
                    December 31, December 31,
                        2000         1999
                    ------------ ------------
INCREASE
(DECREASE) IN NET
ASSETS
From Operations
 Net investment
 income (loss)....    $  8,456     $  8,880
 Net realized gain
 (loss) on sales
 of investments...       4,057       (5,679)
 Change in net
 unrealized
 appreciation
 (depreciation) of
 Investments......      25,633       (5,829)
 Foreign currency
 translation......           1
 Futures..........
                    ------------ ------------
 Net increase
 (decrease) in net
 assets resulting
 from operations..      38,147       (2,628)
Distributions to
Shareholders From:
 Net investment
 income...........      (8,456)      (8,957)
 In excess of net
 investment
 income...........        (404)
 Realized gain on
 investments......        (649)
 In excess of
 realized gain....      (3,328)
 Capital paid in..      (1,440)
                    ------------ ------------
 Decrease in net
 assets resulting
 from
 distributions....     (14,277)      (8,957)
 Trust Share
 Transactions
 Proceeds from
 shares sold......      51,873       19,688
 Distributions
 reinvested.......      14,277        8,957
 Payment for
 shares redeemed..     (57,423)     (43,635)
                    ------------ ------------
  Increase
  (decrease) from
  trust share
  transactions....       8,727      (14,990)
                    ------------ ------------
NET INCREASE
(DECREASE) IN NET
ASSETS............      32,597      (26,575)
NET ASSETS
 Beginning of
 Period...........     126,214      152,789
                    ------------ ------------
 End of Period....    $158,811     $126,214
                    ============ ============
Analysis of Trust
Share
Transactions:
 Sold.............       4,031        1,643
 Reinvested.......       1,085          756
 Redeemed.........      (4,499)      (3,662)
                    ------------ ------------
Net increase
(decrease) in
shares
outstanding.......         617       (1,263)
                    ============ ============

(*) Commencement of operations
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                         Growth & Income               Managed               Short-Term Bond          Small Cap Equity
                    ------------------------- ------------------------- ------------------------- -------------------------
                     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                    December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
                        2000         1999         2000         1999         2000         1999         2000         1999
                    ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
INCREASE
(DECREASE) IN NET
ASSETS
From Operations
 Net investment
 income...........   $   32,578   $   38,514   $   91,310   $   92,042    $ 4,615      $  4,503     $   920      $    501
 Net realized gain
 (loss) on sales
 of investments...      445,349      516,452      237,169      287,125       (582)       (1,350)      4,551           950
 Change in net
 unrealized
 appreciation
 (depreciation) of
 Investments......     (990,353)      38,349     (319,332)     (97,986)     1,702        (1,085)    (12,268)       (3,703)
 Foreign currency
 translation......                                (11,297)      11,252
 Futures..........                                  1,645         (316)
                     ----------   ----------   ----------   ----------    -------      --------     -------      --------
 Net increase
 (decrease) in net
 assets resulting
 from operations..     (512,426)     593,315         (505)     292,117      5,735         2,068      (6,797)       (2,252)
Distributions to
Shareholders From:
 Net investment
 income...........      (33,412)     (37,895)     (93,117)     (89,766)    (4,591)       (4,483)     (1,004)         (419)
 In excess of net
 investment
 income...........
 Realized gain on
 investments......     (519,555)    (444,028)    (235,437)    (236,198)                                (990)          (92)
 In excess of
 realized gain....      (25,745)                                                                     (1,431)       (1,087)
 Capital paid in .      (44,762)                                                                     (2,130)
                     ----------   ----------   ----------   ----------    -------      --------     -------      --------
 Decrease in net
 assets resulting
 from
 distributions....     (623,474)    (481,923)    (328,554)    (325,964)    (4,591)       (4,483)     (5,555)       (1,598)
 Trust Share
 Transactions
 Proceeds from
 shares sold......      110,896      271,718       66,759      229,925     29,529        33,554      33,823        26,942
 Distributions
 reinvested.......      623,473      481,923      328,531      325,964      4,591         4,483       5,555         1,598
 Payment for
 shares redeemed..     (492,322)    (316,977)    (501,356)    (393,033)   (23,999)      (43,972)    (25,895)      (19,885)
                     ----------   ----------   ----------   ----------    -------      --------     -------      --------
  Increase
  (decrease) from
  trust share
  transactions....      242,047      436,664     (106,066)     162,856     10,121        (5,935)     13,483         8,655
                     ----------   ----------   ----------   ----------    -------      --------     -------      --------
NET INCREASE
(DECREASE) IN NET
ASSETS............     (893,853)     548,056     (435,125)     129,009     11,265        (8,350)      1,131         4,805
NET ASSETS
 Beginning of
 Period...........    4,218,841    3,670,785    3,430,919    3,301,910     68,844        77,194      68,900        64,095
                     ----------   ----------   ----------   ----------    -------      --------     -------      --------
 End of Period....   $3,324,988   $4,218,841   $2,995,794   $3,430,919    $80,109      $ 68,844     $70,031      $ 68,900
                     ==========   ==========   ==========   ==========    =======      ========     =======      ========
Analysis of Trust
Share
Transactions:
 Sold.............        5,816       13,198        4,373       14,370      3,035         3,382       3,114         2,410
 Reinvested.......       43,333       24,670       23,203       21,188        472           455         614           152
 Redeemed.........      (25,508)     (15,364)    (32,979)      (24,638)   (2,466)        (4,438)    (2,378)        (1,782)
                     ----------   ----------   ----------   ----------    -------      --------     -------      --------
Net increase
(decrease) in
shares
outstanding.......       23,641       22,504      (5,403)       10,920      1,041          (601)      1,350           780
                     ==========   ==========   ==========   ==========    =======      ========     =======      ========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                         International
                         Opportunities             Equity Index             High Yield Bond             Global Bond
                   ------------------------- ------------------------- ------------------------- -------------------------
                    Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                   December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
                       2000         1999         2000         1999         2000         1999         2000         1999
                   ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
INCREASE
(DECREASE) IN NET
ASSETS
From Operations
 Net investment
 income..........    $    465     $    518     $  5,723     $  4,679     $ 2,175      $  1,357     $ 3,081      $ 3,346
 Net realized
 gain (loss) on
 sales of
 investments.....       4,855        4,853       18,724       14,409        (518)         (275)       (126)        (178)
 Change in net
 unrealized
 appreciation
 (depreciation)
 of
 Investments.....     (22,685)      15,077      (76,321)      45,659      (4,604)         (223)      6,101       (5,951)
 Foreign currency
 translation.....          (3)          (7)                                                         (1,596)       1,134
 Futures.........                                  (928)          99                                   (90)          75
                     --------     --------     --------     --------     -------      --------     -------      -------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations......     (17,368)      20,441      (52,802)      64,846      (2,947)          859       7,370       (1,574)
Distributions to
Shareholders
From:
 Net investment
 income..........        (423)        (565)      (5,292)      (4,536)     (2,186)       (1,323)     (4,040)      (3,871)
 In excess of net
 investment
 income..........                       (2)
 Realized gain on
 investments.....      (4,722)      (4,642)     (20,438)     (13,884)
 In excess of
 realized gain...        (390)        (180)        (231)
 Capital paid in.        (749)                     (555)
                     --------     --------     --------     --------     -------      --------     -------      -------
 Decrease in net
 assets resulting
 from
 distributions...      (6,284)      (5,389)     (26,516)     (18,420)     (2,186)       (1,323)     (4,040)      (3,871)
Trust Share
Transactions
 Proceeds from
 shares sold.....      81,609       34,115      226,311      220,255      22,157        18,264      11,709       29,103
 Shares issued in
 reorganization
 (Note F)........      22,528
 Distributions
 reinvested......       6,285        5,389       26,516       18,420       2,227         1,323       4,046        3,871
 Payment for
 shares redeemed.     (46,530)     (39,012)     (99,146)     (66,383)    (13,194)      (13,991)    (21,603)     (23,329)
                     --------     --------     --------     --------     -------      --------     -------      -------
 Increase
 (decrease) from
 trust share
 transactions....      63,892          492      153,681      172,292      11,190         5,596      (5,848)       9,645
                     --------     --------     --------     --------     -------      --------     -------      -------
NET INCREASE
(DECREASE) IN NET
ASSETS...........      40,240       15,544       74,363      218,718       6,057         5,132      (2,518)       4,200
NET ASSETS
 Beginning of
 Period..........      79,794       64,250      451,296      232,578      19,921        14,789      70,991       66,791
                     --------     --------     --------     --------     -------      --------     -------      -------
 End of Period...    $120,034     $ 79,794     $525,659     $451,296     $25,978      $ 19,921     $68,473      $70,991
                     ========     ========     ========     ========     =======      ========     =======      =======
Analysis of Trust
Share
Transactions:
 Sold............       5,776        2,657       11,361       11,477       2,663         2,003       1,168        2,816
 Shares issued in
 reorganization
 (Note F)........       1,947
 Reinvested......         536          388        1,473          939         273           146         401          382
 Redeemed........      (3,390)      (3,046)      (5,101)      (3,495)     (1,610)       (1,534)     (2,176)      (2,269)
                     --------     --------     --------     --------     -------      --------     -------      -------
Net increase
(decrease) in
shares
outstanding......       4,869           (1)       7,733        8,921       1,326           615        (607)         929
                     ========     ========     ========     ========     =======      ========     =======      =======

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                Income from Investment Operations                                    Less Distributions
                             --------------------------------------- -------------------------------------------------------
                                          Net Realized
                   Net Asset    Net            and           Total   Distribution Distribution Distribution in Distributions
                   Value at  Investment    Unrealized        From      From Net     From Net      Excess of        From
                   Beginning   Income      Gain (Loss)    Investment  Investment    Gains on   Net Investment     Capital
                   of Period   (Loss)   on Investments(a) Operations    Income    Investments   Income/Gains      Paid in
                   --------- ---------- ----------------- ---------- ------------ ------------ --------------- -------------
Large Cap Growth
 Year Ended
 December 31,
 2000............   $27.33     $0.03         $(4.89)        $(4.86)     $(0.04)      $(2.69)       $(0.78)        $(0.07)
 1999............    26.19      0.09           6.03           6.12       (0.09)       (4.89)          --             --
 1998............    20.82      0.14           8.05           8.19       (0.14)       (2.68)          --             --
 1997............    17.49      0.17           5.21           5.38       (0.17)       (1.88)          --             --
 1996............    17.37      0.25           2.89           3.14       (0.25)       (2.77)          --             --
------------------------------------------------------------------------------------------------------------------------------------
Fundamental
Growth
 Year Ended
 December 31,
 2000 (c)........    14.42     (0.02)         (0.44)         (0.46)        --         (0.76)        (0.65)         (0.03)
 Period from
 August 31, to
 December 31,
 1999 (e)........    10.00     (0.02)          5.34           5.32         --         (0.90)          --             --
------------------------------------------------------------------------------------------------------------------------------------
Aggressive
Balanced
 Year Ended
 December 31,
 2000............    10.62      0.19          (0.35)         (0.16)      (0.19)       (0.02)        (0.01)           --
 Period from
 August 31, to
 December 31,
 1999 (e)........    10.00      0.06           0.64           0.70       (0.05)       (0.03)          --             --
------------------------------------------------------------------------------------------------------------------------------------
Active Bond
 Year Ended
 December 31,
 2000............     9.12      0.64           0.28           0.92       (0.60)         --            --             --
 1999............     9.92      0.67          (0.76)         (0.09)      (0.71)         --            --             --
 1998............     9.95      0.69           0.11           0.80       (0.69)       (0.14)          --             --
 1997............     9.77      0.71           0.24           0.95       (0.71)       (0.06)          --             --
 1996............    10.13      0.69          (0.31)          0.38       (0.69)       (0.05)          --             --
------------------------------------------------------------------------------------------------------------------------------------
CORE Bond
 Period from June
 30, to
 December 31,
 2000 (e)........    10.00      0.32           0.37           0.69       (0.31)       (0.05)          --             --
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets
Equity
 Year Ended
 December 31,
 2000............    12.26     (0.02)         (4.91)         (4.93)        --         (0.62)          --           (0.01)
 1999 (k)........     7.09      0.03           5.35           5.38       (0.01)       (0.10)        (0.42)           --
 Period from May
 1, to
 December 31,
 1998 (e)........    10.00      0.03          (2.91)         (2.88)      (0.02)         --            --           (0.01)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Ratios/Supplemental Data
                                                                                   --------------------------------------------
                                                          Number of                                                   Net
                                               Net Asset   Shares                   Net Assets    Operating       Investment
                                               Value at  Outstanding   Total       End of Period Expenses to     Income (Loss)
                       Total        Capital       End      (000's    Investment       (000's       Average        to Average
                   Distributions Contributions of Period  Omitted)   Return(b)        Omitted)   Net Assets       Net Assets
                   ------------- ------------- --------- ----------- ------------- ------------- --------------- -------------
Large Cap Growth
 Year Ended
 December 31,
 2000............     $(3.58)          --       $18.89     60,719      (17.89)%     $1,146,787      0.46%             0.10%
 1999............      (4.98)          --        27.33     50,580       24.07%       1,382,473      0.39%             0.33%
 1998............      (2.82)          --        26.19     43,016       39.51%       1,126,764      0.41%             0.59%
 1997............      (2.05)          --        20.82     36,236       30.89%         754,398      0.44%             0.86%
 1996............      (3.02)          --        17.49     29,965       18.27%         524,145      0.44%             1.35%
------------------------------------------------------------------------------------------------------------------------------
Fundamental
Growth
 Year Ended
 December 31,
 2000 (c)........      (1.44)          --        12.52      3,684       (3.03)%         46,114      0.96%(d)         (0.38)%
 Period from
 August 31, to
 December 31,
 1999 (e)........      (0.90)          --        14.42        636       54.57%(f)        9,175      0.95%(d)(g)      (0.55)%(g)
------------------------------------------------------------------------------------------------------------------------------
Aggressive
Balanced
 Year Ended
 December 31,
 2000............      (0.22)          --        10.24      2,046       (1.53)%         20,941      0.78%(h)          1.87%
 Period from
 August 31, to
 December 31,
 1999 (e)........      (0.08)          --        10.62      1,119        7.09%(f)       11,883      0.78%(g)(h)       1.68%(g)
------------------------------------------------------------------------------------------------------------------------------
Active Bond
 Year Ended
 December 31,
 2000............      (0.60)          --         9.44     89,197       10.45%         842,299      0.41%(i)          6.98%
 1999............      (0.71)          --         9.12     93,200       (0.94)%        850,286      0.28%             6.97%
 1998............      (0.83)          --         9.92     91,429        8.23%         907,121      0.29%             6.84%
 1997............      (0.77)          --         9.95     80,789       10.11%         803,770      0.31%             7.18%
 1996............      (0.74)          --         9.77     74,315        4.10%         726,111      0.29%             7.07%
------------------------------------------------------------------------------------------------------------------------------
CORE Bond
 Period from June
 30, to
 December 31,
 2000 (e)........      (0.36)          --        10.33        525        7.00%(f)        5,428      0.75%(g)         16.09%(g)
------------------------------------------------------------------------------------------------------------------------------
Emerging Markets
Equity
 Year Ended
 December 31,
 2000............      (0.63)          --         6.70      4,629      (40.11)%         31,010      1.32%(j)         (0.28)%
 1999 (k)........      (0.53)        $0.32       12.26      2,658       81.37%(12)      32,596      1.39%(j)          0.19%
 Period from May
 1, to
 December 31,
 1998 (e)........      (0.03)          --         7.09      1,032      (28.87)%(f)       7,310      1.55%(g)(j)       0.51%(g)
-------------------------------------------------------------------------------------------------------------------------------

                                    Portfolio
                                    Turnover
                                      Rate
                                    ---------
Large Cap Growth
 Year Ended
 December 31,
 2000............                     89.30%
 1999............                     37.42%
 1998............                     56.41%
 1997............                     83.82%
 1996............                    135.98%
----------------------------------------------
Fundamental
Growth
 Year Ended
 December 31,
 2000 (c)........                    250.46%
 Period from
 August 31, to
 December 31,
 1999 (e)........                     61.66%(f)
----------------------------------------------
Aggressive
Balanced
 Year Ended
 December 31,
 2000............                    164.89%
 Period from
 August 31, to
 December 31,
 1999 (e)........                     70.28%(f)
----------------------------------------------
Active Bond
 Year Ended
 December 31,
 2000............                    164.34%
 1999............                    182.90%
 1998............                    228.74%
 1997............                    138.29%
 1996............                    119.12%
----------------------------------------------
CORE Bond
 Period from June
 30, to
 December 31,
 2000 (e)........                    131.71%(f)
----------------------------------------------
Emerging Markets
Equity
 Year Ended
 December 31,
 2000............                    103.90%
 1999 (k)........                    196.32%
 Period from May
 1, to
 December 31,
 1998 (e)........                     53.95%(f)
----------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                Income from Investment Operations                             Less Distributions
                             --------------------------------------- -------------------------------------------------------
                                          Net Realized
                   Net Asset    Net            and           Total   Distribution Distribution Distribution in Distributions
                   Value at  Investment    Unrealized        From      From Net     From Net      Excess of        From
                   Beginning   Income      Gain (Loss)    Investment  Investment    Gains on   Net Investment     Capital
                   of Period   (Loss)   on Investments(a) Operations    Income    Investments   Income/Gains      Paid in
                   --------- ---------- ----------------- ---------- ------------ ------------ --------------- -------------
International
Equity Index
 Year Ended
 December 31,
 2000............   $19.64     $0.23         $(3.64)        $(3.41)     $(0.18)      $(0.59)          --          $(0.07)
 1999............    15.56      0.21           4.51           4.72       (0.21)       (0.38)       $(0.05)           --
 1998............    15.20      0.23           2.91           3.14       (0.23)       (2.55)          --             --
 1997............    16.83      0.13          (0.97)         (0.84)      (0.13)       (0.66)          --             --
 1996............    15.61      0.21           1.22           1.43       (0.21)         --            --             --
-----------------------------------------------------------------------------------------------------------------------------
International
Equity
 Year ended
 December 31,
 2000............    11.95      0.06          (1.78)         (1.72)      (0.04)       (0.30)        (0.04)           --
 Period from
 August 31, to
 December 31,
 1999 (e)........    10.00      0.01           2.12           2.13       (0.01)       (0.17)          --             --
-----------------------------------------------------------------------------------------------------------------------------
Small Cap Growth
 Year ended
 December 31,
 2000............    19.12     (0.02)         (4.16)         (4.18)        --         (0.12)          --           (1.35)
 1999............    12.99     (0.21)          9.06           8.85         --         (2.72)          --             --
 1998............    11.34     (0.05)          1.70           1.65         --           --            --             --
 1997............     9.93     (0.02)          1.44           1.42         --           --            --           (0.01)
 Period from May
 1, to December
 31, 1996 (e)....    10.00      0.01          (0.06)         (0.05)      (0.02)         --            --             --
-----------------------------------------------------------------------------------------------------------------------------
Global Balanced
 Year ended
 December 31,
 2000 (o)........    10.71      0.23          (1.20)         (0.97)      (0.24)       (0.01)        (0.10)         (0.12)
 1999............    11.12      0.29           0.25           0.54       (0.29)       (0.44)        (0.16)         (0.06)
 1998............    10.11      0.34           1.44           1.78       (0.34)       (0.42)          --           (0.01)
 1997............    10.39      0.33          (0.05)          0.28       (0.33)       (0.22)          --           (0.01)
 Period from May
 1, to December
 31, 1996 (e)....    10.00      0.24           0.41           0.65       (0.24)       (0.02)          --             --
-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Ratios/Supplemental Data
                                                                     --------------------------------------------------------
                                            Number of                                                   Net
                                 Net Asset   Shares                   Net Assets    Operating       Investment
                                 Value at  Outstanding   Total       End of Period Expenses to     Income (Loss) Portfolio
                       Total        End      (000's    Investment       (000's       Average        to Average   Turnover
                   Distributions of Period  Omitted)   Return(b)       Omitted)    Net Assets       Net Assets     Rate
                   ------------- --------- ----------- ------------- ------------- --------------- ------------- ------------
International
Equity Index
 Year Ended
 December 31,
 2000............     $(0.84)     $15.39     12,668      (17.42)%      $195,012       0.28%(l)          1.40%      14.86%
 1999............      (0.64)      19.64     12,421       30.87%        244,017       0.31%(l)          1.26%      19.01%
 1998............      (2.78)      15.56     11,127       20.82%        173,137       0.56%(l)          1.45%     158.63%
 1997............      (0.79)      15.20     10,024       (5.03)%       152,359       0.79%             0.78%      83.13%
 1996............      (0.21)      16.83      9,254        9.19%        155,753       0.76%             1.30%      92.03%
-----------------------------------------------------------------------------------------------------------------------------
International
Equity
 Year ended
 December 31,
 2000............      (0.38)       9.85      1,595      (14.37)%        15,716       1.10%(m)          0.53%      75.41%
 Period from
 August 31, to
 December 31,
 1999 (e)........      (0.18)      11.95      1,040       21.49%(f)      12,430       1.10%(g)(m)       0.21%(g)   26.76%(f)
-----------------------------------------------------------------------------------------------------------------------------
Small Cap Growth
 Year ended
 December 31,
 2000............      (1.47)      13.47     17,409      (21.43)%       234,542       0.82%            (0.50)%     97.73%
 1999............      (2.72)      19.12      9,394       70.38%        179,570       0.89%            (0.70)%    113.11%
 1998............        --        12.99      5,763       14.49%         74,849       1.00%(n)         (0.65)%    101.16%
 1997............      (0.01)      11.34      4,298       14.26%         48,761       1.00%(n)         (0.28)%     86.23%
 Period from May
 1, to December
 31, 1996 (e)....      (0.02)       9.93      2,077       (0.50)%(f)     20,633       1.00%(g)(n)       0.12%(g)   50.93%(f)
-----------------------------------------------------------------------------------------------------------------------------
Global Balanced
 Year ended
 December 31,
 2000 (o)........      (0.47)       9.27      3,076       (9.08)%        28,527       0.98%(p)          2.32%     171.38%
 1999............      (0.95)      10.71      2,950        5.11%         31,577       1.00%(p)          2.73%     131.21%
 1998............      (0.77)      11.12      2,734       17.99%         30,416       1.10%(p)          3.20%     103.55%
 1997............      (0.56)      10.11      2,514        2.65%         25,420       1.10%(p)          3.18%      81.04%
 Period from May
 1, to December
 31, 1996 (e)....      (0.26)      10.39      2,319        6.73%(f)      24,098       1.10%(g)(p)       3.59%(g)   22.21%(f)
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                              Income from Investment Operations                           Less Distributions
                             ------------------------------------ -----------------------------------------------------
                                         Net Realized
                   Net Asset    Net          and                  Distribution Distribution  Distribution
                   Value at  Investment   Unrealized   Total From   From Net     From Net    in Excess of  Distribution
                   Beginning   Income   Gain (Loss) on Investment  Investment    Gains on   Net Investment From Capital
                   of Period   (Loss)   Investments(a) Operations    Income    Investments   Income/Gains    Paid in
                   --------- ---------- -------------- ---------- ------------ ------------ -------------- ------------
Mid Cap Growth
 Year ended
 December 31,
 2000............   $29.22     $(0.05)     $(10.49)     $(10.54)        --        $(0.41)       $(1.61)       $(1.06)
 1999............    15.12      (0.19)       17.70        17.51         --         (3.41)          --            --
 1998............    11.93      (0.09)        4.75         4.66         --         (1.32)          --          (0.15)
 1997............    10.22      (0.02)        1.73         1.71         --           --            --            --
 Period from May
 1, to December
 31, 1996 (e)....    10.00       0.05         0.22         0.27      $(0.05)         --            --            --
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Blend
 Year ended
 December 31,
 2000............    10.70       0.04         1.93         1.97       (0.04)       (0.24)        (0.27)          --
 Period from
 August 31, to
 December 31,
 1999 (e)........    10.00       0.03         1.10         1.13       (0.03)       (0.40)          --            --
----------------------------------------------------------------------------------------------------------------------------
Large Cap Value
 Year ended
 December 31,
 2000............    13.49       0.27         1.45         1.72       (0.28)       (0.53)       (0.01)        (0.01)
 1999............    14.02       0.27         0.18         0.45       (0.27)       (0.71)          --            --
 1998............    13.57       0.28         0.96         1.24       (0.28)       (0.51)          --            --
 1997............    11.09       0.29         2.84         3.13       (0.29)       (0.36)          --            --
 Period from May
 1, to December
 31, 1996 (e)....    10.00       0.16         1.22         1.38       (0.16)       (0.13)          --            --
----------------------------------------------------------------------------------------------------------------------------
Large Cap Value
CORE
 Year ended
 December 31,
 2000............    10.16       0.15         0.36         0.51       (0.15)       (0.06)        (0.03)       ((0.01)
 Period from
 August 31, to
 December 31,
 1999 (e)........    10.00       0.04         0.31         0.35       (0.03)       (0.14)        (0.01)        (0.01)
----------------------------------------------------------------------------------------------------------------------------
American Leaders
Large Cap Value
 Period from June
 30, to December
 31, 2000 (e)....    10.00       0.06         0.74         0.80       (0.06)       (0.03)          --            --
----------------------------------------------------------------------------------------------------------------------------
                                                                                Ratios/Supplemental Data
                                                                    --------------------------------------------------------
                                            Number of                                                  Net
                                 Net Asset   Shares                  Net Assets    Operating       Investment
                                 Value at  Outstanding   Total      End of Period Expenses to     Income (Loss) Portfolio
                       Total        End      (000's    Investment      (000's       Average        to Average   Turnover
                   Distributions of Period  Omitted)   Return(b)      Omitted)    Net Assets       Net Assets     Rate
                   ------------- --------- ----------- ------------ ------------- --------------- ------------- ------------
Mid Cap Growth
 Year ended
 December 31,
 2000............     $(3.08)     $15.60     25,254      (35.86)%     $393,988       0.85%            (0.43)%    140.94%
 1999............      (3.41)      29.22     15,496      118.31%       452,937       0.93%            (0.68)%    106.06%
 1998............      (1.47)      15.12      6,224       39.07%        94,085       1.10%(q)         (0.64)%    137.01%
 1997............        --        11.93      3,374       16.66%        40,235       1.10%(q)         (0.26)%    124.04%
 Period from May
 1, to December
 31, 1996 (e)....      (0.05)      10.22      1,613        2.69%(f)     16,492       1.10%(g)(q)       0.92%(g)   71.25%(f)
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Blend
 Year ended
 December 31,
 2000............      (0.55)      12.12      1,753       18.58%        21,259       0.85%(r)          0.44%     138.64%
 Period from
 August 31, to
 December 31,
 1999 (e)........      (0.43)      10.70        543       11.53%(f)      5,810       0.85%(g)(r)       0.82%(g)   55.68%(f)
----------------------------------------------------------------------------------------------------------------------------
Large Cap Value
 Year ended
 December 31,
 2000............      (0.83)      14.38     14,225       12.97%       204,535       0.78%             2.04%      42.12%
 1999............      (0.98)      13.49     11,552        3.28%       155,849       0.85%             1.88%      32.62%
 1998............      (0.79)      14.02      8,799        9.26%       123,365       0.92%             2.08%      18.46%
 1997............      (0.65)      13.57      5,399       28.56%        73,269       1.00%(s)          2.42%      19.21%
 Period from May
 1, to December
 31, 1996 (e)....      (0.29)      11.09      1,784       13.90%(f)     19,781       1.00%(g)(s)       2.74%(g)   19.95%(f)
----------------------------------------------------------------------------------------------------------------------------
Large Cap Value
CORE
 Year ended
 December 31,
 2000............      (0.25)      10.42      1,743        5.12%        18,164       0.85%(t)          1.54%      59.15%
 Period from
 August 31, to
 December 31,
 1999 (e)........      (0.19)      10.16        627        3.58%(f)      6,371       0.85%(g)(t)       1.13%(g)   30.90%(f)
----------------------------------------------------------------------------------------------------------------------------
American Leaders
Large Cap Value
 Period from June
 30, to December
 31, 2000 (e)....      (0.09)      10.71        563        8.02%(f)      6,029       0.85%(g)          1.22%(g)   17.16%(f)
----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                Income from Investment Operations                                   Less Distributions
                             --------------------------------------- -----------------------------------------------------
                                            Net Realized
                   Net Asset                    and                  Distribution Distribution  Distribution
                   Value at       Net        Unrealized   Total From   From Net     From Net    in Excess of  Distribution
                   Beginning  Investment   Gain/(Loss) on Investment  Investment    Gains on   Net Investment From Capital
                   of Period Income/(Loss) Investments(a) Operations    Income    Investments   Income/Gains    Paid in
                   --------- ------------- -------------- ---------- ------------ ------------ -------------- ------------
Large/Mid Cap
Value
 Year ended
 December 31,
 2000............   $10.42      $ 0.09         $ 1.30       $ 1.39      $(0.10)      $(0.08)       $(0.06)          --
 Period from
 August 31, to
 December 31,
 1999 (e)........    10.00        0.03           0.45         0.48       (0.03)       (0.02)        (0.01)          --
------------------------------------------------------------------------------------------------------------------------------------
Money Market
 Year ended
 December 31,
 2000............    10.00        0.60            --          0.60       (0.60)         --            --         $(0.01)
 1999............    10.00        0.45            --          0.45       (0.45)         --            --            --
 1998............    10.00        0.53            --          0.53       (0.53)         --            --            --
 1997............    10.00        0.53            --          0.53       (0.53)         --            --            --
 1996............    10.00        0.52            --          0.52       (0.52)         --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value
 Year ended
 December 31,
 2000............    12.78        0.06           3.51         3.57       (0.06)       (0.41)        (1.23)          --
 1999............    12.19        0.08           0.59         0.67       (0.08)         --            --            --
 1998............    13.87        0.11          (1.68)       (1.57)      (0.11)         --            --            --
 1997............    11.35        0.05           3.59         3.64       (0.05)       (1.07)          --            --
 Period from May
 1, to December
 31, 1996 (e)....    10.00        0.04           1.57         1.61       (0.04)       (0.22)          --            --
------------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap
Growth
 Year ended
 December 31,
 2000............    14.03       (0.02)          1.27         1.25         --         (1.43)       (0.15)           --
 1999............    15.94       (0.07)          0.74         0.67         --         (2.41)          --          (0.17)
 1998............    15.39       (0.02)          0.88         0.86         --         (0.31)          --            --
 1997............    16.52        0.01           0.56         0.57       (0.01)       (1.69)          --            --
 1996............    13.18        0.02           3.99         4.01       (0.02)       (0.65)          --            --
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Ratios/Supplemental Data
                                                                                  -------------------------------------------
                                                          Number of                                                  Net
                                               Net Asset   Shares                  Net Assets    Operating       Investment
                                               Value at  Outstanding   Total      End of Period Expenses to     Income (Loss)
                       Total        Capital       End      (000's    Investment      (000's       Average        to Average
                   Distributions Contributions of Period  Omitted)   Return(b)      Omitted)    Net Assets       Net Assets
                   ------------- ------------- --------- ----------- ------------ ------------- --------------- -------------
Large/Mid Cap
Value
 Year ended
 December 31,
 2000............     $(0.24)          --       $11.57      1,360       13.41%      $ 15,728       1.05%(u)          0.97%
 Period from
 August 31, to
 December 31,
 1999 (e)........      (0.06)          --        10.42        586        4.72%(f)      6,101       1.05%(g)(u)       0.94%(g)
------------------------------------------------------------------------------------------------------------------------------
Money Market
 Year ended
 December 31,
 2000............      (0.61)        $0.01       10.00     49,685        6.29%(v)    496,853       0.29%             6.05%
 1999............      (0.45)          --        10.00     45,124        5.05%       451,235       0.31%             4.95%
 1998............      (0.53)          --        10.00     39,519        5.40%       395,195       0.31%             5.29%
 1997............      (0.53)          --        10.00     22,944        5.38%       229,443       0.33%             5.32%
 1996............      (0.52)          --        10.00     21,324        5.32%       213,235       0.30%             5.20%
------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value
 Year ended
 December 31,
 2000............      (1.70)          --        14.65      8,819       28.38%       129,233       0.87%             0.42%
 1999............      (0.08)          --        12.78      7,212        5.52%        92,150       0.92%             0.64%
 1998............      (0.11)          --        12.19      7,781      (11.33)%       94,820       0.96%             0.93%
 1997............      (1.12)          --        13.87      4,686       32.17%        64,973       1.05%(w)          0.53%
 Period from May
 1, to December
 31, 1996 (e)....      (0.26)          --        11.35        963       16.18%(f)     10,926       1.05%(g)(w)       0.69%(g)
------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap
Growth
 Year ended
 December 31,
 2000............      (1.58)          --        13.70     13,866        9.25%       190,010       0.85%            (0.20)%
 1999............      (2.58)          --        14.03     12,963        5.15%       181,931       0.85%            (0.27)%
 1998............      (0.31)          --        15.94     12,129        5.61%       193,332       0.89%            (0.11)%
 1997............      (1.70)          --        15.39     13,884        3.44%       213,612       0.85%             0.09%
 1996............      (0.67)          --        16.52     11,749       30.33%       194,108       0.84%             0.18%
------------------------------------------------------------------------------------------------------------------------------

                          Portfolio
                          Turnover
                            Rate
                          ---------
Large/Mid Cap
Value
 Year ended
 December 31,
 2000............           86.97%
 Period from
 August 31, to
 December 31,
 1999 (e)........           23.03%(f)
--------------------------------------
Money Market
 Year ended
 December 31,
 2000............             n/a
 1999............             n/a
 1998............             n/a
 1997............             n/a
 1996............             n/a
--------------------------------------
Mid Cap Value
 Year ended
 December 31,
 2000............          235.80%
 1999............          137.06%
 1998............          173.33%
 1997............           93.78%
 Period from May
 1, to December
 31, 1996 (e)....           62.99%(f)
--------------------------------------
Small/Mid Cap
Growth
 Year ended
 December 31,
 2000............          103.19%
 1999............          172.58%
 1998............          162.21%
 1997............          331.19%
 1996............          217.84%
--------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                              Income from Investment Operations                           Less Distributions
                             ------------------------------------ -----------------------------------------------------
                                         Net Realized
                   Net Asset                 and                  Distribution Distribution  Distribution
                   Value at     Net       Unrealized   Total From   From Net     From Net    in Excess of  Distribution
                   Beginning Investment Gain/(Loss) on Investment  Investment    Gains on   Net Investment From Capital
                   of Period   Income   Investments(a) Operations    Income    Investments   Income/Gains    Paid in
                   --------- ---------- -------------- ---------- ------------ ------------ -------------- ------------
Bond Index
 Year ended
 December 31,
 2000............   $ 9.32     $ 0.62       $ 0.43       $ 1.05      $(0.63)         --            --            --
 1999............    10.19       0.63        (0.89)       (0.26)      (0.61)         --            --            --
 Period from May
 1, to December
 31, 1998 (e)....    10.00       0.42         0.29         0.71       (0.42)      $(0.10)          --            --
------------------------------------------------------------------------------------------------------------------------------
Large Cap
Aggressive Growth
 Year ended
 December 31,
 2000............    11.94      (0.03)       (2.21)       (2.24)        --         (0.01)       $(0.06)       $(0.11)
 Period from
 August 31, to
 December 31,
 1999 (e)........    10.00      (0.01)        2.03         2.02         --         (0.08)          --            --
------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap
CORE
 Year ended
 December 31,
 2000............     9.82       0.05         0.39         0.44       (0.05)       (0.32)        (0.05)        (0.02)
 1999............     9.02       0.02         1.77         1.79       (0.03)       (0.96)          --            --
 Period from May
 1, to December
 31, 1998 (e)....    10.00        --         (0.98)       (0.98)        --           --            --            --
------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap
Value
 Year ended
 December 31,
 2000............    10.13       0.01         3.37         3.38       (0.01)       (1.80)          --            --
 Period from
 August 31, to
 December 31,
 1999 (e)........    10.00        --          0.49         0.49         --         (0.36)          --            --
------------------------------------------------------------------------------------------------------------------------------
Real Estate
Equity
 Year ended
 December 31,
 2000 (k)........    11.47       0.76         2.73         3.49       (0.76)       (0.06)        (0.17)        (0.30)
 1999............    12.46       0.78        (0.99)       (0.21)      (0.78)         --            --            --
 1998............    15.91       0.77        (3.38)       (2.61)      (0.70)       (0.14)          --            --
 1997............    14.64       0.77         1.68         2.45       (0.71)       (0.41)          --          (0.06)
 1996............    11.70       0.76         2.97         3.73       (0.76)       (0.03)          --            --
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Ratios/Supplemental Data
                                                                     ---------------------------------------------------------
                                            Number of                                                   Net
                                 Net Asset   Shares                   Net Assets    Operating       Investment
                                 Value at  Outstanding   Total       End of Period Expenses to     Income (Loss)  Portfolio
                       Total        End      (000's    Investment       (000's       Average        to Average    Turnover
                   Distributions of Period  Omitted)   Return(b)       Omitted)    Net Assets       Net Assets      Rate
                   ------------- --------- ----------- ------------- ------------- --------------- -------------- ------------
Bond Index
 Year ended
 December 31,
 2000............     $(0.63)     $ 9.74      6,648       11.81%       $ 64,768       0.25%(x)          6.80%       33.14%
 1999............      (0.61)       9.32      4,125       (2.57)%        38,436       0.29%(x)          6.56%       17.06%
 Period from May
 1, to December
 31, 1998 (e)....      (0.52)      10.19      2,748        7.20%(f)      28,001       0.40%(g)(x)       6.17%(g)    21.09%(f)
------------------------------------------------------------------------------------------------------------------------------
Large Cap
Aggressive Growth
 Year ended
 December 31,
 2000............      (0.18)       9.52      2,758      (18.77)%        26,244       1.00%(y)         (0.37)%      75.97%
 Period from
 August 31, to
 December 31,
 1999 (e)........      (0.08)      11.94      1,263       20.18%(f)      15,074       1.08%(g)(y)      (0.39)%(g)   18.97%(f)
------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap
CORE
 Year ended
 December 31,
 2000............      (0.44)       9.82      2,204        4.63%         21,636       0.90%(z)          0.56%       94.78%
 1999............      (0.99)       9.82        840       20.54%          8,248       0.94%(z)          0.30%      109.12%
 Period from May
 1, to December
 31, 1998 (e)....        --         9.02        556       (9.81)%(f)      5,015       1.05%(g)(z)      (0.01)%(g)   60.51%(f)
------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap
Value
 Year ended
 December 31,
 2000............      (1.81)      11.70      2,515       34.19%         29,436       1.05%(1)          0.13%      220.80%
 Period from
 August 31, to
 December 31,
 1999 (e)........      (0.36)      10.13        550        5.08%(f)       5,570       1.05%(g)(1)      (0.12)%(g)   51.97%(f)
------------------------------------------------------------------------------------------------------------------------------
Real Estate
Equity
 Year ended
 December 31,
 2000 (k)........      (1.29)      13.67     11,617       31.29%        158,811       0.76%             5.99%       58.81%
 1999............      (0.78)      11.47     11,000       (1.69)%       126,214       0.70%             6.38%       12.95%
 1998............      (0.84)      12.46     12,263      (16.71)%       152,789       0.69%             5.48%       22.69%
 1997............      (1.18)      15.91     12,830       17.22%        204,131       0.69%             5.12%       20.04%
 1996............      (0.79)      14.64     10,325       33.07%        151,105       0.69%             6.14%       18.37%
------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                              Income from Investment Operations                           Less Distributions
                             ------------------------------------ -----------------------------------------------------
                                         Net Realized
                   Net Asset                 and                  Distribution Distribution  Distribution
                   Value at     Net       Unrealized   Total From   From Net     From Net    in Excess of  Distribution
                   Beginning Investment Gain/(Loss) on Investment  Investment    Gains on   Net Investment From Capital
                   of Period   Income   Investments(a) Operations    Income    Investments   Income/Gains    Paid in
                   --------- ---------- -------------- ---------- ------------ ------------ -------------- ------------
Growth & Income
 Year ended
 December 31,
 2000 (c)........   $20.01     $0.17        $(2.77)      $(2.60)     $(0.17)      $(2.69)       $(0.14)       $(0.23)
 1999............    19.49      0.20          2.88         3.08       (0.20)       (2.36)          --            --
 1998............    16.61      0.23          4.75         4.98       (0.23)       (1.87)          --            --
 1997............    14.65      0.27          4.07         4.34       (0.27)       (2.11)          --            --
 1996............    13.94      0.34          2.43         2.77       (0.34)       (1.72)          --            --
-------------------------------------------------------------------------------------------------------------------------
Managed
 Year ended
 December 31,
 2000 (o)........    15.45      0.44         (0.45)       (0.01)      (0.44)       (1.18)          --            --
 1999............    15.64      0.44          0.94         1.38       (0.43)       (1.14)          --            --
 1998............    14.35      0.46          2.43         2.89       (0.46)       (1.09)          --          (0.05)
 1997............    13.35      0.59          1.86         2.45       (0.59)       (0.78)          --          (0.08)
 1996............    13.73      0.61          0.81         1.42       (0.61)       (1.19)          --            --
-------------------------------------------------------------------------------------------------------------------------
Short-Term Bond
 Year ended
 December 31,
 2000............     9.72      0.61          0.14         0.75       (0.61)         --            --            --
 1999............    10.05      0.61         (0.33)        0.28       (0.61)         --            --            --
 1998............    10.08      0.61         (0.03)        0.58       (0.61)         --            --            --
 1997............    10.05      0.59          0.03         0.62       (0.59)         --            --            --
 1996............    10.23      0.54         (0.18)        0.36       (0.54)         --            --            --
-------------------------------------------------------------------------------------------------------------------------
Small Cap Equity
 Year ended
 December 31,
 2000 (o)........    10.92      0.14         (1.13)       (0.99)      (0.15)       (0.14)        (0.20)        (0.30)
 1999............    11.59      0.09         (0.50)       (0.41)      (0.07)       (0.01)        (0.18)          --
 1998............    12.40      0.07         (0.81)       (0.74)      (0.07)         --            --            --
 1997............    10.73      0.08          2.66         2.74       (0.08)       (0.99)          --            --
 Period from May
 1, to December
 31, 1996 (e)....    10.00      0.07          0.96         1.03       (0.07)       (0.23)          --            --
-------------------------------------------------------------------------------------------------------------------------
                                                                              Ratios/Supplemental Data
                                                                    -----------------------------------------------------
                                            Number of                                               Net
                                 Net Asset   Shares                  Net Assets   Operating      Investment
                                 Value at  Outstanding   Total      End of Period  Expenses      Income to   Portfolio
                       Total        End      (000's    Investment      (000's     to Average      Average    Turnover
                   Distributions of Period  Omitted)   Return(b)      Omitted)    Net Assets     Net Assets    Rate
                   ------------- --------- ----------- ------------ ------------- -------------- ----------- ------------
Growth & Income
 Year ended
 December 31,
 2000 (c)........     $(3.23)     $14.18     234,464     (13.10)%    $3,324,988      0.40%          0.84%     112.94%
 1999............      (2.56)      20.01     210,823      16.23%      4,218,841      0.28%          0.98%      70.16%
 1998............      (2.10)      19.49     188,319      30.25%      3,670,785      0.27%          1.24%      48.45%
 1997............      (2.38)      16.61     167,773      29.79%      2,785,964      0.28%          1.61%      74.56%
 1996............      (2.06)      14.65     139,748      20.10%      2,047,927      0.27%          2.24%      81.02%
-------------------------------------------------------------------------------------------------------------------------
Managed
 Year ended
 December 31,
 2000 (o)........      (1.62)      13.82     216,688       0.03%      2,995,794      0.46%          2.86%     199.27%
 1999............      (1.57)      15.45     222,091       9.10%      3,430,919      0.36%          2.75%     203.86%
 1998............      (1.60)      15.64     211,171      20.42%      3,301,910      0.36%          2.99%     160.57%
 1997............      (1.45)      14.35     195,139      18.72%      2,800,127      0.37%          4.18%     200.41%
 1996............      (1.80)      13.35     178,745      10.72%      2,386,660      0.36%          4.41%     113.61%
-------------------------------------------------------------------------------------------------------------------------
Short-Term Bond
 Year ended
 December 31,
 2000............      (0.61)       9.86       8,122       7.98%         80,109      0.36%          6.27%      45.27%
 1999............      (0.61)       9.72       7,081       2.96%         68,844      0.43%          6.25%     100.04%
 1998............      (0.61)      10.05       7,682       5.82%         77,194      0.53%          6.17%     184.50%
 1997............      (0.59)      10.08       5,070       6.41%         51,120      0.57%          5.67%     108.29%
 1996............      (0.54)      10.05       5,840       3.61%         58,676      0.75%(2)       5.66%      20.68%
-------------------------------------------------------------------------------------------------------------------------
Small Cap Equity
 Year ended
 December 31,
 2000 (o)........      (0.79)       9.14       7,661      (8.89)%        70,031      0.92%(3)       1.25%     189.57%
 1999............      (0.26)      10.92       6,311      (3.43)%        68,900      0.95%(3)       0.78%     117.33%
 1998............      (0.07)      11.59       5,531       5.96%         64,095      1.05%(3)       0.63%     100.83%
 1997............      (1.07)      12.40       3,488      25.57%         43,261      1.05%(3)       0.68%     126.10%
 Period from May
 1, to December
 31, 1996 (e)....      (0.30)      10.73         982      10.33%(f)      10,541      1.05%(g)(3)    1.15%(g)   66.31%(f)
-------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                              Income from Investment Operations                           Less Distributions
                             ------------------------------------ -----------------------------------------------------
                                         Net Realized
                   Net Asset                 and                  Distribution Distribution  Distribution
                   Value at     Net       Unrealized   Total From   From Net     From Net    in Excess of  Distribution
                   Beginning Investment Gain/(Loss) on Investment  Investment    Gains on   Net Investment From Capital
                   of Period   Income   Investments(a) Operations    Income    Investments   Income/Gains    Paid in
                   --------- ---------- -------------- ---------- ------------ ------------ -------------- ------------
International
Opportunities
 Year ended
 December 31,
 2000 (4)........   $15.17     $0.07        $(2.57)      $(2.50)     $(0.06)      $(0.62)       $(0.05)       $(0.09)
 1999............    12.21      0.10          3.95         4.05       (0.11)       (0.94)        (0.04)          --
 1998............    10.63      0.11          1.57         1.68       (0.10)         --            --            --
 1997............    10.60      0.10          0.11         0.21       (0.10)       (0.08)          --            --
 Period from May
 1, to December
 31, 1996 (e)....    10.00      0.07          0.60         0.67       (0.07)         --            --            --
------------------------------------------------------------------------------------------------------------------------------
Equity Index
 Year ended
 December 31,
 2000............    20.46      0.22         (2.09)       (1.87)      (0.22)       (0.72)          --          (0.01)
 1999............    17.70      0.27          3.41         3.68       (0.26)       (0.66)          --            --
 1998............    14.21      0.25          3.76         4.01       (0.24)       (0.28)          --            --
 1997............    11.10      0.24          3.41         3.65       (0.24)       (0.25)          --          (0.05)
 Period from May
 1, to December
 31, 1996 (e)....    10.00      0.15          1.26         1.41       (0.15)       (0.10)          --          (0.06)
------------------------------------------------------------------------------------------------------------------------------
High Yield Bond
 Year ended
 December 31,
 2000............     8.99      0.73         (1.65)       (0.92)      (0.74)         --            --            --
 1999............     9.23      0.72         (0.26)        0.46       (0.70)         --            --            --
 Period from May
 1, to December
 31, 1998 (e)....    10.00      0.46         (0.76)       (0.30)      (0.46)       (0.01)          --            --
------------------------------------------------------------------------------------------------------------------------------
Global Bond
 Year ended
 December 31,
 2000 (o)........     9.82      0.48          0.67         1.15       (0.63)         --            --            --
 1999............    10.60      0.48         (0.70)       (0.22)      (0.56)         --            --            --
 1998............    10.24      0.54          0.38         0.92       (0.29)       (0.09)          --          (0.18)
 1997............    10.16      0.59          0.30         0.89       (0.61)       (0.15)          --          (0.05)
 Period from May
 1, to December
 31, 1996 (e)....    10.00      0.38          0.28         0.66       (0.38)       (0.12)          --            --
                                                                                  Ratios/Supplemental Data
                                                                       -------------------------------------------------------
                                            Number of                                                    Net
                                 Net Asset   Shares                     Net Assets    Operating       Investment
                                 Value at  Outstanding   Total         End of Period Expenses to      Income to   Portfolio
                       Total        End      (000's    Investment         (000's       Average         Average    Turnover
                   Distributions of Period  Omitted)   Return(b)         Omitted)    Net Assets       Net Assets    Rate
                   ------------- --------- ----------- --------------- ------------- ---------------- ----------- ------------
International
Opportunities
 Year ended
 December 31,
 2000 (4)........     $(0.82)     $11.85     10,128      (16.36)%(6)     $120,034       0.93%(5)         0.47%      37.92%
 1999............      (1.09)      15.17      5,259       34.01%           79,794       1.02%(5)         0.77%      34.02%
 1998............      (0.10)      12.21      5,260       15.92%           64,250       1.16%(5)         0.89%      18.67%
 1997............      (0.18)      10.63      2,882        1.95%           30,631       1.22%(5)         0.65%      21.09%
 Period from May
 1, to December
 31, 1996 (e)....      (0.07)      10.60      1,689        6.72%(f)        17,898       1.25%(g)(5)      0.87%(g)    5.46%(f)
------------------------------------------------------------------------------------------------------------------------------
Equity Index
 Year ended
 December 31,
 2000............      (0.95)      17.64     29,793       (9.15)%         525,659       0.19%            1.12%      34.11%
 1999............      (0.92)      20.46     22,060       21.08%          451,296       0.00%(7)         1.42%      55.24%
 1998............      (0.52)      17.70     13,139       28.45%          232,578       0.00%(7)         1.59%      43.31%
 1997............      (0.54)      14.21      7,134       32.79%(8)       101,390       0.00%(7)         1.97%      64.56%
 Period from May
 1, to December
 31, 1996 (e)....      (0.31)      11.10      1,320       14.23%(f)(9)     14,650       0.00%(g)(7)      2.47%(g)   15.72%(f)
------------------------------------------------------------------------------------------------------------------------------
High Yield Bond
 Year ended
 December 31,
 2000............      (0.74)       7.33      3,543      (10.81)%          25,978       0.75%(10)        8.88%      21.94%
 1999............      (0.70)       8.99      2,217        5.13%           19,921       0.80%(10)        7.94%      38.62%
 Period from May
 1, to December
 31, 1998 (e)....      (0.47)       9.23      1,602       (2.98)%(f)       14,789       0.90%(g)(10)     7.43%(g)   17.67%(f)
------------------------------------------------------------------------------------------------------------------------------
Global Bond
 Year ended
 December 31,
 2000 (o)........      (0.63)      10.34      6,623       12.00%           68,473       0.81%(11)        4.71%     209.39%
 1999............      (0.56)       9.82      7,230       (2.16)%          70,991       0.83%(11)        4.70%     332.06%
 1998............      (0.56)      10.60      6,301        9.15%           66,791       0.95%(11)        5.27%     186.70%
 1997............      (0.81)      10.24      2,797        9.05%           28,647       1.00%(11)        5.80%      69.38%
 Period from May
 1, to December
 31, 1996 (e)....      (0.50)      10.16      1,271        6.71%(f)        12,907       1.00%(g)(11)     6.05%(g)  171.39%(f)

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuation market values of the portfolio.
(b) The performance of the Funds shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) The Fund entered into a new Sub-Advisory agreement with Putnam Investment Management, Inc. during the period shown.
(d) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.00%, and 1.09% for the years ended December 31, 2000 and 1999, respectively.
(e) Commencement of investment operations.
(f) Not annualized.
(g) Annualized.
(h) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .89%, and .96% for the years ended December 31, 2000 and 1999, respectively.
(i) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .44% for the year ended December 31, 2000.
(j) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.49%, 3.44%, and 3.69% for the years ended December 31, 2000, 1999 and 1998, respectively.
(k) The Fund entered into a new Sub-Advisory agreement with Morgan Stanley Investment Management, Inc. during the period shown.
(l) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .37%, .38% and .63% for the years ended December 31, 2000, 1999 and 1998, respectively.
(m) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.76% and 1.71% for the years ended December 31, 2000 and 1999, respectively.
(n) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.05%, 1.12%, and 1.55%, for the years ended December 31, 1998, 1997 and 1996, respectively.
(o) The Fund entered into a new Sub-Advisory agreement with Capital Guardian Trust Company during the period shown.
(p) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.27%, 1.31%, 1.82, 1.56% and 1.44% for the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(q) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.13%, 1.42%, and 2.34% for the years ended December 31, 1998, 1997 and 1996, respectively.
(r) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.04% and 1.20% for the years ended December 31, 2000 and 1999, respectively.
(s) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.06% and 2.74% for the years ended December 31, 1997 and 1996 respectively.
(t) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.09% and 1.17% for the years ended December 31, 2000 and 1999, respectively.
(u) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.36%, and 1.42% for the years ended December 31, 2000 and 1999, respectively.
(v) The Total Investment Return includes the effect of the capital contribution of $0.01 per share. The Total Investment Return without the capital contribution would have been 6.18%.
(w) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.14% and 2.15% for the years ended December 31, 1997 and 1996, respectively.
(x) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .27%, .35%, and .71%, for the years ended December 31, 2000, 1999 and 1998, respectively.
(y) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.05% and 1.17% for the years ended December 31, 2000 and 1999, respectively.
(z) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.23%, 2.24%, and 4.55% for the years ended December 31, 2000, 1999 and 1998, respectively.

(1) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.29% and 1.61% for the years ended December 31, 2000 and 1999, respectively.
(2) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .79% for the year ended December 31, 1996.
(3) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .95%, .96%, 1.08%, 1.30% and 2.06% for the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(4) The Fund entered into a new Sub-Advisory agreement with T. Rowe Price International, Inc. during the period shown.
(5) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.09%, 1.15%, 1.46%, 1.57% and 2.76% for the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(6) The Total Investment Return rate excludes merger activity.
(7) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .22%, .34%, .65%, and 1.61% for the years ended December 31, 1999, 1998, 1997 and 1996, respectively.
(8) The Total Investment Return includes the effect of the capital contribution of $.04 per share. The Total Investment Return without the capital contribution would have been 32.47%.
(9) The Total Investment Return includes the effect of the capital contribution of $.06 per share. The Total Investment Return without the capital contribution would have been 13.59%.
(10) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .87%, 1.04% and 2.03% for the years ended December 31, 2000, 1999 and 1998, respectively.
(11) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .91%, .84%, 1.02%, 1.32%, and 1.57% for the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(12) The Total Investment Return includes the effect of the capital contribution of $.32 per share. The Total Investment Return without the capital contribution would have been 79.02%.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND

                                                                        Market
Name of Issuer                                          Shares           Value
                                                                        (000's)

COMMON STOCK

Auto & Truck Parts - 0.4%
   General Motors Corp. - Cl. H ................        180,600       $    4,154

Business Services - 0.5%
   Automatic Data Processing, Inc. .............          96,000           6,078

Commercial Sevices - 2.0%
   Convergys Corp. * ...........................         169,300           7,671
   Interpublic Group Cos., Inc. ................         106,600           4,537
   Lamar Advertising Co. * .....................         117,700           4,543
   Omnicom Group, Inc. .........................          66,900           5,544
                                                                      ----------
                                                                          22,295

Computer Equipment - 9.3%
   Brocade Communications Systems,
     Inc. * ....................................          67,600           6,207
   Compaq Computer Corp. .......................         150,500           2,265
   Comverse Technology, Inc. * .................          89,400           9,711
   Hewlett-Packard Co. .........................         216,200           6,824
   Intel Corp. .................................       1,400,000          42,087
   International Business Machines Corp ........         276,000          23,460
   Network Appliance, Inc. * ...................          93,200           5,982
   VERITAS Software Corp. * ....................         112,900           9,879
                                                                      ----------
                                                                         106,415

Computer Software & Services - 18.6%
   Adobe Systems, Inc. .........................         126,800           7,378
   America Online, Inc. * ......................         677,100          23,563
   Cadence Design Systems, Inc. * ..............         130,900           3,600
   DST Systems, Inc. * .........................         114,700           7,685
   EMC Corp. * .................................         570,000          37,905
   First Data Corp. ............................         224,700          11,839
   Fiserv, Inc. ................................          85,700           4,065
   Intuit, Inc. * ..............................         109,900           4,334
   Juniper Networks, Inc. * ....................          74,400           9,379
   Microsoft Corp. .............................         773,000          33,529
   Oracle Corp. * ..............................       1,000,000          29,063
   Siebel Systems, Inc. * ......................         148,900          10,069
   Sun Microsystems, Inc. * ....................         799,700          22,292
   SunGard Data Systems, Inc. ..................         105,000           4,948
   Yahoo!, Inc. * ..............................         121,500           3,666
                                                                      ----------
                                                                         213,315

Consumer Miscellaneous - 0.6%
   Black & Decker Corp. ........................         186,700           7,328

Cosmetic & Personal Care - 0.5%
   Colgate-Palmolive Co. .......................          80,000           5,164

Diversified Operations - 10.4%
   Corning, Inc. ...............................         251,534          13,284
   El Paso Energy Corp. ........................         139,200           9,970
   General Electric Co. ........................       1,900,000          91,082
   Tyco International, Ltd. ....................          90,000           4,995
                                                                      ----------
                                                                         119,331

Electric Power - 1.1%
   AES Corp. * .................................         120,000           6,645
   Calpine Corp. * .............................         137,900           6,214
                                                                      ----------
                                                                          12,859

Electronic Products & Services - 14.3%
   Altera Corp. * ..............................         214,700           5,649
   Analog Devices, Inc. * ......................         190,000           9,726
   Applied Materials, Inc. * ...................         169,400           6,469
   Atmel Corp. * ...............................         400,000           4,650
   Cisco Systems, Inc. * .......................       1,689,200          64,612
   Jabil Circuit, Inc. * .......................         115,600           2,933
   Linear Technology Corp. .....................         170,000           7,862
   Maxim Integrated Products, Inc. * ...........         152,800           7,306
   Motorola, Inc. ..............................         156,000           3,159
   Novellus Systems, Inc. * ....................         182,200           6,548
   PMC-Sierra, Inc. * ..........................          33,000           2,595
   Sanmina Corp. * .............................          91,200           6,988
   SCI Systems, Inc. * .........................         125,700           3,315
   Texas Instruments, Inc. .....................         378,600          17,936
   Vishay Intertechnology, Inc. * ..............         160,400           2,426
   Vitesse Semiconductor Corp. * ...............          82,400           4,558
   Xilinx, Inc. * ..............................         150,000           6,919
                                                                      ----------
                                                                         163,651

Energy - Alternative Source - 0.8%
   Dynegy, Inc. - Cl.A .........................         169,500           9,503

Financial Services - 1.4%
   Citigroup, Inc. .............................         313,333          16,000

Health Care Products - 21.5%
   Allergan, Inc. ..............................         116,900          11,317
   ALZA Corp. * ................................         176,300           7,493
   American Home Products Corp. ................         219,000          13,917
   Aviron * ....................................          42,800           2,860
   Baxter International, Inc. ..................          50,000           4,416
   Bristol-Myers Squibb Co. ....................         167,000          12,348
   Cardinal Health, Inc. .......................          27,900           2,780
   Cephalon, Inc. * ............................          53,100           3,362
   CV Therapeutics, Inc. * .....................          48,200           3,410
   Eli Lilly & Co. .............................         110,500          10,283
   ENZON , Inc. ................................          56,700           3,519
   Forest Laboratories, Inc. * .................          43,400           5,767
   Genetech, Inc. * ............................          52,200           4,254
   Invitrogen Corp. * ..........................          47,700           4,120
   King Pharmaceuticals, Inc. * ................          65,400           3,380
   Laboratory Corporation of America
     Holdings ..................................          34,300           6,037
   Merck & Co., Inc. ...........................         311,100          29,127
   Pfizer, Inc. ................................       1,616,900          74,377
   Pharmacia Corp. .............................         229,500          13,999
   Schering-Plough Corp. .......................         339,600          19,272
   Waters Corp. * ..............................         131,700          10,997
                                                                      ----------
                                                                         247,035

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND



                                                                           Market
Name of Issuer                                                 Shares       Value
                                                                           (000's)
COMMON STOCK - Continued

Health Care Services - 0.7%
   Universal Health Services, Inc. - Cl. B * ...............  76,000     $   8,493

Insurance - 2.8%
   Hartford Financial Services Group, Inc. ................. 182,300        12,875
   Lincoln National Corp. .................................. 137,000         6,482
   PartnerRe, Ltd. .........................................  86,200         5,258
   St. Paul Cos., Inc. ..................................... 135,000         7,332
                                                                         ---------
                                                                            31,947

Machinery - 0.4%
   Ingersoll-Rand Co. ......................................  94,700         3,966

Media - Publishing - 0.3%
   AT&T Corp. - Liberty Media Group -
     Cl. A * ............................................... 216,500         2,936

Media - TV/Radio - 2.8%
   Clear Channel Communications, Inc. * ....................  62,200         3,013
   Infinity Broadcasting Corp. - Cl. A * ................... 148,200         4,140
   Time Warner, Inc. ....................................... 182,400         9,529
   Univision Communications, Inc. -
     Cl. A * ............................................... 117,600         4,814
   Viacom, Inc. - Cl. B * .................................. 173,600         8,116
   Westwood One, Inc. * .................................... 124,400         2,402
                                                                         ---------
                                                                            32,014

Oil & Natural Gas Exploration & Production - 0.3%
   Noble Drilling Corp. * ..................................  80,000         3,475

Retail - Department Stores - 6.0%
   Family Dollar Stores, Inc. .............................. 176,400         3,782
   Home Depot, Inc. ........................................ 442,700        20,226
   Kohl's Corp. ............................................ 237,200        14,469
   Lowe's Cos., Inc. .......................................  92,100         4,098
   RadioShack Corp. ........................................ 178,800         7,655
   Tiffany & Co. ........................................... 135,700         4,291
   Wal-Mart Stores, Inc. ................................... 272,500        14,477
                                                                         ---------
                                                                            68,998

Retail - Drug Stores - 1.6%
   CVS Corp. ...............................................  75,000         4,495
   TJX Cos., Inc. .......................................... 134,300         3,727
   Walgreen Co. ............................................ 250,000        10,453
                                                                         ---------
                                                                            18,675

Telecommunication Equipment - 1.8%
   ADC Telecommunications, Inc. * .......................... 277,600         5,032
   CIENA Corp. * ...........................................  20,000         1,625
   JDS Uniphase Corp. * .................................... 139,400         5,811
   Nokia Oyj - ADR .........................................  67,100         2,919
   Nortel Networks Corp. ...................................  78,200         2,507
   Scientific-Atlanta, Inc. ................................  96,500         3,142
                                                                         ---------
                                                                            21,036

Telecommunication Services - 1.0%
   Qwest Communications International,
     Inc. * ................................................ 165,000         6,765
   Sprint PCS (PCS Group) * ................................ 250,000         5,109
                                                                         ---------
                                                                            11,874

U.S. Government Agencies - 0.5%
   Federal National Mortgage Assoc. ........................  65,000         5,639
                                                                         ---------
          TOTAL COMMON STOCK- ..............................    99.6%    1,142,181

                                                               Par
                                                              Value
                                                             (000's)
SHORT-TERM INVESTMENTS - 0.9%
Investment in joint trading account
  (Note B)
  6.695% due 01/02/01 ..................................... $ 10,374        10,374
                                                            --------     ---------
                                         TOTAL INVESTMENTS-    100.5%    1,152,555
                       Payables, less cash and receivables-     (0.5)%      (5,768)
                                                            --------     ---------
                                                NET ASSETS-    100.0%    1,146,787
                                                            ========     =========

* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
FUNDAMENTAL GROWTH FUND

                                                          Market
Name of Issuer                                   Shares    Value
                                                          (000's)
COMMON STOCK

Bank - 1.7%
   M & T Bank Corp. .........................     6,100   $   415
   Zions Bancorp ............................     5,900       368
                                                          -------
                                                              783

Brokerage & Investment Management - 1.8%
   Investment Technology Group, Inc. ........     8,500       355
   Legg Mason, Inc. .........................     8,400       458
                                                          -------
                                                              813

Business Services - 0.3%
   DiamondCluster, Inc. * ...................     4,600       140

Commercial Sevices - 4.9%
   Cintas Corp. .............................    11,100       590
   Convergys Corp. * ........................    14,300       648
   Ecolab, Inc. .............................     8,300       359
   Lamar Advertising Co. * ..................     4,900       189
   Macrovision Corp. * ......................     2,700       200
   The Dun & Bradstreet Corp. * .............    11,300       290
                                                          -------
                                                            2,276

Computer Equipment - 7.4%
   Brocade Communications Systems, Inc. * ...    13,600     1,249
   Comverse Technology, Inc. * ..............     3,500       380
   Palm, Inc. ...............................    40,500     1,147
   Redback Networks, Inc. * .................    11,600       475
   SanDisk Corp. * ..........................     6,300       175
                                                          -------
                                                            3,426

Computer Software & Services - 13.6%
   Ariba, Inc. * ............................     3,600       193
   Electronic Arts, Inc. * ..................     2,000        85
   Fiserv, Inc. .............................    14,300       678
   Internet Security System, Inc. ...........     4,900       384
   Intuit, Inc. * ...........................     7,000       276
   Mercury Interactive Corp. * ..............     5,600       506
   Micromuse, Inc. * ........................     7,800       471
   Openwave Systems, Inc. * .................     5,900       283
   Peregrine Systems, Inc. * ................    34,300       678
   Portal Software, Inc. * ..................     6,500        51
   Rational Software Corp. * ................    24,200       942
   Research in Motion, Ltd. * ...............     6,300       504
   Retek, Inc. * ............................     4,300       105
   Tibco Software, Inc. * ...................    10,100       484
   Vignette Corp. * .........................    20,000       360
   webMethods, Inc. * .......................     2,800       249
                                                          -------
                                                            6,249

Cosmetic & Personal Care - 0.4%
   Estee Lauder Cos., Inc. - Cl. A ..........     3,900       171

Diversified Operations - 0.7%
   Danaher Corp. ............................     4,700       321

Electric Power - 2.2%
   Calpine Corp. * ..........................    11,300       509
   CMS Energy Corp. .........................     9,400       298
   Southern Energy, Inc. * ..................     6,600       187
                                                          -------
                                                              994

Electronic Products & Services - 8.6%
   Applied Micro Circuits Corp. * ...........     9,800       735
   Atmel Corp. * ............................    35,500       413
   Emulex Corp. * ...........................     7,800       624
   GlobeSpan, Inc. * ........................     6,750       186
   Maxim Integrated Products, Inc. * ........     3,500       167
   PerkinElmer, Inc. ........................     7,900       830
   QLogic Corp. * ...........................     1,700       131
   Sawtek, Inc. * ...........................     7,500       346
   Vitesse Semiconductor Corp. * ............     9,550       528
                                                          -------
                                                            3,960

Energy - Alternative Source - 0.8%
   Dynegy, Inc. - Cl.A ......................     6,700       376

Financial Services - 1.2%
   Providian Financial Corp. * ..............     9,800       563

Food, Beverage & Tobacco - 1.4%
   Starbucks Corp. * ........................    14,500       642

Health Care Products - 21.6%
   Abgenix, Inc. * ..........................     3,850       227
   Allergan, Inc. ...........................    13,600     1,317
   Andrx Corp - Andrx Group * ...............     3,200       185
   Applera Corporation - Applied Biosystems
     Group ..................................    11,300     1,063
   Diversa Corp. ............................     3,800        68
   Forest Laboratories, Inc. * ..............     4,000       532
   Gilead Sciences, Inc. * ..................     4,200       348
   Human Genome Sciences, Inc. * ............     2,200       153
   IDEXX Laboratories, Inc. * ...............     7,900       174
   Immunex Corp. * ..........................    19,900       808
   Inhale Therapeutic Systems, Inc. * .......     8,400       424
   IVAX Corp. ...............................    15,800       605
   Laboratory Corporation of America Holdings     1,600       282
   Medarex, Inc. * ..........................     3,800       155
   MedImmune, Inc. * ........................    19,800       944
   Millennium Pharmaceuticals, Inc. * .......    11,600       718
   Protein Design Labs, Inc. * ..............     3,700       321
   Sepracor, Inc. * .........................     8,600       689
   UnitedHealth Group, Inc. .................     5,400       331
   Waters Corp. * ...........................     7,300       610
                                                          -------
                                                            9,954

Health Care Services - 2.3%
   Idec Pharmaceuticals Corp. ...............     3,200       607
   Quest Diagnostics, Inc. * ................     3,200       454
                                                          -------
                                                            1,061

Insurance - 0.7%
   Ace, Ltd. * ..............................     2,900       123

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
FUNDAMENTAL GROWTH FUND

                                                               Market
                Name of Issuer                      Shares      Value
                                                               (000's)

COMMON STOCK - Continued

Insurance - Continued
   XL Capital, Ltd. - Cl. A .....................    2,100     $    183
                                                               --------
                                                                    306

Leisure & Recreation - 0.8%
   Four Seasons Hotels, Inc. ....................    3,300          210
   International Game Technology ................    3,700          177
                                                               --------
                                                                    387

Media - Publishing - 0.2%
   Radio One, Inc. - Cl. D * ....................    7,600           84

Media - TV / Radio - 1.7%
   Cox Radio, Inc. - Cl. A * ....................    9,600          217
   Radio One, Inc. * ............................    4,900           52
   Spanish Broadcasting Systems, Inc. * .........    8,500           43
   Univision Communications, Inc. - Cl. A * .....   11,200          458
                                                               --------
                                                                    770

Oil - 1.5%
   BJ Services Co. * ............................    6,100          420
   Cooper Cameron Corp. * .......................    4,400          291
                                                               --------
                                                                    711

Oil & Natural Gas Exploration & Production - 4.8%
   Devon Energy Corp. * .........................    7,600          463
   Global Marine, Inc. * ........................   21,000          596
   Murphy Oil Corp. .............................    6,300          381
   Transocean Sedco Forex, Inc. .................   17,100          786
                                                               --------
                                                                  2,226

Oil - Equipment & Service - 2.1%
   Nabors Industries, Inc. * ....................    9,800          580
   Smith International, Inc. ....................    5,500          410
                                                               --------
                                                                    990

Personal & Commercial Lending - 1.1%
   Capital One Financial Corp. ..................    7,800          513

Real Estate Investment Trust - 0.3%
   Boston Properties, Inc. ......................    3,500          152

Retail - Department Stores - 3.4%
   BJ's Wholesale Club, Inc. ....................    9,900          380
   Family Dollar Stores, Inc. ...................   24,700          529
   RadioShack Corp. .............................    6,700          287
   Tiffany & Co. ................................   12,367          391
                                                               --------
                                                                  1,587

Retail - Food - 0.8%
   Darden Restaurants, Inc. .....................   15,900          364

Telecommunication Equipment - 4.8%
   Avanex Corp. * ...............................    2,800          167
   Crown Castle International Corp. .............   13,600          368
   Finisar Corp. * ..............................   21,900          635
   Polycom, Inc. * ..............................    6,700          216
   Sonus Networks, Inc. * .......................    3,400           86
   Symbol Technologies, Inc. ....................   21,200          763
                                                               --------
                                                                  2,235

Telecommunication Services - 1.0%
   Allegiance Telecom, Inc. * ...................    6,200          138
   McLeodUSA, Inc. - Cl. A * ....................   22,000          311
                                                               --------
                                                                    449

Telephone - 0.9%
   Telephone and Data Systems, Inc. .............    4,700          424

Transportation Services - 1.4%
   Harley-Davidson, Inc. ........................   15,800          628
                                                               --------
          TOTAL COMMON STOCK- ...................     94.4%      43,555

                                                    Par
                                                    Value
                                                   (000's)
SHORT-TERM INVESTMENTS - 4.4%
   Investment in joint trading account
   (Note B) 6.695% due 01/02/01 .................  $ 2,023        2,023
                                                   -------     --------
                               TOTAL INVESTMENTS-     98.8%      45,578
             Cash and Receivables, less payables-      1.2%         536
                                                   -------     --------
                                      NET ASSETS-    100.0%      46,114
                                                   =======     ========
* Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
AGGRESSIVE BALANCED FUND

                                                              Market
                Name of Issuer                   Shares        Value
                                                              (000's)

COMMON STOCK

Aerospace & Defense - 1.3%
   General Dynamics Corp. ....................    1,100       $     86
   Honeywell International, Inc. .............      900             43
   United Technologies Corp. .................    1,900            149
                                                              --------
                                                                   278

Automobile - 0.5%
   Ford Motor Co. ............................    4,700            110

Bank - 4.4%
   Bank of America Corp. .....................    3,600            165
   Bank of New York Co., Inc. ................    3,900            215
   Comerica, Inc. ............................      900             53
   Firstar Corp. .............................    3,400             79
   FleetBoston Financial Corp. ...............    7,200            271
   J.P. Morgan & Co., Inc. ...................      900            149
                                                              --------
                                                                   932

Business Services - 0.8%
   Automatic Data Processing, Inc. ...........    2,600            165

Chemical - 1.1%
   Air Products & Chemicals, Inc. ............    1,900             78
   Dow Chemical Co. ..........................    2,700             99
   Praxair, Inc. .............................    1,900             84
                                                              --------
                                                                   261

Commercial Sevices - 1.3%
   Convergys Corp. ...........................    1,700             77
   Interpublic Group Cos., Inc. ..............    2,400            102
   Omnicom Group, Inc. .......................    1,100             91
                                                              --------
                                                                   270

Computer Equipment - 3.2%
   Comverse Technology, Inc. .................      400             43
   Hewlett-Packard Co. .......................    2,200             69
   Intel Corp. ...............................    9,300            280
   International Business Machines Corp. .....    2,100            178
   Network Appliance, Inc. ...................      700             45
   VERITAS Software Corp. ....................      600             53
                                                              --------
                                                                   668

Computer Software & Services - 6.1%
   Adobe Systems, Inc. .......................      400             23
   America Online, Inc. ......................    4,000            139
   DST Systems, Inc. .........................      700             47
   EMC Corp. .................................    3,200            213
   First Data Corp. ..........................    4,600            243
   Microsoft Corp. ...........................    6,000            260
   Oracle Corp. ..............................    6,200            180
   Siebel Systems, Inc. ......................      700             47
   Sun Microsystems, Inc. ....................    4,200            117
                                                              --------
                                                                 1,269

Consumer Miscellaneous - 1.1%
   Avery Dennison Corp. ......................    1,600             88
   Black & Decker Corp. ......................    2,200             86
   Parker-Hannifin Corp. .....................    1,300             57
                                                              --------
                                                                   231

Cosmetic & Personal Care - 0.5%
   Colgate-Palmolive Co. .....................    1,000             65
   Procter & Gamble Co. ......................      500             39
                                                              --------
                                                                   104

Diversified Operations - 6.4%
   Corning, Inc. .............................    1,400             74
   El Paso Energy Corp. ......................    2,400            172
   General Electric Co. ......................   16,100            772
   Minnesota Mining & Manufacturing Co. ......      800             96
   Tyco International, Ltd. ..................    4,100            227
                                                              --------
                                                                 1,341

Electric Power - 2.4%
   AES Corp. .................................    1,200             67
   Allegheny Energy, Inc. ....................      900             43
   Constellation Energy Group ................      800             36
   Dominion Resources, Inc. ..................      200             14
   Duke Energy Co. ...........................    1,700            145
   Exelon Corp. ..............................    1,600            112
   Pinnacle West Capital Corp. ...............      800             38
   Reliant Energy, Inc. ......................    1,000             43
                                                              --------
                                                                   498

Electronic Products & Services - 4.3%
   Altera Corp. .............................     1,200             32
   Analog Devices, Inc. ......................    1,300             67
   Cisco Systems, Inc. .......................    9,800            375
   Linear Technology Corp. ...................    1,500             69
   Maxim Integrated Products, Inc. ...........      800             38
   Millipore Corp. ...........................      700             44
   Motorola, Inc. ............................    2,200             45
   Novellus Systems, Inc. ....................    1,000             36
   Sanmina Corp. .............................      600             46
   Texas Instruments, Inc. ...................    1,800             85
   Xilinx, Inc. ..............................    1,200             55
                                                              --------
                                                                   892

Energy - Alternative Source - 0.6%
   Dynegy, Inc. - Cl.A .......................    2,100            118

Financial Services - 3.3%
   Citigroup, Inc. ...........................   11,000            562
   Mellon Financial Corp. ....................      700             34
   Stillwell Financial, Inc. .................    2,300             91
                                                              --------
                                                                   687

Food, Beverage & Tobacco - 1.2%
   Anheuser-Busch Cos., Inc. .................    1,200             55
   ConAgra, Inc. .............................    2,400             62

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
AGGRESSIVE BALANCED FUND

                                                                Market
                 Name of Issuer                      Shares      Value
                                                                (000's)

COMMON STOCK - Continued

Food, Beverage & Tobacco - Continued
   PepsiCo, Inc. ................................       600    $     30
   Philip Morris Cos., Inc. .....................     2,300         101
                                                               --------
                                                                    248

Health Care Products - 12.2%
   Abbott Laboratories ..........................     3,000         145
   Allergan, Inc. ...............................     1,000          97
   ALZA Corp. ...................................     1,100          47
   American Home Products Corp. .................     2,700         172
   Baxter International, Inc. ...................     1,200         106
   Bristol-Myers Squibb Co. .....................     4,300         318
   Eli Lilly & Co. ..............................       200          19
   ENZON , Inc. .................................       700          43
   Forest Laboratories, Inc. ....................       200          27
   Johnson & Johnson ............................     2,800         294
   Laboratory Corporation of America
     Holdings ...................................       400          70
   Merck & Co., Inc. ............................     4,300         403
   Pfizer, Inc. .................................    11,100         511
   Pharmacia Corp. ..............................     2,200         134
   Schering-Plough Corp. ........................     2,000         113
   Waters Corp. .................................       700          58
                                                               --------
                                                                  2,557

Health Care Services - 0.3%
   St. Jude Medical, Inc. .......................       400          25
   Wellpoint Health Networks, Inc. ..............       300          34
                                                               --------
                                                                     59

Insurance - 4.5%
   Allstate Corp. ...............................     1,200          52
   American International Group, Inc. ...........     1,400         138
   Chubb Corp. ..................................     1,100          95
   Hartford Financial Services Group, Inc. ......     2,500         177
   Lincoln National Corp. .......................     2,500         118
   Marsh & McLennan Cos., Inc. ..................       600          70
   St. Paul Cos., Inc. ..........................     2,000         109
   Torchmark, Inc. ..............................     2,300          89
   XL Capital, Ltd. - Cl. A .....................     1,000          87
                                                               --------
                                                                    935

Machinery - 0.5%
   Ingersoll-Rand Co. ...........................     2,500         105

Media - Publishing - 0.4%
   AT&T Corp. - Liberty Media Group -
     Cl. A ......................................     8,400         114

Media - TV / Radio - 1.7%
   Clear Channel Communications, Inc. ...........     2,000          97
   Infinity Broadcasting Corp. - Cl. A ..........     1,800          50
   The Walt Disney Co. ..........................     1,800          52
   Time Warner, Inc. ............................     1,200          63
   Viacom, Inc. - Cl. B .........................     1,900          89
                                                               --------
                                                                    351

Metals & Mining - 0.4%
   Alcoa, Inc. ..................................     2,300          77

Oil - 0.7%
   Royal Dutch Petroleum Co. - NY
     Shares .....................................     2,400         145

Oil & Natural Gas Exploration & Production - 2.2%
   Chevron Corp. ................................       700          59
   Exxon Mobil Corp. ............................     3,200         278
   Kerr-McGee Corp. .............................       700          47
   Noble Drilling Corp. .........................       800          35
   USX-Marathon Group ...........................     1,200          33
                                                               --------
                                                                    452

Oil - Equipment & Service - 0.4%
   Baker Hughes, Inc. ...........................     1,800          75

Paper & Forest Products - 0.4%
   Kimberly-Clark Corp. .........................     1,300          92

Retail - Department Stores - 4.0%
   Gap, Inc. ....................................     1,600          41
   Home Depot, Inc. .............................     3,400         155
   Kohl's Corp. .................................     2,600         159
   Limited, Inc. ................................     1,700          29
   Lowe's Cos., Inc. ............................     1,400          62
   RadioShack Corp. .............................     2,700         116
   Tiffany & Co. ................................     1,700          54
   Wal-Mart Stores, Inc. ........................     4,000         212
                                                               --------
                                                                    828

Retail - Drug Stores - 0.9%
   CVS Corp. ....................................       800          48
   TJX Cos., Inc. ...............................     2,800          78
   Walgreen Co. .................................     1,300          54
                                                               --------
                                                                    180

Retail - Food - 0.2%
   Brinker International, Inc. ..................       800          34

Shoe & Apparel Manufacturing - 0.1%
   Intimate Brands, Inc. ........................     1,800          27

Steel - 0.2%
   Nucor Corp. ..................................     1,100          44

Telecommunication Equipment - 0.7%
   JDS Uniphase Corp. ...........................       800          33
   Nortel Networks Corp. ........................     3,400         109
                                                               --------
                                                                    142

Telecommunication Services - 1.3%
   Qwest Communications International, Inc. .....     2,900         119
   Sprint PCS (PCS Group) .......................     2,100          43

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
AGGRESSIVE BALANCED FUND

                                                                          Market
Name of Issuer                                                Shares      Value
                                                                         (000's)

COMMON STOCK - Continued

Telecommunication Services - Continued
   Verizon Communications ....................                 2,200     $   110
                                                                         -------
                                                                             272

Telephone - 1.1%
   SBC Communications, Inc. ..................                 3,600         172
   Sprint Corp. ..............................                 2,400          49
                                                                         -------
                                                                             221

Transportation Services - 0.1%
   Union Pacific Corp. .......................                   600          30

U.S. Government Agencies - 1.3%
   Federal National Mortgage Assoc ...........                 3,200         278
                                                                         -------
        TOTAL COMMON STOCK- ..................                  72.1%     15,090

                                                                 Par
                                                                Value
                                                               (000's)
PUBLICLY-TRADED BONDS

Aerospace & Defense - 0.1%
   Lockheed Martin Corp. - Bonds
   8.5% due 12/01/29 .......................................      $ 15        17

Automobile - 0.2%
   Ford Motor Co. - Bonds
   6.625% due 10/01/28 .....................................        60        51

Bank - 1.1%
   Bank of America Corp. - Sub. Notes
   7.8% due 02/15/10 .......................................        80        83
   BankBoston Corp. - Sr. Notes
   6.125% due 03/15/02 .....................................        50        50
   Korea Development Bank - Bonds
   7.125% due 09/17/01 .....................................        50        50
   Wells Fargo Bank NA - Sub.
   7.55% due 06/21/10 ......................................        40        43
                                                                         -------
                                                                             226

Brokerage & Investment Management - 0.2%
   Lehman Brothers Holdings, Inc. -
     Notes
   6.5% due 10/01/02 .......................................        50        50

Computer Equipment - 0.1%
   International Business Machines Corp.
     - Notes
   5.625% due 04/12/04 .....................................        30        29

Financial Services - 1.3%
   Associates Corp. of North America -
     Sr. Notes
   6.25% due 11/01/08 ......................................        45        43
   First Union National Nank - Sub.
     Notes
   7.8% due 08/18/10 .......................................        40        41
   General Electric Capital Corp.
   7.5% due 05/15/05 .......................................        30        32
   General Motors Acceptance Corp.
   7.5% due 07/15/05 .......................................        40        41
   Green Tree Financial Corp. - Ser
     1996-8 Cl. A6
   7.6% due 10/15/27 .......................................        50        52
   PNC Funding Corp.
   7.0% due 09/01/04 .......................................        50        51
                                                                         -------
                                                                             260

Foreign Governmental - 0.2%
   Province of Quebec - Debs
   7.5% due 09/15/29 .......................................        45        48

Media - TV / Radio - 0.3%
   News America, Inc. - Debs
   7.125% due 04/08/28 .....................................        20        16
   Time Warner, Inc.
   6.625% due 05/15/29 .....................................        20        18
   Viacom, Inc.
   7.7% due 07/30/10 .......................................        30        32
                                                                         -------
                                                                              66

Natural Gas Distribution - 0.2%
   Enron Corp. - Debs
   9.125% due 04/01/03 .....................................        30        32

Oil & Natural Gas Exploration & Production - 0.1%
   Amerada Hess Corp. - Bonds
   7.875% due 10/01/29 .....................................        20        21

Oil - Equipment & Service - 0.1%
   Petroleum Geo-Services ASA - Sr
     Notes
   7.125% due 03/30/28 .....................................        20        16

Personal & Commercial Lending - 0.5%
   Goldman Sachs Group, Inc.
   7.8% due 01/28/10 .......................................        40        42
   Household Finance Corp. - Notes
   6.0% due 05/01/04 .......................................        30        29
   8.0% due 07/15/10 .......................................        30        32
   U.S. West Capital Funding, Inc.
   6.875% due 07/15/28 .....................................        10         9
                                                                         -------
                                                                             112

Retail - Department Stores - 0.2%
   Wal Mart Stores, Inc.
   7.55% due 02/15/30 ......................................        40        44

U.S. Government Agencies - 12.2%
   Federal National Mortgage Assoc
   6.0% due 12/01/99 .......................................       150       148
   6.0% due 12/01/99 .......................................       350       339
   6.625% due 11/15/30 .....................................       168       178
   7.0% due 12/01/99 .......................................       310       310
   7.125% due 06/15/10 .....................................       270       292
   7.25% due 05/15/30 ......................................        60        68

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
AGGRESSIVE BALANCED FUND

                                                 Par       Market
                                                Value       Value
                                               (000's)     (000's)

PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - Continued
   7.5% due 12/01/99 .................         $   420     $   429
   7.5% due 12/01/99 .................             279         283
   Federal National Mortgage Assoc. -
     Notes
   4.75% due 11/14/03 ................              50          49
   7.0% due 07/15/05 .................             420         441
                                                           -------
                                                             2,537

U.S. Governmental - 9.1%
   U.S. Treasury
   5.875% due 02/15/04 ...............             300         306
   U.S. Treasury - Bonds
   5.25% due 02/15/29 ................              47          45
   5.875% due 11/15/04 ...............             450         462
   8.875% due 08/15/17 ...............             210         286
   U.S. Treasury - Notes
   6.25% due 10/31/01 ................             265         266
   6.5% due 02/15/10 .................             105         115
   6.625% due 05/15/07 ...............             400         431
                                                           -------
                                                             1,911
                                                           -------
                 TOTAL PUBLICLY-TRADED
                                BONDS-            25.9%      5,420


SHORT-TERM INVESTMENTS - 8.8%
   Investment in joint trading account
     (Note B)
   6.695% due 01/02/01                           1,852       1,853
                                              --------     -------
                     TOTAL INVESTMENTS-          106.8%     22,363
   Payables, less cash and receivables-           (6.8)%    (1,422)
                                              --------     -------
                            NET ASSETS-          100.0%     20,941
                                              ========     =======

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                      Par       Market
Name of Issuer                                       Value      Value
                                                    (000's)    (000's)

PUBLICLY-TRADED BONDS

Aerospace & Defense - 1.2%
   Jet Equipment Trust
   10.91% due 08/15/14 ...........................  $ 2,100   $  2,305
   Lockheed Martin Corp. - Bonds
   8.5% due 12/01/29 .............................     2,635     2,990
   Raytheon Co.
   7.9% due 03/01/03 .............................     2,605     2,678
   Raytheon Co. - Notes
   8.3% due 03/01/10 .............................     1,650     1,808
                                                              --------
                                                                 9,781

Agricultural Operations - 0.3%
   Marlin Water Trust - Sr. Notes 144A (a)
   7.09% due 12/15/01 ............................     2,553     2,557

Automobile - 0.8%
   Ford Motor Co. - Bonds
   7.45% due 07/16/31 ............................     2,675     2,516
   Toyota Auto Receivables Owner Trust - Ser
     2000-B Cl. A4
   6.8% due 04/15/07 .............................     3,715     3,804
                                                              --------
                                                                 6,320

Bank - 3.2%
   Abbey National First Capital - Sr
   Sub. Notes
   8.2% due 10/15/04 .............................     4,000     4,242
   Bank of America Corp. - Sub. Notes
   7.8% due 02/15/10 .............................     2,685     2,795
   BNP PARIBAS Capital Trust
   9.003% due 12/29/49 ...........................     1,785     1,857
   International Bank of Reconstruction &
     Development - Debs
   8.25% due 09/01/16 ............................     2,150     2,571
   National Westminister Bank, NY - Sub.
     Notes
   9.45% due 05/01/01 ............................     5,000     5,050
   NB Capital Trust IV
   8.25% due 04/15/27 ............................     1,680     1,593
   RBSG Capital Corp. - Notes
   10.125% due 03/01/04 ..........................     5,000     5,489
   Royal Bank of Scotland Group plc
   8.817% due 03/31/05 ...........................     1,870     1,958
                                                              --------
                                                                25,555

Brokerage & Investment Management - 0.2%
   Salomon Brothers Mortgage Securities VII
   6.75% due 07/25/24 ............................     1,890     1,886

Chemical - 0.2%
   Akzo Nobel, Inc. - Bonds 144A (a)
   6.0% due 11/15/03 .............................     1,630     1,609

Cosmetic & Personal Care - 0.2%
   Procter & Gamble Co. - Debs
   6.45% due 01/15/26 ............................     1,755     1,681

Electric Power - 8.4%
   AES Corp.
   9.375% due 09/15/10 ...........................       725       747
   AES Corp. - Sr. Notes
   9.5% due 06/01/09 .............................     1,645     1,703
   AES Corp. - Sr. Sub. Notes
   10.25% due 07/15/06 ...........................     2,243     2,316
   AES Eastern Energy
   9.0% due 01/02/17 .............................     2,130     2,166
   Beaver Valley Funding Corp. - Debs
   9.0% due 06/01/17 .............................     2,365     2,586
   BVPS II Funding Corp. - Coll. Lease Bonds
   8.89% due 06/01/17 ............................     2,464     2,622
   CalEnergy Co., Inc. - Bonds
   8.48% due 09/15/28 ............................     2,685     2,904
   Calpine Corp. - Sr. Notes
   10.5% due 05/15/06 ............................     1,920     1,978
   Cleveland Electric Illuminating Co.
   7.88% due 11/01/17 ............................       480       483
   Cleveland Electric Illuminating Co. - 1st
     Mtge
   9.5% due 05/15/05 .............................     5,775     5,932
   CMS Energy Corp. - Sr. Notes
   6.75% due 01/15/04 ............................     2,040     1,921
   8.125% due 05/15/02 ...........................     2,650     2,625
   CMS ENERGY Corp.
   9.875% due 10/15/07 ...........................       730       763
   Connecticut Light & Power Co.
   7.75% due 06/01/02 ............................     1,090     1,108
   Connecticut Light & Power Co. - Notes
     144A (a)
   8.59% due 06/04/03 ............................     1,310     1,316
   East Coast Power LLC - Secd. Notes
   7.066% due 03/31/12 ...........................     1,855     1,776
   Long Island Lighting Co. - Debs
   8.2% due 03/15/23 .............................     3,235     3,313
   Midland Cogeneration Venture - Debs
   10.33% due 07/23/02 ...........................       411       421
   10.33% due 07/23/02 ...........................     1,694     1,735
   Monterrey Power SA de CV - Sec. Bonds
     144A (a)
   9.625% due 11/15/09 ...........................       650       633
   Niagara Mohawk Power Corp. - Debs
   8.77% due 01/01/18 ............................     3,909     4,223
   North Atlantic Energy Corp. - 1st Mtge
   9.05% due 06/01/02 ............................     1,230     1,245
   Peco Energy Transition Trust
   7.625% due 03/01/10 ...........................     7,630     8,016
   PNPP II Funding Corp. - Debs
   9.12% due 05/30/16 ............................     2,455     2,641
   Quest Diagnostic, Inc.
   10.75% due 12/15/06 ...........................     1,847     1,939
   Sierra Pacific Resources - Notes
   8.75% due 05/15/05 ............................     2,535     2,660

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                               Par      Market
                  Name of Issuer                              Value      Value
                                                             (000's)    (000's)

PUBLICLY-TRADED BONDS - Continued

Electric Power - Continued
   System Energy Resources, Inc. - 1st Mtge.
   7.71% due 08/01/01.....................................  $   2,590   $  2,604
   TXU Electric & Gas
   8.175% due 01/30/37 ...................................      1,810      1,665
   Waterford 3 Funding - Entergy - Bonds
   8.09% due 01/02/17 ....................................      4,488      4,409
   XCEL Energy, Inc. - Sr. Notes
   7.0% due 12/01/10 .....................................      2,470      2,449
                                                                        --------
                                                                          70,899

Energy - Alternative Source - 0.2%
   Pugent Sound Energy, Inc.
   7.69% due 02/01/11 ....................................      1,785      1,861

Financial Services - 4.6%
   Associates Corp. of North America - Debs.
   6.95% due 11/01/18 ....................................      1,465      1,388
   Bank of New York Institution Capital -
     144A (a)
   7.78% due 12/01/26 ....................................      3,350      3,157
   Barclays North America Capital Corp. -
     Debs.
   9.75% due 05/15/21 ....................................      4,650      4,886
   Citigroup , Inc.
   7.25% due 10/01/10 ....................................      3,280      3,380
   ERAC USA Finance Co.
   7.95% due 12/15/09 ....................................      1,675      1,660
   General Electric Cap Corp. - Notes
   6.875% due 11/15/10 ...................................      2,670      2,800
   General Motors Acceptance Corp.
   7.5% due 07/15/05 .....................................      2,535      2,595
   HSBC Capital Funding LP - Ser. 144A (a)
   9.547% due 12/31/49 ...................................      2,115      2,325
   ING Capital Funding Trust III
   8.439% due 12/31/49 ...................................      1,770      1,801
   NiSource Finance Corp. - 144A (a)
   7.875% due 11/15/10 ...................................      1,980      2,080
   Peco Energy Transition Trust
   6.05% due 03/01/09 ....................................      2,600      2,579
   Spear Leeds & Kellogg lp - Notes
   8.25% due 08/15/05 ....................................      2,015      2,135
   Sun Canada Financial Co. - Bonds 144A (a)
   6.625% due 12/15/07 ...................................      3,345      3,329
   The MONY Group, Inc. - Sr. Notes
   7.45% due 12/15/05 ....................................      1,155      1,169
   UBS Preferred Funding TRI
   8.622% due 10/29/49 ...................................      1,805      1,894
   URC Holdings Corp. - Sr. Notes 144A (a)
   7.875% due 06/30/06 ...................................      1,840      1,913
                                                                        --------
                                                                          39,091
Food, Beverage & Tobacco - 0.6%
   Canandaigua Brands, Inc. - Sr. Sub. Notes
   8.75% due 12/15/03 ................................          2,365      2,318
   Earthgrains Co.
   8.375% due 08/01/03................................          2,500      2,519
                                                                        --------
                                                                           4,837

Foreign Governmental - 2.1%
   Hydro-Quebec - Debs. Ser. IF
   7.375% due 02/01/03 ...............................          1,000      1,026
   Hydro-Quebec - Debs.
   9.4% due 02/01/21 .................................            610        761
   Hydro-Quebec - Debs. Ser. FU
   11.75% due 02/01/12 ...............................          5,000      7,019
   Nova Scotia
   8.75% due 04/01/22 ................................          3,000      3,608
   Province of Quebec - Debs
   7.5% due 09/15/29 .................................          2,970      3,198
   Province of Saskatchewan
   9.375% due 12/15/20 ...............................          1,500      1,889
                                                                        --------
                                                                          17,501

Health Care Products - 0.2%
   Fresenius Medical Capital Trust II
   7.875% due 02/01/08 ...............................          1,740      1,583

Health Care Services - 0.5%
   Dynacare, Inc. - Sr. Notes
   10.75% due 01/15/06 ...............................          2,125      1,997
   HCA - The Healthcare Co. - Notes
   8.75% due 09/01/10 ................................            910        958
   Tenet Healthcare Corp. - Sr. Notes
   8.0% due 01/15/05 .................................          1,295      1,311
                                                                        --------
                                                                           4,266

Insurance - 1.3%
   AXA - Sub Notes
   8.6% due 12/15/30 .................................          1,770      1,822
   Equitable Life Assurance Society USA -
     Notes 144A (a)
   6.95% due 12/01/05 ................................          1,240      1,251
   Mass. Mutual Life Insurance Co. - Notes
     144A (a)
   7.625% due 11/15/23 ...............................          2,640      2,629
   New York Life Insurance Co. - Sr. Notes
     144A (a)
   7.5% due 12/15/23 .................................          5,970      5,324
                                                                        --------
                                                                          11,026

Leisure & Recreation - 0.2%
   MGM Mirage, Inc.
   8.5% due 09/15/10 .................................          1,430      1,472

Media - TV / Radio - 2.3%
   Adelphia Communications Corp. - Sr. Notes
   8.125% due 07/15/03 ...............................          1,270      1,181
   9.25% due 10/01/02 ................................          2,460      2,374
   British Sky Broadcasting
   8.2% due 07/15/09 .................................          1,845      1,741

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                             Par        Market
                  Name of Issuer                            Value        Value
                                                           (000's)      (000's)

PUBLICLY-TRADED BONDS - Continued

Media - TV / Radio - Continued
   Clear Channel Communications - Sr. Notes
   7.875% due 06/15/05 ................................. $     1,690  $    1,757
   Continental Cablevision - Sr. Notes
   8.3% due 05/15/06 ...................................       2,165       2,320
   EchoStar DBS Corp. - Sr. Notes
   9.375% due 02/01/09 .................................
   Lenfest Communications, Inc.
   8.375% due 11/01/05 .................................       1,690       1,808
   News America Holdings, Inc. - Debs.
   8.25% due 08/10/18 ..................................       1,275       1,250
   Rogers Cablesystems - Sr. Notes
   10.0% due 03/15/05 ..................................       1,205       1,271
   TCI Communications, Inc. - Debs.
   7.875% due 02/15/26 .................................       1,780       1,739
   Time Warner, Inc. - Debs.
   9.125% due 01/15/13 .................................       3,133       3,640
                                                                      ----------
                                                                          19,081

Metal Production & Fabrication - 0.2%
   Yanacocha Receivables - Pass thru Certs.
     144A (a)
   8.4% due 06/15/05 ...................................       1,466       1,397

Municipals - 0.4%
   New Hampshire State - Taxable Pease Dev.
     Auth.
   7.7% due 07/01/12 ...................................       3,000       3,182

Natural Gas Distribution - 0.4%
   Keyspan Corp. - Notes
   7.625% due 11/15/10 .................................       1,775       1,886
   Louis Dreyfus Natural Gas Corp.
   6.875% due 12/01/07 .................................       1,690       1,675
                                                                      ----------
                                                                           3,561

Oil - 0.3%
   TOSCO Corp. 8.125% due 02/15/30 .....................       2,650       2,854

Oil & Natural Gas Exploration & Production - 1.6%
   Alberta Energy Co., Ltd. - Notes
   8.125% due 09/15/30 .................................       1,800       1,910
   Amerada Hess Corp. - Bonds
   7.875% due 10/01/29 .................................       2,625       2,745
   Apache Finance of Canada
   7.75% due 12/15/29 ..................................       2,685       2,833
   Occidental Petroleum Corp. - Sr. Debs.
   10.125% due 09/15/09 ................................       3,000       3,531
   Ocean Energy, Inc.
   8.875% due 07/15/07 .................................       1,325       1,358
   Snyder Oil Corp.
   8.75% due 06/15/07 ..................................         805         835
                                                                      ----------
                                                                          13,212
Oil - Equipment & Service - 0.6%
   EL Paso Energy Corp. 8.05% due 10/15/30 .............       2,635       2,770
   Humpuss Funding Corp. - 144A (a)
   7.72% due 12/15/09 ..................................       1,038         816
   Petroleum Geo-Services ASA - Sr. Notes
   7.125% due 03/30/28 .................................       2,165       1,745
                                                                      ----------
                                                                           5,331

Paper & Forest Products - 0.3%
   International Paper Co. Notes 144A (a)
   8.125% due 07/08/05 .................................       2,540       2,636

Personal & Commercial Lending - 8.3%
   Boeing Cap. Corp.
   7.375% due 09/27/10 .................................       2,685       2,877
   Commercial Mortgage Acceptance Corp. -
     Ser. 1991-C1 A1
   6.79% due 06/15/31 ..................................       3,278       3,348
   CS First Boston Mortgage Securities Corp. -
     Ser. 1998-C1 A1A
   6.26% due 04/11/30 ..................................       2,567       2,576
   Deutsche Mortgage & Asset Receiving
     Corp. - Ser. 1998-C1 Cl. C
   6.861% due 03/15/08 .................................       2,170       2,168
   EQCC Home Equity Loan Trust
   6.57% due 02/15/29 ..................................       2,120       2,118
   Ford Credit Auto Owner Trust
   6.58% due 11/15/04 ..................................       5,025       5,119
   Ford Motor Credit Co. - Notes
   6.125% due 04/28/03 .................................       3,185       3,157
   GMAC Commercial Mortgage Securities,
     Inc.
   6.566% due 11/15/07 .................................       3,385       3,402
   GMAC Commercial Mortgage Securities,
     Inc. - 1997-C1 A2
   6.853% due 09/15/06 .................................       7,325       7,483
   Household Finance Corp. - Notes
   5.875% due 11/01/02 .................................       3,955       3,923
   Household Finance Corp. - Sr. Unsub.
   5.875% due 02/01/09 .................................       1,820       1,678
   LB Commercial Conduit Mortgage Trust -
     Ser. 1999-C1
   6.41% due 08/15/07 ..................................       3,348       3,379
   Midland Funding Corp. II - Debs.
   11.75% due 07/23/05 .................................       3,185       3,344
   MMCA Auto Owner Trust
   6.86% due 06/15/05 ..................................       4,092       4,195
   Money Store Home Equity Trust - Ser. 1997-
     C1 DAF7
   6.485% due 12/15/28 .................................       4,060       4,061
   Morgan Stanley Capital Ser. 1999-CAM1
     Cl. A3
   6.92% due 11/15/18 ..................................       7,605       7,828

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                             Par         Market
         Name of Issuer                                     Value        Value
                                                           (000's)      (000's)

PUBLICLY-TRADED BONDS - Continued

Personal & Commercial Lending - Continued
   U.S. West Capital Funding, Inc.
   6.875% due 07/15/28 ................................. $     2,675   $   2,339
   UCFC Home Equity Loan
   7.18% due 02/15/25 ..................................       1,115       1,137
   UCFC Home Equity Loan - Ser. 1997-A1 A8
   7.22% due 06/15/28 ..................................       6,177       6,289
                                                                       ---------
                                                                          70,421

Pollution Control - 0.3%
   Enron Corp. - Notes 144A (a)
   8.0% due 08/15/05 ...................................       2,510       2,622

Real Estate Investment Trust - 2.4%
   American Health Properties, Inc. - Notes
   7.5% due 01/15/07 ...................................       1,350       1,278
   Amresco Residential Securities - Mtge. Loan
   6.51% due 08/25/27 ..................................       7,885       7,873
   Cabot Industrial Properties LP - Notes
   7.125% due 05/01/04 .................................       1,975       1,976
   Camden Property Trust - Sr. Notes
   7.0% due 04/15/04 ...................................       2,170       2,148
   IMC Home Equity Loan Trust - Ser. 1998-1
     A4
   6.6% due 03/20/25 ...................................       3,280       3,292
   Liberty Property LP - Notes
   6.6% due 06/05/02 ...................................       1,675       1,679
   TriNet Corp. Realty Trust, Inc. - Notes
   7.3% due 05/15/01 ...................................       2,070       2,027
                                                                       ---------
                                                                          20,273

Real Estate Operations - 0.2%
   HMH Properties, Inc. - Ser. A
   7.875% due 08/01/05 .................................       2,075       1,992

Telecommunication Equipment - 0.2%
   BellSouth Capital Funding - Debs
   7.875% due 02/15/30 .................................       1,755       1,801

Telecommunication Services - 2.1%
   Cox Communications, Inc. - Notes
   7.75% due 11/01/10 ..................................       1,785       1,854
   CSC Holdings, Inc. - Sr. Notes
   8.125% due 07/15/09 .................................       2,055       2,101
   Dominion Resources, Inc.
   8.125% due 06/15/10 .................................       2,680       2,895
   McLeodUSA, Inc. - Sr. Notes
   9.5% due 11/01/08 ...................................       1,520       1,368
   NTL Communications Corp. - Sr. Notes
   11.5% due 10/01/08 ..................................       1,625       1,446
   Telecorp PCS, Inc.
   11.625% due 04/15/09 ................................       1,715       1,175
   Verizon Global Funding Corp. - Bonds
     144A (a)
   7.75% due 12/01/30 ..................................       2,640       2,686
   Voicestream Wireless Corp. Sr. Notes
   10.375% due 11/15/09 ................................         545         586
   Voicestream Wireless Corp.
   11.5% due 09/15/09 ..................................       1,540       1,709
   Worldcom, Inc.
   8.0% due 05/15/06 ...................................       2,350       2,391
                                                                       ---------
                                                                          18,211

Telephone - 1.0%
   Calpine Corp.
   8.25% due 08/15/05 ..................................       3,450       3,426
   LCI International, Inc. - Sr. Notes
   7.25% due 06/15/07 ..................................       2,205       2,230
   MetroNet Communications Corp. - Sr. Notes
   12.0% due 08/15/07 ..................................       1,770       1,948
   Pinnacle Partners
   8.83% due 08/15/04 ..................................       1,350       1,395
                                                                       ---------
                                                                           8,999

Transportation Services - 2.4%
   America West Airlines, Inc. - Pass thru Certs.
   6.93% due 01/02/08 ..................................       1,522       1,504
   Burlington North Santa Fe
   7.95% due 08/15/30 ..................................       2,625       2,746
   Continental Airlines, Inc. - Pass thru Certs.
   7.206% due 06/30/04 .................................       2,634       2,640
   Delta Air Lines - Ser. 00-1
   7.57% due 11/18/10 ..................................       1,785       1,884
   Erac USA Finance Co. - Notes 144A (a)
   6.625% due 02/15/05 .................................         900         874
   Northwest Airlines Corp.
   8.375% due 03/15/04 .................................       1,350       1,296
   Northwest Airlines Corp. - Ser. 1996-1
   8.97% due 01/02/15 ..................................         211         222
   NWA Trust - Sr. Notes
   9.25% due 06/21/14 ..................................       2,248       2,455
   Railcar Trust - Pass thru Notes Ser
   1992 -1
   7.75% due 06/01/04 ..................................       1,476       1,511
   U.S. Air, Inc. - Pass thru Certs. Ser. 1990 -
     A1
   11.2% due 03/19/05 ..................................       1,193       1,209
   United Air Lines
   7.032% due 04/01/12 .................................       2,475       2,533
   Wisconsin Central Transportation Corp. -
     Notes
   6.625% due 04/15/08 .................................       1,360       1,343
                                                                       ---------
                                                                          20,217

U.S. Government Agencies - 31.9%
   Federal National Mortgage Assoc.
   6.0% due 09/01/14 ...................................       9,209       9,091
   6.5% due 09/01/13 ...................................         131         131
   6.5% due 07/01/14 ...................................       8,314       8,312
   6.5% due 11/01/14 ...................................         125         125

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                             Par         Market
         Name of Issuer                                     Value         Value
                                                           (000's)       (000's)

PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - Continued
   6.5% due 01/01/15 .................................     $     59     $     59
   6.5% due 02/01/15 .................................           99           99
   6.5% due 06/01/15 .................................          439          439
   6.5% due 11/01/28 .................................       10,199       10,065
   6.625% due 09/15/09 ...............................        9,920       10,337
   Federal National Mortgage Assoc. Ser. 1997-M8 Cl.A
   6.94% due 01/25/22 ................................        1,418        1,455
   Federal National Mortgage Assoc.
   7.0% due 09/01/10 .................................        4,039        4,093
   7.0% due 11/01/14 .................................        5,778        5,839
   7.385% due 03/25/21 ...............................        1,010        1,036
   Federal National Mortgage Assoc. - Notes
   7.125% due 01/15/30 ...............................       13,165       14,736
   Government National Mortgage Assoc.
   6.0% due 01/15/29 .................................        9,564        9,280
   6.5% due 01/15/29 .................................        4,362        4,313
   6.5% due 07/15/28 .................................       14,515       14,352
   6.5% due 02/15/29 .................................       12,211       12,073
   6.5% due 04/15/29 .................................        8,031        7,940
   6.5% due 05/15/29 .................................        8,921        8,821
   6.5% due 06/15/29 .................................       26,859       26,557
   6.5% due 08/15/29 .................................        6,947        6,868
   7.0% due 09/15/25 .................................        2,104        2,117
   7.0% due 08/15/28 .................................        6,421        6,449
   7.0% due 03/15/29 .................................        7,492        7,525
   7.0% due 04/15/29 .................................       12,036       12,089
   7.0% due 06/15/29 .................................          422          424
   7.0% due 09/15/29 .................................       31,713       31,852
   7.0% due 10/15/30 .................................        6,201        6,228
   7.5% due 09/15/29 .................................       17,845       18,151
   7.5% due 12/15/29 .................................        8,583        8,731
   7.5% due 10/15/30 .................................        6,196        6,302
   7.5% due 11/15/30 .................................          864          879
   8.0% due 05/15/25 .................................          290          298
   8.0% due 06/15/25 .................................          273          281
   8.0% due 09/15/25 .................................          563          578
   8.0% due 01/15/26 .................................          276          283
   8.0% due 08/15/27 .................................        1,473        1,512
   8.0% due 07/15/30 .................................        6,650        6,824
   8.5% due 09/15/21 .................................          607          631
   9.0% due 05/15/21 .................................          415          437
   9.0% due 08/15/21 .................................          486          511
   9.5% due 06/15/16 .................................          321          339
                                                                       ---------
                                                                         268,462

U.S. Governmental - 13.6%
   U.S. Treasury - Notes
   5.625% due 05/15/08 ...............................       15,490       15,897
   5.75% due 08/15/03 ................................       39,750       40,328
   5.75% due 08/15/10 ................................        3,625        3,799
   7.0% due 07/15/06 .................................        4,799        5,223

   U.S. Treasury - Bonds
   6.125% due 08/15/29 ...............................        3,705        4,035
   7.125% due 02/15/23 ...............................        2,057        2,451
   U.S. Treasury - Notes
   7.5% due 02/15/05 .................................       27,721       30,142
   U.S. Treasury - Bonds
   8.875% due 08/15/17 ...............................        9,239       12,558
                                                                       ---------
                                                                         114,433
                                                                       ---------
                          TOTAL PUBLICLY-TRADED BONDS-        92.7%      780,610


WARRANTS

Telephone - 0.0%
   MetroNet Communications Corp. - CW07
     144A (a)
   expires 08/15/07 (Cost $58)........................           2           229
                                                                       ---------
                                       TOTAL WARRANTS-        0.0%           229

SHORT-TERM INVESTMENTS - 5.9%
   Investment in joint trading account (Note B)
   6.695% due 01/02/01                                      50,007        50,033
                                                         ---------     ---------
                                    TOTAL INVESTMENTS-       98.6%       830,872
                  Cash and Receivables, less payables-        1.4%        11,427
                                                         ---------     ---------
                                           NET ASSETS-     100.00%       842,299
                                                         =========     =========

(a) Pursuant to Rule 144A (a) under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, securities aggregated $35,217 or 4.18% of net assets of the Portfolio.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
CORE BOND FUND

                                                                Par      Market
         Name of Issuer                                        Value      Value
                                                              (000's)    (000's)

PUBLICLY-TRADED BONDS

Aerospace & Defense - 1.0%
     Lockheed Martin Corp.
     8.2% due 12/01/09 ....................................   $   50     $   55

Automobile - 1.9%
     Hertz Corp.
     7.625% due 08/15/07 ..................................      100        103

Bank - 4.3%
     Barclays Bank plc - Bonds 144A (a)
     8.55% due 09/29/49 ...................................       75         79
     Korea Development Bank
     6.5% due 11/15/02 ....................................       50         49
     National Bank of Canada - Notes Ser. B
     8.125% due 08/15/04 ..................................      100        105
                                                                         ------
                                                                            233

Brokerage & Investment Management - 1.0%
     Lehman Brothers Holdings, Inc.
     7.875% due 08/15/10 ..................................       50         52

Computer Equipment - 2.4%
     Adaptec Inc.
     4.75% due 02/01/04 ...................................       50         38
     Dell Computer Corp.
     7.1% due 04/15/28 ....................................      100         90
                                                                         ------
                                                                            128

Electric Power - 1.9%
     Isreal Electric Corp. Ltd.
     8.25% due 10/15/09 ...................................      100        102

Financial Services - 5.1%
     Amvescap plc
     6.6% due 05/15/05 ....................................       75         74
     General Electric Capital Corp.
     6.65% due 09/03/02 ...................................      100        101
     General Motors Acceptance Corp.
     7.5% due 07/15/05 ....................................      100        103
                                                                         ------
                                                                            278

Leisure & Recreation - 1.9%
     International Speedway Corp.
     7.875% due 10/15/04 ..................................      100        103

Media - TV / Radio - 0.9%
     Clear Channel Communications
     7.65% due 09/15/10 ...................................       50         51

Metals & Mining - 0.7%
     Inco, Ltd. - Debs.
     9.6% due 06/15/22 ....................................       40         40

Oil  - 2.0% TOSCO Corp.
     8.125% due 02/15/30 ..................................      100        108

Oil & Natural Gas Exploration & Production - 1.8%
     Union Pacific Resources Group, Inc.
     7.0% due 10/15/06 ....................................       50         51
     Enterprise Oil - Bonds
     7.0% due 05/01/18 ....................................       50         47
                                                                         ------
                                                                             98

Personal & Commercial Lending - 1.0%
     Prime Credit Card Master Trust
     6.7% due 11/15/05 ....................................       50         50

Pollution Control - 1.3%
     USA Waste Service , Inc.
     7.125% due 10/01/07 ..................................       75         72

Real Estate Development - 0.5%
     EOP Operating LP - Notes
     7.375% due 11/15/03 ..................................       25         25

Retail - Department Stores - 1.9%
     Target Corp.
     7.5% due 02/15/05 ....................................      100        104

Telecommunication Services - 3.5%
     Deutsche Telekom International Finance
     8.25% due 06/15/30 ...................................      100         99
     Sprint Capital Corp.
     6.375% due 05/01/09 ..................................      100         90
                                                                         ------
                                                                            189

Transportation Services - 2.9%
     Delta Air Lines - Ser. 00-1
     7.57% due 11/18/10 ...................................       50         53
     United Airlines
     7.73% due 07/01/10 ...................................      100        105
                                                                         ------
                                                                            158

U.S. Government Agencies - 46.1%
     Federal Home Loan Mortgage Corp. - Notes
     5.75% due 07/15/03 ...................................      200        200
     Federal Home Loan Mortgage Corp.
     6.0% due 01/01/29 ....................................      194        188
     7.5% due 01/01/30 ....................................       99        100
     Federal National Mortgage Assoc.
     5.125% due 02/13/04 ..................................      350        345
     6.0% due 11/01/28 ....................................      194        188
     7.0% due 07/01/30 ....................................      195        196
     7.5% due 08/01/15 ....................................      387        396
     7.5% due 07/01/30 ....................................      199        202
     8.0% due 12/01/29 ....................................      280        287
     8.5% due 01/01/31 ....................................      200        206
     Government National Mortgage Assoc.
     7.0% due 08/15/29 ....................................       99        100

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
CORE BOND FUND

                                                               Par       Market
Name of Issuer                                                Value       Value
                                                             (000's)     (000's)

PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - Continued
   7.5% due 07/15/30 .................................      $    97     $     99
                                                                        --------
                                                                           2,507

U.S. Governmental - 14.9%
   U.S. Treasury
   4.25% due 01/15/10 ................................          103          107
   U.S. Treasury - Notes
   5.25% due 05/15/04 ................................           50           50
   U.S. Treasury - Bonds
   7.25% due 05/15/16 ................................          350          412
   7.25% due 08/15/22 ................................          200          241
                                                                        --------
                                                                             810
                                                                        --------
                          TOTAL PUBLICLY-TRADED BONDS-        97.0%        5,266

SHORT-TERM INVESTMENTS - 1.3%
   Investment in joint trading account
   (Note B)
   6.695% due 01/02/01                                           69           69
                                                            -------     --------
                                    TOTAL INVESTMENTS-        98.3%        5,335
                  Cash and Receivables, less payables-         1.7%           93
                                                            -------     --------
                                           NET ASSETS-       100.0%        5,428
                                                            =======     ========

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, securities aggregated $79 or 1.5% of net assets of the Portfolio.

See notes to financial statements

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND

                                                                          Market
Name of Issuer                                               Shares       Value
                                                                         (000's)

COMMON STOCK

Argentina - 0.5%
   Acindar Industria Argentina de Aceros
     SA - Ser. B * (STEE) ............................       6,311       $     5
   Banco Frances del Rio de la Plata SA -
     ADR (BANK) ......................................          560           12
   Grupo Financiero Galicia SA (FINL) ................        2,384           35
   IRSA Inverionses York Represent
     (READ) ..........................................          953           16
   Siderar SAIC - Cl. A * (STEE) .....................        2,797            7
   Telecom Argentina Stet-France Telecom
     SA - ADR (TELS) .................................        4,860           76
                                                                         -------
                                                                             151

Brazil - 8.9%
   Centrais Electricas Brasileiras SA (UTIE) .........      845,000           16
   Centrais Electricas Brasileiras SA ADR -
     ADR (UTIE) ......................................        1,000            9
   Companhia Energetica de Minas Gerias -
     ADR (UTIE) ......................................        3,540           51
   Companhia Vale do Rio Doce - ADR
     (META) ..........................................        1,605           39
   Embraer - Empresa Brasileira de
     Aeronautica SA (AERO) ...........................        4,800          191
   Embratel Participacoes SA - ADR (UTIT) ............       15,286          240
   Petroleo Brasileiro SA * (OILX) ...................       11,400          288
   Petroleo Brasileiro SA - ADR (OILX) ...............        3,545           83
   Tele Celular Sul Participacoes SA - ADR
     (TELS) ..........................................        3,798           99
   Tele Norte Leste Participacoes SA - ADR
     (TELS) ..........................................       14,832          338
   Telecomunicacoes Brasileiras SA - ADR
     (UTIT) ..........................................        4,943          360
   Telecomunicacoes do Parana SA (TELS) ..............        5,205          307
   Telemig Celular Participacoes SA - ADR
     (TELS) ..........................................          997           59
   Telesp Celular Participacoes SA - ADR
     (TELS) ..........................................        7,424          201
   Unibanco - Uniao de Bancos Brasileiros
     SA - GDR (BANK) .................................       13,501          398
   Votorantim Celulose e Papel SA - ADR
     (PAPR) ..........................................        4,400           61
                                                                        --------
                                                                           2,740


Cayman Islands - 0.0%
   SINA.com * (SOFT) .................................        1,100            3

Chile - 0.2%
   Compania de Telecomunicaciones de
     Chile SA (UTIT) .................................        4,700           62

China - 0.9%
   China Petroleum (OILE) ............................      313,000           49
   Great Wall Technology Co. * (ETRN) ................      393,000          128
   Guandong Kelon Electrical Holdings Co.,
     Ltd. - H Shares (APPL) ..........................       34,000            6
   Nanjing Panda Electric (UTIE) .....................      222,000           49
   Yanzhou Coal Mining Co., Ltd. ADR -
     ADR (META) ......................................        3,960           55
                                                                        --------
                                                                             287

Czech Republic - 0.3%
   Cesky Telecom AS - GDR * (TELS) ...................        4,270           57
   SPT Telecom AS (TELS) .............................        3,510           48
                                                                        --------
                                                                             105

Egypt - 0.6%
   Egypt Gas Co. (OILX) ..............................          700           27
   Egypt Mobile Phone * (TELS) .......................        8,448          165
                                                                        --------
                                                                             192

Greece - 1.3%
   Alpha Credit Bank * (BANK) ........................        1,770           61
   Bank of Piraeus (BANK) ............................        2,770           43
   Commercial Bank of Greece (BANK) ..................          980           48
   EFG Eurobank * (BANK) .............................          494           10
   Hellenic Telecommunications
     Organization SA (UTIT) ..........................          948           14
   Hellenic Telecommunications
     Organization SA - ADR (UTIT) ....................       20,974          152
   National Bank of Greece SA (BANK) .................        1,940           74
   National Bank of Greece SA - ADR *
     (BANK) ..........................................          680            5
                                                                        --------
                                                                             407

Hong Kong - 6.2%
   Asia Satellite Telecommunications
     Holdings, Ltd. (TELS) ...........................       17,000           35
   China Merchants Holdings International
     Co., Ltd. (CNSU) ................................      123,000           89
   China Mobile (Hong Kong) Limited
     (TELS) ..........................................       13,100          355
   China Telecom (Hong Kong), Ltd.
     (TELS) ..........................................      140,000          765
   China Unicom, Ltd. * (TELS) .......................        1,900           28
   China Unicom, Ltd. * (TELS) .......................       18,000           28
   Citic Pacific, Ltd. (DIOP) ........................       33,000          117
   Cosco Pacific, Ltd. (COMM) ........................      141,000          109
   Founder Holdings, Ltd. (META) .....................      136,000           38
   Legend Holdings (COMP) ............................      205,000          129
   Sun Television Cybernetworks
   Holdings, Ltd. (MEDI) .............................    1,269,000           30
   TCL International Holdings, Ltd. *
     (ETRN) ..........................................      452,000          103
   Timeless Software, Ltd. * (SOFT) ..................      204,000           26
   Yue Yuen Industrial Holdings (APPA) ...............       32,000           55
                                                                        --------
                                                                           1,907

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND

                                                                          Market
Name of Issuer                                              Shares        Value
                                                                         (000's)

COMMON STOCK - Continued

Hungary - 1.1%
   Gedeon Richter Rt. (HEAL) .........................          585     $     35
   Magyar Tavkozlesi Rt. (UTIT) ......................       12,354           51
   Magyar Tavkozlesi Rt. - ADR (UTIT) ................        7,637          156
   OTP Bank Rt. (BANK) ...............................        1,620           91
                                                                        --------
                                                                             333

India - 6.7%
   Aptech, Ltd. * (SOFT) .............................        5,600           45
   Bharat Heavy Electricals, Ltd. (ELEQ) .............       38,200          134
   BSES, Ltd. * (UTIE) ...............................       12,500           53
   Cipla, Ltd. (HEAL) ................................        1,750           39
   Container Corp. of India, Ltd. (TRAN) .............       24,092           87
   Dabur India, Ltd. (HEAL) ..........................       22,000           32
   Dr. Reddy's Laboratories, Ltd. (HEAL) .............        3,500           95
   HCL Technologies, Ltd. * (SOFT) ...................        5,500           63
   Hero Honda Motors, Ltd. * (AUTO) ..................        3,550           66
   Hindustan Lever Ltd. (CNSU) .......................       24,750          109
   Housing Development Financing Corp.,
     Ltd. (LEND) .....................................       12,380          144
   Indialnfo, Ltd. (SOFT) ............................       10,639           44
   Indo Gulf Corp., Ltd. (CHEM) ......................       20,500           19
   Infosys Technologies, Ltd. * (SOFT) ...............        2,565          313
   Lupin Laboratories, Ltd. (HEAL) ...................        4,600           22
   Mahanagar Telephone Nigam, Ltd.
     (TELS) ..........................................       29,750          135
   NIIT, Ltd. (SOFT) .................................        2,850           97
   Ranbaxy Laboratories, Ltd. * (HEAL) ...............       12,250          176
   Reliance Industries, Ltd. - GDR *
     (CHEM) ..........................................        7,950          129
   Satyam Computer Services Limited
     (SOFT) ..........................................       17,435          121
   STERLITE Industries (DIOP) ........................        5,950           20
   Strides Arcolab, Ltd. (CNSU) ......................        2,500            9
   Tata Engineering and Locomotive Co.,
     Ltd. - GDR (AUTO) ...............................       11,000           20
   Zee Telefilms Ltd. (MEDI) .........................       14,800           88
                                                                        --------
                                                                           2,060

Indonesia - 0.6%
   PT Gudang Garam Tbk (FOOD) ........................       99,500          134
   PT Indah Kiat Pulp & Paper Corp. Tbk
     (PAPR) ..........................................      159,000           13
   PT Telekomunikasi Indonesia - ADR
     (UTIT) ..........................................        7,510           31
                                                                        --------
                                                                             178

Israel - 10.7%
   Aladdin Knowledge Systems (SOFT) ..................        5,187           19
   AudioCodes, Ltd. * (TELE) .........................        9,000          122
   BATM Advanced Communications
     Limited (COMP) ..................................        3,557            6
   Breezecom, Ltd. * (TELE) ..........................        7,644          109
   CERAGON NETWORKS, Ltd. (TELE) .....................        2,300           28
   Check Point Software Technologies, Ltd.
     * (SOFT) ........................................        5,428          725
   ECI Telecommunications, Ltd. (MEDI) ...............       49,540          693
   Galileo Technology, Ltd. * (ETRN) .................       12,926          174
   Gilat Satellite Networks, Ltd. * (TELE) ...........          969           25
   Nice Systems, Ltd. (TELE) .........................          813           27
   Nice Systems, Ltd. - ADR * (TELE) .................        2,619           53
   Optibase, Ltd. * (COMP) ...........................        5,826           39
   RADVision, Ltd. * (SOFT) ..........................        7,767           96
   Radware, Ltd. * (SOFT) ............................        8,889          150
   Tecnomatix Technologies, Ltd. * (SOFT) ............        5,682           30
   Teva Pharmaceutical Industries, Ltd. ..............
     (HEAL) ..........................................        1,490          105
   Teva Pharmaceutical Industries, Ltd. -
     ADR (HEAL) ......................................       10,750          786
   TTI Team Telecom International, Ltd. *
     (TELS) ..........................................        8,556          128
                                                                        --------
                                                                           3,315

Malaysia - 2.1%
   British American Tobacco (Malaysia)
     Berhad (FOOD) ...................................       14,000          129
   Commerce Asset Holding Bhd (BANK) .................       14,000           30
   Digi Swisscom * (TELS) ............................       40,000           51
   Malayan Banking Berhad (BANK) .....................       38,000          135
   Malaysian Pacific Industries (ETRN) ...............       10,000           41
   Resorts World Berhad (LEIS) .......................       19,000           31
   Telekom Malaysia Berhad (TELS) ....................       36,000          107
   Tenaga Nasional Berhad (UTIE) .....................       38,000          116
                                                                        --------
                                                                             640

Mexico - 10.2%
   Alfa, SA * (DIOP) .................................       44,890           62
   Cemex SA de CV - ADR Participation
     Certificates * (CONS) ...........................        3,448           62
   Cemex SA de CV - CPO * (CONS) .....................       54,839          198
   Cifra SA de CV - Ser. V (RETS) ....................       49,700           99
   Fomento Economico Mexicano SA de CV
     (FOOD) ..........................................       15,699           47
   Fomento Economico Mexicano SA de CV
     - ADR (FOOD) ....................................        8,750          261
   Grupo Aeroportuario del Sureste SA de
     CV * (TRAN) .....................................       18,100           29
   Grupo Aeroportuario Sur - ADR *
     (TRAN) ..........................................        5,900           98
   Grupo Carso SA de CV - Ser. A1 (DIOP) .............       15,200           38
   Grupo Financiero Banamex Accival, SA
     de CV (FINL) ....................................      223,700          368
   Grupo Financiero Bancomer SA de CV -
     Cl. O (FINL) ....................................      296,850          164
   Grupo Modelo SA de CV - Ser. C
     (FOOD) ..........................................        8,200           22
   Grupo Sanborns SA - Ser. B1 * (RETS) ..............        2,025            3
   Grupo Televisa SA - GDR * (MEDI) ..................        7,184          323

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND

                                                                         Market
Name of Issuer                                               Shares       Value
                                                                         (000's)

COMMON STOCK - Continued

Mexico - Continued
   IRSA Inversiones y Representaciones SA
     - GDR (FINL) ....................................        2,100     $     23
   Kimberly-Clark de Mexico SA de CV
     (PAPR) ..........................................       38,030          105
   Telefonos de Mexico SA - ADR (UTIT) ...............       25,800        1,164
   Wal-Mart de Mexico SA de CV - ADR *
     (RETS) ..........................................        3,216           64
   Wal-Mart de Mexico SA de CV - Ser. C
     (RETS) ..........................................       18,300           34
                                                                        --------
                                                                           3,164

Poland - 1.8%
   Bank Polska Kasa Opieki SA * (BANK) ...............        1,963           30
   BRE Bank SA (BANK) ................................          170            5
   Elektrim Spolka Akcyjna SA (ETRN) .................        4,506           55
   Powszechny Bank Kredytowy SA
     (BANK) ..........................................          126            3
   Telekomunikacja Polska - GDR * (TELS) .............       66,965          452
   Wielkopolski Bank Kredytowy SA
     (BANK) ..........................................          240            2
                                                                        --------
                                                                             547

South Africa - 4.4%
   Anglo American Platinum Corp., Ltd.
     (PMET) ..........................................        3,628          169
   Bidvest Group, Ltd. (DIOP) ........................       13,801           83
   De Beers - ADR (PMET) .............................        1,131           30
   De Beers Centenary AG (UTIE) ......................        7,815          207
   Dimension Data Holdings plc (SOFT) ................           12
   Ellerine Holdings, Ltd. (RETS) ....................       10,560           24
   FirstRand, Ltd. (FINL) ............................       12,100           13
   Impala Platinum Holdings, Ltd. (META) .............          509           26
   Liberty Life Association of Africa, Ltd.
     (INSU) ..........................................        3,600           32
   M-Cell, Ltd. (TELS) ...............................       25,170           84
   Nedcor, Ltd. (BANK) ...............................        5,400          122
   Rembrandt Group, Ltd. (DIOP) ......................       21,380           57
   Remgro, Ltd. * (DIOP) .............................       21,380          146
   Sanlam, Ltd. * (INSU) .............................       52,300           66
   Sasol, Ltd. (OILX) ................................       25,213          163
   South African Breweries plc (FOOD) ................       21,400          151
                                                                        --------
                                                                           1,373

South Korea - 13.9%
   39SHOPPING Corp. (RETS) ...........................        1,270           14
   Cheil Communications, Inc. (MEDP) .................        2,120          104
   Communication Network Interface, Inc. *
     (TELE) ..........................................        9,530           16
   Hana Bank (BANK) ..................................        7,020           33
   Housing & Commercial Bank, Korea
     (BANK) ..........................................       11,664          265
   Humax Co., Ltd. * (APPL) ..........................       11,105           92
   Hyundai Electronics Industries Co.
     (ETRN) ..........................................       27,870           89
   Hyundai Motor Co., Ltd. (AUTO) ....................        6,330           61
   Kookmin Bank (BANK) ...............................       14,423          170
   Korea Electric Power Corp. (UTIE) .................        6,050          113
   Korea Electric Power Corp. - ADR
     (UTIE) ..........................................        5,950           61
   Korea Telecom Corp. * (TELS) ......................       10,640          563
   Korea Telecom Corp. - ADR * (TELS) ................       12,490          387
   Korea Telecom Freetel * (TELS) ....................        1,630           42
   LG Home Shopping, Inc. (RETS) .....................        1,390           31
   LG Investment & Securities Co., Ltd.
     (FINL) ..........................................        7,760           36
   Pohang Iron & Steel Co., Ltd. (STEE) ..............          530           32
   Samsung Electro-Mechanics Co. (ETRN) ..............        4,970          135
   Samsung Electronics (ETRN) ........................        9,100        1,137
   Samsung Securities Co., Ltd. (FUND) ...............        3,870           71
   Shinhan Bank (BANK) ...............................       15,860          130
   SK Telecom Co., Ltd. (TELS) .......................        2,920          584
   SK Telecom Co., Ltd. - ADR (TELS) .................        3,740           88
   Telson Electronics Co., Ltd. (TELE) ...............       11,084           47
   Tongyang Cement Co. (CONS) ........................        1,940           26
                                                                        --------
                                                                           4,327

Soviet Union - 2.5%
   LUKoil Holding - ADR (OILS) .......................        8,002          252
   RAO Unified Energy Systems - GDR
     (UTIE) ..........................................       14,476          119
   Rostelecom - ADR * (TELS) .........................        2,660           14
   Surgutneftegaz - ADR (OILS) .......................       34,786          362
   Surgutneftegaz JSC (OILS) .........................        1,270           11
   Vimpel-Communications - ADR *
     (TELS) ..........................................        1,550           23
                                                                        --------
                                                                             781

Taiwan - 8.5%
   Advantech Co., Ltd. (ETRN) ........................       19,000           60
   Ambit Microsystems Corp. (COMP) ...................       17,000           72
   Ase Test, Ltd. * (ETRN) ...........................        3,700           31
   Asustek Computer (COMP) ...........................        3,000            9
   Asustek Computer, Inc. - GDR (COMP) ...............       27,424           82
   Chinatrust Commercial Bank (BANK) .................       94,000           57
   Compal Electronics Inc. (COMP) ....................       81,000          110
   Delta Electronics Inc. (ETRN) .....................       78,000          244
   Far Eastern Textile, Ltd. - GDR * (APPA) ..........        2,849           20
   Far Eastern Textile, Ltd. - GDR 144A (a)
     * (APPA) ........................................        2,780           19
   Hon Hai Precision Industry Co., Ltd. -
     GDR * (ETRN) ....................................       18,890          219
   Hon Hai Precision Insustry Co., Ltd. Cl. G
     * (ETRN) ........................................       17,000           86
   Macronix International Co., Ltd. *
     (COMP) ..........................................       53,000           64
   Powerchip Semiconductor Corp. *
     (ETRN) ..........................................      110,000           55
   President Chain Store Corp. (RETS) ................       21,000           55

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND

                                                                          Market
                  Name of Issuer                             Shares       Value
                                                                         (000's)

COMMON STOCK - Continued

Taiwan - Continued
   Pro Mos Technologies Inc. * (COMP) ................       20,000     $     18
   Quanta Computer, Inc. (COMP) ......................       35,000           92
   Siliconware Precision (SOFT) ......................       90,000           50
   Siliconware Precision - ADR * (ETRN) ..............       15,552           39
   Taishin International Bank (BANK) .................       43,000           18
   Taiwan Semiconductor (ETRN) .......................       81,000          194
   Taiwan Semiconductor Manufacturing
     Co., Ltd. ADR (ETRN) ............................       24,405          421
   Uni-President Enterprises Co. * (FOOD) ............       50,000           33
   United Microelectronics Corp. (COMP) ..............      258,000          375
   Winbond Electronic (ETRN) .........................       39,000           37
   Winbond Electronics Corp. - GDR *
     (ETRN) ..........................................        9,847           92
   Yageo Corp. * (ETRN) ..............................      104,000           82
   Zinwell Corp. * (TELE) ............................        9,000           13
                                                                        --------
                                                                           2,647

Thailand - 1.3%
   Advanced Info Service Public Co., Ltd.
     (TELS) ..........................................       15,900          154
   BEC World Public Co., Ltd. (MEDI) .................       12,700           58
   Delta Electronics (Thailand) Public Co.,
     Ltd. (ETRN) .....................................       17,020           73
   Shin Corp. Public Co., Ltd. (COMP) ................       14,700           54
   Thai Farmers Bank Public Co., Ltd.
     (BANK) ..........................................       58,600           29
   Total Access Communication Public Co.,
     Ltd (TELS) ......................................       14,000           38
                                                                        --------
                                                                             406

Turkey - 2.1%
   Alcatel Teletas Telekomunikasyon
     Endustri ve Ticaret AS (TELE) ...................      197,626           21
   Anadolu Efes Biracilik ve Malt Sanayii
     AS (FOOD) .......................................    1,209,995           59
   Netas Northern Electric
     Telekomunikasyon AS (TELE) ......................    1,521,639          157
   Turkcell Iletisim Hizmetleri AS (TELS) ............        7,008           49
   Turkiye Garanti Bankasi AS (BANK) .................    9,650,518           54
   Vestel Elektronik Sanayi ve Ticaret A.S
     (ETRN) ..........................................    9,097,620           34
   Yapi ve Kredi Bankasi AS - GDR *
     (BANK) ..........................................        1,045            5
   Yapi ve Kredi Bankasi AS (BANK) ...................   55,623,378          286
                                                                        --------
                                                                             665

United Kingdom - 0.1%
   South African Breweries plc * (FOOD) ..............        3,923           28

United States - 1.6%
   Advanced Semiconductor (ETRN) .....................       14,175           44
   Amdocs, Ltd. * (TELS) .............................        1,861          123
   AsiaInfo Holdings, Inc. * (SOFT) ..................           30
   Comverse Technology, Inc. * (COMP) ................        1,638          178
   Metalink, Ltd. * (ETRN) ...........................        2,300           22
   Netease.com, Inc. (SOFT) ..........................        6,500           20
   Sohu.com, Inc. (SOFT) .............................        5,100           12
   Wipro, Ltd. * (DIOP) ..............................          600           30
   Zoran Corp. * (ETRN) ..............................        4,215           66
                                                                        --------
                                                                             495
                                                                        --------
                                   TOTAL COMMON STOCK-        86.5%       26,813

PREFERRED STOCK

Brazil - 5.4%
   Banco Itau SA (BANK) ..............................      893,000           85
   Celular CRT Participacoes * (TELS) ................    1,045,321          338
   Centrais Electricas Brasileires SA - Cl. B
     (UTIE) ..........................................      453,000            8
   Companhia Energetica de Minas Gerais -
     CEMIG (UTIE) ....................................    2,843,400           41
   Companhia Riograndense de
     Telecomunicacoes * (TELS) .......................      800,100          322
   Companhia Vale do Rio Doce - Cl. A *
     (META) ..........................................       11,639          284
   Embratel Participacoes SA (UTIT) ..................    7,783,000          118
   Petroleo Brasileiro SA - Petrobras (OILS) .........        6,236          147
   Tele Celular Sul Participacoes SA (TELS) ..........    8,034,000           21
   Tele Centro Sul Participacoes SA (UTIT) ...........    6,041,000           69
   Tele Nordeste Celular Participacoes SA
     (TELS) ..........................................   12,797,600           26
   Tele Norte Leste Participacoes SA (UTIT) ..........    4,093,062           88
   Telemig Celular Participacoes SA (TELS) ...........   13,849,850           42
   Telesp Celular Participacoes SA * (TELS) ..........    9,982,286          105
                                                                        --------
                                                                           1,694

South Korea - 0.2%
   Samsung Electronics (ETRN) ........................          960           53
                                                                        --------
                                TOTAL PREFERRED STOCK-          5.6%       1,747

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND

                                              Par      Market
                  Name of Issuer             Value     Value
                                            (000's)   (000's)
SHORT-TERM INVESTMENTS - 6.7%

  Investment in joint trading account
    (Note B)
    6.695% due 01/02/01 ...............  $     2,076  $   2,076
                                         -----------  ---------
                  TOTAL INVESTMENTS-            98.8%    30,636
Cash and Receivables, less payables-             1.2%       374

                          NET ASSETS-          100.0%    31,010
                                         ===========  =========
* Non-income producing security.
ADR-American Depositary Receipt
GDR-Global Depository Receipt
(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, securities aggregated $19 or .06% of net assets of the Portfolio.
See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                  Market     % of
                                       Industry    Value   Long-Term
     Industry                        Abbreviation (000s)  Investments
     Telecommunication Services......    TELS      6,438      22.5%
     Electronic Products & Services..    ETRN      3,713      13.0%
     Telephone ......................    UTIT      2,507       8.8%
     Bank ...........................    BANK      2,199       7.7%
     Computer Software & Services....    SOFT      1,815       6.4%
     Health Care Products ...........    HEAL      1,292       4.5%
     Computer Equipment .............    COMP      1,226       4.3%
     Media - TV / Radio .............    MEDI      1,192       4.2%
     Food, Beverage & Tobacco .......    FOOD        862       3.0%
     Electric Power .................    UTIE        843       3.0%
     Oil ............................    OILS        772       2.7%
     Financial Services .............    FINL        640       2.2%
     Telecommunication Equipment.....    TELE        617       2.2%
     Oil & Natural Gas...............
     Exploration & Production .......    OILX        562       2.0%
     Diversified Operations .........    DIOP        551       1.9%
     Metals & Mining ................    META        441       1.5%
     Retail - Department Stores......    RETS        323       1.1%
     Construction ...................    CONS        287       1.0%
     Transportation Services ........    TRAN        214       0.8%
     Consumer Miscellaneous .........    CNSU        207       0.7%
     Precious Metals/Gems/Stones.....    PMET        200       0.7%
     Aerospace & Defense ............    AERO        191       0.7%
     Paper & Forest Products ........    PAPR        180       0.6%
     Chemical .......................    CHEM        148       0.5%
     Automobile .....................    AUTO        147       0.5%
     Personal & Commercial Lending ..    LEND        144       0.5%
     Electrical Equipment ...........    ELEQ        134       0.5%
     Commercial Sevices .............    COMM        109       0.4%
     Media - Publishing .............    MEDP        104       0.4%
     Insurance ......................    INSU         98       0.3%
     Household Appliances /
       Furnishings ..................    APPL         98       0.3%
     Shoe & Apparel Manufacturing ...    APPA         95       0.3%
     Brokerage & Investment .........
       Management ...................    FUND         71       0.2%
     Oil - Equipment & Service ......    OILE         49       0.2%
     Steel ..........................    STEE         44       0.2%
     Leisure & Recreation ...........    LEIS         30       0.1%
     Real Estate Development ........    READ         16       0.1%
                                                --------  --------
                                                $ 28,560     100.0%
                                                ========  ========

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                       Market
                Name of Issuer                               Shares     Value
                                                                       (000's)
COMMON STOCK

Argentina - 0.2%
  Banco Frances SA (BANK) ..........................         10,000   $      69
  GPO Finance GALICIA (FINL) .......................         40,460          60
  IRSA Inversiones y Representaciones
    SA (READ) ......................................         29,022          49
  PC Holdings SA - Cl. B (FINL) ....................         53,132          82
  Siderca SAIC (STEE) ..............................         35,000          68
                                                                      ---------
                                                                            328

Australia - 2.4%
  Amcor, Ltd. (CONT) ...............................         25,300          74
  AMP Diversified Property Trust (REIT).............        106,700         145
  AMP, Ltd. * (INSU) ...............................         33,300         375
  Aristocrat Leisure Limited (LEIS) ................         30,900          89
  Brambles Industries, Ltd. (DIOP) .................          7,200         168
  Broken Hill Proprietary Co., Ltd. (DIOP)..........         35,100         370
  Coles Myer, Ltd. (RETS) ..........................         39,400         153
  CSL Limited (HEAL) ...............................          2,600          56
  CSR, Ltd. (CONS) .................................         37,900          99
  Foster's Brewing Group, Ltd. (FOOD) ..............         70,100         184
  General Property Trust (REIT) ....................         53,300          82
  Lend Lease Corp. (FINL) ..........................         13,200         123
  National Australia Bank, Ltd. (BANK) .............         30,600         490
  News Corp., Ltd. (MEDI) ..........................         45,600         355
  ONESTEEL (STEE) ..................................          8,775           5
  Orica, Ltd. (DIOP) ...............................         15,500          50
  Pacific Dunlop, Ltd. (DIOP) ......................         59,000          49
  Paperlinx (PAPR) .................................          4,800           9
  QBE Insurance Group, Ltd. (INSU) .................         11,200          62
  Rio Tinto, Ltd. (PMET) ...........................          7,900         129
  Santos, Ltd. (OILX) ..............................         38,000         127
  TABCORP Holdings, Ltd. (LEIS) ....................         16,400         100
  Telstra Corp., Ltd. (TELS) .......................        166,200         594
  Westfield Trust (REIT) ...........................         54,000         102
  Westpac Banking Corp., Ltd. (BANK) ...............         46,600         342
  WMC, Ltd. (DIOP) .................................         29,500         126
  Woolworth's, Ltd. (RETS) .........................         30,300         142
                                                                      ---------
                                                                          4,600

Austria - 1.3%
  Austria Tabak AG (FOOD) ..........................          3,700         205
  Austrian Airlines (TRAN) .........................          5,550          64
  Bank Austria AG (BANK) ...........................         16,200         892
  BBAG Oesterreichische Brau
    Beteiligungs AG (FOOD) .........................          2,150          93
  Bohler-Uddeholm AG (STEE) ........................          1,500          49
  BWT AG (POLL) ....................................          2,000          66
  EA-Generali AG (INSU) ............................          1,050         181
  Flughafen Wien AG (TRAN) .........................          4,000         151
  Mayr-Melnhof Karton Ag (PAPR) ....................          1,800          79
  Oesterreichische
    Elektrizitaetswirtschafts AG (UTIE) ............          3,900         396
  OMV AG (OILX) ....................................          3,000         232
  VA Technologie AG (ENGI) .........................          2,100          63
  Wienerberger Baustoffindustrie AG
    (CONS) .........................................          7,200         129
                                                                      ---------
                                                                          2,600

   Belgium - 1.5%
     Barco NV (ETRN) ...............................            559          42
     BarcoNet NV * (ETRN) ..........................          1,118           9
     Bekaert NV (METP) .............................          1,390          65
     Colruyt, NV (RETF) ............................          1,870          82
     Compagnie Maritime Belge SA (TRAN).............          1,921         144
     D' Ieteren SA (AUTO) ..........................            190          42
     Delhaize "Le Lion" SA (RETF) ..................          1,255          60
     Electrabel SA (UTIE) ..........................          1,536         347
     Fortis (B) (INSU) .............................         30,692         997
     Groupe Bruxelles Lambert SA (FUND).............          1,094         260
     KBC Bancassurance Holding NV (BANK)                     10,840         470
     N.V. Union Miniere SA * (META) ................          1,461          55
     Solvay SA (FINL) ..............................          2,115         118
     Suez Lyonnaise des Eaux SA - Strip
       VVPR * (DIOP) ...............................          2,341
     Total Fina SA - Strip VVPR * (DIOP)                      3,609
     UCB SA (HEAL) .................................          4,800         178
                                                                      ---------
                                                                          2,869

   Bermuda - 0.0%
     Brierly Investments, Ltd. (FUND) ..............        295,300          38

   Brazil - 0.2%
     Centrais Electricas Brasileiras SA
       (UTIE) ......................................     10,577,000         196
     Companhia de Bebidas das Americas *
       (FOOD) ......................................        482,000         116
     Tele Norte Leste Participacoes SA
       (UTIT) ......................................     11,096,000         182
                                                                      ---------
                                                                            494

   Chile - 0.4%
     Banco Santiago SA - ADR (BANK) ................          2,900          57
     Compania Cervecerias Unidas SA -
       ADR (FOOD) ..................................          3,900          84
     Compania de Telecomunicaciones de
       Chile SA (UTIT) .............................          8,000         106
     Embotelladora Andina SA - ADR
       (FOOD) ......................................          6,100          73
     Empresa Nacional de Electricidad SA -
       ADR (UTIE) ..................................         10,100         110
     Enersis SA - ADR (UTIE) .......................          3,700          65
     Laboratorio Chile SA - ADR (HEAL)                        5,700         102
     Madeco SA - ADR (META) ........................         13,000          62
     Sociedad Quimica y Minera de Chile SA
       - ADR (CHEM) ................................          3,400          71
                                                                      ---------
                                                                            730

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                       Market
                Name of Issuer                               Shares     Value
                                                                       (000's)

COMMON STOCK - Continued

China - 0.1%
  Beijing Datang Power Generation
    Company Limited (UTIE) .........................        287,000   $      75
  Guangshen Railway Company Limited
    (TRAN) .........................................        544,000          68
  Huaneng Power International, Inc. -
    ADR * (UTIE) ...................................          4,900          92
                                                                      ---------
                                                                            235

Czech Republic - 0.2%
  Ceska Sporitelna AS (BANK) .......................          9,500          59
  Ceske Energeticke Zavody AS (UTIE)................         35,500          94
  Komercni Banka AS (BANK) .........................          4,100          99
  SPT Telecom AS (TELS) ............................          6,300          85
                                                                      ---------
                                                                            337

Denmark - 1.0%
  A/S Dampskibsselskabet Svendborg -
    Cl. B (TRAN) ...................................             27         316
  D/S 1912 - Cl. B (TRAN) ..........................             40         348
  Danisco AS (FOOD) ................................          1,650          68
  Danske Bank (BANK) ...............................         11,500         207
  ISS AS (COMM) ....................................          1,650         112
  Novo Nordisk AS - Cl. B ..........................          2,350         422
  (HEAL)
  Novozymes AS - Ser. B * (HEAL) ...................          2,350          47
  Tele Danmark AS (TELS) ...........................          6,850         279
  Vestas Wind Systems AS (ENER) ....................          2,500         135
                                                                      ---------
                                                                          1,934

Finland - 0.7%
  Nokia Oyj (HEAL) .................................         24,900       1,111
  Sampo Insurance Co. plc (INSU) ...................          1,900         102
  Sonera Oyj (TELS) ................................          5,432          98
  UPM-Kymmene Corp. * (PAPR) .......................          2,700          93
                                                                      ---------
                                                                          1,404

France - 9.0%
  Accor SA (LEIS) ..................................          5,285         223
  Air Liquide (CHEM) ...............................          1,306         195
  Alcatel (TELE) ...................................         18,887       1,073
  AXA SA (INSU) ....................................          7,233       1,046
  Banque Nationale de Paris (BANK) .................          7,536         662
  Bouygues SA (CONT) ...............................          6,110         277
  Canal Plus (MEDI) ................................          2,215           8
  Cap Gemini SA (COMM) .............................          1,622         262
  Carrefour SA (RETF) ..............................         11,715         736
  Casino Guichard-Perrachon SA (RETF)...............          2,053         207
  Club Mediterranee SA (LEIS) ......................            838          71
  Compagnie de St. Gobain (CONS) ...................          1,795         282
  Dassault Systemes SA (SOFT) ......................          1,995         137
  Eridania Beghin-Say SA (FOOD) ....................             98           8
  Essilor International SA (HEAL) ..................            188          61
  France Telecom (TELS) ............................         17,681       1,527
  Groupe Danone (FOOD) .............................          2,269         342
  Imercys (CONS) ...................................            794          90
  L'Oreal SA (HNBA) ................................         11,360         974
  Lafarge SA (CONS) ................................          2,526         212
  Lagardere SCA (DIOP) .............................          2,436         141
  LVMH (Louis Vuitton Moet Hennessy)
    (FOOD) .........................................          8,190         542
  Michelin (PART) ..................................          1,649          60
  Pernod Ricard (FOOD) .............................          1,763         122
  Pinault-Printemps-Redoute SA (RETS)...............          1,992         428
  PSA Peugeot Citroen (AUTO) .......................            921         209
  Rhone-Poulenc SA (BANK) ..........................         13,304       1,168
  Sagem SA (ETRN) ..................................            627          84
  Sanofi-Synthelabo SA * (HEAL) ....................         12,652         843
  Schneider SA (MACH) ..............................          2,599         190
  Sidel SA (MACH) ..................................          1,162          53
  Societe BIC SA (COMM) ............................          1,234          48
  Societe Eurafrance SA (FINL) .....................            128          93
  Societe Generale - Cl. A (BANK) ..................          7,301         454
  STMICROELECTRONICS (ETRN) ........................         15,453         675
  Suez Lyonnaise des Eaux (FOOD) ...................          3,904         713
  Thomson CFS (ETRN) ...............................          3,440         165
  Total Fina SA - Cl. B (OILX) .....................         13,079       1,945
  Unibail (REAL) ...................................            700         112
  Usinor SA (STEE) .................................          5,194          69
  Valeo SA (PART) ..................................          1,712          76
  Vivendi Universal SA (DIOP) ......................         15,051         991
                                                                      ---------
                                                                         17,574

Germany - 12.2%
  Adidas-Salomon AG (APPA) .........................          1,920         119
  Allianz AG - Reg. (INSU) .........................          8,130       3,043
  BASF AG (CHEM) ...................................         20,210         914
  Bayer AG (CHEM) ..................................         22,930       1,203
  Bayerische Vereinsbank AG (BANK) .................         13,272         751
  Beiersdorf AG (HNBA) .............................          2,220         232
  Continental AG (PART) ............................          1,100          18
  DaimlerChrysler AG (AUTO) ........................         31,945       1,342
  Deutsche Bank AG (BANK) ..........................         19,450       1,635
  Deutsche Telekom AG (UTIT) .......................        100,890       3,041
  Douglas Holding AG (HNBA) ........................          1,090          42
  Dresdner Bank AG (BANK) ..........................         18,460         805
  E.On AG (DIOP) ...................................         23,048       1,402
  EM.TV & Merchandising AG (MEDI) ..................          4,391          24
  Fresenius Medical Care AG (HEAL) .................          2,350         192
  Heidelberg Zement (CONS) .........................          1,480          68
  Heidelberger Zement AG * (CONS) ..................          1,048          46
  Hochtief AG (CONS) ...............................          3,810          75
  Kamps AG (FOOD) ..................................          2,666          28
  Karstadt AG (RETS) ...............................          4,100         127
  Linde AG (ENGI) ..................................          3,300         160
  Lufthansa AG (TRAN) ..............................          9,730         251
  MAN AG (DIOP) ....................................          4,400         112
  Merck KGaA (HEAL) ................................          6,110         270
  Metro AG * (RETS) ................................          9,200         430

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                       Market
                Name of Issuer                               Shares     Value
                                                                       (000's)
COMMON STOCK - Continued

Germany - Continued
  Muenchener Rueckversicherungs-
  Gesellschaft AG - Reg. (INSU) ....................          5,760  $    2,061
  Preussag AG (DIOP) ...............................          6,400         231
  RWE AG (UTIE) ....................................         14,500         651
  SAP AG (SOFT) ....................................          6,160         716
  Schering AG (HEAL) ...............................          4,890         278
  SGL Carbon AG (CHEM) .............................          1,190          64
  Siemens AG (DIOP) ................................         19,860       2,596
  Thyssen Krupp AG (CONS) ..........................         16,413         254
  Volkswagen AG (AUTO) .............................         10,119         529
  WCM Beteiligungs-und Grundbesitz AG
    (DIOP) .........................................          7,132         106
                                                                     ----------
                                                                         23,816

Greece - 0.5%
  Alpha Credit Bank (BANK) .........................          4,410         153
  Commercial Bank of Greece (BANK)..................          1,780          87
  EFG Eurobank * (BANK) ............................          4,407          85
  Hellenic Bottling Co. SA (FOOD) ..................          3,500          57
  Hellenic Telecommunication
    Organization SA (UTIT) .........................         13,420         200
  Intracom SA (TELE) ...............................          4,860         110
  National Bank of Greece SA (BANK).................          5,160         197
  Titan Cement Co. SA (CONS) .......................          1,400          55
                                                                     ----------
                                                                            944

Hong Kong - 1.5%
  Cathay Pacific Airways (TRAN) ....................         32,000          59
  China Southern Airlines Company
    Limited * (TRAN) ...............................        286,000          87
  China Telecom (Hong Kong), Ltd.
    (TELS) .........................................        107,000         584
  CLP Holdings, Ltd. (UTIE) ........................         25,500         127
  Hang Seng Bank, Ltd. (BANK) ......................         22,700         306
  Henderson Land Development Co., Ltd.
    (READ) .........................................         22,000         112
  Hutchison Whampoa, Ltd. (COMM) ...................         52,500         655
  LEGEND Holdings (COMP) ...........................        122,000          77
  Li & Fung, Ltd. (COMM) ...........................         36,000          65
  New World Development Co., Ltd.
    (READ) .........................................         48,000          58
  Pacific Century Cyberworks, Ltd. *
    (TELE) .........................................        202,380         130
  Sun Hung Kai Properties, Ltd.(REIT)...............         31,000         309
  Swire Pacific, Ltd. - Cl. A (DIOP)................         23,500         169
  Wharf (Holdings), Ltd. (DIOP) ....................         44,000         107
                                                                     ----------
                                                                          2,845

Hungary - 0.3%
  Danubius Hotel and Spa Rt. (LEIS).................          3,600          56
  Gedeon Richter Rt. (HEAL) ........................            900          53
  Magyar Tavkozlesi Rt. (UTIT) .....................         36,200         151
  MOL Magyar Olaj-es Gazipari Rt.
    (OILX) .........................................          7,500         127
  OTP Bank Rt. (BANK) ..............................          2,300         129
                                                                     ----------
                                                                            516

India - 0.7%
  Bajaj Auto, Ltd. - GDR (AUTO) ....................         14,300          79
  EIH, Ltd. - GDR (REAL) ...........................         23,000         122
  Grasim Industries, Ltd. - GDR (DIOP)..............         15,000         101
  Gujarat Ambuja Cements, Ltd. - GDR
    (CONS) .........................................         23,800          80
  Hindalco Industries, Ltd. - GDR
    (META) .........................................          5,500          98
  Indian Hotels Co., Ltd. - GDR (REAL)..............         16,700          79
  ITC, Ltd. - GDR * (FOOD) .........................         13,600         262
  Larsen & Toubro, Ltd. - GDR (DIOP)................         13,500         113
  Mahindra & Mahindra, Ltd. - GDR *
    (AUTO) .........................................         16,500          50
  Ranbaxy Laboratories, Ltd. - GDR
    (HEAL) .........................................          5,700          91
  Reliance Industries, Ltd. - GDR *
    (CHEM) .........................................         13,100         212
  Tata Engineering and Locomotive Co.,
    Ltd. - GDR (AUTO) ..............................         34,600          62
                                                                     ----------
                                                                          1,349

Ireland - 0.6%
  Allied Irish Banks plc (BANK) ....................         26,800         311
  CRH plc (CONS) ...................................         13,300         248
  Eircom plc * (TELS) ..............................         69,432         176
  Greencore Group plc (FOOD) .......................         26,000          68
  Irish Life & Permanent plc (FINL).................          9,553         118
  Jefferson Smurfit Group plc
    (CONT) .........................................         47,000          93
  Kerry Group plc (FOOD) ...........................          8,400         109
  Ryanair Holdings plc * (TRAN) ....................         11,421         123
                                                                     ----------
                                                                          1,246

Israel - 0.6%
  Bank Hapoalim (BANK) .............................         43,700         127
  Bezeq Israeli Telecommunication Corp.,
          Ltd. (UTIT) ..............................         28,300         152
  Check Point Software Technologies, Ltd.
    * (SOFT) .......................................          3,200         427
  IDB Holding Corp., Ltd. (FUND) ...................          5,700         201
  Industrial Building Corp. (CONS)..................         45,100          68
  Makteshim-Agan Industries, Ltd. *
    (CHEM) .........................................         26,900          66
  Teva pharmaceutical Industries, Ltd.
    (HEAL) .........................................          3,200         226
                                                                     ----------
                                                                          1,267

Italy - 7.7%
  Alitalia SpA (TRAN) ..............................         60,000         108
  Assicurazioni Generali (INSU) ....................         44,632       1,773
  Autogrill SpA (RETF) .............................         10,001         123
  Banca Di Roma (BANK) .............................         60,000          65

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                       Market
                Name of Issuer                               Shares     Value
                                                                       (000's)

COMMON STOCK - Continued

Italy - Continued
  Banca Intesa SpA (BANK) ..........................        178,800  $      860
  Banca Intesa SpA - RNC (BANK) ....................         37,400         108
  Banca Popolare di Milano (BANK)...................         18,100          90
  Benetton Group SpA (APPA) ........................        103,979         217
  Bulgari SpA (RETS) ...............................          8,900         110
  Enel SpA * (UTIE) ................................        248,583         966
  ENI SpA (OILS) ...................................        285,800       1,825
  Fiat SpA (AUTO) ..................................         15,350         361
  Fiat SpA - RNC (AUTO) ............................            720          10
  Italcementi SpA (CONS) ...........................         10,920          91
  ITALGAS(SOC ITAL) (UTIG) .........................         12,650         128
  La Rinascente SpA (CONS) .........................         10,500          62
  Marzotto & Figli SpA (APPA) ......................          7,500          89
  Mediaset SpA (MEDI) ..............................         44,200         528
  Mediobanca SpA (FUND) ............................         24,000         272
  Mondadori (Arnoldo) Editore SpA
    (MEDP) .........................................         10,800         100
  Olivetti SpA (COMM) ..............................        178,400         426
  Parmalat Finanziaria SpA (FOOD)...................         77,600         126
  Pirelli SpA (DIOP) ...............................         71,100         253
  Riunione Adriatica di Sicorta SpA
    (INSU) .........................................         25,379         396
  Riunione Adriatica di Sicorta SpA -
    RNC (INSU) .....................................          2,920          35
  SAI spa (INSU) ...................................          4,300          85
  San Paolo-IMI SpA (BANK) .........................         57,310         927
  Seat Pagine Gialle SpA (MEDP) ....................         10,012          22
  Sirti SpA (TELE) .................................         11,100          19
  Telecom Italia Mobile SpA (TELS)..................        240,100       1,916
  Telecom Italia Mobile SpA - RNC
    (TELS) .........................................         48,200         210
  Telecom Italia SpA (TELS) ........................        131,500       1,455
  Telecom Italia SpA - RNC (TELS)...................         47,300         284
  UniCredito Italiano SpA (BANK) ...................        196,600       1,028
                                                                     ----------
                                                                         15,068

Japan - 26.8%
  77 Bank, Ltd. (BANK) .............................         18,000         103
  Acom Co., Ltd. (LEND) ............................          4,200         310
  Ajinomoto Co., Inc. (FOOD) .......................         20,000         260
  Alps Electric Co. (ETRN) .........................          6,000          91
  Amada Co., Ltd (MACH) ............................         13,000          97
  Asahi Bank, Ltd. (BANK) ..........................         73,000         248
  Asahi Breweries, Ltd. (FOOD) .....................         13,000         132
  Asahi Chemical Industry Co., Ltd.
    (CHEM) .........................................         42,000         242
  Asahi Glass Co., Ltd. (APPL) .....................         39,000         322
  Bank of Tokyo-Mitsubishi (BANK)...................        127,000       1,263
  Bank of Yokohama, Ltd. (BANK) ....................         22,000         100
  Benesse Corp. (COMM) .............................          2,600          96
  Bridgestone Corp. (PART) .........................         21,000         191
  Canon, Inc. (COMM) ...............................         22,000         770
  Casio Computer Co. (ETRN) ........................          9,000          76
  Central Japan Railway Co. (TRAN)..................             61         375
  Chugai Pharmaceutical Co., Ltd.
    (HEAL) .........................................          4,000          67
  Citizen Watch Co., Ltd. (RETS) ...................         10,000          73
  Cosmo Oil Co., Ltd. (OILX) .......................         33,000          59
  Credit Saison Co., Ltd. (FINL) ...................          5,600         120
  CSK Corp. (SOFT) .................................          3,200          47
  Dai Nippon Printng Co., Ltd. (COMM)...............         19,000         283
  Daicel Chemical Industries, Ltd.
    (CHEM) .........................................         16,000          49
  Daiichi Pharmaceutical Co., Ltd.
    (HEAL) .........................................         10,000         297
  Daikin Industries, Ltd. (CONS) ...................         10,000         192
  Dainippon Ink & Chemicals, Inc.
    (CHEM) .........................................         28,000          83
  Dainippon Screen Manufacturing Co.,
    Ltd. (ELEQ) ....................................         15,000          72
  Daito Trust Construction Co., Ltd.
    (REAL) .........................................          3,600          65
  Daiwa House Industry Co., Ltd.(HOUS)..............         17,000         106
  Daiwa Securities Group, Inc. (FUND)...............         37,000         386
  Denso Corp. (ETRN) ...............................         19,000         411
  East Japan Railway Co. (TRAN) ....................            107         627
  Ebara Corp. (MACH) ...............................          9,000          98
  Eisai Co. Ltd. (HEAL) ............................         10,000         350
  Fanuc, Ltd. (ELEQ) ...............................          6,300         428
  Fuji Machine Mfg. CO., LTD. (MACH)................          1,000          27
  Fuji Photo Film (LEIS) ...........................         14,000         585
  Fuji Soft ABC, Inc. (SOFT) .......................          1,000          64
  Fujikura (ELEQ) ..................................         11,000          82
  Fujitsu, Ltd. (ELEQ) .............................         51,000         751
  Furukawa Electric Co. (TELE) .....................         16,000         279
  Hankyu Corp. (TRAN) ..............................         18,000          57
  Hirose Electric Co., Ltd. (ETRN)..................          1,200         115
  Hitachi, Ltd. (ETRN) .............................         88,000         784
  Honda Motor Co. (AUTO) ...........................         25,000         932
  Hoya Corp. (ETRN) ................................          3,000         220
  Isetan Co., Ltd. (RETS) ..........................         14,000         148
  Ishikawajima-Harima Heavy Industries
    Co., Ltd. (DIOP) ...............................         28,000          60
  Ito-Yokado Co., Ltd. (RETS) ......................         11,000         548
  Itochu Corp. (DIOP) ..............................         42,000         195
  Japan Airlines Co., Ltd. (TRAN)...................         50,000         229
  Japan Energy Corp. (OILX) ........................         54,000          84
  Japan Tobacco, Inc. (FOOD) .......................             45         349
  Joyo Bank, Ltd. (BANK) ...........................         29,000          92
  JUSCO Co., Ltd. * (RETS) .........................         10,000         217
  Kajima Corp. (CONS) ..............................         35,000          97
  Kaneka Corp. (CHEM) ..............................          5,000          47
  Kansai Electric Power Co., Inc.(UTIE).............         22,800         387
  KAO Corp. (HNBA) .................................         16,000         465
  Kawasaki Heavy Industry, Ltd. (DIOP)..............         46,000          49
  Kawasaki Steel Corp. (STEE) ......................        100,000         103

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                       Market
                Name of Issuer                               Shares     Value
                                                                       (000's)
COMMON STOCK - Continued

Japan - Continued
  Keihin Electric Express Railway Co.,
    Ltd. (TRAN) ....................................         17,000  $       68
  Kinden Corp. (ENGI) ..............................         12,000          69
  Kinki Nippon Railway (TRAN) ......................         35,000         146
  Kirin Brewery Co. (FOOD) .........................         21,000         188
  Kokuyo Co. (COMM) ................................          6,000          89
  Komatsu, Ltd. (MACH) .............................         30,000         133
  Komori Corp. (MACH) ..............................          4,000          67
  Konami Co., Ltd. (COMP) ..........................          3,700         277
  Konica Corp. (LEIS) ..............................         17,000         139
  Kubota Corp. (MACH) ..............................         48,000         146
  Kuraray Co., Ltd. (APPA) .........................         10,000          93
  Kurita Water Industries, Ltd. (POLL)..............          5,000          65
  Kyocera Corp. (ETRN) .............................          5,200         567
  Kyowa Hakko Kogyo Co., LTD.
    (HEAL) .........................................          9,000          62
  Makita Corp. (CNSU) ..............................          8,000          56
  Marubeni Corp. (DIOP) ............................         31,000          73
  Marui Co., Ltd. (RETS) ...........................         13,000         196
  Matsushita Electric Industrial Co.
    (ETRN) .........................................         53,000       1,266
  Minebea Co., Ltd. (ETRN) .........................          4,000          37
  Mitsubishi Chemical Corp. (CHEM) .................         61,000         161
  Mitsubishi Corp. (DIOP) ..........................         44,000         324
  Mitsubishi Electric Corp. (ETRN) .................         52,000         320
  Mitsubishi Estate Co., Ltd. (REAL)................         37,000         395
  Mitsubishi Heavy Industries, Ltd.
    (MACH) .........................................         90,000         392
  Mitsubishi Logistcs Corp. (TRAN) .................          7,000          61
  Mitsubishi Materials Corp. (PMET) ................         39,000          93
  Mitsubishi Rayon Co., Ltd. (APPA) ................         27,000          81
  Mitsubishi Trust & Banking Corp.
    (BANK) .........................................         37,000         254
  Mitsui & Co., Ltd. (DIOP) ........................         31,000         195
  Mitsui Fudosan Co., Ltd. (REAL) ..................         24,000         238
  Mitsui Marine & Fire Insurance Co.,
    Ltd. (INSU) ....................................         25,000         143
  Mitsui Mining & Smelting Co., Ltd.
    (META) .........................................         17,000         131
  Mitsukoshi, Ltd. (RETS) ..........................         14,000          57
  Mizuho Holdings, Inc. * (FINL) ...................            160         991
  Mori Seiki Co., Ltd. (MACH) ......................          5,000          55
  Murata Manufacturing Co., Ltd. (ETRN).............          6,500         762
  Mycal Corp. (RETS) ...............................         20,000          43
  NAMCO, Ltd. (LEIS) ...............................          3,800          70
  NEC Corp. (COMP) .................................         43,000         786
  NGK Insulators (PART) ............................         11,000         146
  NGK Spark Plug Co. (PART) ........................          9,000         131
  Nidec Corp. (MACH) ...............................          2,000          94
  Nikon Corp. (LEIS) ...............................         11,000         118
  Nintendo Corp., Ltd. (LEIS) ......................          3,800         598
  Nippon Comsys Corp. (ENGI) .......................          6,000         108
  Nippon Express Co., Ltd. (TRAN) ..................         31,000         187
  Nippon Mitsubishi Oil Co., Ltd. (OILX)............         27,000         130
  Nippon Paper Industries Co. (PAPR)................         25,000         149
  Nippon Sheet Glass Co., Ltd. (DIOP)...............         14,000         171
  Nippon Steel Co. (STEE) ..........................        133,000         220
  Nippon Telegraph & Telephone Corp.
    (UTIT) .........................................            333       2,397
  Nippon Yusen Kabushiki Kaisha
    (TRAN) .........................................         40,000         165
  Nissan Motor Acceptance Corp. (FINL)..............        101,000         581
  Nitto Denko Corp. (ETRN) .........................          4,000         108
  Nomura Securities Co., Ltd. (FUND)................         53,000         953
  NSK, Ltd. (META) .................................         20,000         122
  NTN Corp. (METP) .................................         19,000          59
  Obayashi Corp. (CONS) ............................         22,000          95
  Oji Paper Co. (PAPR) .............................         27,000         139
  Olympus Optical Co. (LEIS) .......................          9,000         156
  Omron Corp. (ETRN) ...............................          8,000         166
  Onward Kashiyama Co., Ltd. (APPA) ................          9,000          75
  Oriental Land Co., Ltd. (LEIS) ...................          2,000         134
  Orix Corp. (FINL) ................................          2,400         241
  Osaka Gas Co. (UTIG) .............................         81,000         246
  Pioneer Corp. (ETRN) .............................          6,000         160
  Promise Co., Ltd. (LEND) .........................          2,600         184
  Rohm Co., Ltd. (ETRN) ............................          3,100         588
  Sakura Bank, Ltd. (BANK) .........................        112,000         676
  Sankyo Co., Ltd. (HEAL) ..........................         13,000         312
  Sanrio Co., Ltd. * (CNSU) ........................          3,000          52
  Sanyo Electric Co. (ETRN) ........................         52,000         432
  Secom Co. (COMM) .................................          7,000         456
  Sega Enterprises (CNSU) ..........................          4,300          42
  Sekisui Chemical Co. (CHEM) ......................         20,000          57
  Sekisui House, Ltd. (CONS) .......................         23,000         210
  Sharp Corp. (ETRN) ...............................         29,000         350
  Shimamura Co., Ltd. (RETS) .......................          1,000          55
  SHIMANO, Inc. (LEIS) .............................          5,000          98
  Shimizu Corp. (CONS) .............................         29,000          86
  Shin-Etsu Chemical Co. (CHEM) ....................          9,000         346
  Shionogi & Co., Ltd. (HEAL) ......................         14,000         285
  Shiseido Co., Ltd. (CHEM) ........................         14,000         156
  Shizuoka Bank, Ltd. (BANK) .......................         19,000         173
  Showa Shell Sekiyu K.K. (OILX) ...................         21,000          88
  Skylark Co., Ltd. (FOOD) .........................          3,000          84
  SMC Corp. (MACH) .................................          2,000         257
  Softbank Corp. (SOFT) ............................          8,800         306
  Sony Corp. (ETRN) ................................         23,500       1,624
  Sumitomo Bank (BANK) .............................         86,000         882
  Sumitomo Chemical Co. (CHEM) .....................         48,000         238
  Sumitomo Corp. (DIOP) ............................         22,000         158
  Sumitomo Electric Industries (TELE)...............         19,000         311
  Sumitomo Heavy Industry (MACH) ...................         31,000          48
  Sumitomo Marine & Fire Insurance Co.,
    Ltd. (INSU) ....................................         24,000         155
  Sumitomo Metal Industries (STEE) .................        102,000          58
  Sumitomo Metal Mining Co. (PMET) .................         17,000          89

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                        Market
          Name of Issuer                    Shares      Value
                                                        (000's)
      COMMON STOCK - Continued

Japan - Continued
  Taisho Pharmaceutical Co., Ltd.(HEAL)      10,000  $      270
  Taiyo Yuden Co., Ltd. (ELEQ) ...........    4,000         134
  Takara Shuzo Co., LTD. (FOOD) ..........    4,000          70
  Takashimaya Co. (RETS) .................   12,000          82
  Takeda Chemical Industries (CHEM) ......   24,000       1,419
  Takefuji Corp. (LEND) ..................    5,000         315
  Teijin, Ltd. (APPA) ....................   30,000         155
  Teikoku Oil Co., Ltd. (OILX) ...........   19,000          79
  Terumo Corp. (HEAL) ....................    4,000          87
  The Bank of Fukuoka, Ltd. (BANK) .......    8,000          34
  The Chuo Mitsui Trust and Banking Co., .
    Ltd. (BANK) ..........................   17,000          52
  The Daiwa Bank, Ltd. (BANK) ............   52,000          85
  Tobu Railway Co., Ltd. (TRAN) ..........   36,000         106
  Toho Co., Ltd. (MEDI) ..................    1,200         165
  Tohoku Electric Power (UTIE) ...........   13,000         174
  Tokai Bank Ltd. (BANK) .................   53,000         230
  Tokio Marine & Fire Insurance Co.
    (INSU) ...............................   42,000         481
  Tokyo Broadcasting (MEDI) ..............    4,000         118
  Tokyo Electric Power (UTIE) ............   35,700         885
  Tokyo Electron, Ltd. (ETRN) ............    4,700         258
  Tokyo Gas Co. (OILX) ...................   27,000          80
  Tokyu Corp. (TRAN) .....................   26,000         140
  Toppan Printing Co. (CNSU) .............   20,000         174
  Toray Industries, Inc. (APPA) ..........   33,000         124
  Toshiba Corp. (ETRN) ...................   78,000         521
  Tostem Corp. (CONS) ....................    8,000          99
  Toto, Ltd. (APPL) ......................   13,000          93
  Toyo Seikan Kaisha, Ltd. (CONT) ........    8,000         130
  Toyota Motor Corp. (AUTO) ..............   95,700       3,056
  Trans Cosmos, Inc. (SOFT) ..............      700          30
  Uni-Charm Corp. (PAPR) .................    3,000         152
  UNY Co., Ltd. (RETS) ...................   10,000         107
  Wacoal Corp. (APPA) ....................   11,000          92
  WORLD CO., LTD. (APPA) .................    1,400          53
  Yamaha Corp. (LEIS) ....................    6,000          59
  Yamanouchi Pharmaceutical Co., Ltd.
    (HEAL) ...............................   10,000         432
  Yamato Transport Co., Ltd. (TRAN) ......   13,000         239
  Yokogawa Electric (ETRN) ...............   11,000          93
                                                       --------
                                                         52,322

Malaysia - 0.6%
  Berjaya Sports Toto Berhad (LEIS) ......   47,000          57
  Commerce Asset Holding Bhd (BANK) ......   40,000          86
  Gamuda Berhad (CONS) ...................   52,000          51
  IJM Corporation Berhad (CONS) ..........   77,000          54
  Magnum Corp. Berhad (LEIS) .............  158,000          61
  Malayan Banking Berhad (BANK) ..........   48,000         170
  Malaysia International Shipping Berhad
    (TRAN) ...............................   61,000         100
  Public Bank Berhad (FINL) ..............   58,000          45
  Resorts World Berhad (LEIS) ............   35,000          56
  RHB Capital Berhad (BANK) ..............   63,000          40
  Sime Darby Berhad (FINL) ...............   68,000          85
  Telekom Malaysia Berhad (TELS) .........   60,000         178
  Tenaga Nasional Berhad (UTIE) ..........   61,000         186
  YTL Corp., Berhad (DIOP) ...............   65,000          84
                                                       --------
                                                          1,253

Mexico - 1.0%
  Cemex SA de CV - CPO * (CONS) ..........   34,000         123
  Cifra SA de CV - Ser. V (RETS) .........   96,000         191
  Fomento Economico Mexicano SA de
    CV (FOOD) ............................   20,000          60
  Grupo Carso SA de CV - Ser. A1(DIOP)       24,000          59
  Grupo Financiero Banamex Accival, SA
    de CV (FINL) .........................  105,000         173
  Grupo Financiero Bancomer SA de CV -
    Cl. O (FINL) .........................  157,000          87
  Grupo Modelo SA de CV - Ser. C
    (FOOD) ...............................   62,000         165
  Grupo Televisa SA * (MEDI) .............   60,000         135
  Kimberly-Clark de Mexico SA de CV
    (PAPR) ...............................   47,000         130
  Nuevo Grupo Mexico * (META) ............   18,000          54
  Telephonos de Mexico SA - Ser. L
    (UTIT) ...............................  326,000         732
  Wal-Mart de Mexico SA de CV - Ser. C
    (RETS) ...............................   25,000          46
                                                       --------
                                                          1,955

Netherlands - 2.8%
  ABN Amro Holding NV (BANK) .............   18,400         419
  Aegon NV (INSU) ........................   14,500         600
  Akzo Nobel NV (CHEM) ...................    3,850         207
  ASM Lithography Holding NV (COMP) ......    5,900         134
  Elsevier NV (MEDP) .....................   10,500         154
  Heineken NV (FOOD) .....................    4,375         265
  ING Groep NV (BANK) ....................    9,800         783
  Koninklije KPN NV (TELS) ...............   11,420         131
  Koninklijke (Royal) Philips Electronics
    NV (ETRN) ............................   13,656         500
  Koninklijke Ahold NV (RETF) ............    7,000         226
  Royal Dutch Petroleum Co. (OILE) .......   22,650       1,388
  TNT Post Group NV (TRAN) ...............    5,610         136
  Unilever NV - CVA (CNSU) ...............    5,819         368
  Wolters Kluwer NV - CVA (MEDP) .........    4,400         120
                                                       --------
                                                          5,431

New Zealand - 0.3%
  Carter Holt Harvey, Ltd. (PAPR) ........   75,200          55
  Contact Energy Limited (UTIE) ..........   62,600          73

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                        Market
            Name of Issuer                   Shares      Value
                                                        (000's)
        COMMON STOCK - Continued

      New Zealand - Continued
        Fisher & Paykel Industries Limited
          (APPL) .........................   23,000  $       81
        Fletcher Challenge Building
          (CONS) .........................   73,900          64
        Telecom Corp. of New Zealand, Ltd.
          (TELS) .........................  111,100         237
        The Warehouse Group Limited
          (RETS) .........................   29,000          77
                                                       --------
                                                            587

      Norway - 1.1%
        Bergesen d.y. ASA - Cl. A (TRAN) .    4,300          68
        Den Norske Bank (BANK) ...........   43,960         238
        Elkem ASA (META) .................    4,400          70
        Kvaerner plc (CONS) ..............    7,600          54
        Leif Hoegh & Co. ASA (TRAN) ......    8,340          70
        Merkantildata ASA (SOFT) .........    9,800          38
        Norsk Hydro ASA (DIOP) ...........   11,140         472
        Norske Skogsindustrier ASA - Cl. A
          (PAPR) .........................    3,800         160
        Orkla ASA (DIOP) .................   23,420         463
        Petroleum Geo-Services ASA
          (OILE) .........................    6,240          82
        SMEDVIG (OILS) ...................    7,000          67
        Smedvig ASA - B Shares (OILS) ....    7,600          61
        Storebrand ASA (INSU) ............   16,140         115
        Tomra Systems ASA (POLL) .........   11,200         218
                                                       --------
                                                          2,176

      Philippines - 0.1%
        Ayala Land, Inc. (READ) ..........   36,460           4
        Metropolitan Bank & Trust Co.
          (BANK) .........................   13,090          48
        Petron Corp. (OILS) ..............  468,400          11
        Philippine Long Distance Telephone
          Co. (UTIT) .....................    3,200          56
        SM Prime Holdings, Inc. (READ) ...  545,000          63
                                                       --------
                                                            182

      Portugal - 0.6%
        Banco Comercial Portgues, SA
          (BANK) .........................   33,000         175
        BPI-SGPS, SA - Registered Shares
          (FUND) .........................   32,490         102
        Brisa-Auto Estradas de Portugal,
          SA (CONS) ......................    8,375          75
        Electricidade de Portugal, SA
          (UTIE) .........................   67,500         223
        Jeronimo Martins, SGPS, SA
          (RETF) .........................    3,600          37
        Portugal Telecom, SA (TELS) ......   46,000         421
        Sonae, SGPS, SA (RETS) ...........   87,600          98
                                                       --------
                                                          1,131

      Singapore - 0.5%
        Chartered Semiconductor
          Manufacturing * (ETRN) .........   12,000          33
        City Developments, Ltd. (READ) ...   29,000         135
        Cycle & Carriage, Ltd. (AUTO) ....   14,000          27
        DBS Group Holdings, Ltd. (BANK) ..   17,000         192
        Oversea-Chinese Banking
          Corporation Limited (BANK) .....   16,000         119
        Singapore Airlines (TRAN) ........   12,000         119
        Singapore Telecommunications, Ltd.
          (TELS) .........................  114,000         177
        United Overseas Bank, Ltd.
          (BANK) .........................   13,448         101
                                                       --------
                                                            903

      South Africa - 1.1%
        ABSA Group, Ltd. (BANK) ..........   24,600          93
        Anglo American Platinum Corp.,
          Ltd. (PMET) ....................    5,400         252
        Barlow, Ltd. (DIOP) ..............   11,700          74
        De Beers Centenary AG (UTIE) .....    9,100         241
        Dimension Data Holdings plc
          (SOFT) .........................   28,883         196
        FirstRand, Ltd. (FINL) ...........  164,400         182
        Foschini, Ltd. * (RETS) ..........   37,100          32
        Impala Platinum Holdings, Ltd.
          (META) .........................    2,600         132
        Imperial Holdings, Ltd. (DIOP) ...    9,952          79
        Investec Group, Ltd. (FUND) ......    2,300          77
        Liberty Life Association of
          Africa, Ltd. (INSU) ............   12,400         111
        M-Cell, Ltd. (TELS) ..............   40,200         134
        Nampak, Ltd. (CONT) ..............   25,500          37
        Nedcor, Ltd. (BANK) ..............    6,600         149
        Rembrandt Group, Ltd. (DIOP) .....   15,300          41
        Remgro, Ltd. * (DIOP) ............   15,300         104
        Sappi, Ltd. (READ) ...............   10,900          78
        Sasol, Ltd. (OILX) ...............   12,800          83
                                                       --------
                                                          2,095

      South Korea - 0.8%
        Cheil Jedang Corp. (FOOD) ........    1,246          30
        Hyundai Motor Co., Ltd. (AUTO) ...    6,490          62
        Kookmin Bank (BANK) ..............    8,310          98
        Korea Electric Power Corp.
          (UTIE) .........................   11,760         219
        Korea Telecom Corp. * (TELS) .....      920          49
        LG Chemicals, Ltd. (CHEM) ........    4,630          42
        LG Electronics (ETRN) ............    3,990          38
        Pohang Iron & Steel Co., Ltd.
          (STEE) .........................    1,230          74
        Samsung Corp. (ETRN) .............    6,120          25
        Samsung Display Devices Co.
          (ETRN) .........................    1,410          52
        Samsung Electro-Mechanics Co.
          (ETRN) .........................    2,760          75
        Samsung Electronics (ETRN) .......    3,520         440
        Samsung Fire & Marine Insurance
          (INSU) .........................    2,272          49
        Shinhan Bank (BANK) ..............    7,310          60
        SK Telecom Co., Ltd. (TELS) ......    1,530         306
                                                       --------
                                                          1,619

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                        Market
           Name of Issuer                    Shares      Value
                                                        (000's)
      COMMON STOCK - Continued

      Spain - 3.6%
        ACS, Actividades de Construccion y
          Servicios, SA * (CONS) ..........   2,419   $      57
        Autopistas Concesionaria Espanola
          SA (TRAN) .......................  13,503         118
        Banco Bilbao Vizcaya SA (BANK) ....  90,135       1,342
        Banco Santander Central Hispano SA
          (BANK) .......................... 118,400       1,267
        Corporacion Financiera Alba SA
          (FUND) ..........................   6,000         139
        Endesa SA (UTIE) ..................  28,100         479
        Fomento de Construcciones y
          Contratas SA (CONS) .............   4,600          87
        Gas Natural SDG SA - E Shares
          (UTIG)...........................  13,800         251
        Grupo Dragados SA (CONS) ..........   8,400          91
        Iberdrola SA (UTIE) ...............  27,500         345
        Repsol SA (OILX) ..................  30,000         479
        Sociedad General de Aguas de
          Barcelona SA (FOOD) .............   8,484         104
        Sol Melia SA (LEIS) ...............   5,700          59
        Tabacalera SA - Cl. A (FOOD) ......   7,714         120
        Telefonica SA (UTIT) .............. 101,745       1,681
        TelePizza, SA * (RETF) ............   7,559          18
        Union Electrica Fenosa SA (UTIE) ..  12,200         224
        Vallehermoso SA (READ) ............   8,700          53
        Zardoya Otis SA (MACH) ............   9,752          86
                                                       --------
                                                          7,000

      Sweden - 1.5%
        Drott AB - B Shares (REAL) ........   8,300         114
        ForeningsSparbanken AB (BANK) .....   8,700         133
        Hennes & Mauritz AB - B Shares
          (RETS) ..........................  10,300         159
        NetCom Systems, Inc. - Cl. B
          (TELS) ..........................   1,732          72
        NORDIC BALTIC Holding (BANK) ......  29,218         228
        Nordic Baltic Holding AB (BANK) ...  20,910         158
        SANDVIK AB (MACH) .................   4,950         119
        Securitas AB - B Shares (COMM) ....   8,250         153
        Skand Enskilda Banken - Cl. A
          (BANK) ..........................  10,200         112
        Skandia Forsakrings AB (INSU) .....  13,900         226
        Skanska AB (CONS) .................   3,100         128
        Svenska Cellulosa AB - Cl. B
          (PAPR) ..........................   4,500          96
        Svenska Handelsbanken, Inc. -
          A Shares (BANK) .................   6,350         109
        Telefonaktiebolaget LM Ericsson
          AB * (TELS) .....................  82,050         935
        Telia AB * (TELS) .................  17,050          88
        Volvo AB (AUTO) ...................   5,750          95
                                                       --------
                                                          2,925

      Switzerland - 2.0%
        ABB, Ltd. * (ENGI) ................   2,168         231
        Adecco SA - Reg. (COMM) ...........      60          38
        Credit Suisse Group - Reg. (BANK) .   1,970         374
        Givaudan * (HNBA) .................      55          15
        Nestle SA (FOOD) ..................     260         606
        Novartis AG - Reg. (HEAL) .........     380         672
        Roche Holding AG (HEAL) ...........      55         582
        Schweizerische Rueckversicherungs-
          Gesellschaft (INSU) .............     110         264
        Swisscom AG - Reg. (UTIT) .........     400         104
        Syngenta AG * (CHEM) ..............     547          29
        UBS AG (BANK) .....................   3,226         526
        Zurich Finance (FINL) .............     633         382
                                                       --------
                                                          3,823

      Thailand - 0.1%
        ABN Amro Asia Secuities Public Co.,
          Ltd. (FINL) .....................  23,000          13
        Advanced Info Service Public Co.,
          Ltd. (TELS) .....................   7,700          74
        PTT Exploration & Production Public
          Co., Ltd. (OILX) ................  22,200          52
        Siam Cement Public Co., Ltd. (CONS)   4,000          38
        TelecomAsia Corp. Public Co.,
          Ltd. * (UTIT) ................... 113,200          46
                                                       --------
                                                            223

      Turkey - 0.3%
        Arcelik AS (APPL) ..............  2,623,000          45
        Kartonsan Karton Sanayi Ve
          Ticaret AS (PAPR) ............  1,083,000          56
        Migros Turk TAS (RETF) .........    387,000          50
        Tupras-Turkiye Petrol
          Rafinerileri A.S. (OILX) .....  1,009,000          37
        Turkiye Garanti Bankasi AS
          (BANK) ....................... 12,113,000          68
        Turkiye Is Bankasi (Isbank) -
          Cl. C (BANK) ................. 11,517,060         189
        Yapi ve Kredi Bankasi AS (BANK)  12,211,870          63
                                                       --------
                                                            508

      United Kingdom - 10.1%
        Abbey National First Capital BV
          (BANK) .......................     16,000         292
        Airtours plc (LEIS) ............     11,300          34
        Amvescap plc (BANK) ............      5,300         109
        ARM Holdings plc * (ETRN) ......      9,700          73
        AstraZeneca Group plc (HEAL) ...     18,239         920
        Barclay's plc (BANK) ...........     16,300         505
        Barratt Developments plc (CONS)      10,100          45
        Bass plc (FOOD) ................     17,200         188
        Berkeley Group (The) plc (READ)       6,100          69
        BG Group plc (UTIG) ............     37,866         148
        BOC Group plc (CHEM) ...........      7,000         106
        Boots Co. plc (RETD) ...........     13,800         126
        BP Amoco plc (OILE) ............    233,500       1,885
        British Aerospace plc (AERO) ...     32,263         184
        British Airport Authority plc
          (TRAN) .......................     11,700         108
        British Airways plc (TRAN) .....     11,300          66

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                     Market
           Name of Issuer                                Shares       Value
                                                                     (000's)
      COMMON STOCK - Continued

      United Kingdom - Continued
        British American Tobacco plc * (FOOD).......     26,500  $      202
        British Land Co. plc (REAL) ................     11,000          78
        British Sky Broadcast plc (MEDI) ...........     19,900         334
        British Telecommunications plc (TELS).......     68,700         588
        Cadbury Schweppes plc (FOOD) ...............     26,600         184
        Canary Wharf Finance PLC * (REIT) ..........     11,700          85
        Carlton Communications plc (MEDI) ..........     16,300         149
        Centrica plc * (UTIG) ......................     58,900         228
        CGU plc (INSU) .............................     23,900         387
        Diageo plc (FOOD) ..........................     30,200         339
        Dixons Group plc * (TELE) ..................     23,200          78
        EMI Group plc (LEIS) .......................     12,400         102
        GKN plc (AUTO) .............................      9,200          97
        GlaxoSmithKline plc * (HEAL) ...............     62,893       1,760
        Granada Compass plc (LEIS) .................     25,122         274
        Halifax Group plc (LEND) ...................     24,700         245
        Hanson plc (CONS) ..........................      8,990          62
        Hays plc (DIOP) ............................     14,400          83
        Hilton Group plc (LEIS) ....................     27,700          87
        HSBC Holdings plc (BANK) ...................    100,300       1,478
        Imperial Chemical Industries plc
          (CHEM) ...................................      7,100          59
        Innogy Holdings * (UTIG) ...................     16,500          48
        Invensys, plc (DIOP) .......................     38,785          91
        J Sainsbury plc (RETF) .....................     24,100         143
        Kingfisher plc (RETS) ......................     18,500         138
        Land Securities plc (REAL) .................      8,400         106
        Lattice Group * (ETRN) .....................     37,866          85
        Legal & General Group plc (INSU) ...........     62,800         173
        Lloyds TSB Group plc (BANK) ................     58,900         624
        Logica plc (SOFT) ..........................      6,700         175
        Marconi plc (TELE) .........................     28,600         307
        Marks & Spencer plc (RETS) .................     39,600         110
        Misys plc (COMP) ...........................      6,300          62
        National Grid Group plc (UTIE) .............     22,500         205
        National Power plc (UTIE) ..................     16,500          62
        Nycomed Amersham plc (HEAL) ................      5,700          48
        P&O Princess Cruises plc * (LEIS) ..........     12,900          55
        Pearson plc (MEDP) .........................      8,100         193
        Peninsular & Oriental Steam Navigation
          Co. (TRAN) ...............................      6,800          32
        Prudential Corp. (INSU) ....................     22,500         362
        Railtrack Group plc (TRAN) .................      6,700          93
        Rank Group plc (DIOP) ......................     35,700          93
        Reed International plc (MEDP) ..............     15,400         161
        Rentokil Initial plc (DIOP) ................     29,600         102
        Reuters Group plc (BUSI) ...................     15,900         269
        Rio Tinto plc - Reg. (DIOP) ................     12,700         224
        Royal Bank of Scotland Group (BANK) ........     11,500         272
        Schroders (BANK) ...........................      4,050          80
        Scottish Power plc (UTIE) ..................     17,100         135
        Slough Estates Finance plc * (READ) ........      9,900          61
        Tesco plc (FOOD) ...........................     76,800         313
        The Great Universal Stores plc (RETS) ......     15,500         122
        The Sage Group plc (MEDI) ..................     22,100         101
        Unilever plc (CNSU) ........................     26,703         229
        United Utilities plc (AGRI) ................     10,400         103
        Vodafone AirTouch plc (TELS) ...............    648,818       2,364
        WPP Group plc * (COMM) .....................      7,500          98
                                                                   --------
                                                                     19,596

      United States - 0.0%
        Great Eastern Shipping Co. - GDR *
          (TRAN) ..........................              25,120          85
                                                                   --------
            TOTAL COMMON STOCK-                            94.4%    184,040

      PREFERRED STOCK

      Australia - 0.2%
        News Corp., Ltd. (MEDI) ....................                    342

      Brazil - 0.7%
        Aracruz Celulose SA (TELS) .................                    108
        Banco Bradesco SA (BANK) ...................                    109
        Banco Itau SA (BANK) .......................                    109
        Bradespar SA (FINL) ........................                    108
        Centrais Electricas Brasileires SA
          (UTIE) ...................................                    109
        Compahnia de Bebidas das Americas
          (FOOD) ...................................                    109
        Companhia Energetica de Minas Gerais -
          CEMIG (UTIE) .............................                    108
        Companhia Vale do Rio Doce (META) ..........                    109
        Embratel Participacoes SA (UTIT) ...........                    108
        Tele Centro Sul Participacoes SA
          (UTIT) ...................................                    108
        Tele Norte Leste Participacoes SA
          (UTIT) ...................................                    109
        Telesp Celular Participacoes SA (TELS) .....                    108
        Telesp Participacoes SA (TELS) .............                    108
                                                                   --------
                                                                      1,410

      Germany - 0.4%
        Dyckerhoff AG (CONS) .......................                    263
        SAP AG - Vorzug (SOFT) .....................                    264
        Volkswagen AG (AUTO ........................                    264
                                                                   --------
                                                                        791
                                                                   --------
                             TOTAL PREFERRED STOCK -        1.3%      2,543

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                              Par       Market
          Name of Issuer                     Value       Value
                                            (000's)     (000's)
      PUBLICLY-TRADED BONDS

    United Kingdom - 0.0%
      British Aerospace plc - Bonds (AERO)
      7.45% due 11/29/03................   $      4    $       6
                                                       ---------
             TOTAL PUBLICLY-TRADED
                            BONDS-              0.0%           6

    WARRANTS

    Mexico - 0.0%
      Cemex SA de CV (CONS)
      expires 12/12/02 (Cost $1)........      2,000            0

    United States - 1.0%
      Morgan Stanley Capital Llc (FINL)
      expires 04/07/07 (Cost $3,107)....     23,600        1,854
                                                       ---------
                  TOTAL WARRANTS-               1.0%       1,854

    RIGHTS

    Brazil - 0.0%
      Banco Bradesco SA (BANK)
      expires 12/26/00 (Cost $0)........  1,012,456            3
      Bradespar SA (FINL)
      expires 01/10/01 (Cost $0)........  5,919,441            0
                                                       ---------
                                                               3
    Malaysia - 0.0%
      Gamuda Berhad (CONS)
      expires 12/11/00 (Cost $0)........     13,000            0

    Thailand - 0.0%
      TelecomAsia (UTIT)
      expires 04/03/00 (Cost $0)........     35,747            0
                                                       ---------
                    TOTAL RIGHTS-               0.0%           3

    SHORT-TERM INVESTMENTS - 3.0%

        Investment in joint trading account
          (Note B)
          6.695% due 01/02/01...........      5,587        5,587
        U.S. Treasury Bill
          5.88% due 03/15/01 #..........        300          299

        U.S. Treasury Bill
          5.92% due 03/15/01 #..........         50           49
                                          ---------    ---------

                                              5,937        5,935
                                          ---------    ---------
                  TOTAL INVESTMENTS-           99.7%     194,384
Cash and Receivables, less payables-            0.3%         628
                                          ---------    ---------
                         NET ASSETS-          100.0%     195,012
                                          =========    =========
* Non-income producing security.
ADR-American Depository Receipt
GDR-Global Depository Receipt
# Securities, or a portion thereof, with an aggregate market value of $333 have been segregated to collateralize financial futures contracts.

See notes to financial statements.

     SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                             Market         % of
                                Industry     Value        Long-Term
               Industry       Abbreviation   (000s)      Investments
     Bank .....................  BANK        27,848         14.8%
     Insurance ................  INSU        13,220          7.0%
     Telecommunication
       Services ...............  TELS        13,099          6.9%
     Electronic Products &
       Services ...............  ETRN        11,246          6.0%
     Diversified Operations ...  DIOP        10,281          5.5%
     Health Care Products .....  HEAL        10,093          5.4%
     Telephone ................  UTIT         9,217          4.9%
     Electric Power ...........  UTIE         7,211          3.8%
     Automobile ...............  AUTO         7,069          3.7%
     Food, Beverage & Tobacco .  FOOD         6,979          3.7%
     Chemical .................  CHEM         5,966          3.2%
     Financial Services .......  FINL         5,357          2.8%
     Transportation Services ..  TRAN         5,113          2.7%
     Retail -
       Department Stores ......  RETS         3,854          2.0%
     Construction .............  CONS         3,612          1.9%
     Oil & Natural Gas
     Exploration & Production .  OILX         3,603          1.9%
     Commercial Sevices .......  COMM         3,552          1.9%
     Oil - Equipment &
       Service.................  OILE         3,356          1.8%
     Leisure & Recreation .....  LEIS         3,279          1.7%
     Computer Software &
       Services ...............  SOFT         2,766          1.5%
     Brokerage & Investment
       Management .............  FUND         2,428          1.3%
     Telecommunication
       Equipment ..............  TELE         2,308          1.2%
     Media - TV / Radio .......  MEDI         2,260          1.2%
     Oil ......................  OILS         1,964          1.0%
     Machinery ................  MACH         1,861          1.0%
     Cosmetic & Personal Care .  HNBA         1,727          0.9%
     Retail - Food ............  RETF         1,682          0.9%
     Electrical Equipment .....  ELEQ         1,468          0.8%
     Computer Equipment .......  COMP         1,336          0.7%
     Real Estate Operations ...  REAL         1,308          0.7%
     Paper & Forest Products ..  PAPR         1,173          0.6%
     Shoe & Apparel
       Manufacturing ..........  APPA         1,097          0.6%
     Personal & Commercial
       Lending ................  LEND         1,054          0.6%
     Natural Gas Distribution .  UTIG         1,050          0.6%
     Consumer Miscellaneous ...  CNSU           921          0.5%
     Metals & Mining ..........  META           920          0.5%
     Media - Publishing .......  MEDP           751          0.4%
     Real Estate Investment
       Trust ..................  REIT           724          0.4%
     Real Estate Development ..  READ           681          0.4%
     Steel ....................  STEE           646          0.3%
     Engineering &
       Construction ...........  ENGI           631          0.3%
     Auto & Truck Parts .......  PART           622          0.3%
     Container ................  CONT           611          0.3%
     Precious .................  PMET           563          0.3%
     Metals/Gems/Stones
     Household Appliances /
     Furnishings ..............  APPL           541          0.3%
     Pollution Control ........  POLL           349          0.2%
     Business Services ........  BUSI           269          0.1%
     Aerospace & Defense ......  AERO           190          0.1%
     Energy - Alternative
       Source .................  ENER           135          0.1%
                                          ---------    ---------
                                           $188,449        100.0%
                                          =========    =========

                                       91
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SCHEDULE OF INVESTMENTS--Continued
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

                                                        Market
            Name of Issuer                    Shares     Value
                                                       (000's)
   COMMON STOCK

   Australia - 2.1%
     Brambles Industries, Ltd. (DIOP) ......   1,836   $     43
     Broken Hill Proprietary Co., Ltd.
     (DIOP) ................................  10,015        106
     TABCORP Holdings, Ltd. (LEIS) .........  13,628         83
     Woolworth's, Ltd. (RETS) ..............  21,099         99
                                                       --------
                                                            331

   Finland - 2.5%
     Nokia Oyj (HEAL) ......................   8,305        370
     Sonera Oyj (TELS) .....................   1,098         20
                                                       --------
                                                            390

   France - 10.6%
     Air Liquide (CHEM) ....................     825        123
     Alcatel (TELE) ........................   3,193        181
     Alstom (MACH) .........................   2,631         68
     AXA SA (INSU) .........................   1,158        168
     Cap Gemini SA (COMM) ..................     300         48
     Carrefour SA (RETF) ...................     624         39
     France Telecom (TELS) .................   1,288        111
     Havas Advertising SA (BUSI) ...........   3,288         48
     Lafarge SA (CONS) .....................   1,426        120
     LVMH (Louis Vuitton Moet Hennessy)
       (FOOD) ..............................     758         50
     Rhone-Poulenc SA (BANK) ...............   1,434        126
     Suez Lyonnaise des Eaux (FOOD) ........     488         89
     Total Fina SA - Cl. B (OILX) ..........   1,407        209
     Vivendi Environment (POLL) ............   2,138         93
     Vivendi Universal SA (DIOP) ...........   3,016        199
                                                       --------
                                                          1,672

   Germany - 4.1%
     Allianz AG - Reg. (INSU) ..............     377        141
     Bayerische Motoren Werke AG (AUTO) ....   1,199         39
     DaimlerChrysler AG (AUTO) .............     636         27
     Deutsche Bank AG (BANK) ...............   2,095        176
     Deutsche Telekom AG (UTIT) ............   2,808         85
     Muenchener Rueckversicherungs-
       Gesellschaft AG - Reg. (INSU) .......     304        109
     Siemens AG (DIOP) .....................     566         74
                                                       --------
                                                            651

   Hong Kong - 2.4%
     Giordano International Ltd. (APPA) ....  44,000         20
     Hang Seng Bank, Ltd. (BANK) ...........  10,100        136
     Hutchison Whampoa, Ltd. (COMM) ........   6,700         84
     Li & Fung, Ltd. (COMM) ................  36,000         65
     Swire Pacific, Ltd. - Cl. A (DIOP) ....  10,000         72
                                                       --------
                                                            377

   Ireland - 1.1%
     Bank of Ireland (BANK) ................  11,718        118
     Elan Corp. plc - ADR * (HEAL) .........   1,100         51
                                                       --------
                                                            169

   Italy - 3.3%
     Banca Nazionale del Lavoro (BANK) .....  27,684         85
     San Paolo-IMI SpA (BANK) ..............  10,300        166
     Telecom Italia Mobile SpA (TELS) ......   9,000         72
     Telecom Italia SpA (TELS) .............   9,983        110
     UniCredito Italiano SpA (BANK) ........  16,000         84
                                                       --------
                                                            517

   Japan - 24.0%
     ADERANS Co., Ltd. (HNBA) ..............   2,400         99
     Advantest (ETRN) ......................     400         37
     Asahi Chemical Industry Co., Ltd.
     (CHEM) ................................  17,000         98
     Asahi Glass Co., Ltd. (APPL) ..........   9,000         74
     Bank of Tokyo-Mitsubishi (BANK) .......   4,000         40
     Canon, Inc. (COMM) ....................   4,000        140
     Chiba Bank, Ltd. (BANK) ...............  13,000         51
     Circle K Japan Co., Ltd. (RETF) .......   2,400         84
     Daiwa Securities Group, Inc. (FUND) ...   4,000         42
     Fanuc, Ltd. (ELEQ) ....................   1,000         68
     Fuji Photo Film (LEIS) ................   3,000        126
     Fujitsu, Ltd. (ELEQ) ..................   3,000         44
     Honda Motor Co. (AUTO) ................   2,000         75
     KAO Corp. (HNBA) ......................   6,000        174
     Kirin Brewery Co. (FOOD) ..............  11,000         98
     Minebea Co., Ltd. (ETRN) ..............   5,000         46
     Mitsui Marine & Fire Insurance Co., Ltd.
       (INSU) ..............................  14,000         80
     Mizuho Holdings, Inc. * (FINL) ........      19        118
     Murata Manufacturing Co., Ltd. (ETRN) .   1,000        117
     NEC Corp. (COMP) ......................   3,000         55
     NGK Insulators (PART) .................   4,000         53
     Nintendo Corp., Ltd. (LEIS) ...........     700        110
     Nippon Telegraph & Telephone Corp.
       (UTIT) ..............................      21        151
     Nomura Securities Co., Ltd. (FUND) ....   4,000         72
     Ricoh Co., Ltd. (ETRN) ................   7,000        129
     Rohm Co., Ltd. (ETRN) .................     500         95
     Sakura Bank, Ltd. (BANK) ..............   6,000         36
     Sanwa Bank, Ltd. (BANK) ...............   5,000         35
     Sanyo Electric Co. (ETRN) .............   9,000         75
     Secom Co. (COMM) ......................   1,500         98
     Sharp Corp. (ETRN) ....................   6,000         72
     Shin-Etsu Chemical Co. (CHEM) .........   2,000         77
     Skylark Co., Ltd. (FOOD) ..............   3,000         84
     SMC Corp. (MACH) ......................     500         64
     Sony Corp. (ETRN) .....................   1,000         69
     Sumitomo Corp. (DIOP) .................  15,000        108
     Takeda Chemical Industries (CHEM) .....   2,000        118
     Takefuji Corp. (LEND) .................   1,900        120
     Terumo Corp. (HEAL) ...................   2,000         44
     Tokyo Electric Power (UTIE) ...........   5,500        136
     Toppan Forms Co., Ltd. (COMM) .........   4,400         66
     Toyota Motor Corp. (AUTO) .............   4,800        153

                                       92
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SCHEDULE OF INVESTMENTS--Continued
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

                                                           Market
            Name of Issuer                        Shares    Value
                                                          (000's)
      COMMON STOCK - Continued

      Japan - Continued
        Yamanouchi Pharmaceutical Co., Ltd.
          (HEAL)...............................   3,000  $     130
                                                          --------
                                                             3,761

      Netherlands - 7.1%
        ASM Lithography Holding NV (COMP)......   4,004         91
        Fortis (NL) NV (INSU)..................   2,315         75
        ING Groep NV (BANK)....................   3,424        273
        Koninklije KPN NV (TELS)...............   7,389         85
        Koninklijke (Royal) Philips Electronics
          NV (ETRN)............................   4,527        166
        Royal Dutch Petroleum Co. (OILE).......   4,713        289
        United Pan Europe (TELS)...............   5,005         51
        VNU NV (MEDP)..........................   1,931         95
                                                          --------
                                                             1,125

      Portugal - 0.6%
        Electricidade de Portugal, SA (UTIE)...  26,971         89

      Singapore - 1.6%
        City Developments, Ltd. (READ).........   6,000         28
        DBS Group Holdings, Ltd. (BANK)........   6,000         68
        Singapore Press Holdings, Ltd. (MEDP)..   3,000         44
        Singapore Technology Engineering, Ltd.
          (ENGI)...............................  45,000         73
        Singapore Telecommunications, Ltd.
          (TELS)...............................  26,000         40
                                                          --------
                                                               253

      Spain - 1.9%
        Acerinox SA (STEE).....................   2,695         82
        Banco Santander Central Hispano SA
          (BANK)...............................   4,120         44
        Telefonica SA (UTIT)...................  10,175        168
                                                          --------
                                                               294

      Sweden - 4.9%
        Investor AB - B Shares (FUND)..........   7,799        117
        Nordic Baltic Holding AB (BANK)........  15,169        115
        Securitas AB - B Shares (COMM).........   6,675        124
        Skandia Forsakrings AB (INSU)..........  10,884        177
        Telefonaktiebolaget LM Ericsson AB *
          (TELS)...............................  20,415        232
                                                          --------
                                                               765

      Switzerland - 7.9%
        ABB, Ltd. * (ENGI).....................     978        104
        Adecco SA - Reg. (COMM)................      92         58
        Nestle SA (FOOD).......................     134        313
        Novartis AG - Reg. (HEAL)..............      95        168
        Roche Holding AG (HEAL)................      22        224
        Schweizerische Rueckversicherungs-
          Gesellschaft (INSU)..................      59        141
        UBS AG (BANK)..........................   1,007        164
        Zurich Finance (FINL)..................     119         72
                                                          --------
                                                             1,244

      United Kingdom - 18.7%
        Amvescap plc (BANK)....................   2,908         60
        AstraZeneca Group plc (HEAL)...........   1,392         70
        BP Amoco plc (OILE)....................  30,507        246
        British Aerospace plc (AERO)...........   7,766         44
        British American Tobacco plc (FOOD)....   6,518         50
        British Telecommunications plc (TELS)..  19,191        164
        Cable & Wireless plc (TELS)............   4,324         58
        Diageo plc (FOOD)......................  15,463        173
        GKN plc (AUTO).........................     765          8
        GlaxoSmithKline plc * (HEAL)...........  15,882        449
        HSBC Holdings plc (BANK)...............  13,550        200
        Imperial Chemical Industries plc (CHEM)   6,542         54
        Lloyds TSB Group plc (BANK)............   4,338         46
        Marconi plc (TELE).....................   4,324         47
        National Grid Group plc (UTIE).........   6,463         59
        P&O Princess Cruises plc * (LEIS)......  23,650        100
        Reuters Group plc (BUSI)...............   5,577         95
        Royal Bank of Scotland Group (BANK)....   4,954        117
        Tesco plc (FOOD).......................  34,560        141
        Unilever plc (CNSU)....................  28,527        244
        Vodafone AirTouch plc (TELS)........... 139,652        513
                                                          --------
                                                             2,938
                                                          --------
           TOTAL COMMON STOCK-.................    92.8%    14,576

     PREFERRED STOCK - 0.8%

     Germany - 0.8%
       SAP AG - Vorzug)........................                131


                                              Par
                                             Value
                                            (000's)
     SHORT-TERM INVESTMENTS - 5.1%
       Investment in joint repurchase agreement
       with Goldman Sachs & Co. dated
       12/29/00, 6.481% due 01/02/01 (Secured
       by various U.S. Treasury
       obligations and U.S.
       Government Agency Bonds)              $  800            800
                                             ------         ------
                   TOTAL INVESTMENTS-          98.7%        15,507
 Cash and Receivables, less payables-           1.3%           209
                                             ------         ------
                          NET ASSETS-         100.0%        15,716
                                             ======         ======
* Non-income producing security.
ADR-American Depository Receipts
See notes to financial statements.


                                       93
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SCHEDULE OF INVESTMENTS--Continued
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                             Market     % of
                                 Industry    Value    Long-Term
              Industry         Abbreviation  (000s)  Investments

     Bank ......................   BANK      2,140      14.6%
     Health Care Products ......   HEAL      1,506      10.2%
     Telecommunication
       Services ................   TELS      1,458       9.9%
     Food, Beverage & Tobacco ..   FOOD        998       6.8%
     Insurance .................   INSU        891       6.1%
     Electronic Products &
       Services ................   ETRN        807       5.5%
     Commercial Sevices ........   COMM        683       4.6%
     Diversified Operations ....   DIOP        601       4.1%
     Oil - Equipment & Service .   OILE        535       3.6%
     Chemical ..................   CHEM        470       3.2%
     Leisure & Recreation ......   LEIS        419       2.8%
     Telephone .................   UTIT        404       2.7%
     Automobile ................   AUTO        302       2.1%
     Electric Power ............   UTIE        284       1.9%
     Cosmetic & Personal Care ..   HNBA        273       1.9%
     Consumer Miscellaneous ....   CNSU        245       1.7%
     Brokerage & Investment
       Management ..............   FUND        230       1.6%
     Telecommunication
       Equipment ...............   TELE        228       1.5%
     Oil & Natural Gas
       Exploration &
         Production ............   OILX        209       1.4%
     Financial Services ........   FINL        189       1.3%
     Engineering &
       Construction ............   ENGI        177       1.2%
     Computer Equipment ........   COMP        146       1.0%
     Business Services .........   BUSI        142       1.0%
     Media - Publishing ........   MEDP        139       0.9%
     Machinery .................   MACH        132       0.9%
     Computer Software &
       Services ................   SOFT        130       0.9%
     Retail - Food .............   RETF        124       0.8%
     Construction ..............   CONS        120       0.8%
     Personal & Commercial
       Lending .................   LEND        120       0.8%
     Electrical Equipment ......   ELEQ        112       0.8%
     Retail - Department
       Stores ..................   RETS         99       0.7%
     Pollution Control .........   POLL         93       0.6%
     Steel .....................   STEE         82       0.6%
     Household Appliances /
       Furnishings .............   APPL         74       0.5%
     Auto & Truck Parts ........   PART         53       0.4%
     Aerospace & Defense .......   AERO         44       0.3%
     Real Estate Development ...   READ         28       0.2%
     Shoe & Apparel
       Manufacturing ...........   APPA         20       0.1%
                                          --------  --------
                                          $ 14,707     100.0%
                                          ========  ========
                                       94
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SCHEDULE OF INVESTMENTS--Continued
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                                                          Market
                    Name of Issuer                         Shares         Value
                                                                         (000's)
COMMON STOCK

Bank - 3.4%
   Greater Bay Bancorp ...........................         61,600       $  2,526
   Investors Financial Services Corp. ............         23,500          2,021
   Southwest Bancorporation of Texas, Inc. * .....         39,600          1,700
   Sterling Bancshares, Inc. .....................         81,900          1,618
                                                                        --------
                                                                           7,865

Brokerage & Investment Management - 1.2%
   Affiliated Managers Group, Inc. * .............         50,700          2,782

Business Services - 5.7%
   Corporate Executive Board Co. * ...............         79,700          3,169
   Forrester Research, Inc. * ....................         50,100          2,508
   Heidrick & Struggles International, Inc. ......         43,200          1,817
   Management Network Group, Inc. * ..............        110,100          1,308
   On Assignment, Inc. * .........................         94,600          2,696
   ProBusiness Services, Inc. * ..................         70,800          1,881
                                                                        --------
                                                                          13,379

Commercial Sevices - 3.8%
   Corinthian Colleges, Inc. .....................         58,000          2,200
   Education Management Corp. * ..................         58,600          2,095
   Plexus Corp. * ................................         38,400          1,167
   ProsoftTraining.com, Inc. * ...................         76,300            925
   Quanta Services, Inc. * .......................         33,749          1,086
   Veritas DGC, Inc. * ...........................         44,100          1,425
                                                                        --------
                                                                           8,898

Computer Equipment - 2.7%
   Cerner Corp. * ................................         37,700          1,743
   M-Systems Flash Disk Pioneers, Ltd. * .........         92,700          1,292
   PRI Automation, Inc. * ........................         65,700          1,232
   Quantum Corp. - Hard Disk Drive * .............         70,000            560
   Tech Data Corp. * .............................         53,600          1,450
                                                                        --------
                                                                           6,277

Computer Software & Services - 6.4%
   Advent Software, Inc. * .......................         41,000          1,643
   Aspen Technologies, Inc. * ....................         22,000            732
   Avantgo, Inc. * ...............................        106,200            664
   Avocent Corporation * .........................         27,646            746
   Broadbase Software, Inc. * ....................         45,200            283
   Data Return Corp. * ...........................        133,400            500
   Embarcadero Technologies, Inc. * ..............         39,800          1,791
   Intranet Solutions, Inc. * ....................         30,500          1,555
   Manugistics Group, Inc. * .....................         34,400          1,961
   National Instruments Corp. * ..................         25,350          1,231
   Pivotal Corp. * ...............................         27,200          1,008
   Secure Computing Corp. * ......................        124,000          1,224
   TeleCommunication Systems, Inc. ...............         60,200            203
   WatchGuard Technologies, Inc. .................         47,500          1,502
                                                                        --------
                                                                          15,043

Construction - 0.5%
   Toll Brothers, Inc. * .........................         31,300          1,279

Consumer Miscellaneous - 2.6%
   DigitalThink, Inc. * ..........................         64,700          1,104
   NetRatings, Inc. * ............................         81,400          1,196
   ScanSource, Inc. * ............................         50,000          1,950
   University of Phoenix Online * ................         57,000          1,838
                                                                        --------
                                                                           6,088

Diversified Operations - 0.9%
   CoorsTek, Inc. * ..............................         31,900          1,001
   Varian, Inc. * ................................         35,300          1,196
                                                                        --------
                                                                           2,197

Electric Power - 1.0%
   Wilson Greatbatch Technologies, Inc. * ........         81,800          2,311

Electrical Equipment - 0.2%
   Nu Horizons Electronics Corp. * ...............         47,650            426

Electronic Products & Services - 10.3%
   Aeroflex, Inc. * ..............................         77,000          2,220
   Atmi, Inc. * ..................................         59,300          1,156
   Brooks Automation, Inc. * .....................         29,100            817
   Caliper Technologies Corp. * ..................         14,500            681
   Credence Systems Corp. * ......................         51,200          1,178
   Cytyc Corp. * .................................         33,600          2,102
   DDI, Corp. * ..................................         61,400          1,673
   DuPont Photomasks, Inc. * .....................         47,000          2,484
   Elantec Semiconductor, Inc. * .................         25,400            705
   Electro Scientific Industries, Inc. * .........         37,700          1,056
   Exar, Corp. * .................................         47,700          1,478
   Kent Electronics Corp. * ......................         50,200            828
   Merix Corp. * .................................         53,250            712
   Microsemi Corp. ...............................         53,700          1,494
   Nanometrics, Inc. * ...........................         53,400            738
   Pixelworks, Inc. * ............................         44,750          1,001
   PLX Technology, Inc. * ........................        105,400            876
   Rudolph Technologies, Inc. * ..................         55,500          1,675
   Semtech Corp. * ...............................         58,800          1,297
                                                                        --------
                                                                          24,171

Financial Services - 1.3%
   Actrade Financial Technologies, Ltd. * ........         67,500          1,489
   Advest Group, Inc. ............................         30,300          1,078
   Medallion Financial Corp. .....................         36,600            535
                                                                        --------
                                                                           3,102

Food, Beverage & Tobacco - 0.6%
   Performance Food Group Co. ....................         25,700          1,318

Health Care Products - 12.3%
   Alexion Pharmaceuticals, Inc. * ...............         24,800          1,610
   Alkermes, Inc. * ..............................         51,600          1,619
   Alpharma, Inc. - Cl. A ........................         44,800          1,966
   Aurora Biosciences Corp. * ....................         40,100          1,261
   Cell Therapeutics, Inc. * .....................         31,000          1,397
   COR Therapeutics, Inc. * ......................         47,500          1,671
   Corvas International, Inc. * ..................         89,500          1,287

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SCHEDULE OF INVESTMENTS--Continued
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                                                          Market
                    Name of Issuer                         Shares         Value
                                                                         (000's)
COMMON STOCK - Continued

Health Care Products - Continued
   CV Therapeutics, Inc. * .......................         31,900       $  2,257
   Exelixis, Inc. * ..............................         67,400            986
   Inhale Therapeutic Systems, Inc. * ............         47,000          2,374
   Inspire Pharmaceuticals, Inc. .................         52,600          1,371
   Interpore International, Inc. * ...............          6,200             24
   Invitrogen Corp. * ............................         25,100          2,168
   NPS Pharmaceuticals, Inc. * ...................         57,000          2,736
   Renal Care Group, Inc. * ......................         77,500          2,125
   Techne Corp. * ................................         39,000          1,406
   Titan Pharmeceuticals, Inc. * .................         43,000          1,521
   Virologic, Inc. * .............................        131,500          1,200
                                                                        --------
                                                                          28,979

Health Care Services - 10.1%
   Accredo Health, Inc. ..........................         52,600          2,640
   AmeriSource Health Corp. - Cl. A * ............         60,200          3,040
   Arena Pharmaceuticals, Inc. ...................          3,200             50
   Bindley Western Industries, Inc. ..............         77,200          3,209
   Genome Therapeutics Corp. * ...................          5,400             38
   GENOMICA Corp. ................................         22,400            118
   IDX Systems Corp. .............................         65,500          1,638
   LifePoint Hospitals, Inc. * ...................         62,600          3,138
   Lincare Holdings, Inc. * ......................         38,400          2,191
   Physiometrix, Inc. ............................         74,800          1,192
   Province Healthcare Co. * .....................         78,100          3,075
   Transgenomic, Inc. ............................         67,650            710
   Vascular Solutions, Inc. ......................         82,500            608
   Visible Genetics, Inc. * ......................         54,600          2,061
                                                                        --------
                                                                          23,708

Insurance - 2.7%
   Fidelity National Financial, Inc. .............         77,600          2,866
   HCC Insurance Holdings, Inc. ..................         71,600          1,929
   Philadelphia Consolidated Holding Corp. * .....         15,900            491
   Renaissancere Holdings, Ltd. ..................         14,000          1,096
                                                                        --------
                                                                           6,382

Leisure & Recreation - 0.2%
   Six Flags, Inc. ...............................         20,800            358

Media - Publishing - 2.0%
   Houghton Mifflin Co. ..........................         44,200          2,050
   Radio One, Inc. - Cl. D * .....................         61,200            673
   Scholastic Corp. * ............................         22,500          1,994
                                                                        --------
                                                                           4,717

Media - TV / Radio - 3.0%
   Entercom Communications Corp. * ...............         23,200            799
   Getty Images, Inc. ............................         68,600          2,195
   Pegasus Communications Corp. * ................         17,200            443
   Radio One, Inc. * .............................         49,900            533
   Regent Communications, Inc. * .................        190,600          1,132
   Sinclair Broadcast Group, Inc. ................        113,800          1,142
   Westwood One, Inc. * ..........................         40,700            786
                                                                        --------
                                                                           7,030

Oil & Natural Gas Exploration & Production - 4.7%
   Newfield Exploration Co. * ....................         60,600          2,874
   Patterson Energy, Inc. * ......................         70,500          2,626
   Pride International, Inc. * ...................        105,700          2,603
   Spinnaker Exploration Co. * ...................          5,100            217
   Stone Energy Corp. * ..........................         41,300          2,666
                                                                        --------
                                                                          10,986

Oil - Equipment & Service - 4.6%
   Dril Quip, Inc. * .............................         31,300          1,070
   Hanover Compressor Co. * ......................         57,700          2,571
   Hydril Co. * ..................................         72,000          1,265
   Marine Drilling Companies, Inc. * .............         96,700          2,587
   Natco Group, Inc. - Cl. A .....................         74,600            615
   Universal Compression Holdings * ..............         74,200          2,796
                                                                        --------
                                                                          10,904

Personal & Commercial Lending - 0.8%
   Metris Cos., Inc. .............................         67,400          1,774

Real Estate Development - 0.5%
   Standard Pacific Corp. ........................         49,600          1,159

Retail - Department Stores - 3.2%
   99 Cents Only Stores * ........................         58,799          1,610
   Cost Plus, Inc. * .............................         69,050          2,028
   Insight Enterprises, Inc. * ...................         73,050          1,310
   The Gymboree Corporation * ....................         69,600            966
   Too, Inc. * ...................................         78,900            986
   Tweeter Home Entertainment Group, Inc. ........         57,100            696
                                                                        --------
                                                                           7,596

Retail - Drug Stores - 0.6%
   Duane Reade, Inc. * ...........................         43,400          1,326

Retail - Food - 2.9%
   Applebee's International, Inc. ................         49,300          1,550
   P.F. Chang's China Bistro, Inc. * .............         32,400          1,018
   RARE Hospitality International, Inc. * ........         82,600          1,843
   Whole Foods Market, Inc. * ....................         40,000          2,445
                                                                        --------
                                                                           6,856

Shoe & Apparel Manufacturing - 0.8%
   Columbia Sportswear Co. * .....................         40,000          1,990

Steel - 1.1%
   Lone Star Technologies, Inc. * ................         65,800          2,533

Telecommunication Equipment - 3.9%
   Brightpoint, Inc. * ...........................        210,300            736
   Novatel Wireless, Inc. ........................         96,700          1,197
   Powertel, Inc. ................................         15,700            972
   Powerwave Technologies, Inc. * ................         23,300          1,363
   Repeater Technologies, Inc. ...................        113,400            227
   SBA Communications Corp. * ....................         60,000          2,464
   Stratos Lightwave, Inc. * .....................         66,200          1,129
   WJ Communications, Inc. * .....................         75,500          1,076
                                                                        --------
                                                                           9,164

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                                                         Market
                    Name of Issuer                        Shares         Value
                                                                        (000's)
COMMON STOCK - Continued

Telecommunication Services - 1.9%
   Airgate PCS, Inc. * ...........................        55,800       $  1,981
   Intermedia Communications, Inc. * .............       101,600            730
   Jupiter Media Metrix, Inc. * ..................        34,243            319
   o2wireless Solutions, Inc. * ..................        14,200            132
   Rural Cellular Corp. - Cl. A * ................        27,800            824
   Ubiquitel, Inc. * .............................        62,500            344
   Wink Communications, Inc. * ...................        18,900            113
                                                                       --------
                                                                          4,443

   Transportation Services - 1.6%
   Expeditors International of Washington,
     Inc .........................................        33,200          1,782
   Forward Air Corp. * ...........................        50,400          1,881
                                                                       --------
                                                                          3,663
                                                                       --------
                               TOTAL COMMON STOCK-          97.5%       228,704

                                                           Par
                                                          Value
                                                         (000's)
SHORT-TERM INVESTMENTS - 2.8%

 Investment in joint repurchase agreement
   with UBS Securities dated 12/29/00,
   5.95% due 01/02/01 (Secured by various
   U.S. Treasury obligations and U.S.
   Government Agency Bonds)                             $  6,544          6,544
                                                        --------       --------
                                TOTAL INVESTMENTS-         100.3%       235,248
   Cash and Receivables, less payables-                     (0.3)%         (706)
                                                        --------       --------
                                       NET ASSETS-         100.0%       234,542
                                                        ========       ========

*    Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
GLOBAL BALANCED FUND

                                                                         Market
                    Name of Issuer                        Shares         Value
                                                                        (000's)
COMMON STOCK

Australia - 1.5%
   Australia & New Zealand Banking Group, Ltd.
     (FINL) ......................................         5,000       $     40
   Broken Hill Proprietary Co., Ltd. (DIOP) ......         9,300             98
   CSL Limited (HEAL) ............................         6,900            150
   National Australia Bank, Ltd. (BANK) ..........         2,100             34
   QBE Insurance Group, Ltd. (INSU) ..............         7,100             39
   WMC, Ltd. (DIOP) ..............................        18,200             77
                                                                       --------
                                                                            438

Bermuda - 0.1%
   PartnerRe, Ltd. (INSU) ........................           700             43

Canada - 1.4%
   Alcan Aluminum, Ltd. (META) ...................         1,700             58
   Bombardier Inc. - Cl. B (DIOP) ................         4,600             71
   Investors Group, Inc. (FINL) ..................         6,400            111
   Magna International, Inc. (AUTO) ..............           900             38
   Nortel Networks Corp. (TELE) ..................         1,000             32
   The Thomson Corp. (SOFT) ......................         2,000             76
                                                                       --------
                                                                            386

Cayman Islands - 0.2%
   Transocean Sedco Forex, Inc. (OILX) ...........         1,000             46

Finland - 1.7%
   Nokia Oyj (HEAL) ..............................         9,500            424
   Nokia Oyj - ADR (TELE) ........................         1,500             65
                                                                       --------
                                                                            489

France - 1.9%
   Bouygues SA (CONT) ............................         1,800             82
   Groupe Danone (FOOD) ..........................           600             90
   Louis Vuitton Moet Hennessy (FOOD) ............         1,300             86
   Sanofi-Synthelabo SA (HEAL) ...................         2,100            140
   Societe Television Francaise 1 (MEDI) .........         1,800             97
   ST Microelectronics (ETRN) ....................         1,100             48
                                                                       --------
                                                                            543

Germany - 1.3%
   DaimlerChrysler AG (AUTO) .....................         3,400            141
   Infineon Technologies AG (ETRN) ...............         3,200            119
   Metro AG (RETS) ...............................         1,100             51
   Siemens AG (DIOP) .............................           500             65
                                                                       --------
                                                                            376

Hong Kong - 2.0%
   Cheung Kong (Holdings), Ltd. (READ) ...........         7,000             89
   China Telecom (Hong Kong), Ltd. (TELS) ........        13,500             74
   Hutchison Whampoa, Ltd. (COMM) ................         5,000             62
   Li & Fung, Ltd. (COMM) ........................        48,000             87
   Sun Hung Kai Properties, Ltd. (REIT) ..........        12,000            120
   Swire Pacific, Ltd. - Cl. A (DIOP) ............        18,500            133
                                                                       --------
                                                                            565

Italy - 0.9%
   Assicurazioni Generali (INSU) .................         1,500             59
   ENI SpA (OILS) ................................        18,600            119
   Olivetti SpA (COMM) ...........................        30,100             72
                                                                       --------
                                                                            250

Japan - 7.4%
   Advantest (ETRN) ..............................         1,100            103
   DISCO Corp. (MACH) ............................           600             33
   Enplas Corp. (ETRN) ...........................         1,800             61
   Hirose Electric Co., Ltd. (ETRN) ..............           400             39
   JUSCO Co., Ltd. (RETS) ........................         5,000            108
   Matsumotokiyoshi Co., Ltd. (RETD) .............         1,000             27
   Mitsubishi Heavy Industries, Ltd. (MACH) ......        19,000             83
   Mitsui Fudosan Co., Ltd. (REAL) ...............         4,000             40
   Mitsui Marine & Fire Insurance Co., Ltd.
     (INSU) ......................................        16,000             92
   Murata Manufacturing Co., Ltd. (ETRN) .........           900            106
   NEC Corp. (COMP) ..............................         8,000            146
   Nintendo Corp., Ltd. (LEIS) ...................           400             63
   Nippon Television Network Corp. (MEDP) ........           100             34
   Nissan Motor Acceptance Corp. (FINL) ..........        25,000            144
   NTT Mobile Communications Network, Inc.
     (TELS) ......................................            10            172
   Rohm Co., Ltd. (ETRN) .........................           600            114
   Sakura Bank, Ltd. (BANK) ......................         9,000             54
   Sanwa Bank, Ltd. (BANK) .......................        13,000             91
   Shionogi & Co., Ltd. (HEAL) ...................         5,000            102
   Sony Corp. (ETRN) .............................         2,000            138
   Suzuki Motor Corp. (AUTO) .....................         3,000             32
   Taiyo Yuden Co., Ltd. (ELEQ) ..................         2,000             67
   Tokyo Seimitsu Co., Ltd. (ETRN) ...............         2,400            136
   Toray Industries, Inc. (APPA) .................        18,000             68
   USHIO, Inc. (ELEQ) ............................         3,000             49
                                                                       --------
                                                                          2,102

Mexico - 0.6%
   Telefonos de Mexico SA - ADR (UTIT) ...........         4,100            185

Netherlands - 1.9%
   Aegon NV (INSU) ...............................         4,400            182
   ASM Lithography Holding NV (COMP) .............         4,200             95
   Heineken NV (FOOD) ............................         1,500             91
   ING Groep NV (BANK) ...........................         1,100             88
   Koninklijke (Royal) Philips Electronics NV
     (ETRN) ......................................         1,200             44
   United Pan Europe (TELS) ......................         2,900             30
                                                                       --------
                                                                            530

Norway - 0.5%
   Norsk Hydro ASA (DIOP) ........................         3,300            140

Panama - 0.6%
   Carnival Corp. (LEIS) .........................         5,400            167

Singapore - 0.6%
   DBS Group Holdings, Ltd. (BANK) ...............         7,000             79

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
GLOBAL BALANCED FUND

                                                                         Market
                    Name of Issuer                        Shares         Value
                                                                        (000's)
COMMON STOCK - Continued

Singapore - Continued
   Singapore Technology Engineering, Ltd.
     (ENGI) ......................................        53,000       $     86
                                                                       --------
                                                                            165

South Korea - 0.7%
   Samsung Electronics 144A (a) (ETRN) ...........         2,800            198

Soviet Union - 0.2%
   LUKoil Holding - ADR (OILS) ...................         1,600             57

Spain - 0.6%
   Banco Bilbao Vizcaya SA (BANK) ................         6,900            103
   Telefonica SA (UTIT) ..........................         5,000             82
                                                                       --------
                                                                            185

Sweden - 0.7%
   ForeningsSparbanken AB (BANK) .................         7,200            110
   Telefonaktiebolaget LM Ericsson AB ............         7,200             82
                                                                       --------
                                                                            192

Switzerland - 2.1%
   Compagnie Financiere Richemont AG (RETS) ......            50            134
   Holderbank Financiere Glarus AG - Cl. B
     (CONS) ......................................            99            119
   Nestle SA (FOOD) ..............................            18             42
   Novartis AG - Reg. (HEAL) .....................           101            178
   Schweizerische Rueckversicherungs-
     Gesellschaft (INSU) .........................            50            120
   Syngenta AG (CHEM) ............................           383             21
                                                                       --------
                                                                            614

Taiwan - 0.4%
   Taiwan Semiconductor Manufacturing Co.,
     Ltd. - ADR (ETRN) ...........................         6,700            116

United Kingdom - 6.3%
   AstraZeneca Group plc (HEAL) ..................        12,200            616
   Corus Group (STEE) ............................        59,000             62
   Dimension Data Holdings plc (SOFT) ............         8,900             60
   Dixons Group plc (TELE) .......................        16,900             57
   Halifax Group plc (LEND) ......................         4,800             48
   Lloyds TSB Group plc (BANK) ...................        14,800            157
   Reuters Group plc (BUSI) ......................         4,600             78
   Shell Transport & Trading Co. plc (OILX) ......        24,700            203
   Unilever plc (CNSU) ...........................         9,400             80
   Vodafone AirTouch plc (TELS) ..................       122,400            449
                                                                       --------
                                                                          1,810

United States - 25.9%
   Advanced Micro Devices, Inc. (ETRN) ...........         6,700             93
   AES Corp. (UTIE) ..............................         3,000            166
   Agilent Technologies, Inc. (ETRN) .............         2,000            109
   Alcoa, Inc. (META) ............................         3,100            104
   Allstate Corp. (INSU) .........................         2,300            100
   America Online, Inc. (SOFT) ...................         1,700             59
   American Greetings Corp. - Cl. A (COMM) .......         5,200             49
   Anheuser-Busch Cos., Inc. (FOOD) ..............         1,600             73
   Applied Materials, Inc. (ETRN) ................         3,700            141
   AT&T Corp. - Liberty Media Group - Cl. A (MEDP)        12,000            163
   Baker Hughes, Inc. (OILE) .....................         2,400            100
   Bank of America Corp. (BANK) ..................         6,000            275
   Berkshire Hathaway Inc. - Cl. A (DIOP) ........             2            142
   Cablevision Systems Corp. - Cl. A (MEDI) ......         2,500            212
   Cadence Design Systems, Inc. (SOFT) ...........         2,100             58
   Campbell Soup Co. (FOOD) ......................         3,300            114
   Charter Communications, Inc. - Cl. A (MEDI) ...         3,000             68
   CheckFree Corp. (SOFT) ........................         1,900             81
   Circuit City Stores, Inc. (RETS) ..............         6,900             79
   Cisco Systems, Inc. (ETRN) ....................         2,000             77
   Compaq Computer Corp. (COMP) ..................         9,300            140
   Dell Computer Corp. (COMP) ....................         3,200             56
   Delphi Automotive Systems Corp. (AUTO) ........         6,700             75
   DoubleClick, Inc. (SOFT) ......................         3,100             34
   Ecolab, Inc. (COMM) ...........................         1,300             56
   Exxon Mobil Corp. (OILX) ......................           400             35
   FleetBoston Financial Corp. (BANK) ............         4,200            158
   Fluor Corp. (UTIE) ............................         2,700             89
   General Mills, Inc. (FOOD) ....................         2,300            102
   Genetech, Inc. (HEAL) .........................         1,200             98
   H.J. Heinz Co. (FOOD) .........................         1,300             62
   Hewlett-Packard Co. (COMP) ....................         2,500             79
   Household International, Inc. (FINL) ..........         3,800            209
   Illinois Tool Works, Inc. (DIOP) ..............         4,800            286
   IMC Global, Inc. (CHEM) .......................         7,200            112
   Intel Corp. (COMP) ............................         2,100             63
   International Business Machines Corp.
     (COMP) ......................................           900             77
   International Paper Co. (PAPR) ................         1,300             53
   Intersil Holding Corp. (ETRN) .................         1,700             39
   Kellogg Co. (FOOD) ............................         3,200             84
   Kimberly-Clark Corp. (PAPR) ...................         1,700            120
   KLA-Tencor Corp. (ETRN) .......................         2,900             98
   Limited, Inc. (RETS) ..........................         2,900             49
   Lowe's Cos., Inc. (RETS) ......................         3,300            147
   Macromedia, Inc. (SOFT) .......................         1,200             73
   Maxim Integrated Products, Inc. (ETRN) ........         1,500             72
   Medtronic, Inc. (HEAL) ........................         1,800            109
   Motorola, Inc. (ETRN) .........................         3,800             77
   Nike, Inc. - Cl. B (APPA) .....................         2,400            134
   Novellus Systems, Inc. (ETRN) .................         1,200             43
   PepsiCo, Inc. (FOOD) ..........................         2,200            109
   Pfizer, Inc. (HEAL) ...........................         5,000            230
   PMC-Sierra, Inc. (ETRN) .......................           800             63
   Raytheon Co. - Cl. A (AERO) ...................         6,500            188
   Sprint PCS (PCS Group) (TELS) .................         2,500             51
   Teradyne, Inc. (ETRN) .........................         4,300            160
   Texas Instruments, Inc. (ETRN) ................         2,700            128
   Time Warner, Inc. (MEDI) ......................         2,000            104
   TMP Worldwide, Inc. (COMM) ....................           600             33

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
GLOBAL BALANCED FUND

                                                                         Market
                    Name of Issuer                        Shares         Value
                                                                        (000's)
COMMON STOCK - Continued

United States - Continued
   TyCom, Ltd. (TELE) ............................         2,700       $     60
   UAL Corp. (TRAN) ..............................         2,700            105
   United Parcel Service, Inc. - Cl. B (BUSI) ....           700             41
   United Technologies Corp. (AERO) ..............         1,800            142
   USA Education, Inc. (LEND) ....................         2,600            177
   USA Networks, Inc. (MEDI) .....................         4,500             87
   Viacom, Inc. - Cl. B (MEDI) ...................         2,000             94
   W.W. Grainger, Inc. (DIOP) ....................         2,300             84
   Washington Mutual, Inc. (BANK) ................         4,300            228
   Weatherford International, Inc. (OILE) ........         1,200             57
   Williams Cos., Inc. (FOOD) ....................         2,700            108
   WorldCom, Inc. (TELS) .........................         2,100             30
                                                                       --------
                                                                          7,371
                                                                       --------
                               TOTAL COMMON STOCK-          59.5%        16,968

                                                           Par
                                                          Value
                                                         (000's)
PUBLICLY-TRADED BONDS

Canada - 1.0%
   Government of Canada (GOVF)
   7.25% due 06/01/07 ............................      $    405            297

Denmark - 0.6%
   Kingdom of Denmark - Bullet Bond (GOVF)
   8.0% due 03/15/06 .............................         1,100            157

Finland - 0.9%
   Republic of Finland - Bonds (GOVF)
   5.75% due 02/23/11 ............................           250            247

France - 1.1%
   Government of France - Debs. (GOVF)
   4.0% due 10/25/09 .............................           370            321

Germany - 4.7%
   Federal Republic of Germany - Bonds (GOVF)
   5.25% due 01/04/08 ............................         1,000            966
   Treuhandanstalt (FORG)
   7.375% due 12/02/02 ...........................           375            370
                                                                       --------
                                                                          1,336

Japan - 1.1%
   International Bank of
   Reconstruction &
   Development - Debs. (BANK)
   4.75% due 12/20/04 ............................        30,000            303

Netherlands - 9.5%
   Deutsche Telekom International Finance
     (TELS)
   6.625% due 07/06/10 ...........................           250            239
   Netherlands Government - Bonds Ser. 1 & 2
     (GOVF)
   6.0% due 01/15/06 .............................         2,500          2,486
                                                                       --------
                                                                          2,725

Spain - 1.7%
   Kingdom of Spain - Notes (GOVF)
   3.1% due 09/20/06 .............................        50,000            488

Supra National - 3.4%
   Asian Development Bank (BANK)
   5.625% due 02/18/02 ...........................        40,000            371
   Bank of Ireland (BANK)
   6.45% due 02/10/10 ............................           250            241
   International-American Development Bank -
     Bonds (BANK)
   1.9% due 07/08/09 .............................        40,000            364
                                                                       --------
                                                                            976

United Kingdom - 1.8%
   U.K. Treasury (GOVF)
   7.25% due 12/07/07 ............................           300            504

United States - 10.7%
   Amazon.Com, Inc. (RETS)
   4.75% due 02/01/09 ............................           127             48
   Federal National Mortgage Assoc. - Sr. Notes
     (GOVF)
   2.125% due 10/09/07 ...........................        40,000            369
   Federal National Mortgage Assoc. (GOVA)
   5.25% due 01/15/09 ............................           340            325
   KFW International Finance (BANK)
   1.0% due 12/20/04 .............................        30,000            264
   U.S. Treasury - Notes (GOVE)
   5.75% due 08/15/03 ............................           740            751
   6.625% due 05/31/02 ...........................           489            496
   U.S. Treasury - Bonds (GOVE)
   8.0% due 11/15/21 .............................           635            821
                                                                       --------
                                                                          3,074
                                                                       --------
                      TOTAL PUBLICLY-TRADED BONDS-          36.5%        10,428

SHORT-TERM INVESTMENTS - 2.8%

   Investment in joint trading account (Note B)
   6.695% due 01/02/01                                  $    800            800
                                                        --------       --------
                                TOTAL INVESTMENTS-          98.8%        28,196
              Cash and Receivables, less payables-           1.2%           331
                                                        --------       --------
                                       NET ASSETS-         100.0%        28,527
                                                        ========       ========

ADR-American Depository Receipts
(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, securities aggregated $198 or 0.7% of net assets of the Portfolio.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
GLOBAL BALANCED FUND

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                           Market      % of
                                              Industry     Value     Long-Term
              Industry                      Abbreviation   (000s)   Investments

Foreign Governmental .................          GOVF        5,835       21.3%
Bank .................................          BANK        2,920       10.7%
Electronic Products & Services .......          ETRN        2,321        8.5%
U.S. Governmental ....................          GOVE        2,069        7.6%
Health Care Products .................          HEAL        2,046        7.5%
Telecommunication Services ...........          TELS        1,127        4.1%
Diversified Operations ...............          DIOP        1,096        4.0%
Food, Beverage & Tobacco .............          FOOD          739        2.7%
Media - TV / Radio ...................          MEDI          663        2.4%
Insurance ............................          INSU          635        2.3%
Retail - Department Stores ...........          RETS          618        2.3%
Computer Equipment ...................          COMP          600        2.2%
Financial Services ...................          FINL          504        1.8%
Computer Software & Services .........          SOFT          407        1.5%
Foreign ..............................          FORG          370        1.4%
Commercial Sevices ...................          COMM          360        1.3%
Aerospace & Defense ..................          AERO          330        1.2%
U.S. Government Agencies .............          GOVA          325        1.2%
Automobile ...........................          AUTO          286        1.1%
Oil & Natural Gas Exploration &
   Production ........................          OILX          284        1.0%
Telephone ............................          UTIT          268        1.0%
Electric Power .......................          UTIE          255        0.9%
Leisure & Recreation .................          LEIS          229        0.8%
Personal & Commercial Lending ........          LEND          224        0.8%
Food, Beverage & Tobacco .............          FOOD          222        0.8%
Telecommunication Equipment ..........          TELE          214        0.8%
Shoe & Apparel Manufacturing .........          APPA          202        0.7%
Media - Publishing ...................          MEDP          197        0.7%
Oil ..................................          OILS          176        0.7%
Paper & Forest Products ..............          PAPR          173        0.6%
Metals & Mining ......................          META          162        0.6%
Oil - Equipment & Service ............          OILE          156        0.6%
Chemical .............................          CHEM          133        0.5%
Real Estate Investment Trust .........          REIT          120        0.4%
Business Services ....................          BUSI          119        0.4%
Construction .........................          CONS          119        0.4%
Electrical Equipment .................          ELEQ          116        0.4%
Machinery ............................          MACH          115        0.4%
Transportation Services ..............          TRAN          105        0.4%
Real Estate Development ..............          READ           89        0.3%
Engineering & Construction ...........          ENGI           85        0.3%
Container ............................          CONT           82        0.3%
Consumer Miscellaneous ...............          CNSU           81        0.3%
Steel ................................          STEE           62        0.2%
Computer Equipment ...................          COMP           56        0.2%
Real Estate Operations ...............          REAL           40        0.2%
Computer Software & Services .........          SOFT           34        0.1%
Retail - Drug Stores .................          RETD           27        0.1%
                                                          -------      ------
                                                          $27,396      100.0%
                                                          =======      ======

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
MID CAP GROWTH FUND

                                                                         Market
                    Name of Issuer                        Shares         Value
                                                                        (000's)
COMMON STOCK

Brokerage & Investment Management - 0.9%
   E*TRADE Group, Inc. * .........................       489,625       $  3,611

Commercial Sevices - 9.7%
   Apollo Group, Inc. - Cl. A * ..................       289,694         14,249
   Lamar Advertising Co. * .......................       280,820         10,838
   Plexus Corp. * ................................       127,490          3,875
   TMP Worldwide, Inc. * .........................       168,820          9,285
                                                                       --------
                                                                         38,247

Computer Equipment - 1.3%
   VeriSign, Inc. * ..............................        66,430          4,928

Computer Software & Services - 1.3%
   Exodus Communications, Inc. * .................       248,285          4,966

Consumer Miscellaneous - 0.8%
   University of Phoenix Online * ................       100,000          3,225

Electronic Products & Services - 15.8%
   Cree, Inc. * ..................................       500,610         17,787
   Integrated Device Technology, Inc. * ..........       386,120         12,790
   Intersil Holding Corp. * ......................       361,680          8,296
   SDL, Inc. * ...................................        22,010          3,262
   Semtech Corp. * ...............................       271,890          5,998
   Viasytsems Group, Inc. * ......................       366,505          3,047
   Vitesse Semiconductor Corp. * .................       200,855         11,110
                                                                       --------
                                                                         62,290

Financial Services - 4.1%
   Paychex, Inc. .................................       336,013         16,339

Health Care Products - 19.3%
   Abgenix, Inc. * ...............................       162,380          9,591
   Alexion Pharmaceuticals, Inc. * ...............        79,925          5,190
   Andrx Corp - Andrx Group * ....................        65,200          3,774
   Biovail Corp. * ...............................        32,040          1,244
   CuraGen Corp. * ...............................       112,785          3,080
   Human Genome Sciences, Inc. * .................       199,130         13,802
   Maxygen, Inc. * ...............................       100,930          2,473
   Medarex, Inc. * ...............................       267,655         10,907
   Millennium Pharmaceuticals, Inc. * ............       188,905         11,689
   MiniMed, Inc. * ...............................        85,705          3,602
   Sepracor, Inc. * ..............................       134,465         10,774
                                                                       --------
                                                                         76,126

Media - TV / Radio - 4.0%
   Cox Radio, Inc. - Cl. A * .....................       211,295          4,767
   Entercom Communications Corp. * ...............       108,070          3,722
   Hispanic Broadcasting Corp. * .................       291,030          7,421
                                                                       --------
                                                                         15,910

Oil & Natural Gas Exploration & Production - 8.1%
   Apache Corp. ..................................        58,810          4,121
   Devon Energy Corp. * ..........................        66,430          4,050
   EOG Resources, Inc. ...........................       432,825         23,670
                                                                       --------
                                                                         31,841

Oil - Equipment & Service - 4.0%
   Barrett Resources Corp. * .....................        18,020          1,024
   Hanover Compressor Co. * ......................       243,065         10,831
   Universal Compression Holdings * ..............       108,420          4,086
                                                                       --------
                                                                         15,941

Telecommunication Equipment - 17.8%
   ADC Telecommunications, Inc. * ................       392,010          7,105
   American Tower Corp. - Cl. A ..................       507,070         19,205
   Avanex Corp. * ................................       252,500         15,040
   Crown Castle International Corp. * ............       564,155         15,268
   ONI Systems Corp. * ...........................         8,115            321
   Powertel, Inc. ................................        88,000          5,451
   SBA Communications Corp. * ....................        79,520          3,265
   TriQuint Semiconductor, Inc. * ................       101,750          4,445
                                                                       --------
                                                                         70,100

Telecommunication Services - 5.4%
   AT&T Canada, Inc. * ...........................        65,930          1,924
   McLeodUSA, Inc. - Cl. A * .....................       680,035          9,605
   Microcell Telecommunications, Inc. * ..........        99,846          1,897
   Western Wireless Corp. - Cl. A * ..............       196,045          7,683
                                                                       --------
                                                                         21,109

Telephone - 0.6%
   Metromedia Fiber Network, Inc. - Cl. A * ......       229,045          2,319
                                                                       --------
                               TOTAL COMMON STOCK-          93.1%       366,952

                                                           Par
                                                          Value
                                                         (000's)
COMMERCIAL PAPER - 6.9%

Financial Services - 4.4%
   CIT Group Holdings, Inc.
   6.5% due 01/02/01 .............................      $ 17,000         16,997

U.S. Government Agencies - 2.5%
   Federal Home Loan Bank Discount Note
   6.38% due 02/02/01 ............................        10,000          9,945
                                                        --------       --------
                                                          27,000         26,942
                                                        --------       --------
                                TOTAL INVESTMENTS-         100.0%       393,894
              Cash and Receivables, less payables-           0.0%            94
                                                        --------       --------
                                       NET ASSETS-         100.0%       393,988
                                                        ========       ========

* Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
MID CAP BLEND FUND

                                                                         Market
                    Name of Issuer                        Shares         Value
                                                                        (000's)
COMMON STOCK

Aerospace & Defense - 0.6%
   General Dynamics Corp. ........................         1,500       $    117

Auto & Truck Parts - 1.8%
   B.F. Goodrich Co. .............................         2,700             98
   Dana Corp. ....................................         4,400             67
   Johnson Controls, Inc. ........................           900             47
   Lear Corp. ....................................         2,600             65
   Visteon Corp. .................................         9,500            109
                                                                       --------
                                                                            386

Bank - 4.6%
   Comerica, Inc. ................................         8,100            481
   Golden West Financial Corp. ...................         5,100            344
   SouthTrust Corp. ..............................         3,700            151
                                                                       --------
                                                                            976

Chemical - 2.6%
   Air Products & Chemicals, Inc. ................         4,700            193
   Ashland, Inc. .................................         1,400             50
   Eastman Chemical Co. ..........................         2,100            102
   Praxair, Inc. .................................         3,500            155
   Rohm & Haas Co. ...............................         1,500             55
                                                                       --------
                                                                            555

Commercial Sevices - 3.1%
   Convergys Corp. ...............................         6,100            276
   Lamar Advertising Co. .........................         5,400            208
   R.R. Donnelley & Sons Co. .....................         1,800             49
   Sybase, Inc. ..................................         4,100             81
   WPP Group plc - ADR ...........................           900             57
                                                                       --------
                                                                            671

Computer Software & Services - 6.1%
   Cadence Design Systems, Inc. ..................         7,800            215
   DST Systems, Inc. .............................         3,900            261
   Fiserv, Inc. ..................................         3,600            171
   Intuit, Inc. ..................................         4,900            193
   NCR Corp. .....................................         4,400            216
   Network Associates, Inc. ......................         8,100             34
   SunGard Data Systems, Inc. ....................         4,400            207
                                                                       --------
                                                                          1,297

Consumer Miscellaneous - 3.2%
   Avery Dennison Corp. ..........................         3,400            187
   Black & Decker Corp. ..........................         6,300            247
   Clorox Co. ....................................         2,700             96
   Parker-Hannifin Corp. .........................         2,700            119
   Sherwin-Williams Co. ..........................         1,600             42
                                                                       --------
                                                                            691

Container - 0.1%
   Sealed Air Corp. ..............................           900             27

Cosmetic & Personal Care - 0.8%
   Avon Products, Inc. ...........................         3,400            163

Diversified Operations - 2.5%
   Danaher Corp. .................................         1,300             89
   El Paso Energy Corp. ..........................         4,200            301
   ITT Industries, Inc. ..........................         2,500             97
   Reynolds & Reynolds Co. - Cl. A ...............         2,300             46
                                                                       --------
                                                                            533

Electric Power - 11.1%
   Allegheny Energy, Inc. ........................         4,500            217
   Calpine Corp. .................................         3,900            176
   Constellation Energy Group ....................         4,300            194
   DPL, Inc. .....................................         5,200            173
   DQE, Inc. .....................................         6,300            206
   Energy East Corp. .............................         2,900             57
   Exelon Corp. ..................................         4,600            323
   Pinnacle West Capital Corp. ...................         3,700            176
   Reliant Energy, Inc. ..........................         4,400            191
   Southern Energy, Inc. .........................        14,200            402
   Teco Energy, Inc. .............................         2,300             74
   UtiliCorp United, Inc. ........................         5,000            155
                                                                       --------
                                                                          2,344

Electrical Equipment - 0.3%
   American Power Conversion .....................         4,900             61

Electronic Products & Services - 10.2%
   Atmel Corp. ...................................        25,700            299
   Jabil Circuit, Inc. ...........................         6,700            170
   Lam Research Corp. ............................         9,500            138
   Linear Technology Corp. .......................         1,700             79
   Maxim Integrated Products, Inc. ...............         1,100             52
   Millipore Corp. ...............................         2,700            170
   Novellus Systems, Inc. ........................         7,500            269
   Pitney Bowes, Inc. ............................         4,500            149
   Rockwell International Corp. ..................         1,800             86
   Sanmina Corp. .................................         2,000            153
   Sawtek, Inc. ..................................         2,200            102
   SCI Systems, Inc. .............................         6,600            174
   Tektronix, Inc. ...............................         4,600            155
   Teradyne, Inc. ................................         1,600             60
   Vishay Intertechnology, Inc. ..................         7,700            116
                                                                       --------
                                                                          2,172

Financial Services - 2.1%
   Stillwell Financial, Inc. .....................        11,500            454

Food, Beverage & Tobacco - 2.5%
   Archer-Daniels-Midland Co. ....................        11,600            174
   Coca-Cola Enterprises, Inc. ...................         2,200             42
   ConAgra, Inc. .................................         6,700            174
   Kellogg Co. ...................................         1,600             42
   Ralston Purina Group ..........................         4,200            110
                                                                       --------
                                                                            542

Health Care Products - 9.2%
   Allergan, Inc. ................................         2,800            271

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
MID CAP BLEND FUND

                                                                         Market
                    Name of Issuer                        Shares         Value
                                                                        (000's)
COMMON STOCK - Continued

Health Care Products - Continued
   Boston Scientific Corp. .......................         5,500       $     75
   Cephalon, Inc. ................................         2,400            152
   CV Therapeutics, Inc. .........................           900             64
   ENZON , Inc. ..................................         2,900            180
   Forest Laboratories, Inc. .....................         1,300            173
   Genzyme Corp. (General Division) ..............         1,000             90
   Invitrogen Corp. ..............................         1,600            138
   King Pharmaceuticals, Inc. ....................         4,500            232
   Laboratory Corporation of America Holdings ....         1,000            176
   Waters Corp. ..................................         4,800            401
                                                                       --------
                                                                          1,952

Health Care Services - 4.1%
   Biogen, Inc. ..................................         2,700            162
   Idec Pharmaceuticals Corp. ....................           500             95
   Lincare Holdings, Inc. ........................         2,400            137
   St. Jude Medical, Inc. ........................         3,000            184
   Universal Health Services, Inc. - Cl. B .......         2,200            246
   Wellpoint Health Networks, Inc. ...............           500             58
                                                                       --------
                                                                            882

Housing - 1.5%
   Centex Corp. ..................................         2,900            109
   Masco Corp. ...................................         7,800            200
                                                                       --------
                                                                            309

Insurance - 6.2%
   Lincoln National Corp. ........................         7,600            360
   PartnerRe, Ltd. ...............................         2,200            134
   St. Paul Cos., Inc. ...........................         7,700            418
   Torchmark, Inc. ...............................         5,100            196
   XL Capital, Ltd. - Cl. A ......................         2,200            192
                                                                       --------
                                                                          1,300

Leisure & Recreation - 1.7%
   Marriott International, Inc. - Cl. A ..........         3,300            140
   SABRE Group Holdings, Inc. ....................         5,200            224
                                                                       --------
                                                                            364

Machinery - 1.3%
   Deere & Co. ...................................         2,300            105
   Ingersoll-Rand Co. ............................         4,200            176
                                                                       --------
                                                                            281

Media - Publishing - 0.9%
   Knight-Ridder, Inc. ...........................         2,100            120
   New York Times Co. - Cl. A ....................         1,700             68
                                                                       --------
                                                                            188

Media - TV / Radio - 2.1%
   Clear Channel Communications, Inc. ............         1,700             82
   Univision Communications, Inc. - Cl. A ........         6,100            250
   Westwood One, Inc. ............................         6,200            120
                                                                       --------
                                                                            452

Metals & Mining - 0.4%
   Alcan Aluminum, Ltd. ..........................         2,600             89

Oil - 0.5%
   Conoco, Inc. - Cl. A ..........................         3,600            103

Oil & Natural Gas Exploration & Production - 7.3%
   Amerada Hess Corp. ............................         1,900            139
   Anadarko Petroleum Corp. ......................         2,500            178
   Apache Corp. ..................................         3,100            217
   Devon Energy Corp. ............................         1,800            110
   Kerr-McGee Corp. ..............................         1,100             74
   Noble Drilling Corp. ..........................         8,100            352
   Sunoco, Inc. ..................................         2,600             87
   Transocean Sedco Forex, Inc. ..................         5,600            258
   USX-Marathon Group ............................         4,700            130
                                                                       --------
                                                                          1,545

Paper & Forest Products - 0.5%
   Abitibi-Consolidated, Inc. ....................         5,100             47
   Westvaco Corp. ................................         2,100             61
                                                                       --------
                                                                            108

Retail - Department Stores - 2.8%
   Family Dollar Stores, Inc. ....................         4,700            101
   Limited, Inc. .................................         5,000             85
   RadioShack Corp. ..............................         5,300            227
   Tiffany & Co. .................................         5,500            174
                                                                       --------
                                                                            587

Retail - Drug Stores - 0.7%
   TJX Cos., Inc. ................................         5,300            147

Retail - Food - 0.4%
   Brinker International, Inc. ...................         2,100             89

Shoe & Apparel Manufacturing - 0.2%
   Intimate Brands, Inc. .........................         3,300             49

Steel - 0.3%
   Nucor Corp. ...................................         1,600             63

Telecommunication Equipment - 0.6%
   Scientific-Atlanta, Inc. ......................         4,000            130

Telecommunication Services - 1.4%
   Broadwing, Inc. ...............................         6,800            155
   EchoStar Communications Corp. - Cl. A .........         6,600            150
                                                                       --------
                                                                            305

Telephone - 0.9%
   CenturyTel, Inc. ..............................         2,100             75
   Telephone and Data Systems, Inc. ..............         1,200            108
                                                                       --------
                                                                            183

Transportation Services - 2.9%
   AMR Corp. .....................................         2,400             94
   Burlington Northern Santa Fe ..................         4,800            136
   Canadian Pacific, Ltd. ........................         3,100             89

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
MID CAP BLEND FUND

                                                                         Market
                    Name of Issuer                        Shares         Value
                                                                        (000's)
COMMON STOCK - Continued

Transportation Services - Continued
   Continental Airlines, Inc. - Cl. B ............           800       $     41
   Northwest Airlines Corp. ......................         2,700             81
   Southwest Airlines Co. ........................         5,100            171
                                                                       --------
                                                                            612
                                                                       --------
                               TOTAL COMMON STOCK-          97.5%        20,727

                                                           Par
                                                          Value
                                                         (000's)
SHORT-TERM INVESTMENTS - 1.9%
   Investment in joint trading
   account (Note B)
   6.695% due 01/02/01 ...........................       $   409            409
                                                         --------      --------
                                TOTAL INVESTMENTS-          99.4%        21,136
              Cash and Receivables, less payables-           0.6%           123
                                                         --------      --------
                                       NET ASSETS-         100.0%        21,259

ADR-American Depository Receipts
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

                                                                         Market
                    Name of Issuer                        Shares         Value
                                                                        (000's)
COMMON STOCK

Aerospace & Defense - 2.5%
   Honeywell International, Inc. .................        28,400       $  1,344
   Lockheed Martin Corp. .........................       111,000          3,768
                                                                       --------
                                                                          5,112

Auto & Truck Parts - 0.6%
   Dana Corp. ....................................         7,400            113
   Genuine Parts Co. .............................        45,400          1,189
                                                                       --------
                                                                          1,302

Automobile - 0.5%
   Ford Motor Co. ................................        43,500          1,020

Bank - 7.8%
   Bank of America Corp. .........................        37,200          1,706
   Bank One Corp. ................................        69,700          2,553
   Firstar Corp. .................................        43,700          1,016
   FleetBoston Financial Corp. ...................        82,972          3,117
   J.P. Morgan & Co., Inc. .......................        17,900          2,962
   Mercantile Bankshares Corp. ...................        20,900            903
   National City Corp. ...........................        44,100          1,268
   Wells Fargo & Co. .............................        43,900          2,445
                                                                       --------
                                                                         15,970

Business Services - 0.8%
   Dun & Bradstreet Corp. ........................        15,700            406
   H & R Block, Inc. .............................        28,000          1,159
                                                                       --------
                                                                          1,565

Chemical - 3.3%
   Dow Chemical Co. ..............................        40,800          1,494
   E.I. du Pont de Nemours & Co. .................        59,500          2,874
   Great Lakes Chemical Corp. ....................        29,600          1,101
   Hercules, Inc. ................................        71,700          1,367
                                                                       --------
                                                                          6,836

Commercial Sevices - 0.9%
   R.R. Donnelley & Sons Co. .....................        41,700          1,126
   The Dun & Bradstreet Corp. * ..................        31,400            807
                                                                       --------
                                                                          1,933

Computer Equipment - 1.7%
   Compaq Computer Corp. .........................        43,400            653
   Hewlett-Packard Co. ...........................        58,000          1,831
   Intel Corp. ...................................        28,400            854
   Xerox Corp. ...................................        33,800            156
                                                                       --------
                                                                          3,494

Computer Software & Services - 1.1%
   BMC Software, Inc. * ..........................        17,700            248
   Microsoft Corp. ...............................        39,400          1,709
   Unisys Corp. * ................................        15,200            222
                                                                       --------
                                                                          2,179

Construction - 0.0%
   Armstrong Holdings, Inc. ......................        18,400             38

Consumer Miscellaneous - 1.7%
   Black & Decker Corp. ..........................        17,700            695
   Clorox Co. ....................................         5,000            177
   Fortune Brands, Inc. ..........................        39,300          1,179
   Stanley Works .................................        47,300          1,475
                                                                       --------
                                                                          3,526

Cosmetic & Personal Care - 3.0%
   Gillette Co. ..................................        76,800          2,774
   International Flavors & Fragrances, Inc. ......        46,200            939
   Procter & Gamble Co. ..........................        30,100          2,361
                                                                       --------
                                                                          6,074

Diversified Operations - 3.6%
   Cooper Industries, Inc. .......................        13,000            597
   Eaton Corp. ...................................         9,500            714
   Illinois Tool Works, Inc. .....................        19,400          1,156
   Minnesota Mining & Manufacturing Co. ..........        29,400          3,543
   Pall Corp. ....................................        62,500          1,332
                                                                       --------
                                                                          7,342

Electric Power - 4.6%
   Duke Energy Co. ...............................        20,400          1,739
   Exelon Corp. ..................................        36,375          2,554
   Firstenergy Corp. .............................        38,800          1,224
   Niagara Mohawk Holdings, Inc. .................        30,900            516
   Reliant Energy, Inc. ..........................        27,100          1,174
   Southern Co. ..................................        65,900          2,191
                                                                       --------
                                                                          9,398

Electronic Products & Services - 3.2%
   Hubbell, Inc. - Cl. B .........................        35,600            943
   Motorola, Inc. ................................        94,400          1,912
   Rockwell International Corp. ..................        59,000          2,810
   Texas Instruments, Inc. .......................        18,400            872
                                                                       --------
                                                                          6,537

Financial Services - 3.9%
   Citigroup, Inc. ...............................        51,566          2,633
   Mellon Financial Corp. ........................       108,400          5,332
                                                                       --------
                                                                          7,965

Food, Beverage & Tobacco - 8.7%
   Brown-Forman Corp. - Cl. B ....................        20,000          1,330
   Campbell Soup Co. .............................        61,300          2,123
   General Mills, Inc. ...........................        51,200          2,282
   H.J. Heinz Co. ................................        49,800          2,362
   Hershey Foods Corp. ...........................        46,000          2,961
   Kellogg Co. ...................................        33,900            890
   McCormick & Co., Inc. .........................        40,100          1,446
   Philip Morris Cos., Inc. ......................        66,200          2,913
   UST, Inc. .....................................        55,600          1,560
                                                                       --------
                                                                         17,867

Health Care Products - 4.6%
   Abbott Laboratories ...........................        44,500          2,156

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

                                                                         Market
                    Name of Issuer                        Shares         Value
                                                                        (000's)
COMMON STOCK - Continued

Health Care Products - Continued
   American Home Products Corp. ..................        63,500       $  4,035
   Becton, Dickinson & Co. .......................        23,600            817
   Bristol-Myers Squibb Co. ......................        15,900          1,176
   Pharmacia Corp. ...............................        20,875          1,273
                                                                       --------
                                                                          9,457

Insurance - 5.9%
   American General Corp. ........................        36,400          2,967
   Aon Corp. .....................................        32,600          1,116
   Chubb Corp. ...................................        29,500          2,552
   Lincoln National Corp. ........................        31,800          1,504
   Safeco Corp. ..................................        25,700            845
   St. Paul Cos., Inc. ...........................        28,652          1,556
   UnumProvident Corp. ...........................        60,200          1,618
                                                                       --------
                                                                         12,158

Leisure & Recreation - 2.9%
   Eastman Kodak Co. .............................        47,400          1,866
   Hasbro, Inc. ..................................        88,400            939
   Hilton Hotels Corp. ...........................        96,800          1,017
   Starwood Hotels & Resorts Worldwide, Inc. .....        61,900          2,182
                                                                       --------
                                                                          6,004

Media - Publishing - 1.8%
   Dow Jones & Co., Inc. .........................        18,200          1,031
   Knight-Ridder, Inc. ...........................        35,700          2,030
   Readers Digest Association, Inc. - Cl. A ......        15,900            622
                                                                       --------
                                                                          3,683

Media - TV / Radio - 1.0%
   The Walt Disney Co. ...........................        71,900          2,081

Metals & Mining - 0.5%
   Phelps Dodge Corp. ............................        17,100            954

Oil - 1.4%
   Royal Dutch Petroleum Co. - NY Shares .........        46,900          2,840

Oil & Natural Gas Exploration & Production - 9.4%
   Amerada Hess Corp. ............................        20,200          1,476
   BP Amoco plc - ADR ............................        77,232          3,697
   Chevron Corp. .................................        32,100          2,710
   Exxon Mobil Corp. .............................        51,067          4,440
   Texaco, Inc. ..................................        49,200          3,057
   Unocal Corp. ..................................        66,400          2,569
   USX-Marathon Group ............................        42,500          1,179
                                                                       --------
                                                                         19,128

Oil - Equipment & Service - 0.8%
   Baker Hughes, Inc. ............................        37,100          1,542

Paper & Forest Products - 3.1%
   Georgia-Pacific Corp. .........................        11,426            356
   International Paper Co. .......................        87,170          3,557
   Kimberly-Clark Corp. ..........................        28,800          2,036
   Mead Corp. ....................................        10,000            314
                                                                       --------
                                                                          6,263

Pollution Control - 1.4%
   Waste Management, Inc. ........................       101,290          2,811

Precious Metals/Gems/Stones - 0.2%
   Newmont Mining Corp. ..........................        18,500            316

Real Estate Investment Trust - 0.6%
   Simon Property Group, Inc. ....................        50,700          1,217

Real Estate Operations - 0.4%
   Rouse Co. .....................................        32,800            836

Retail - Department Stores - 1.8%
   J.C. Penney Co., Inc. .........................        12,800            139
   May Department Stores Co. .....................        57,650          1,888
   Toys "R" Us, Inc. * ...........................       101,400          1,692
                                                                       --------
                                                                          3,719

Retail - Food - 0.8%
   Albertson's, Inc. .............................        33,900            898
   McDonald's Corp. ..............................        22,900            779
                                                                       --------
                                                                          1,677

Telecommunication Equipment - 0.3%
   Lucent Technologies, Inc. .....................        46,900            633

Telecommunication Services - 1.7%
   Verizon Communications ........................        68,716          3,444

Telephone - 5.2%
   Alltel Corp. ..................................        42,400          2,647
   AT&T Corp. ....................................        70,700          1,224
   BellSouth Corp. ...............................        40,300          1,650
   SBC Communications, Inc. ......................        73,355          3,503
   Sprint Corp. ..................................        81,400          1,653
                                                                       --------
                                                                         10,677

Transportation Services - 2.0%
   Norfolk Southern Corp. ........................        72,800            969
   Union Pacific Corp. ...........................        63,900          3,243
                                                                       --------
                                                                          4,212

U.S. Government Agencies - 1.8%
   Federal National Mortgage Assoc ...............        41,400          3,592
                                                                       --------
                               TOTAL COMMON STOCK-          95.5%       195,402

                                                           Par
                                                          Value
                                                         (000's)
SHORT-TERM INVESTMENTS

Automobile - 0.6%
   BMW US Capital Corp.
   6.45% due 01/02/01 ............................      $  1,202          1,202

Commercial Sevices - 1.5%
   Yale University

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

                                                           Par           Market
                    Name of Issuer                        Value          Value
                                                         (000's)        (000's)
SHORT-TERM INVESTMENTS - Continued

Commercial Sevices - Continued
   6.52% due 02/21/01 ............................      $  3,000       $  2,972

Electric Power - 1.5%
   Wisconsin Energy Corp.
   6.52% due 02/08/01 ............................         3,000          2,979

Financial Services - 0.6%
   KFW International Finance
   6.5% due 02/08/01 .............................         1,275          1,266

Telecommunication Services - 0.9%
   Verizon Global Funding Corp.
   6.5% due 02/23/01 .............................         2,000          1,982
                                                                       --------
                     TOTAL SHORT-TERM INVESTMENTS-           5.1%        10,401
                                                         -------       --------
                                TOTAL INVESTMENTS-         100.6%       205,803
              Cash and Receivables, less payables-          (0.6)%       (1,268)
                                                         -------       --------
                                       NET ASSETS-         100.0%       204,535
                                                         =======       ========

* Non-income producing security.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE FUND

                                                                         Market
                    Name of Issuer                        Shares         Value
                                                                        (000's)
COMMON STOCK

Aerospace & Defense - 3.1%
   Boeing Co. ....................................         2,100       $    139
   Honeywell International, Inc. .................         1,700             80
   Northrop Grumman Corp. ........................         1,300            108
   Raytheon Co. - Cl. B ..........................           700             22
   United Technologies Corp. .....................         2,700            212
                                                                       --------
                                                                            561

Auto & Truck Parts - 1.3%
   B.F. Goodrich Co. .............................           400             14
   General Motors Corp. ..........................         3,000            153
   General Motors Corp. - Cl. H ..................         1,200             28
   Johnson Controls, Inc. ........................           700             36
                                                                       --------
                                                                            231

Automobile - 0.5%
   Delphi Automotive Systems Corp. ...............         2,100             23
   Ford Motor Co. ................................         2,971             70
                                                                       --------
                                                                             93

Bank - 7.7%
   Bank of America Corp. .........................         4,300            197
   Bank of New York Co., Inc. ....................         1,300             72
   Bank One Corp. ................................         2,400             88
   BB&T Corporation ..............................           300             11
   City National Corp. ...........................           300             12
   Comerica, Inc. ................................         1,800            107
   Fifth Third Bancorp ...........................           150              9
   First Union Corp. .............................           300              8
   Firstar Corp. .................................           900             21
   FleetBoston Financial Corp. ...................         4,176            157
   Golden West Financial Corp. ...................         1,600            108
   J.P. Morgan & Co., Inc. .......................           400             66
   PNC Bank Corp. ................................         1,300             95
   Popular, Inc. .................................           500             13
   Silicon Valley Bancshares * ...................           700             24
   SouthTrust Corp. ..............................           200              8
   Suntrust Banks, Inc. ..........................           800             50
   UnionBanCal Corp. .............................         1,200             29
   Washington Mutual, Inc. .......................           500             27
   Wells Fargo & Co. .............................         5,300            295
                                                                       --------
                                                                          1,397

Brokerage & Investment Management - 2.5%
   A.G. Edwards, Inc. ............................         1,400             66
   Merrill Lynch & Co., Inc. .....................         2,400            164
   Morgan Stanley, Dean Witter, Discover & Co. ...         2,900            230
                                                                       --------
                                                                            460

Business Services - 0.6%
   Comdisco, Inc. ................................         1,100             13
   Internet Capital Group, Inc. * ................           300              1
   Manpower, Inc. ................................           400             15
   Robert Half International, Inc. ...............         1,400             37
   United Parcel Service, Inc. - Cl. B * .........           700             41
                                                                       --------
                                                                            107

Chemical - 2.0%
   Air Products & Chemicals, Inc. ................         1,700             70
   Cabot Corp. ...................................           300              8
   Cytec Industries, Inc. * ......................           900             36
   Dow Chemical Co. ..............................         3,600            132
   E.I. du Pont de Nemours & Co. .................           700             34
   Praxair, Inc. .................................         1,700             75
                                                                       --------
                                                                            355

Commercial Sevices - 0.2%
   Quanta Services, Inc. * .......................           500             16
   TeleTech Holdings, Inc. * .....................           700             13
                                                                       --------
                                                                             29

Computer Equipment - 0.9%
   3Com Corp. * ..................................           700              6
   Apple Computer, Inc. * ........................           800             12
   Compaq Computer Corp. .........................           800             12
   Hewlett-Packard Co. ...........................         2,400             76
   International Business Machines Corp. .........           400             34
   Network Appliance, Inc. * .....................           100              6
   Tech Data Corp. * .............................           400             11
   VERITAS Software Corp. * ......................           150             13
                                                                       --------
                                                                            170

Computer Software & Services - 1.4%
   At Home Corp. - Ser. A ........................           100              1
   Computer Sciences Corp. * .....................           300             18
   Critical Path, Inc. * .........................           100              3
   DST Systems, Inc. * ...........................           700             47
   Electronic Data Systems Corp. .................           800             46
   First Data Corp. ..............................         2,300            121
   Intuit, Inc. * ................................           100              4
   SunGard Data Systems, Inc. ....................           400             19
                                                                       --------
                                                                            259

Construction - 0.1%
   Dycom Industries, Inc. * ......................           300             11
   Lafarge Corp. .................................           400              9
                                                                       --------
                                                                             20

Consumer Miscellaneous - 0.6%
   Clorox Co. ....................................           400             14
   Sherwin-Williams Co. ..........................           400             11
   Unilever NV - NY Shares .......................         1,200             75
                                                                       --------
                                                                            100

Container - 0.1%
   Bemis Co., Inc. ...............................           300             10

Cosmetic & Personal Care - 1.8%
   Alberto-Culver Co. - Cl. B ....................           300             13
   Avon Products, Inc. ...........................         2,000             96

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE FUND

                                                                         Market
                    Name of Issuer                        Shares         Value
                                                                        (000's)
COMMON STOCK - Continued

Cosmetic & Personal Care - Continued
   Colgate-Palmolive Co. .........................           500       $     32
   Estee Lauder Cos., Inc. - Cl. A ...............           600             26
   Procter & Gamble Co. ..........................         2,100            165
                                                                       --------
                                                                            332

Diversified Operations - 1.8%
   Cendant Corp. * ...............................           400              4
   Corning, Inc. .................................           500             26
   General Electric Co. ..........................         2,000             96
   ITT Industries, Inc. ..........................           400             16
   Minnesota Mining & Manufacturing Co. ..........         1,200            145
   Textron, Inc. .................................           500             23
   Tyco International, Ltd. ......................           350             19
                                                                       --------
                                                                            329

Electric Power - 3.6%
   Calpine Corp. * ...............................           600             27
   Consolidated Edison, Inc. .....................           200              8
   Constellation Energy Group ....................         1,600             72
   Dominion Resources, Inc. ......................           221             15
   Energy East Corp. .............................         1,200             23
   Entergy Corp. .................................         3,400            144
   Exelon Corp. ..................................           750             53
   Firstenergy Corp. .............................           400             13
   FPL Group, Inc. ...............................           900             64
   PG & E Corp. ..................................         2,500             50
   PPL Corp. .....................................         1,300             59
   Public Services Enterprise Group, Inc. ........         1,600             78
   Reliant Energy, Inc. ..........................           300             13
   Southern Co. ..................................         1,100             36
                                                                       --------
                                                                            655

Electrical Equipment - 1.2%
   Emerson Electric Co. ..........................           800             63
   Molex, Inc. ...................................         2,900            103
   TXU Corp. .....................................         1,100             49
                                                                       --------
                                                                            215

Electronic Products & Services - 0.7%
   Advanced Micro Devices, Inc. * ................           800             11
   Arrow Electronics, Inc. * .....................           700             20
   Avnet, Inc. ...................................           600             13
   AVX Corp. .....................................           900             15
   Integrated Device Technology, Inc. * ..........           200              7
   Kemet Corp. * .................................           700             10
   Motorola, Inc. ................................           600             12
   National Semiconductor Corp. * ................           600             12
   Vishay Intertechnology, Inc. * ................         2,100             32
                                                                       --------
                                                                            132

Energy - Alternative Source - 0.3%
   Dynegy, Inc. - Cl.A ...........................         1,100             62

Financial Services - 6.0%
   American Express Co. ..........................         1,100             60
   Citigroup, Inc. ...............................        13,600            695
   Household International, Inc. .................           200             11
   Jersey Puerto MORGAN CHASE + Co. ..............         2,600            118
   Lehman Brothers Holdings, Inc. ................         2,000            135
   Mellon Financial Corp. ........................           200             10
   Providian Financial Corp. * ...................         1,200             69
                                                                       --------
                                                                          1,098

Food, Beverage & Tobacco - 5.4%
   Adolph Coors Co. - Cl. B ......................           300             24
   Brown-Forman Corp. - Cl. B ....................         1,200             80
   ConAgra, Inc. .................................         2,000             52
   IBP, Inc. .....................................         1,600             43
   Pepsi Bottling Group, Inc. ....................         2,900            116
   PepsiCo, Inc. .................................         3,200            158
   Philip Morris Cos., Inc. ......................         3,000            132
   R.J. Reynolds Tobacco Holdings, Inc. * ........         2,000             97
   Ralston-Ralston Purina Group ..................         2,500             65
   Starbucks Corp. * .............................           400             18
   Suiza Foods Corp. * ...........................           200             10
   Sysco Corp. ...................................         3,400            102
   Tricon Global Restaurants, Inc. * .............         2,200             73
   Tyson Foods, Inc. - Cl. A .....................           800             10
                                                                       --------
                                                                            980

Health Care Products - 7.8%
   Abbott Laboratories ...........................         3,800            184
   Allergan, Inc. ................................           600             58
   Alpharma, Inc. - Cl. A ........................           700             31
   Baxter International, Inc. ....................           200             17
   Bristol-Myers Squibb Co. ......................         1,100             81
   Cardinal Health, Inc. .........................           800             80
   Celgene Corp. * ...............................           200              6
   Chiron Corp. * ................................           200              9
   Forest Laboratories, Inc. * ...................           300             40
   Genetech, Inc. * ..............................           400             32
   IVAX Corp. ....................................           700             27
   Johnson & Johnson .............................         3,500            368
   Merck & Co., Inc. .............................         3,600            337
   Sepracor, Inc. * ..............................           200             16
   UnitedHealth Group, Inc. ......................         2,000            123
   Waters Corp. * ................................           200             17
                                                                       --------
                                                                          1,426

Health Care Services - 0.5%
   AmeriSource Health Corp. - Cl. A * ............           300             15
   HCA-The Healthcare Corporation ................           600             26
   PacifiCare Health Systems, Inc. * .............           300              5
   Quest Diagnostics, Inc. * .....................           200             28
   Trigon Healthcare, Inc. * .....................           200             16
   WebMD Corp. * .................................           200              2
                                                                       --------
                                                                             92

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE FUND

                                                                         Market
                    Name of Issuer                        Shares         Value
                                                                        (000's)
COMMON STOCK - Continued

Housing - 0.6%
   Centex Corp. ..................................         2,000       $     75
   Pulte Corp. ...................................           600             25
                                                                       --------
                                                                            100

Insurance - 8.5%
   AFLAC, Inc. ...................................           400             29
   Allstate Corp. ................................         4,800            209
   American General Corp. ........................         1,000             82
   American International Group, Inc. ............         3,700            365
   Cigna Corp. ...................................         1,300            172
   Cincinnati Financial Corp. ....................           500             20
   Everest Re Group, Ltd. ........................           300             21
   Hartford Financial Services Group, Inc. .......         1,200             85
   Jefferson-Pilot Corp. .........................           100              7
   Lincoln National Corp. ........................           300             14
   Loews Corp. ...................................         1,400            145
   Marsh & McLennan Cos., Inc. ...................           600             70
   MGIC Investment Corp. .........................           900             61
   Nationwide Financial Services - Cl. A .........           300             14
   Old Republic International Corp. ..............         1,300             42
   Radian Group, Inc. ............................           200             15
   St. Paul Cos., Inc. ...........................           500             27
   The MONY Group, Inc. ..........................         1,600             79
   The PMI Group, Inc. ...........................         1,200             81
                                                                       --------
                                                                          1,538

Leisure & Recreation - 0.8%
   Brunswick Corp. ...............................         3,700             61
   Eastman Kodak Co. .............................         1,300             51
   SABRE Group Holdings, Inc. * ..................           300             13
   Starwood Hotels & Resorts Worldwide, Inc. .....           600             21
                                                                       --------
                                                                            146

Machinery - 0.4%
   FMC Corp. * ...................................           500             36
   Ingersoll-Rand Co. ............................           700             29
                                                                       --------
                                                                             65

Media - Publishing - 0.7%
   AT&T Corp. - Liberty Media Group - Cl. A * ....         1,800             25
   Dow Jones & Co., Inc. .........................           500             28
   Gannett Co., Inc. .............................           100              6
   Knight-Ridder, Inc. ...........................           600             34
   New York Times Co. - Cl. A ....................         1,000             40
                                                                       --------
                                                                            133

Media - TV / Radio - 2.4%
   Clear Channel Communications, Inc. * ..........           300             15
   Comcast Corp. - Cl. A .........................           600             25
   Fox Entertainment Group, Inc. - Cl. A * .......         1,200             21
   Infinity Broadcasting Corp. - Cl. A * .........         2,800             78
   McGraw-Hill Cos., Inc. ........................           200             12
   The Walt Disney Co. ...........................         7,600            220
   Time Warner, Inc. .............................           500             26
   USA Networks, Inc. * ..........................           200              4
   Viacom, Inc. - Cl. B * ........................           917             43
                                                                       --------
                                                                            444

Metals & Mining - 0.7%
   Alcan Aluminum, Ltd. ..........................         1,600             55
   Alcoa, Inc. ...................................           612             20
   Inco, Ltd. ....................................         2,100             35
   Precision Castparts Corp. .....................           400             17
                                                                       --------
                                                                            127

Natural Gas Distribution - 0.1%
   KeySpan Corp. .................................           400             17

Oil - 0.5%
   Conoco, Inc. - Cl. B ..........................         3,300             96

Oil & Natural Gas Exploration & Production - 8.8%
   Amerada Hess Corp. ............................         1,300             95
   Apache Corp. ..................................           900             63
   Chevron Corp. .................................         3,100            262
   Exxon Mobil Corp. .............................         7,252            630
   Kerr-McGee Corp. ..............................         2,200            147
   Murphy Oil Corp. ..............................         1,200             73
   Noble Affiliates, Inc. ........................           500             23
   Noble Drilling Corp. * ........................           300             13
   Occidental Petroleum Corp. ....................         4,900            119
   Phillips Petroleum Co. ........................           300             17
   Texaco, Inc. ..................................         1,300             81
   USX-Marathon Group ............................         2,700             75
                                                                       --------
                                                                          1,598

Paper & Forest Products - 0.9%
   Georgia-Pacific Corp. .........................         1,000             31
   Kimberly-Clark Corp. ..........................         1,600            113
   Westvaco Corp. ................................           200              6
   Weyerhaeuser Co. ..............................           300             15
                                                                       --------
                                                                            165

Personal & Commercial Lending - 0.3%
   Countrywide Credit Industries, Inc. ...........           400             20
   MBNA Corp. ....................................           500             18
   Metris Cos., Inc. .............................           300              8
                                                                       --------
                                                                             46

Pollution Control - 0.2%
   Republic Services, Inc. - Cl. A ...............         2,000             34

Real Estate Development - 0.2%
   Lennar Corp. ..................................         1,200             44

Real Estate Investment Trust - 0.8%
   Equity Office Properties Trust ................         1,400             46
   Equity Residential Properties Trust ...........         1,300             72
   Prologis Trust ................................           700             15
   Simon Property Group, Inc. ....................           400             10
                                                                       --------
                                                                            143

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE FUND

                                                                         Market
                    Name of Issuer                        Shares         Value
                                                                        (000's)
COMMON STOCK - Continued

Retail - Department Stores - 2.0%
   Federated Department Stores, Inc. * ...........           500       $     18
   Harcourt General, Inc. ........................           900             52
   Kohl's Corp. ..................................           700             43
   Limited, Inc. .................................           600             10
   Neiman Marcus Group, Inc. - Cl. A .............         1,700             60
   Sears, Roebuck & Co. ..........................         4,300            149
   Tiffany & Co. .................................           400             13
   Zale Corp. * ..................................           700             20
                                                                       --------
                                                                            365

Retail - Food - 0.7%
   Brinker International, Inc. * .................           900             38
   Darden Restaurants, Inc. ......................           500             12
   McDonald's Corp. ..............................           100              3
   Safeway, Inc. * ...............................         1,200             75
                                                                       --------
                                                                            128

Shoe & Apparel Manufacturing - 0.2%
   Intimate Brands, Inc. .........................           400              6
   Liz Claiborne, Inc. ...........................           300             13
   Nike, Inc. - Cl. B ............................           400             22
                                                                       --------
                                                                             41

Telecommunication Equipment - 0.2%
   Aether Systems, Inc. * ........................           100              4
   Covad Communications Group, Inc. * ............           100
   JDS Uniphase Corp. * ..........................           800             34
   Nortel Networks Corp. .........................           128              4
                                                                       --------
                                                                             42

Telecommunication Services - 3.3%
   BCE, Inc. .....................................         3,200             93
   Level 3 Communications, Inc. * ................           300             10
   Qwest Communications International, Inc. * ....         3,400            139
   United States Cellular Corp. * ................           100              6
   Verizon Communications ........................         6,274            314
   WorldCom, Inc. * ..............................         1,900             27
   XO Communications, Inc. .......................           300              5
                                                                       --------
                                                                            594

Telephone - 4.2%
   AT&T Corp. ....................................         8,160            141
   AT&T Wireless Group * .........................           500              9
   BellSouth Corp. ...............................         4,700            193
   SBC Communications, Inc. ......................         8,237            393
   Sprint Corp. ..................................         1,300             26
                                                                       --------
                                                                            762

Transportation Services - 1.0%
   AMR Corp. * ...................................           700             28
   Burlington Northern Santa Fe ..................           500             14
   Canadian National Railway Co. .................         2,600             77
   Delta Air Lines, Inc. .........................         1,100             55
                                                                       --------
                                                                            174

U.S. Government Agencies - 1.6%
   Federal Home Loan Mortgage Corp. ..............         1,200             83
   Federal National Mortgage Assoc ...............         2,400            208
                                                                       --------
                                                                            291
                                                                       --------
                               TOTAL COMMON STOCK-          89.2%        16,206

                                                          Par
                                                         Value
                                                        (000's)
SHORT TERM INVESTMENTS - 9.4%

   Investment in joint repurchase agreement with
     Goldman Sachs & Co. dated 12/29/00,
     6.481% due 01/02/01 (Secured by various
     U.S. Treasury obligations and U.S.
     Government Agency Bonds)                         $    1,701          1,701
                                                      ----------       --------
                                TOTAL INVESTMENTS-          98.6%        17,907
              Cash and Receivables, less payables-           1.4%           257
                                                      ----------       --------
                                       NET ASSETS-         100.0%        18,164
                                                      ==========       ========

* Non-income producing security.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
AMERICAN LEADERS LARGE CAP VALUE FUND

                                                                         Market
                    Name of Issuer                        Shares         Value
                                                                        (000's)
COMMON STOCK

Aerospace & Defense - 2.2%
   Honeywell International, Inc. .................         1,400       $     66
   Northrop Grumman Corp. ........................           800             67
                                                                       --------
                                                                            133

Auto & Truck Parts - 2.0%
   General Motors Corp. ..........................           700             36
   General Motors Corp. - Cl. H ..................           200              5
   Johnson Controls, Inc. ........................         1,100             57
   TRW, Inc. .....................................           600             23
                                                                       --------
                                                                            121

Automobile - 0.9%
   Ford Motor Co. ................................         2,372             56

Bank - 6.2%
   Bank of America Corp. .........................         1,800             82
   First Union Corp. .............................         2,400             67
   PNC Bank Corp. ................................         1,600            117
   Washington Mutual, Inc. .......................         2,000            106
                                                                       --------
                                                                            372

Brokerage & Investment Management - 3.1%
   Bear Stearns Cos., Inc. .......................         1,600             81
   Morgan Stanley, Dean Witter, Discover &
     Co ..........................................         1,300            103
                                                                       --------
                                                                            184

Business Services - 0.9%
   H & R Block, Inc. .............................         1,300             54

Chemical - 2.2%
   Ashland, Inc. .................................         1,700             61
   E.I. du Pont de Nemours & Co. .................         1,400             68
                                                                       --------
                                                                            129

Computer Equipment - 3.8%
   Compaq Computer Corp. .........................         2,900             44
   International Business Machines Corp. .........         1,000             85
   Lexmark International Group, Inc. - Cl. A * ...         1,000             44
   VERITAS Software Corp. * ......................           669             58
                                                                       --------
                                                                            231

Computer Software & Services - 5.2%
   Computer Sciences Corp. * .....................         1,100             66
   Electronic Data Systems Corp. .................         1,300             75
   First Data Corp. ..............................         2,000            106
   Novell, Inc. * ................................         6,200             32
   Sun Microsystems, Inc. * ......................         1,100             31
                                                                       --------
                                                                            310

Consumer Miscellaneous - 0.6%
   Parker-Hannifin Corp. .........................           800             35

Diversified Operations - 4.0%
   Cendant Corp. * ...............................         5,500             53
   PPG Industries, Inc. ..........................         1,100             51
   Textron, Inc. .................................           800             37
   Tyco International, Ltd. ......................         1,800            100
                                                                       --------
                                                                            241

Electric Power - 6.0%
   Edison International ..........................         2,900             45
   Entergy Corp. .................................         1,900             81
   FPL Group, Inc. ...............................         1,200             86
   Public Services Enterprise Group, Inc. ........         1,600             78
   Reliant Energy, Inc. ..........................         1,600             69
                                                                       --------
                                                                            359

Electronic Products & Services - 2.4%
   Motorola, Inc. ................................         2,400             48
   Philips Electronics NV ........................         2,643             96
                                                                       --------
                                                                            144

Financial Services - 1.0%
   CIT Group, Inc. - Cl. A .......................         3,100             62

Food, Beverage & Tobacco - 5.4%
   General Mills, Inc. ...........................         1,400             63
   Philip Morris Cos., Inc. ......................         3,800            167
   Sara Lee Corp. ................................         3,800             93
                                                                       --------
                                                                            323

Health Care Products - 10.0%
   Abbott Laboratories ...........................         1,900             92
   Baxter International, Inc. ....................         1,100             97
   Bristol-Myers Squibb Co. ......................         1,800            133
   Merck & Co., Inc. .............................         1,000             94
   Pharmacia Corp. ...............................         1,000             61
   UnitedHealth Group, Inc. ......................         2,000            123
                                                                       --------
                                                                            600

Health Care Services - 1.9%
   HEALTHSOUTH Corp. * ...........................         7,100            116

Insurance - 11.8%
   Allmerica Financial Corp. .....................         1,100             80
   Allstate Corp. ................................         2,600            113
   Cigna Corp. ...................................           700             92
   Conseco, Inc. .................................         7,100             94
   Lincoln National Corp. ........................         1,600             76
   Loews Corp. ...................................           900             93
   Marsh & McLennan Cos., Inc. ...................           600             70
   MBIA, Inc. ....................................         1,200             89
                                                                       --------
                                                                            707

Machinery - 0.8%
   Ingersoll-Rand Co. ............................         1,200             50

Media - Publishing - 1.1%
   Knight-Ridder, Inc. ...........................         1,100             63

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
AMERICAN LEADERS LARGE CAP VALUE FUND

                                                                         Market
                    Name of Issuer                        Shares         Value
                                                                        (000's)
COMMON STOCK - Continued

Media - TV / Radio - 3.6%
   Charter Communications, Inc. - Cl. A * ........         3,000       $     68
   The News Corp., Ltd. - ADR ....................         2,200             64
   Viacom, Inc. ..................................         1,400             66
   Viacom, Inc. - Cl. B * ........................           500             23
                                                                       --------
                                                                            221

Oil - 2.2%
   Royal Dutch Petroleum Co. - NY Shares .........         1,200             73
   Tosco Corp. ...................................         1,800             61
                                                                       --------
                                                                            134

Oil & Natural Gas Exploration & Production - 6.7%
   Chevron Corp. .................................           900             76
   ENSCO International, Inc. .....................         2,300             78
   Exxon Mobil Corp. .............................         1,600            139
   Texaco, Inc. ..................................           900             56
   USX-Marathon Group ............................         2,000             56
                                                                       --------
                                                                            405

Paper & Forest Products - 3.0%
   International Paper Co. .......................         1,700             69
   Kimberly-Clark Corp. ..........................         1,600            113
                                                                       --------
                                                                            182

Pollution Control - 1.8%
   Waste Management, Inc. ........................         4,000            111

Retail - Department Stores - 1.3%
   Federated Department Stores, Inc. * ...........         1,300             46
   Wal-Mart Stores, Inc. .........................           700             37
                                                                       --------
                                                                             83

Telecommunication Equipment - 0.5%
   Lucent Technologies, Inc. .....................         2,500             34

Telecommunication Services - 2.4%
   Verizon Communications ........................         2,400            120
   WorldCom, Inc. * ..............................         1,900             27
                                                                       --------
                                                                            147

Telephone - 1.4%
   AT&T Corp. ....................................         2,000             34
   Sprint Corp. ..................................         2,400             49
                                                                       --------
                                                                             83

Transportation Services - 1.1%
   Union Pacific Corp. ...........................         1,300             66
                                                                       --------
                               TOTAL COMMON STOCK-          95.5%         5,756

                                                           Par
                                                          Value
                                                          (000s)


SHORT-TERM INVESTMENTS - 4.1%

   Investment in joint trading account
     (Note B)
   6.695% due 01/02/01 ...........................           246       $    246
                                                        --------       --------
                                TOTAL INVESTMENTS-          99.6%         6,002
              Cash and Receivables, less payables-           0.4%            27
                                                        --------       --------
                                       NET ASSETS-         100.0%         6,029
                                                        ========       ========
* Non-income producing security.
ADR-American Depositary Receipt

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
LARGE/MID CAP VALUE FUND

                                                                         Market
                    Name of Issuer                        Shares         Value
                                                                        (000's)
COMMON STOCK

Aerospace & Defense - 2.4%
   Boeing Co. ....................................         2,200       $    145
   Honeywell International, Inc. .................         2,300            109
   United Technologies Corp. .....................         1,500            118
                                                                       --------
                                                                            372

Auto & Truck Parts - 0.5%
   General Motors Corp. - Cl. H ..................         3,596             83

Automobile - 0.9%
   Ford Motor Co. ................................         6,370            149

Bank - 10.5%
   KeyCorp .......................................        11,600            325
   Mercantile Bankshares Corp. ...................         5,700            246
   U.S. Bancorp ..................................         5,600            163
   UnionBanCal Corp. .............................         3,200             77
   Wachovia Corp. ................................         6,100            355
   Washington Mutual, Inc. .......................         9,300            493
                                                                       --------
                                                                          1,659

Brokerage & Investment Management - 4.4%
   Goldman Sachs Group, Inc. .....................         2,300            246
   Merrill Lynch & Co., Inc. .....................         3,600            246
   Morgan Stanley, Dean Witter, Discover & Co ....         2,500            198
                                                                       --------
                                                                            690

Business Services - 0.2%
   Manpower, Inc. ................................           800             30

Chemical - 1.8%
   Air Products & Chemicals, Inc. ................         1,800             74
   E.I. du Pont de Nemours & Co. .................         3,000            145
   Rohm & Haas Co. ...............................         1,800             65
                                                                       --------
                                                                            284

Computer Equipment - 1.6%
   Compaq Computer Corp. .........................         3,700             56
   Hewlett-Packard Co. ...........................         2,000             63
   International Business Machines Corp. .........         1,500            128
   Palm, Inc. ....................................             9              0
                                                                       --------
                                                                            247

Computer Software & Services - 1.5%
   Affiliated Computer Services, Inc. - Cl. A * ..         1,500             91
   Cabletron Systems, Inc. * .....................           800             12
   First Data Corp. ..............................         2,500            132
                                                                       --------
                                                                            235

Construction - 0.5%
   Vulcan Materials Co. ..........................         1,600             77

Consumer Miscellaneous - 0.2%
   Avery Dennison Corp. ..........................           700             38

Cosmetic & Personal Care - 1.7%
   Procter & Gamble Co. ..........................         3,500            274

Diversified Operations - 3.9%
   Eaton Corp. ...................................         2,200            165
   El Paso Energy Corp. ..........................         2,400            172
   General Electric Co. ..........................         1,600             77
   Illinois Tool Works, Inc. .....................         2,300            137
   Minnesota Mining & Manufacturing Co. ..........           500             60
                                                                       --------
                                                                            611

Electric Power - 4.5%
   Calpine Corp. * ...............................         3,400            153
   Duke Energy Co. ...............................         1,200            102
   Exelon Corp. ..................................         3,412            240
   Montana Power Co. .............................         3,500             73
   Pinnacle West Capital Corp. ...................         2,900            138
                                                                       --------
                                                                            706

Electrical Equipment - 0.5%
   Emerson Electric Co. ..........................           900             71

Electronic Products & Services - 0.0%
   Advanced Micro Devices, Inc. * ................           300              4

Financial Services - 5.7%
   Citigroup, Inc. ...............................        11,766            601
   Lehman Brothers Holdings, Inc. ................         4,300            291
                                                                       --------
                                                                            892

Food, Beverage & Tobacco - 5.8%
   PepsiCo, Inc. .................................         4,200            208
   Philip Morris Cos., Inc. ......................         2,900            128
   R.J. Reynolds Tobacco Holdings, Inc. * ........         5,700            278
   Sara Lee Corp. ................................        12,400            304
                                                                       --------
                                                                            918

Health Care Products - 7.0%
   Abbott Laboratories ...........................         2,800            136
   American Home Products Corp. ..................         1,800            114
   Baxter International, Inc. ....................         1,800            159
   Gilead Sciences, Inc. * .......................           800             66
   Merck & Co., Inc. .............................         1,500            140
   Mylan Laboratories, Inc. ......................         2,400             61
   Pharmacia Corp. ...............................         4,547            277
   Schering-Plough Corp. .........................         2,500            142
                                                                       --------
                                                                          1,095

Health Care Services - 0.2%
   McKesson HBOC, Inc. ...........................         1,000             36

Household Appliances / Furnishings - 0.0%
   Leggett & Platt, Inc. .........................           300              6

Insurance - 9.4%
   Ambac Financial Group, Inc. ...................           700             41
   American International Group, Inc. ............         4,050            399
   Cigna Corp. ...................................         2,700            357
   Marsh & McLennan Cos., Inc. ...................         2,500            293
   MBIA, Inc. ....................................         2,600            193

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
LARGE/MID CAP VALUE FUND

                                                                         Market
                    Name of Issuer                        Shares         Value
                                                                        (000's)
COMMON STOCK - Continued

Insurance - Continued
   XL Capital, Ltd. - Cl. A ......................        2,200        $    192
                                                                       --------
                                                                          1,475

Leisure & Recreation - 0.2%
   Eastman Kodak Co. .............................          600              24

Machinery - 1.0%
   Caterpillar, Inc. .............................        1,800              85
   Thermo Electron Corp. * .......................        2,500              75
                                                                       --------
                                                                            160

Media - Publishing - 0.9%
   AT&T Corp. - Liberty Media Group - Cl. A * ....        5,800              79
   Gannett Co., Inc. .............................        1,100              69
                                                                       --------
                                                                            148

Media - TV / Radio - 2.0%
   Charter Communications, Inc. - Cl. A * ........        4,700             107
   E.W. Scripps Co. - Cl. A ......................        1,400              88
   Time Warner, Inc. .............................          300              16
   USA Networks, Inc. * ..........................        3,000              58
   Viacom, Inc. - Cl. B * ........................        1,100              51
                                                                       --------
                                                                            320

Metals & Mining - 0.8%
   Alcoa, Inc. ...................................        3,700             124

Natural Gas Distribution - 0.6%
   Enron Corp. ...................................        1,100              91

Oil - 1.7%
   Conoco, Inc. - Cl. B ..........................        4,000             116
   Suncor Energy, Inc. ...........................        5,900             151
                                                                       --------
                                                                            267

Oil & Natural Gas Exploration & Production - 6.2%
   Chevron Corp. .................................        2,000             169
   Exxon Mobil Corp. .............................        5,450             474
   Ultramar Diamond Shamrock Corp. ...............        4,700             145
   Unocal Corp. ..................................        4,700             182
                                                                       --------
                                                                            970

Oil - Equipment & Service - 0.2%
   Weatherford International, Inc. * .............          800              38

Paper & Forest Products - 2.0%
   Bowater, Inc. .................................        1,600              90
   Kimberly-Clark Corp. ..........................        1,300              92
   Smurfit-Stone Container Corp. * ...............        3,700              55
   Weyerhaeuser Co. ..............................        1,300              66
                                                                       --------
                                                                            303

Real Estate Investment Trust - 1.1%
   Archstone Communities Trust ...................          900              23
   Equity Office Properties Trust ................        2,200              72
   Kimco Realty Corp. ............................        1,700              75
                                                                       --------
                                                                            170

Retail - Department Stores - 2.0%
   Family Dollar Stores, Inc. ....................        7,300             156
   Target Corp. ..................................        4,700             152
                                                                       --------
                                                                            308

Retail - Food - 2.0%
   McDonald's Corp. ..............................        2,700              92
   Safeway, Inc. * ...............................        3,600             225
                                                                       --------
                                                                            317

Telecommunication Equipment - 0.5%
   Sonus Networks, Inc. * ........................        3,100              78

Telecommunication Services - 5.4%
   Broadwing, Inc. ...............................        2,300              53
   Qwest Communications International, Inc. * ....        4,437             182
   Verizon Communications ........................       10,700             536
   WorldCom, Inc. * ..............................        5,200              73
                                                                       --------
                                                                            844

Telephone - 2.2%
   AT&T Corp. ....................................        3,600              63
   SBC Communications, Inc. ......................        5,995             286
                                                                       --------
                                                                            349

Transportation Services - 1.0%
   Canadian National Railway Co. .................        1,100              33
   Continental Airlines, Inc. - Cl. B * ..........          600              31
   Delta Air Lines, Inc. .........................          400              20
   Southwest Airlines Co. ........................        2,300              77
                                                                       --------
                                                                            161

U.S. Government Agencies - 2.8%
   Federal National Mortgage Assoc ...............        5,100             442
                                                                       --------
                               TOTAL COMMON STOCK-         95.8%         15,066

                                                         Par
                                                        Value
                                                       (000's)
SHORT-TERM INVESTMENTS - 2.9%

Investment in joint trading account (Note B)
   6.695% due 01/02/01 ...........................    $     461             461
                                                      ---------        --------
                                TOTAL INVESTMENTS-         98.7%         15,527
              Cash and Receivables, less payables-          1.3%            201
                                                      ---------        --------
                                       NET ASSETS-        100.0%         15,728
                                                      =========        ========
* Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
MONEY MARKET FUND

                                                          Par            Market
                 Name of Issuer                          Value           Value
                                                        (000's)         (000's)
PUBLICLY-TRADED BONDS

Bank - 8.4%
   Bank America NA Charlotte
   6.826% due 09/06/01 ...........................     $  5,000        $  5,002
   Bank of New York
   7.22% due 05/09/01 ............................        4,005           4,007
   Bankers Trust Corp.
   6.627% due 03/16/01 ...........................        1,000           1,000
   Credit Suisse First Boston, Inc.
   6.727% due 08/09/01 ...........................        5,000           5,000
   Fleet National Bank - Sr. Notes
   6.727% due 09/07/01 ...........................        3,000           3,001
   Fleet National Bank of Rhode Island
   6.83% due 01/29/01 ............................        1,000           1,000
   FleetBoston Financial Corp. - Sr. Notes
   6.81% due 05/11/01 ............................       10,000          10,003
   Key Bank
   6.731% due 03/01/01 ...........................        5,000           4,999
   Merrill Lynch & Co., Inc. - Notes
   6.776% due 03/05/01 ...........................        3,000           3,001
   National City Bank
   6.78% due 04/23/01 ............................        5,000           5,001
                                                                       --------
                                                                         42,014

Brokerage & Investment Management - 2.0%
   Lehman Brothers Holdings, Inc. - Notes
   6.375% due 03/15/01 ...........................        5,000           4,996
   Morgan Stanley Dean Witter
   5.875% due 02/28/01 ...........................        5,000           4,992
                                                                       --------
                                                                          9,988

Cosmetic & Personal Care - 0.5%
   Unilever Capital Corp. - 144A (a)
   6.707% due 09/07/01 ...........................        2,500           2,500

Financial Services - 3.7%
   Associates Corp. NA - Sr. Notes
   6.598% due 03/16/01 ...........................        2,000           2,000
   Goldman Sach Group, Inc. Mountain
   6.89% due 11/26/01 ............................        2,000           2,002
   Lehman Brothers Holdings - Notes
   6.9% due 03/30/01 .............................        6,000           6,002
   Lehman Brothers Holdings, Inc. - Notes
   6.9% due 01/29/01 .............................        3,000           3,000
   Merrill Lynch & Co., Inc. - Notes
   7.101% due 01/12/01 ...........................        5,000           5,001
                                                                       --------
                                                                         18,005

Personal & Commercial Lending - 4.7%
   American Honda Finance Corp. - Notes
   6.788% due 01/16/01 ...........................        5,000           5,000
   American Honda Finance Corp. Mountain
   6.688% due 02/16/01 ...........................        5,000           5,000
   General Motors Acceptance Corp.
   6.528% due 03/30/01 ...........................        4,125           4,126
   Household Finance Corp.
   6.908% due 08/01/01 ...........................        4,000           4,002
   7.261% due 04/24/01 ...........................        5,000           5,007
                                                                       --------
                                                                         23,135

Telecommunication Services - 1.3%
   SBC Communications Capital Corp.
   6.752% due 05/01/01 ...........................        5,000           5,000
   TCI Communications, Inc. - Sr. Notes
   7.136% due 03/12/01 ...........................        1,500           1,502
                                                                       --------
                                                                          6,502
                                                                       --------
                      TOTAL PUBLICLY-TRADED BONDS-         20.6%        102,144

COMMERCIAL PAPER

Bank - 11.1%
   Abbey National
   6.51% due 02/20/01 ............................        4,198           4,160
   Abbey National America
   6.52% due 01/24/01 ............................        8,000           7,967
   Credit Suisse
   6.51% due 02/26/01 ............................        3,000           2,970
   6.55% due 01/05/01 ............................        5,000           4,996
   CSN Overseas Barclays Bank
   6.5% due 02/08/01 .............................        4,000           3,973
   Den Denske Corp.
   6.56% due 01/05/01 ............................        3,000           2,998
   Deutsche Bank AG
   6.25% due 03/05/01 ............................        5,000           4,945
   Deutsche Bank Fina
   6.53% due 01/19/01 ............................        8,000           7,973
   Fleet National Bank
   6.56% due 01/16/01 ............................        1,500           1,496
   Royal Bank of Canada
   6.52% due 02/13/01 ............................        8,900           8,830
   Svenska Handelsbanken NY
   6.75% due 02/14/01 ............................        5,000           4,999
                                                                       --------
                                                                         55,307

Brokerage & Investment Management - 4.6%
   Merrill Lynch & Co., Inc.
   6.53% due 02/09/01 ............................        8,000           7,943
   Prudential Funding Corp.
   6.54% due 01/04/01 ............................        5,000           4,997
   Salomon Smith Barney Holdings, Inc.
   6.6% due 01/04/01 .............................       10,000           9,995
                                                                       --------
                                                                         22,935

Chemical - 0.4%
   Sinochem American CP, Inc.
   6.52% due 02/06/01 ............................        2,000           1,987

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
MONEY MARKET FUND

                                                          Par            Market
                 Name of Issuer                          Value           Value
                                                        (000's)         (000's)
COMMERCIAL PAPER - Continued

Diversified Operations - 1.6%
   Ciesco L.P.
   6.5% due 01/22/01 .............................     $  3,587        $  3,573
   Diageo Capital plc
   6.52% due 01/23/01 ............................        4,650           4,632
                                                                       --------
                                                                          8,205

Electric Power - 1.4%
   General Electric Credit Capital of Puerto Rico
   6.56% due 01/05/01 ............................        3,961           3,958
   National Rural Utilities
   Cooperative Finance Corp.
   6.55% due 01/12/01 ............................        3,000           2,994
                                                                       --------
                                                                          6,952

Financial Services - 41.5%
   Asset Securitization Cooperative Corp.
   6.55% due 01/08/01 ............................        2,354           2,351
   6.55% due 01/09/01 ............................        4,536           4,529
   AWB Finance, Ltd.
   6.4% due 02/20/01 .............................        3,000           2,973
   CBA Delaware Finance
   6.44% due 02/08/01 ............................        4,360           4,330
   Centric Capital Corp.
   6.28% due 03/29/01 ............................        4,000           3,939
   6.47% due 02/16/01 ............................        4,000           3,967
   6.55% due 01/25/01 ............................        3,000           2,987
   6.6% due 01/08/01 .............................        5,850           5,842
   6.6% due 01/10/01 .............................        4,600           4,592
   Clipper Receivables Corp.
   6.62% due 01/02/01 ............................        1,511           1,511
   6.62% due 01/30/01 ............................        4,000           3,979
   Delaware Funding Corp.
   6.43% due 02/26/01 ............................        3,475           3,440
   6.53% due 01/17/01 ............................        2,000           1,994
   6.53% due 01/18/01 ............................        2,182           2,175
   6.53% due 01/23/01 ............................        4,000           3,984
   Eagle Funding Capital Corp.
   6.31% due 03/20/01 ............................        1,391           1,372
   6.56% due 02/12/01 ............................        4,000           3,969
   6.57% due 02/12/01 ............................        3,750           3,721
   6.59% due 01/04/01 ............................        2,306           2,305
   6.6% due 01/04/01 .............................        1,057           1,056
   Enterprise Funding Corp.
   6.25% due 03/28/01 ............................        7,142           7,035
   6.53% due 02/23/01 ............................        6,257           6,197
   Falcon Asset Securitization Corp.
   6.4% due 02/27/01 .............................        6,000           5,939
   6.6% due 01/02/01 .............................        9,985           9,983
   6.6% due 01/03/01 .............................        2,000           1,999
   Fleet Funding Corp.
   6.53% due 01/03/01 ............................        6,000           5,998
   International Lease Finance Corp.
   6.53% due 01/30/01 ............................        6,210           6,177
   Lexington Parker Capital Corp.
   6.42% due 03/02/01 ............................        7,767           7,685
   Lexignton Parker Capital Corp. CP
   6.38% due 03/02/01 ............................        1,000             989
   6.55% due 02/20/01 ............................        2,000           1,982
   Monte Rosa Capital Corp.
   6.5% due 02/05/01 .............................        4,844           4,813
   6.56% due 02/01/01 ............................        5,000           4,972
   6.57% due 01/16/01 ............................        2,883           2,875
   Monte Rosa Capital Corp.
   6.56% due 01/11/01 ............................        8,000           7,986
   Old Line Funding Corp.
   6.61% due 01/02/01 ............................        4,000           3,999
   Old Line Funding, Corp.
   6.6% due 01/05/01 .............................        4,897           4,893
   Philip Morris Capital Corp.
   6.42% due 02/21/01 ............................        4,000           3,964
   Preferred Receivables Corp.
   6.55% due 01/23/01 ............................        2,112           2,104
   6.63% due 01/25/01 ............................        5,000           4,979
   Receivables Capital Corp.
   6.61% due 01/02/01 ............................        1,138           1,138
   Sheffield Receivables Corp.
   6.43% due 02/23/01 ............................        4,000           3,962
   6.47% due 02/06/01 ............................        6,000           5,961
   6.6% due 01/02/01 .............................        2,382           2,382
   6.6% due 01/12/01 .............................        3,780           3,772
   Sigma Finance, Inc.
   6.43% due 02/28/01 ............................        3,750           3,711
   6.53% due 01/22/01 ............................        1,870           1,863
   6.53% due 02/23/01 ............................        1,150           1,139
   6.54% due 02/14/01 ............................        4,221           4,187
   6.57% due 01/08/01 ............................        6,747           6,739
   Windmill Funding Corp.
   6.42% due 02/07/01 ............................        3,560           3,537
   6.48% due 02/15/01 ............................        5,000           4,960
   6.65% due 01/03/01 ............................        3,345           3,344
                                                                       --------
                                                                        206,280

Food, Beverage & Tobacco - 1.8%
   Coca-Cola Co.
   6.5% due 01/29/01 .............................        4,000           3,980
   Philip Morris Companies, Inc.
   6.7% due 01/12/01 .............................        5,000           4,990
                                                                       --------
                                                                          8,970

Leisure & Recreation - 2.6%
   K2 USA LLC
   6.3% due 03/28/01 .............................        1,000             985
   6.57% due 01/10/01 ............................        5,000           4,992
   6.57% due 02/01/01 ............................        3,000           2,983

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
MONEY MARKET FUND

                                                          Par            Market
                 Name of Issuer                          Value           Value
                                                        (000's)         (000's)
COMMERCIAL PAPER - Continued

Leisure & Recreation - Continued
   6.57% due 02/05/01 ............................     $  4,000        $  3,974
                                                                       --------
                                                                         12,934

Machinery - 4.0%
   Dover Corp.
   6.4% due 02/22/01 .............................        4,000           3,963
   6.5% due 02/15/01 .............................        4,000           3,968
   6.55% due 01/26/01 ............................        4,000           3,982
   6.56% due 01/31/01 ............................        8,000           7,956
                                                                       --------
                                                                         19,869

Media - Publishing - 0.8%
   Reed Elsevier, Inc.
   6.52% due 01/26/01 ............................        4,000           3,982

Personal & Commercial Lending - 6.7%
   American General Finance Corp.
   6.52% due 01/22/01 ............................        6,000           5,977
   Ford Motor Credit Co.
   6.46% due 02/07/01 ............................        4,000           3,973
   6.48% due 02/02/01 ............................        8,000           7,955
   6.53% due 01/17/01 ............................        6,028           6,011
   6.54% due 01/09/01 ............................        2,000           1,997
   General Motors Acceptance Corp.
   6.54% due 01/10/01 ............................        3,000           2,995
   Toyota Motor Credit Co.
   6.35% due 02/22/01 ............................        4,000           3,963
                                                                       --------
                                                                         32,871

Telephone - 1.4%
   AT & T Corp.
   6.52% due 01/09/01 ............................        1,872           1,869
   6.53% due 01/18/01 ............................        5,156           5,140
                                                                       --------
                                                                          7,009
                                                                       --------
                           TOTAL COMMERCIAL PAPER-         77.9%        387,301
                                                       --------        --------
                                TOTAL INVESTMENTS-         98.5%        489,445
              Cash and Receivables, less payables-          1.5%          7,408
                                                       --------        --------
                                       NET ASSETS-        100.0%        496,853

See notes to financial statements.

(a) Pursuant to Rule 144A (a) under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, securities aggregated $2,500 or 0.51% of net assets of the Portfolio.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
MID CAP VALUE FUND

                                                                         Market
                    Name of Issuer                        Shares         Value
                                                                        (000's)
COMMON STOCK

Aerospace & Defense - 2.3%
   General Dynamics Corp. ........................       26,100        $  2,036
   Raytheon Co. - Cl. A ..........................       32,000             928
                                                                       --------
                                                                          2,964

Auto & Truck Parts - 1.4%
   Lear Corp. * ..................................       74,400           1,846

Bank - 8.2%
   Astoria Financial Corp. .......................       14,300             777
   Dime Bancorp, Inc. ............................       76,200           2,253
   Golden State Bancorp, Inc. ....................       40,700           1,279
   Golden West Financial Corp. ...................       29,500           1,991
   M & T Bank Corp. ..............................       31,200           2,122
   Mercantile Bankshares Corp. ...................       12,900             557
   SouthTrust Corp. ..............................       21,800             887
   Valley National Bancorp .......................       20,900             696
                                                                       --------
                                                                         10,562

Brokerage & Investment Management - 0.5%
   A.G. Edwards, Inc. ............................       12,900             612

Business Services - 1.6%
   Dun & Bradstreet Corp. ........................       58,200           1,506
   H & R Block, Inc. .............................       13,500             558
                                                                       --------
                                                                          2,064

Chemical - 4.2%
   Air Products & Chemicals, Inc. ................       16,500             676
   Cabot Corp. ...................................       43,400           1,145
   Cytec Industries, Inc. * ......................       16,800             671
   Engelhard Corp. ...............................       60,400           1,231
   Lyondell Chemical Co. .........................       43,300             663
   Sigma-Aldrich Corp. ...........................       26,100           1,026
                                                                       --------
                                                                          5,412

Commercial Sevices - 4.4%
   Choicepoint, Inc. .............................       44,200           2,898
   Iron Mountain, Inc. * .........................       19,400             720
   Moody's Corp. * ...............................       78,100           2,006
                                                                       --------
                                                                          5,624

Computer Equipment - 0.9%
   Mentor Graphics Corp. * .......................       42,200           1,158

Computer Software & Services - 4.2%
   Cadence Design Systems, Inc. * ................       31,900             877
   Citrix Systems, Inc. * ........................       39,400             887
   DST Systems, Inc. * ...........................       18,700           1,253
   NCR Corp. * ...................................       25,600           1,258
   SunGard Data Systems, Inc. ....................       25,600           1,206
                                                                       --------
                                                                          5,481

Consumer Miscellaneous - 0.6%
   Harman International Industries, Inc. .........       21,300             777

Diversified Operations - 3.7%
   Cooper Industries, Inc. .......................       25,700           1,181
   Crane Co. .....................................       41,700           1,186
   Danaher Corp. .................................       17,900           1,224
   Pall Corp. ....................................       59,100           1,259
                                                                       --------
                                                                          4,850

Electric Power - 7.7%
   American Electric Power Co. ...................       16,600             772
   Dominion Resources, Inc. ......................       21,300           1,427
   DPL, Inc. .....................................       53,400           1,772
   Edison International ..........................       50,800             794
   Entergy Corp. .................................        7,700             326
   Exelon Corp. ..................................       39,175           2,750
   Teco Energy, Inc. .............................       24,300             787
   UtiliCorp United, Inc. ........................       43,500           1,348
                                                                       --------
                                                                          9,976

Electronic Products & Services - 2.2%
   Arrow Electronics, Inc. * .....................       21,200             607
   KLA-Tencor Corp. * ............................       17,300             583
   Sensormatic Electronics Corp. * ...............       38,400             770
   Teradyne, Inc. * ..............................       24,300             905
                                                                       --------
                                                                          2,865

Financial Services - 1.4%
   Federated Investors, Inc. Cl. B ...............       35,400           1,031
   GreenPoint Financial Corp. ....................       17,500             716
                                                                       --------
                                                                          1,747

Food, Beverage & Tobacco - 1.5%
   Hershey Foods Corp. ...........................       15,000             966
   Wm. Wrigley Jr. Co. ...........................        9,500             910
                                                                       --------
                                                                          1,876

Health Care Products - 3.9%
   Beckman Coulter, Inc. .........................       17,600             738
   Bergen Brunswig Corp. - Cl. A .................       92,200           1,460
   Carter Wallace, Inc. ..........................       46,600           1,555
   Charles River Laboratories * ..................       29,200             799
   Genzyme Corp. (General Division) * ............        5,500             495
                                                                       --------
                                                                          5,047

Health Care Services - 2.5%
   Health Management Associates, Inc. -
     Cl. A * .....................................       52,900           1,098
   Omnicare, Inc. ................................       63,400           1,371
   Wellpoint Health Networks, Inc. * .............        6,200             714
                                                                       --------
                                                                          3,183

Housing - 0.9%
   Centex Corp. ..................................       31,300           1,176

Insurance - 8.3%
   Ace, Ltd. * ...................................       48,700           2,067
   Allmerica Financial Corp. .....................       22,200           1,610
   Ambac Financial Group, Inc. ...................       19,650           1,146
   Aon Corp. .....................................       24,300             832

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
MID CAP VALUE FUND
                                                                  Market
          Name of Issuer                                 Shares    Value
                                                                  (000's)
COMMON STOCK - Continued

Insurance - Continued
     Loews Corp. ....................................... 18,900   $ 1,957
     MBIA, Inc. ........................................ 12,900       956
     XL Capital, Ltd. - Cl. A .......................... 24,900     2,176
                                                                  -------
                                                                   10,744
Leisure & Recreation - 0.7%
     Carnival Corp. .................................... 29,800       918

Machinery - 4.0%
     FMC Corp. * ....................................... 33,900     2,430
     SPX Corp. .........................................  5,500       595
     Thermo Electron Corp. * ........................... 72,000     2,142
                                                                  -------
                                                                    5,167

Media - TV / Radio - 3.4%
     A.H. Belo Corp. ...................................101,800     1,629
     Cablevision Systems Corp. - Cl. A * ............... 13,300     1,130
     E.W. Scripps Co. - Cl. A .......................... 26,800     1,685
                                                                  -------
                                                                    4,444

Oil & Natural Gas Exploration & Production - 6.8%
     Apache Corp. ...................................... 25,700     1,801
     Burlington Resources, Inc. ........................ 20,700     1,045
     Cross Timbers Oil Company ......................... 46,900     1,301
     EOG Resources, Inc. ............................... 37,400     2,045
     Kinder Morgan, Inc. ............................... 13,000       678
     Louis Dreyfus Natural Gas Corp. * ................. 21,600       990
     USX-Marathon Group ................................ 34,800       966
                                                                  -------
                                                                    8,826

Oil - Equipment & Service - 1.6%
     Gulf Canada Resources, Ltd. * .....................161,200       816
     Tidewater, Inc. ................................... 12,600       559
     Weatherford International, Inc. * ................. 14,400       681
                                                                  -------
                                                                    2,056


Paper & Forest Products - 0.5%
     Bowater, Inc. ..................................... 10,600       598

Personal & Commercial Lending - 2.4%
     Countrywide Credit Industries, Inc. ............... 43,000     2,161
     USA Education, Inc. ............................... 14,700       999
                                                                  -------
                                                                    3,160

Pollution Control - 2.5%
     Allied Waste Industries, Inc. * ...................108,600     1,582
     Waste Management, Inc. ............................ 61,300     1,701
                                                                  -------
                                                                    3,283


Real Estate Development - 1.4%
     Lennar Corp. ...................................... 48,300     1,751

Real Estate Investment Trust - 2.5%
     Boston Properties, Inc. ........................... 27,100     1,179
     Equity Office Properties Trust .................... 42,400     1,383
     Spieker Properties, Inc. .......................... 14,400       722
                                                                  -------
                                                                    3,284

Real Estate Operations - 1.2%
     IndyMac Mortgage  Holdings, Inc.................... 53,600     1,581


Retail - Department Stores - 2.1%
     Barnes & Noble, Inc. * ............................ 38,600     1,023
     Federated Department Stores, Inc. * ............... 24,200       847
     Staples, Inc. * ................................... 68,500       809
                                                                  -------
                                                                    2,679
Retail - Drug Stores - 0.5%
     TJX Cos., Inc. .................................... 22,600       627

Telecommunication Services - 1.0%
     Broadwing, Inc. ................................... 54,300     1,239

Telephone - 0.4%
     Telephone and Data Systems, Inc. ..................  5,200       468

Transportation Services - 3.4%
     Burlington Northern Santa Fe ...................... 32,800       929
     Continental Airlines, Inc. - Cl. B * .............. 24,600     1,270
     GATX Corp. ........................................ 45,000     2,244
                                                                  -------
                                                                    4,443
                                                                  -------
                                     TOTAL COMMON STOCK-   94.8%  122,488

                                                            Par
                                                           Value
                                                          (000's)
SHORT-TERM INVESTMENTS - 5.0%
     Investment in joint trading account (Note B)
      6.695% due 01/02/01                               $ 6,504     6,504
                                                        -------   -------
                                     TOTAL INVESTMENTS-    99.8%  128,992
                   Cash and Receivables, less payables-     0.2%      241
                                                        -------   -------
                                            NET ASSETS-   100.0%  129,233
                                                        =======   =======

* Non-income producing security.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP GROWTH FUND
                                                                  Market
          Name of Issuer                                 Shares    Value
                                                                  (000's)
COMMON STOCK

Automobile - 2.0%
     United Rentals, Inc. * ............................279,500   $ 3,756

Bank - 2.2%
     Mercantile Bankshares Corp. ....................... 36,700     1,585
     Westamerica Bancorporation ........................ 35,600     1,531
     Wilmington Trust Trust Corp. ...................... 16,900     1,049
                                                                  -------
                                                                    4,165

Brokerage & Investment Management - 1.3%
     Investment Technology Group, Inc. ................. 60,000     2,505

Business Services - 1.3%
     American Management Systems, Inc. * ...............121,700     2,411

Chemical - 0.7%
     MacDermid, Inc. ................................... 75,000     1,425

Commercial Sevices - 7.5%
     ACNielson Corp. * ................................. 46,200     1,675
     DeVry, Inc. * ..................................... 67,700     2,556
     G & K Services, Inc. - Cl. A ......................141,400     3,977
     NOVA Corp. - Georgia * ............................145,000     2,891
     TMP Worldwide, Inc. * ............................. 58,500     3,217
                                                                  -------
                                                                   14,316

Computer Equipment - 0.4%
     CDW Computer Centers, Inc. * ...................... 15,000       418
     Extreme Networks, Inc. * .......................... 11,200       438
                                                                  -------
                                                                      856

Computer Software & Services - 21.9%
     Acxiom Corp. * ................................... 123,300     4,801
     Affiliated Computer Services, Inc. - Cl. A * .....  36,000     2,185
     Agile Software Corp. * ...........................  10,000       494
     Black Box Corp. * ................................  43,300     2,092
     CheckFree Corp. ..................................  14,000       595
     DST Systems, Inc. * ..............................  34,700     2,325
     E.piphany, Inc. * ................................   8,000       431
     Fiserv, Inc. .....................................  54,900     2,604
     IMS Health, Inc. ................................. 167,800     4,531
     Intuit, Inc. * ...................................  53,600     2,114
     Macromedia, Inc. * ...............................  43,000     2,612
     Mercury Interactive Corp. * ......................   6,900       623
     National Instruments Corp. * .....................  33,000     1,602
     Openwave Systems, Inc. * .........................   4,000       192
     Peoplesoft, Inc. .................................  20,000       744
     Radiant Systems, Inc. * ..........................  22,000       451
     Rational Software Corp. * ........................ 110,700     4,310
     Research in Motion, Ltd. * .......................  10,000       800
     SunGard Data Systems, Inc. .......................  37,900     1,786
     Systems & Computer Technology Corp. * ............ 183,900     2,264
     Trizetto Group, Inc. * ...........................  46,000       768
     Verity, Inc. * ................................... 104,600     2,517
     Vignette Corp. * .................................  39,500       711
                                                                  -------
                                                                   41,552

Consumer Miscellaneous - 2.2%
     Catalina Marketing Corp. * ....................... 110,100     4,287

Container - 2.0%
     Bemis Co., Inc. ................................... 79,000     2,652
     Sealed Air Corp. * ................................ 36,200     1,104
                                                                  -------
                                                                    3,756

Cosmetic & Personal Care - 0.8%
     AptarGroup, Inc. .................................. 50,000     1,469

Diversified Operations - 1.4%
     Ionics, Inc. * .................................... 92,400     2,622

Electric Power - 4.5%
     Calpine Corp. * ................................... 67,000     3,019
     Montana Power Co. .................................180,400     3,743
     Pinnacle West Capital Corp. ....................... 36,500     1,739
                                                                  -------
                                                                    8,501

Electrical Equipment - 2.1%
     Littelfuse, Inc. * ............................... 138,400     3,962

Electronic Products & Services - 3.6%
     Cymer, Inc. * ..................................... 37,900       975
     Dallas Semiconductor Corp. ........................ 96,500     2,473
     Novellus Systems, Inc. * .......................... 10,900       392
     QLogic Corp. * ....................................  8,000       616
     TranSwitch Corp. * ................................  6,000       235
     Veeco Instruments Inc. * .......................... 52,000     2,086
                                                                  -------
                                                                    6,777

Food, Beverage & Tobacco - 2.1%
     Pepsi Bottling Group, Inc. ........................ 98,100     3,918

Health Care Products - 8.4%
     ALZA Corp. * ...................................... 44,400     1,887
     Becton, Dickinson & Co. ........................... 72,100     2,496
     Biomet, Inc. ...................................... 73,250     2,907
     Cephalon, Inc. * .................................. 19,000     1,203
     COR Therapeutics, Inc. * .......................... 15,200       535
     CV Therapeutics, Inc. * ........................... 11,500       813
     Gene Logic, Inc. * ................................ 37,000       680
     Genzyme Corp. (General Division) * ................ 30,500     2,743
     Gilead Sciences, Inc. * ........................... 11,500       954
     Haemonetics Corp. * ............................... 27,100       837
     NPS Pharmaceuticals, Inc. * ....................... 17,500       840
                                                                  -------
                                                                   15,895

Health Care Services - 0.7%
     Regeneron Pharmaceuticals * ....................... 17,000       599
     Trigon Healthcare, Inc. * ......................... 10,100       786
                                                                  -------
                                                                    1,385

Household Appliances / Furnishings - 2.6%
     Herman Miller, Inc. ...............................171,400     4,928

Insurance - 2.3%
     Reinsurance Group of America ......................121,900     4,327

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP GROWTH FUND
                                                                      Market
          Name of Issuer                                     Shares    Value
                                                                      (000's)
COMMON STOCK - Continued
Leisure & Recreation - 2.0%
     Speedway Motorsports, Inc. * ......................    162,000  $  3,888

Oil - 1.9%
     Petro-Canada ......................................    145,900     3,711

Oil & Natural Gas Exploration & Production - 4.5%
     Atwood Oceanics, Inc. * ...........................     30,400     1,332
     Helmerich & Payne, Inc. ...........................     97,700     4,286
     Murphy Oil Corp. ..................................     47,200     2,853
                                                                     --------
                                                                        8,471

Oil - Equipment & Service - 1.8%
     Hanover Compressor Co. * ..........................     78,300     3,489

Retail - Department Stores - 5.4%
     Bed Bath & Beyond, Inc. * .........................    116,500     2,607
     Family Dollar Stores, Inc. ........................    214,000     4,587
     Staples, Inc. * ...................................    261,400     3,088
                                                                     --------
                                                                       10,282

Retail - Food - 0.8%
     Whole Foods Market, Inc. * ........................     24,800     1,516

Telecommunication Equipment - 5.8%
     CommScope, Inc. * .................................    137,700     2,281
     DMC Stratex Networks, Inc. - Notes * ..............    136,100     2,041
     Symbol Technologies, Inc. .........................    113,600     4,089
     Tekelec, Inc. .....................................     69,900     2,097
     TriQuint Semiconductor, Inc. * ....................      9,400       411
     Westell Technologies, Inc. Cl. A * ................     49,200       151
                                                                     --------
                                                                       11,070

Telecommunication Services - 1.3%
     Allegiance Telecom, Inc. * ........................     40,500       902
     Broadwing, Inc. ...................................     25,500       582
     McLeodUSA, Inc. - Cl. A * .........................     72,100     1,018
                                                                     --------
                                                                        2,502

Transportation Services - 1.3%
     EGL, Inc. * ......................................     101,000     2,418
                                                                     --------
                                    TOTAL COMMON STOCK-        94.8%  180,160

                                                               Par
                                                              Value
                                                             (000's)
SHORT-TERM INVESTMENTS - 5.5%
     Investment in joint trading account (Note B)
      6.695% due 01/02/01 .............................    $ 10,456    10,456
                                                           --------  --------
                                     TOTAL INVESTMENTS-       100.3%  190,616
                   Payables, less cash and receivables-        (0.3)%    (606)
                                                           --------  --------
                                            NET ASSETS-       100.0%  190,010
                                                           ========  ========

* Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                           Par      Market
          Name of Issuer                                  Value     Value
                                                         (000's)   (000's)
PUBLICLY-TRADED BONDS

Aerospace & Defense - 1.3%
     Lockheed Martin Corp.
     7.25% due 05/15/06 .................................$  300    $  311
     Northrop-Grumman Corp. - Debs.
     7.75% due 03/01/16 ...................................  75        76
     Raytheon Co. - Notes
     6.75% due 08/15/07 ................................... 200       199
     United Technologies Corp. - Debs.
     8.875% due 11/15/19 ..................................  50        58
     United Technology Corp.
     6.625% due 11/15/04 .................................. 200       204
                                                                   ------
                                                                      848

Auto & Truck Parts - 0.7%
     Dana Corp. - Notes
     7.0% due 03/15/28 ....................................  75        39
     TRW, Inc.
     7.125% due 06/01/09 .................................. 150       136
     Visteon Corp.
     7.95% due 08/01/05 ................................... 250       251
                                                                   ------
                                                                      426

Automobile - 1.0%
     DaimlerChrysler NA Holding Co.
     6.9% due 09/01/04 .................................... 450       446
     Delphi Automotive Systems Corp. - Debs.
     7.125% due 05/01/29 ..................................  50        42
     Hertz Corp. - Sr. Notes
     8.25% due 06/01/05 ................................... 125       131
                                                                   ------
                                                                      619
Bank - 4.4%
     Abbey National plc - Debs.
     7.95% due 10/26/29 ................................... 100       106
     African Development Bank - Sub. Notes
     6.875% due 10/15/15 ..................................  35        36
     Asian Development Bank - Bonds
     5.5% due 04/23/04 .................................... 270       267
     Bank of America Corp. - Sub. Notes
     7.8% due 02/15/10 .................................... 250       260
     Bank One Corp. - Sr. Notes
     5.625% due 02/17/04 .................................. 150       146
     BankAmerica Corp. - Sub. Notes
     6.5% due 03/15/06 .................................... 150       149
     Chase Manhattan Corp. - Sub. Notes
     7.125% due 02/01/07 .................................. 225       229
     First Union Corp. - Sub. Notes
     8.125% due 06/24/02 .................................. 230       235
     Fleet Boston Corp. - Sub. Notes
     7.375% due 12/01/09 .................................. 100       103
     Fleet Financial Group - Sub. Debs.
     6.7% due 07/15/28 ....................................  75        66
     Golden West Financial Corp. - Sub. Notes
     6.7% due 07/01/02 ...................................  150       150
     HSBC Holdings plc
     7.5% due 07/15/09 ...................................  150       156
     InterAmerican Development Bank - Debs.
     8.5% due 03/15/11 ...................................  200       236
     Korea Development Bank - Bonds
     7.375% due 09/17/04 .................................  120       120
     National City Bank of Pennsylvania - Sub.
       Notes
     7.25% due 10/21/11 ..................................   50        50
     Royal Bank of Scotland plc - Sub.
       Notes
     6.4% due 04/01/09 ...................................  150       145
     Wachovia Corp. - Sub. Notes
     5.625% due 12/15/08 .................................   75        68
     Wells Fargo & Co. - Sub. Notes
     6.875% due 04/01/06 .................................  150       153
     Wells Fargo Co. - notes
     6.625% due 07/15/04 .................................  175       177
                                                                   ------
                                                                    2,852

Brokerage & Investment Management - 1.0%
     Bear Stearns Co., Inc.
     7.625% due 02/01/05 .................................  250       256
     Lehman Brothers Holdings, Inc. - Notes
     8.5% due 05/01/07 ...................................  100       106
     Merrill Lynch & Co., Inc. - Notes
     8.0% due 06/01/07 ...................................  200       212
     Morgan Stanley, Discover & Co.
     6.875% due 03/01/07 .................................  100       101
                                                                   ------
                                                                      675

Business Services - 0.2%
     Electronic Data Systems Corp.
     7.125% due 10/15/09 .................................  100       104

Chemical - 0.9%
     Eastman Chemical - Debs.
     7.6% due 02/01/27 ...................................  150       136
     ICI Wilmington, Inc. - Debs.
     8.75% due 05/01/01 ..................................  300       301
     Morton International, Inc. - Debs.
     9.25% due 06/01/20 ..................................   40        46
     Rohm & Haas Co. - Notes
     7.4% due 07/15/09 ...................................   80        82
                                                                   ------
                                                                      565

Computer Equipment - 0.5%
     Hewlett - Packard Co. - Notes
     7.15% due 06/15/05 ..................................  200       207
     International Business Machines Corp. - Debs.
     7.0% due 10/30/25 ...................................  100        98
                                                                   ------
                                                                      305

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                         Par      Market
        Name of Issuer                                   Value     Value
                                                        (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Consumer Miscellaneous - 0.3%
     Fortune Brands, Inc. - Debs.
     7.875% due 01/15/23 ................................$  100    $   99
     United Utilities plc - Notes
     6.875% due 08/15/28 .................................. 100        84
                                                                   ------
                                                                      183

Cosmetic & Personal Care - 0.0%
     Procter & Gamble Co. - Debs.
     6.45% due 01/15/26 ................................... 100        96

Diversified Operations - 0.6%
     Diageo Capital plc
     6.125% due 08/15/05 .................................. 200       199
     Honeywell International, Inc. - Notes
     7.5% due 03/01/10 ....................................  75        81
     John Deere Capital Corp. - Notes
     6.0% due 02/15/09 ....................................  60        56
     Tyco International Group SA
     6.375% due 06/15/05 ..................................  80        80
                                                                   ------
                                                                      416

Electric Power - 1.4%
     CalEnergy Co., Inc. - Bonds
     8.48% due 09/15/28 ...................................  60        65
     Duke Energy Co. - 1st Ref. Mtg.
     6.75% due 08/01/25 ................................... 100        89
     Enersis SA - Notes
     6.9% due 12/01/06 ....................................  30        28
     Florida Power & Light Co.
     7.75% due 02/01/23 ...................................  50        49
     Niagara Mohawk Power Corp.
     7.75% due 10/01/08 ................................... 200       209
     Ontario Hydro - Local Govt. Gtd.
     6.1% due 01/30/08 .................................... 100       100
     Philadelphia Electric Co. - 1st Ref. Mtg.
     7.125% due 09/01/02 .................................. 100       101
     Tennessee Valley Authority
     6.75% due 11/01/25 ................................... 100       105
     Virginia Electric Power Co. - 1st Mtge.
     7.625% due 07/01/07 .................................. 150       156
                                                                   ------
                                                                      902

Financial Services - 3.1%
     Ameritech Capital Funding Corp.
     6.875% due 10/15/27 ..................................  60        56
     Associates Corp. of North America
     5.5% due 02/15/04 .................................... 175       171
     Citicorp Capital II
     8.015% due 02/15/27 .................................. 100        96
     Ford Capital B.V. - Debs.
     9.5% due 06/01/10 .................................... 150       169

Financial Services - Continued
     GATX Capital Corp. - Notes
     6.875% due 12/15/06 .................................. 100        94
     General Electric Capital Corp. - Debs.
     8.75% due 05/21/07 ................................... 250       282
     Goldman Sachs Group, Inc. - Notes
     7.35% due 10/01/09 ................................... 100       102
     Hartford Financial Services Group - Sr. Notes
     7.75% due 06/15/05 ................................... 150       158
     KFW International Finance - Debs.
     9.125% due 05/15/01 .................................. 300       303
     Morgan Stanley, Dean Witter, Discover & Co. -
       Notes
     6.875% due 03/01/03 .................................. 200       202
     Newcourt Credit Group, Inc. Ser. B
     6.875% due 02/16/05 .................................. 100        99
     Qwest Capital Funding - 144A (a)
     7.9% due 08/15/10 ....................................  90        92
     Sumitomo Bank International Finance NV -
     Notes
     8.5% due 06/15/09 .................................... 100       107
     Washington Mutual Capital I
     8.375% due 06/01/27 ..................................  60        56
                                                                   ------
                                                                    1,987

Food, Beverage & Tobacco - 1.3%
     Archer Daniels Midland Co. - Notes
     6.25% due 05/15/03 ................................... 275       275
     Coca-Cola Enterprises, Inc. - Debs.
     8.5% due 02/01/22 .................................... 100       115
     Conagra, Inc. - Debs.
     9.75% due 03/01/21 ...................................  75        91
     Pepsi Bottling Group, Inc. - Sr.
     Notes Ser. B
     7.0% due 03/01/29 .................................... 100        99
     Philip Morris Cos., Inc. - Debs.
     8.25% due 10/15/03 ................................... 100       103
     SUPERVALU, Inc. - Notes
     7.625% due 09/15/04 .................................. 150       153
                                                                   ------
                                                                      836

Foreign Governmental - 2.5%
     Government of New Zealand - Debs.
     8.75% due 12/15/06 ................................... 120       135
     Hydro-Quebec
     8.4% due 01/15/22 .................................... 100       115
     Kingdom of Sweden - Debs.
     12.0% due 02/01/10 ...................................  75       103
     Malaysia - Bonds
     8.75% due 06/01/09 ...................................  50        54
     Province of Manitoba - Debs.
     6.875% due 09/15/02 .................................. 200       203
     Province of Newfoundland - Debs.
     9.0% due 10/15/21 ....................................  60        71

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                           Par      Market
          Name of Issuer                                  Value     Value
                                                         (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Foreign Governmental - Continued
     Province of Ontario
     8.0% due 10/17/01 ................................. $  200   $   203
     Province of Quebec - Debs.
     7.5% due 07/15/23 .................................    100       106
     Republic of Greece - Notes
     6.95% due 03/04/08 ................................    150       156
     Republic of Korea
     8.75% due 04/15/03 ................................     85        88
     8.875% due 04/15/08 ...............................    100       108
     Spain Kingdom
     7.0% due 07/19/05 .................................    250       261
                                                                 --------
                                                                    1,603

Health Care Products - 0.1%
     Eli Lilly & Co. - Notes
     7.125% due 06/01/25 ...............................     80        82

Insurance - 0.7%
     Aetna Inc.
     7.625% due 08/15/26 ...............................    100        98
     ALL STATE Corp.
     7.2% due 12/01/09 .................................    150       154
     Hartford Life, Inc. Debs.
     7.65% due 06/15/27 ................................     50        51
     Torchmark, Inc. - Debs.
     8.25% due 08/15/09 ................................    100       106
     Travelers Property Casualty Corp. -
     Sr. Notes
     7.75% due 04/15/26 ................................     50        51
                                                                 --------
                                                                      460

Machinery - 0.4%
     Caterpillar, Inc. - Debs.
     8.0% due 02/15/23 .................................     50        53
     Reliance Electric Co. - Notes
     6.8% due 04/15/03 .................................    200       205
                                                                 --------
                                                                      258

Media - TV / Radio - 0.8%
     News America Holdings, Inc. - Debs.
     7.7% due 10/30/25 .................................    100        91
     TCI Communciations, Inc. - Sr. Notes
     7.125% due 02/15/28 ...............................     70        62
     The Walt Disney Co. - Sr. Notes
     6.75% due 03/30/06 ................................    200       206
     Time Warner Entertainment, Inc. - Sr.
     Notes
     8.375% due 07/15/33 ...............................    100       109
     Viacom, Inc.
     7.875% due 07/30/30 ...............................     50        51
                                                                 --------
                                                                      519

Metals & Mining - 0.3%
     Noranda, Inc. - Debs.
     7.0% due 07/15/05 .................................    200       195


Natural Gas Distribution - 0.4%
     Enron Corp. - Notes
     6.75% due 09/15/04 ................................    100       101
     Pacific Gas & Electric Co.
     6.75% due 10/01/23 ................................     50        34
     Tennessee Gas Pipeline - Bonds
     7.5% due 04/01/17 .................................    100       100
                                                                 --------
                                                                      235

Oil - 0.5%
     Atlantic Richfield Co. (ARCO) - Notes
     5.55% due 04/15/03 ................................     75        75
     Conoco, Inc. - Sr. Notes
     6.95% due 04/15/29 ................................     90        88
     Occidental Petroleum Corp. - Debs.
     7.2% due 04/01/28 .................................     40        38
     Tosco Corp. - Notes
     7.625% due 05/15/06 ...............................    115       120
                                                                 --------
                                                                      321

Oil & Natural Gas Exploration & Production - 0.6%
     Burlington Resources, Inc - Debs.
     9.125% due 10/01/21 ...............................     90       106
     Norsk Hydro A/S
     7.25% due 09/23/27 ................................     75        72
     Phillips Petroleum Co. - Debs.
     6.65% due 07/15/18 ................................     50        47
     Trans-Canada Pipelines
     7.7% due 06/15/29 .................................    100       100
     Union Oil Co. of California
     7.5% due 02/15/29 .................................     60        60
                                                                 --------
                                                                      385

Oil - Equipment & Service - 0.4%
     Coastal Corp. - Debs.
     6.5% due 06/01/08 .................................    100        97
     Petroleum-Geo Services ASA - Sr. Notes
     6.625% due 03/30/08 ...............................    175       163
                                                                 --------
                                                                      260

Paper & Forest Products - 0.3%
     Bowater, Inc. - Debs.
     9.0% due 08/01/09 .................................    100       106
     Champion International Corp. - Debs.
     7.35% due 11/01/25 ................................     50        47
     Westvaco Corp. - Notes
     7.1% due 11/15/09 .................................     35        34
                                                                 --------
                                                                      187

Personal & Commercial Lending - 3.9%
     Aristar, Inc. - Sr. Notes
     6.5% due 11/15/03 .................................    200       199

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                           Par     Market
          Name of Issuer                                  Value     Value
                                                         (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Personal & Commercial Lending - Continued
     CitiFinacial Credit Co. - Notes
     5.9% due 09/01/03 .................................  $ 150  $    149
     Ford Motor Co. - Bonds
     6.625% due 02/15/28 ...............................     50        42
     Ford Motor Credit Co.
     6.125% due 01/09/06 ...............................    300       289
     Ford Motor Credit Co. - Sr. Notes
     5.75% due 02/23/04 ................................    800       774
     General Motors Acceptance Corp.
     5.85% due 01/14/09 ................................    250       229
     General Motors Acceptance Corp. - Notes
     9.625% due 12/15/01 ...............................    350       361
     Household Finance Corp. - Notes
     6.5% due 11/15/08 .................................    280       269
     Toyota Motor Credit Corp. - Notes
     5.5% due 12/15/08 .................................     60        56
     U.S. West Capital Funding , Inc.
     6.5% due 11/15/18 .................................    150       130
                                                                 --------
                                                                    2,498

Real Estate Investment Trust - 0.0%
     Spieker Properties, Inc. - Debs.
     7.5% due 10/01/27 .................................     40        36

Retail - Department Stores - 0.5%
     Dayton Hudson Corp. - Debs.
     6.75% due 01/01/28 ................................     25        23
     Gap, Inc. - Notes
     6.9% due 09/15/07 .................................    100        96
     Wal Mart Stores, Inc.
     6.875% due 08/10/09 ...............................    100       104
     Wal-Mart Stores, Inc. - Debs.
     6.75% due 10/15/23 ................................    100       101
                                                                 --------
                                                                      324

Retail - Food - 0.4%
     Albertson's, Inc. - Notes
     6.625% due 06/01/28 ...............................     50        41
     McDonald's Corp. - Sub. Debs.
     7.31% due 09/15/27 ................................     60        58
     Safeway, Inc.
     7.25% due 09/15/04 ................................    150       154
                                                                 --------
                                                                      253

Telecommunication Equipment - 0.3%
     GTE Corp. - Debs.
     6.94% due 04/15/28 ................................    100        93
     Lucent Technologies, Inc. - Debs.
     6.5% due 01/15/28 .................................     50        34
     Lucent Technologies, Inc. - Notes
     7.25% due 07/15/06 ................................    100        93
                                                                 --------
                                                                      220

Telecommunication Services - 0.9%
     AT&T Canada, Inc. - Sr. Notes
     7.65% due 09/15/06 ................................    150       147
     Bell Canada
     7.75% due 04/01/06 ................................    125       130
     BellSouth Telecommunications, Inc. - Debs.
     7.0% due 10/01/25 .................................    100        95
     Deutsche Telekom International Finance
     8.25% due 06/15/30 ................................    100        99
     Vodafone Group plc
     7.75% due 02/15/10 ................................    100       104
                                                                 --------
                                                                      575

Telephone - 1.6%
     ALLTEL Corp. - Sr. Notes
     7.6% due 04/01/09 .................................    100       101
     AT&T Corp. - Notes
     6.0% due 03/15/09 .................................    200       178
     6.5% due 03/15/29 .................................     60        48
     Comcast Cable Communications - Notes
     8.875% due 05/01/17 ...............................     75        83
     MCI Worldcom, Inc. - Sr. Notes
     6.4% due 08/15/05 .................................    200       192
     New York Telephone Co. - Debs.
     7.25% due 02/15/24 ................................    100        93
     SBC Communications Capital Corp. - Debs.
     5.875% due 06/01/03 ...............................    100        99
     South Carolina Electric & Gas - 1st Mtge.
     7.5% due 06/15/23 .................................    100        97
     Sprint Capital Corp.
     6.875% due 11/15/28 ...............................    150       120
                                                                 --------
                                                                    1,011

Transportation Services - 1.0%
     American Airlines, Inc. - Pass Through
      Certificates
     7.024% due 04/15/11 ................................    60        61
     Burlington Northern Railroad Company
     6.125% due 03/15/09 ................................   150       144
     CSX Corp. - Debs.
     7.45% due 05/01/07 .................................   125       128
     Delta Air Lines, Inc. - Debs.
     10.375% due 12/15/22 ...............................   100       107
     Norfolk Southern Corp. - Notes
     7.35% due 05/15/07 .................................   125       128
     Union Pacific Corp. - Debs.
     6.625% due 02/01/29 ................................    85        77
                                                                 --------
                                                                      645

U.S. Government Agencies - 23.2%
     Federal Home Loan Bank - Bonds
     5.58% due 08/17/01 .................................   300       299
     6.75% due 02/15/02 ................................. 1,600     1,627
     7.1% due 04/10/07 ..................................   500       532

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                          Par       Market
          Name of Issuer                                 Value      Value
                                                        (000's)    (000's)

PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - Continued
     Federal Home Loan Bank Disc. Corp. - Sr.
       Notes
     5.8% due 09/02/08 ................................  $  225    $  223
     Federal Home Loan Mortgage Corp.
     5.125% due 10/15/08 ..............................     400       379
     6.625% due 09/15/09 ..............................   1,000     1,042
     7.0% due 07/15/05 ................................     500       525
     Federal Home Loan Mortgage Corp. - Notes
     5.75% due 04/15/08 ...............................     750       742
     5.75% due 07/15/03 ...............................     800       802
     6.3% due 06/01/04 ................................     300       299
     6.875% due 01/15/05 ..............................     150       156
     Federal National Mortgage Assoc.
     5.125% due 02/13/04 ..............................     230       227
     6.375% due 06/15/09 ..............................     600       615
     Federal National Mortgage Assoc. - Bonds
     6.25% due 05/15/29 ...............................     465       467
     Federal National Mortgage Assoc. - Notes
     4.75% due 11/14/03 ...............................     175       171
     5.375% due 03/15/02 ..............................     450       448
     5.625% due 05/14/04 ..............................   1,100     1,098
     5.875% due 04/23/04 ..............................     300       296
     6.0% due 05/15/08 ................................     340       341
     6.19% due 02/19/09 ...............................     120       117
     6.5% due 04/29/09 ................................     200       199
     7.125% due 03/15/07 ..............................     525       560
     7.125% due 01/15/30 ..............................     359       402
     Financing Corp. - Bonds
     8.6% due 09/26/19 ................................     150       188
     U.S. Treasury - Bonds
     9.0% due 11/15/18 ................................   1,000     1,387
     9.125% due 05/15/09 ..............................     750       834
     U.S. Treasury - Notes
     5.75% due 10/31/02 ...............................   1,000     1,009
                                                                 --------
                                                                   14,985
U.S. Governmental - 41.0%
     U.S. Treasury - Notes
     6.625% due 04/30/02 ..............................     750       761
     U.S. Treasury - Bonds
     5.5% due 08/15/28 ................................   2,175     2,157
     6.5% due 11/15/26 ................................     185       208
     6.75% due 08/15/26 ...............................     775       897
     8.125% due 08/15/21 ..............................   1,100     1,438
     8.75% due 05/15/17 ...............................   1,265     1,699
     8.75% due 08/15/20 ...............................   2,000     2,747
     9.25% due 02/15/16 ...............................     550       760
     10.75% due 08/15/05...............................     600       736
     11.125% due 08/15/03..............................   2,000     2,285
     11.25% due 02/15/15...............................     260       406
     11.75% due 02/15/10...............................     250       308
     11.75% due 11/15/14...............................     465       674
     U.S. Treasury - Notes
     5.625% due 05/15/08...............................   1,200     1,231
     5.75% due 04/30/03................................   2,000     2,027
     5.875% due 11/15/05...............................   1,400     1,448
     6.375% due 08/15/02...............................     960       976
     6.5% due 05/31/02.................................   1,600     1,624
     6.75% due 05/15/05................................     300       320
     7.5% due 11/15/01.................................   1,000     1,016
     7.5% due 05/15/02.................................     450       462
     7.875% due 11/15/04...............................   2,000     2,190
     United Mexican States - Notes
     9.875% due 02/01/10...............................     220       237
                                                                 --------
                                                                   26,607
                                                                 --------
                           TOTAL PUBLICLY-TRADED BONDS-    96.5%   62,473


SHORT-TERM INVESTMENTS - 1.8%

Investment in joint trading account (Note B)
     6.695% due 01/02/01...............................   1,166     1,167
                                                        -------  --------
                                     TOTAL INVESTMENTS-    98.3%   63,640
                   Cash and Receivables, less payables-     1.7%    1,128
                                                        -------  --------
                                            NET ASSETS-   100.0%   64,768

See notes to financial statements.
(a) Pursuant to Rule 144A (a) under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, securities aggregated $92 or 0.14% of net assets of the Portfolio.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
LARGE CAP AGGRESSIVE GROWTH FUND


                                                                    Market
          Name of Issuer                                 Shares     Value
                                                                   (000's)
COMMON STOCK

Aerospace & Defense - 4.6%
     Honeywell International, Inc. ....................  25,800   $ 1,221

Brokerage & Investment Management - 2.6%
     Goldman Sachs Group, Inc. ........................     100        11
     Merrill Lynch & Co., Inc. ........................   4,200       287
     Morgan Stanley, Dean Witter, Discover & Co. ......   4,900       388
                                                                  -------
                                                                      686

Business Services - 0.4%
     i2 Technologies, Inc. * ..........................   2,000       109

Computer Equipment - 3.2%
     Intel Corp. ......................................  11,100       334
     Juniper Networks, Inc. * .........................   1,400       176
     VERITAS Software Corp. * .........................   3,600       315
                                                                  -------
                                                                      825

Computer Software & Services - 9.0%
     BEA Systems, Inc. ................................   2,100       141
     EMC Corp. * ......................................  18,300     1,217
     Microsoft Corp. ..................................   4,900       213
     Oracle Corp. * ...................................  17,900       520
     Sun Microsystems, Inc. * .........................   9,800       273
                                                                  -------
                                                                    2,364

Cosmetic & Personal Care - 1.6%
     Colgate-Palmolive Co. ............................   6,200       400

Diversified Operations - 6.9%
     Corning, Inc. ....................................   3,300       174
     General Electric Co. .............................   3,800       182
     Tyco International, Ltd. .........................  25,900     1,438
                                                                  -------
                                                                    1,794

Electronic Products & Services - 10.4%
     Applied Materials, Inc. * ........................   9,700       371
     Applied Micro Circuits Corp. * ...................   2,394       180
     Cisco Systems, Inc. * ............................  38,700     1,480
     Micron Technology, Inc. * ........................   5,800       206
     PMC-Sierra, Inc. * ...............................   2,000       157
     SDL, Inc. * ......................................     900       133
     Solectron Corp. * ................................   5,600       190
                                                                  -------
                                                                    2,717

Financial Services - 9.3%
     Citigroup, Inc. ..................................  31,308     1,599
     Household International, Inc. ....................   7,200       396
     Jersey Puerto Morgan Chase & Co. .................   9,600       436
                                                                  -------
                                                                    2,431

Health Care Products - 13.7%
     Human Genome Sciences, Inc. * ....................   4,800       333
     Medtronic, Inc. ..................................   5,900       356
     Pfizer, Inc. .....................................  33,200     1,527
     Pharmacia Corp. ..................................   6,900       421
     Schering-Plough Corp. ............................  16,500       936
                                                                  -------
                                                                    3,573

Insurance - 0.9%
     American International Group, Inc. ...............   2,600       256

Media - Publishing - 2.8%
     AT&T Corp. - Liberty Media Group - Cl. A * .......  54,100       734


Media - TV / Radio - 7.1%
     Time Warner, Inc. ................................  25,900     1,353
     Viacom, Inc. - Cl. B * ...........................  11,299       528
                                                                  -------
                                                                    1,881

Personal & Commercial Lending - 4.1%
     MBNA Corp. .......................................  29,300     1,082

Retail - Department Stores - 5.2%
     Home Depot, Inc. .................................  17,200       786
     Kohl's Corp. .....................................   9,500       579
                                                                  -------
                                                                    1,365

Retail - Drug Stores - 1.2%
     Walgreen Co. .....................................   7,600       318

Telecommunication Equipment - 7.8%
     Nokia Oyj - ADR ..................................  33,200     1,444
     Nortel Networks Corp. ............................  17,100       548
     TyCom, Ltd. ......................................   2,700        61
                                                                  -------
                                                                    2,053

Telecommunication Services - 3.0%
     Vodafone Group plc ..............................   22,500       806

Telephone - 1.4%
     AT&T Wireless Group * ...........................   22,600       391

U.S. Government Agencies - 2.3%
     Federal Home Loan Mortgage Corp. ................    8,700       599
                                                                  -------
                                   TOTAL COMMON STOCK-     97.5%   25,605

                                                           Par
                                                          Value
                                                         (000's)
COMMERCIAL PAPER - 4.3%
   Prudential Funding Corp. ..........................
      6.54% due 01/04/01 .............................   $1,122     1,122
                                                        -------   -------
                                    TOTAL INVESTMENTS-    101.8%   26,727
                  Payables, less cash and receivables-     (1.8)%    (483)
                                                        -------   -------
                                           NET ASSETS-    100.0%   26,244
                                                        =======   =======
* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                    Market
          Name of Issuer                                 Shares     Value
                                                                   (000's)
COMMON STOCK

Aerospace & Defense - 0.5%
     GenCorp, Inc. .....................................  2,600    $   25
     HEICO Corp. .......................................  1,200        19
     Kaman Corp. - Cl. A ...............................  1,600        27
     Teledyne Technologies, Inc. * .....................  1,000        24
     The Titan Corp. * .................................  1,000        16
                                                                   ------
                                                                      111

Agricultural Operations - 0.1%
     Agribrands International, Inc. * ..................    600        32

Auto & Truck Parts - 1.5%
     Autoliv, Inc. .....................................  1,400        22
     AutoZone, Inc. * ..................................  1,300        37
     B.F. Goodrich Co. .................................  1,300        47
     Bandag, Inc. ......................................    800        33
     Cummins Engine Company, Inc. ......................  1,300        49
     Lear Corp. * ......................................  1,600        40
     Navistar International Corp., Inc. - Cl. B ........  1,800        47
     Superior Industries International, Inc. ...........  1,000        32
     Visteon Corp. * ...................................  1,500        17
                                                                   ------
                                                                      324

Automobile - 0.2%
     Oshkosh Truck Corp. ...............................    900        40

Bank - 6.0%
     BancorpSouth, Inc. ................................    675         8
     Bancwest Corp. ....................................  4,500       118
     Banknorth Group, Inc. .............................  1,725        34
     Capitol Federal Financial .........................  2,000        34
     Cathay Bancorp, Inc. ..............................  1,000        59
     City National Corp. ...............................  1,900        74
     Commerce Bancshares, Inc. .........................  1,680        72
     CORUS Bankshares, Inc. ............................  1,500        74
     Cullen/Frost Bankers, Inc. ........................  2,800       117
     Dime Bancorp, Inc. ................................  2,200        65
     Downey Financial Corp. ............................  1,800        99
     F & M National Corp. ..............................  1,000        26
     First Citizens BancShares, Inc. - Cl. A ...........    300        24
     First Sentinel Bancorp, Inc. ......................  1,400        16
     First Virginia Banks, Inc. ........................  1,300        62
     GBC Bancorp. ......................................    800        31
     Hancock Holding Co. ...............................  1,300        50
     Hibernia Corp. - Cl. A ............................  1,800        23
     Imperial Bancorp * ................................  2,700        71
     Mercantile Bankshares Corp. .......................  2,400       104
     Net.B@nk, Inc. * ..................................    500         3
     North Fork Bancorporation, Inc. ...................  1,100        27
     OceanFirst Financial Corp. ........................  1,300        32
     Omega Financial Corp. .............................    600        16
     Silicon Valley Bancshares * .......................  1,400        48
     United Community Financial Corp. ..................  1,900        13
                                                                   ------
                                                                    1,300

Brokerage & Investment Management - 1.6%
     A.G. Edwards, Inc. ................................  1,800        85
     Affiliated Managers Group, Inc. * .................  1,200        66
     Jefferies Group, Inc. .............................  1,800        56
     John Nuveen Co. - Cl. A ...........................  1,300        75
     Raymond James Financial, Inc. .....................  1,500        52
     Southwest Securities Group, Inc. ..................    760        20
                                                                   ------
                                                                      354

Business Services - 1.2%
     Comdisco, Inc. ....................................  2,200        25
     DiamondCluster, Inc. * ............................    900        28
     Express Scripts, Inc. - Cl. A * ...................    500        51
     Forrester Research, Inc. * ........................    500        25
     Harris Corp. ......................................  1,100        34
     Heidrick & Struggles International,  Inc. .........    900        38
     Manpower, Inc. ....................................  1,300        49
                                                                   ------
                                                                      250

Chemical - 2.2%
     Albemarle Corp. ...................................  2,200        54
     Arch Chemicals, Inc. ..............................  1,300        23
     Ashland, Inc. .....................................  2,800       100
     Cabot Corp. .......................................  1,600        42
     ChemFirst, Inc. ...................................  1,200        26
     Crompton Corp. ....................................  1,300        14
     Cytec Industries, Inc. * ..........................  1,100        44
     Eastman Chemical Co. ..............................  1,600        78
     IMC Global, Inc. ..................................  1,200        19
     Lubrizol Corp. ....................................  1,500        39
     Millennium Chemicals, Inc. ........................  1,300        24
     W.R. Grace & Co. ..................................  2,900         9
                                                                   ------
                                                                      472

Commercial Services - 3.4%
     ACNielson Corp. * .................................  1,100        40
     ADVO, Inc. ........................................  1,300        58
     Brady Corp. - Cl. A ...............................    900        30
     CSG Systems International, Inc. * .................    600        28
     Data Broadcasting Corp. * .........................    900         3
     F.Y.I., Inc. * ....................................    800        30
     Fair Issac & Co., Inc. ............................    900        46
     Identix, Inc. * ...................................    400         3
     Informix Corp. * ..................................  3,150         9
     Lamar Advertising Co. * ...........................    800        31
     Macrovision Corp. * ...............................    400        30
     MarchFirst, Inc. * ................................  2,732         4
     Paxar Corp. * .....................................  1,500        15
     Plexus Corp. * ....................................    600        18
     Power One, Inc. * .................................    500        20
     Quanta Services, Inc. * ...........................  1,350        44
     R.R. Donnelley & Sons Co. .........................  1,700        46
     RENT A CAR * ......................................  2,000        69
     Standard Register Co. .............................  1,500        21
     Steelcase, Inc. - Cl. A ...........................  3,700        51

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                       Market
           Name of Issuer                     Shares    Value
                                                       (000's)
   COMMON STOCK - Continued

   Commercial Sevices - Continued
     Sybase, Inc. * ........................   2,100   $     42
     Sylvan Learning Systems, Inc. * .......   1,300         19
     TeleTech Holdings, Inc. * .............   1,700         31
     True North Communications .............   1,000         43
     Wackenhut Corp. - Cl. A ...............     600          8
                                                       --------
                                                            739

   Computer Equipment - 1.3%
     Cerner Corp. * ........................     800         37
     Diebold, Inc. .........................   1,400         47
     Extreme Networks, Inc. * ..............     600         23
     InFocus Corp. * .......................     800         12
     Intergraph Corp. ......................     600          4
     Mentor Graphics Corp. * ...............   1,700         47
     Predictive Systems, Inc. * ............   1,900         13
     Quantum Corp. - DLT & Storage * .......   1,400         19
     SanDisk Corp. * .......................     900         25
     Silicon Storage Technology, Inc. * ....   1,100         13
     Tech Data Corp. * .....................   1,600         43
                                                       --------
                                                            283

   Computer Software & Services - 7.1%
     About.com, Inc. * .....................     100          3
     Actuate Software Corp .................     700         13
     Acxiom Corp. * ........................   1,400         55
     Advent Software, Inc. * ...............     400         16
     Affiliated Computer Services, Inc. -
      Cl. A ................................    *800         49
     Agile Software Corp. * ................     300         15
     Art Technology Group, Inc. * ..........     600         18
     Aspen Technologies, Inc. * ............     400         13
     Autodesk, Inc .........................     700         19
     Avant! Corp. * ........................   1,600         29
     Avocent Corporation * .................     700         19
     Barra, Inc. * .........................   1,050         49
     Black Box Corp. * .....................     400         19
     Broadbase Software, Inc. * ............     600          4
     CacheFlow, Inc. * .....................     200          3
     Cadence Design Systems, Inc. * ........   2,600         71
     Ceridian Corp. * ......................   1,300         26
     CheckFree Corp ........................     600         26
     Clarent Corp. * .......................     400          5
     CNET Networks, Inc ....................   1,100         18
     Cognizant Technology Solutions Corp ...     500         18
     Critical Path, Inc. * .................     600         18
     Digex, Inc. * .........................     400          9
     Digital Insight Corp. * ...............     400          7
     Digital Island, Inc. * ................     800          3
     Documentum, Inc. * ....................     500         25
     E.piphany, Inc. * .....................     800         43
     EarthLink, Inc. * .....................     761          4
     Echelon Corp. * .......................     300          5
     F5 Networks, Inc. * ...................     100          1
     FileNet Corp. * .......................   1,000         27
     Frontline Capital Group ...............     100          1
     go.com * ..............................     530          2
     GTECH Holdings Corporation ............   1,800         37
     IGATE Capital Corp. ...................     900          3
     Informatica Corporation * .............     600         24
     Interliant, Inc .......................     300          1
     Internap Network Services Corp. * .....   1,000          7
     Internet Security System, Inc .........     300         24
     Internet.com Corp. * ..................     200          1
     Intertrust Technologies Corp. * .......     800          3
     Interwoven, Inc. * ....................     400         26
     Intranet Solutions, Inc. * ............     200         10
     Kana Communications, Inc. * ...........   1,000         12
     Keynote Systems, Inc. * ...............     400          6
     Liberate Technologies, Inc. * .........     700         10
     LookSmart, Ltd. * .....................     500          1
     Macromedia, Inc. * ....................     600         36
     Manugistics Group, Inc. * .............     400         23
     Micromuse, Inc. * .....................     600         36
     Multex.com, Inc. * ....................     300          4
     National Data Corp. ...................   1,100         40
     NCR Corp. * ...........................   1,600         79
     Netegrity, Inc. * .....................     300         16
     NetIQ Corp. * .........................     500         44
     Network Associates, Inc. ..............   1,700          7
     NorthPoint Communications Group, Inc. *     700          0
     Nuance Communications .................     100          4
     NVIDIA Corp. * ........................     600         20
     Packeteer, Inc. * .....................     400          5
     Parametric Technology Corp. * .........   2,000         27
     PC-Tel, Inc. * ........................     200          2
     Peoplesoft, Inc .......................   2,000         74
     Peregrine Systems, Inc. * .............   2,000         39
     Proxicom, Inc. * ......................     400          2
     PurchasePro.com, Inc. * ...............     300          5
     Quest Software, Inc. * ................     400         11
     Radiant Systems, Inc. * ...............   1,100         23
     Rainbow Technologies, Inc. * ..........   1,500         24
     Red Hat, Inc. * .......................     800          5
     Retek, Inc. * .........................     545         13
     Rhythms NetConnections, Inc. * ........     600          1
     RSA Security, Inc. * ..................     400         21
     Safeguard Scientifics, Inc. * .........   1,300          9
     Scient Corp. * ........................     500          2
     SCM Microsystems, Inc. * ..............     200          7
     Secure Computing Corp. * ..............     300          3
     SonicWall, Inc. * .....................     300          5
     Symantec Corp. * ......................   1,200         40
     Synopsys, Inc. * ......................     400         19
     THQ, Inc. * ...........................   1,200         29
     Trizetto Group, Inc. * ................     100          2
     Unigraphics Solutions, Inc. * .........   1,100         18
     Verity, Inc. * ........................     400         10
     VerticalNet, Inc. * ...................   1,200          8
     Viant Corp. * .........................     600          2

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                          Market
            Name of Issuer                     Shares      Value
                                                          (000's)
   COMMON STOCK - Continued
   Computer Software & Services - Continued
     WatchGuard Technologies, Inc. ..........    200  $       6
     webMethods, Inc. * .....................    205         18
     WebTrends Corp. * ......................    500         14
                                                       --------
                                                          1,551

   Construction - 1.1%
     Centex Construction Products, Inc. .....  1,300         36
     Dain Rauscher Corp. ....................    400         38
     Dycom Industries, Inc. * ...............    700         25
     EMCOR Group, Inc. * ....................    800         20
     Hughes Supply, Inc. ....................  1,600         29
     NVR, Inc. * ............................    600         74
     USG Corp. * ............................  1,300         29
                                                       --------
                                                            251

   Consumer Miscellaneous - 1.5%
     Briggs & Stratton Corp. ................  1,200         53
     Concord Camera Corp. * .................    900         15
     GoTo.com, Inc. * .......................    300          2
     Harman International Industries, Inc. ..    800         29
     Herbalife International, Inc. - Cl. A ..  1,100          8
     Ingram Micro, Inc. - Cl. A * ...........  2,200         25
     JAKKS Pacific , Inc ....................  2,300         21
     Learning Tree International, Inc. * ....    400         20
     Nu Skin Enterprises, Inc. - Cl. A * ....  2,800         15
     SCP Pool Corp. * .......................    800         24
     Sherwin-Williams Co. ...................  2,000         53
     Toro Co. ...............................  1,600         59
                                                       --------
                                                            324

   Container - 0.3%
     Bemis Co., Inc. ........................  1,600         54

   Cosmetic & Personal Care - 0.3%
     Alberto-Culver Co. - Cl. B .............  1,500         64

   Diversified Operations - 1.9%
     A.O. Smith Corp. .......................  1,300         22
     Actuant Corp. - Cl. A * ................    900          3
     Chemed Corp. ...........................    600         20
     Coherent, Inc. * .......................  1,100         36
     GenTek, Inc. ...........................  1,300         22
     Harsco Corp. ...........................  1,500         37
     Henry Schein, Inc. * ...................  1,900         66
     Intermune Pharmaceuticals * ............    500         22
     ITT Industries, Inc. ...................  2,300         89
     Pall Corp. .............................  1,400         30
     Reynolds & Reynolds Co. - Cl. A ........  1,500         30
     Trinity Industries, Inc. ...............  1,400         35
                                                       --------
                                                            412

   Electric Power - 4.9%
     Allegheny Energy, Inc. .................  2,700        130
     CMS Energy Corp. .......................  2,000         63
     El Paso Electric Company ...............  2,500         33
     Energy East Corp. ......................  5,900        116
     NiSource, Inc ..........................  1,800         55
     NRG Energy, Inc. * .....................  3,200         89
     Pinnacle West Capital Corp. ............  2,500        119
     PPL Corp ...............................  3,200        145
     Public Service Co. of New Mexico .......  2,700         73
     Puget Sound Energy, Inc. ...............  3,200         89
     RGS Energy Group, Inc. .................  3,500        114
     UtiliCorp United, Inc. .................  1,100         34
                                                       --------
                                                          1,060

   Electrical Equipment - 0.6%
     Anixter International, Inc. ............  2,000         43
     C&D Technologies, Inc. .................    700         30
     Genlyte Corp. (The) * ..................  1,300         31
     Littelfuse, Inc. * .....................    900         26
                                                      ---------
                                                            130

   Electronic Products & Services - 6.6%
     Actel Corp. * ..........................    700         17
     Aeroflex, Inc. * .......................    800         23
     Alliance Semiconductor Corp. * .........    800          9
     Alliant Energy Corp. ...................  1,700         54
     Alpha Industries, Inc. .................    500         19
     Amphenol Corp. - Cl. A * ...............    800         31
     Anadigics, Inc. * ......................    650         11
     Anaren Micro Circuits, Inc. ............    400         27
     Arrow Electronics, Inc. * ..............  2,100         60
     Asyst Technologies, Inc. * .............  1,000         13
     Audiovox Corp. - Cl. A * ...............  1,200         11
     Avnet, Inc. ............................  2,000         43
     Ball Corp. .............................  1,700         78
     Benchmark Electronics, Inc. * ..........    600         14
     Brooks Automation, Inc. * ..............    700         20
     Cabot Microelectronics Corp. ...........    364         19
     Checkpoint Systems, Inc. * .............    600          5
     Cirrus Logic, Inc. * ...................  1,300         24
     Cognex Corp. * .........................    600         13
     Credence Systems Corp. * ...............  1,300         30
     Cree, Inc. * ...........................    800         28
     CyberOptics Corp. ......................    900         15
     Cymer, Inc. * ..........................    900         23
     Cytyc Corp. * ..........................    600         38
     Dallas Semiconductor Corp. .............  1,300         33
     DSP Group, Inc. * ......................    500         11
     Elantec Semiconductor, Inc. * ..........    500         14
     Electro Scientific Industries, Inc. * ..    600         17
     Emulex Corp. * .........................    600         48
     Entrust Technologies, Inc. .............    600          8
     Exar, Corp. * ..........................    800         25
     FEI Company * ..........................    600         14
     General Semiconductor, Inc. ............    600          4
     II-VI, Inc. * ..........................  1,000         15
     Intersil Holding Corp. * ...............    900         21
     Kemet Corp. * ..........................  2,400         36

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                          Market
            Name of Issuer                    Shares       Value
                                                          (000's)
   COMMON STOCK - Continued

   Electronic Products & Services - Continued
     Kent Electronics Corp. * ..............   1,100  $      18
     Lam Research Corp. * ..................   1,600         23
     Lattice Semiconductor Corp. * .........   1,500         28
     LTX Corp. * ...........................     800         10
     Mattson Technology, Inc. * ............   1,200         12
     MIPS Technologies, Inc. - Cl.A * ......     600         16
     Molecular Devices, Corp. * ............     300         21
     Moog, Inc. - Cl. A * ..................   1,000         29
     Newport Corp. .........................     400         31
     PerkinElmer, Inc. .....................     500         53
     QLogic Corp. * ........................     900         69
     Sawtek, Inc. * ........................     300         14
     Sensormatic Electronics Corp. * .......   1,200         24
     Silicon Valley Group, Inc. * ..........   1,700         49
     Technitrol, Inc. ......................     400         16
     Tektronix, Inc. .......................   1,400         47
     Three-Five Systems, Inc. * ............     500          9
     TranSwitch Corp. * ....................     900         35
     Trimble Navigation, Ltd. * ............     300          7
     Ultimate Electronics, Inc. ............     600         13
     Vicor Corp. * .........................     600         18
     Virata, Corp. * .......................     400          4
     Woodhead Industries, Inc. .............   1,300         26
                                                      ---------
                                                          1,443

   Financial Services - 2.0%
     Advanta Corp. - Cl. A .................   1,600         14
     AmeriCredit Corp. * ...................   1,800         49
     Ameritrade Holding Corporation * ......     800          6
     BlackRock, Inc. * .....................   1,100         46
     First Tennessee National Corp. ........   1,700         49
     Frontier Financial Corp. ..............   1,000         25
     GreenPoint Financial Corp. ............   3,200        131
     Heller Financial, Inc. ................   1,600         49
     Rollins Truck Leasing Corp. ...........   1,500         12
     S1 Corp. * ............................     400          2
     UIL Holding Corp. .....................   1,300         65
                                                      ---------
                                                            448

   Food, Beverage & Tobacco - 3.3%
     Brown-Forman Corp. - Cl. B ............   2,400        160
     Constellation Brands, Inc. - Cl. A * ..     900         53
     Corn Products International, Inc. .....   1,200         35
     Fleming Cos., Inc. ....................   1,300         15
     IBP, Inc. .............................   1,000         27
     J.M. Smucker Co. ......................   1,300         36
     NBTY, Inc. * ..........................   1,400          7
     Pepsi Bottling Group, Inc. ............   2,100         84
     Pilgrims Pride Corp. - Cl. B ..........   1,300         10
     R.J. Reynolds Tobacco Holdings,
       Inc. * ..............................   2,800        136
     Robert Mondavi Corp. - Cl. A * ........     800         43
     Sensient Technologies Corp. ...........   1,600         36
     Suiza Foods Corp. * ...................   1,000         48
     SUPERVALU, Inc. .......................   1,700         24
                                                      ---------
                                                            714

   Foreign Governmental - 0.1%
     Interface, Inc. .......................   2,100         18

   Health Care Products - 7.0%
     Abgenix, Inc. * .......................   1,100         65
     Alpharma, Inc. - Cl. A ................     900         39
     Andrx Corp - Andrx Group * ............     700         41
     Apogent Technologies, Inc. * ..........     700         14
     Applera Corporation - Celera
       Genomics Group * ....................     700         25
     Aurora Biosciences Corp. * ............     500         16
     Beckman Coulter, Inc. .................   1,200         50
     Bergen Brunswig Corp. - Cl. A .........   2,900         46
     C.R. Bard, Inc. .......................     800         37
     Celgene Corp. * .......................   1,000         33
     Cell Genesys, Inc. * ..................   1,300         30
     CuraGen Corp. * .......................     500         14
     DENTSPLY International, Inc. ..........   1,300         51
     Diagnostic Products Corporation .......   1,100         60
     Elan Corp. plc - ADR * ................       1
     ENZON, Inc. ...........................     300         19
     Gilead Sciences, Inc. * ...............     300         25
     Haemonetics Corp. * ...................     900         28
     ICN Pharmaceuticals, Inc. .............   2,600         80
     Immunogen, Inc. .......................     600         13
     Incyte Pharmaceuticals, Inc. * ........   1,100         27
     Invitrogen Corp. * ....................     400         35
     King Pharmaceuticals, Inc. * ..........   1,650         85
     Laboratory Corporation of America
       Holdings ............................     300         53
     Maxim Pharmaceuticals, Inc. * .........     700          4
     Maxygen, Inc. * .......................     500         12
     Medarex, Inc. * .......................   1,000         41
     Medicis Pharmaceutical Corp. - Cl. A ..     700         41
     MiniMed, Inc. * .......................     500         21
     Mylan Laboratories, Inc. ..............   3,400         86
     Myriad Genetics, Inc. * ...............     300         25
     Noven Pharmaceuticals, Inc. * .........     600         22
     Owens and Minor, Inc. .................   2,600         46
     Pharmacopeia, Inc. * ..................     800         17
     PolyMedica Corporation * ..............     800         27
     Praecis Pharmeceuticals, Inc. * .......     900         26
     Priority Healthcare Corp. - Cl. B * ...     800         33
     Protein Design Labs, Inc. * ...........     600         52
     Respironics, Inc. * ...................   1,300         37
     Sybron Dental Specialties * ...........     233          4
     Techne Corp. * ........................   1,000         36
     Tularik, Inc. * .......................     900         26
     Vertex Pharmaceuticals, Inc. * ........     500         36
     Vical Incorporated * ..................   1,300         24
     Zoll Medical Corporation * ............     600         21
                                                      ---------
                                                          1,523

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                         Market
           Name of Issuer                     Shares      Value
                                                         (000's)
   COMMON STOCK - Continued

   Health Care Services - 3.9%
     AmeriPath, Inc. * .....................     700  $      18
     AmeriSource Health Corp. - Cl. A * ....   1,000         51
     Apria Healthcare Group, Inc. * ........   1,300         39
     Beverly Enterprises, Inc. * ...........   1,700         14
     Bindley Western Industries, Inc. ......   1,521         63
     Health Management Associates, Inc. -
       Cl. A * .............................   2,100         44
     HEALTH NET, Inc. ......................   1,800         47
     HEALTHSOUTH Corp. * ...................   4,400         72
     Idec Pharmaceuticals Corp. ............     400         76
     Oxford Health Plans, Inc. * ...........   1,100         43
     PacifiCare Health Systems, Inc. * .....   2,900         44
     Quest Diagnostics, Inc. * .............     400         57
     St. Jude Medical, Inc. * ..............   1,000         61
     Syncor International Corporation * ....     800         29
     Triad Hospitals, Inc. * ...............     800         26
     Trigon Healthcare, Inc. * .............     700         54
     Universal Health Services, Inc. - Cl. B *   700         78
     WebMD Corp. * .........................   2,700         21
                                                      ---------
                                                            837

   Household Appliances / Furnishings - 0.6%
     Aaron Rents, Inc. .....................   1,000         14
     CompX International, Inc. * ...........   1,000          9
     Mohawk Industries, Inc. * .............   1,300         35
     Rent-Way, Inc. * ......................   1,100          5
     Salton, Inc. * ........................     900         19
     Springs Industries, Inc. - Cl. A ......   1,500         49
                                                      ---------
                                                            131

   Housing - 1.1%
     American Standard Cos., Inc. ...........  1,100         54
     Centex Corp. ...........................  1,700         64
     D.R. Horton, Inc. ......................  1,317         32
     Kaufman & Broad Home Corp. .............  1,200         41
     Pulte Corp. ............................    900         38
                                                      ---------
                                                            229

   Insurance - 3.9%
     Allmerica Financial Corp. ..............    700         51
     Ambac Financial Group, Inc. ............    750         44
     Fidelity National Financial, Inc. ......  1,310         48
     LandAmerica Financial Group, Inc. ......  1,300         53
     National Western Life Insurance Co. ....    500         52
     Nationwide Financial Services - Cl. A ..  1,600         76
     Old Republic International Corp. .......  3,100         99
     Presidential Life Corp. ................  1,300         19
     Radian Group, Inc. .....................  1,100         83
     Stancorp Financial Group, Inc. .........  1,200         57
     The Midland Co. ........................    900         25
     The MONY Group, Inc. ...................  2,600        128
     The PMI Group, Inc. ....................  1,200         81
     Triad Guaranty, Inc. *..................    900         30
                                                      ---------
                                                            846

   Leisure & Recreation - 1.5%
     Anchor Gaming *.........................    800  $      31
     Arctic Cat, Inc. .......................  1,900         22
     Argosy Gaming Co. *.....................  1,300         25
     Aztar Corp. *...........................  1,900         25
     Brunswick Corp. ........................  2,600         43
     Dover Downs Entertainment *.............  1,300         14
     Lodgenet Entertainment Corp. ...........  1,200         21
     Park Place Entertainment Corp. *........  2,600         31
     SABRE Group Holdings, Inc. *............  1,400         60
     Ticketmaster Online-CitySearch, Inc. -
     Cl. B *.................................    400          3
     Trendwest Resorts, Inc. *...............    800         22
     World Wrestling Federation
     Entertainment, Inc. ....................  1,300         21
                                                      ---------
                                                            318

   Machinery - 2.0%
     Applied Industrial Technologies, Inc. ..  1,700         35
     FMC Corp. *.............................  1,100         79
     Imation Corp. *.........................  1,000         16
     JLG Industries, Inc. ...................  2,300         24
     Nordson Corporation.....................  1,000         26
     SPX Corp. ..............................    300         32
     Stewart & Stevenson Services, Inc. .....    900         20
     Tecumseh Products Co. - Cl. A...........    900         38
     Thermo Electron Corp. *.................  4,400        131
     Zebra Technologies Corp. - Cl. A *......    500         20
                                                      ---------
                                                            421

   Media - Publishing - 0.6%
     McClatchy Newspapers, Inc. - Cl. A......  1,300         55
     Penton Media, Inc. .....................    700         19
     Pulitzer, Inc. .........................  1,000         47
                                                      ---------
                                                            121

   Media - TV / Radio - 2.0%
     A.H. Belo Corp. ........................  2,600         42
     BHC Communications, Inc. - Cl. A *......    300         39
     Chris-Craft Industries , Inc. ..........    800         53
     Cox Radio, Inc. - Cl. A *...............  1,500         34
     Emmis Communications Corp. .............  1,200         34
     Entercom Communications Corp. *.........  1,100         38
     Getty Images, Inc. .....................    900         29
     Hearst-Argyle Television, Inc. *........  1,500         31
     Insight Communications Company, Inc. *..  1,400         33
     Primedia, Inc. .........................  1,200         14
     Radio One, Inc. *.......................  2,300         24
     Westwood One, Inc. *....................  2,600         50
                                                      ---------
                                                            421

   Metal Production & Fabrication - 0.3%
     Commercial Metals Co....................  1,300         29
     Timken Co. .............................  1,300         19
     Worthington Industries, Inc. ...........  1,600         13
                                                      ---------
                                                             61

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                       Market
                  Name of Issuer              Shares   Value
                                                       (000's)
     COMMON STOCK - Continued

   Metals & Mining - 0.3%
     Precision Castparts Corp. ..............  1,500  $      63

   Natural Gas Distribution - 1.2%
     Nicor, Inc. ............................  1,600         69
     Peoples Energy Corp. ...................  3,300        148
     UGI Corp. ..............................  1,500         38
                                                      ---------
                                                            255

   Oil - 0.2%
     ONEOK, Inc. ............................  1,000         48

   Oil & Natural Gas Exploration &
     Production - 4.1% ......................
     EOG Resources, Inc. ....................    800         44
     Equitable Resources, Inc. ..............  1,100         73
     Helmerich & Payne, Inc. ................  2,400        105
     Kinder Morgan, Inc. ....................  1,200         63
     Murphy Oil Corp. .......................  1,100         66
     Noble Affiliates, Inc. .................  1,300         60
     Ocean Energy, Inc. * ...................  2,700         47
     Patina Oil & Gas Corporation ...........  1,300         31
     Patterson Energy, Inc. * ...............    700         26
     Pride International, Inc. * ............  1,200         30
     Rowan Cos., Inc. * .....................  1,100         30
     Sunoco, Inc. ...........................  1,300         44
     Tom Brown, Inc. ........................  1,300         43
     Ultramar Diamond Shamrock Corp. ........  3,800        117
     Valero Energy Corp. ....................  1,700         63
     Vintage Petroleum, Inc. ................  1,600         34
                                                      ---------
                                                            876

   Oil - Equipment & Service - 0.7%
     Hanover Compressor Co. * ...............    700         31
     Marine Drilling Companies, Inc. * ......  1,400         38
     Smith International, Inc. ..............    700         52
     Tidewater, Inc. ........................    900         40
                                                      ---------
                                                            161

   Paper & Forest Products - 1.7%
     Boise Cascade Corp. ....................  1,200         40
     Bowater, Inc. ..........................  1,600         90
     Louisiana-Pacific Corp. ................  3,500         36
     Pope & Talbot, Inc. ....................  2,100         35
     Rayonier, Inc. .........................  1,000         40
     United Stationers, Inc. * ..............  1,800         43
     Westvaco Corp. .........................  2,700         79
                                                      ---------
                                                            363

   Personal & Commercial Lending - 0.4%
     Countrywide Credit Industries, Inc. ....  1,100         55
     Metris Cos., Inc. ......................  1,277         34
                                                      ---------
                                                             89

   Pollution Control - 0.2%
     Republic Services, Inc. - Cl. A ........  2,300         39

   Precious Metals/Gems/Stones - 0.3%
     Freeport-McMoRan Copper & Gold, Inc. -
       Cl. B ................................  2,300         20
     Homestake Mining Co. ...................  3,800         16
     Newmont Mining Corp. ...................  1,900         32
                                                      ---------
                                                             68

   Real Estate Development - 0.5%
     Lennar Corp. ...........................  1,900         69
     Standard Pacific Corp. .................  1,300         30
                                                      ---------
                                                             99

   Real Estate Investment Trust - 5.0%
     AMLI Residential Properties Trust ......  2,000         49
     Arden Realty Group, Inc. ...............  2,200         55
     Avalonbay Communities, Inc. ............  2,300        115
     Boston Properties, Inc. ................  1,600         70
     CarrAmerica Realty Corp. ...............  2,700         85
     Duke Realty Investments, Inc. ..........  3,100         76
     First Industrial LP * ..................  1,300         44
     General Growth Properties ..............  1,600         58
     Highwoods Properties, Inc. .............  2,600         65
     International Rectifier Corp. * ........    600         18
     Kimco Realty Corp. .....................  1,100         49
     Liberty Property Trust .................  2,300         66
     Mack-Cali Realty Corp. .................  2,000         57
     Public Storage, Inc. ...................  2,000         49
     Spieker Properties, Inc. ...............  3,200        160
     Vornado Realty Trust ...................  1,700         65
                                                      ---------
                                                          1,081

   Real Estate Operations - 0.6%
     HomeStore.com, Inc. * ..................    600         12
     M.D.C. Holdings, Inc. ..................  1,700         56
     Security Capital Group, Inc. - Cl. B * .  2,600         52
                                                      ---------
                                                            120

   Retail - Department Stores - 3.0%
     Abercrombie & Fitch Co. * ..............  1,000         20
     AnnTaylor Stores Corp. * ...............    800         20
     Barnes & Noble, Inc. * .................  1,300         34
     Borders Group, Inc. * ..................  2,200         26
     Cato Corp. - Cl. A .....................  1,300         18
     Coldwater Creek, Inc. ..................    600         19
     Dollar Thrifty Automotive Group,
       Inc. * ...............................  2,400         45
     eToys, Inc. * ..........................    800          0
     Family Dollar Stores, Inc. .............  1,100         24
     FREDS , Inc. ...........................  1,000         21
     Genesco, Inc. * ........................  1,200         29
     Handleman Co. ..........................  2,200         16
     Harcourt General, Inc. .................    700         40
     Haverty Furniture Co., Inc. ............  1,400         14
     Hollywood Entertainment Corp. * ........    600          1
     Hot Topic, Inc. * ......................  1,600         26
     Insight Enterprises, Inc. * ............  1,100         20

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                             Market
                 Name of Issuer                    Shares     Value
                                                             (000's)
   COMMON STOCK - Continued

   Retail - Department Stores - Continued
     InterTAN, Inc. * ...........................   1,250   $     15
     Michaels Stores, Inc. * ....................   1,000         26
     MSC Industrial Direct Co., Inc. - Cl. A ....   1,600         29
     Neiman Marcus Group, Inc. - Cl. A ..........   1,600         57
     Pier 1 Imports, Inc. .......................   2,600         27
     Shopko Stores, Inc. ........................   1,100          6
     Spiegel, Inc. - Cl. A ......................   1,600          7
     Toys "R" Us, Inc. * ........................   2,300         38
     Tweeter Home Entertainment Group, Inc. .....     600          7
     Venator Group, Inc. ........................   2,400         37
     Zale Corp. * ...............................   1,200         35
                                                           ---------
                                                                 657

   Retail - Food - 0.9%
     Brinker International, Inc. * ..............   1,100         47
     Charming Shoppes, Inc. * ...................   1,200          7
     Darden Restaurants, Inc. ...................   1,400         32
     Landry's Seafood Restaurants, Inc. * .......   1,000         10
     RARE Hospitality International, Inc. * .....   1,350         30
     Ryan's Family Steak Houses, Inc. * .........   1,200         11
     The Great Atlantic & Pacific Tea Co., Inc. .   1,200          8
     Webvan Group, Inc. * .......................   1,500          1
     Whole Foods Market, Inc. * .................     800         49
                                                           ---------
                                                                 195

   Shoe & Apparel Manufacturing - 0.2%
     Liz Claiborne, Inc. ........................     800         33
     Stein Mart, Inc. * .........................   1,800         21
                                                           ---------
                                                                  54

   Steel - 0.4%
     AK Steel Holding Corp. .....................   2,800         24
     Nucor Corp. ................................   1,300         52
     Remec, Inc. * ..............................     850          8
                                                           ---------
                                                                  84

   Telecommunication Equipment - 1.3%
     Advanced Fibre Communications, Inc. * ......   1,000         18
     Andrew Corp. * .............................   1,100         24
     Cable Design Technologies Corp. ............   1,650         28
     Covad Communications Group, Inc. * .........   1,600          3
     DMC Stratex Networks, Inc. - Notes * .......   1,200         18
     Efficient Networks, Inc. * .................     300          4
     Finisar Corp. * ............................     800         23
     Glenayre Technologies, Inc. * ..............   1,700          6
     Harmonic, Inc. * ...........................     517          3
     International FiberCom, Inc. ...............     800          4
     L-3 Communications Holdings, Corp. * .......     500         38
     Natural MicroSystems Corporation * .........     700          7
     Polycom, Inc. * ............................     300         10
     Powerwave Technologies, Inc. * .............     400         23
     Spectrasite Holdings, Inc. .................   1,900         25
     Tekelec, Inc. ..............................     600         18
     Terayon Communication Systems, Inc. * ......     700          3
     TriQuint Semiconductor, Inc. * .............     600         26
     Tut Systems, Inc. ..........................     200          2
     World Access, Inc. * .......................   1,400          3
                                                           ---------
                                                                 286

   Telecommunication Services - 1.1%
     Centennial Cellular Corp. - A Shares * .....   1,500         28
     Citizens Communications Co. ................   4,200         55
     Focal Communications Corp. * ...............     800          6
     Greif Bros. Corp. - Cl. A ..................   1,000         28
     IDT Corp. * ................................     300          6
     Illuminet Holdings, Inc. * .................   1,000         23
     Leap Wireless International, Inc. * ........     500         12
     Netro Corp. * ..............................     400          3
     NTELOS, Inc. * .............................     900         16
     Pac-West Telecomm, Inc. * ..................   1,300          4
     RCN Corp. * ................................     300          2
     TALK.com, Inc. * ...........................     800          1
     Tollgrade Communications, Inc. .............     400         15
     Travelocity.com * ..........................     300          4
     West TeleServices Corp. * ..................   1,300         37
                                                           ---------
                                                                 240

   Telephone - 0.5%
     CenturyTel, Inc. ...........................   2,900        104

   Transportation Services - 1.8%
     America West Holdings Corp. - Cl. B * ......   1,300         17
     Arkansas Best Corp. * ......................   1,300         24
     Atlas Air, Inc. * ..........................   1,600         52
     Continental Airlines, Inc. - Cl. B * .......   1,200         62
     Frontier Airlines, Inc. * ..................   1,600         49
     Roadway Express, Inc. ......................   1,700         36
     Ryder System, Inc. .........................   2,200         37
     UAL Corp. ..................................   1,400         54
     USFreightways Corp. ........................   1,000         30
     Yellow Corp. * .............................   1,600         33
                                                           ---------
                                                                 394
                                                           ---------
                              TOTAL COMMON STOCK-    95.0%    20,558

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                      Par     Market
                    Name of Issuer                   Value     Value
                                                    (000's)   (000's)
SHORT-TERM INVESTMENTS - 3.7%
  Investment in joint repurchase agreement with
     Goldman Sachs & Co. dated 12/29/00,
     6.481% due 01/02/01 (Secured by various
     U.S. Treasury obligations and U.S.
     Government Agency Bonds)                       $   800   $    800
                                                    -------   --------
                             TOTAL INVESTMENTS-        98.7%    21,358
           Cash and Receivables, less payables-         1.3%       278
                                                    -------   --------

                                    NET ASSETS-       100.0%    21,636
                                                    =======   ========
* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND

                                                              Market
                 Name of Issuer                     Shares    Value
                                                              (000's)
   COMMON STOCK

   Auto & Truck Parts - 3.0%
     Goodyear Tire & Rubber Co. ..................  18,000   $    414
     Navistar International Corp., Inc. - Cl. B ..   4,500        118
     TRW, Inc. ...................................   9,100        352
                                                             --------
                                                                  884

   Automobile - 1.1%
     Delphi Automotive Systems Corp ..............  28,900        325

   Business Services - 0.0%
     H & R Block, Inc. ...........................     200          8

   Chemical - 6.7%
     Agrium, Inc. ................................  40,300        589
     Air Products & Chemicals, Inc. ..............   4,700        193
     Crompton Corp. ..............................  12,000        126
     Eastman Chemical Co. ........................     900         44
     IMC Global, Inc. ............................  28,500        443
     PolyOne Corp. ...............................  38,900        229
     Rohm & Haas Co. .............................   6,000        218
     Solutia, Inc. ...............................   4,900         59
     Wellman, Inc. ...............................   4,400         62
                                                             --------
                                                                1,963

   Coal - 0.0%
     Massey Energy Co. ...........................     600          8

   Commercial Sevices - 1.8%
     Informix Corp. * ............................  42,350        126
     Profit Recovery Group International,
       Inc. * ....................................  12,300         78
     Valassis Communications, Inc. * .............  10,300        325
                                                             --------
                                                                  529

   Computer Equipment - 6.1%
     3Com Corp. * ................................  47,900        407
     Apple Computer, Inc. * ......................  19,900        296
     Foundry Networks, Inc. * ....................  18,200        273
     Gateway, Inc. * .............................  14,300        257
     Maxtor Corp. * ..............................     600          4
     PRI Automation, Inc. * ......................   4,000         75
     Quantum Corp. - DLT & Storage * .............  21,400        285
     Quantum Corp. - Hard Disk Drive * ...........   6,600         53
     Silicon Graphics, Inc. * ....................  34,000        136
                                                             --------
                                                                1,786

   Computer Software & Services - 2.5%
     Computer Associates International, Inc. .....  12,600        246
     Keane, Inc. * ...............................  13,800        135
     Legato Systems, Inc. * ......................  10,800         80
     Midway Games, Inc. * ........................  23,700        168
     Network Associates, Inc. ....................  22,300         93
                                                             --------
                                                                  722

   Consumer Miscellaneous - 2.7%
     Black & Decker Corp. ........................   5,200        204
     Clorox Co. ..................................   5,000        178
     Parker-Hannifin Corp. .......................   9,250        408
                                                             --------
                                                                  790

   Cosmetic & Personal Care - 0.4%
     International Flavors & Fragrances, Inc.        5,500        112

   Diversified Operations - 2.6%
     Cendant Corp. * .............................  80,800        778

   Electric Power - 0.1%
     Fluor Corp. * ...............................     600         20

   Electrical Equipment - 0.9%
     Pentair, Inc. ...............................  10,300        249
     UCAR International, Inc. * ..................   1,600         16
                                                             --------
                                                                  265

   Electronic Products & Services - 5.5%
     Advanced Micro Devices, Inc. * ..............  21,800        301
     Arrow Electronics, Inc. * ...................   4,000        115
     Avnet, Inc. .................................  13,700        295
     Electronics for Imaging, Inc. * .............   9,700        135
     Lam Research Corp. * ........................  23,000        333
     National Semiconductor Corp. * ..............  13,300        268
     Polaroid Corp. ..............................  14,000         81
     Teradyne, Inc. * ............................   2,500         93
                                                             --------
                                                                1,621

   Financial Services - 2.8%
     Knight Trading Group, Inc. * ................  19,000        265
     Stillwell Financial, Inc. ...................  14,200        560
                                                             --------
                                                                  825

   Food, Beverage & Tobacco - 2.9%
     Archer-Daniels-Midland Co. ..................  20,000        300
     Dean Foods Co. ..............................   7,200        221
     SUPERVALU, Inc. .............................  20,500        285
     Tyson Foods, Inc. - Cl. A ...................   4,500         57
                                                             --------
                                                                  863

   Health Care Products - 2.3%
     Bausch & Lomb, Inc. .........................   9,300        376
     Boston Scientific Corp. * ...................  22,300        305
                                                             --------
                                                                  681

   Health Care Services - 0.0%
     HEALTHSOUTH Corp. * .........................     500          8

   Household Appliances / Furnishings - 0.3%
     Leggett & Platt, Inc. .......................   4,000         76

   Insurance - 1.7%
     Aon Corp. ...................................  10,500        360
     Loews Corp. .................................   1,500        155
                                                             --------
                                                                  515

   Leisure & Recreation - 2.4%
     Mandalay Resort Group * .....................  12,800        281

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND

                                                       Market
                 Name of Issuer               Shares    Value
                                                       (000's)
   COMMON STOCK - Continued

   Leisure & Recreation - Continued
     Six Flags, Inc. ........................ 25,100  $     431
                                                      ---------
                                                            712

   Machinery - 1.4%
     Deere & Co. ............................  4,300        197
     Flowserve Corp. ........................  1,500         32
     Ingersoll-Rand Co. .....................  4,400        184
                                                      ---------
                                                            413

   Media - TV / Radio - 4.1%
     Emmis Communications Corp. ............. 23,000        660
     Entercom Communications Corp. * ........ 16,300        561
                                                      ---------
                                                          1,221

   Metals & Mining - 0.3%
     Cominco, Ltd. ..........................  4,600         77

   Natural Gas Distribution - 0.6%
     Wisconsin Energy Corp. .................  7,100        160

   Oil - 3.5%
     Key Energy Services, Inc. * ............ 12,300        128
     Tosco Corp. ............................ 10,900        370
     Varco International, Inc. * ............ 25,000        544
                                                      ---------
                                                          1,042

   Oil & Natural Gas Exploration & Production - 5.5%
     Devon Energy Corp. * ...................  9,970        608
     Noble Affiliates, Inc. .................  5,200        239
     Ocean Energy, Inc. * ...................    500          9
     R&B Falcon Corp. * ..................... 23,200        532
     Santa Fe International Corp. ...........  7,500        240
                                                      ---------
                                                          1,628

   Oil - Equipment & Service - 4.9%
     Petroleum Geo-Services ASA * ........... 37,500        499
     Tidewater, Inc. ........................  9,900        439
     Weatherford International, Inc. * ...... 10,600        501
                                                      ---------
                                                          1,439

   Paper & Forest Products - 4.1%
     Abitibi-Consolidated, Inc. ............. 53,800        494
     Jefferson Smurfit Group plc - ADR ...... 18,100        353
     Smurfit-Stone Container Corp. * ........ 24,800        371
                                                      ---------
                                                          1,218

   Pollution Control - 0.5%
     Republic Services, Inc. - Cl. A ........  8,800        151

   Retail - Department Stores - 11.4%
     AnnTaylor Stores Corp. * ............... 16,500        411
     Best Buy Co., Inc. ..................... 14,000        414
     Circuit City Stores, Inc. .............. 56,700        652
     Consolidated Stores Corp. * ............  7,300         78
     Federated Department Stores, Inc. * .... 10,300        360
     Gap, Inc. .............................. 18,100        462
     OfficeMax, Inc. ........................  4,200         12
     Shopko Stores, Inc. ....................  5,100         25
     Staples, Inc. * ........................ 15,500        183
     Williams-Sonoma, Inc. .................. 17,000        340
     Zale Corp. * ........................... 14,300        416
                                                      ---------
                                                          3,353

   Retail - Drug Stores - 1.5%
     TJX Cos., Inc. ......................... 16,100        447

   Retail - Food - 0.9%
     Albertson's, Inc. ...................... 10,200        270

   Shoe & Apparel Manufacturing - 4.0%
     Intimate Brands, Inc. .................. 17,900        269
     Jones Apparel Group, Inc. * ............  4,200        135
     Nordstrom, Inc. ........................  6,500        118
     Reebok International, Ltd. ............. 14,300        391
     Tommy Hilfiger Corp. * ................. 27,200        267
                                                      ---------
                                                          1,180

   Steel - 2.2%
     AK Steel Holding Corp. ................. 16,401        143
     Nucor Corp. ............................  7,500        298
     USX-U.S. Steel Group, Inc. ............. 10,100        182
                                                      ---------
                                                            623

   Telecommunication Equipment - 1.3%
     Allen Telecom, Inc. .................... 10,700        192
     CommScope, Inc. * ...................... 11,500        191
                                                      ---------
                                                            383

   Telecommunication Services - 0.4%
     Avaya , Inc. * ......................... 11,600        120

   Transportation Services - 2.5%
     AMR Corp. * ............................  8,800        345
     Delta Air Lines, Inc. ..................  6,500        326
     Yellow Corp. * .........................  2,900         59
                                                      ---------
                                                            730
                                                      ---------
                          TOTAL COMMON STOCK-   94.9%    27,946
                                                Par
                                               Value
                                              (000's)
   SHORT-TERM INVESTMENTS - 3.3%
     Investment in joint trading
     account (Note B)
     6.695% due 01/02/01 .................... $  975        975
                                              ------  ---------
                           TOTAL INVESTMENTS-   98.2%    28,921
         Cash and Receivables, less payables-    1.8%       515
                                              ------  ---------
                                  NET ASSETS-  100.0%    29,436
                                              ======  =========

* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
REAL ESTATE EQUITY FUND

                                                                   Market
               Name of Issuer                           Shares      Value
                                                                   (000's)
   COMMON STOCK

   Real Estate Development - 2.5%
     Catellus Development Corp. * .................     96,700  $   1,692
     Manufactured Home Communities, Inc. ..........     79,200      2,297
                                                                ---------
                                                                    3,989

   Real Estate Investment Trust - 92.9%
     AMB Property Corp. ...........................    118,800      3,067
     AMLI Residential Properties Trust ............     49,700      1,227
     Apartment Investment & Management Co. ........     40,600      2,028
     Archstone Communities Trust ..................    209,400      5,392
     Arden Realty Group, Inc. .....................    152,400      3,829
     Avalonbay Communities, Inc. ..................    168,545      8,448
     Boston Properties, Inc. ......................    153,900      6,695
     Brandywine Realty Trust ......................     53,300      1,103
     BRE Properties, Inc. .........................     56,200      1,781
     Brookfield Properties Corporation ............    203,600      3,588
     Cabot Industrial Trust .......................     28,300        543
     Camden Property Trust ........................     67,500      2,261
     CarrAmerica Realty Corp. .....................    211,900      6,635
     CBL & Associates Properties, Inc. ............     59,200      1,499
     Centerpoint Properties Corp. .................     19,450        919
     Charles E. Smith Residential Realty, Inc. ....     75,200      3,534
     Chateau Communities, Inc. ....................    112,000      3,409
     Cousins Properties, Inc. .....................     77,250      2,158
     Duke Realty Investments, Inc. ................     97,739      2,407
     Equity Office Properties Trust ...............    350,793     11,445
     Equity Residential Properties Trust ..........    139,300      7,705
     Essex Property Trust, Inc. ...................     24,500      1,341
     Federal Realty Investment Trust ..............    166,800      3,169
     FelCor Lodging Trust, Inc. ...................     40,200        962
     First Industrial LP * ........................     33,800      1,149
     Frontline Capital Group ......................     13,700        182
     General Growth Properties ....................     33,700      1,220
     Hilton Hotels Corp. ..........................     18,000        189
     Home Properties of New York, Inc. ............     25,200        704
     Host Marriott Corp. ..........................    234,500      3,034
     Kilroy Realty Corp. ..........................     46,850      1,315
     Kimco Realty Corp. ...........................     50,000      2,209
     Koger Equity, Inc. ...........................      7,200        112
     Liberty Property Trust .......................     87,500      2,499
     Mack-Cali Realty Corp. .......................     75,900      2,168
     MeriStar Hospitality Corp. ...................     93,050      1,832
     Pacific Gulf Properties, Inc. ................     54,600        334
     Pinnacle Holdings, Inc. * ....................     51,700        469
     Post Properties, Inc. ........................     41,600      1,563
     Prentiss Properties Trust ....................     79,150      2,132
     Prologis Trust ...............................    224,859      5,003
     PS Business Parks, Inc. ......................     28,200        784
     Public Storage, Inc. .........................    229,100      5,570
     Reckson Associates Realty Corp. ..............     29,300        734
     Regency Realty Corp. .........................     50,450      1,195
     Simon Property Group, Inc. ...................    256,600      6,158
     SL Green Realty Corp. ........................     27,500        770
     Spieker Properties, Inc. .....................    128,300      6,431
     Starwood Hotels & Resorts Worldwide, Inc. ....    106,900      3,768
     Storage USA, Inc. ............................     20,000        635
     Summit Properties, Inc. ......................      2,700         70
     Sun Communities, Inc. ........................      5,000        168
     Taubman Centers, Inc. ........................     35,000        383
     The Macerich Co. .............................     45,800        879
     Trizec Hahn Corporation ......................    186,800      2,825
     United Dominion Realty Trust, Inc. ...........      1,800         19
     Vornado Realty Trust .........................    129,800      4,973
     Washington Real Estate Investment Trust ......     35,200        832
     Wyndham International, Inc. ..................     24,200         42
                                                                ---------
                                                                  147,495

   Real Estate Operations - 1.5%
     Rouse Co. ....................................     78,800      2,009
     Shurgard Storage Centers, Inc. ...............     15,200        372
                                                                ---------
                                                                    2,381
                                                                ---------
                                TOTAL COMMON STOCK-       96.9%   153,865

                                                        Par
                                                       Value
                                                      (000's)
SHORT-TERM INVESTMENTS - 2.6%

   Investment in joint trading account (Note B)
     6.695% due 01/02/01 ..........................  $   4,220      4,220
                                                     ---------  ---------
                                 TOTAL INVESTMENTS-       99.5%   158,085
               Cash and Receivables, less payables-        0.5%       726
                                                     ---------  ---------
                                        NET ASSETS-      100.0%   158,811
                                                     =========  =========

* Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
GROWTH & INCOME FUND

                                                                  Market
              Name of Issuer                      Shares           Value
                                                                  (000's)
COMMON STOCK

Aerospace & Defense - 2.2%
  Boeing Co. ...........................           100,000        $   6,600
  General Dynamics Corp. ...............           377,844           29,472
  Honeywell International, Inc .........           173,530            8,210
  United Technologies Corp. ............           361,414           28,416
                                                                  ---------
                                                                     72,698

Auto & Truck Parts - 0.4%
  General Motors Corp. - Cl. H .........           130,658            3,005
  Lear Corp. * .........................           354,098            8,786
                                                                  ---------
                                                                     11,791

Automobile - 0.4%
  Ford Motor Co. .......................           522,736           12,252

Bank - 5.4%
  Bank of America Corp. ................           744,070           34,134
  Bank of New York Co., Inc. ...........           600,000           33,113
  Comerica, Inc. .......................           315,138           18,711
  Fifth Third Bancorp. .................            91,000            5,437
  Firstar Corp. ........................           886,600           20,614
  FleetBoston Financial Corp ...........         1,024,464           38,482
  J.P. Morgan & Co., Inc ...............           150,400           24,891
  State Street Corp. ...................            44,500            5,527
                                                                  ---------
                                                                    180,909

Brokerage & Investment Management - 0.4%
  Goldman Sachs Group, Inc. ............            57,800            6,181
  Morgan Stanley, Dean Witter,
  Discover & Co. .......................            92,800            7,354
                                                                  ---------
                                                                     13,535

Business Services - 0.6%
  Automatic Data Processing, Inc .......           203,214           12,866
  i2 Technologies, Inc. * ..............           148,200            8,058
                                                                  ---------
                                                                     20,924

Chemical - 1.2%
  Air Products & Chemicals, Inc. .......           367,694           15,076
  Dow Chemical Co. .....................           517,266           18,945
  Praxair, Inc. ........................           150,000            6,656
                                                                  ---------
                                                                     40,677

Commercial Services - 1.1%
  Interpublic Group Cos., Inc ..........           330,662           14,074
  Omnicom Group, Inc ...................           254,238           21,070
                                                                  ---------
                                                                     35,144

Computer Equipment - 6.9%
  Brocade Communications Systems, Inc. *           153,100           14,057
  Compaq Computer Corp. ................           359,224            5,406
  Comverse Technology, Inc. * ..........           245,910           26,712
  Handspring, Inc. .....................            69,500            2,706
  Hewlett-Packard Co ...................           458,208           14,462
  Intel Corp ...........................         2,296,228           69,030
  Computer Equipment - Continued
  International Business Machines
    Corp. ..............................           408,036           34,683
  Juniper Networks, Inc. * .............            91,000           11,472
  Network Appliance, Inc. * ............           164,700           10,572
  Redback Networks, Inc. * .............           154,400            6,330
  VeriSign, Inc. .......................            76,900            5,705
  VERITAS Software Corp. * .............           323,962           28,347
                                                                  ---------
                                                                    229,482

Computer Software & Services - 10.3%
  Adobe Systems, Inc ...................           217,900           12,679
  Agile Software Corp. * ...............           159,900            7,895
  America Online, Inc. * ...............           896,272           31,190
  BEA Systems, Inc. ....................           202,900           13,658
  EMC Corp. * ..........................           919,304           61,134
  First Data Corp ......................           718,688           37,866
  Micromuse, Inc. * ....................           113,700            6,863
  Microsoft Corp .......................         1,712,916           74,298
  Oracle Corp. * .......................         1,464,936           42,575
  Siebel Systems, Inc. * ...............           311,702           21,079
  Sun Microsystems, Inc. * .............         1,106,420           30,841
  Yahoo!, Inc. * .......................            92,852            2,801
                                                                  ---------
                                                                    342,879

Consumer Miscellaneous - 0.7%
  Avery Dennison Corp. .................           232,364           12,751
  Black & Decker Corp. .................           289,314           11,356
                                                                  ---------
                                                                     24,107

Cosmetic & Personal Care - 0.8%
  Avon Products, Inc ...................           135,000            6,463
  Colgate-Palmolive Co .................           180,000           11,619
  Procter & Gamble Co. .................            93,536            7,337
                                                                  ---------
                                                                     25,419

Diversified Operations - 9.6%
  Amgen, Inc. * ........................           127,300            8,139
  Corning, Inc. ........................           393,900           20,803
  El Paso Energy Corp. .................           343,688           24,617
  General Electric Co. .................         3,451,044          165,435
  Illinois Tool Works, Inc .............           163,245            9,723
  Minnesota Mining & Manufacturing Co. .           247,826           29,863
  Tyco International, Ltd. .............         1,107,066           61,442
                                                                  ---------
                                                                    320,022

Electric Power - 2.3%
  Calpine Corp. * ......................           150,000            6,759
  Duke Energy Co. ......................           241,668           20,602
  Exelon Corp. .........................           300,000           21,063
  Pinnacle West Capital Corp. ..........           144,892            6,901
  Reliant Energy, Inc ..................           322,874           13,985
  Southern Energy, Inc. * ..............           216,100            6,118
                                                                  ---------
                                                                     75,428

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
GROWTH & INCOME FUND

                                                         Market
               Name of Issuer                 Shares      Value
                                                         (000's)
        COMMON STOCK - Continued

   Electronic Products & Services - 6.5%
     Altera Corp. * ......................   228,288  $   6,007
     Analog Devices, Inc. * ..............   153,386      7,851
     Applied Materials, Inc. * ...........   178,526      6,817
     Applied Micro Circuits Corp. * ......   260,700     19,565
     Cisco Systems, Inc. * ............... 2,780,144    106,341
     Emulex Corp. * ......................    72,600      5,803
     Linear Technology Corp. .............   163,244      7,550
     Maxim Integrated Products, Inc. * ...   104,932      5,017
     Micron Technology, Inc. * ...........   123,600      4,388
     Motorola, Inc. ......................   444,000      8,991
     PerkinElmer, Inc. ...................    62,100      6,521
     PMC-Sierra, Inc. * ..................    96,500      7,587
     SDL, Inc. * .........................    16,600      2,460
     Texas Instruments, Inc. .............   420,506     19,922
     Transmeta Corp. * ...................    98,300      2,310
                                                      ---------
                                                        217,130

   Financial Services - 4.4%
     Charles Schwab Corp. ................   153,700      4,361
     Citigroup, Inc. ..................... 1,908,902     97,473
     Mellon Financial Corp. ..............   391,978     19,280
     Paychex, Inc. .......................   158,000      7,683
     Stillwell Financial, Inc. ...........   419,062     16,527
                                                      ---------
                                                        145,324

   Food, Beverage & Tobacco - 0.9%
     Anheuser-Busch Cos., Inc. ...........   205,096      9,332
     Philip Morris Cos., Inc. ............   491,412     21,622
                                                      ---------
                                                         30,954

   Health Care Products - 17.4%
     Abbott Laboratories .................   300,000     14,531
     Allergan, Inc. ......................   249,643     24,169
     ALZA Corp. * ........................   281,692     11,972
     American Home Products Corp. ........   875,060     55,610
     Andrx Corp - Andrx Group * ..........    55,300      3,200
     Applera Corporation - Applied
       Biosystems Group ..................   175,200     16,480
     Bristol-Myers Squibb Co. ............   723,248     53,475
     Celgene Corp. * .....................   116,800      3,796
     Eli Lilly & Co. .....................   388,600     36,164
     Forest Laboratories, Inc. * .........    54,300      7,215
     Genetech, Inc. * ....................   151,900     12,380
     Immunex Corp. * .....................    94,100      3,823
     IVAX Corp. ..........................   108,800      4,167
     Johnson & Johnson ...................   517,556     54,376
     Laboratory Corporation of America
       Holdings ..........................    25,000      4,400
     MedImmune, Inc. * ...................   237,300     11,316
     Merck & Co., Inc. ...................   832,888     77,979
     Millennium Pharmaceuticals, Inc. * ..   103,900      6,429
     Pfizer, Inc. ........................ 2,592,251    119,243
     Pharmacia Corp. .....................   347,770     21,214
     Schering-Plough Corp. ...............   408,570     23,186
     UnitedHealth Group, Inc. ............   196,100  $  12,036
                                                      ---------
                                                        577,161

   Health Care Services - 0.2%
     Quest Diagnostics, Inc. * ...........    57,100      8,108

   Insurance - 4.2%
     American International Group, Inc. ..   484,338     47,738
     Chubb Corp. .........................   100,000      8,650
     Hartford Financial Services
       Group, Inc. .......................   398,762     28,163
     Lincoln National Corp. ..............   369,024     17,459
     Marsh & McLennan Cos., Inc. .........   166,056     19,428
     St. Paul Cos., Inc. .................   350,774     19,051
                                                      ---------
                                                        140,489

   Machinery - 0.5%
     Ingersoll-Rand Co. ..................   366,374     15,342

   Media - Publishing - 0.4%
     AT&T Corp. - Liberty Media Group -
        Cl. A * ..........................   997,162     13,524

   Media - TV / Radio - 2.9%
     Clear Channel Communications,
       Inc. * ............................   478,944     23,199
     Infinity Broadcasting Corp. -
       Cl. A * ...........................   341,084      9,529
     The Walt Disney Co. .................   373,296     10,802
     Time Warner, Inc. ...................   469,212     24,512
     Viacom, Inc. - Cl. B * ..............   625,431     29,239
                                                      ---------
                                                         97,281

   Natural Gas Distribution - 0.6%
     Enron Corp. .........................   220,700     18,346

   Oil - 1.2%
     BJ Services Co. * ...................   122,400      8,430
     Royal Dutch Petroleum Co. - NY
       Shares ............................   509,824     30,876
                                                      ---------
                                                         39,306

   Oil & Natural Gas Exploration & Production - 3.5%
     Chevron Corp. .......................   204,092     17,233
     Exxon Mobil Corp. ...................   832,870     72,408
     Kerr-McGee Corp. ....................   158,730     10,625
     R&B Falcon Corp. * ..................   103,900      2,383
     Transocean Sedco Forex, Inc. ........   138,500      6,371
     USX-Marathon Group ..................   322,936      8,961
                                                      ---------
                                                        117,981

   Oil - Equipment & Service - 0.7%
     Baker Hughes, Inc. ..................   354,676     14,741
     Nabors Industries, Inc. * ...........   152,500      9,021
                                                      ---------
                                                         23,762

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
GROWTH & INCOME FUND

                                                      Market
                Name of Issuer          Shares         Value
                                                      (000's)
          COMMON STOCK - Continued

   Paper & Forest Products - 0.3%
     Kimberly-Clark Corp ...............     146,040  $  10,324

   Retail - Department Stores - 4.7%
     Home Depot, Inc. ..................     591,412     27,020
     Kohl's Corp. ......................     401,100     24,467
     Limited, Inc. .....................     464,518      7,926
     Lowe's Cos., Inc. .................     278,166     12,378
     RadioShack Corp. ..................     375,378     16,071
     Wal-Mart Stores, Inc. .............   1,300,558     69,092
                                                      ---------
                                                        156,954

     Retail - Drug Stores - 0.8%
       CVS Corp. .......................     251,100     15,050
       TJX Cos., Inc. ..................     378,746     10,510
                                                      ---------
                                                         25,560

   Telecommunication Equipment - 1.5%
     CIENA Corp. * .....................      45,500      3,697
     JDS Uniphase Corp. * ..............     211,600      8,821
     Nortel Networks Corp. .............     700,538     22,461
     QUALCOMM, Inc. * ..................     174,600     14,350
                                                      ---------
                                                         49,329

   Telecommunication Services - 2.3%
     EchoStar Communications Corp. -
       Cl. A * .........................     287,100      6,532
     Nextel Communications, Inc. -
       Cl. A * .........................     166,600      4,123
     Qwest Communications
       International, Inc. * ...........     602,042     24,684
     Sprint PCS (PCS Group) * ..........     281,600      5,755
     Verizon Communications ............     583,788     29,262
     XO Communications, Inc. ...........     344,900      6,144
                                                      ---------
                                                         76,500

   Telephone - 1.6%
     Metromedia Fiber Network, Inc.
       Cl. A * .........................     388,000      3,928
     SBC Communications, Inc.                844,460     40,323
          Sprint Corp. .................     432,234      8,780
                                                      ---------
                                                         53,031

   U.S. Government Agencies - 1.2%
     Federal National Mortgage Assoc         451,870     39,200
                                                      ---------
                     TOTAL COMMON STOCK-        98.1% 3,260,873

                                               Par     Market
          Name of Issuer                      Value     Value
                                             (000's)   (000's)
   SHORT-TERM INVESTMENTS - 3.2%
     Investment in joint trading
     account
       (Note B)
     6.695% due 01/02/01 ............... $   106,899 $  106,957
                                         ----------- ----------
                      TOTAL INVESTMENTS-       101.3% 3,367,830
    Payables, less cash and receivables-       (1.3)%   (42,842)
                                         ----------- ----------
                             NET ASSETS-       100.0% 3,324,988
                                         =========== ==========
* Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
MANAGED FUND

                                                      Market
                Name of Issuer             Shares      Value
                                                      (000's)
   COMMON STOCK

   Aerospace & Defense - 1.2%
     General Dynamics Corp. (US)              72,744   $  5,674
     Honeywell International, Inc. (US)       97,104      4,594
     Lockheed Martin Corp. (US)               52,200      1,772
     Raytheon Co. - Cl. A (US)               149,900      4,347
     United Technologies Corp. (US)          238,660     18,765
                                                       --------
                                                         35,152

   Auto & Truck Parts - 0.3%
     General Motors Corp. - Cl. H (US)       120,960      2,782
     Lear Corp. (US)                         144,600      3,588
     Visteon Corp. (US)                      210,500      2,421
                                                       --------
                                                          8,791

   Automobile - 0.3%
     AutoNation, Inc. * (US)                 133,300        800
     Ford Motor Co. (US)                     331,300      7,765
                                                       --------
                                                          8,565

   Bank - 3.1%
     Bank of America Corp. (US)              561,700     25,768
     Bank of New York Co., Inc. (US)         172,400      9,514
     Comerica, Inc. (US)                     162,372      9,641
     FleetBoston Financial Corp. (US)        593,040     22,276
     J.P. Morgan & Co., Inc. (US)             95,508     15,807
     Washington Mutual, Inc. (US)            178,600      9,477
                                                       --------
                                                         92,483

   Business Services - 0.3%
     Automatic Data Processing, Inc. (US)    145,100      9,187

   Chemical - 0.8%
     Air Products & Chemicals, Inc. (US)     184,632      7,570
     Dow Chemical Co. (US)                   323,200     11,837
     Praxair, Inc. (US)                       88,284      3,918
                                                       --------
                                                         23,325

   Commercial Services - 0.9%
     Galileo International, Inc. (US)         54,300      1,086
     Interpublic Group Cos., Inc. (US)       321,900     13,701
     Omnicom Group, Inc. (US)                 99,960      8,284
     R.R. Donnelley & Sons Co. (US)          171,108      4,620
                                                       --------
                                                         27,691

   Computer Equipment - 2.4%
     Compaq Computer Corp. (US)              326,988      4,921
     Comverse Technology, Inc. (US)           46,200      5,019
     Dell Computer Corp. (US)                 59,800      1,043
     Hewlett-Packard Co. (US)                320,648     10,120
     Intel Corp. (US)                        885,528     26,621
     International Business Machines
       Corp. (US)                            223,524     19,000
     VERITAS Software Corp. (US)              70,400      6,160
                                                       --------
                                                         72,884


   Computer Software & Services - 4.5%
     America Online, Inc. (US)               360,696   $ 12,552
     Cadence Design Systems, Inc. (US)        95,700      2,632
     CheckFree Corp. (US)                     58,900      2,503
     DoubleClick, Inc. (US)                  107,500      1,182
     DST Systems, Inc. (US)                   62,000      4,154
     EMC Corp. (US)                          284,088     18,892
     First Data Corp. (US)                   396,900     20,911
     Genuity, Inc. (US)                      197,900      1,002
     Macromedia, Inc. (US)                    21,100      1,282
     Microsoft Corp. (US)                    653,352     28,339
     Oracle Corp. (US)                       710,808     20,658
     Peoplesoft, Inc. (US)                    71,900      2,674
     Siebel Systems, Inc. (US)                58,716      3,971
     Sun Microsystems, Inc. (US)             390,600     10,888
     Yahoo!, Inc. (US)                        77,784      2,347
                                                       --------
                                                        133,987

   Consumer Miscellaneous - 0.8%
     Avery Dennison Corp. (US)               108,612      5,960
     Black & Decker Corp. (US)               185,500      7,281
     Clorox Co. (US)                         111,200      3,947
     Costco Wholesale Corp. (US)             100,200      4,002
     Parker-Hannifin Corp. (US)               68,460      3,021
                                                       --------
                                                         24,211

   Cosmetic & Personal Care - 0.6%
     Avon Products, Inc. (US)                104,160      4,987
     Colgate-Palmolive Co. (US)              120,000      7,746
     Procter & Gamble Co. (US)                74,508      5,844
                                                       --------
                                                         18,577

   Diversified Operations - 4.3%
     Corning, Inc. (US)                      139,300      7,357
     El Paso Energy Corp. (US)               237,100     16,982
     General Electric Co. (US)             1,333,800     63,939
     Illinois Tool Works, Inc. (US)          131,975      7,861
     Minnesota Mining &
       Manufacturing Co. (US)                 94,080     11,337
     Reynolds & Reynolds Co. - Cl. A (US)    149,604      3,029
     Textron, Inc. (US)                        1,600         74
     Tyco International, Ltd. (BM)           317,400     17,616
                                                       --------
                                                        128,195

   Electric Power - 1.9%
     AES Corp. (US)                          139,900      7,747
     Allegheny Energy, Inc. (US)              87,300      4,207
     Calpine Corp. (US)                       93,400      4,209
     Dominion Resources, Inc. (US)            97,104      6,506
     Duke Energy Co. (US)                     48,900      4,169
     Exelon Corp. (US)                        86,300      6,059
     Fluor Corp. (US)                         94,300      3,118
     NiSource, Inc. (US)                     100,100      3,078
     Northeast Utilities (US)                137,700      3,339
     Pinnacle West Capital Corp. (US)        180,400      8,591

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
MANAGED FUND

                                                                         Market
                    Name of Issuer                       Shares          Value
                                                                        (000's)
COMMON STOCK - Continued

Electric Power - Continued
     Reliant Energy, Inc. (US) ...................      139,100        $  6,025
                                                                       --------
                                                                         57,048

Electrical Equipment - 0.1%
     Emerson Electric Co. (US) ...................       36,400           2,869

Electronic Products & Services - 3.4%
     Altera Corp. (US) ...........................      138,768           3,651
     Analog Devices, Inc. (US) ...................       62,500           3,199
     Applied Materials, Inc. (US) ................      180,276           6,884
     Applied Micro Circuits Corp. (US) ...........       67,500           5,066
     Bookham Technology plc (GB) .................       54,900             721
     Cisco Systems, Inc. (US) ....................    1,046,664          40,035
     KLA-Tencor Corp. (US) .......................       53,000           1,786
     Linear Technology Corp. (US) ................       79,800           3,691
     Maxim Integrated Products, Inc. (US) ........       73,752           3,526
     Micron Technology, Inc. (US) ................       26,100             927
     MIPS Technologies, Inc. - Cl. B (US) ........       36,100             920
     Motorola, Inc. (US) .........................      284,508           5,761
     PMC-Sierra, Inc. (US) .......................       25,300           1,989
     Sanmina Corp. (US) ..........................       56,500           4,329
     Teradyne, Inc. (US) .........................       58,600           2,183
     Texas Instruments, Inc. (US) ................      287,288          13,610
     Xilinx, Inc. (US) ...........................       70,100           3,233
                                                                       --------
                                                                        101,511

Energy - Alternative Source - 0.4%
     Dynegy, Inc. - Cl.A (US) ....................      197,100          11,050

Financial Services - 2.5%
     Citigroup, Inc. (US) ........................    1,058,653          54,057
     Household International, Inc. (US) ..........       50,100           2,755
     Jersey Puerto Morgan Chase & Co. (US) .......       69,804           3,172
     Mellon Financial Corp. (US) .................      139,524           6,863
     Stillwell Financial, Inc. (US) ..............      193,284           7,623
                                                                       --------
                                                                         74,470

Food, Beverage & Tobacco - 1.9%
     Anheuser-Busch Cos., Inc. (US) ..............       96,936           4,411
     Campbell Soup Co. (US) ......................      159,300           5,516
     ConAgra, Inc. (US) ..........................      260,516           6,773
     Kellogg Co. (US) ............................      281,200           7,382
     PepsiCo, Inc. (US) ..........................      266,884          13,227
     Philip Morris Cos., Inc. (US) ...............      316,000          13,904
     Williams Cos., Inc. (US) ....................      110,700           4,421
                                                                       --------
                                                                         55,634

Health Care Products - 10.2%
     Abbott Laboratories (US) ....................      186,000           9,009
     Allergan, Inc. (US) .........................       97,100           9,401
     ALZA Corp. (US) .............................      153,400           6,520
     American Home Products Corp. (US) ...........      193,704          12,310
     AstraZeneca Group plc - ADR (GB) ............      224,300          11,552
     Baxter International, Inc. (US) .............      117,100          10,341
     Becton, Dickinson & Co. (US) ................       42,400           1,468
     Bristol-Myers Squibb Co. (US) ...............      346,668          25,632
     Cardinal Health, Inc. (US) ..................       53,172           5,297
     Eli Lilly & Co. (US) ........................       35,400           3,294
     ENZON, Inc. (US) ............................       67,000           4,158
     Forest Laboratories, Inc. (US) ..............      101,640          13,505
     Genetech, Inc. (US) .........................       22,200           1,809
     Guidant Corp. (US) ..........................       63,400           3,420
     Johnson & Johnson (US) ......................      219,492          23,060
     Laboratory Corporation of
     America Holdings (US) .......................       39,000           6,864
     Medtronic, Inc. (US) ........................      276,300          16,682
     Merck & Co., Inc. (US) ......................      372,540          34,879
     Pfizer, Inc. (US) ...........................    1,737,600          79,930
     Pharmacia Corp. (US) ........................      265,200          16,177
     Schering-Plough Corp. (US) ..................      166,152           9,429
                                                                       --------
                                                                        304,737

Health Care Services - 0.2%
     Wellpoint Health Networks, Inc. (US) ........       56,300           6,488

Insurance - 3.2%
     Allstate Corp. (US) .........................      100,000           4,356
     American International Group, Inc. (US) .....      194,600          19,180
     Chubb Corp. (US) ............................       75,000           6,488
     Hartford Financial Services Group, Inc.
       (US) ......................................      282,500          19,952
     Jefferson-Pilot Corp. (US) ..................       32,200           2,407
     Lincoln National Corp. (US) .................      270,100          12,779
     Marsh & McLennan Cos., Inc. (US) ............       44,856           5,248
     St. Paul Cos., Inc. (US) ....................      202,100          10,977
     Torchmark, Inc. (US) ........................      145,200           5,581
     XL Capital, Ltd. - Cl. A (BM) ...............      105,252           9,196
                                                                       --------
                                                                         96,164

Leisure & Recreation - 0.1%
     Carnival Corp. (PA) .........................      116,800           3,599

Machinery - 0.3%
     Ingersoll-Rand Co. (US) .....................      234,500           9,820

Media - Publishing - 0.5%
     AT&T Corp. - Liberty Media Group -  Cl
       A (US) ....................................    1,026,900          13,927

Media - TV / Radio - 1.8%
     Cablevision Systems Corp. - Cl. A (US) ......      135,900          11,543
     Charter Communications, Inc. - Cl. A
       (US) ......................................       90,700           2,058
     Clear Channel Communications, Inc.
       (US) ......................................      140,448           6,803
     Fox Entertainment Group, Inc. - Cl. A
       (US) ......................................       71,000           1,269
     Infinity Broadcasting Corp. - Cl. A (US) ....      134,652           3,762
     Time Warner, Inc. (US) ......................      251,184          13,122
     USA Networks, Inc. (US) .....................        8,600             167

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
MANAGED FUND

                                                                         Market
                    Name of Issuer                       Shares          Value
                                                                        (000's)
COMMON STOCK - Continued

Media - TV / Radio - Continued
     Viacom, Inc. - Cl. B (US) ...................      308,953       $  14,443
                                                                      ---------
                                                                         53,167

Metals & Mining - 0.3%
     Alcoa, Inc. (US) ............................      291,500           9,765

Oil - 0.8%
     Conoco, Inc. - Cl. A (US) ...................      151,032           4,323
     Royal Dutch Petroleum Co. - NY Shares
       (NL) ......................................      327,180          19,815
                                                                      ---------
                                                                         24,138

Oil & Natural Gas Exploration & Production - 1.8%
     Chevron Corp. (US) ..........................       76,440           6,454
     Exxon Mobil Corp. (US) ......................      479,860          41,707
     Kerr-McGee Corp. (US) .......................       61,908           4,144
     Texaco, Inc. (US) ...........................       48,400           3,007
                                                                      ---------
                                                                         55,312

Oil - Equipment & Service - 0.5%
     Baker Hughes, Inc. (US) .....................      286,780          11,919
     Weatherford International, Inc. (US) ........       52,300           2,471
                                                                      ---------
                                                                         14,390

Paper & Forest Products - 0.2%
     Kimberly-Clark Corp. (US) ...................       86,016           6,080

Personal & Commercial Lending - 0.6%
     USA Education, Inc. (US) ....................      271,100          18,435

Precious Metals/Gems/Stones - 0.0%
     Newmont Mining Corp. (US) ...................       73,000           1,245

Retail - Department Stores - 2.9%
     Circuit City Stores, Inc. (US) ..............      175,000           2,012
     Dollar General Corp. (US) ...................      159,100           3,003
     Gap, Inc. (US) ..............................      253,780           6,471
     Home Depot, Inc. (US) .......................      258,552          11,813
     Kohl's Corp. (US) ...........................      179,200          10,931
     Limited, Inc. (US) ..........................      168,588           2,876
     Lowe's Cos., Inc. (US) ......................      263,800          11,739
     RadioShack Corp. (US) .......................      200,100           8,567
     Tiffany & Co. (US) ..........................      137,600           4,352
     Wal-Mart Stores, Inc. (US) ..................      485,772          25,807
                                                                      ---------
                                                                         87,571

Retail - Drug Stores - 0.5%
     CVS Corp. (US) ..............................       63,000           3,776
     TJX Cos., Inc. (US) .........................      261,700           7,262
     Walgreen Co. (US) ...........................       84,000           3,512
                                                                      ---------
                                                                         14,550

Retail - Food - 0.1%
     McDonald's Corp. (US) .......................       93,900           3,193

Shoe & Apparel Manufacturing - 0.1%
     Nike, Inc. - Cl. B (US) .....................       53,800           3,003

Telecommunication Equipment - 0.8%
     ADC Telecommunications, Inc. (US) ...........      140,700           2,550
     JDS Uniphase Corp. (US) .....................       98,000           4,085
     Nokia Oyj - ADR (FI) ........................      109,700           4,772
     Nortel Networks Corp. (CA) ..................      399,672          12,815
                                                                      ---------
                                                                         24,222

Telecommunication Services - 1.3%
     Adelphia Communications Corp. - Cl. A
       (US) ......................................       53,800           2,777
     CNF Transportation, Inc. (US) ...............       41,700           1,410
     EchoStar Communications Corp. - Cl. A
       (US) ......................................       61,000           1,388
     Qwest Communications International,
       Inc. (US) .................................      371,176          15,218
     Sprint PCS (PCS Group) (US) .................      271,700           5,553
     Verizon Communications (US) .................      181,944           9,120
     WorldCom, Inc. (US) .........................      189,300           2,662
                                                                      ---------
                                                                         38,128

Telephone - 1.2%
     AT&T Corp. (US) .............................      107,100           1,854
     BellSouth Corp. (US) ........................       92,652           3,793
     SBC Communications, Inc. (US) ...............      509,780          24,342
     Sprint Corp. (US) ...........................      299,716           6,088
                                                                      ---------
                                                                         36,077

Transportation Services - 0.4%
     Canadian National Railway Co. (CA) ..........      113,300           3,364
     Ryder System, Inc. (US) .....................      169,260           2,814
     Union Pacific Corp. (US) ....................      137,032           6,954
                                                                      ---------
                                                                         13,132

U.S. Government Agencies - 0.9%
     Federal National Mortgage Assoc. (US) .......      299,500          25,982
                                                                      ---------
                               TOTAL COMMON STOCK-         58.4%      1,748,766

                                                          Par
                                                         Value
                                                        (000's)
CORPORATE BONDS

Personal & Commercial Lending - 0.6%
     MBNA Master Credit Card Trust (US)
     6.6% due 11/15/04 ...........................     $ 10,231          10,339
     MBNA Master Credit Card Trust II (US)
     6.4% due 01/18/05 ...........................        7,147           7,211
     Sears Credit Account Master Trust - Ser.
       1998-2 Cl. A (US)
     5.25% due 10/16/08 ..........................        1,000             986
                                                                      ---------
                            TOTAL CORPORATE BONDS-          0.6%         18,536

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
MANAGED FUND

                                                         Par           Market
                     Name of Issuer                     Value           Value
                                                       (000's)         (000's)
PUBLICLY-TRADED BONDS

Aerospace & Defense - 0.2%
     Boeing Cap. Corp. - Sr. Notes (US)
     7.1% due 09/27/05 ...........................   $      500      $      521
     Lockheed Martin Corp. - Bonds (US)
     8.5% due 12/01/29 ...........................        3,443           3,907
     Raytheon Co. - Notes (US)
     6.45% due 08/15/02 ..........................        2,290           2,281
                                                                     ----------
                                                                          6,709

Automobile - 0.5%
     Ford Motor Co. - Bonds (US)
     6.625% due 10/01/28 .........................       13,024          11,024
     General Motors (US)
     1.25% due 12/20/04 ..........................      500,000           4,353
     Hertz Corp. (US)
     7.625% due 08/15/07 .........................          500             515
                                                                     ----------
                                                                         15,892

Bank - 3.3%
     Bank of America Corp. - Sub. Notes (US)
     7.8% due 02/15/10 ...........................       15,713          16,354
     Banponce Financial Corp. Mountain Bank
       Ent - Ser C. (US)
     6.58% due 11/25/03 ..........................        8,900           8,946
     Development Bank of JAPAN (JP)
     1.75% due 06/21/10 ..........................      790,000           7,033
     European Investment Bank - Notes (XU)
     3.0% due 09/20/06 ...........................      620,000           6,048
     European Investment Bank - Sr. Unsub
       (LU)
     6.0% due 11/26/04 ...........................        1,350           2,035
     European Investment Bank (XU)
     8.75% due 08/25/17 ..........................          960           1,957
     European Investor Bank (LU)
     8.0% due 06/10/03 ...........................          250             393
     Federal Home Loan Bank - Notes (US)
     5.125% due 09/15/03 .........................        1,250           1,234
     International Bank of Reconstruction &
       Development - Notes (XU)
     2.0% due 02/18/08 ...........................    1,170,000          10,698
     International Bank of Reconstruction &
       Development - Debs. (XU)
     4.5% due 03/20/03 ...........................    1,080,000          10,251
     International Bank of Reconstruction &
       Development - Debs. (JP)
     4.75% due 12/20/04 ..........................      650,000           6,563
     International Bank of Reconstruction &
       Development - Debs. (XU)
     9.25% due 07/20/07 ..........................        2,710           4,811
     J.P. Morgan & Co., Inc. - Sr Notes (US)
     5.75% due 02/25/04 ..........................        2,000           1,964
     Korea Development Bank - Bonds (US)
     7.125% due 09/17/01 .........................        4,600           4,608
     Korea Development Bank - Notes (US)
     7.125% due 04/22/04 .........................        7,273           7,218
     Wells Fargo Bank NA - Sub. (US)
     7.55% due 06/21/10 ..........................        8,106           8,579
                                                                     ----------
                                                                         98,692

Brokerage & Investment Management - 0.3%
     Lehman Brothers Holdings, Inc. - Notes
       (US)
     6.5% due 10/01/02 ...........................        7,010           7,007
     6.625% due 04/01/04 .........................        2,000           1,993
     Regional Diversified Funding, Ltd. (US)
     9.25% due 03/15/30 ..........................        1,000           1,005
                                                                     ----------
                                                                         10,005

Business Services - 0.1%
     Comdisco, Inc. - Notes (US)
     5.95% due 04/30/02 ..........................        4,200           3,444

Computer Equipment - 0.1%
     International Business Machines
     Corp. - Notes (US)
     5.375% due 02/01/09 .........................          500             463
     5.625% due 04/12/04 .........................        2,870           2,830
                                                                     ----------
                                                                          3,293

Electric Power - 0.1%
     Ontario-Hydro (CA)
     9.0% due 06/24/02 ...........................        2,800           1,960

Financial Services - 5.4%
     Associates Corp. of North America - Sr
       Notes (US)
     5.5% due 02/15/02 ...........................        4,000           3,978
     6.25% due 11/01/08 ..........................        8,618           8,310
     Capital One Financial Corp. - Notes (US)
     7.25% due 12/01/03 ..........................        8,562           8,547
     Chase Commercial Mortgage Securities
       Corp. - Ser. 1997-1 Cl. A2 (US)
     7.37% due 02/19/07 ..........................       10,722          11,269
     Contimortgage Home Equity Loan Trust (US)
     6.0% due 12/25/16 ...........................       12,093          11,927
     Countrywide Funding Corp. (US)
     7.0% due 10/25/23 ...........................        7,256           7,277
     Credit Suisse First Boston Mortgage
       Securities Corp. (US)
     7.545% due 04/15/10 .........................        4,533           4,842
     First Union National Nank - Sub. Notes (US)
     7.8% due 08/18/10 ...........................        7,739           7,983
     General Motors Acceptance Corp. (US)
     7.5% due 07/15/05 ...........................        8,118           8,312
     Green Tree Financial Corp. (US)
     6.68% due 01/15/29 ..........................        9,471           9,512

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
MANAGED FUND

                                                         Par           Market
                     Name of Issuer                     Value           Value
                                                       (000's)         (000's)
PUBLICLY-TRADED BONDS - Continued

Financial Services - Continued
     Green Tree Financial Corp. - Ser. 1996-8
       Cl. A6 (US)
     7.6% due 10/15/27 ...........................   $    7,723      $    8,010
     Green Tree Financial Corporation - Ser
       1997-6 Cl. A7 (US)
     7.14% due 01/15/29 ..........................          500             511
     Household Finance Corp. - Sr. Notes (US)
     5.125% due 06/24/09 .........................        6,300           5,496
     Household Finance Corp. - Notes (US)
     7.875% due 03/01/07 .........................        7,369           7,670
     KFW International Finance - Debs. (US)
     10.625% due 09/03/01 ........................          500             769
     LB-UBS Commercial Mortgage Trust -
       Ser. 2000-C4 Cl. A2 (US)
     7.37% due 06/15/10 ..........................       15,318          16,242
     Lehman Brothers Holdings - Notes (US)
     7.75% due 01/15/05 ..........................        8,062           8,330
     Mortgage Capital Funding, Inc. - Ser
       1996 - MC2 Cl. A1 (US)
     6.758% due 02/20/04 .........................        9,997          10,114
     NiSource Finance Corp. Ser. 144A (a)
       (US)
     7.5% due 11/15/03 ...........................          500             513
     NiSource Finance Corp. - 144A (a) (US)
     7.875% due 11/15/10 .........................        1,375           1,445
     PNC Funding Corp. - Sub. Notes (US)
     7.5% due 11/01/09 ...........................        8,094           8,371
     Residential Asset Securities Corp. (US)
     6.11% due 05/25/24 ..........................        8,062           8,038
     Salomon, Inc. - Sr. Notes (US)
     7.2% due 02/01/04 ...........................        2,300           2,349
     Southern Pacific Secured Assets Corp.
       (US)
     6.27% due 03/25/19 ..........................        1,392           1,387
                                                                     ----------
                                                                        161,202

Food, Beverage & Tobacco - 0.2%
     Conagra Inc. - Notes (US)
     7.5% due 09/15/05 ...........................        1,000           1,045
     7.875% due 09/15/10 .........................          500             539
     Nabisco, Inc. - Deb. (US)
     7.55% due 06/15/15 ..........................        1,000             943
     Philip Morris Cos., Inc. - Debs. (US)
     8.25% due 10/15/03 ..........................        3,055           3,135
     The Kroger Co. (US)
     8.05% due 02/01/10 ..........................          500             538
     Williams Cos., Inc. - Notes (US)
     6.5% due 08/01/06 ...........................          500             494
                                                                     ----------
                                                                          6,694

Foreign - 0.3%
     Queensland Treasury Corp. - Bonds (AU)
     6.5% due 06/14/05 ...........................          460             264
     Queensland Treasury Corp. - Global
       Notes (AU)
     8.0% due 08/14/01 ...........................          400             225
     Queensland Treasury Corp. (AU)
     8.0% due 09/14/07 ...........................        1,395             875
     Treuhandanstalt (DE)
     7.75% due 10/01/02 ..........................        6,410           6,340
                                                                     ----------
                                                                          7,704

Foreign Governmental - 4.4%
     Government of Canada - Debs. (CA)
     9.75% due 06/01/21 ..........................        2,470           2,435
     11.0% due 06/01/09 ..........................        2,830           2,586
     12.0% due 03/01/05 ..........................        1,785           1,477
     Government of France - Bonds (FR)
     8.5% due 04/25/03 ...........................        7,300           7,437
     9.5% due 01/25/01 ...........................        6,860           6,456
     Government of Japan - Bonds (JP)
     2.2% due 09/21/20 ...........................      650,000           5,607
     Government of Netherlands -
     Bonds (NL)
     6.5% due 04/15/03 ...........................        8,100           7,909
     7.75% due 03/01/05 ..........................       10,700          11,221
     Government of Sweden - Debs. (SE)
     6.5% due 10/25/06 ...........................        9,200           1,070
     6.75% due 05/05/14 ..........................        4,700             584
     Government of Sweden - Bonds (SE)
     10.25% due 05/05/03 .........................       11,450           1,370
     Republic of Greece (GR)
     5.9% due 02/11/03 ...........................      200,000             563
     6.0% due 05/19/10 ...........................      435,000           1,245
     Hellenic Republic - Bonds (GR)
     5.95% due 03/24/05 ..........................      243,000             693
     Kingdom of Denmark - Bonds (DK)
     7.0% due 11/15/07 ...........................        6,300             881
     7.0% due 11/10/24 ...........................        3,000             449
     8.0% due 05/15/03 ...........................       13,650           1,833
     Kingdom of Spain - Notes (ES)
     3.1% due 09/20/06 ...........................    1,260,000          12,297
     Province of Ontario (CA)
     7.75% due 06/04/02 ..........................        4,000           4,101
     Province of Quebec - Debs (CA)
     7.5% due 09/15/29 ...........................        9,780          10,529
     Queensland Treasury Corp. (XU)
     6.0% due 06/14/11 ...........................          280             158
     Republic of Chile (US)
     6.875% due 04/28/09 .........................        3,795           3,686
     Republic of Italy - Notes (IT)
     3.5% due 06/20/01 ...........................      800,000           7,096
     Republic of Italy - Bonds (IT)
     4.5% due 05/01/09 ...........................       13,800          12,407
     Republic of Italy (XU)
     6.0% due 08/04/28 ...........................        1,600           2,637
     Republic of Italy - Debs. (IT)
     8.5% due 01/01/04 ...........................        6,600           6,854

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
MANAGED FUND

                                                          Par           Market
                     Name of Issuer                      Value           Value
                                                        (000's)         (000's)
PUBLICLY-TRADED BONDS - Continued

Foreign Governmental - Continued
     9.0% due 11/01/23 ...........................     $ 12,000        $ 15,982
     10.5% due 04/28/14 ..........................        1,250           2,677
                                                                       --------
                                                                        132,240

Health Care Products - 0.2%
     Beckman Instruments, Inc. - Sr. Notes
       (US)
     7.1% due 03/04/03 ...........................        4,837           4,771

Health Care Services - 0.1%
     Tenet Healthcare Corp. - Sr. Notes (US)
     8.0% due 01/15/05 ...........................        3,950           4,000
     United Healthcare - Notes (US)
     7.5% due 11/15/05 ...........................          500             517
                                                                       --------
                                                                          4,517

Leisure & Recreation - 0.0%
     MGM Mirage, Inc. (US)
     8.5% due 09/15/10 ...........................          500             515

Media - TV / Radio - 0.8%
     Belo AH Corp. - Sr. Notes (US)
     7.125% due 06/01/07 .........................          500             479
     CBS, Corp. - Sr. Notes (US)
     7.15% due 05/20/05 ..........................        3,525           3,591
     Chancellor Media Corp. (US)
     8.0% due 11/01/08 ...........................          750             746
     Charter Communication Holdings LLC -
       Sr. Notes (US)
     8.25% due 04/01/07 ..........................        1,000             915
     Clear Channel Communications (US)
     7.65% due 09/15/10 ..........................          500             511
     Fox Sports Networks LLC - Sr. Disc
       Notes (US)
     0.0% due 08/15/07 ...........................          750             637
     Fox/Liberty Networks LLC - Sr. Notes
       (US)
     8.875% due 08/15/07 .........................        1,000             995
     Liberty Media Corp. - Bonds (US)
     7.875% due 07/15/09 .........................        1,500           1,477
     News America, Inc. - Debs. (US)
     7.125% due 04/08/28 .........................        3,483           2,839
     Time Warner, Inc. (US)
     6.625% due 05/15/29 .........................        4,079           3,698
     Time Warner, Inc. - Debs (US)
     7.25% due 10/15/17 ..........................          500             490
     Time Warner, Inc. - Notes (US)
     8.18% due 08/15/07 ..........................        2,075           2,207
     Viacom, Inc. (US)
     7.7% due 07/30/10 ...........................        5,250           5,516
                                                                       --------
                                                                         24,101

Municipals - 0.2%
     Tennessee Valley Authority - Bonds (US)
     6.375% due 09/18/06 .........................       11,000           5,622

Natural Gas Distribution - 0.2%
     Florida Gas Transmission Co. (US)
     7.875% due 12/01/10 .........................          750             773
     KN Energy, Inc. - Sr. Notes (US)
     6.45% due 03/01/03 ..........................        4,590           4,579
     Williams Gas Pipeline Center - Sr. Notes
       144A (a) (US)
     7.375% due 11/15/06 .........................        1,300           1,336
                                                                       --------
                                                                          6,688

Oil - 0.1%
     Coastal Corp. (US)
     7.75% due 06/15/10 ..........................          500             527
     Conoco, Inc. - Notes (US)
     5.9% due 04/15/04 ...........................          500             495
     Pennzoil - Quaker State - Notes (US)
     8.65% due 12/01/02 ..........................          750             754
                                                                       --------
                                                                          1,776

Oil & Natural Gas Exploration & Production - 0.3%
     Amerada Hess Corp. - Bonds (US)
     7.875% due 10/01/29 .........................        2,749           2,874
     Gulf Canada Resources, Ltd. - Sr. Notes
       (CA)
     8.35% due 08/01/06 ..........................        4,460           4,527
                                                                       --------
                                                                          7,401

Oil - Equipment & Service - 0.1%
     Petroleum Geo-Services ASA - Sr. Notes
       (NO)
     7.125% due 03/30/28 .........................        4,519           3,642

Paper & Forest Products - 0.0%
     Fort James Corp. - Sr. Notes (US)
     6.875% due 09/15/07 .........................          500             445

Personal & Commercial Lending - 3.2%
     Asset Backed Securities Corp. - Series
       2000-LB1 Cl. AF2 (US)
     7.57% due 03/21/24 ..........................        6,795           6,918
     Citibank Credit Card Issuance Trust - Ser
       2000 Cl. C1 (US)
     7.45% due 09/15/07 ..........................          500             523
     Countrywide Alternative Loan Trust - Ser
       1999-1 Cl. A4 (US)
     6.75% due 06/25/29 ..........................        7,569           7,525
     Credit Suisse First Boston, Inc. (US)
     7.29% due 09/15/09 ..........................        8,062           8,496
     CS First Boston Mortgage Securities
       Corp. (US)
     6.91% due 01/15/08 ..........................        5,953           6,119
     EQCC Home Equity Loan Trust (US)
     6.223% due 06/25/11 .........................        7,498           7,476
     Ford Motor Credit Co. (US)
     1.2% due 02/07/05 ...........................      500,000           4,310

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
MANAGED FUND

                                                          Par           Market
                     Name of Issuer                      Value           Value
                                                        (000's)         (000's)
PUBLICLY-TRADED BONDS - Continued

Personal & Commercial Lending - Continued
     Ford Motor Credit Co. (LU)
     5.25% due 06/16/08 ..........................      $10,250         $ 4,669
     Ford Motor Credit Co. - Notes (US)
     6.125% due 04/28/03 .........................        3,000           2,973
     Ford Motor Credit Co. (US)
     7.875% due 06/15/10 .........................          500             515
     General Motors Acceptance Corp. (US)
     4.0% due 02/09/06 ...........................        6,800           5,913
     General Motors Acceptance Corp. -
       Bonds (US)
     5.5% due 01/14/02 ...........................        5,000           4,966
     Goldman Sachs Group, Inc. (US)
     7.8% due 01/28/10 ...........................        8,618           9,063
     Household Finance Corp. - Notes (US)
     6.0% due 05/01/04 ...........................        7,020           6,890
     Money Store Home Equity Trust - Ser
       1996-B A7 (US)
     7.55% due 02/15/20 ..........................        4,977           4,990
     Residential Asset Products (US)
     7.21% due 11/25/19 ..........................        8,500           8,522
     Residential Asset Securities Corp. (US)
     7.18% due 01/25/25 ..........................        4,000           4,053
     U.S. West Capital Funding, Inc. (US)
     6.875% due 07/15/28 .........................        2,709           2,369
                                                                        -------
                                                                         96,290

Pollution Control - 0.1%
     Waste Management, Inc. - Notes (US)
     7.7% due 10/01/02 ...........................          400             400
     WMX Technologies, Inc. - Notes (US)
     7.1% due 08/01/26 ...........................        1,000             988
     7.125% due 06/15/01 .........................        2,715           2,704
                                                                        -------
                                                                          4,092

Real Estate Investment Trust - 0.5%
     Residential Asset Securitization Trust -
       Ser. 1998-A8 Cl. A3 (US)
     6.75% due 08/25/28 ..........................       14,765          14,698

Retail - Department Stores - 0.5%
     Federated Department Stores, Inc. - Sr
       Notes (US)
     8.5% due 06/15/03 ...........................        6,502           6,691
     Wal Mart Stores, Inc. (US)
     7.55% due 02/15/30 ..........................        7,405           8,217
                                                                        -------
                                                                         14,908

Telecommunication Equipment - 0.0%
     Crown Castle International Corp. - Sr
       Notes (US)
     10.75% due 08/01/11 .........................        1,000           1,037
     Spectrasite Holdings, Inc. - Sr. Notes
       Ser. B (US)
     10.75% due 03/15/10 .........................          500             445
                                                                        -------
                                                                          1,482

Telecommunication Services - 0.2%
     CSC Holdings, Inc. - Sr. Notes (US)
     8.125% due 07/15/09 .........................        5,000           5,111
     Vodafone Group plc - Notes (US)
     7.625% due 02/15/05 .........................          500             515
                                                                        -------
                                                                          5,626

Telephone - 0.4%
     AT&T Corp. - Notes (US)
     5.625% due 03/15/04 .........................        4,000           3,821
     CenturyTel, Inc. - Sr. Notes Ser. H (US)
     8.375% due 10/15/10 .........................        2,000           2,083
     MCI WorldCom, Inc. - Notes (US)
     7.75% due 04/01/07 ..........................        5,289           5,298
                                                                        -------
                                                                         11,202

U.S. Government Agencies - 11.3%
     Federal Home Loan Mortgage Corp. (XU)
     0.0% due 09/15/10 ...........................        5,375           5,176
     Federal National Mortgage Assoc. - Notes
       (US)
     4.75% due 11/14/03 ..........................       11,000          10,744
     7.0% due 07/15/05 ...........................        5,200           5,458
     Federal National Mortgage Assoc. (US)
     6.0% due 01/25/30 ...........................       34,287          33,194
     6.0% due 05/15/08 ...........................       13,000          13,049
     6.375% due 06/15/09 .........................       16,500          16,920
     6.5% due 01/25/15 ...........................       17,244          17,239
     6.5% due 01/25/30 ...........................       11,843          11,680
     6.5% due 07/01/29 ...........................        2,994           2,953
     6.5% due 08/01/13 ...........................        2,928           2,927
     6.5% due 08/01/30 ...........................        1,990           1,963
     6.75% due 08/15/02 ..........................       15,767          16,028
     7.0% due 01/25/30 ...........................       38,208          38,268
     7.0% due 04/01/29 ...........................       12,868          13,053
     7.0% due 11/01/30 ...........................        3,993           3,999
     7.0% due 12/01/30 ...........................        1,000           1,002
     7.25% due 05/15/30 ..........................       13,608          15,487
     7.5% due 01/25/15 ...........................       20,961          21,406
     7.5% due 01/25/30 ...........................       29,230          29,659
     7.5% due 11/01/30 ...........................        7,993           8,110
     7.5% due 12/01/30 ...........................        3,000           3,044
     8.0% due 01/25/30 ...........................       15,054          15,426
     8.0% due 12/01/29 ...........................        3,000           3,074

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
MANAGED FUND

                                                          Par           Market
       Name of Issuer                                    Value          Value
                                                        (000's)        (000's)
PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - Continued
     Government National Mortgage Assoc.
          (US)
     6.0% due 12/15/28 ........................       $   3,969    $    3,851
     7.0% due 08/15/29 ........................           1,492         1,499
     7.5% due 10/15/30 ........................           3,997         4,066
     7.5% due 11/15/30 ........................             999         1,016
     7.5% due 12/15/30 ........................          10,892        11,079
     8.0% due 11/15/30 ........................           7,994         8,204
     8.0% due 12/15/17 ........................          17,829        18,425
                                                                    ---------
                                                                      337,999

U.S. Governmental - 5.4%
     U.S. Treasury - Notes (US)
     5.25% due 08/15/03 .......................           4,875         4,890
     5.625% due 02/15/06 ......................           4,500         4,605
     5.625% due 05/15/08 ......................           4,000         4,105
     5.75% due 08/15/10 .......................           2,500         2,620
     5.875% due 11/15/05 ......................           7,699         7,964
     6.25% due 02/15/07 .......................          13,500        14,251
     6.375% due 08/15/02 ......................           4,250         4,321
     6.875% due 05/15/06 ......................           2,000         2,163
     U.S. Treasury - Bonds (US)
     5.25% due 02/15/29 .......................          10,658        10,210
     5.875% due 11/15/04 ......................          11,635        11,939
     6.75% due 08/15/26 .......................          14,010        16,212
     8.875% due 08/15/17 ......................          57,564        78,243
                                                                    ---------
                                                                      161,523
                                                                    ---------
TOTAL PUBLICLY-TRADED BONDS- ..................            38.5%    1,155,133


SHORT-TERM INVESTMENTS - 8.1%
     Investment in joint trading account
          (Note B) (US)
     6.695% due 01/02/01 ......................         242,351       242,351
                                                      ---------    ----------
    TOTAL INVESTMENTS- ........................           105.6%    3,164,786
Payables, less cash and receivables- ..........            (5.6)%    (168,992)
                                                      ---------    ----------
       NET ASSETS- ............................           100.0%    2,995,794
                                                      =========    ==========
ADR  - American Depository Receipt

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, securities aggregated $3,294 or 0.01% of net assets of the Portfolio.

See notes to financial statements.


SUMMARY OF LONG-TERM SECURITIES BY COUNTRY

                                                                          % of
                                                            Market     Long-Term
                                        Country             Value        Invest-
    Industry                            Abbreviation       (000s)         ments
Australia .........................         AU         $    1,365         0.1%
Greece ............................         GR              2,501         0.1%
Sweden ............................         SE              3,024         0.1%
Denmark ...........................         DK              3,163         0.1%
Panama ............................         PA              3,599         0.1%
Norway ............................         NO              3,642         0.1%
Finland ...........................         FI              4,772         0.2%
Germany ...........................         DE              6,339         0.2%
Luxembourg ........................         LU              7,097         0.3%
United Kingdom ....................         GB             12,272         0.4%
Spain .............................         ES             12,297         0.4%
France ............................         FR             13,893         0.5%
Japan .............................         JP             19,202         0.7%
Bermuda ...........................         BM             26,812         0.9%
Netherlands .......................         NL             38,945         1.3%
Supra National ....................         XU             41,735         1.4%
Canada ............................         CA             43,793         1.5%
Italy .............................         IT             45,017         1.5%
United States .....................         US          2,632,967        90.1%
                                                       ----------       -----
                                                       $2,922,435       100.0%
                                                       ==========       =====

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND

                                                          Par           Market
           Name of Issuer                                Value          Value
                                                        (000's)        (000's)
CORPORATE BONDS

Financial Services - 1.3%
     Chase Credit Card Master Trust - Cl. A 1998-3
     6.0% due 08/15/05 .............................     $1,075        $1,080

Personal & Commercial Lending - 1.2%
     MBNA Master Credit Card Trust
     6.6% due 11/15/04 .............................        935           945
                                                                       ------
                              TOTAL CORPORATE BONDS-        2.5%        2,025


PUBLICLY-TRADED BONDS

Aerospace & Defense - 0.6%
     Raytheon Co. - Notes
     6.45% due 08/15/02 ............................        500           498

Bank - 8.8%
     BankBoston Corp. - Sr. Notes
     6.125% due 03/15/02 ...........................      1,900         1,899
     Banponce Corp. - Notes
     6.54% due 11/06/01 ............................      1,000         1,003
     Capital One Bank - Notes
     7.0% due 04/30/01 .............................      1,000         1,002
     First Union Corp. - Notes
     6.95% due 11/01/04 ............................        500           506
     J.P. Morgan & Co., Inc. - Sr. Notes
     5.75% due 02/25/04 ............................      1,000           982
     Star Banc Corp. - Notes
     5.875% due 11/01/03 ...........................        600           593
     Westpac Banking Corp. - Sub. Debs .............
     9.125% due 08/15/01 ...........................      1,000         1,017
                                                                       ------
                                                                        7,002

Brokerage & Investment Management - 3.6%
     Donaldson, Lufkin & Jenrette, Inc. - Sr. Notes
     5.875% due 04/01/02 ...........................      1,900         1,894
     Lehman Brothers Holdings, Inc. - Notes
     6.5% due 10/01/02 .............................        470           470
     Morgan Stanley, Dean Witter, Discover & Co. ...
     5.625% due 01/20/04 ...........................        500           490
                                                                       ------
                                                                        2,854

Business Services - 0.5%
     Comdisco, Inc. - Notes
     5.95% due 04/30/02 ............................        500           410

Computer Equipment - 0.6%
     International Business Machines Corp. - Notes
     5.625% due 04/12/04 ...........................        500           493

Cosmetic & Personal Care - 2.5%
     Dial Corp. - Notes
     5.9% due 10/25/01 .............................      2,000         1,982

Diversified Operations - 3.3%
     CMS Panhandle Holding - Sr. Notes
     6.125% due 03/15/04 ...........................      1,000           963
     El Paso Energy Corp. - Sr. Notes
     6.625% due 07/15/01 ...........................        500           500


Diversified Operations - Continued
     Tyco International Group SA
     6.125% due 06/15/01 ...........................     $1,200        $1,195
                                                                       ------
                                                                        2,658

Electric Power - 0.6%
     Niagara Mohawk Power Corp. - Sr. Notes
     7.25% due 10/01/02 ............................        499           504

Financial Services - 11.6%
     Associates Corp. of North America - Sr. Notes
     5.75% due 11/01/03 ............................        450           444
     General Electric Capital Corp. ................
     7.5% due 05/15/05 .............................      3,150         3,327
     General Motors Acceptance Corp. - Notes
     7.48% due 02/28/03 ............................      1,200         1,225
     Green Tree Financial Corp. - Ser. 1996-8 Cl. A6
     7.6% due 10/15/27 .............................        680           705
     Heller Financial, Inc. - Notes
     6.25% due 03/01/01 ............................      1,500         1,499
     Lehman Brothers Holdings - Notes
     6.625% due 02/05/06 ...........................        600           594
     PNC Funding Corp. .............................
     7.0% due 09/01/04 .............................        500           509
     Salomon, Inc. - Sr. Notes
     7.2% due 02/01/04 .............................        500           511
     U.S. West Capital Funding, Inc. ...............
     6.875% due 08/15/01 ...........................        500           501
                                                                       ------
                                                                        9,315

Food, Beverage & Tobacco - 0.8%
     Philip Morris Cos., Inc. - Debs ...............
     8.25% due 10/15/03 ............................        640           657

Health Care Products - 1.8%
     Beckman Instruments, Inc. - Sr. Notes
     7.1% due 03/04/03 .............................      1,475         1,455

Health Care Services - 0.5%
     Tenet Healthcare Corp. - Sr. Notes
     8.625% due 12/01/03 ...........................        360           368

Media - TV / Radio - 1.3%
     Continental Cablevision - Sr. Notes
     8.5% due 09/15/01 .............................      1,010         1,021

Natural Gas Distribution - 2.3%
     Enron Corp. - Debs ............................
     9.125% due 04/01/03 ...........................        500           527
     KN Energy, Inc. - Sr. Notes
     6.45% due 03/01/03 ............................      1,300         1,297
                                                                       ------
                                                                        1,824

Oil - 1.3%
     Coastal Corp. - Sr. Notes
     8.125% due 09/15/02 ...........................        500           517

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND

                                                          Par           Market
                   Name of Issuer                        Value          Value
                                                        (000's)        (000's)
PUBLICLY-TRADED BONDS - Continued

Oil - Continued
     Conoco, Inc. - Notes
     5.9% due 04/15/04 ................................. $  550        $  545
                                                                       ------
                                                                        1,062

Oil & Natural Gas Exploration & Production - 1.5%
     Gulf Canada Resources, Ltd. - Sr. Notes
     8.35% due 08/01/06 ................................    170           179
     Occidental Petroleum Corp. - Notes
     8.5% due 11/09/01 .................................  1,000         1,012
                                                                       ------
                                                                        1,191

Oil - Equipment & Service - 1.2%
     Petroleum-Geo Services ASA - Bonds
     6.25% due 11/19/03 ................................  1,000           979

Personal & Commercial Lending - 7.6%
     American General Finance Corp. - Notes
     5.75% due 11/23/01 ................................  1,270         1,266
     Asset Backed Securities Corp. - Series 2000-LB1
          Cl. AF2
     7.57% due 03/21/24 ................................    177           180
     Covenant Transport, Inc. - Cl. A
     7.6% due 12/15/29 .................................    252           259
     Ford Motor Credit Co. - Sr. Notes
     5.75% due 02/23/04 ................................  1,500         1,452
     Green Tree Financial Corp. - Ser. 1996-F
     7.3% due 01/15/28 .................................    131           132
     Household Finance Corp. - Notes
     6.0% due 05/01/04 .................................  1,000           981
     Money Store Home Equity Trust - Ser 1996-B A7 .....
     7.55% due 02/15/20 ................................    146           146
     Money Store Home Equity Trust - Ser 1997-D AF3 ....
     6.345% due 11/15/21 ...............................    227           227
     Residential Asset and Mortgage Products
     7.21% due 11/25/19 ................................  1,500         1,504
                                                                       ------
                                                                        6,147

Pollution Control - 0.7%
     WMX Technologies, Inc. - Notes
     7.125% due 06/15/01 ...............................    570           568

Real Estate Investment Trust - 0.4%
     Residential Asset Securitization Trust - Ser. 1998-
          A8 Cl. A3
     6.75% due 08/25/28 ................................    293           292

Retail - Department Stores - 2.5%
     Dillard's, Inc. - Notes
     5.79% due 11/15/01 ................................    975           895
     Federated Department Stores, Inc. - Sr. Notes
     8.5% due 06/15/03 .................................  1,090         1,122
                                                                       ------
                                                                        2,017

Retail - Food - 0.6%
     Safeway, Inc. - Notes
     5.875% due 11/15/01 ............................       500           498

Telecommunication Services - 1.9%
     Cox Communications, Inc. - Notes
     7.0% due 08/15/01 ..............................     1,500         1,496

Telephone - 1.9%
     MCI Worldcom, Inc. - Sr. Notes
     6.125% due 08/15/01 ............................     1,500         1,495

Transportation Services - 2.5%
     Norfolk Southern Corp. - Notes
     6.875% due 05/01/01 ............................     2,000         1,999

U.S. Government Agencies - 20.2%
     Federal Home Loan Bank
     8.0% due 06/01/10 ..............................     1,181         1,218
     Federal Home Loan Mortgage Corp.
     7.75% due 01/15/21 .............................       292           292
     Federal National Mortgage Assoc.
     6.375% due 10/15/02 ............................     3,500         3,546
     6.5% due 09/01/02 ..............................     1,380         1,375
     6.75% due 08/15/02 .............................     3,750         3,812
     7.0% due 01/01/03 ..............................     4,166         4,164
     7.0% due 12/01/10 ..............................     1,692         1,715
                                                                       ------
                                                                       16,122

U.S. Governmental - 13.2%
     U.S. Treasury
     4.25% due 11/15/03 .............................       530           518
     4.5% due 01/31/01 ..............................       910           909
     5.875% due 02/15/04 ............................     2,810         2,867
     U.S. Treasury - Bonds
     5.875% due 11/15/04 ............................     6,190         6,351
                                                                       ------
                                                                       10,645
                                                                       ------
                        TOTAL PUBLICLY-TRADED BONDS-       94.3%       75,552


SHORT-TERM INVESTMENTS - 1.6%

Investment in joint trading account (Note B)
     6.695% due 01/02/01 ............................     1,289         1,289
                                                         ------        ------
                                   TOTAL INVESTMENTS-      98.4%       78,866
                 Cash and Receivables, less payables-       1.6%        1,243
                                                         ------        ------
                                          NET ASSETS-     100.0%       80,109
                                                         ======        ======

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
SMALL CAP EQUITY FUND

                                                                        Market
                     Name of Issu                        Shares         Value
                                                                       (000's)
COMMON STOCK

Aerospace & Defense - 0.5%
     Armor Holdings, Inc. * .........................    20,400        $  356

Automobile - 1.3%
     ANC Rental Corporation * .......................    58,400           204
     Oshkosh Truck Corp. ............................    16,200           713
                                                                       ------
                                                                          917

Bank - 3.1%
     Community Bankshares, Inc. .....................     9,500           122
     First Midwest Bancorp, Inc. ....................     2,100            60
     Fulton Financial Corporation ...................    15,800           365
     Net.B@nk, Inc. * ...............................    38,900           255
     San Juan Basin Royalty Trust ...................    49,600           626
     Silicon Valley Bancshares * ....................    14,700           508
     Waypoint Financial Corp. * .....................    25,800           284
                                                                       ------
                                                                        2,220

Business Services - 0.0%
     Digital Insight Corp. * ........................     1,200            22

Chemical - 1.2%
     OM Group, Inc. .................................     9,900           541
     Spartech Corp. .................................    13,900           286
                                                                       ------
                                                                          827

Commercial Sevices - 2.8%
     HeadHunter.NET, Inc. * .........................    48,300           344
     Korn/Ferry International * .....................     8,000           170
     NetCreations, Inc. * ...........................    39,000           267
     Niku Corporation * .............................    26,100           191
     Official Payments Corp. * ......................    30,700           211
     Quanta Services, Inc. * ........................     7,600           244
     RPM, Inc. ......................................    36,400           312
     Steiner Leisure, Ltd. * ........................    15,000           210
                                                                       ------
                                                                        1,949

Computer Equipment - 0.2%
     Network Engines, Inc. ..........................     8,200            35
     UNOVA, Inc. * ..................................    26,000            94
                                                                       ------
                                                                          129

Computer Software & Services - 9.8%
     About.com, Inc. * ..............................    31,200           840
     Agency.Com Inc. * ..............................    14,400            56
     Ask Jeeves, Inc. * .............................    26,800            65
     Blue Martini Software, Inc. ....................     7,700           102
     Broadbase Software, Inc. * .....................    31,600           198
     Cambridge Technology Partners, Inc. * ..........    65,900           173
     Click Commerce, Inc. * .........................    14,000           292
     click2learn.com, Inc. * ........................    31,900           311
     CNET Networks, Inc. ............................     6,600           105
     Corio, Inc. ....................................    48,600           100
     Digex, Inc. * ..................................    14,300           322
     Extensity, Inc. * ..............................    20,700           125
     Harris Interactive, Inc. * .....................    31,900           118
     Informax, Inc. * ...............................    18,800           195
     Ixia * .........................................    10,900           249
     MatrixOne, Inc. * ..............................    14,200           258
     MicroStrategy, Inc. * ..........................    28,400           270
     Moldflow Corp. * ...............................     7,100           162
     National Information Consortium, Inc. *  .......    61,800            95
     OpenTV Corp. * .................................    28,500           296
     Otg Software, Inc. * ...........................    11,600           187
     PC-Tel, Inc. * .................................    26,900           289
     Pixar, Inc. * ..................................     4,600           138
     Resonate, Inc. * ...............................     6,000            57
     Riverdeep Group plc - ADR * ....................     9,700           194
     RSA Security, Inc. * ...........................     7,500           397
     Saba Software, Inc. ............................    10,900           172
     Selectica, Inc. * ..............................    12,900           312
     SignalSoft Corp. * .............................    11,900           117
     VIA NET.WORKS, Inc. * ..........................    46,400           177
     Websense, Inc. * ...............................    14,200           206
     Witness Systems, Inc. * ........................    14,100           190
     WorldGate Communications, Inc. * ...............    17,900            68
                                                                       ------
                                                                        6,836

Consumer Miscellaneous - 1.8%
     Libbey, Inc. ...................................    21,700           659
     NetRatings, Inc. * .............................    15,900           234
     The Scotts Company - Cl A * ....................    10,800           399
                                                                       ------
                                                                        1,292

Diversified Operations - 1.9%
     Donaldson Co., Inc. ............................    24,400           679
     Ionics, Inc. * .................................    16,100           457
     WESCO International, Inc. * ....................    23,600           171
                                                                       ------
                                                                        1,307

Electric Power - 0.7%
     MDU Resources Group, Inc. ......................    14,900           484

Electrical Equipment - 1.9%
     Advanced Energy Industries, Inc. * .............    29,400           661
     Integrated Electrical Services, Inc. *  ........    29,500           175
     Pentair, Inc. ..................................    21,700           525
                                                                       ------
                                                                        1,361

Electronic Products & Services - 18.7%
     American Superconductor Corporation *  .........    15,400           440
     Anadigics, Inc. * ..............................    34,300           562
     Anaren Micro Circuits, Inc. ....................    18,800         1,263
     ASM International N.V. * .......................    26,500           247
     AUGUST TECHNOLOGY Corp. ........................    17,900           232
     BE SEMICONDUCTOR INDUSTRIES ....................     7,000            64
     Cymer, Inc. * ..................................    27,200           700
     DSP Group, Inc. * ..............................    12,000           253
     DuPont Photomasks, Inc. * ......................     4,600           243
     Electro Scientific Industries, Inc. * ..........    24,900           697
     Electroglas, Inc. * ............................    38,800           594

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000

--------------------------------------------------------------------------------
SMALL CAP EQUITY FUND

                                                                        Market
              Name of Issuer                             Shares         Value
                                                                       (000's)
COMMON STOCK - Continued

Electronic Products & Services - Continued
     EMCORE Corporation * ...........................    27,000       $ 1,269
     Exar, Corp. * ..................................    19,000           589
     Helix Technology Corp. .........................    25,900           613
     LTX Corp. * ....................................    63,500           822
     MedQuist, Inc. * ...............................    21,600           346
     Microtune, Inc. * ..............................     6,600           109
     Nanometrics, Inc. * ............................    19,700           272
     OmniVision Technologies, Inc. ..................    12,400            40
     ON Semiconductor corporation * .................    59,100           310
     Parthus Technologies plc - ADR * ...............     7,200           189
     Power Integrations, Inc. * .....................    25,300           291
     Rudolph Technologies, Inc. * ...................    10,900           329
     Sawtek, Inc. * .................................     7,700           356
     Silicon Valley Group, Inc. * ...................    25,800           742
     SpeedFAm-IPEC, Inc. * ..........................    53,700           325
     Therma-Wave, Inc. * ............................    33,200           465
     Veeco Instruments Inc. * .......................     7,800           313
     Zoran Corp. * ..................................    14,400           223
     Zygo Corporation * .............................     8,600           243
                                                                       ------
                                                                       13,141

Energy - Alternative Source - 0.9%
     Proton Energy Systems, Inc. * ..................     9,500           100
     Rayovac Corporation * ..........................    19,100           271
     Valence Technology, Inc. * .....................    25,000           233
                                                                       ------
                                                                          604

Engineering & Construction - 0.4%
     York International Corp. .......................     9,500           291

Financial Services - 2.3%
     American Capital Strategies, Ltd. ..............    30,600           771
     AmeriCredit Corp. * ............................    29,000           790
     LendingTree, Inc. * ............................    32,500            67
                                                                       ------
                                                                        1,628

Food, Beverage & Tobacco - 2.4%
     Corn Products International, Inc. ..............    19,700           573
     Flowers Industries, Inc. .......................    22,600           356
     Suiza Foods Corp. * ............................    15,400           739
                                                                       ------
                                                                        1,668

Health Care Products - 9.3%
     3 Dimensional Pharmaceuticals, Inc. * ..........    14,200           210
     Aclara Biosciences Inc. * ......................    14,200           154
     Antigenics, Inc. * .............................    22,800           252
     Aviron * .......................................    10,800           722
     Charles River Laboratories * ...................     9,600           263
     ChromaVision Medical Systems, Inc. * ...........    35,600            93
     Diversa Corp. ..................................    17,200           308
     Durect Corp. * .................................    17,100           205
     Exelixis, Inc. * ...............................    41,000           600
     Genaissance Pharmaceuticals, Inc. * ............    14,800           266
     Gene Logic, Inc. * .............................    19,700           362
     Heska Corporation * ............................    89,900            62
     ILEX Oncology, Inc. * ..........................    19,600           516
     Illumina, Inc. .................................    14,000           225
     Lexicon Genetics Incorporated * ................    18,500           308
     Tanox, Inc. * ..................................    11,400           447
     Trimeris, Inc. * ...............................    14,800           812
     Vical Incorporated * ...........................    23,900           442
     ViroPharma Incorporated * ......................    14,700           213
                                                                       ------
                                                                        6,460

Health Care Services - 1.7%
     Kendle International, Inc. * ...................    24,200           240
     LifePoint Hospitals, Inc. * ....................    12,000           602
     Orthodontic Centers of America, Inc. *  ........    10,500           328
                                                                       ------
                                                                        1,170

Insurance - 4.5%
     Everest Re Group, Ltd. .........................    17,100         1,225
     Fidelity National Financial, Inc. ..............    29,800         1,101
     First American Financial Corp. .................    24,100           792
     Zenith National Insurance Corp. ................       400            12
                                                                       ------
                                                                        3,130

Leisure & Recreation - 5.3%
     Championship Auto Racing Teams, Inc. *  ........    14,500           304
     Cheap Tickets, Inc. * ..........................    40,300           393
     Hotel Reservations Network, Inc. - Cl. A * .....     5,700           162
     International Speedway Corp. - Cl. A ...........    11,200           426
     Polaris Industries Inc. ........................    29,500         1,173
     Speedway Motorsports, Inc. * ...................    27,700           665
     World Wrestling Federation Entertainment,
          Inc .......................................    33,100           529
                                                                       ------
                                                                        3,652

Machinery - 0.5%
     Columbus McKinnon Corp. ........................    25,200           224
     SonoSite, Inc. * ...............................     7,600            97
                                                                       ------
                                                                          321

Media - Publishing - 1.1%
     Banta Corporation ..............................    15,200           386
     Radio One, Inc. - Cl. D * ......................    34,900           384
                                                                       ------
                                                                          770

Media - TV / Radio - 5.7%
     24/7 Media, Inc. ...............................    41,000            22
     ACTV, Inc. * ...................................    27,700           118
     BHC Communications, Inc. - Cl. A * .............     2,000           258
     Citadel Communications Corp. * .................    32,000           384
     Crown Media Holdings , Inc. ....................    27,500           559
     Entercom Communications Corp. * ................     7,200           248
     Entravision Communications - Cl. A * ...........    20,000           367
     Insight Communications Company, Inc. *  ........    25,800           606
     Martha Stewart Living Omnimedia, Inc. -
          Cl. A * ...................................    16,000           321
     Mediacom Communications Corp. *  ...............    22,800           392

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
SMALL CAP EQUITY FUND

                                                                        Market
          Name of Issuer                                 Shares         Value
                                                                       (000's)
COMMON STOCK - Continued

Media - TV / Radio - Continued
     Sirius Satellite Radio Inc. * .................     14,600        $  437
     Tivo, Inc. * ..................................     17,000            91
     Westwood One, Inc. * ..........................      9,000           174
                                                                       ------
                                                                        3,977

Metals & Mining - 0.4%
     Kaiser Aluminum Corporation ...................     78,100           288

Natural Gas Distribution - 2.4%
     Energen Corp. .................................     14,600           470
     Midcoast Energy Resources, Inc. ...............      3,900            85
     New Jersey Resources Corporation ..............      9,800           424
     WGL Holdings , Inc. ...........................     24,000           730
                                                                       ------
                                                                        1,709

Oil - Equipment & Service - 0.9%
     Hydril Co. * ..................................     10,000           176
     SEACOR SMIT, Inc. .............................      9,200           484
                                                                       ------
                                                                          660

Paper & Forest Products - 0.2%
     Caraustar Industries, Inc. ....................     18,100           170

Real Estate Development - 0.5%
     Trammell Crow Company * .......................     25,400           343

Real Estate Investment Trust - 0.4%
     MeriStar Hospitality Corp. ....................     12,400           244

Real Estate Operations - 1.2%
     CB Richard Ellis Services, Inc. * .............     27,200           398
     Insignia Financial Group, Inc. * ..............     39,700           471
                                                                       ------
                                                                          869

Retail - Department Stores - 2.9%
     American Eagle Outfitters, Inc. * .............     11,700           494
     Dollar Thrifty Automotive Group, Inc. * .......     15,700           294
     Dollar Tree Stores, Inc. * ....................     18,500           453
     Factory 2-U Stores Inc. * .....................     14,900           494
     Williams-Sonoma, Inc. .........................     14,300           286
                                                                       ------
                                                                        2,021

Retail - Food - 1.2%
     Buca, Inc. * ..................................     20,300           298
     Ruby Tuesday, Inc. ............................     33,700           514
                                                                       ------
                                                                          812

Shoe & Apparel Manufacturing - 1.6%
     Kellwood Co. ..................................     20,900           442
     Novel Denim Holdings Limited * ................     16,000           140
     Stride Rite Corp. .............................     39,300           275
     Tommy Hilfiger Corp. * ........................     25,500           250
                                                                       ------
                                                                        1,107

Steel - 0.4%
     Remec, Inc. * .................................     30,600           294


Telecommunication Equipment - 1.1%
     Advanced Fibre Communications, Inc. *  ........      6,700           121
     Advanced Switching Communications, Inc. * .....     16,200            79
     Carrier Access Corp. ..........................     39,900           359
     Superior Telecom, Inc. ........................     43,500            84
     WebEx Communications, Inc. * ..................      7,500           157
                                                                       ------
                                                                          800

Telecommunication Services - 1.7%
     Allied Riser Communications Corp. * ...........     74,400           151
     Aspect Communications Corp. * .................     46,400           373
     Focal Communications Corp. * ..................     30,900           216
     Intermedia Communications, Inc. * .............     19,000           137
     interWave Communications Int., Ltd. *  ........     46,900            73
     OmniSky Corp. * ...............................     30,900           257
                                                                       ------
                                                                        1,207

Transportation Services - 3.4%
     Alaska Air Group, Inc. * ......................     10,900           324
     America West Holdings Corp. - Cl. B *  ........     22,400           287
     Landstar Systems, Inc. ........................      9,700           538
     USFreightways Corp. ...........................     10,700           322
     Werner Enterprises, Inc. ......................     56,000           952
                                                                       ------
                                                                        2,423
                                                                       ------
TOTAL COMMON STOCK- ................................       96.3%       67,459

                                                          Par
                                                         Value
                                                        (000's)
SHORT-TERM INVESTMENTS - 4.6%
     Investment in joint trading account (Note B)
          6.695% due 01/02/01 ......................   $   3,191        3,191
                                                       ---------       ------
                                  TOTAL INVESTMENTS-      100.9%       70,650
                Payables, less cash and receivables-       (0.9)%        (619)
                                                       ---------       ------
                                         NET ASSETS-      100.0%       70,031
                                                       =========       ======

*    Non-income producing security.
ADR-American Depository Receipt

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND

                                                                        Market
         Name of Issuer                                  Shares         Value
                                                                       (000's)
COMMON STOCK

Australia - 0.8%
     Brambles Industries, Ltd. (DIOP) ..............     13,553        $  317
     Publishing & Broadcasting, Ltd. (MEDP) ........     48,083           349
     Telstra Corp., Ltd. (TELS) ....................     89,907           321
                                                                       ------
                                                                          987

Belgium - 0.8%
     Dexia (BANK) ..................................      2,078           376
     Fortis (B) (INSU) .............................     16,540           537
     UCB SA (HEAL) .................................      1,180            44
                                                                       ------
                                                                          957

Bermuda - 0.1%
     Dao Heng Bank Group, Ltd. (BANK)  .............     17,000            97

Brazil - 0.7%
     Petroleo Brasileiro SA * (OILX) ...............      7,000           177
     Telecomunicacoes Brasileiras SA - ADR
     (UTIT) ........................................      7,014           511
     Unibanco - Uniao de Bancos Brasileiros SA
     - GDR (BANK) ..................................      4,985           147
                                                                       ------
                                                                          835

Canada - 1.2%
     Alcan Aluminum, Ltd. (META) ...................      9,632           330
     Celestica, Inc. * (COMM) ......................     12,952           702
     Nortel Networks Corp. (TELE) ..................      6,833           220
     Royal Bank of Canada (BANK) ...................      5,280           179
                                                                       ------
                                                                        1,431

Denmark - 0.0%
     Tele Danmark AS (TELS) ........................      1,530            62

Finland - 2.4%
     Nokia Oyj (HEAL) ..............................     66,035         2,945

France - 13.3%
     Alcatel (TELE) ................................     18,930         1,075
     Altran Technologies, Inc. SA (AERO)  ..........        950           215
     Aventis SA * (HEAL) ...........................      2,706           236
     AXA SA (INSU) .................................     11,455         1,657
     Banque Nationale de Paris (BANK) ..............     15,370         1,349
     Bouygues SA (CONT) ............................      4,390           199
     Canal Plus (MEDI) .............................        643             2
     Cap Gemini SA (COMM) ..........................      2,050           331
     Compagnie de St. Gobain (CONS) ................      3,400           534
     Groupe Danone (FOOD) ..........................        930           140
     Hermes International (RETS) ...................      1,430           203
     L'Oreal SA (HNBA) .............................      2,030           174
     Lafarge SA (CONS) .............................        606            51
     Legrand SA (ELEQ) .............................      2,464           498
     Louis Vuitton Moet Hennessy (FOOD) ............      1,910           126
     Rhone-Poulenc SA (BANK) .......................     19,509         1,713
     Sanofi-Synthelabo SA * (HEAL) .................     16,518         1,101
     Schneider SA (MACH) ...........................      2,621           191
     Societe Generale - Cl. A (BANK) ...............      3,882           241
     Societe Television Francaise 1 (MEDI) .........     16,520           892
     Sodexho Alliance SA (LEIS) ....................        784           145
     STMICROELECTRONICS (ETRN)  ....................     11,303           494
     Total Fina SA - Cl. B (OILX) ..................     17,158         2,552
     Vivendi Universal SA (DIOP) ...................     28,343         1,866
                                                                       ------
                                                                       15,985

Germany - 4.0%
     Allianz AG - Reg. (INSU) ......................      2,315           866
     Bayer AG (CHEM) ...............................      4,705           247
     Bayerische Vereinsbank AG (BANK) ..............     12,991           736
     Deutsche Bank AG (BANK) .......................     13,634         1,146
     Deutsche Telekom AG (UTIT) ....................      2,945            89
     E.On AG (DIOP) ................................      9,935           605
     Gehe AG (HEAL) ................................      7,078           267
     Rhoen-Klinikum AG (HEAL) ......................      1,720            97
     SAP AG (SOFT) .................................      5,000           581
     Siemens AG (DIOP) .............................      1,318           172
                                                                       ------
                                                                        4,806

Hong Kong - 2.2%
     Cheung Kong (Holdings), Ltd. (READ)  ..........     52,000           665
     China Telecom (Hong Kong), Ltd. (TELS) ........    151,000           825
     Henderson Land Development Co., Ltd. (READ)....     21,000           107
     Hutchison Whampoa, Ltd. (COMM)  ...............     67,900           846
     Pacific Century Cyberworks, Ltd. * (TELE) .....    263,914           169
                                                                       ------
                                                                        2,612

India - 0.7%
     Global Tele-Systems, Ltd. (TELE) ..............     14,000           240
     Hindustan Lever Ltd. (CNSU) ...................     72,000           318
     ICICI, Ltd. (FINL) ............................     71,484           259
                                                                       ------
                                                                          817

Ireland - 0.2%
     SmartForce Public Limited Co. - ADR (SOFT) ....      6,166           232

Italy - 6.0%
     Alleanza Assicurazioni (INSU) .................     43,000           685
     Assicurazioni Generali (INSU) .................      8,400           334
     Banca Intesa SpA (BANK) .......................    353,353         1,699
     Bipop-Carire SpA (BANK) .......................     51,000           333
     ENI SpA (OILS) ................................    128,784           822
     Mediaset SpA (MEDI) ...........................     10,000           119
     Mediolanum SpA (INSU) .........................     28,655           365
     Olivetti SpA (COMM) ...........................    182,496           436
     San Paolo-IMI SpA (BANK) ......................      4,858            79
     Tecnost SpA (COMP) ............................     73,800           196
     Telecom Italia Mobile SpA (TELS) ..............    111,000           886
     Telecom Italia SpA (TELS) .....................     29,900           331
     UniCredito Italiano SpA (BANK)  ...............    180,393           943
                                                                       ------
                                                                        7,228

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND

                                                                        Market
Name of Issuer                                           Shares         Value
                                                                       (000's)
COMMON STOCK - Continued

Japan - 16.5%
     Canon, Inc. (COMM) ............................     42,000       $ 1,469
     DDI Corp. (UTIT) ..............................         19            92
     East Japan Railway Co. (TRAN) .................         31           182
     Fanuc, Ltd. (ELEQ) ............................      6,000           408
     Fuji Television Network, Inc. (MEDI) ..........         42           292
     Fujitsu, Ltd. (ELEQ) ..........................     20,000           295
     Furukawa Electric Co. (TELE) ..................     15,000           262
     Hitachi, Ltd. (ETRN) ..........................     16,000           142
     Ito-Yokado Co., Ltd. (RETS) ...................      4,000           199
     KAO Corp. (HNBA) ..............................      9,000           261
     Kokuyo Co. (COMM) .............................      8,000           119
     Kyocera Corp. (ETRN) ..........................      9,200         1,003
     Makita Corp. (CNSU) ...........................     10,000            70
     Marui Co., Ltd. (RETS) ........................     30,000           453
     Matsushita Communication Industries (TELS) ....      2,500           314
     Matsushita Electric Industrial Co. (ETRN) .....     43,000         1,027
     Mitsui Fudosan Co., Ltd. (REAL) ...............     83,000           824
     Mizuho Holdings, Inc. * (FINL) ................        159           985
     Murata Manufacturing Co., Ltd. (ETRN) .........     10,100         1,184
     NEC Corp. (COMP) ..............................     63,000         1,152
     Nippon Telegraph & Telephone Corp. (UTIT) .....        139         1,001
     Nomura Securities Co., Ltd. (FUND)  ...........     50,000           899
     NTT Mobile Communications Network, Inc. (TELS).         32           551
     Sankyo Co., Ltd. (HEAL) .......................     16,000           383
     Seven-Eleven Japan (RETF) .....................      9,000           512
     Shin-Etsu Chemical Co. (CHEM) .................     10,000           385
     Shiseido Co., Ltd. (CHEM) .....................     18,000           201
     Softbank Corp. (SOFT) .........................        700            24
     Sony Corp. (ETRN) .............................     25,500         1,762
     Sumitomo Bank (BANK) ..........................     75,000           770
     Sumitomo Corp. (DIOP) .........................     36,000           259
     TDK Corp. (COMP) ..............................      3,700           360
     Tokyo Electric Power (UTIE) ...................        100             2
     Tokyo Electron, Ltd. (ETRN) ...................      6,200           341
     Toshiba Corp. (ETRN) ..........................    120,000           802
     Toyota Motor Corp. (AUTO) .....................        100             3
     Yamanouchi Pharmaceutical Co., Ltd. (HEAL) ....     19,000           821
                                                                       ------
                                                                       19,809

Luxembourg - 0.1%
     Society Europeenne des Satellites (MEDI) ......        567            85

Mexico - 1.7%
     Fomento Economico Mexicano SA de CV (FOOD) ....    103,000           307
     Grupo Iusacell SA de CV - ADR V * (TELS) ......      9,000            88
     Grupo Televisa SA - GDR * (MEDI)  .............     21,407           962
     Telefonos de Mexico SA - ADR (UTIT)  ..........     15,580           703
                                                                       ------
                                                                        2,060


Netherlands - 6.9%
     ABN Amro Holding NV (BANK) ....................      5,076           115
     Akzo Nobel NV (CHEM) ..........................      1,390            75
     ASM Lithography Holding NV (COMP) .............     24,180           549
     Elsevier NV (MEDP) ............................     13,140           193
     Equant (COMP) .................................      1,905            50
     Fortis (NL) NV (INSU) .........................     21,010           683
     ING Groep NV (BANK) ...........................     26,500         2,117
     Koninklije KPN NV (TELS) ......................      2,821            32
     Koninklijke (Royal) Philips Electronics NV
      (ETRN) .......................................     40,739         1,493
     Royal Dutch Petroleum Co. (OILE) ..............     16,580         1,016
     United Pan Europe (TELS) ......................      2,446            25
     VNU NV (MEDP) .................................     30,790         1,514
     Wolters Kluwer NV - CVA (MEDP) ................     15,605           425
                                                                       ------
                                                                        8,287

Norway - 0.3%
     Orkla ASA (DIOP) ..............................     15,750           312

Portugal - 0.3%
     Jeronimo Martins, SGPS, SA (RETF) .............      7,183            74
     Portugal Telecom, SA (TELS) ...................     29,560           271
                                                                       ------
                                                                          345

Singapore - 0.7%
     DBS Group Holdings, Ltd. (BANK) ...............     11,000           124
     Singapore Telecommunications, Ltd. (TELS) .....     83,000           129
     United Overseas Bank, Ltd. (BANK)  ............     84,072           631
                                                                       ------
                                                                          884

South Korea - 0.7%
     Korea Telecom Corp. - ADR * (TELS) ............     10,600           329
     Pohang Iron & Steel Co., Ltd. - ADR (STEE) ....      7,053           110
     Samsung Electronics (ETRN) ....................      3,180           397
                                                                       ------
                                                                          836

Spain - 2.9%
     Banco Bilbao Vizcaya SA (BANK) ................     65,010           968
     Banco Santander Central Hispano SA (BANK) .....     76,399           818
     Endesa SA (UTIE) ..............................     34,398           586
     Repsol SA (OILX) ..............................     21,512           344
     Telefonica SA (UTIT) ..........................     38,156           790
                                                                       ------
                                                                        3,506

Sweden - 3.6%
     Atlas Copco AB (MACH) .........................      2,930            61
     Electrolux AB - Ser. B (APPL) .................     11,910           155
     Hennes & Mauritz AB - B Shares (RETS) .........     23,220           359
     Nordic Baltic Holding AB (BANK) ...............    128,620           974
     SANDVIK AB (MACH) .............................      3,220            78
     Securitas AB - B Shares (COMM) ................     62,328         1,156

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND

                                                                        Market
      Name of Issuer                                     Shares         Value
                                                                       (000's)
COMMON STOCK - Continued

Sweden - Continued
     Telefonaktiebolaget LM Ericsson AB *
          (TELS) ...................................    130,750       $ 1,489
                                                                      -------
                                                                        4,272

Switzerland - 4.5%
     ABB, Ltd. (ENGI) ..............................      6,237           665
     Adecco SA - Reg. (COMM) .......................        865           544
     Credit Suisse Group - Reg. (BANK) .............      2,950           560
     Nestle SA (FOOD) ..............................        746         1,740
     Roche Holding AG (HEAL) .......................         55           560
     UBS AG (BANK) .................................      7,922         1,293
                                                                      -------
                                                                        5,362

Taiwan - 0.4%
     Taiwan Semiconductor (ETRN) ...................    183,000           439

United Kingdom - 23.9%
     Abbey National First Capital BV (BANK) ........     11,000           200
     AstraZeneca Group plc (HEAL) ..................     25,701         1,297
     Autonomy Corporation plc * (SOFT)  ............      1,500            43
     Baltimore Technologies plc * (COMP)  ..........      3,000            15
     BG Group plc (UTIG) ...........................     13,522            53
     BP Amoco plc (OILE) ...........................     68,000           549
     British Telecommunications plc (TELS)  ........     41,000           351
     Cable & Wireless plc (TELS) ...................    112,095         1,514
     Cadbury Schweppes plc (FOOD) ..................     54,200           375
     Celltech Group plc * (HEAL) ...................     19,000           336
     Centrica plc * (UTIG) .........................     30,900           120
     David S. Smith Holdings plc (PAPR)  ...........     18,000            45
     Diageo plc (FOOD) .............................     84,512           948
     Dimension Data Holdings plc (SOFT)  ...........     12,500            84
     Electrocomponents plc (ETRN) ..................     16,000           158
     GKN plc (AUTO) ................................      5,000            53
     GlaxoSmithKline plc * (HEAL) ..................    146,982         4,154
     Granada Compass plc (LEIS) ....................    163,730         1,784
     Granada Media plc (MEDI) ......................      9,797            62
     Hays plc (DIOP) ...............................     69,200           399
     Hilton Group plc (LEIS) .......................     20,000            63
     HSBC Holdings plc (BANK) ......................     28,800           428
     Kingfisher plc (RETS) .........................     53,000           394
     Lattice Group * (ETRN) ........................     13,522            31
     Marconi plc (TELE) ............................     57,600           619
     Reckitt Benckiser plc (HNBA) ..................      2,000            28
     Reed International plc (MEDP) .................    196,000         2,052
     Rio Tinto plc - Reg. (DIOP) ...................     49,381           870
     Royal Bank of Scotland Group (BANK)  ..........    144,570         3,420
     Shell Transport & Trading Co. plc (OILX) ......    268,934         2,208
     Standard Chartered (BANK) .....................     47,000           678
     Tesco plc (FOOD) ..............................    125,400           511
     Tomkins plc (DIOP) ............................    132,496           291
     Unilever plc (CNSU) ...........................     54,928           471
     United News & Media plc (MEDP)  ...............     18,500           235
     Vodafone AirTouch plc (TELS) ..................    735,404         2,700


United Kingdom - Continued
     WPP Group plc (COMM) ..........................     89,000         1,160
                                                                      -------
                                                                       28,699

United States - 0.2%
     Flextronics International Ltd. (ETRN)  ........      7,800           222
                                                                      -------
                                 TOTAL COMMON STOCK-       95.1%      114,112


PREFERRED STOCK

Australia - 0.5%
     News Corp., Ltd. (MEDI) .......................     84,247           600

Brazil - 0.5%
     Petroleo Brasileiro SA - Petrobras (OILS) .....     27,192           638
                                                                      -------
                              TOTAL PREFERRED STOCK-        1.0%        1,238

                                                               Par
                                                              Value
                                                               (000's)
SHORT-TERM INVESTMENTS - 3.3%
     Investment in joint trading account (Note B)
       6.695% due 01/02/01 .........................     $2,229         2,229
     Euro Time Deposit
       4.6% due 01/02/01 ...........................      1,800         1,690
                                                         ------       -------
                       TOTAL SHORT-TERM INVESTMENTS-      4,029         3,919
                                                         ------       -------
                                  TOTAL INVESTMENTS-       99.4%      119,269
                Cash and Receivables, less payables-        0.6%          765
                                                         ------       -------
                                         NET ASSETS-      100.0%      120,034
                                                         ======       =======

* Non-income producing security.
ADR - American Depository Receipts
GDR - Global Depository Receipts

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND

UMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                            Market       % of
                                           Industry         Value      Long-Term
       Industry                            Abbreviation     (000s)   Investments
Bank .......................................    BANK        22,134      19.2%
Health Care Products .......................    HEAL        12,242      10.6%
Telecommunication Services .................    TELS        10,456       9.1%
Electronic Products & Services .............    ETRN         9,495       8.2%
Commercial Sevices .........................    COMM         6,765       5.9%
Oil & Natural Gas Exploration &
    Production .............................    OILX         5,280       4.6%
Insurance ..................................    INSU         5,127       4.4%
Diversified Operations .....................    DIOP         5,090       4.4%
Media - Publishing .........................    MEDP         4,767       4.1%
Food, Beverage & Tobacco ...................    FOOD         4,148       3.6%
Media - TV / Radio .........................    MEDI         3,015       2.6%
Telephone ..................................    UTIT         2,947       2.6%
Telecommunication Equipment ................    TELE         2,586       2.2%
Computer Equipment .........................    COMP         2,322       2.0%
Leisure & Recreation .......................    LEIS         1,991       1.7%
Retail - Department Stores .................    RETS         1,608       1.4%
Oil - Equipment & Service ..................    OILE         1,565       1.4%
Oil ........................................    OILS         1,461       1.3%
Financial Services .........................    FINL         1,243       1.1%
Electrical Equipment .......................    ELEQ         1,200       1.0%
Computer Software & Services ...............    SOFT           965       0.8%
Chemical ...................................    CHEM           907       0.8%
Brokerage & Investment
    Management .............................    FUND           899       0.8%
Consumer Miscellaneous .....................    CNSU           859       0.7%
Real Estate Operations .....................    REAL           824       0.7%
Real Estate Development ....................    READ           772       0.7%
Engineering & Construction .................    ENGI           665       0.6%
Electric Power .............................    UTIE           589       0.5%
Retail - Food ..............................    RETF           586       0.5%
Construction ...............................    CONS           585       0.5%
Cosmetic & Personal Care ...................    HNBA           463       0.4%
Machinery ..................................    MACH           330       0.3%
Metals & Mining ............................    META           330       0.3%
Aerospace & Defense ........................    AERO           215       0.2%
Container ..................................    CONT           199       0.2%
Transportation Services ....................    TRAN           182       0.2%
Natural Gas Distribution ...................    UTIG           173       0.2%
Household Appliances /
    Furnishings ............................    APPL           154       0.1%
Steel ......................................    STEE           110       0.1%
Automobile .................................    AUTO            56       0.0%
Paper & Forest Products ....................    PAPR            45       0.0%
                                                          --------    -------
                                                          $115,350     100.0%
                                                          ========    ======

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                         Market
                 Name of Issuer                          Shares          Value
                                                                        (000's)
COMMON STOCK

Aerospace & Defense - 1.5%
   Boeing Co. ....................................       38,468        $  2,539
   General Dynamics Corp. ........................        8,600             671
   Honeywell International, Inc. .................       34,262           1,621
   Lockheed Martin Corp. .........................       18,400             625
   Northrop Grumman Corp. ........................        3,000             249
   Raytheon Co. - Cl. B ..........................       14,600             453
   United Technologies Corp. .....................       20,200           1,588
                                                                       --------
                                                                          7,746

Auto & Truck Parts - 0.5%
   AutoZone, Inc. * ..............................        5,800             165
   B.F. Goodrich Co. .............................        4,500             164
   Cooper Tire & Rubber Co. ......................        3,200              34
   Cummins Engine Company, Inc. ..................        1,700              64
   Dana Corp. ....................................        6,515             100
   General Motors Corp. ..........................       24,400           1,243
   Genuine Parts Co. .............................        7,550             198
   Goodyear Tire & Rubber Co. ....................        6,700             154
   Johnson Controls, Inc. ........................        3,700             192
   Navistar International Corp., Inc. - Cl. B ....        2,700              71
   PACCAR, Inc. ..................................        3,300             163
   TRW, Inc. .....................................        5,200             201
   Visteon Corp. * ...............................        6,166              71
                                                                       --------
                                                                          2,820

Automobile - 0.4%
   Delphi Automotive Systems Corp. ...............       24,169             272
   Ford Motor Co. ................................       81,136           1,901
                                                                       --------
                                                                          2,173

Bank - 5.3%
   AmSouth Bancorporation ........................       16,900             258
   Bank of America Corp. .........................       70,368           3,228
   Bank of New York Co., Inc. ....................       31,700           1,749
   Bank One Corp. ................................       49,650           1,818
   BB&T Corporation ..............................       17,200             642
   Charter One Financial, Inc. ...................        9,450             273
   Comerica, Inc. ................................        6,700             398
   Fifth Third Bancorp ...........................       20,225           1,208
   First Union Corp. .............................       42,846           1,192
   Firstar Corp. .................................       41,064             955
   FleetBoston Financial Corp. ...................       38,870           1,460
   Golden West Financial Corp. ...................        6,800             459
   Huntington Bancshares, Inc. ...................       10,431             169
   J.P. Morgan & Co., Inc. .......................        7,000           1,159
   KeyCorp .......................................       18,700             524
   National City Corp. ...........................       25,700             739
   Northern Trust Corp. ..........................        9,700             791
   Old Kent Financial Corp. ......................        5,850             256
   PNC Bank Corp. ................................       12,300             899
   Regions Financial Corp. .......................        9,500             259
   SouthTrust Corp. ..............................        7,200             293
   State Street Corp. ............................        7,000             870
   Summit Bancorp ................................        7,500             286
   Suntrust Banks, Inc. ..........................       13,000             819
   Synovus Financial Corp. .......................       11,650             314
   U.S. Bancorp ..................................       32,218             940
   Union Planters Corp. ..........................        5,800             207
   Wachovia Corp. ................................        9,000             523
   Washington Mutual, Inc. .......................       23,418           1,243
   Wells Fargo & Co. .............................       73,900           4,115
                                                                       --------
                                                                         28,046

Brokerage & Investment Management - 1.3%
   Bear Stearns Cos., Inc. .......................        4,632             235
   Franklin Resources, Inc. ......................       10,400             396
   Merrill Lynch & Co., Inc. .....................       35,000           2,387
   Morgan Stanley, Dean Witter, Discover &
     Co. .........................................       48,600           3,851
   T. Rowe Price Group, Inc. .....................        5,200             220
                                                                       --------
                                                                          7,089

Business Services - 0.4%
   Automatic Data Processing, Inc. ...............       26,900           1,703
   H & R Block, Inc. .............................        4,200             174
   Robert Half International, Inc. ...............        7,800             207
                                                                       --------
                                                                          2,084

Chemical - 1.0%
   Air Products & Chemicals, Inc. ................        9,800             402
   Ashland, Inc. .................................        3,000             108
   Dow Chemical Co. ..............................       29,500           1,080
   E.I. du Pont de Nemours & Co. .................       44,782           2,163
   Eastman Chemical Co. ..........................        3,300             161
   Engelhard Corp. ...............................        5,300             108
   Great Lakes Chemical Corp. ....................        2,300              86
   Hercules, Inc. ................................        4,600              88
   Praxair, Inc. .................................        6,700             297
   Rohm & Haas Co. ...............................        9,327             339
   Sigma-Aldrich Corp. ...........................        3,700             145
   Union Carbide Corp. ...........................        5,800             312
                                                                       --------
                                                                          5,289

Commercial Services - 0.5%
   American Greetings Corp. - Cl. A ..............        2,800              27
   Convergys Corp. * .............................        6,600             299
   Deluxe Corp. ..................................        3,100              78
   Ecolab, Inc. ..................................        5,600             242
   Equifax, Inc. .................................        6,100             175
   Interpublic Group Cos., Inc. ..................       13,800             587
   Omnicom Group, Inc. ...........................        7,900             655
   Power One, Inc. * .............................        3,300             130
   Quintiles Transnational Corp. * ...............        4,600              96
   R.R. Donnelley & Sons Co. .....................        5,200             140
   The Dun & Bradstreet Corp. * ..................        6,900             177
                                                                       --------
                                                                          2,606

Computer Equipment - 4.9%
   Apple Computer, Inc. * ........................       14,600             217

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                         Market
                 Name of Issuer                          Shares          Value
                                                                        (000's)
COMMON STOCK - Continued

Computer Equipment - Continued
   Compaq Computer Corp. .........................       72,511        $  1,091
   Comverse Technology, Inc. * ...................        7,100             771
   Dell Computer Corp. * .........................      112,600           1,964
   Gateway, Inc. * ...............................       13,300             239
   Hewlett-Packard Co. ...........................       85,500           2,699
   Intel Corp. ...................................      290,300           8,727
   International Business Machines Corp. .........       75,900           6,452
   Lexmark International Group, Inc. -
     Cl. A * .....................................        5,500             244
   Network Appliance, Inc. * .....................       13,600             873
   Palm, Inc. ....................................       24,561             695
   VERITAS Software Corp. * ......................       16,900           1,479
   Xerox Corp. ...................................       28,600             132
                                                                       --------
                                                                         25,583

Computer Software & Services - 7.5%
   Adobe Systems, Inc. ...........................       10,400             605
   America Online, Inc. * ........................      100,300           3,490
   Autodesk, Inc. ................................        2,400              65
   BMC Software, Inc. * ..........................       10,500             147
   BroadVision, Inc. * ...........................       11,100             131
   Cabletron Systems, Inc. * .....................        7,800             117
   Ceridian Corp. * ..............................        6,000             120
   Citrix Systems, Inc. * ........................        7,900             178
   Computer Associates International, Inc.........       25,125             490
   Computer Sciences Corp. * .....................        7,100             427
   Compuware Corp. * .............................       15,500              97
   Electronic Data Systems Corp. .................       20,300           1,172
   EMC Corp. * ...................................       94,312           6,272
   First Data Corp. ..............................       17,100             901
   IMS Health, Inc. ..............................       12,800             346
   Intuit, Inc. * ................................        8,700             343
   Mercury Interactive Corp. * ...................        3,600             325
   Microsoft Corp. ...............................      230,600          10,002
   NCR Corp. * ...................................        4,000             196
   Novell, Inc. * ................................       14,100              74
   Oracle Corp. * ................................      242,100           7,036
   Parametric Technology Corp. * .................       11,800             158
   Peoplesoft, Inc. ..............................       11,800             439
   Sapient Corp. .................................        5,000              60
   Siebel Systems, Inc. * ........................       18,200           1,231
   Sun Microsystems, Inc. * ......................      137,800           3,841
   Unisys Corp. * ................................       13,400             196
   Yahoo!, Inc. * ................................       23,600             712
                                                                       --------
                                                                         39,171

Construction - 0.0%
   Vulcan Materials Co. ..........................        4,300             206

Consumer Miscellaneous - 0.7%
   Avery Dennison Corp. ..........................        4,800             263
   Black & Decker Corp. ..........................        3,500             137
   Briggs & Stratton Corp. .......................          800              35
   Clorox Co. ....................................       10,100             359
   Fortune Brands, Inc. ..........................        6,600             198
   Newell Rubbermaid, Inc. .......................       11,416             260
   Parker-Hannifin Corp. .........................        4,850             214
   Sherwin-Williams Co. ..........................        7,000             184
   Snap-On, Inc. .................................        2,500              70
   Stanley Works .................................        3,800             119
   Tupperware Corp. ..............................        2,500              51
   Unilever NV - NY Shares .......................       24,682           1,553
                                                                       --------
                                                                          3,443

Container - 0.1%
   Bemis Co., Inc. ...............................        2,400              81
   Pactiv Corp. * ................................        7,400              92
   Sealed Air Corp. * ............................        3,589             109
                                                                       --------
                                                                            282

Cosmetic & Personal Care - 1.6%
   Alberto-Culver Co. - Cl. B ....................        2,200              94
   Avon Products, Inc. ...........................       10,200             488
   Colgate-Palmolive Co. .........................       24,700           1,595
   Gillette Co. ..................................       45,300           1,637
   International Flavors & Fragrances, Inc. ......        4,400              89
   Procter & Gamble Co. ..........................       56,400           4,424
                                                                       --------
                                                                          8,327

Diversified Operations - 6.8%
   Amgen, Inc. * .................................       44,400           2,839
   Cendant Corp. * ...............................       30,899             297
   Cooper Industries, Inc. .......................        4,000             184
   Corning, Inc. .................................       39,800           2,102
   Crane Co. .....................................        2,950              84
   Danaher Corp. .................................        6,100             417
   Eaton Corp. ...................................        3,100             233
   El Paso Energy Corp. ..........................       10,200             731
   General Electric Co. ..........................      428,500          20,541
   Illinois Tool Works, Inc. .....................       12,800             762
   ITT Industries, Inc. ..........................        3,700             143
   Minnesota Mining & Manufacturing Co. ..........       17,000           2,049
   National Service Industries, Inc. .............        1,700              44
   Pall Corp. ....................................        5,300             113
   PPG Industries, Inc. ..........................        7,500             347
   Textron, Inc. .................................        6,200             288
   Tyco International, Ltd. ......................       75,673           4,200
   W.W. Grainger, Inc. ...........................        4,000             146
                                                                       --------
                                                                         35,520

Electric Power - 2.5%
   AES Corp. * ...................................       19,800           1,096
   Allegheny Energy, Inc. ........................        4,700             227
   Ameren Corp. ..................................        5,900             273
   American Electric Power Co. ...................       14,360             668
   Calpine Corp. * ...............................       11,700             527
   Cinergy Corp. .................................        6,800             239
   CMS Energy Corp. ..............................        4,700             149
   Consolidated Edison, Inc. .....................        9,100             350

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
EQUITY INDEX FUND
                                                                         Market
                 Name of Issuer                          Shares          Value
                                                                        (000's)
COMMON STOCK - Continued

Electric Power - Continued
   Constellation Energy Group ....................        6,400        $    288
   Dominion Resources, Inc. ......................       10,494             703
   DTE Energy Co. ................................        6,100             238
   Duke Energy Co. ...............................       15,844           1,351
   Edison International ..........................       14,300             223
   Entergy Corp. .................................        9,900             419
   Exelon Corp. ..................................       13,950             979
   Firstenergy Corp. .............................        9,900             313
   Fluor Corp. * .................................        3,300             109
   FPL Group, Inc. ...............................        7,900             567
   GPU, Inc. .....................................        5,200             191
   Niagara Mohawk Holdings, Inc. .................        7,800             130
   NiSource, Inc. ................................        9,149             281
   PG & E Corp. ..................................       16,500             330
   Pinnacle West Capital Corp. ...................        3,600             172
   PPL Corp. .....................................        6,200             280
   Progress Energy, Inc. .........................        8,857             436
   Public Services Enterprise Group, Inc. ........        9,300             452
   Reliant Energy, Inc. ..........................       12,724             551
   Southern Co. ..................................       28,600             951
   Xcel Energy, Inc. .............................       14,450             420
                                                                       --------
                                                                         12,913

   Electrical Equipment - 0.4%
   American Power Conversion .....................        8,300             103
   Emerson Electric Co. ..........................       18,400           1,450
   Molex, Inc. ...................................        8,450             300
   TXU Corp. .....................................       11,312             501
                                                                       --------
                                                                          2,354

   Electronic Products & Services - 5.7%
   Adaptec, Inc. * ...............................        4,500              46
   Advanced Micro Devices, Inc. * ................       13,200             182
   Agilent Technologies, Inc. * ..................       19,674           1,077
   Altera Corp. * ................................       17,700             466
   Analog Devices, Inc. * ........................       15,700             804
   Applied Materials, Inc. * .....................       34,700           1,325
   Ball Corp. ....................................        1,400              64
   Broadcom Corp. - Cl. A * ......................       10,200             857
   Cisco Systems, Inc. * .........................      311,300          11,907
   Conexant Systems, Inc. * ......................       10,500             161
   KLA-Tencor Corp. * ............................        8,000             270
   Linear Technology Corp. .......................       13,200             610
   LSI Logic Corp. * .............................       14,100             241
   Maxim Integrated Products, Inc. * .............       12,400             593
   Micron Technology, Inc. * .....................       24,600             873
   Millipore Corp. ...............................        1,900             120
   Motorola, Inc. ................................       94,995           1,924
   National Semiconductor Corp. * ................        7,600             153
   Novellus Systems, Inc. * ......................        5,600             201
   PerkinElmer, Inc. .............................        2,100             221
   Pitney Bowes, Inc. ............................       11,100             368
   QLogic Corp. * ................................        4,000             308
   Rockwell International Corp. * ................        8,100             386
   Sanmina Corp. * ...............................        6,400             490
   Solectron Corp. * .............................       27,700             939
   Tektronix, Inc. ...............................        4,000             135
   Teradyne, Inc. * ..............................        7,400             276
   Texas Instruments, Inc. .......................       75,100           3,558
   Thomas & Betts Corp. ..........................        2,500              40
   Vitesse Semiconductor Corp. * .................        8,100             448
   Xilinx, Inc. * ................................       14,500             669
                                                                       --------
                                                                         29,712

Energy - Alternative Source - 0.1%
   Dynegy, Inc. - Cl.A ...........................       13,700             768

Financial Services - 4.5%
   American Express Co. ..........................       57,700           3,170
   Charles Schwab Corp. ..........................       59,275           1,682
   CIT Group, Inc. - Cl. A * .....................       11,300             227
   Citigroup, Inc. ...............................      217,390          11,100
   Household International, Inc. .................       20,666           1,137
   Jersey Puerto Morgan Chase & Co. ..............       56,750           2,579
   Lehman Brothers Holdings, Inc. ................       10,300             696
   Mellon Financial Corp. ........................       21,400           1,053
   Paychex, Inc. .................................       16,150             785
   Providian Financial Corp. * ...................       12,000             690
   Stillwell Financial, Inc. .....................        9,600             379
                                                                       --------
                                                                         23,498

Food, Beverage & Tobacco - 4.7%
   Adolph Coors Co. - Cl. B ......................        1,600             128
   Anheuser-Busch Cos., Inc. .....................       38,900           1,770
   Archer-Daniels-Midland Co. ....................       27,166             407
   Brown-Forman Corp. - Cl. B ....................        2,800             186
   Campbell Soup Co. .............................       18,100             627
   Coca-Cola Co. .................................      107,500           6,551
   Coca-Cola Enterprises, Inc. ...................       18,000             342
   ConAgra, Inc. .................................       23,700             616
   General Mills, Inc. ...........................       12,500             557
   H.J. Heinz Co. ................................       15,100             716
   Hershey Foods Corp. ...........................        5,900             380
   Kellogg Co. ...................................       17,400             457
   PepsiCo, Inc. .................................       62,600           3,103
   Philip Morris Cos., Inc. ......................       96,200           4,233
   Quaker Oats Co. ...............................        5,600             545
   Ralston-Ralston Purina Group ..................       13,000             340
   Sara Lee Corp. ................................       36,100             887
   Starbucks Corp. * .............................        7,900             350
   SUPERVALU, Inc. ...............................        5,600              78
   Sysco Corp. ...................................       29,200             876
   Tricon Global Restaurants, Inc. * .............        6,150             203
   UST, Inc. .....................................        7,000             196
   Williams Cos., Inc. ...........................       19,600             783
   Wm. Wrigley Jr. Co. ...........................        4,900             469
                                                                       --------
                                                                         24,800

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                         Market
                 Name of Issuer                          Shares          Value
                                                                        (000's)
COMMON STOCK - Continued

Health Care Products - 12.4%
   Abbott Laboratories ...........................       66,900        $  3,240
   Allergan, Inc. ................................        5,900             571
   ALZA Corp. * ..................................        9,400             400
   American Home Products Corp. ..................       56,300           3,578
   Applera Corporation - Applied Biosystems
     Group .......................................        9,100             856
   Bausch & Lomb, Inc. ...........................        2,200              89
   Baxter International, Inc. ....................       12,700           1,122
   Becton, Dickinson & Co. .......................       10,700             370
   Biomet, Inc. ..................................        7,650             304
   Boston Scientific Corp. * .....................       17,500             240
   Bristol-Myers Squibb Co. ......................       84,600           6,255
   C.R. Bard, Inc. ...............................        2,200             102
   Cardinal Health, Inc. .........................       12,000           1,195
   Chiron Corp. * ................................        7,700             343
   Eli Lilly & Co. ...............................       48,800           4,541
   Forest Laboratories, Inc. * ...................        3,700             492
   Guidant Corp. * ...............................       13,600             734
   Johnson & Johnson .............................       60,100           6,314
   King Pharmaceuticals, Inc. * ..................        7,500             388
   MedImmune, Inc. * .............................        9,300             443
   Medtronic, Inc. ...............................       52,000           3,139
   Merck & Co., Inc. .............................       99,500           9,316
   Pfizer, Inc. ..................................      272,875          12,552
   Pharmacia Corp. ...............................       55,805           3,404
   Schering-Plough Corp. .........................       63,200           3,587
   Stryker Corp. .................................        8,500             430
   UnitedHealth Group, Inc. ......................       14,000             859
   Watson Pharmaceuticals, Inc. * ................        4,800             246
                                                                       --------
                                                                         65,110

Health Care Services - 0.7%
   Biogen, Inc. * ................................        6,400             384
   HCA-The Healthcare Corporation ................       24,250           1,067
   HEALTHSOUTH Corp. * ...........................       16,500             269
   Humana, Inc. * ................................        7,200             110
   Manor Care, Inc. * ............................        4,400              91
   McKesson HBOC, Inc. ...........................       12,133             436
   St. Jude Medical, Inc. * ......................        3,600             221
   Tenet Healthcare Corp. * ......................       13,900             618
   Wellpoint Health Networks, Inc. * .............        2,700             311
                                                                       --------
                                                                          3,507

Household Appliances / Furnishings - 0.1%
   Leggett & Platt, Inc. .........................        8,400             159
   Maytag Corp. ..................................        3,500             113
   Whirlpool Corp. ...............................        3,100             148
                                                                       --------
                                                                            420

Housing - 0.1%
   Centex Corp. ..................................        2,800             105
   Kaufman & Broad Home Corp. ....................        2,100              71
   Masco Corp. ...................................       19,100             490
   Pulte Corp. ...................................        2,200              93
                                                                       --------
                                                                            759

Insurance - 4.3%
   Aetna US Healthcare, Inc. * ...................        6,000             246
   AFLAC, Inc. ...................................       11,700             845
   Allstate Corp. ................................       31,800           1,385
   Ambac Financial Group, Inc. ...................        4,500             263
   American General Corp. ........................       11,121             906
   American International Group, Inc. ............      100,629           9,918
   Aon Corp. .....................................       11,000             377
   Chubb Corp. ...................................        7,700             666
   Cigna Corp. ...................................        6,600             873
   Cincinnati Financial Corp. ....................        6,900             273
   Conseco, Inc. .................................       13,991             185
   Hartford Financial Services Group, Inc. .......        9,900             699
   Jefferson-Pilot Corp. .........................        4,450             333
   Lincoln National Corp. ........................        8,200             388
   Loews Corp. ...................................        4,200             435
   Marsh & McLennan Cos., Inc. ...................       11,700           1,369
   MBIA, Inc. ....................................        4,200             311
   Metlife, Inc. .................................       33,100           1,159
   MGIC Investment Corp. .........................        4,500             304
   Progressive Corp. .............................        3,100             321
   Safeco Corp. ..................................        5,300             174
   St. Paul Cos., Inc. ...........................        9,414             511
   Torchmark, Inc. ...............................        5,500             211
   UnumProvident Corp. ...........................       10,320             277
                                                                       --------
                                                                         22,429

Leisure & Recreation - 0.6%
   Brunswick Corp. ...............................        3,800              63
   Carnival Corp. ................................       25,900             798
   Eastman Kodak Co. .............................       13,300             524
   Harrah's Entertainment, Inc. * ................        5,200             137
   Hasbro, Inc. ..................................        7,125              76
   Hilton Hotels Corp. ...........................       15,800             166
   Marriott International, Inc. - Cl. A ..........       10,300             435
   Mattel, Inc. ..................................       18,300             264
   SABRE Group Holdings, Inc. * ..................        5,574             240
   Starwood Hotels & Resorts Worldwide, Inc. .....        8,000             282
                                                                       --------
                                                                          2,985

Machinery - 0.4%
   Caterpillar, Inc. .............................       15,000             710
   Deere & Co. ...................................       10,000             458
   Dover Corp. ...................................        8,700             353
   FMC Corp. * ...................................        1,400             100
   Ingersoll-Rand Co. ............................        6,900             289
   McDermott International, Inc. .................        2,100              23
   Thermo Electron Corp. * .......................        7,400             220
                                                                       --------
                                                                          2,153

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                         Market
                 Name of Issuer                          Shares          Value
                                                                        (000's)
COMMON STOCK - Continued

Media - Publishing - 0.4%
   Dow Jones & Co., Inc. .........................        3,800        $    215
   Gannett Co., Inc. .............................       11,400             719
   Knight-Ridder, Inc. ...........................        3,300             188
   Meredith Corp. ................................        2,200              71
   New York Times Co. - Cl. A ....................        7,300             292
   Tribune Co. ...................................       13,265             560
                                                                       --------
                                                                          2,045

Media - TV / Radio - 2.3%
   Clear Channel Communications, Inc. * ..........       25,300           1,226
   Comcast Corp. - Cl. A .........................       39,000           1,628
   McGraw-Hill Cos., Inc. ........................        8,600             504
   The Walt Disney Co. ...........................       90,500           2,619
   Time Warner, Inc. .............................       57,500           3,004
   Viacom, Inc. - Cl. B * ........................       65,462           3,060
                                                                       --------
                                                                         12,041

Metal Production & Fabrication - 0.0%
   Timken Co. ....................................        2,900              44
   Worthington Industries, Inc. ..................        3,700              30
                                                                       --------
                                                                             74

Metals & Mining - 0.4%
   Alcan Aluminum, Ltd. ..........................       14,000             479
   Alcoa, Inc. ...................................       37,588           1,259
   Inco, Ltd. ....................................        7,300             122
   Phelps Dodge Corp. ............................        3,396             190
                                                                       --------
                                                                          2,050

Natural Gas Distribution - 0.6%
   Enron Corp. ...................................       32,200           2,676
   KeySpan Corp. .................................        5,800             246
   Nicor, Inc. ...................................        2,000              86
   Peoples Energy Corp. ..........................        1,200              54
   Sempra Energy .................................        8,804             205
                                                                       --------
                                                                          3,267

Oil - 1.3%
   Conoco, Inc. - Cl. B ..........................       26,345             762
   ONEOK, Inc. ...................................        1,200              58
   Royal Dutch Petroleum Co. - NY Shares .........       93,100           5,638
   Tosco Corp. ...................................        6,200             211
                                                                       --------
                                                                          6,669

Oil & Natural Gas Exploration & Production - 4.4%
   Amerada Hess Corp. ............................        3,900             285
   Anadarko Petroleum Corp. ......................       10,662             758
   Apache Corp. ..................................        5,200             364
   Burlington Resources, Inc. ....................        9,210             465
   Chevron Corp. .................................       28,000           2,364
   Coastal Corp. .................................        9,400             830
   Devon Energy Corp. * ..........................        5,600             342
   EOG Resources, Inc. ...........................        4,900             268
   Exxon Mobil Corp. .............................      150,355          13,072
   Kerr-McGee Corp. ..............................        4,070             272
   Kinder Morgan, Inc. ...........................        5,000             261
   Occidental Petroleum Corp. ....................       15,800             383
   Phillips Petroleum Co. ........................       11,400             648
   Rowan Cos., Inc. * ............................        4,000             108
   Sunoco, Inc. ..................................        3,800             128
   Texaco, Inc. ..................................       23,800           1,479
   Transocean Sedco Forex, Inc. ..................        9,036             416
   Unocal Corp. ..................................       10,400             402
   USX-Marathon Group ............................       13,400             372
                                                                       --------
                                                                         23,217

Oil - Equipment & Service - 0.7%
   Baker Hughes, Inc. ............................       14,200             590
   Halliburton Co. ...............................       19,500             707
   Nabors Industries, Inc. * .....................        6,400             379
   Schlumberger, Ltd. ............................       24,400           1,950
                                                                       --------
                                                                          3,626

Paper & Forest Products - 0.8%
   Boise Cascade Corp. ...........................        2,500              84
   Georgia-Pacific Corp. .........................        9,626             300
   International Paper Co. .......................       21,367             872
   Kimberly-Clark Corp. ..........................       23,200           1,640
   Louisiana-Pacific Corp. .......................        4,600              47
   Mead Corp. ....................................        4,400             138
   Potlatch Corp. ................................        1,200              40
   Temple-Inland, Inc. ...........................        2,200             118
   Westvaco Corp. ................................        4,300             125
   Weyerhaeuser Co. ..............................        9,200             467
   Willamette Industries, Inc. ...................        4,800             225
                                                                       --------
                                                                          4,056

Personal & Commercial Lending - 0.5%
   Capital One Financial Corp. ...................        8,700             573
   Countrywide Credit Industries, Inc. ...........        4,900             246
   MBNA Corp. ....................................       36,775           1,358
   USA Education, Inc. ...........................        6,700             456
                                                                       --------
                                                                          2,633

Pollution Control - 0.2%
   Allied Waste Industries, Inc. * ...............        8,600             125
   Waste Management, Inc. ........................       26,657             740
                                                                       --------
                                                                            865

Precious Metals/Gems/Stones - 0.1%
   Barrick Gold Corp. ............................       17,000             278
   Freeport-McMoRan Copper & Gold, Inc. -
     Cl. B .......................................        6,300              54
   Homestake Mining Co. ..........................       11,100              46
   Newmont Mining Corp. ..........................        6,901             118
   Placer Dome, Inc. .............................       14,100             136
                                                                       --------
                                                                            632

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
EQUITY INDEX FUND
                                                                         Market
                 Name of Issuer                          Shares          Value
                                                                        (000's)
COMMON STOCK - Continued

Retail - 0.1%
   Costco Wholesale Corp. * ......................       19,900        $    795

Retail - Department Stores - 4.3%
   Bed Bath & Beyond, Inc. * .....................       12,000             269
   Best Buy Co., Inc. ............................        9,300             275
   Circuit City Stores, Inc. .....................        8,700             100
   Consolidated Stores Corp. * ...................        5,300              56
   Dillard's, Inc. - Cl. A .......................        3,600              43
   Dollar General Corp. ..........................       14,146             267
   Federated Department Stores, Inc. * ...........        9,200             322
   Gap, Inc. .....................................       37,075             945
   Harcourt General, Inc. ........................        3,000             172
   Home Depot, Inc. ..............................      100,550           4,594
   J.C. Penney Co., Inc. .........................       11,200             122
   Kmart Corp. * .................................       20,600             109
   Kohl's Corp. ..................................       14,000             854
   Limited, Inc. .................................       18,452             315
   Lowe's Cos., Inc. .............................       17,000             756
   May Department Stores Co. .....................       13,150             431
   Office Depot, Inc. ............................       12,900              92
   RadioShack Corp. ..............................        8,000             342
   Sears, Roebuck & Co. ..........................       15,100             525
   Staples, Inc. * ...............................       20,750             245
   Target Corp. ..................................       39,400           1,271
   Tiffany & Co. .................................        6,200             196
   Toys "R" Us, Inc. * ...........................        9,300             155
   Wal-Mart Stores, Inc. .........................      193,100          10,258
                                                                       --------
                                                                         22,714

Retail - Drug Stores - 0.6%
   CVS Corp. .....................................       17,000           1,019
   Longs Drug Stores Corp. .......................        1,900              46
   TJX Cos., Inc. ................................       12,900             358
   Walgreen Co. ..................................       43,300           1,810
                                                                       --------
                                                                          3,233

Retail - Food - 1.0%
   Albertson's, Inc. .............................       18,177             482
   Darden Restaurants, Inc. ......................        5,300             121
   McDonald's Corp. ..............................       56,700           1,928
   Safeway, Inc. * ...............................       21,500           1,344
   The Kroger Co. * ..............................       35,800             969
   Wendy's International, Inc. ...................        4,900             128
   Winn-Dixie Stores, Inc. .......................        5,700             110
                                                                       --------
                                                                          5,082

Shoe & Apparel Manufacturing - 0.2%
   Liz Claiborne, Inc. ...........................        2,300              96
   Nike, Inc. - Cl. B ............................       11,700             653
   Nordstrom, Inc. ...............................        5,400              98
   Reebok International, Ltd. ....................        2,400              66
   V.F. Corp. ....................................        4,900             177
                                                                       --------
                                                                          1,090
Steel - 0.0%
   Allegheny Technologies, Inc. ..................        3,750              60
   Nucor Corp. ...................................        3,600             143
   USX-U.S. Steel Group, Inc. ....................        3,800              68
                                                                       --------
                                                                            271

Telecommunication Equipment - 2.4%
   ADC Telecommunications, Inc. * ................       33,800             613
   Andrew Corp. * ................................        3,450              75
   JDS Uniphase Corp. * ..........................       41,600           1,734
   Lucent Technologies, Inc. .....................      145,225           1,961
   Nortel Networks Corp. .........................      134,000           4,296
   QUALCOMM, Inc. * ..............................       32,400           2,663
   Scientific-Atlanta, Inc. ......................        6,800             221
   Symbol Technologies, Inc. .....................        6,200             223
   Tellabs, Inc. * ...............................       17,800           1,006
                                                                       --------
                                                                         12,792

Telecommunication Services - 2.5%
   Avaya, Inc. * .................................       12,302             127
   Global Crossing, Ltd. * .......................       38,590             552
   Nextel Communications, Inc. - Cl. A * .........       32,900             814
   Qwest Communications International,
     Inc. * ......................................       72,062           2,955
   Sprint PCS (PCS Group) * ......................       40,600             830
   Verizon Communications ........................      116,774           5,853
   WorldCom, Inc. * ..............................      125,077           1,759
                                                                       --------
                                                                         12,890

Telephone - 2.8%
   Alltel Corp. ..................................       13,800             862
   AT&T Corp. ....................................      163,207           2,826
   BellSouth Corp. ...............................       80,900           3,312
   CenturyTel, Inc. ..............................        6,000             214
   SBC Communications, Inc. ......................      146,397           6,990
   Sprint Corp. ..................................       38,700             786
                                                                       --------
                                                                         14,990

Transportation Services - 0.7%
   AMR Corp. * ...................................        6,400             251
   Burlington Northern Santa Fe ..................       16,900             478
   CSX Corp. .....................................        8,900             231
   Delta Air Lines, Inc. .........................        5,300             266
   Fedex Corp. * .................................       12,400             495
   Harley-Davidson, Inc. .........................       13,500             537
   Norfolk Southern Corp. ........................       16,400             218
   Ryder System, Inc. ............................        2,600              43
   Southwest Airlines Co. ........................       22,100             741
   U.S. Airways Group, Inc. * ....................        2,900             118
   Union Pacific Corp. ...........................       10,600             538
                                                                       --------
                                                                          3,916

U.S. Government Agencies - 1.1%
   Federal Home Loan Mortgage Corp. # ............       29,900           2,060

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                         Market
                 Name of Issuer                          Shares          Value
                                                                        (000's)
COMMON STOCK - Continued

U.S. Government Agencies - Continued
   Federal National Mortgage Assoc. # ............       43,600        $  3,782
                                                                       --------
                                                                          5,842
                                                                       --------
                               TOTAL COMMON STOCK-         96.4%        506,583

                                                          Par
                                                         Value
                                                        (000's)
SHORT-TERM INVESTMENTS - 3.5%

   Investment in joint trading account
     (Note B)
   6.695% due 01/02/01 ...........................     $ 17,460          17,460
   U.S. Treasury Bill
   5.88% due 03/15/01 ............................        1,245           1,239
                                                                       --------
                                                                         18,699
                                                       --------        --------
                                TOTAL INVESTMENTS-         99.9%        525,282
              Cash and Receivables, less payables-          0.1%            377
                                                       --------        --------
                                       NET ASSETS-        100.0%        525,659
                                                       ========        ========

* Non-income producing security.
# Securities, or a portion thereof, with an aggregate market value of $1,230 have been segregated to collateralize financial futures contracts.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                          Par            Market
                 Name of Issuer                          Value           Value
                                                        (000's)         (000's)
PUBLICLY-TRADED BONDS

Aerospace & Defense - 0.9%
   Argo-Tech Corp.
   8.625% due 10/01/07 ...........................     $     15        $     12
   K & F Industries, Inc. - Sr. Sub. Notes
   9.25% due 10/15/07 ............................          225             218
                                                                       --------
                                                                            230

Auto & Truck Parts - 4.0%
   Accuride Corp. - Sr. Sub. Notes
   9.25% due 02/01/08 ............................          125              77
   Delco Remy International, Inc.
   10.625% due 08/01/06 ..........................          195             158
   Delco Remy International, Inc. - Sr. Notes
   8.625% due 12/15/07 ...........................           50              41
   Dura Operating Corp.
   9.0% due 05/01/09 .............................          185             154
   Federal Mogul Corp.
   7.5% due 01/15/09 .............................          750             120
   Federal-Mogul Corp. - Sr. Notes
   8.8% due 04/15/07 .............................          100              16
   Hayes Lemmerz International, Inc.
   9.125% due 07/15/07 ...........................          100              67
   Hayes Lemmerz International, Inc. - Ser. B
   9.125% due 07/15/07 ...........................            5               3
   LDM Technologies, Inc.
   10.75% due 01/15/07 ...........................          135              68
   Lear Corp. - Ser. B
   8.11% due 05/15/09 ............................          200             181
   Lear Corp. - Sub. Notes
   9.5% due 07/15/06 .............................          100              96
   Numatics, Inc. - Ser. B
   9.625% due 04/01/08 ...........................          100              62
                                                                       --------
                                                                          1,043

Automobile - 0.7%
   Lear Corp. - Ser B
   7.96% due 05/15/05 ............................          140             132
   Navistar International - Sr. Sub Notes Ser. B
   8.0% due 02/01/08 .............................           50              37
                                                                       --------
                                                                            169

Bank - 0.4%
   Western Financial Bank - Sub.
   8.875% due 08/01/07 ...........................          125             113

Business Services - 0.6%
   Express Scripts, Inc. - Sr. Notes
   9.625% due 06/15/09 ...........................          155             160

Chemical - 4.5%
   Acetex Corp. - Sr. Notes
   9.75% due 10/01/03 ............................          120             109
   Avecia Group plc
   11.0% due 07/01/09 ............................          200             198
   Georgia Gulf Corp.
   10.375% due 11/01/07 ..........................          200             185
   Lyondell Chemical Co. - Debs
   9.8% due 02/01/20 .............................          110              97
   Lyondell Chemical Co.
   9.875% due 05/01/07 ...........................          345             335
   Lyondell Chemical Co. - Notes Ser. A
   9.625% due 05/01/07 ...........................          100              97
   PCI Chemicals Canada, Inc.
   9.25% due 10/15/07 ............................           90              25
   Texas Petrochemical Corp. - Sr Sub. Notes
   11.125% due 07/01/06 ..........................          150             113
                                                                       --------
                                                                          1,159

Coal - 1.2%
   P&L Coal Holdings Corp.
   9.625% due 05/15/08 ...........................          300             299

Commercial Sevices - 2.9%
   American Color Graphics, Inc.
   12.75% due 08/01/05 ...........................          125             118
   Iron Mountain, Inc.
   8.75% due 09/30/09 ............................          150             147
   Pierce Leahy Command Co.
   8.125% due 05/15/08 ...........................           75              70
   Pierce Leahy Corp. - Sr. Sub. Notes
   9.125% due 07/15/07 ...........................          220             218
   Waste Management, Inc.
   6.875% due 05/15/09 ...........................          200             188
                                                                       --------
                                                                            741

Computer Equipment - 0.4%
   Seagate Technology, Intl. - 144A (a)
   12.5% due 11/15/07 ............................          110             104

Computer Software & Services - 2.2%
   Concentric Network Corp. - Sr. Notes
   12.75% due 12/15/07 ...........................          150             127
   Covad Communications Group, Inc.
   12.0% due 02/15/10 ............................          115              29
   Exodus Communications - Sr. Notes 144A (a)
   11.625% due 07/15/10 ..........................          250             222
   PSINet, Inc. - Sr. Notes
   10.0% due 02/15/05 ............................          200              56
   11.0% due 08/01/09 ............................           50              14
   11.5% due 11/01/08 ............................          375             113
                                                                       --------
                                                                            561

Consumer Miscellaneous - 2.1%
   Lin Holdings Corp. - Sr. Disc. Notes
   1.0% due 03/01/08 .............................          650             465
   Resolution Performance Products - Sr. Sub
     Notes 144A (a)
   13.5% due 11/15/10 ............................           65              67
                                                                       --------
                                                                            532

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                          Par            Market
                 Name of Issuer                          Value           Value
                                                        (000's)         (000's)
PUBLICLY-TRADED BONDS - Continued

Container - 2.8%
   BWAY Corp. - Ser. B
   10.25% due 04/15/07 ............................      $  175        $    158
   Crown Cork & Seal - Notes
   8.375% due 01/15/05 ............................         350             199
   Gaylord Container Corp. - Sr. Notes Ser. B
   9.375% due 06/15/07 ............................         350             217
   Owens-Ilinois, Inc. - Debs
   7.5% due 05/15/10 ..............................          85              45
   Packaging Corp. of America
   9.625% due 04/01/09 ............................         125             129
                                                                       --------
                                                                            748

Diversified Operations - 1.8%
   Consumers International - Sr. Notes
   10.25% due 04/01/05 ............................         350              35
   Fisher Scientific International, Inc. - Sr. Sub.
     Notes
   9.0% due 02/01/08 ..............................         125             114
   Kansas City Southern - Sr. Notes 144A (a)
   9.5% due 10/01/08 ..............................          25              26
   Prestolite Electric, Inc.
   9.625% due 02/01/08 ............................         225             101
   Roller Bearing Co. America, Inc. - Ser. B
   9.625% due 06/15/07 ............................          30              26
   SCG Holdings Corp.
   12.0% due 08/01/09 .............................         129             110
   Westinghouse Air Brake Co. - Sr. Notes
   9.375% due 06/15/05 ............................          45              42
                                                                       --------
                                                                            454

Electric Power - 1.3%
   Calpine Corp. - Sr. Notes
   8.625% due 08/15/10 ............................         100              98
   Western Resources, Inc.
   7.125% due 08/01/09 ............................          65              60
   Western Resources, Inc. - Sr. Notes
   6.875% due 08/01/04 ............................         180             173
                                                                       --------
                                                                            331

Electrical Equipment - 0.3%
   Wesco Distribution, Inc. - Ser. B
   9.125% due 06/01/08 ............................         100              88

Financial Services - 1.8%
   AMSC Acquisition Co., Inc. - Ser. B
   12.25% due 03/31/08 ............................          50              17
   RBF Finance Co.
   11.375% due 03/15/09 ...........................         220             254
   Tembec Finance Corp. - Sr. Notes
   9.875% due 09/30/05 ............................         195             199
                                                                       --------
                                                                            470

Food, Beverage & Tobacco - 3.4%
   Aurora Foods, Inc. - Sr. Sub. Notes
   8.75% due 07/01/08 .............................          75              51
   9.875% due 02/15/07 ............................          50              36
   Azurix Corp.
   10.75% due 02/15/10 ............................         195             189
   B&G Foods, Inc.
   9.625% due 08/01/07 ............................         125              81
   Chiquita Brands International, Inc. - Sr. Notes
   10.0% due 06/15/09 .............................         290             101
   Del Monte Foods Co. - Sr. Disc. Notes Ser. B
   12.5% due 12/15/07 .............................         172             127
   Nash-Finch Co. - Ser. B
   8.5% due 05/01/08 ..............................         275             201
   New World Pasta Co.
   9.25% due 02/15/09 .............................         225              95
                                                                       --------
                                                                            881

Foreign - 0.3%
   Satelites Mexicanos SA - Sr. Notes
   10.125% due 11/01/04 ...........................         125              81

Health Care Products - 4.7%
   ALARIS Medical Systems, Inc.
   9.75% due 12/01/06 .............................         550             203
   ALARIS Medical, Inc. - Sr. Disc. Notes
   1.0% due 08/01/08 ..............................         150              12
   Beckman Coulter, Inc.
   7.45% due 03/04/08 .............................          50              48
   Bergen Brunswig Corp.
   7.375% due 01/15/03 ............................         250             235
   Conmed Corp.
   9.0% due 03/15/08 ..............................         340             272
   MEDIQ, Inc.
   11.0% due 06/01/08 .............................         125               1
   Owens & Minor, Inc.
   10.875% due 06/01/06 ...........................         131             135
   Owens Illinois , Inc.
   7.15% due 05/15/05 .............................         165              96
   Packard Bioscience, Co. - Sr. Sub Notes
   9.375% due 03/01/07 ............................         125             110
   Warner Chilcott, Inc. - Ser. 144A (a)
   12.625% due 02/15/08 ...........................         125             128
                                                                       --------
                                                                          1,240

Health Care Services - 3.7%
   Beverly Enterprises, Inc.
   9.0% due 02/15/06 ..............................         310             286
   Bio-Rad Labs, Inc.
   11.625% due 02/15/07 ...........................         107             110
   Columbia/HCA Healthcare Corp.
   7.25% due 05/20/08 .............................          50              48
   HCA - The Healthcare Co. - Notes
   8.75% due 09/01/10 .............................          65              69
   Tenet Healthcare Corp. - Sr. Sub Notes
   8.125% due 12/01/08 ............................         175             177
   8.625% due 01/15/07 ............................          50              51

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                          Par            Market
                 Name of Issuer                          Value           Value
                                                        (000's)         (000's)
PUBLICLY-TRADED BONDS - Continued

Health Care Services - Continued
   Triad Hospitals Holdings, Inc.
   11.0% due 05/15/09 .............................      $  200        $    212
                                                                       --------
                                                                            953

Household Appliances / Furnishings - 0.8%
   Mattress Discounters Co.
   12.625% due 07/15/07 ...........................          75              67
   Sealy Mattress Co. - Ser. B
   0.0% due 12/15/07 ..............................         175             131
                                                                       --------
                                                                            198

Housing - 1.4%
   American Standard Cos., Inc.
   7.625% due 02/15/10 ............................          85              82
   Grove Worldwide Llc - Sr. Sub. Notes
   9.25% due 05/01/08 .............................          85               8
   Standard Pacific Corp. - Sr. Notes
   8.5% due 06/15/07 ..............................         110             101
   8.5% due 04/01/09 ..............................         185             164
                                                                       --------
                                                                            355

Leisure & Recreation - 4.5%
   AMC Entertainment, Inc. - Sr. Sub. Notes
   9.5% due 03/15/09 ..............................         125              71
   9.5% due 02/01/11 ..............................         375             214
   John Q. Hammons Hotels
   8.875% due 02/15/04 ............................         425             384
   Station Casinos, Inc. - Sr. Sub Notes
   9.875% due 07/01/10 ............................         100             103
   Station Casinos, Inc. - Sr. Sub. Notes
   8.875% due 12/01/08 ............................         225             221
   True Temper Sports, Inc. - Sr. Sub. Notes
   10.875% due 12/01/08 ...........................         175             169
                                                                       --------
                                                                          1,162

Media - Publishing - 0.7%
   Adelphia Communications Corp.
   9.875% due 03/01/07 ............................          50              47
   Sun Media Corp. - Sr. Sub. Notes
   9.5% due 05/15/07 ..............................         150             145
                                                                       --------
                                                                            192

Media - TV / Radio - 10.2%
   Adelphia Communications Corp.
   9.375% due 11/15/09 ............................         150             132
   Allbritton Communications Co. - Sr. Sub.
     Debs. Ser. B
   9.75% due 11/30/07 .............................         250             244
   Allbritton Communications Co. - Sr. Sub.
     Notes
   8.875% due 02/01/08 ............................          50              46
   Benedek Communications Corp. - Sr. Disc
     Notes
   0.0% due 05/15/06 ..............................         325             211
   Cablevision SA - Bonds
   13.75% due 05/01/09 ............................          60              44
   Century Communications Corp. - Cl. A
   8.875% due 01/15/07 ............................          75              66
   Century Communications Corp. - Sr. Disc
     Notes
   0.0% due 01/15/08 ..............................         500             200
   Charter Communications Holdings, LLC - Sr
     Notes
   8.625% due 04/01/09 ............................         575             522
   Classic Cable, Inc.
   10.5% due 03/01/10 .............................         510             204
   Classic Cable, Inc. - Ser. B
   9.375% due 08/01/09 ............................          20               8
   EchoStar DBS Corp. - Sr. Notes
   9.375% due 02/01/09 ............................         625             609
   Frontiervision Holding L.P. - Sr. Disc. Notes
   1.0% due 09/15/07 ..............................         200             168
   Granite Broadcassting Corp. - Sr. Sub. Notes
   8.875% due 05/15/08 ............................         175              93
   United Pan-Europe Comm - Sr. Notes Ser. B
   11.5% due 02/01/10 .............................         125              81
   Young Broadcasting, Inc.
   8.75% due 06/15/07 .............................          50              46
                                                                       --------
                                                                          2,674

Metals & Mining - 0.1%
   Neenah Corp. - Ser. F
   11.125% due 05/01/07 ...........................          40              30
   Neenah Corp. - Sr. Sub. Notes
   11.125% due 05/01/07 ...........................          10               7
                                                                       --------
                                                                             37

Natural Gas Distribution - 0.6%
   Energy Corp. of America - Sr. Sub. Notes
   9.5% due 05/15/07 ..............................         200             160

Oil & Natural Gas Exploration & Production - 2.7%
   Costilla Energy, Inc. - Sr. Notes
   10.25% due 10/01/06 ............................          71               0
   Plains Resources, Inc.
   10.25% due 03/15/06 ............................         200             199
   Plains Resources, Inc. - Sr. Sub. Notes
   10.25% due 03/15/06 ............................         175             174
   Pride International, Inc. - Sr.Notes
   9.375% due 05/01/07 ............................         100             103
   10.0% due 06/01/09 .............................         100             105
   Texas Petrochemical Corp. - Sr. Sub. Notes
   11.125% due 07/01/06 ...........................         175             131
                                                                       --------
                                                                            712

Oil - Equipment & Service - 1.0%
   ICO, Inc. - Sr. Notes
   10.375% due 06/01/07 ...........................          50              47

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                           Par      Market
Name of Issuer                                            Value      Value
                                                         (000's)    (000's)
PUBLICLY-TRADED BONDS - Continued

Oil - Equipment & Service - Continued
  Key Energy Services, Inc.
  14.0% due 01/15/09 ..............................      $   65    $   74
  Pioneer Natural Resources Co.
  9.625% due 04/01/10 .............................          45        48
  Tuboscope, Inc.
  7.5% due 02/15/08 ...............................         100        95
                                                                   ------
                                                                      264

Paper & Forest Products - 1.2%
  Doman Industries, Ltd.
  12.0% due 07/01/04 ..............................          75        73
  Doman Industries, Ltd. - Sr. Notes
  8.75% due 03/15/04 ..............................         275       124
  Paperboard Industries International, Inc. - Sr.
    Notes
  8.375% due 09/15/07 .............................          40        30
  Repap New Brunswick, Inc. - Sr. Notes
  10.625% due 04/15/05 ............................          75        77
  Tembec Industries, Inc.
  8.625% due 06/30/09 .............................          15        15
                                                                   ------
                                                                      319

Pollution Control - 0.9%
  Allied Waste North America
  7.625% due 01/01/06 .............................         250       237

Real Estate Development - 0.5%
  D.R. Horton, Inc.
  8.0% due 02/01/09 ...............................          60        54
  Del Webb Corp. - Sr. Sub. Debs.
  10.25% due 02/15/10 .............................          75        68
                                                                   ------
                                                                      122

Retail - Drug Stores - 1.7%
  Duane Reade, Inc. - Sr. Sub. Notes
  9.25% due 02/15/08 ..............................         500       430

Retail - Food - 0.8%
  Stater Bros. Holdings, Inc. - Senior Notes
  10.75% due 08/15/06 .............................         250       209

Shoe & Apparel Manufacturing - 2.0%
  Levi Strauss & Co. - Notes
  6.8% due 11/01/03 ...............................         100        81
  7.0% due 11/01/06 ...............................         260       195
  WestPoint Stevens, Inc. - Sr. Notes
  7.875% due 06/15/08 .............................         350       248
                                                                   ------
                                                                      524

Steel - 3.0%
  AK Steel Corp.
  7.875% due 02/15/09 .............................         250       222
  AK Steel Corp. - Sr. Notes
  9.125% due 12/15/06 .............................         100        95
  Algoma Steel, Inc.
  12.375% due 07/15/05 ............................         300       102



Steel - Continued
  Armco, Inc. - Sr. Notes
  9.0% due 09/15/07 ...............................          75        67
  LTV Corp.
  11.75% due 11/15/09 .............................         433         9
  National Steel Corp.
  9.875% due 03/01/09 .............................         320       128
  Weirton Steel Corp. - Sr. Notes
  11.375% due 07/01/04 ............................         375       154
                                                                   ------
                                                                      777

Telecommunication Equipment - 3.3%
  Alestra SA de CV - Sr. Notes
  12.125% due 05/15/06 ............................         175       142
  Covad Communications Group, Inc. - Sr. Notes
  12.5% due 02/15/09 ..............................          50        13
  Crown Castle International Corp. - Sr. Disc.
    Notes
  1.0% due 11/15/07 ...............................         250       200
  Fairchild Semiconductor Corp.
  10.375% due 10/01/07 ............................          35        33
  Fairchild Semiconductor Corp. - Sr. Sub. Notes
  10.125% due 03/15/07 ............................         250       230
  Intermedia Communications, Inc. - Sr. Notes
  Ser. B
  9.5% due 03/01/09 ...............................         300       216
  L-3 Communications Corp. - Sr. Sub. Notes
  8.5% due 05/15/08 ...............................          35        33
                                                                   ------
                                                                      867

Telecommunication Services - 14.8%
  BTI Telecom Corp. - Sr. Notes
  10.5% due 09/15/07 ..............................         100        25
  Fonda Group, Inc. - Sr. Sub. Notes
  9.5% due 03/01/07 ...............................         125        98
  GCI, Inc. - Sr. Notes
  9.75% due 08/01/07 ..............................         400       368
  Global Crossing Holdings, Ltd.
  9.125% due 11/15/06 .............................         100        96
  GST Telecommunications, Inc. - Sr. Sub. Notes
  12.75% due 11/15/07 .............................          50         1
  GT Group Telecom - Sr. discount notes
  0.0% due 02/01/10 ...............................         180        61
  Hyperion Telecommunications, Inc. - Sr. Disc.
    Notes
  13.0% due 04/15/03 ..............................         250       180
  Hyperion Telecommunications, Inc. - Sr. Notes
  12.25% due 09/01/04 .............................         165       132
  Insight Midwest
  9.75% due 10/01/09 ..............................         235       233
  Insight Midwest LP - Sr. Notes 144A (a)
  10.5% due 11/01/10 ..............................          40        41
  Intermedia Communications, Inc. - Sr. Notes
  8.875% due 11/01/07 .............................         275       192

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                           Par       Market
Name of Issuer                                            Value      Value
                                                         (000's)    (000's)
PUBLICLY-TRADED BONDS - Continued

Telecommunication Services - Continued
  KMC Telecom Holdings, Inc. - Sr. Disc. Notes
  1.0% due 02/15/08 ...............................     $   275   $    33
  Level 3 Communications, Inc.
  11.25% due 03/15/10 .............................         200       175
  Level 3 Communications, Inc. - Sr. Notes
  9.125% due 05/01/08 .............................          30        24
  McleodUSA, Inc.
  8.125% due 02/15/09 .............................         175       150
  McLeodUSA, Inc. - Sr. Notes
  8.375% due 03/15/08 .............................         230       201
  9.5% due 11/01/08 ...............................          55        50
  Nextel Communications - Sr. Notes
  9.375% due 11/15/09 .............................         150       141
  Nextel Communications, Inc. - Sr. Disc. Notes
  1.0% due 10/31/07 ...............................         650       483
  NEXTLINK Communications, Inc. - Sr. Disc.
    Notes
  1.0% due 04/15/08 ...............................         300       155
  NTL Communications Corp. - Sr. Notes
  1.0% due 10/01/08 ...............................         615       344
  RCN Corp.
  0.0% due 10/15/07 ...............................          50        18
  10.0% due 10/15/07 ..............................         200       112
  RCN Corp. - Sr. Disc. Notes
  1.0% due 07/01/08 ...............................         425       132
  RSL Communications plc
  9.125% due 03/01/08 .............................         100         4
  Telecommunications Techniques Co.
  9.75% due 05/15/08 ..............................         140       123
  Time Warner Telecom Llc - Sr. Notes
  9.75% due 07/15/08 ..............................         290       270
                                                                   ------
                                                                    3,842

Telephone - 0.9%
  e.spire Communications, Inc. - Sr. Disc. Notes
  1.0% due 04/01/06 ...............................          75        26
  ITC DeltaCom, Inc. - Sr. Notes
  8.875% due 03/01/08 .............................         125        82
  9.75% due 11/15/08 ..............................          75        53
  Viatel, Inc. - Sr. Notes
  11.25% due 04/15/08 .............................         125        39
  11.5% due 03/15/09 ..............................         150        46
                                                                   ------
                                                                      246

Transportation Services - 0.6%
  Dunlop Standard Aero Holdings - Sr. Notes
  11.875% due 05/15/09 ............................         150       150
                                                                   ------
       TOTAL PUBLICLY-TRADED BONDS- ...............        91.7%   23,834


PREFERRED STOCK

Food, Beverage & Tobacco - 0.0%
  Aurora Foods, Inc. ..............................       2,214     $   5

Media - Publishing - 0.4%
  Primedia, Inc. ..................................       1,250       100

Telecommunication Services - 0.2%
  XO Communications, Inc. .........................         128        58
                                                                   ------
       TOTAL PREFERRED STOCK- .....................         0.6%      163


WARRANTS

Household Appliances / Furnishings - 0.0%
  Mattress Discounters Corp.
  expires 07/07/15 (Cost $1) ......................          75         1

Telecommunication Services - 0.0%
  GT Group Telecom, Inc.
  expires 02/01/10 (Cost $9) ......................         180         7
  KMC Telecom Holdings, Inc. - WT 144A (a)
  expires 01/31/08 (Cost $0) ......................         250         1
                                                                   ------
                                                                        8
                                                                   ------
       TOTAL WARRANTS- ............................         0.0%        9

                                                           Par
                                                          Value
                                                         (000's)
SHORT-TERM INVESTMENTS - 4.4%
  Investment in joint trading account (Note B)
    6.695% due 01/02/01 ...........................       1,127     1,127
                                                         ------    ------
                                 TOTAL INVESTMENTS-        96.7%   25,133
               Cash and Receivables, less payables-         3.3%      845
                                                         ------    ------
                                        NET ASSETS-       100.0%   25,978
                                                         ======    ======

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, securities aggregated $589 or 2.27% of net assets of the Portfolio.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
GLOBAL BOND FUND

                                                           Par       Market
Name of Issuer                                            Value      Value
                                                         (000's)    (000's)
PUBLICLY-TRADED BONDS

Australia - 0.9%
  Commonwealth of Australia - Bonds
    (GOVF)
  7.5% due 07/15/05 ..............................     $  1,000  $    604

Canada - 2.0%
  Government of Canada - Bonds (GOVF)
  7.0% due 12/01/06 ..............................        1,100       793
  Government of Canada (GOVF)
  7.25% due 06/01/07 .............................          750       550
                                                                   ------
                                                                    1,343

Denmark - 2.1%
  Danske Kredit (LEND)
  6.0% due 10/01/29 ..............................        5,975       721
  Kingdom of Denmark - Bullet Bond
    (GOVF)
  8.0% due 03/15/06 ..............................        5,080       726
                                                                   ------
                                                                    1,447

Finland - 4.4%
  Republic of Finland - Bonds (GOVF)
  5.75% due 02/23/11 .............................        3,050     3,015

France - 4.4%
  Government of France - Bonds (GOVF)
  5.25% due 04/25/08 .............................        1,580     1,529
  Government of France - O.A.T. (GOVF)
  5.5% due 04/25/07 ..............................        1,490     1,466
                                                                   ------
                                                                    2,995

Germany - 16.7%
  Allgemeine Hypothekenbank (BANK)
  5.0% due 09/02/09 ..............................          500       454
  Bayer Hypo Veriens (BANK)
  5.0% due 04/02/08 ..............................        1,000       922
  Bundesrepublic Deutschland - Bonds
    (GOVF)
  6.75% due 04/22/03 .............................        3,000     2,953
  Federal Republic of Germany - Bonds
    (GOVF)
  5.25% due 01/04/08 .............................        3,750     3,631
  6.875% due 05/12/05 ............................        2,750     2,813
  Mannesman Finance BV (MACH)
  4.75% due 05/27/09 .............................          750       639
                                                                   ------
                                                                   11,412

Greece - 1.5%
  Hellenic Republic - Bonds (GOVF)
  8.6% due 03/26/08 ..............................      220,000       721
  8.8% due 06/19/07 ..............................      100,000       327
                                                                   ------
                                                                    1,048

Ireland - 0.9%
  Republic of Ireland - Debs. (GOVF)
  4.0% due 04/18/10 ..............................          750       649


Japan - 2.2%
  International Bank of Reconstruction &
    Development - Debs. (BANK)
  4.75% due 12/20/04 ..............................    $150,000   $ 1,514

Luxembourg - 1.4%
  Ford Motor Credit Co. (LEND)
  5.25% due 06/16/08 ..............................       2,100       957

Netherlands - 8.6%
  Deutsche Telekom International Finance
    (TELS)
  6.625% due 07/06/10 .............................       1,000       956
  Government of Netherlands - Bonds
    (GOVF)
  5.5% due 07/15/10 ...............................       1,780     1,735
  5.75% due 09/15/02 ..............................       1,200     1,148
  6.5% due 04/15/03 ...............................       1,500     1,465
  Government of Netherlands - Bonds Series
  1 & 2 (GOVF)
  6.0% due 01/15/06 ...............................         600       595
                                                                   ------
                                                                    5,899

New Zealand - 0.7%
  Government of New Zealand - Bonds
    (GOVF)
  8.0% due 11/15/06 ...............................       1,000       485

Norway - 0.8%
  Norwegian Government - Bonds (GOVF)
  6.75% due 01/15/07 ..............................       5,000       587

Spain - 3.8%
  Kingdom of Spain - Notes (GOVF)
  3.1% due 09/20/06 ...............................     120,000     1,171
  4.0% due 01/31/10 ...............................       1,650     1,426
                                                                   ------
                                                                    2,597

Supra National - 12.3%
  Asian Development Bank (BANK)
  5.625% due 02/18/02 .............................     150,000     1,391
  Bank Of Ireland (BANK)
  6.45% due 02/10/10 ..............................       1,000       965
  BAT International Finance (FOOD)
  4.875% due 02/25/09 .............................         600       490
  European Investment Bank - Notes (BANK)
  3.0% due 09/20/06 ...............................     230,000     2,243
  International Bank of Reconstruction &
    Development - Debs. (BANK)
  4.5% due 03/20/03 ...............................     160,000     1,519
  International-American Development Bank -
    Bonds (BANK)
  1.9% due 07/08/09 ...............................     100,000       909
  Royal Bank of Scotland plc (BANK)
  8.375% due 01/29/07 .............................         300       492

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
GLOBAL BOND FUND
                                                           Par       Market
Name of Issuer                                            Value      Value
                                                         (000's)    (000's)
PUBLICLY-TRADED BONDS - Continued

Supra National - Continued
    Standard Charter Bank (BANK)
    5.375% due 05/06/09 ...........................    $    450  $    401
                                                                 --------
                                                                    8,410

Sweden - 0.8%
    Swedish Government (GOVF)
    5.0% due 01/28/09 .............................       5,200       561

United Kingdom - 4.0%
    U.K. Treasury (GOVF)
    7.25% due 12/07/07 ............................         805     1,351
    U.K. Treasury - Bonds (GOVF)
    8.5% due 12/07/05 .............................         800     1,368
                                                                 --------
                                                                    2,719

United States - 28.0%
    Belo AH Corp. - Sr. Notes (CONS)
    7.125% due 06/01/07 ...........................         100        96
    CenturyTel, Inc. - Sr. Notes Ser. H (TELS)
    8.375% due 10/15/10 ...........................         175       182
    Chancellor Media Corp. (MEDI)
    8.0% due 11/01/08 .............................         125       126
    Charter Communication Holdings LLC - Sr.
       Notes (MEDI)
    8.25% due 04/01/07 ............................         375       339
    Clear Channel Communications (MEDI)
    7.65% due 09/15/10 ............................         250       255
    Crown Castle International Corp. - Sr. Notes
       (MEDI)
    10.75% due 08/01/11 ...........................          75        78
    Federal National Mortgage Assoc. - Sr.
       Notes (GOVA)
    2.125% due 10/09/07 ...........................     100,000       923
    Federal National Mortgage Assoc. (GOVA)
    5.125% due 02/13/04 ...........................       1,500     1,478
    6.0% due 05/15/08 .............................         350       351
    6.25% due 05/15/29 ............................         500       502
    6.5% due 07/01/29 .............................         499       492
    6.5% due 08/01/13 .............................         488       488
    7.0% due 11/01/30 .............................         749       750
    7.0% due 12/01/30 .............................         400       400
    7.5% due 12/01/30 .............................         500       507
    8.0% due 12/01/30 .............................         500       512
    Fox Sports Networks LLC - Sr. Disc. Notes
       (MEDI)
    0.0% due 08/15/07 .............................         125       110
    KFW International Finance, Inc. (GOVF)
    1.75% due 03/23/10 ............................     220,000     1,958
    Liberty Media Corp. - Bonds (MEDI)
    7.875% due 07/15/09 ...........................         100        98
    NiSource Finance Corp. - 144A (a) (FINL)
    7.875% due 11/15/10 ...........................         125       131
    Spectrasite Holdings, Inc. - Sr. Notes Ser. B
       (TELE)
    10.75% due 03/15/10 ...........................          75        70


United States - Continued
    Time Warner, Inc. - Notes (MEDI)
    8.18% due 08/15/07 ............................         150       160
    U.S. Treasury - Bonds
        (GOVE)
    5.25% due 02/15/29 ............................         250       240
    U.S. Treasury - Notes
        (GOVE)
    5.75% due 08/15/03 ............................       2,000     2,029
    6.25% due 02/15/07 ............................       2,500     2,639
    6.875% due 05/15/06 ...........................       1,000     1,082
    U.S. Treasury - Bonds
        (GOVE)
    7.25% due 05/15/16 ............................       1,750     2,058
    8.875% due 08/15/17 ...........................         625       850
    Viacom, Inc. (MEDI)
    7.7% due 07/30/10 .............................         150       158
    Vodafone Group plc - Notes (TELS)
    7.625% due 02/15/05 ...........................         100       103
                                                                 --------
                                                                   19,165
                                                                 --------
                       TOTAL PUBLICLY-TRADED BONDS-        95.5%   65,407


SHORT-TERM INVESTMENTS - 2.5%

United States - 2.5%
  Investment in joint trading account (Note B)
    6.695% due 01/02/01 ...........................       1,616     1,616
  U.S. Treasury Bill (GOVE) .......................
    5.955% due 03/22/01 ...........................         100        99
                                                                 --------
                                                                    1,716
                                                       --------  --------
                                 TOTAL INVESTMENTS-        98.0%   67,123
               Cash and Receivables, less payables-         2.0%    1,350
                                                       --------  --------
                                        NET ASSETS-       100.0%  $68,473
                                                       ========  ========

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, securities aggregated $131 or .19% of net assets of the Portfolio.

See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                        Market          % of
                                  Industry              Value         Long-Term
Industry                        Abbreviation           (000s)        Investments
Foreign Governmental.............  GOVF                33,626           51.4%
Bank ....... ....................  BANK                10,810           16.5%
U.S. Governmental................  GOVE                 8,897           13.4%
U.S. Government Agencies.........  GOVA                 6,405            9.7%
Personal & Commercial Lending....  LEND                 1,678            2.6%
Media - TV / Radio...............  MEDI                  1232            1.9%
Telecommunication Services.......  TELS                  1138            1.8%
Machinery........................  MACH                   639            1.0%
Food, Beverage & Tobacco.........  FOOD                   490            0.7%
Telecommunication Equipment......  TELE                   251            0.4%
Financial Services...............  FINL                   131            0.2%
Media - Publishing...............  MEDP                   110            0.2%
                                                     --------       --------
                                                      $65,407          100.0%
                                                     ========       ========

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION
     The John Hancock Variable Series Trust I (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Massachusetts business trust. The Trust consists of thirty-two funds: Large Cap Growth, Fundamental Growth (formerly, Fundamental Mid Cap Growth), Aggressive Balanced, Active Bond (formerly, Sovereign Bond), CORE Bond, Emerging Markets Equity, International Equity Index, International Equity, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Mid Cap Blend, Large Cap Value, Large Cap Value CORE, American Leaders Large Cap Value, Large/Mid Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth, Bond Index, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small/Mid Cap Value, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity (formerly, Small Cap Value), International Opportunities, Equity Index, High Yield Bond and Global Bond Funds (collectively, the "Funds"). The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Insurance Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO") to Investors Partner Life Account L ("IPLL") to fund contracts and policies issued by Investors Partner Life ("IPL"), and to John Hancock Variable Life Account PPM-1 ("PPM-1").

NOTE B--ACCOUNTING POLICIES
     Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Valuation of Investments: For the Large Cap Growth, Fundamental Growth, Aggressive Balanced, Emerging Markets Equity, Small Cap Growth, Mid Cap
Growth, Mid Cap Blend, Large Cap Value, Large Cap Value CORE, American Leaders Large Cap Value, Large/Mid Cap Value, Mid Cap Value, Small/Mid Cap Growth, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small/Mid Cap Value, Real Estate Equity, Growth & Income, Managed, Small Cap Equity, and Equity Index Funds:
Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.
         For the Active Bond, CORE Bond, Bond Index, Managed, Short-Term Bond, High Yield Bond and Global Bond Funds: Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.
         For the Money Market Fund: The Board of Trustees has determined that the appropriate method for valuing Fund securities is amortized cost, so long as the average weighted maturity of money market instruments comprising the Fund does not exceed 90 days. Accordingly, Fund securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)

          For each of the Funds, short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.
          For the International Equity Index, International Equity, Global Balanced and International Opportunities Funds: Investments in securities traded on national securities exchanges in the United States or on equivalent foreign exchanges are normally valued at the last quoted sales price on such exchanges as of the close of business on the date of which assets are valued. Securities traded in the over-the-counter market and securities traded with no sales on the day of valuation are normally valued at their last available bid price. All Fund securities initially expressed in terms of foreign currencies have been translated into U.S. Dollars as described in "Currency Translation".
     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Funds, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Large Cap Growth, Emerging Markets Equity, International Equity Index, International Equity, Global Balanced, Large Cap Value, Large Cap Value CORE, Small/Mid Cap Growth, Large Cap Aggressive Growth, Small/Mid Cap Value, Real Estate Equity, Growth & Income, Managed, Small Cap Equity, International Opportunities and Equity Index Funds are shown net of foreign taxes withheld of $4, $30, $444, $25, $28, $28, $1, $4, $1, $1, $9, $182, $102, $1, $163, and $26, respectively. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Bank Borrowings: The Funds (except for Money Market and International Equity Index Funds) are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that other-wise might require the untimely disposition of securities. The Funds have entered into a syndicated line of credit agreement with State Street Bank and Trust Company ("SSBT"). This agreement enables the Funds to participate in an unsecured line of credit, which permits borrowings up to $75 million, collectively. Interest is charged to each Fund, based on its borrowing. In addition, a commitment fee is charged to each Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds. Interest expense paid under the line of credit, net of the portion paid by the Adviser amounting to $22 for Bond Index Fund, is included under the caption "Other fees" in the Statement of Operations. The following funds had borrowings under the line of credit during the year ended December 31, 2000:


                           Average Daily Loan Balance During the          Weighted Average
Fund                       Period for which Loans Were Outstanding        Interest Rate           Interest Expense
----                       ---------------------------------------        -------------           ----------------
Fundamental Growth                     $1,475                                   7.14%                     $2
Mid Cap Growth                          1,641                                   6.42                      --
Mid Cap Value                           1,478                                   7.12                       1
Bond Index                              4,678                                   7.10                      --
Real Estate Equity                      1,095                                   7.15                       1
Small Cap Equity                        3,393                                   6.44                       2

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)

     Securities Lending: Certain Funds (Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Mid Cap Growth, Large Cap Value, Mid Cap Value, Small/Mid Cap Growth, Growth & Income, Managed, Short-Term Bond, International Opportunities and Global Bond Funds) have entered into an agreement with SSBT to lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. These loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2000, the market value of the securities loaned and the market value of the collateral were as follows:

Fund                            Value of Securities Loaned   Value of Collateral
----                            --------------------------   -------------------
Large Cap Growth                       $ 80,209                  $ 84,124
Active Bond                              99,103                   112,135
International Equity Index               29,739                    31,240
Small Cap Growth                         52,037                    55,446
Mid Cap Growth                           52,885                    54,779
Large Cap Value                           8,059                     8,453
Small/Mid Cap Growth                     32,919                    34,457
Growth & Income                          92,325                    97,450
Managed                                 177,099                   184,244
Short-Term Bond                          13,542                    13,740
International Opportunities               9,494                     9,839
Global Bond                               7,083                     7,131

     Repurchase Agreements: The Funds may enter into repurchase agreements which are contracts under which a Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States government securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. A Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint Repurchase Agreements: The Active Bond and Small Cap Growth Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Sub-Adviser"), an indirect wholly-owned subsidiary of John Hancock, may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Trust's custodian bank receives delivery of the underlying securities for the joint repurchase agreement on the Trust's behalf. The Sub-Adviser is responsible for ensuring that the agreement is fully collateralized at all times. The International Equity, Large Cap Value CORE and Small/Mid Cap CORE Funds of the Trust, along with other registered investment companies having a management contract with Goldman Sachs Asset Management (the "Sub-Adviser"), may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Trust's custodian bank receives delivery of the underlying securities for the joint repurchase agreement on the Funds' behalf. The Sub-Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)

     Joint Trading Account: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the order permits the existing Funds of the Trust to pool daily uninvested cash balances, together with the balances of any future Funds of the Trust, into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of seven days. Joint Account holdings as of December 31, 2000:


Name of Issuer                                                  Par Value              Market Value
--------------                                                  ---------              ------------
Alpine Securitization Corp. 6.67% due 01/02/01                  $ 40,000               $  40,000
Cargill Global FDG 6.61% due 01/04/01                             49,232                  49,214
Chase Manhattan Bank 6.53% due 01/02/01                           47,000                  47,000
Clipper Receivables Corp. 6.65% due 01/02/01                      15,000                  15,000
Eagle Funding Capital Corp. 6.75% due 01/04/01                    40,000                  39,985
Exxon Mobil 6.55% due 01/03/01                                    12,700                  12,698
Falcon Asset Securitization 6.70% due 01/02/01                     6,009                   6,009
Ford Credit Europe PLC 6.55% due 01/02/01                         50,000                  50,000
General Electric Credit Capital 6.57.% due 01/02/01               50,000                  50,000
Greenwich FDG Corp. 6.68% 01/04/01                                10,000                   9,996
Lexington Parker Capital Corp. 6.50% due 01/02/01                  9,100                   9,100
National Australia FDG 6.62% due 01/03/01                         50,000                  49,991
Nestle Capital Corp. 6.40% due 01/02/01                            4,462                   4,462
Philip Morris Cos., Inc. 6.50% due 01/02/01                       23,200                  23,200
Philip Morris Capital Corp. 6.56% due 01/03/01                    24,542                  24,538
Philip Morris Capital Corp. 6.57% due 01/05/01                     1,730                   1,729
Sony Capital Corp. 6.63% due 01/02/01                              8,181                   8,181
Sony Capital Corp. 6.60% due 01/03/01                             25,000                  24,995
Toyota Motor Credit Co. 6.54% due 01/02/01                         7,453                   7,453
                                                                --------                --------
   Joint Trading Account Totals                                 $473,609                $473,551
                                                                ========                ========

     Financial Futures Contracts: The Large Cap Growth, Active Bond, Emerging Markets Equity, International Equity Index, International Equity, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value CORE, Small/Mid Cap Growth, Small/Mid Cap CORE, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Equity Index, High Yield Bond and Global Bond Funds may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Daily variation margin adjustments, arising from this "mark to market", are recorded by the Funds as unrealized gains or losses.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)

     When the contracts are closed, the Fund recognizes a gain or a loss. Risk of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2000, open positions in financial futures contracts were as follows:


International Equity Index                                                       Face Amount       Unrealized
Purchased                                                Expiration Date          at Value         Gain (Loss)
---------                                                ---------------          --------         -----------
18 contracts CAC-40 10 Euro Index Futures                   March 2001            $ 1,014            $   22
6 contracts DAX Index Futures                               March 2001                916               (42)
13 contracts FTSE 100 Index Futures                         March 2001              1,205               (36)
20 contracts Nikkei 225 Index Futures                       March 2001              1,373              (114)
                                                                                  -------            ------
                                                                                  $ 4,508            $ (170)
                                                                                  =======            ======
International Equity
Purchased
---------
9 contracts DJ Euro STOXX 50 Index Futures                  March 2001            $   407            $  (19)
2 contracts FTSE 100 Index Futures                          March 2001                185                (4)
                                                                                  -------            ------
                                                                                  $   592            $  (23)
                                                                                  =======            ======
Small Mid/Cap CORE
Purchased
---------
3 contracts Russell 2000 Index Futures                      March 2001            $   733            $   32
                                                                                  =======            ======
Managed Fund
Purchased
---------
219 contracts Germany 10 Year Treasury Bonds                March 2001            $22,302            $  400
   Futures
13 contracts Japan 10 Year Treasury Bonds Futures           March 2001             15,340                (9)
17 contracts United Kingdom Treasury Bonds Futures          March 2001              2,935                 4
430 contracts U.S. 10 Year Treasury Note Futures            March 2001             45,090             1,250
                                                                                  -------            ------
                                                                                  $85,667            $1,645
                                                                                  =======            ======
Equity Index
Purchased
---------
53 contracts S&P 500 Index Futures                          March 2001            $17,689            $ (573)
                                                                                  =======            ======

     At December 31, 2000, the International Equity and Small/Mid Cap CORE Funds had deposited $89 and $120, respectively, in segregated accounts to cover margin requirements on open financial futures contracts.

     Forward Foreign Currency Contracts: The Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage Funds' currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds' investments against currency fluctuations. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Funds' securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)

     Currency Translation: For Funds that trade in international securities: all assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net investment income accrued and the U.S. dollar amount actually received.

     Dividends: A dividend of its net investment income is declared and distributed daily by the Money Market Fund. Dividends of net investment income are declared and distributed monthly by all other Funds. Each Fund distributes all of its net realized capital gains annually, at the end of its fiscal year.

     Federal Income Taxes: Each of the Funds of the Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2000, the Trust had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: Small Cap Growth had $8,256, which expires in 2008; Money Market had $14 and $78, which expire in 2007 and 2008, respectively; Bond Index had $158 and $557, which expire in 2007 and 2008, respectively; Short-Term Bond had $131, $1,304 and $679, which expire in 2006, 2007 and 2008, respectively; High Yield Bond had $276 and $513, which expire in 2007 and 2008, respectively; and Global Bond had $1,204 and $1,947, which expire in 2007 and 2008, respectively.



NOTE C -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Expenses: Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributed to a Fund are allocated on the basis of relative net assets.

On February 16, 2000, September 28, 2000 and October 20, 2000, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rates:

         For the Large Cap Growth Fund, 0.40% on an annual basis of the first $500,000 of the net assets of the Fund; 0.35% for net assets between $500,000 and $1,000,000; and 0.30% for net assets in excess of $1,000,000;
         For the Fundamental Growth Fund, 0.90% on an annual basis of the first $250,000 of the Fund's net assets; and 0.85% for net assets in excess of $250,000;
         For the Aggressive Balanced Fund, 0.675% on an annual basis of the first $250,000 of the Fund's net assets; 0.625% for net assets between $250,000 and $500,000; and 0.60% for net assets in excess of $500,000;
         For the Active Bond Fund, 0.70% on an annual basis of the first $100,000 of the net assets of the Fund; 0.65% for net assets between $100,000 and $250,000; 0.61% for net assets between $250,000 and $500,000;
     0.58% for net assets between $500,000 and $1,000,000; and 0.55% for net assets in excess of $1,000,000;
         For the CORE Bond Fund, 0.70% on an annual basis of the first $25,000 of the Fund's net assets; 0.65% for net assets between $25,000 and $50,000; 0.60% for net assets between $50,000 and $150,000; and 0.55% for the net assets in excess of $150,000;
         For the Emerging Markets Equity Fund, 1.30% on an annual basis of the first $10,000 of the Fund's net assets; 1.20% for net assets between $10,000 and $150,000; and 1.10% for net assets in excess of $150,000;

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)

       For the International Equity Index Fund, 0.18% on an annual basis of the first $100,000 of the Fund's net assets; 0.15% for net assets between $100,000 and $200,000; and 0.11% for net assets in excess of $200,000;
       For the International Equity Fund, 1.00% on an annual basis of the first $50,000 of the Fund's net assets; 0.95% for net assets between $50,000 and $200,000; and 0.90% for net assets in excess of $200,000;
       For the Small Cap Growth Fund, 0.75% on an annual basis of its net assets;
       For the Global Balanced Fund, 1.05% on an annual basis of the first $150,000 of the Fund's net assets; 0.95% for net assets between $150,000 and $300,000; 0.80% for net assets between $300,000 and $ 500,000; and 0.75% for net assets in excess of $500,000;
       For the Mid Cap Growth Fund, 0.85% on an annual basis of the first $100,000 of the Fund's net assets; and 0.80% on an annual basis for net assets in excess of $100,000;
       For the Mid Cap Blend Fund, 0.75% on an annual basis of the first $250,000 of the net assets of each Fund; 0.70% for net assets between $250,000 and $500,000; and 0.65% for net assets in excess of $500,000;
       For the Large Cap Value Fund, 0.75% on an annual basis of the first $100,000 of the Fund's net assets; 0.70% for net assets between $100,000 and $250,000; and 0.65% for net assets in excess of $250,000;
       For the Large Cap Value CORE Fund, 0.75% on an annual basis for the first $50,000 of the Fund's net assets; 0.65% for net assets between $50,000 and $200,000; and 0.60% in excess of $200,000;
       For the American Leaders Large Cap Value Fund, 0.80% on an annual basis of the first $50,000 of the net assets of the Fund; 0.65% for net assets between $50,000 and $250,000; 0.60% for net assets between $250,000 and $500,000; and
0.55% for net assets in excess of $500,000;
       For the Large/Mid Cap Value Fund, 0.95% on an annual basis for the first $25,000 of the Fund's net assets; 0.85% for net assets between $25,000 and $50,000; 0.75% for net assets between $50,000 and $ 100,000; and 0.65% for net assets in excess of $100,000;
       For the Money Market Funds, 0.25% on an annual basis of the net assets of the Fund;
       For the Mid Cap Value Fund, 0.80% on an annual basis of the first $100,000 of the Fund's net assets; 0.775% for net assets between $100,000 and $250,000; and 0.75% for net assets between $250,000 and $500,000; 0.725% for net assets between $500,000 and $750,000; and 0.70% for all its net assets once its net assets exceed $750,000;
       For the Small/Mid Cap Growth Fund, 0.75% on an annual basis of the first $250,000 of the net assets of each Fund; 0.70% for net assets between $250,000 and $500,000; and 0.65% for net assets in excess of $500,000;
       For the Bond Index Fund, 0.15% on an annual basis of the first $100,000 of the Fund's net assets; 0.13% for net assets between $100,000 and $250,000; and 0.11% for net assets in excess of $250,000;
       For the Large Cap Aggressive Growth Fund, 1.00% on an annual basis for the first $10,000 of the Fund's net assets; 0.875% for net assets between $10,000 and $20,000; 0.75% for net assets in excess of $20,000;
       For the Small/Mid Cap CORE Fund, 0.80% on an annual basis of the first $50,000 of the Fund's net assets; and 0.70% for net assets in excess of $50,000;
       For the Small/Mid Cap Value Fund, 0.95% on an annual basis for the first $100,000 of the Fund's net assets; 0.90% for net assets between $100,000 and $250,000; 0.85% for net assets in excess of $250,000.
       For the Real Estate Equity Fund, 1.10% on an annual basis of the first $50,000 of the Fund's net assets, 1.00% for net assets between $50,000 and $100,000; 0.90% for net assets between $100,000 and $200,000 and 0.80% for net assets in excess of $200,000;
       For the Growth & Income Fund, 0.71% on an annual basis of the first $150,000 of the net assets of the Fund; 0.69% for net assets between $150,000 and $300,000; and 0.67% for net assets in excess of $300,000;
       For the Managed Fund, 0.74% on an annual basis of the first $500,000 of the net assets of the Fund; 0.68% for net assets between $500,000 and $1,000,000; and 0.65% for net assets in excess of $1,000,000;
       For the Short-Term Bond Fund, 0.30% on an annual basis of its net assets;

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)

         For the Small Cap Equity Fund, 0.90% on an annual basis of the first $150,000 of the Fund's net assets; 0.75% for net assets between $150,000 and $300,000; 0.65% for net assets between $300,000 and $500,000, and 0.60%
     for net assets in excess of $500,000;
         For the International Opportunities Fund, 1.00% on an annual basis of the first $20,000 of the Fund's net assets; 0.85% for net assets between $20,000 and $50,000; and 0.75% for net assets in excess of $50,000;
         For the Equity Index Fund, 0.15% on an annual basis of the first $75,000 of the Fund's net assets; 0.14% for net assets between $75,000 and $125,000; and 0.13% for the net assets in excess of $125,000;
         For the High Yield Bond Fund, 0.65% on an annual basis of the first $100,000 of the Fund's net assets; 0.60% for net assets between $100,000 and $200,000; and 0.50% for net assets in excess of $200,000;
         For the Global Bond Fund, 0.85% on an annual basis of the first $150,000 of the Fund's net assets; 0.80% for net assets between $150,000 and $300,000; 0.75% for net assets between $300,000 and 500,000; and 0.70%
     for the net assets in excess of $500,000.

     During the year ended December 31, 2000, the Investment Adviser voluntarily contributed approximately $284 to the Money Market Fund. John Hancock received no shares of beneficial interest or other consideration in exchange for the contribution, which increased the Funds' net asset values. During the year ended December 31, 1999, the Investment Adviser voluntarily contributed approximately $445 to the Emerging Markets Equity Fund. John Hancock received no shares of beneficial interest or other consideration in exchange for the contribution, which increased the Funds' net asset values.

     John Hancock has entered into Sub-Advisory Agreements with Independence Investment Associates, Inc., with respect to the Large Cap Growth, Aggressive Balanced, Mid Cap Blend, Real Estate Equity, Growth & Income, Managed and Short-Term Bond Funds; with John Hancock Advisers, Inc., with respect to the Active Bond and Small Cap Growth Funds; with Independence International Associates, Inc., with respect to the International Equity Index Fund, each of whom is an affiliate of John Hancock, and, under the supervision of John Hancock, is responsible for the day-to-day investment management of each of the Funds. John Hancock maintains responsibility for the day-to-day management of the Money Market Fund. John Hancock has also entered into the Sub-Advisory Agreements with the following Sub-Advisers, each of whom under the supervision of John Hancock, is responsible for the day-to-day investment management of each of the Funds:

Fund                                             Sub-Adviser
----                                             -----------
Fundamental Growth                    Putnam Investment Management, Inc.
Emerging Markets Equity               Morgan Stanley Investment Management, Inc.
International Equity                  Goldman Sachs Asset Management
Global Balanced                       Capital Guardian Trust Company
Mid Cap Growth                        Janus Capital Corporation
Large Cap Value                       T. Rowe Price Associates, Inc.
Large Cap Value CORE                  Goldman Sachs Asset Management
Large/Mid Cap Value                   Wellington Management Company, LLP
Mid Cap Value                         Neuberger Berman, LLC
Small/Mid Cap Growth                  Wellington Management Company, LLP
Bond Index                            Mellon Bond Associates, LLP
Large Cap Aggressive Growth           Alliance Capital Management, LLP
Small/Mid Cap CORE                    Goldman Sachs Asset Management

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)

Fund                                             Sub-Adviser
----                                             -----------
Small/Mid Cap Value                 The Boston Company Asset Management, LLC
Real Estate Equity                  Morgan Stanley Investment Management, Inc.
Growth & Income                     Putnam Investment Management, Inc.
Managed                             Capital Guardian Trust Company
Small Cap Equity                    Capital Guardian Trust Company
International Opportunities         T. Rowe Price International, Inc.
Equity Index                        State Street Global Bank & Trust N.A.
High Yield Bond                     Wellington Management Company, LLP
Global Bond                         Capital Guardian Trust Company

     In the event that normal operating expenses of each Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of each Fund's daily net asset value, John Hancock and JHVLICO will reimburse each Fund for such excess. Accordingly, for the year ended December 31, 2000, the reimbursements paid from John
Hancock and JHVLICO were $10 to Fundamental Growth, $18 to Aggressive Balanced, $202 to Active Bond, $500 to Emerging Markets Equity, $196 to International Equity Index, $92 to International Equity, $86 to Global Balanced, $21 to Mid Cap Blend, $27 to Large Cap Value CORE, $29 to Large/Mid Cap Value, $11 to Bond Index, $11 to Large Cap Aggressive Growth, $54 to Small/Mid Cap CORE, $32 Small/Mid Cap Value, $23 to Small Cap Equity, $154 to International Opportunities, $30 to High Yield Bond and $64 to Global Bond.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, IPL and PPM-1, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D -- INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for each Fund for the year ended December 31, 2000 were as follows:

Fund                                          Purchases     Sales and Maturities
----                                          ---------     --------------------
Large Cap Growth                            $  1,250,545        $  1,228,862
Fundamental Growth                               107,451              66,744
Aggressive Balanced                               31,654              23,208
Active Bond                                    1,265,780           1,276,929
CORE Bond                                         11,443               6,405
Emerging Markets Equity                           60,393              41,178
International Equity Index                        31,951              34,493
International Equity                              14,742               9,759
Small Cap Growth                                 374,852             247,034
Global Balanced                                   48,726              50,546
Mid Cap Growth                                   856,814             697,807
Mid Cap Blend                                     29,115              15,454
Large Cap Value                                   94,362              68,034
Large Cap Value CORE                              15,762               6,074
American Leaders Large Cap Value                   6,170                 743
Large/Mid Cap Value                               15,713               7,948
Mid Cap Value                                    245,227             239,321
Small/Mid Cap Growth                             182,973             192,814
Bond Index                                        15,735               1,943
Large Cap Aggressive Growth                       34,162              17,320
Small/Mid Cap CORE                                26,850              14,704
Small/Mid Cap Value                               48,496              29,457
Real Estate Equity                                34,480              34,557
Growth & Income                                3,521,406           3,934,343
Managed                                        5,113,157           5,689,315
Short-Term Bond                                   31,265              28,003
Small Cap Equity                                 144,792             135,804
International Opportunities                       95,161              35,668
Equity Index                                     278,231             171,884
High Yield Bond                                   15,419               4,992
Global Bond                                      128,638             125,815

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)

         The identified cost of investments owned by each Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation at December 31, 2000, for federal income tax purposes were as follows:


                                                                                                 Net Unrealized
                                              Identified      Unrealized        Unrealized        Appreciation
Fund                                             Cost        Appreciation      Depreciation      (Depreciation)
----                                             ----        ------------      ------------      --------------
Large Cap Growth                             $ 1,130,115      $ 157,238       $ (145,172)         $     12,066
Fundamental Growth                                50,109          1,657           (8,211)               (6,554)
Aggressive Balanced                               20,345          1,593           (1,428)                  165
Active Bond                                      769,274         18,809           (7,244)               11,565
CORE Bond                                          5,100            175               (9)                  166
Emerging Markets Equity                           42,106            722          (14,268)              (13,546)
International Equity Index                       184,080         29,734          (25,365)                4,369
International Equity                              15,419            958           (1,670)                 (712)
Small Cap Growth                                 238,639         38,819          (48,754)               (9,935)
Global Balanced                                   28,039          1,513           (2,156)                 (643)
Mid Cap Growth                                   427,933         47,294         (108,275)              (60,981)
Mid Cap Blend                                     19,467          2,758           (1,498)                1,260
Large Cap Value                                  179,578         27,985          (12,161)               15,824
Large Cap Value CORE                              15,514          2,032           (1,340)                  692
American Leaders Large Cap Value                   5,413            846             (503)                  343
Large/Mid Cap Value                               13,633          2,009             (576)                1,433
Mid Cap Value                                    104,638         19,231           (1,381)               17,850
Small/Mid Cap Growth                             177,500         27,661          (25,001)                2,660
Bond Index                                        61,783          1,543             (853)                  690
Large Cap Aggressive Growth                       28,843          1,995           (5,233)               (3,238)
Small/Mid Cap CORE                                20,297          3,308           (3,047)                  261
Small/Mid Cap Value                               28,304          2,543           (2,901)                 (358)
Real Estate Equity                               131,915         23,510           (1,560)               21,950
Growth & Income                                3,120,255        520,107         (379,489)              140,618
Managed                                        2,736,969        354,480         (169,015)              185,465
Short-Term Bond                                   77,269            907             (599)                  308
Small Cap Equity                                  81,274          4,897          (18,712)              (13,815)
International Opportunities                      119,850          9,362          (13,862)               (4,500)
Equity Index                                     492,664         77,606          (63,687)               13,919
High Yield Bond                                   29,400            435           (5,829)               (5,394)
Global Bond                                       62,666          3,610             (869)                2,741

       During the year ended December 31, 2000, reclassifications have been made in each Fund's capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2000. These permanent reclassifications are primarily attributable to differences in the treatment of foreign currency gains and losses, net operating losses and return of capital under federal tax rules versus generally accepted accounting principles. Net assets were not affected by these reclassifications.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E - FORWARD FOREIGN CURRENCY CONTRACTS
     As of December 31, 2000 the International Equity Index, Managed and Global Bond Funds had open forward foreign currency contracts which contractually obligate the Funds to deliver or receive currencies at a specified date, as follows:


                                                                                 Net Unrealized
                                                                                  Appreciation
International Equity Index            Maturity Date      Cost          Value     (Depreciation)
--------------------------            -------------      ----          -----     --------------
Currency Sold
-------------
Japanese Yen                   29,900    03/08/01      $   270       $     264       $     5
Euro                               99    03/16/01           92              93            (1)
Pound Sterling                     40    03/16/01           58              59            (1)
                                                                                     -------
                                                                                     $     3
                                                                                     =======
Currency Purchased
------------------
Japanese Yen                  113,800    03/01/01      $ 1,040       $   1,005       $   (35)
Japanese Yen                   74,870    03/08/01          684             662           (22)
Euro                            1,028    03/16/01          909             968            59
Pound Sterling                    836    03/16/01        1,209           1,252            43
Euro                            1,037    03/30/01          963             978            15
                                                                                     -------
                                                                                     $    60
                                                                                     =======
Managed
Currency Sold
-------------
Australian Dollar               2,961    02/05/01      $ 1,558       $   1,648       $   (90)
Canadian Dollar                12,987    02/05/01        8,474           8,663          (189)
Euro                          110,744    02/05/01       96,464         104,171        (7,707)
Euro                           16,006    02/06/01       14,118          15,056          (938)
Greek Drachma                 932,723    02/05/01        2,385           2,575          (190)
Japanese Yen                8,635,727    02/05/01       78,722          76,007         2,715
Japanese Yen                   46,663    02/07/01          426             411            15
Pound Sterling                 10,950    02/05/01       15,559          16,386          (827)
Pound Sterling                  1,950    02/06/01        2,801           2,918          (117)
Pound Sterling                  3,920    02/07/01        5,602           5,866          (264)
Danish Krone                   27,752    02/05/01        3,238           3,499          (261)
Swedish Krona                  28,605    02/05/01        2,862           3,038          (176)
Swiss Franc                    24,285    02/06/01       14,232          15,034          (802)
                                                                                     -------
                                                                                     $(8,831)
                                                                                     =======

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)

Managed - continued


                                                                                   Net Unrealized
                                                                                    Appreciation
Currency Purchased                    Maturity Date       Cost          Value      (Depreciation)
------------------                    -------------       ----          -----      --------------
Australian Dollar                 189    02/05/01       $    103       $    105       $     2
Danish Krone                    1,862    02/05/01            223            235            12
Pound Sterling                    352    02/05/01            510            527            17
Pound Sterling                  5,709    02/06/01          8,311          8,543           232
Pound Sterling                  7,764    02/07/01         11,203         11,618           415
Euro                           23,428    02/06/01         20,892         22,039         1,147
Swiss Franc                    59,526    02/06/01         34,896         36,851         1,955
                                                                                      -------
                                                                                      $ 3,780
                                                                                      =======
Global Bond

Currency Sold
-------------
Euro                            2,000    02/12/01       $  1,718       $  1,882      $  (164)
Euro                            2,645    04/24/01          2,225          2,495         (270)
                                                                                     -------
                                                                                     $  (434)
                                                                                     =======

Currency Purchased
------------------
Euro                            2,000    02/12/01       $  1,766       $  1,882      $   116
Japanese Yen                  239,062    04/24/01          2,225          2,130          (95)
                                                                                     -------
                                                                                     $    21
                                                                                     =======

NOTE F-COMBINATION
     On December 22, 2000, the shareholders of John Hancock International Opportunities II Fund ("International Opportunities II") approved the combination between International Opportunities II and International Opportunities, Funds, providing for the transfer of substantially all of the assets and liabilities of the International Opportunities II Fund to the International Opportunities Fund in exchange solely for the trust shares of the International Opportunities Fund. The acquisition was accounted for as a tax-free exchange of 1,947 trust shares of the International Opportunities Fund for the net assets of International Opportunities II Fund, which amounted to $22,528, including $(2,878) of unrealized depreciation, after the close of business on December 29, 2000. The net assets of the International Opportunities Fund prior to the combination on December 29, 2000, were $94,169, and the aggregate net assets of the International Opportunities Fund after the combination amounted to $116,697.


NOTE G - CHANGE IN ACCOUNTING PRINCIPLE
     The Funds will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Funds will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Funds did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Funds. The impact of this accounting change has not been determined but will result in a reclassification between the cost of securities and a corresponding reclassification in net unrealized appreciation/depreciation, based on securities held as of December 31, 2000.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)


               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders,
and Board of Trustees of
John Hancock Variable Series Trust I

        We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of John Hancock Variable Series Trust I (the Trust) (comprising, respectively, the Large Cap Growth, Active Bond (for-merly, Sovereign Bond), Emerging Markets Equity, International Equity Index, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth, Bond Index, Small/Mid Cap Core, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap (formerly, Small Cap Value), International Opportunities, Equity Index, High Yield Bond, Global Bond, Large Cap Aggressive Growth, Small/Mid Cap Value, Large Cap Value CORE, International Equity, Mid Cap Blend, Aggressive Balanced, Fundamental Growth (formerly, Fundamental Mid Cap growth), Large/Mid Cap Value, Core Bond and American Leaders Large Cap Value Funds) as of December 31, 2000, and the related statements of operations for the period then ended, and the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian or brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting John Hancock Variable Series Trust I at December 31, 2000, the results of their operations for the period then ended, and the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                     /s/ Ernst & Young LLP

Boston, Massachusetts
February 13, 2001

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)

OTHER MATTERS  (UNAUDITED)

     Section 30 and Rule 30d-1(b) under the Investment Company Act of 1940, as amended, requires registered management investment companies to furnish information relating to any matter submitted during the reporting period to a vote of Shareholders of the Trust. John Hancock Variable Series Trust I solicited a vote at special meetings of Contract owners/Policyholders held on September 28, October 20, and December 22, 2000 on the following matters:


For the Large Cap Growth Fund 9/28/00:                                                     For      Against      Abstain
                                                                                           ---      -------      -------
        6.  To change the Fund's classification from "diversified" to "non-diversified".   77%        13%          10%
        8.  To modify the fundamental restrictions applicable to the Fund to permit it     77%        14%           9%
            to invest in securities that are subject to legal restrictions on resale.
       10.  To modify the fundamental restrictions applicable to the Fund to permit it     77%        14%           9%
            to invest in financial futures.

For the Fundamental Growth Fund 9/28/00:
       4A.  To approve a new Sub-Investment Management Agreement among the                 87%        8%            5%
            Trust, John Hancock, and Putnam Investment Management, Inc.
       4B.  To approve an amendment to the March 14, 1996 Investment Management            76%        19%           5%
            Agreement between the Trust and John Hancock, reflecting an increase in the Investment Advisory fee.

For the Real Estate Equity Fund 9/28/00:
       1A.  To approve a new Sub-Investment Management Agreement among the                 86%        6%            8%
            Trust, John Hancock, and Morgan Stanley Investment Management, Inc.
       1B.  To approve a new Sub-Investment Management Agreement among the                 85%        7%            8%
            Trust, John Hancock, and Independence Investment Associates, Inc.
       1C.  To approve an amendment to the April 12, 1988 Investment Management            79%        13%           8%
            Agreement between the Trust and John Hancock, reflecting an increase in the Investment Advisory fee.
        7.  To change the Fund's classification from "diversified" to "non-diversified".   84%        8%            8%
        9.  To modify the fundamental restrictions applicable to the Fund to permit it     83%        9%            8%
            to invest in securities that are subject to legal restrictions on resale.
       11.  To modify the fundamental restrictions applicable to the Fund to permit it     84%        8%            8%
            to invest in financial futures.

For the International Opportunities Fund 9/28/00:
        2.  To approve a new Sub-Investment Management Agreement among the                 94%        2%            4%
            Trust, John Hancock, and T. Rowe Price International, Inc.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)


For the International Opportunities II Fund 9/28/00:                                     For      Against      Abstain
                                                                                         ---      -------      -------
   3A.    To approve an interim Sub-Investment Management Agreement among the            81%        9%          10%
          Trust, John Hancock, and Rowe Price-Fleming International, Inc.
   3B.    To approve a new Sub-Investment Management Agreement among the                 75%       14%          11%
          Trust, John Hancock, and T. Rowe Price International, Inc., reflecting an increase in the Sub-Investment Advisory fee.
   3C.    To approve an amendment to the April 14, 1998 Investment Management            75%       15%          10%
          Agreement between the Trust and John Hancock, reflecting an increase in the Investment Advisory fee.

For the Active Bond Fund 10/20/00:
   3A.    To approve an amendment to the May 1, 1995 Sub-Investment Manage-              72%       20%          8%
          ment Agreement among the Trust, John Hancock and John Hancock Advis-
          ers, Inc., reflecting an increase in Sub-Investment Advisory fee.
   3B.    To approve an amendment to the April 12, 1988 Investment Management            72%       20%          8%
          Agreement between the Trust and John Hancock, reflecting an increase in the Investment Advisory fee.

For the Global Balanced Fund 10/20/00:
   4A.    To approve a new Sub-Investment Management Agreement among the                 88%        6%          6%
          Trust, John Hancock, and Capital Guardian Trust Company.
   4B.    To approve an amendment to the March 14, 1996 Investment Management            74%       20%          6%
          Agreement between the Trust and John Hancock, reflecting and increase in the Investment Advisory fee.

For Growth & Income Fund 10/20/00:
   2A.    To approve a new Sub-Investment Management Agreement among the                 83%       10%          7%
          Trust, John Hancock, and Putnam Investment Management, Inc.
    B.    To approve a new Sub-Investment Management Agreement among the                 82%       11%          7%
          Trust, John Hancock, and Independence Investment Associates, Inc.
    C.    To approve an amendment to the April 12, 1988 Investment Management            75%       18%          7%
          Agreement between the Trust and John Hancock, reflecting an increase in the Investment Advisory fee.
   2D.    To change the Fund's classification from "diversified" to "non-diversified."   79%       13%          8%
   2E.    To modify the fundamental restrictions applicable to the Fund to permit it     79%       14%          7%
          to invest in securities that are subject to legal restrictions on resale.
   2F.    To modify the fundamental restrictions applicable to the Fund to permit it     80%       13%          7%
          to invest in financial futures.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2000
--------------------------------------------------------------------------------
(000's Omitted)


                                                                                         For      Against      Abstain
                                                                                         ---      -------      -------
For the Managed Fund 10/20/00:
    1A.    To approve a new Sub-investment Management Agreement among the                84%         9%          7%
           Trust, John Hancock, and Capital Guardian Trust Company.
     B.    To approve a new Sub-Investment Management Agreement among the                84%         9%          7%
           Trust, John Hancock, and Independence Investment Associates, Inc.
     C.    To approve an amendment to the April 12, 1988 Investment Management           76%        16%          8%
           Agreement between the Trust and John Hancock, reflecting an increase in the Investment Advisory fee.
    1D.    To change the Fund's classification from "diversified" to                     80%        11%          9%
           "non-diversified".

For the Small Cap Equity Fund 10/20/00:
    4A.    To approve a new Sub-Investment Management Agreement among the                82%        12%          6%
           Trust, John Hancock, and Capital Guardian Trust Company.
    4B.    To approve an amendment to the March 14, 1996 Investment Management           68%        27%          5%
           Agreement between the Trust and John Hancock, reflecting an increase in the Investment Advisory fee.

For the Global Bond Fund 10/20/00:
    4A.    To approve a new Sub-Investment Management Agreement among the                86%         8%          6%
           Trust, John Hancock, and Capital Guardian Trust Company.
    4B.    To approve an amendment to the March 14, 1996 Investment Management           79%        15%          6%
           Agreement between the Trust and John Hancock, reflecting an increase in the Investment Advisory fee.

International Opportunities Fund II 12/22/00:
To approve combining the International Opportunities Fund II with the Interna-           93%         1%          6%
tional Opportunities Fund.

                             OFFICERS AND TRUSTEES
                -----------------------------------------------
                         Michele G. Van Leer, Chairman
                  Thomas J. Lee, President and Vice Chairman
                         Karen Q. Visconti, Secretary
                      Arnold Bergman, Assistant Secretary
                          Raymond F. Skiba, Treasurer
                      Jude A. Curtis, Compliance Officer
                Maryellen Carney, Assistant Compliance Officer
                         Patrick F. Smith, Controller
                     Paula M. Pashko, Assistant Controller
                               Elizabeth G. Cook
                           Reverend Diane C. Kessler
                              Hassel H. McClellan
                              Robert F. Verdonck

                              INVESTMENT ADVISER
                         -----------------------------
                          John Hancock Life Insurance
                              John Hancock Place
                                 P.O. Box 111
                               Boston, MA 02117


                             INDEPENDENT AUDITORS
                           ----------------------
                               Ernst & Young LLP
                             200 Clarendon Street
                               Boston, MA 02116

                            SUB-INVESTMENT ADVISERS
--------------------------------------------------------------------------------

           Independence Investment Associates, Inc. and subsidiaries
                                53 State Street
                               Boston, MA 02109

                       Alliance Capital Management L.P.
                          1345 Avenue of the Americas
                              New York, NY 10105

                   The Boston Company Asset Management, LLC
                               One Boston Place
                               Boston, MA 02108

                        Capital Guardian Trust Company
                             333 South Hope Street
                             Los Angeles, CA 90071

                    Federated Investment Management Company
                        1001 Liberty Avenue, 10th Floor
                             Pittsburgh, PA 15222

                        Goldman Sachs Asset Management
                                  32 Old Slip
                              New York, NY 10005

                                     Janus
                              100 Fillmore Street
                             Denver, CO 80206-4928

                          Mellon Bond Associates, LLP
                      One Mellon Bank Center, Suite 5400
                           Pittsburgh, PA 15258-0001

                          John Hancock Advisers Inc.
                             101 Huntington Avenue
                               Boston, MA 02199

                     Morgan Stanley Asset Management Inc.
                          1221 Avenue of the Americas
                               New York, NY 10020

                             Neuberger Berman, LLC
                               605 Third Avenue
                            New York, NY 10158-3698

                               Putnam Investments
                            One Post Office Square
                               Boston, MA 02109

                         State Street Global Advisors
                            Two International Place
                               Boston, MA 02110

                         T. Rowe Price Associate Inc.
                             100 East Pratt Street
                              Baltimore, MD 2120

                       T. Rowe Price International Inc.
                             100 East Pratt Street
                              Baltimore, MD 2120

                      Wellington Management Company, LLP
                                75 State Street
                               Boston, MA 02109

                            [LOGO OF JOHN HANCOCK]


Variable Series Trust consists of funds used as investment options for various
 John Hancock variable life annuity contracts. This report must be accompanied by the required prospectus and the most current quarterly Performance report for the contract offered. Investors are not able to invest directly in the Variable Series Trust.

     Not all of the funds described in this report are available on every product. Please refer to the prospectus for additional information about the investment options on your variable product.

     Insurance Products are Issued by: John Hancock Life Insurance Company John Hancock Variable Life Insurance Company* (*not licensed in New York),
                               Boston, MA 02117
 Securities Products are Distributed by: John Hancock Funds, Inc., Member NASD
                  Signator Investors, Inc., Member NASD, SIPC

                                                                  [LOGO OF IMSA]